As Filed with the Securities and Exchange Commission on March 3, 2011

Securities Act File No. 333-171876

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS VARIABLE SERIES I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

One Beacon Street

Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199	David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Health Care VIP, a series of DWS Variable Series I

DWS Technology VIP, a series of DWS Variable Series II

      Q&A

Q    What issue am I being asked to vote on?

A    You are being asked to vote on one or both of two proposals below, as applicable.

Proposal	Shareholders Voting
To merge DWS Health Care VIP into DWS Capital Growth VIP	DWS Health Care VIP

To merge DWS Technology VIP into DWS Capital Growth VIP	DWS Technology VIP

After carefully reviewing the proposals, the Board of Trustees of DWS Variable Series I, of which DWS Health Care VIP (an “Acquired Fund”) is a series, and of DWS Variable Series II, of which DWS Technology VIP (an “Acquired Fund” and, together with DWS Health Care VIP, the “Acquired Funds”) is a series, has determined that each merger is in the best interests of the applicable Acquired Fund. The Board unanimously recommends that you vote for this proposal.

Q    I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a direct shareholder of either Acquired Fund. Why am I being asked to vote on a proposal for shareholders of an Acquired Fund?

A    You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in an Acquired Fund. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Acquired Fund. Thus, you are not the “shareholder” of the Acquired Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Acquired Fund shares corresponding to your investment through your Contract.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts (“Contract Owners”). All persons entitled to direct the voting shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.

Q    Why has this proposal been made for my Acquired Fund?

A    DWS Investments believes the proposed merger is in the best interests of each Acquired Fund for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as the Acquired Funds, DWS Investments advised the Boards that the Acquired Funds have limited opportunities to attract new investments. As a result, each Acquired Fund is facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into DWS Capital Growth VIP is the best alternative for shareholders of each Acquired Fund. Among other benefits, the mergers would result in lower management fees and lower operating expenses for shareholders of each Acquired Fund.

The Acquired Funds and DWS Capital Growth VIP have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of DWS Capital Growth VIP and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while DWS Capital Growth VIP invests in a broad range of economic sectors. If the mergers are approved by shareholders, DWS Investments has estimated that approximately 90% and 70% of the portfolios of DWS Health Care VIP and DWS Technology VIP, respectively, will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Capital Growth VIP will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors. The repositioning of each Acquired Fund’s portfolio prior to the merger will involve transaction costs which will be borne by the relevant Acquired Fund.

Contract Owners may continue to instruct their insurance company on how to invest proceeds relating to their Contract, including effecting sales into or out of DWS Health Care VIP or DWS Technology VIP, as appropriate. Contract Owners should contact their insurance company for further information regarding their investment.

Q    Will I have to pay taxes as a result of the merger?

A    Each merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel provides an opinion for each merger to that effect. Before or after the mergers, you may instruct your insurance company to direct proceeds relating to your Contract out of DWS Health Care VIP or DWS Technology VIP and into other investments (such direction, a “Transfer”). A Contract Owner will not be subject to tax at the time of a Transfer. However, a Contract Owner’s insurance company may charge a fee for Transfers. If you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal before or after the merger, you may be subject to taxes and tax penalties; therefore, you may wish to consult a tax advisor before doing so.

Q    Upon the merger, how will the value of my investment change?

A    The aggregate value of your investment will not change as a result of the merger. However, the number of shares owned by your insurance company on your behalf will likely change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of either DWS Health Care VIP or DWS Technology VIP, which will probably be different from the net asset value per share of DWS Capital Growth VIP.

Q    When would the merger take place?

A    If approved, the merger would occur on or about May 2, 2011, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q    Is either merger contingent upon approval of the other merger?

A    No. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into DWS Capital Growth VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. Each merger is separate and distinct from the other.

Q    How can I vote?

A    Contract Owners can vote in any one of three ways:

•	Through the Internet, by going to the website listed on your voting instruction form;

•	By telephone, with a toll-free call to the number listed on your voting instruction form; or

•	By mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q    Whom should I call for additional information about this Prospectus/Proxy Statement?

A    Please call Computershare Fund Services, Inc., your fund’s information agent, at 866-963-6127, or your insurance company.

March     , 2011

DWS HEALTH CARE VIP

DWS TECHNOLOGY VIP

A Message from the President of DWS Variable Series I and DWS Variable Series II

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Health Care VIP (“Health Care”) and/or DWS Technology VIP (“Technology”), as applicable. You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal for Health Care	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Health Care to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Health Care, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Health Care in complete liquidation and termination of Health Care.

Proposal for Technology	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Technology to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Technology, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Technology in complete liquidation and termination of Technology.

DWS Investments believes the proposed mergers are in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments believes that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology face the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of both Health Care and Technology. Among other benefits, the mergers would result in lower management fees and lower operating expenses for shareholders of Health Care and Technology. In addition, DWS Investments believes that the mergers will benefit Contract Owners (as defined on page      of the enclosed Prospectus/Proxy Statement) by transitioning their investment into a fund with a broader equity strategy that is open to broader distribution, resulting in potential for greater asset growth and future economies of scale.

In determining to approve the mergers, the Board of each of Health Care and Technology conducted a thorough review of the potential implications of each merger, and concluded that participation of Health Care and Technology in the proposed mergers would be in the best interests of each fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Boards considered is included in the enclosed Prospectus/Proxy Statement. If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2011.

Included in this booklet is information about the upcoming shareholders’ meetings:

•	A Notice of Special Meetings of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Capital Growth, the specific proposals that will be considered at the shareholders’ meetings and why the proposals are being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s information agent, at 866-963-6127 or contact your insurance company. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark
President
DWS Variable Series I
DWS Variable Series II

DWS HEALTH CARE VIP

DWS TECHNOLOGY VIP

Notice of Special Meetings of Shareholders

Please take notice that Special Meetings of Shareholders of DWS Health Care VIP, a series of DWS Variable Series I (“Health Care”) and DWS Technology VIP, a series of DWS Variable Series II (“Technology”) will be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 24th Floor, New York, NY 10154, on April 11, 2011 at 3:00 p.m., Eastern time (each a “Meeting”), to consider the following:

Proposal for Health Care	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Health Care to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Health Care, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Health Care in complete liquidation and termination of Health Care.

Proposal for Technology	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Technology to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Technology, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Technology in complete liquidation and termination of Technology.

The appointed proxies will vote in their discretion on any other business as may properly come before a Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of Health Care and Technology at the close of business on February 18, 2011 are entitled to vote at the applicable Meeting and at any postponement(s) or adjournment(s) thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at a Meeting, the appointed proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees,

John Millette,

Secretary

March     , 2011

IMPORTANT — We urge you to sign and date the enclosed proxy card or voting instruction form (unless you choose to record your voting instructions by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience.

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

DWS HEALTH CARE VIP OR

DWS TECHNOLOGY VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Health Care VIP or DWS Technology VIP (each an “Acquired Fund”), as applicable. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Board’s recommendations on page     . If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote the shares corresponding to your insurance contract in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form. If so, please vote each one. Your prompt return of the enclosed voting information form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., information agent for your Acquired Fund, at the special toll-free number we have set up for you, 866-963-6127, or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

March     , 2011

Acquisition of the assets of:	By and in exchange for shares of:

DWS Health Care VIP, a series of DWS Variable Series I and/or DWS Technology VIP, a series of DWS Variable Series II 345 Park Avenue New York, NY 10154 800-778-1482	DWS Capital Growth VIP, a series of DWS Variable Series I 345 Park Avenue New York, NY 10154 800-778-1482

This Prospectus/Proxy Statement is furnished in connection with two proposals: (i) the proposed merger of DWS Health Care VIP (“Health Care”) into DWS Capital Growth VIP (“Capital Growth”) and (ii) the proposed merger of DWS Technology VIP (“Technology” and, together with Health Care, the “Acquired Funds”) into Capital Growth. As a result of the proposed mergers, each Acquired Fund shareholder will receive a number of full and fractional shares of the corresponding class of Capital Growth equal in value as of the Valuation Time (as defined below on page     ) to the total value of such shareholder’s Acquired Fund shares. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Capital Growth, with each merger being separate and distinct from the other. The merger of one Acquired Fund into Capital Growth is not contingent upon the approval of the other Acquired Fund’s shareholders.

The following table identifies the fund whose shareholders are entitled to vote on each proposal:

Proposal

Fund	Approval of Proposed Merger of Health Care into Capital Growth	Approval of Proposed Merger of Technology into Capital Growth
Health Care	X
Technology		X

Shares of the Acquired Funds are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Acquired Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Acquired Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders of record. (Depending on the context, references to “you” or “your” herein refer to the Contract Owner and/or to the Participating Insurance Company separate accounts.) To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed mergers. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, the Notice of Special Meetings of Shareholders and the proxy card or voting instruction form are first being mailed to shareholders and Contract Owners on or about March     , 2011, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in Capital Growth, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

1

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-04257), a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Capital Growth, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-04257), a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Health Care, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-04257);

(iv)	the prospectus of Health Care, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-04257);

(v)	the prospectus of Technology, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-05002);

(vi)	the prospectus of Technology, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-05002);

(vii)	the statement of additional information of Health Care, dated May 1, 2010, as revised May 10, 2010, and as supplemented from time to time, relating to Class A and Class B shares (File No. 811-04257);

(viii)	the statement of additional information of Technology, dated May 1, 2010, as revised October 4, 2010, and as supplemented from time to time, relating to Class A and Class B shares (File No. 811-05002);

(ix)	the statement of additional information relating to the proposed mergers, dated , 2011 (the “Merger SAI”); and

(x)	the financial statements and related reports of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 for each of Health Care (File No. 811-04257) and Technology (File No. 811-05002).

Except as noted below, no other parts of either of Health Care or Technology’s Annual Report are incorporated by reference herein.

The financial highlights for Capital Growth and for each of the Acquired Funds contained in each fund’s Annual Report for the period ended December 31, 2010, are attached to this Prospectus/Proxy Statement as Appendix C.

You may get free copies of the funds’ annual reports, semi-annual reports, prospectuses, statements of additional information and/or the Merger SAI, request other information about a fund, or make shareholder inquiries, by contacting your insurance company or by calling the corresponding fund at 1-800-728-3337.

Like shares of the Acquired Funds, shares of Capital Growth are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposals listed in the Notice of Special Meetings of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., information agent for the Acquired Funds, at 866-963-6127, or contact your insurance company.

2

Capital Growth, Health Care and Technology are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the funds, including prospectuses and statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders and Contract Owners considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1. What is being proposed?

The Boards of Health Care and Technology are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which we refer to herein as a merger of each Acquired Fund into Capital Growth. If approved by shareholders of your Acquired Fund, all of the assets of your Acquired Fund will be transferred to Capital Growth solely in exchange for (a) the issuance and delivery to your Acquired Fund of Class A and Class B shares of Capital Growth (“Merger Shares”) with a value equal to the value of your Acquired Fund’s assets net of liabilities, and (b) the assumption by Capital Growth of all the liabilities of your Acquired Fund. Immediately following the merger, the appropriate class of Merger Shares received by your Acquired Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2. What will happen to my investment in my Acquired Fund as a result of the merger?

Your investment in your Acquired Fund will, in effect, be exchanged for an investment in the same share class of Capital Growth with an equal aggregate net asset value as of the Valuation Time (as defined below on page     ).

3. Why have the Boards of the Trusts recommended that shareholders approve the merger?

DWS Investments advised the Boards that it believes that the proposed mergers are in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments advised the Boards that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology are facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of Health Care and Technology. In determining to recommend that shareholders of Health Care and Technology approve the mergers, the Boards considered, among others, the following factors:

•

The mergers would help to protect shareholders of Health Care and Technology from the cost increases associated with small, declining asset bases, and provide continuity of investment within the DWS fund family, including access to DWS Investments’ U.S. equity investment expertise;

3

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Health Care and Technology;

•

The estimated total operating expense ratios of each class of shares of the combined fund are lower than the current total operating expense ratios of the corresponding classes of Health Care and Technology;

•

Similarities and differences between Health Care’s and Technology’s investment objectives, policies and restrictions relative to those of Capital Growth. The Acquired Funds and Capital Growth have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of Capital Growth and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors; and

•

The commitment by Deutsche Investment Management Americas Inc. (“DIMA”), each fund’s investment advisor, to cap certain expenses to be incurred by each of Health Care and Technology in connection with the merger. More specifically, DWS Investments has agreed to bear certain types of expenses incurred by Health Care or Technology in connection with the merger to the extent such expenses exceed the expected cost savings to be realized by shareholders of the applicable fund at the time of the merger during the one-year period following the merger (See “Agreement and Plan of Reorganization” below for additional information regarding this cap).

Based on the foregoing: (1) the Board of Health Care concluded that the merger of Health Care into Capital Growth is in the best interests of Health Care, and that the interests of the existing shareholders of Health Care will not be diluted as a result of the merger; and (2) the Board of Technology concluded that the merger of Technology into Capital Growth is in the best interests of Technology, and that the interests of the existing shareholders of Technology will not be diluted as a result of the merger. Accordingly, the Trustees unanimously recommend that shareholders of Health Care and Technology approve the Agreement (as defined on page     ). For a complete discussion of the Boards’ considerations please see “Background and Boards’ Considerations Relating to the Proposed Mergers” below.

4. How do the investment goals, policies and restrictions of the funds compare?

The funds’ investment goals are similar — each fund seeks growth of capital (Health Care and Capital Growth seek long-term growth of capital, while Technology’s investment objective is growth of capital). Each fund seeks to achieve its objective mainly through investment in equity securities, primarily common stocks, though the specific focus of each fund’s investment portfolio differs. Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Capital Growth generally focuses on established companies that are similar in size to the companies in the S&P 500® Index or the Russell 1000® Growth Index. Although Capital Growth can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. Capital Growth may also invest in other types of equity securities such as preferred stocks or convertible securities. Health Care, under normal circumstances, invests at least 80% of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Health Care invests primarily in securities of US companies, but may invest in foreign companies as well. Health Care may invest in companies of any market capitalization. Technology, under normal circumstances, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector.

4

Technology may invest in companies of any size and may invest in initial public offerings. While Technology invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). Technology’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. Please see Part II — Investment Strategies and Risk Factors, below, for a more detailed comparison of each Fund’s investment policies and restrictions.

The following two tables set forth a summary of the composition of each fund’s investment portfolio as of December 31, 2010, and DWS Investments’ estimation of the portfolio composition of Capital Growth assuming consummation of the proposed mergers.

Sector Diversification (as a % of common stocks)

	Health Care	Technology	Capital Growth
Information Technology	—	97%	31%
Consumer Discretionary	—	3%	16%
Industrials	—	—	14%
Energy	—	—	12%
Health Care	100%	—	10%
Materials	—	—	6%
Consumer Staples	—	—	5%
Financials	—	—	5%
Telecommunication Services	—	—	1%
Total	100.0%	100.0%	100.0%

	Capital Growth — Estimated(1) (assuming consummation of Health Care merger)	Capital Growth — Estimated(1) (assuming consummation of Technology merger)	Capital Growth — Estimated(1) (assuming consummation of both mergers)
Information Technology	31%	31%	31%
Consumer Discretionary	16%	16%	16%
Industrials	14%	14%	14%
Energy	12%	12%	12%
Health Care	10%	10%	10%
Materials	6%	6%	6%
Consumer Staples	5%	5%	5%
Financials	5%	5%	5%
Telecommunication Services	1%	1%	1%
Total	100.0%	100.0%	100.0%

(1)	Reflects DWS Investments’ estimation of the portfolio composition of Capital Growth subsequent to the mergers, taking into account that prior to the mergers, pursuant to each Agreement and Plan of Reorganization, a significant portion of the portfolio of each Acquired Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Capital Growth. There can be no assurance as to the actual portfolio composition of Capital Growth subsequent to the mergers.

5. How do the management fees and expense ratios of the two funds compare?

The following tables summarize the fees and expenses an investor may pay when investing in the funds, the expenses that each fund incurred during its fiscal year ended December 31, 2010 and the pro forma estimated expense ratios of Capital Growth assuming consummation of the mergers as of that date. The information below does not reflect charges and fees associated with separate accounts that invest in the funds and any Contract for which the funds are investment options. These charges and fees will increase expenses.

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As shown below, the mergers are expected to result in lower management fee ratios and lower total expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the mergers will result in expense savings.

Shareholder Fees (paid directly from your investment)	None

Management Fee Schedule (expressed as a percentage of net assets) — Capital Growth (Pre- and Post-Merger)
First $250 million	0.390%
Next $750 million	0.365%
Thereafter	0.340%

Management Fee Schedule (expressed as a percentage of net assets) — Health Care
First $250 million	0.665%
Next $750 million	0.640%
Next $1.5 billion	0.615%
Next $2.5 billion	0.595%
Next $2.5 billion	0.565%
Next $2.5 billion	0.555%
Next $2.5 billion	0.545%
Thereafter	0.535%

Management Fee Schedule (expressed as a percentage of net assets) — Technology
First $250 million	0.665%
Next $750 million	0.635%
Next $1.5 billion	0.615%
Next $2.5 billion	0.595%
Next $2.5 billion	0.565%
Next $2.5 billion	0.555%
Next $2.5 billion	0.545%
Thereafter	0.535%

A discussion regarding the basis for the Board’s approval of each fund’s advisory agreements is contained in each fund’s most recent shareholder report for the annual period ended December 31.

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The table below describes the fees and expenses paid by each of the funds. As shown below, the mergers are expected to result in lower total expense ratios for each Acquired Fund. However, there can be no assurance that the mergers will result in lower expense ratios. The information set forth below is based on each fund’s average net assets and fees and expenses for the year ended December 31, 2010, and Capital Growth’s post-merger estimated annualized fees and expenses assuming the mergers were consummated on December 31, 2010.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a percentage of average net assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses
Health Care
Class A	0.67%	0.00%	0.23%		0.90%
Class B	0.67%	0.25%	0.33%		1.25%
Technology
Class A	0.67%	0.00%	0.26%		0.93%
Class B	0.67%	0.25%	0.37%		1.29%
Capital Growth
Class A	0.37%	0.00%	0.14%		0.51%
Class B	0.37%	0.25%	0.23%		0.85%
Capital Growth (Pro forma combined, assuming consummation of Health Care merger)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%
Capital Growth (Pro forma combined, assuming consummation of Technology merger)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%
Capital Growth (Pro forma combined, assuming consummation of both mergers)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%

(1)	Other expenses are estimated, accounting for the effect of the mergers.
(2)	Pro forma expenses do not include reorganization costs related to the mergers that will be borne by each Acquired Fund prior to the merger, currently estimated to be $200,000 or 0.40% for Health Care and $225,000 or 0.31% for Technology.

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Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Health Care
Class A shares	$92	$287	$498	$1,108
Class B shares	$127	$397	$686	$1,511
Technology
Class A shares	$95	$296	$515	$1,143
Class B shares	$131	$409	$708	$1,556
Capital Growth
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of Health Care merger)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of Technology merger)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of both Health Care and Technology mergers)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049

6. What are the federal income tax consequences of the proposed mergers?

Each merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by either Acquired Fund or by the separate accounts as shareholders of an Acquired Fund as a direct result of its merger. As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) or annuity contracts under Section 72 of the Code, the mergers, whether or not treated as tax-free reorganizations, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Mergers — Certain Federal Income Tax Consequences” below.

7. Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the funds differ?

No. The procedures for purchasing and redeeming shares of each fund are identical. Each fund continuously sells shares to Participating Insurance Company separate accounts, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by a Participating Insurance Company. A Participating Insurance Company offers Contract Owners units in its separate accounts which correspond to

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shares in the fund. A Participating Insurance Company submits purchase and redemption orders to the fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Contract Owners, as set forth in the prospectus for the Participating Insurance Company’s Contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by a Participating Insurance Company. Contract Owners should refer to their Contract prospectuses for redemption procedures and fees.

9. How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger (i.e., Participating Insurance Companies) will receive a confirmation statement reflecting their new account number, if applicable, and the number of shares of Capital Growth they have received. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of your Acquired Fund is not approved, this result will be noted in the next shareholder report of your fund.

10. Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Capital Growth will equal the total value of your investment in your Acquired Fund at the Valuation Time (as defined below on page     ). Even though the net asset value per share of each fund is likely to be different, the total value of your holdings will not change as a result of the mergers.

11. What vote is required to approve the merger?

Approval of each merger will require the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Board believes that each proposed merger is in the best interests of the applicable Acquired Fund. Accordingly, the Board recommends that shareholders vote FOR approval of the proposed mergers.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth, and how do they compare with those of the Acquired Funds?

Investment Objectives and Strategies. Capital Growth and Health Care seek long-term growth of capital, while Technology’s investment objective is growth of capital. All of the funds invest mainly in equity securities, primarily common stocks, though the specific focus of each fund’s investment portfolio differs. Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although Capital Growth can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. Capital Growth may also invest in other types of equity securities such as preferred stocks or convertible securities. Health Care, under normal circumstances, invests at least 80% of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund’s 80% investment policy, to be considered part

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of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. Health Care invests primarily in securities of US companies, but may invest in foreign companies as well. Health Care may invest in companies of any market capitalization. Technology, under normal circumstances, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. Technology may invest in companies of any size and may invest in initial public offerings. While Technology invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). Technology’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Each fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The funds may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. Capital Growth may use futures and options, and write covered call options. Technology may also use futures and options, including sales of covered put and call options. Each fund may lend securities (up to one third of total assets) to approved institutions.

In choosing stocks, portfolio management for Capital Growth begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time. Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given industry.

In choosing stocks, portfolio management of Health Care uses a combination of three analytical disciplines: (1) Bottom-up research — Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors; (2) Growth orientation — Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects; and (3) Top-down analysis — Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment. Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock’s price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

In choosing securities, portfolio management of Technology also uses a combination of three analytical disciplines: (1) Bottom-up research — Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors; (2) Growth orientation — Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects; and (3) Top-down analysis — Portfolio management considers the economic outlooks

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for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment. In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times. Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

Although major changes tend to be infrequent, each fund’s Board could change the fund’s investment objective without seeking shareholder approval. However, in the case of Health Care or Technology, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.

When in the opinion of portfolio management it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund’s assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of portfolio management; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Although DWS Investments believes that Capital Growth should provide a comparable investment opportunity for shareholders of Health Care and of Technology, there are a number of significant differences in the portfolios of each Acquired Fund and Capital Growth. Each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors. DWS Investments has estimated that approximately 90% and 70% of the portfolios of Health Care and Technology, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be reinvested in other securities so that upon the merger, the combined fund will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors.

For a more detailed description of the investment techniques used by Capital Growth, Health Care and Technology, please see the applicable fund’s prospectuses and statement of additional information.

Primary Risks. As with any investment, you may lose money by investing in Capital Growth. Certain risks associated with an investment in Capital Growth are summarized below. Subject to certain exceptions, the risks of an investment in Capital Growth are similar to the risks of an investment in Health Care or Technology. More detailed descriptions of the risks associated with an investment in Capital Growth can be found in the Capital Growth prospectuses and statement of additional information.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund’s performance may be proportionately affected by that segment’s general performance. An investment in Health Care or Technology is also subject to this risk.

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of

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future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated. An investment in Health Care or Technology is also subject to this risk.

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid product obsolescence. An investment in Health Care or Technology is subject to a similar risk due to the concentration of investments in the health care or technology sectors, respectively.

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters. An investment in Health Care or Technology is also subject to this risk.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security. An investment in Health Care or Technology is also subject to this risk.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Health Care or Technology is also subject to this risk.

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. An investment in Health Care or Technology is also subject to this risk, with increased risk for Technology to the extent that investments may be made in emerging markets to a greater extent than for Capital Growth or Health Care. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

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Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund. An investment in Health Care or Technology is also subject to this risk.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market. An investment in Health Care or Technology is also subject to this risk.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. An investment in Health Care or Technology is also subject to this risk.

Health Care and Technology are also subject to the following risks:

Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In the case of Health Care, because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry. In the case of Technology, any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund’s performance.

Small company risk. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Technology is also subject to the following risks:

Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

Performance Information

The following information provides some indication of the risks of investing in each fund. Of course, a fund’s past performance is not an indication of future performance.

The information shown below does not reflect charges and fees associated with the separate accounts that invest in the funds or any Contract for which the funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each fund’s Class A shares, which

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may give some idea of risk. The table following the bar charts shows how each fund’s performance compares to that of one or more broad-based market indices (which, unlike a fund, do not have any fees or expenses). All performance figures below assume that dividends were reinvested.

Calendar Year Total Returns (%)

Capital Growth — Class A Shares

For the periods included in the bar chart:

Best Quarter: 15.13%, Q4 2001	Worst Quarter: -21.49%, Q4 2008

Health Care — Class A Shares

For the periods included in the bar chart:

Best Quarter: 15.08%, Q2 2003	Worst Quarter: -16.45%, Q4 2008

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Technology — Class A Shares

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001	Worst Quarter: -33.64%, Q3 2001

Average Annual Total Returns

(for period ended December 31, 2010)

	Past 1 year	Past 5 years	Past 10 Years
Capital Growth
Class A	16.71%	3.93%	0.33%
Class B	16.33%	3.59%	-0.01%
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	0.02%

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

	Past 1 year	Past 5 years	Since Inception
Health Care
Class A (inception date 5/1/01)	8.15%	4.05%	4.89%
Standard & Poor’s 500 Index (S&P 500) (reflects no deductions for fees or expenses)	15.06%	2.29%	2.00%
S&P North American Health Care Sector Index (reflects no deductions for fees or expenses)	6.08%	2.53%	3.12%
Class B (inception date 6/30/02)	7.68%	3.68%	7.88%
Standard & Poor’s 500 Index (S&P 500) (reflects no deductions for fees or expenses)	15.06%	2.29%	4.92%
S&P North American Health Care Sector Index (reflects no deductions for fees or expenses)	6.08%	2.53%	5.76%

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. DIMA believes this additional index represents the fund’s overall investment process. Index comparisons begin on 4/30/01.

	Past 1 year	Past 5 years	Past 10 years	Since Inception
Technology
Class A	18.66%	3.35%	-2.25%	—
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	0.02%	—
S&P North American Technology Sector Index (reflects no deductions for fees or expenses)	12.65%	5.83%	-0.86%	—
Class B (inception date 6/30/02)	17.96%	2.93%%	—	6.34%
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	—	5.60%
S&P North American Technology Sector Index (reflects no deductions for fees or expenses)	12.65%	5.83%	—	7.94%

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P North American Technology Sector Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. DIMA believes this additional index represents the fund’s overall investment process.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your insurance company.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Advisor. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor, pursuant to an investment management agreement with the fund. Under the oversight of the Board of each fund, DIMA provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, DIMA may also utilize its branch offices

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or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Portfolio Managers. Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy. Each portfolio manager on a team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The following individuals handle the day-to-day management of each fund’s portfolio:

Capital Growth

Owen Fitzpatrick, CFA, Lead Manager of the fund, is a Managing Director of Deutsche Asset Management (“DeAM”). He joined DeAM in 2009 after over 21 years of experience in trust and investment management, most recently as Managing Director of Deutsche Bank Private Wealth Management. Prior to joining Deutsche Bank, Mr. Fitzpatrick managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company and served as a portfolio manager at Manufacturer’s Hanover Trust Company. He began managing the fund in 2009.

Thomas M. Hynes, Jr., CFA, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 1995 in DB Private Wealth Management, then served as US equity portfolio manager at Citigroup Asset Management from 2004-2007 before returning to DeAM in 2007. Mr. Hynes began managing the fund in 2009.

Brendan O’Neill, CFA, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 2000 and has served as an equity research analyst covering the financial services sector since 2001. Mr. O’Neill began managing the fund in 2009.

Health Care

Leefin Lai, CFA, Lead Portfolio Manager of the fund, is a Managing Director of DeAM. She joined DeAM in 2001 and previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments. Ms. Lai began managing the fund in 2001.

Thomas E. Bucher, CFA, Consultant to the Advisor since 2002, is a Managing Director of DeAM. He joined DeAM in 1995 and has served as head of the global equity research team for the health care sector and portfolio manager for European equity.

Technology

Frederic L. Fayolle, CFA, Lead Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips’s CRT display industry research for North America. Mr. Fayolle began managing the fund in 2009.

Clark Chang, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners. Mr. Chang began managing the fund in 2008.

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Walter Holick, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 1990 as fund manager for global equities: technology, telecommunication services and media. Mr. Holick began managing the fund in 2009.

Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the funds, a description of the portfolio management compensation structure and information regarding other accounts managed.

Trustees and Officers. Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth serve as Trustees of Health Care, Technology and Capital Growth. The officers of Capital Growth are the same as those of each Acquired Fund.

Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for Capital Growth and Health Care. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Technology. Each Auditor audits and reports on each relevant fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the relevant fund.

Charter Documents.

Each of Capital Growth and Health Care is a series of DWS Variable Series I, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series I Declaration of Trust”). Technology is a series of DWS Variable Series II, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series II Declaration of Trust”). The Variable Series I Declaration of Trust and the Variable Series II Declaration of Trust are referred to herein collectively as the “Declarations of Trust,” and each is referred to herein individually as a “Declaration of Trust.” Additional information about the Declarations of Trust is provided below.

Shares. The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between classes of shares of the funds, if any. The trustees of the Trust may authorize the division of shares of the funds into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable (except as set forth below), transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAIs and the funds’ prospectuses. Each share has equal rights with each other share of the same class of the funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shares of the funds have noncumulative voting rights with respect to the election of Trustees.

Shareholder Meetings. Capital Growth, Health Care and Technology are generally not required to hold meetings of their shareholders. Under the Declarations of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declarations of Trust and as required by applicable law: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the termination of the Trusts; (c) an amendment of the Declarations of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions. The shareholders shall generally take action by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote and voting or voted at a meeting of shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or the Declarations of Trust. The Declarations of Trust provide that shareholder meeting quorum requirements shall be established in the funds’ By-laws. The By-laws of all three funds currently in effect

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provide that the presence in person or by proxy of the holders of thirty percent (30%) of the outstanding shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the funds.

On any matter submitted to a vote of shareholders, all shares of the trusts entitled to vote shall, except as otherwise provided in the funds’ By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds. Moreover, the Declarations of Trust provide for indemnification out of the property of the funds for all losses of and expenses reasonably incurred by any shareholder held personally liable for the obligations of the funds (solely by reason of being or having been a shareholder) and the applicable fund may be covered by insurance which the Trustees consider adequate to cover foreseeable claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the investment advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the funds themselves are unable to meet their obligations.

Trustee Liability. The Declarations of Trust provide that obligations of the funds are not binding upon the Trustees individually but only upon the property of the funds and that the funds will indemnify their Trustees and officers against liabilities and expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the funds, except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the funds. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his or her office.

Election and Term of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the other Trustees, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the applicable Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent (10%) of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Capital Growth, Health Care and Technology and is not a complete description of provisions contained in those sources. Shareholders and Contract Owners should refer to the provisions of those documents and state law directly for a more thorough description.

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IV. INFORMATION ABOUT THE PROPOSED MERGERS

General. The shareholders of Health Care and Technology are each being asked to approve a merger between their respective Acquired Fund and Capital Growth. Each proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and Capital Growth (each an “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix B.

Each merger is structured as a transfer of all of the assets of the applicable Acquired Fund to Capital Growth in exchange for the assumption by Capital Growth of all the liabilities of the applicable Acquired Fund, and for the issuance and delivery to the applicable Acquired Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Capital Growth.

After receipt of the Merger Shares, the applicable Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the applicable Acquired Fund, and the legal existence of the applicable Acquired Fund as a series of its respective Trust will be terminated. Each shareholder of the applicable Acquired Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page     ) to, the aggregate value of the shareholder’s shares in the applicable Acquired Fund. Such shares will be held in an account with Capital Growth identical in all material respects to the account currently maintained by the applicable Acquired Fund. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its applicable Acquired Fund separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to Capital Growth.

Prior to the date of its merger, the applicable Acquired Fund will sell any investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of Capital Growth, and will reinvest the proceeds such that the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the pre-merger portfolio of Capital Growth. DIMA anticipates selling approximately 90% of Health Care’s investments and 70% of Technology’s investments in anticipation of each merger. The estimated costs to reposition each Acquired Fund’s portfolio, to be borne by the applicable Acquired Fund, are estimated to be $50,000 for Health Care and $63,000 for Technology. In addition, prior to any merger, each Acquired Fund will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. As of February 15, 2011, Health Care had approximately $2,311,520 in capital gains, including capital gain spillbacks from the previous year. As of February 15, 2011, Technology had approximately $328,877 in capital gains for 2011, but that amount would be offset by a capital loss carryforward from the prior year of over $105 million. Therefore, based on current estimates, there is not expected to be any capital gains distribution for Technology prior to the merger.

The Trustees of both Health Care and Technology have voted unanimously to approve each Agreement and each of the proposed mergers and to recommend that shareholders of the Acquired Funds also approve the mergers. With respect to each Acquired Fund, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that a proposed merger does not receive the required shareholder approval, the Acquired Fund whose merger is not approved will continue to be managed as a separate series of a trust in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund.

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Background and Boards’ Considerations Relating to the Proposed Mergers

DWS Investments proposed the mergers to the Boards in November 2010. DWS Investments advised the Boards that it believed that the proposed mergers were in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments advised the Boards that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology are facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of Health Care and Technology. DWS Investments advised the Boards that the mergers of Health Care and Technology into Capital Growth would provide shareholders with the opportunity to invest in a fund that provides broad exposure to U.S. growth stocks (including the health care and technology sectors, among others) with lower management fees and a lower total operating expense ratio.

The Trustees conducted a thorough review of the potential implications of the mergers on Health Care and Technology and their respective shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DWS Investments.

On January 12, 2011, the Trustees of each of Health Care and Technology, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the terms of the proposed mergers. The Trustees also unanimously determined to recommend that each merger be approved by its shareholders.

In determining to recommend that the shareholders of Health Care and Technology approve the applicable merger, the Trustees considered, among other factors:

•

The mergers would help to protect shareholders of Health Care and Technology from the cost increases associated with small, declining asset bases, and provide continuity of investment within the DWS fund family, including access to DWS Investments’ U.S. equity investment expertise;

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Health Care and Technology;

•

The estimated total operating expense ratios of each class of shares of the combined fund are lower than the current total operating expense ratios of the corresponding classes of Health Care and Technology;

•

Similarities and differences between Health Care’s and Technology’s investment objectives, policies and restrictions relative to those of Capital Growth. The Acquired Funds and Capital Growth have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of Capital Growth and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors;

•

DIMA’s commitment to cap certain expenses to be incurred by each of Health Care and Technology in connection with the merger. More specifically, DWS Investments has agreed to bear certain types of expenses incurred by Health Care or Technology in connection with the merger to the extent such expenses exceed the expected cost savings to be realized by shareholders of the applicable Fund at the time of the merger during the one-year period following the merger (See “Agreement and Plan of Reorganization” below for additional information regarding this cap);

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•	Various alternatives to the proposed merger (e.g., liquidation);

•	The terms and conditions of the Agreements;

•	Services available to shareholders of Capital Growth and each of Health Care and Technology are substantially similar on a class-level basis;

•	The investment performance of Capital Growth and each of Health Care and Technology;

•	Prospects for the combined fund to attract additional assets; and

•	The federal income tax consequences of the mergers.

Based on all of the foregoing: (1) the Board of Health Care concluded that the merger of Health Care into Capital Growth is in the best interests of Health Care, and that the interests of the existing shareholders of Health Care will not be diluted as a result of the merger; and (2) the Board of Technology concluded that the merger of Technology into Capital Growth is in the best interests of Technology, and that the interests of the existing shareholders of Technology will not be diluted as a result of the merger. Accordingly, the Trustees unanimously recommend that shareholders of Health Care and Technology approve the Agreement (as defined on page     ) effecting the applicable merger. The Board of Health Care, including all of the Independent Trustees, unanimously recommends that shareholders of Health Care approve the merger of Health Care into Capital Growth. In addition, the Board of Technology, including all of the Independent Trustees, unanimously recommends that shareholders of Technology approve the merger of Technology into Capital Growth.

Agreement and Plan of Reorganization. Each proposed merger will be governed by an Agreement, a form of which is attached as Appendix B. Each Agreement provides that Capital Growth will acquire all of the assets of the applicable Acquired Fund solely in exchange for the assumption by Capital Growth of all liabilities of the applicable Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next business day (the “Closing Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (the close of regular trading on The New York Stock Exchange, Inc. on such date (the “Valuation Time”)). The Valuation Time is expected to occur during the second calendar quarter of 2011. The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

The applicable Acquired Fund will transfer all of its assets to Capital Growth, and in exchange, Capital Growth will assume all liabilities of the applicable Acquired Fund and deliver to the applicable Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the applicable Acquired Fund attributable to shares of the corresponding class of the applicable Acquired Fund, less the value of the liabilities of the applicable Acquired Fund assumed by Capital Growth attributable to shares of such class of the applicable Acquired Fund. Immediately following the transfer of assets on the Closing Date, the applicable Acquired Fund will distribute pro rata to its shareholders of record with respect to each class of its shares as of the Valuation Time the full and fractional Merger Shares of the same class received by the applicable Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the applicable Acquired Fund. As a result of the proposed mergers, each shareholder of the applicable Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of the applicable Acquired Fund surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth in the name of such shareholders of the applicable Acquired Fund, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees have determined that each proposed merger is in the best interests of the applicable Acquired Fund and that the interests of the applicable Acquired Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

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The consummation of each merger is subject to the conditions set forth in the applicable Agreement. Each Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth and the applicable Acquired Fund, (ii) by either party if the merger shall not be consummated on or before October 11, 2011, unless such date is extended by mutual agreement of the parties or (iii) by either party if the other party shall have materially breached its obligations under the Agreement or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of an Acquired Fund approve its merger, Capital Growth and the applicable Acquired Fund agree to coordinate their respective portfolios from the date of shareholder approval of the Agreement up to and including the Closing Date in order that, when the assets of the applicable Acquired Fund are added to the portfolio of Capital Growth, the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with Capital Growth’s investment objective, policies, restrictions and strategies. DIMA has estimated that approximately 90% and 70% of the portfolios of Health Care and Technology, respectively, will be liquidated prior to each merger as part of this coordination.

All fees and expenses directly attributable to the merger, including legal and accounting expenses, and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by the applicable Acquired Fund to the extent of the estimated total benefit to each Acquired Fund during the first year after the merger. Merger costs in excess of the estimated one-year benefit, if any, would be paid by DIMA. DIMA currently estimates that direct merger costs relating to the merger of Health Care will total approximately $200,000 and that the estimated one-year benefit to Health Care shareholders would be $234,000. For the merger of Technology, DIMA currently estimates direct merger costs of approximately $225,000 and a one-year benefit to Technology shareholders of $300,000. Transaction costs incurred in connection with the purchase and sale of securities in anticipation of the mergers will be borne by the applicable Acquired Fund.

Description of the Merger Shares. Merger Shares will be issued to separate accounts as shareholders of each Acquired Fund in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Capital Growth. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Merger Shares will be treated as having been purchased on the date a separate account as shareholder purchased its shares of the applicable Acquired Fund and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Capital Growth prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Capital Growth could, under certain circumstances, be held personally liable for the obligations of Capital Growth. However, Capital Growth’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Capital Growth and provides for indemnification for all losses of and expenses reasonably incurred by any shareholder held liable (solely by reason of being or having been a shareholder) for the obligations of Capital Growth. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Capital Growth.

Certain Federal Income Tax Consequences. Each merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. With respect to each merger, as a condition to each fund’s obligation to consummate the merger, each of the Acquired Fund and Capital Growth will receive a tax opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, as further described below, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•

The acquisition by Capital Growth of all of the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to the separate accounts as shareholders of all the Merger Shares it received in complete liquidation of the Acquired Fund, all pursuant to the Agreement,

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will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and Capital Growth will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to Capital Growth solely in exchange for Merger Shares and the assumption of all of the Acquired Fund’s liabilities by Capital Growth, or upon the distribution of the Merger Shares by the Acquired Fund to the separate accounts as shareholders in complete liquidation.

•

Under Section 354 of the Code, the separate accounts as shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for the Acquired Fund shares.

•

Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each stockholder of each Acquired Fund in the reorganization will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period of a separate account for the Merger Shares will be determined by including the period for which the separate account held the Acquired Fund shares exchanged therefor, provided that the separate account held the Acquired Fund shares on the date of the reorganization as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by Capital Growth upon the receipt of all the assets of the Acquired Fund solely in exchange for the Merger Shares and the assumption by Capital Growth of all the liabilities of the Acquired Fund.

•

Under Section 362(b) of the Code, Capital Growth’s tax basis in the assets received from the Acquired Fund in the reorganization will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer.

•

Under Section 1223(2) of the Code, Capital Growth’s holding periods in the assets received from the Acquired Fund in the reorganization will include the periods during which such assets were held by the Acquired Fund.

•

Capital Growth will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Willkie Farr & Gallagher LLP will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above).

Each opinion will be based on certain factual certifications made by the officers of Capital Growth and the applicable Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service or a court could disagree with Willkie Farr & Gallagher LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the Internal Revenue Service or the courts.

Prior to the Closing (as defined in the Agreement), the Acquired Fund and Capital Growth will each make a distribution to its separate accounts as shareholders, which, together with all previous distributions, will have the effect of distributing to their shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carryforwards), if any, through (a) the Closing for the distribution by each Acquired Fund and (b) the taxable year ending December 31, 2010 for the distribution by Capital Growth.

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In addition, although it is not expected to affect Contract Owners, as a result of the mergers each fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the mergers, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization. The following tables set forth the unaudited capitalization of each fund as of December 31, 2010, and of Capital Growth on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring Capital Growth	Acquired Health Care	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	45,390,479	(234,402)	774,044,226
Class B	12,167,911	3,020,551	(15,598)	15,172,864
Total Net assets	741,056,060	48,411,030	(250,000)	789,217,090
Shares outstanding
Class A	37,210,167	4,002,304	(1,697,246)	39,515,225
Class B	623,731	274,245	(120,224)	777,752
Net Asset Value per share($)
Class A	19.59	11.34	—	19.59
Class B	19.51	11.01	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Health Care on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $200,000 and estimated transaction costs of $50,000 in connection with the repositioning of Health Care’s investments in anticipation of the merger, each of which will be borne by Health Care.

	Acquiring Capital Growth	Acquired Technology	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	75,572,811	(287,516)	804,173,444
Class B	12,167,911	127,257	(484)	12,294,684
Total Net assets	741,056,060	75,700,068	(288,000)	816,468,128
Shares outstanding
Class A	37,210,167	6,893,997	(3,050,950)	41,053,214
Class B	623,731	11,963	(5,465)	630,229
Net Asset Value per share($)
Class A	19.59	10.96	—	19.59
Class B	19.51	10.64	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Technology on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $225,000 and estimated transaction costs of $63,000 in connection with the repositioning of Technology’s investments in anticipation of the merger, each of which will be borne by Technology.

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	Acquiring Capital Growth	Acquired Health Care	Acquired Technology	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	45,390,479	75,572,811	(521,917)	849,329,522
Class B	12,167,911	3,020,551	127,257	(16,083)	15,299,636
Total Net assets	741,056,060	48,411,030	75,700,068	(538,000)	864,629,158
Shares outstanding
Class A	37,210,167	4,002,304	6,893,997	(4,748,196)	43,358,272
Class B	623,731	274,245	11,963	(125,689)	784,250
Net Asset Value per share($)
Class A	19.59	11.34	10.96	—	19.59
Class B	19.51	11.01	10.64	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Health Care or of Technology on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $425,000, of which $200,000 will be borne by Health Care and $225,000 will be borne by Technology, and estimated transaction costs of $113,000 of which $50,000 is estimated for Health Care and $63,000 is estimated for Technology in connection with the repositioning of the Acquired Funds’ investments in anticipation of the mergers. Such transaction costs will be borne by each Acquired Fund.

The Trustees of each Trust, all of whom are independent Trustees, unanimously recommend approval of each merger.

V. VOTING AT THE SHAREHOLDER MEETINGS AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of each Acquired Fund into Capital Growth and the solicitation of proxies by and on behalf of the Trustees of each Acquired Fund for use at the Special Meetings of Acquired Fund Shareholders (the “Meetings”). The Meetings are to be held on April 11, 2011 at 3:00 p.m., Eastern time at the offices of DIMA, 345 Park Avenue, 24th Floor, New York, NY 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meetings of Shareholders, the Prospectus/Proxy Statement and the enclosed proxy card or form of voting instruction form are being mailed to shareholders on or about             , 2011.

As of February 18, 2011 (the “Record Date”), the following number of shares were issued and outstanding for each Acquired Fund:

Shares	Issued and Outstanding
Health Care, Class A	3,951,557.51
Health Care, Class B	269,720.61
Technology, Class A	6,857,608.11
Technology, Class B	11,434.17

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the applicable Meeting. Each share entitles the holder thereof to one vote on the applicable proposal at the Meetings and any postponement(s) or adjournment(s) thereof.

The Trustees know of no matters other than those set forth herein to be brought before the Meetings. If, however, any other matters properly come before the Meetings, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

26

Required Vote. Proxies are being solicited from shareholders of each Acquired Fund by the Trustees of each Trust for the applicable Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. The transactions contemplated by each Agreement will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation. Shareholders of record of an Acquired Fund at the close of business on the Record Date will be entitled to vote at the Acquired Fund’s Meeting or any adjournment or postponement thereof. The holders of at least 30% of the shares entitled to vote of that Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at a Meeting. As discussed below and set forth in the Share Ownership tables below, because shares of the Acquired Funds are held by Participating Insurance Companies, the presence at the Meeting of a small number of Participating Insurance Companies may be sufficient to constitute a quorum for the transaction of business at a Meeting. Please see “Solicitation of Proxies and Proxy Costs” below for a description of how the Participating Insurance Companies vote, based on the voting instructions received from Contract Owners.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will therefore have the effect of a negative vote on a proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership. As of the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding shares of each Acquired Fund and of Capital Growth.

To the best of the knowledge of Capital Growth, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	MUTUAL OF AMERICA NEW YORK NY 10022-6815	11,182,122.42	30.54%

A	ZALICO DESTINATIONS/ FARMERS FUND ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	8,103,309.81	22.13%

A	MUTUAL OF AMERICA NEW YORK NY 10022-6815	4,590,864.99	12.54%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	4,307,798.94	11.77%

A	ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT TOPEKA KS 66636-1000	3,509,999.05	9.59%

A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM PALATINE IL 60094-4210	2,312,310.45	6.32%

B	METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT HARTFORD CT 06199-0027	501,563.99	81.76%

B	SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEPARATE ACCOUNTS BELLEVUE WA 98004-5130	102,695.81	16.74%

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To the best of the knowledge of Health Care, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Health Care:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	ZALICO DESTINATIONS/ FARMERS FUND ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	2,687,191.08	68.00%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	904,444.44	22.89%

A	GREAT-WEST LIFE & ANN SCH ANNUITY GREENWOOD VLG CO 80111-5002	217,045.70	5.49%

B	METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT HARTFORD CT 06199-0027	264,298.28	97.99%

To the best of the knowledge of Technology, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Technology:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	3,937,977.43	57.42%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	2,498,875.79	36.44%

B	GE CAPITAL LIFE ASSURANCE CO OF NEW YORK RICHMOND VA 23230-1702	8,907.84	77.91%

B	ZURICH AMERICAN LIFE INS CO VARIABLE ANNUITY SEPARATE ACCOUNTS ATTN PRODUCT VALUATION SECURITY BENEFIT TOPEKA KS 66636-1000	1,478.31	12.93%

B	GE LIFE AND ANNUITY ASSURANCE CO RICHMOND VA 23230-1702	1,047.31	9.16%

Solicitation of Proxies and Proxy Costs. As discussed above, shares of the Acquired Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Acquired Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed by Contract Owners. If a Participating Insurance Company receives a signed voting instruction form that does not indicate the Contract Owner’s voting instructions, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of such Acquired Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). The Acquired Funds are not aware of a minimum number of voting instructions that must be received from Contract Owners

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before a Participating Insurance Company may employ echo voting when casting its vote at a Meeting. As a result, a small number of Contract Owners may determine the outcome of the vote. This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of the Acquired Funds, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the applicable Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $1400 for Health Care and $2100 for Technology. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your voting instruction form for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder of record wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder of record may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 866-963-6127. Any proxy given by a shareholder is revocable until voted at the applicable Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by the applicable Acquired Fund (subject to the cap described above).

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Acquired Fund at One Beacon Street, Boston, MA 02108, (ii) by properly executing a later-dated proxy that is received by the applicable Acquired Fund at or prior to the applicable Meeting, or (iii) by attending the applicable Meeting and voting in person. Merely attending the applicable Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment and Postponement. Each Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to any matter to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Management may postpone each Meeting of shareholders prior to the Meeting with notice to shareholders entitled to vote at or receive notice of the Meeting.

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APPENDIX A

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS AND PROXY CARDS

The following general rules for signing voting instruction forms and proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form or proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form or proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the voting instruction form or proxy card.

3. All Other Accounts: The capacity of the individual signing the voting instruction form or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and [ACQUIRED TRUST] (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of [ACQUIRED FUND] (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the distribution of the Class A Acquiring Fund Shares to the Class A shareholders of the Acquired Fund and the Class B Acquiring Fund Shares to the Class B shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class of Class A or Class B shares, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable by the Acquired Fund to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 5.14).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to Class A and Class B Acquired Fund Shareholders, as applicable, shall be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A and Class B shares.

1.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7 All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

2.	Valuation

2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A and Class B shares and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of a Class A or Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3 The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall occur on May 2, 2011, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4 DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or Board of Trustees of the Acquired Trust, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust as follows:

(a) The Acquired Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2009, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by [PricewaterhouseCoopers LLP/

Ernst & Young LLP], Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended June 30, 2010, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund, or, in the case of such statements of the Acquired Fund at and for the fiscal year ended December 31, 2010, copies of which shall be furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

(q) The Acquired Fund shares have been duly established and designated by the Board of Trustees of the Acquired Trust.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2009, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 30, 2010, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund, or, in the case of such statements of the Acquiring Fund at and for the fiscal year ended December 31, 2010, copies of which shall be furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(m) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The most recently effective prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) The Registration Statement referred to in section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein;

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(s) The Acquiring Fund Shares have been duly established and designated by the Board of Trustees of the Acquiring Trust.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate their respective portfolios from the date of shareholder approval of the Agreement up to and including the Closing Date, as set forth in Section 5.15, in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the Acquiring Fund’s current investment preferences and the current implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

5.2 Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 13, 2011.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Trust, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The

Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Trust, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

5.12 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.15 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s current investment preferences and the current implementation of the investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing the Acquiring Fund’s portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objective, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

5.16 Prior to the Closing, the Acquiring Fund will pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund shareholders (i) all of the excess of (x) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquiring Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquiring Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the taxable year ending on December 31, 2010 and all preceding taxable years.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [ACQUIRED TRUST COUNSEL], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [ACQUIRED TRUST COUNSEL] of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5 The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquired Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, as further described below, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its separate accounts as shareholders of all the Acquiring Fund Shares it received in complete liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities by the Acquiring Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its separate accounts as shareholders in complete liquidation;

(c) under Section 354 of the Code, the separate accounts as shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(d) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each separate account as shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, the holding period of a separate account as shareholder of the Acquired Fund for Acquiring Fund Shares will be determined by including the period for which the separate account held the Acquired Fund shares exchanged therefor, provided that the separate account held the Acquired Fund shares on the date of the reorganization as capital assets;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(g) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets received from the Acquired Fund in the reorganization will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer;

(h) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund;

(i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of certain factual certifications to be made by the officers of the Acquiring Trust and the Acquired Trust, upon which certifications the opinion will explicitly rely. The opinion will note and distinguish certain published precedent. Opinions of counsel are not binding upon the Internal Revenue Service or the courts; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will be based on customary assumptions. There is no assurance that the Internal Revenue Service or a court would agree with the opinion, which therefore cannot be free from doubt. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Trust, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs). DIMA agrees to bear mailing, legal and operational expenses, other than Pre-Reorganization Transaction Costs, incurred by the Acquired Fund in connection with the Reorganization to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated by DIMA immediately prior to the Closing. Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

11.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before

October 11, 2011, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to [ACQUIRED TRUST COUNSEL], or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, variable life insurance policy and variable annuity contract holders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended. Moreover, no series of the Trusts other than the Acquiring Fund or the Acquired Fund, as applicable, shall be responsible for the obligations of such Fund hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Acquiring Fund and the Acquired Fund, as applicable, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended.

15.5 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Capital Growth VIP

Secretary	By:
Its: President

Attest:	[ACQUIRED TRUST], on behalf of [ACQUIRED FUND]

Secretary	By:
Its: President

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

By: Its:

APPENDIX C

Financial Highlights of DWS Capital Growth VIP

Financial Highlights

Class A Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.93		$13.55	$20.41	$18.24		$16.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	[d]	.14	.16	.17	[d]	.13	[c]
Net realized and unrealized gain (loss)	2.68		3.43	(6.83)	2.12		1.31
Total from investment operations	2.82		3.57	(6.67)	2.29		1.44
Less distributions from:
Net investment income	(.16)		(.19)	(.19)	(.12)		(.10)
Net asset value, end of period	$19.59		$16.93	$13.55	$20.41		$18.24
Total Return (%)[b]	16.71		26.87	(32.98)	12.59		8.53	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	729		715	594	1,058		1,131
Ratio of expenses before expense reductions (%)	.51		.51	.50	.53		.52
Ratio of expenses after expense reductions (%)	.51		.49	.49	.52		.49
Ratio of net investment income (loss) (%)	.78	[d]	.98	.89	.86	[d]	.73	[c]
Portfolio turnover rate (%)	42		76	21	30		16

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Class B Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.86		$13.49	$20.31	$18.15		$16.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	[d]	.09	.10	.09	[d]	.06	[c]
Net realized and unrealized gain (loss)	2.67		3.43	(6.81)	2.12		1.31
Total from investment operations	2.75		3.52	(6.71)	2.21		1.37
Less distributions from:
Net investment income	(.10)		(.15)	(.11)	(.05)		(.03)
Net asset value, end of period	$19.51		$16.86	$13.49	$20.31		$18.15
Total Return (%)[b]	16.33		26.49	(33.20)	12.18		8.17	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12	10	19		107
Ratio of expenses before expense reductions (%)	.85		.85	.85	.94		.91
Ratio of expenses after expense reductions (%)	.84		.82	.82	.90		.86
Ratio of net investment income (loss) (%)	.45	[d]	.65	.56	.48	[d]	.36	[c]
Portfolio turnover rate (%)	42		76	21	30		16

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Financial Highlights of DWS Health Care VIP

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.21	$9.45	$14.68	$13.77		$13.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.01)	.09 [c]	.03	[c]	(.01)[b]
Net realized and unrealized gain (loss)	.83	2.02	(3.08)	1.75		.81
Total from investment operations	.89	2.01	(2.99)	1.78		.80
Less distributions from:
Net investment income	—	(.13)	(.04)	—		—
Net realized gains	(.76)	(.12)	(2.20)	(.87)		(.05)
Total distributions	(.76)	(.25)	(2.24)	(.87)		(.05)
Net asset value, end of period	$11.34	$11.21	$9.45	$14.68		$13.77
Total Return (%)	8.15	22.19	(23.20)	13.20		6.17 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	49	60	98		101
Ratio of expenses (%)	.90	.96	.92	.93		.89
Ratio of net investment income (loss) (%)	.52	(.08)	.79 [c]	.19	[c]	(.03)[b]
Portfolio turnover rate (%)	16	31	24	37		47

a	Based on average shares outstanding during the period.
b	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.95	$9.23	$14.40	$13.55	$12.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.04)	.05 [c]	(.03)[c]	(.06)[b]
Net realized and unrealized gain (loss)	.80	1.98	(3.02)	1.75	.79
Total from investment operations	.82	1.94	(2.97)	1.72	.73
Less distributions from:
Net investment income	—	(.10)	—	—	—
Net realized gains	(.76)	(.12)	(2.20)	(.87)	(.05)
Total distributions	(.76)	(.22)	(2.20)	(.87)	(.05)
Net asset value, end of period	$11.01	$10.95	$9.23	$14.40	$13.55
Total Return (%)	7.68	21.80	(23.50)	12.88	5.77 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	5	21
Ratio of expenses (%)	1.25	1.34	1.27	1.34	1.28
Ratio of net investment income (loss) (%)	.16	(.46)	.43 [c]	(.22)[c]	(.42)[b]
Portfolio turnover rate (%)	16	31	24	37	47

a	Based on average shares outstanding during the period.
b	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

Financial Highlights of DWS Technology VIP

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.24	$5.76	$10.71	$9.37	$9.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.01	(.00 )*	(.02)	(.01)[c]
Net realized and unrealized gain (loss)	1.75	3.47	(4.95)	1.36	.08
Total from investment operations	1.72	3.48	(4.95)	1.34	.07
Less distributions from:
Net investment income	(.00 )*	—	—	—	—
Net asset value, end of period	$10.96	$9.24	$5.76	$10.71	$9.37
Total Return (%)	18.66	60.42	(46.22)[b]	14.30	.75 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	78	60	153	165
Ratio of expenses before expense reductions (%)	.93	.84	1.01	.91	.89
Ratio of expenses after expense reductions (%)	.93	.84	1.00	.91	.89
Ratio of net investment income (loss) (%)	(.29)	.08	(.01)	(.15)	(.12)[c]
Portfolio turnover rate (%)	23	45	71	91	49

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
*	Amount is less than $0.005.

Class B Years Ended December 31,	2010	2009	2008	2007	2006

Selected Per Share Data
Net asset value, beginning of period	$9.02	$5.64	$10.53	$9.25	$9.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.02)	(.03)	(.05)	(.04)[c]
Net realized and unrealized gain (loss)	1.68	3.40	(4.86)	1.33	.08
Total from investment operations	1.62	3.38	(4.89)	1.28	.04
Net asset value, end of period	$10.64	$9.02	$5.64	$10.53	$9.25
Total Return (%)	17.96	59.93	(46.44)[b]	13.84	.43 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	2	3	14
Ratio of expenses before expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of expenses after expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of net investment income (loss) (%)	(.64)	(.27)	(.35)	(.53)	(.51)[c]
Portfolio turnover rate (%)	23	45	71	91	49

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

HC.TECH.VIP-021811

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 24th Floor New York, NY 10154 on April 11, 2011

Please detach at perforation before mailing.

280 Oser Avenue Hauppauge, NY 11788-3610	DWS VARIABLE SERIES I DWS HEALTH CARE VIP PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 24th Floor, New York, New York 10154 3:00 p.m., Eastern time, on April 11, 2011	PROXY CARD

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”). This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	HEI_22396_022811

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ¢

VOTE THE PROPOSAL:
		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Health Care VIP, a series of DWS Variable Series I (“Health Care”) to DWS Capital Growth VIP, a series of DWS Variable Series I (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Health Care, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Health Care in complete liquidation and termination of Health Care.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

HEI_22396_022811

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 24th Floor New York, NY 10154 on April 11, 2011

Please detach at perforation before mailing.

280 Oser Avenue Hauppauge, NY 11788-3610	DWS VARIABLE SERIES II DWS TECHNOLOGY VIP PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 24th Floor, New York, New York 10154 3:00 p.m., Eastern time, on April 11, 2011	PROXY CARD

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”). This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	TEC_22396_022811

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ¢

VOTE THE PROPOSAL:
		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Technology VIP, a series of DWS Variable Series II (“Technology”) to DWS Capital Growth VIP, a series of DWS Variable Series I (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Technology, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Technology in complete liquidation and termination of Technology.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

TEC_22396_022811

DWS VARIABLE SERIES I DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Health Care VIP DWS Technology VIP

The Board of each fund noted above has approved a proposal by Deutsche Investment Management Americas Inc. (”DIMA”), the advisor of each fund, to effect the following fund reorganizations or “mergers”:

Acquired Funds	Acquiring Fund
DWS Variable Series I — DWS Health Care VIP DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP DWS Variable Series I — DWS Capital Growth VIP

Completion of each merger is subject to a number of conditions, including approval by shareholders of the applicable Acquired Fund at a shareholder meeting expected to be held during the month of April, 2011. Prior to the shareholder meeting, with respect to shares of the Acquired Funds owned as of the record date for the shareholder meeting, each contract owner and their insurance company will receive: (i) a proxy statement/prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; and (ii) a prospectus for the Acquiring Fund. Each such contract owner will also receive a voting instruction form and instructions on how to submit their voting instructions to their insurance company. The contract owner’s insurance company, as shareholder, will actually vote the shares corresponding to the contract owner’s investment (likely by executing a proxy card) once it receives voting instructions.

If shareholder approval is obtained, the mergers are expected to occur on or about May 1, 2011 and are expected to be tax–free reorganizations for federal income tax purposes. On the merger date, an investment in each Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the mergers, shareholders of each Acquired Fund will become shareholders of the Acquiring Fund.  You can find information about the Acquiring Fund and its risks, including a prospectus and summary prospectus, online at www.dws–investments.com/vipros. You can also get this information at no cost by e–mailing a request to inquiry.info@dws.com, calling (800) 728–3337 or by contacting your insurance company.

Please Retain This Supplement for Future Reference

January 19, 2011 PROSTKR–5

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

Cash Account Trust
Government & Agency Securities Portfolio
Money Market Portfolio
Tax–Exempt Portfolio
Cash Management Fund Institutional
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax–Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax–Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short–Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax–Free Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax–Exempt California Money Market Fund
DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP
DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

December 21, 2010 PROSTKR-14

The following information replaces the existing disclosure in the “Investing in the Funds–Financial Intermediary Support Payments” or the “How to Exchange or Sell Shares– Financial Intermediary Support Payments” sections of each fund’s/portfolio’s Prospectuses:

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The  Advisor, DWS Investments Distributors, Inc. (the ”Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (”financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b–1 or service plan of  the fund, any record keeping/sub–transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non–cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .26% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non–DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non–DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non–DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker–dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

December 21, 2010 PROSTKR-14

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Europe Equity Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund

DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax–Free Fund
DWS Mid Cap Growth Fund
DWS New York Tax–Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short–Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax–Free Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund

DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP
DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following replaces similar information under “The Investment Advisor” subsection of the “WHO MANAGES AND OVERSEES THE FUND” section of each fund’s prospectus:

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

August 9, 2010
DMF-3606ST

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well–resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back–office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Please Retain This Supplement for Future Reference

August 9, 2010
DMF-3606ST

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Europe Equity Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund

DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Protect 2017 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Mid Cap Growth Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Value Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund

DWS Variable Series I:
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following replaces similar information under the “For More Information” subsection of the “OTHER POLICIES AND RISKS” section of each fund’s prospectus:

A complete list of each fund’s portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

July 23, 2010
DMF–3696

[GRAPHIC APPEARS HERE]

PROSPECTUS

MAY 1, 2010

DWS VARIABLE SERIES I
CLASS A
...............................................................................

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

DWS INVESTMENTS VIT FUNDS
CLASS A
...............................................................................

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

........................................................................... .

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS BOND VIP

DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP

DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP

Payments to Broker-Dealers and
Other Financial Intermediaries..............  15
Payments to Financial Intermediaries........  15
DWS HEALTH CARE VIP

DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP

FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUNDS

-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY,
ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS BOND VIP

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.39
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.20
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.59
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$60       $189       $329       $738
---       ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 284%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.

US INVESTMENT GRADE SECURITIES. Portfolio management typically uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value.

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio
management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value

                                       2
PROSPECTUS May 1, 2010                                            DWS Bond VIP

over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.

HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit.

Portfolio management generally sells securities (or exchanges currencies) when they reach their target prices, when other investments appear more attractive, or, particularly for high yield securities, when company fundamentals decline or when portfolio management believes an unexpected development will diminish a company's competitive position or ability to generate adequate cash flow.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and currency futures,
Eurodollar futures, interest rate and currency swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

                                       3
PROSPECTUS May 1, 2010                                            DWS Bond VIP

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  10.56      5.75      7.66      5.06      5.38      2.60       4.72     4.18    -16.77    10.07
  2000       2001      2002      2003      2004      2005      2006      2007    2008      2009

Best Quarter: 4.95%, Q3 2009         Worst Quarter: -11.29%, Q4 2008
Year-to-Date as of 3/31/2010: 1.99%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                 1          5         10
                              YEAR      YEARS      YEARS
                        ----------  ---------  ---------

CLASS A                 10.07           0.50       3.63
----------------------  -----           ----       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX     5.93           4.97       6.33
----------------------  -----           ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2008.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

DAVID VIGNOLO, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       4
PROSPECTUS May 1, 2010                                            DWS Bond VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GROWTH & INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.39
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.24
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.63
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$64       $202       $351       $786
---       ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 82%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.

MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

                                       5
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -2.10       -11.30      -23.13     26.74      10.16      6.07      13.63      1.36       -38.31     34.15
  2000       2001        2002        2003       2004       2005      2006        2007      2008       2009

Best Quarter: 18.25%, Q3 2009        Worst Quarter: -21.95%, Q4 2008
Year-to-Date as of 3/31/2010: 5.81%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                           1          5          10
                                        YEAR      YEARS       YEARS
                                  ----------  ---------  ----------

CLASS A                           34.15           0.22       -0.59
--------------------------------  -----           ----      ------
RUSSELL 1000( (Reg. TM)) INDEX    28.43           0.79       -0.49
--------------------------------  -----           ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

                                       6
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       7
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS CAPITAL GROWTH VIP

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.37
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.51
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$52       $164       $285       $640
---       ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 76%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(
(Reg. TM)) Index (generally 500 of the largest companies in the US) or the
Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).
Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use

                                       8
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.
SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -9.90       -19.36      -29.18     26.89      7.99      8.96       8.53     12.59       -32.98     26.87
  2000       2001        2002        2003       2004      2005      2006       2007       2008       2009

                                       9
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

Best Quarter: 15.13%, Q4 2001        Worst Quarter: -21.49%, Q4 2008
Year-to-Date as of 3/31/2010: 5.43%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                           1          5          10
                                        YEAR      YEARS       YEARS
                                  ----------  ---------  ----------

CLASS A                           26.87           2.51       -2.23
--------------------------------  -----           ----      ------
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX                             37.21           1.63       -3.99
--------------------------------  -----           ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       10
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GLOBAL OPPORTUNITIES VIP

INVESTMENT OBJECTIVE

The fund seeks above-average capital appreciation over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.89
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$113      $353       $612       $1,352
----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 53%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad
Market Index, formerly the S&P/Citigroup Broad Market Index World). As of
December 31, 2009, companies in which the fund invests typically have market capitalizations of between $500 million and $5 billion at the time of purchase.
As part of the investment process (and low turnover strategy) the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities.

MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies
(including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       11
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may also enter into forward currency exchange contracts and buy and sell currency options to hedge against currency fluctuations. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, options and yield curve options, forward currency exchange contracts and may buy or sell currency options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

                                       12
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -5.29       -24.59      -19.89     49.09      23.35      18.19      22.08      9.33    -49.96    48.20
  2000       2001        2002        2003       2004       2005       2006       2007    2008      2009

Best Quarter: 30.33%, Q2 2009        Worst Quarter: -28.40%, Q4 2008
Year-to-Date as of 3/31/2010: 5.83%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                               1          5         10
                            YEAR      YEARS      YEARS
                      ----------  ---------  ---------

CLASS A               48.20           3.19       2.10
--------------------  -----           ----       ----
S&P DEVELOPED SMALL
CAP INDEX             39.43           3.28       5.49
--------------------  -----           ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       13
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS INTERNATIONAL VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                              A
                                                     ----------

Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.15
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.96
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$98       $306       $531       $1,178
---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 81%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of two analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

                                       14
PROSPECTUS May 1, 2010                                   DWS International VIP

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -21.70       -30.86      -18.37     27.75      16.53      16.17      25.91      14.59      48.21      33.52
   2000       2001        2002        2003       2004       2005       2006        2007      2008       2009

Best Quarter: 23.01%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2010: 0.12%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                  1          5          10
                               YEAR      YEARS       YEARS
                         ----------  ---------  ----------

CLASS A                  33.52           2.99       -2.68
-----------------------  -----           ----      ------
MSCI EAFE( (Reg. TM))    31.78           3.54       1.17
-----------------------  -----           ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

                                       15
PROSPECTUS May 1, 2010                                   DWS International VIP

PORTFOLIO MANAGER(S)

NIKOLAUS POEHLMANN, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

UDO ROSENDAHL, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

MARK SCHUMANN, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

ANDREAS WENDELKEN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       16
PROSPECTUS May 1, 2010                                   DWS International VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS HEALTH CARE VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.29
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.96
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$98       $306       $531       $1,178
---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 31%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund's
80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of
US companies, but may invest in foreign companies as well. The fund may invest in companies of any market capitalization.

MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       17
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.

Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate

                                       18
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -23.10      33.70      9.59      8.50       6.17     13.20       -23.20     22.19
  2002        2003       2004      2005      2006       2007       2008       2009

Best Quarter: 15.08%, Q2 2003        Worst Quarter: -16.45%, Q4 2008
Year-to-Date as of 3/31/2010: 5.89%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5       SINCE
                       INCEPTION        YEAR      YEARS   INCEPTION
                     -----------  ----------  ---------  ----------

CLASS A                 5/1/01        22.19       4.12       4.52
-------------------     ------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX                       26.46       0.42       0.60
-------------------  ------           -----       ----       ----
S&P NORTH AMERICAN
HEALTH CARE SECTOR
INDEX                                 22.49       3.67       2.78
-------------------  ------           -----       ----       ----

The Advisor believes the additional S&P North American Health Care Sector Index represents the fund's overall investment process. Index comparisons begin on
4/30/01.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.

THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant
to the Advisor since 2002.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       19
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS EQUITY 500 INDEX VIP

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price
Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.20
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.34
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$35       $109       $191       $431
---       ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 8%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500( (Reg. TM)) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500( (Reg. TM)) Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the S&P 500( (Reg. TM) )Index as a whole. Portfolio management may limit or avoid exposure to any stock in the S&P 500( (Reg. TM)) Index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the S&P 500( (Reg. TM) )Index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the S&P 500( (Reg. TM) )Index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard &
Poor's Division of The McGraw-Hill Companies, Inc. ("S&P").

                                       20
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100% and may vary overtime.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -9.24       -12.18      -22.31     28.16      10.59      4.68      15.52       5.30      -37.15     26.32
  2000       2001        2002        2003       2004       2005      2006       2007       2008       2009

Best Quarter: 15.95%, Q2 2009        Worst Quarter: -21.98%, Q4 2008
Year-to-Date as of 3/31/2010: 5.30%

                                       21
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                             1          5          10
                          YEAR      YEARS       YEARS
                    ----------  ---------  ----------

CLASS A             26.32           0.22       -1.19
------------------  -----           ----      ------
STANDARD & POOR'S
(S&P) 500 INDEX     26.46           0.42       -0.95
------------------  -----           ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, N.A.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       22
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS SMALL CAP INDEX VIP

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                                A
                                                       ----------

Management fee                                             0.35
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                              None
------------------------------------------------------    -----
Other expenses (includes an administrative fee)            0.21
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       0.56
------------------------------------------------------    -----
Less fee waiver/reimbursement                              0.03
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      0.53
------------------------------------------------------    -----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.53% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses
(including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$54       $176          $310       $699
---       ----          ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 26%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The RUSSELL 2000 INDEX( (Reg. TM))( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000(
(Reg. TM)) Index, which represent

                                       23
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

approximately 8% of the market capitalization of the Russell 3000( (Reg. TM))
Index. Stocks in the Russell 2000 Index( (Reg. TM) )are weighted according to their total market value.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100% and may vary overtime.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       24
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -3.87      2.07       -20.58     46.42      17.76      4.26      17.49       -1.90      -34.12     26.57
  2000       2001      2002        2003       2004       2005      2006       2007        2008       2009

Best Quarter: 23.16%, Q2 2003        Worst Quarter: -26.18%, Q4 2008
Year-to-Date as of 3/31/2010: 8.79%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                           1          5         10
                                        YEAR      YEARS      YEARS
                                  ----------  ---------  ---------

CLASS A                           26.57           0.04       3.02
--------------------------------  -----           ----       ----
RUSSELL 2000( (Reg. TM)) INDEX    27.17           0.51       3.51
--------------------------------  -----           ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, N.A.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       25
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Bond VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.

The fund may invest up to 25% of total assets in foreign investment grade bonds
(those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non-investment grade securities (junk bonds) of US and foreign issuers that are rated as low as grade B, the sixth credit grade.
Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets.
The fund may have exposure of up to 15% of total assets in foreign currencies.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.

US INVESTMENT GRADE SECURITIES. Portfolio management typically:

o  ranks securities based on creditworthiness, cash flow and price

o  determines the value of each security by examining the issuer's credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price

o  uses credit analysis to determine the issuer's ability to fulfill its contracts

o  uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio
management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.

HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically:

o  analyzes economic conditions for improving or undervalued sectors and industries

o  uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential

o  assesses new issues versus secondary market opportunities

o  seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit

Portfolio management generally sells securities (or exchanges currencies) when they reach their target prices, when other investments appear more attractive, or, particularly for high yield securities, when company fundamentals decline or when portfolio management believes an unexpected development will diminish a company's competitive position or ability to generate adequate cash flow.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and currency futures,
Eurodollar futures, interest rate and currency swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

                                       26
PROSPECTUS May 1, 2010                                            Fund Details

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

                                       27
PROSPECTUS May 1, 2010                                            Fund Details

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

--------------------------------------------------------------------------------
 DWS Growth & Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.

MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes.

                                       28
PROSPECTUS May 1, 2010                                            Fund Details

Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Capital Growth VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(
(Reg. TM)) Index (generally 500 of the largest companies in the US) or the
Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).
Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors

                                       29
PROSPECTUS May 1, 2010                                            Fund Details

will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Global Opportunities VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad
Market Index, formerly the S&P/Citigroup Broad Market Index World). As of
December 31, 2009, companies in which the fund invests typically have market capitalizations of between $500 million and $5 billion at the time of purchase.
As part of the investment process (and low turnover strategy) the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of the fund's net assets may invested in junk bonds (considered to be grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. Other types of equities in which the fund may invest include preferred stocks or convertible securities.

MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies
(including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

                                       30
PROSPECTUS May 1, 2010                                            Fund Details

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may also enter into forward currency exchange contracts and buy and sell currency options to hedge against currency fluctuations. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, options and yield curve options, forward currency exchange contracts and may buy or sell currency options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                       31
PROSPECTUS May 1, 2010                                            Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS International VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of two analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

                                       32
PROSPECTUS May 1, 2010                                            Fund Details

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the

                                       33
PROSPECTUS May 1, 2010                                            Fund Details

fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
--------------------------------------------------------------------------------
 DWS Health Care VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund's
80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of
US companies, but may invest in foreign companies as well. The fund may invest in companies of any market capitalization.

MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.

Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

                                       34
PROSPECTUS May 1, 2010                                            Fund Details

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry. In particular, health care companies can be affected by rapid product obsolescence and the unpredictability of winning government approvals.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Equity 500 Index VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500( (Reg. TM)) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500( (Reg. TM)) Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the S&P 500( (Reg. TM) )Index as a whole. Portfolio management may limit or avoid exposure to any stock in the S&P 500( (Reg. TM)) Index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the S&P 500( (Reg. TM) )Index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the S&P 500( (Reg. TM) )Index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard &
Poor's Division of The McGraw-Hill Companies, Inc. ("S&P").

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being

                                       35
PROSPECTUS May 1, 2010                                            Fund Details

100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.

INFORMATION REGARDING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill
Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance.
S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the timing, prices, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                       36
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Small Cap Index VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The RUSSELL 2000 INDEX( (Reg. TM))( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000(
(Reg. TM)) Index, which represent approximately 8% of the market capitalization of the Russell 3000( (Reg. TM)) Index. Stocks in the Russell 2000 Index( (Reg.
TM) )are weighted according to their total market value.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

                                       37
PROSPECTUS May 1, 2010                                            Fund Details

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Bond VIP, DWS Health Care VIP, DWS Equity 500
   Index VIP and DWS Small Cap Index VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80%
   investment policy as described herein.

o  The following is applicable to all funds except DWS Equity 500 Index VIP and
   DWS Small Cap Index VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4)
   bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
   However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

                                       38
PROSPECTUS May 1, 2010                                            Fund Details

o  Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o  Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a fund will achieve its investment objective.

A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below is the management rate paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

FUND NAME                         FEE PAID
-----------------------------  -----------

DWS Bond VIP                       0.39%
-----------------------------      ----
DWS Growth & Income VIP            0.30%*
-----------------------------     -----
DWS Capital Growth VIP             0.35%*
-----------------------------     -----
DWS Global Opportunities VIP       0.77%*
------------------------------    -----
DWS International VIP              0.79%
------------------------------    -----
DWS Health Care VIP                0.67%
------------------------------    -----
DWS Equity 500 Index VIP           0.18%*
------------------------------    -----
DWS Small Cap Index VIP            0.29%*
------------------------------    -----

*     Reflecting the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Opportunities VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Small Cap Index VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.53%, for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory

                                       39
PROSPECTUS May 1, 2010                                            Fund Details

agreement is contained in the shareholder report for the annual period ended
December 31 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between each fund and the
Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.

FOR DWS GROWTH & INCOME VIP

On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Growth & Income VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Growth &
Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory
Agreement is subject to Board approval. If the Board approves the Sub-Advisory
Agreement, it is expected that QS Investors will become the Subadvisor for DWS
Growth & Income VIP.

QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS
Investors manages assets across multiple strategies, including: Global Tactical
Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE),
International and Global Equity (Diversification Based Investing/DBI) and
Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Growth & Income VIP and would conduct research that leads to these purchase and sale decisions. The
Advisor would compensate QS Investors out of the management fee it receives from DWS Growth & Income VIP.

SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500
Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street,
Chicago, IL 60603. NTI is a national banking association and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System.
Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust
Corporation, a company that is regulated by the Board of Governors of the
Federal Reserve System as a financial holding company under the U.S. Bank
Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, institutions and corporations. As of December 31, 2009, NTI and its affiliates had assets under custody of $3.7 trillion, and assets under investment management of $627.2 billion.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

                                       40
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT

DWS BOND VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after 14 years of experience at
   INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior
   to that he was head of financial institution investment research at Duff &
   Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross
   Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured
   Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for
   INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
   (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o  BA from Transylvania University; MBA from Owen Graduate School of
   Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience,
   11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

DWS GROWTH & INCOME VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

                                       41
PROSPECTUS May 1, 2010                                            Fund Details

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o  Prior to joining Deutsche Asset Management, he was Managing Director of
   Deutsche Bank Private Wealth Management and served as head of U.S. Equity
   Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the
   Equity Strategy Group.

o  Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank &
   Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at
   Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1995, served in DB Private Wealth
   Management from 1995-2004; served as US equity portfolio manager at
   Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset
   Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o  Equity Research Analyst covering the financial services sector since 2001.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

DWS GLOBAL OPPORTUNITIES VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o  Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o  Associate manager, structured debt and equity group at Prudential Capital
   Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o  Equity analyst in the health care sector at Prudential Equity Management
   Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

DWS INTERNATIONAL VIP

NIKOLAUS POEHLMANN, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o  Senior portfolio manager for Equities, responsible for European dividend strategies, Italian equities and global financials strategies.

o  Joined the Company in July 1998 in Loan Portfolio Management for Corporate
   and Investment Bank (CIB) division.

o  Managing European diversified funds since 2003, financials funds since 2001, and Italian equity funds since 2002.

o  BA from Augsburg University; Master's degree in Economics ("Diplom
   Volkswirt") from University of Cologne.

UDO ROSENDAHL, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Head of European Large Caps: Frankfurt.

o  Joined the Company in August 1984 in the credit research department of
   Deutsche Bank, Paderborn; 1986 moved to the asset management department for high net worth clients of Deutsche Bank in Bremen and Hamburg; 1989 moved to the asset management division in Frankfurt to manage various European country funds; 1995 became senior fund manager; July 2002 appointed head of
   Europe Large Caps.

o  Bank training program Deutsche Bank AG, Paderborn.

MARK SCHUMANN, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2003.

o  Portfolio Manager for European Large Cap Equity: Frankfurt.

o  Masters (Lic oec) from University of St. Gallen (HSG).

ANDREAS WENDELKEN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 2001; previously has worked for 2 years as a relationship manager for Southeastern Europe at Deutsche Bank's Global
   Corporates and Institutions division.

o  Portfolio manager for emerging markets equity: Frankfurt.

o  Master's degree in business administration from Frankfurt School of Finance
   & Management (previously HfB), Frankfurt; completed bank training program
   (Bankkaufmann) at Bremer Landesbank, Bremen.

DWS HEALTH CARE VIP

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.

o  Joined Deutsche Asset Management in 2001.

o  Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder
   Kemper Investments.

                                       42
PROSPECTUS May 1, 2010                                            Fund Details

o  Over 16 years of investment industry experience.

o  MBA, University of Illinois.

THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant
to the Advisor since 2002.

o  Joined Deutsche Asset Management in 1995.

o  Head of global equity research team forHealth Care sector and portfolio managerfor European Equity: Frankfurt.

o  Previously served as analyst for European Chemical, Oil, Steel and
   Engineering sectors and analyst/portfolio manager for Eastern European equity.

o  MA, University of Tuebingen, Germany.

DWS EQUITY 500 INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, N.A. in 1993; for the past eight years, he has managed quantitative equity portfolios.

DWS SMALL CAP INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, N.A. in 1993; for the past eight years, he has managed quantitative equity portfolios.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       43
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each fund. Each fund may offer two classes of shares(except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT
Funds (which include each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies.
The insurance companies may pass through voting rights to the contract owners.
Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.
Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract.
References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.

Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies.
For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.

Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.
Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a fund might request additional information
(for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.

Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s)
will be effected at the net asset value per share next calculated.

Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open.
Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

                                       44
PROSPECTUS May 1, 2010                                  Investing in the Funds

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o  After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o  Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o  Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o  Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
   (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o  Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.

o  Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o  Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o  A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund
(e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity

                                       45
PROSPECTUS May 1, 2010                                  Investing in the Funds

into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each fund's market timing policies and procedures may be modified or terminated at any time.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules

                                       46
PROSPECTUS May 1, 2010                                  Investing in the Funds

of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
Information as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
"supermarket" platforms and other formal sales programs; granting the
Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and
obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund.
Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each fund uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of

                                       47
PROSPECTUS May 1, 2010                                  Investing in the Funds

fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing
Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.

DISTRIBUTIONS

Each fund intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.

All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

TAXES

Each fund intends to qualify each year as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of
"investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments.
Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

                                       48
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS BOND VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009        2008        2007           2006          2005
------------------------------------------------  ----------  ----------  ----------  ---------------  ----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.50     $   6.98    $  7.03       $  6.99        $  7.13
------------------------------------------------   -------     --------    -------       -------        -------
Income (loss) from investment operations:
  Net investment income(a)                             .25          .37        .35           .33            .29
------------------------------------------------   -------     --------    -------       -------        -------
  Net realized and unrealized gain (loss)              .26       (1.48)     ( .06)        ( .01)         ( .10)
------------------------------------------------   -------     --------    -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS                     .51       (1.11)       .29           .32            .19
------------------------------------------------   -------     --------    -------       -------        -------
Less distributions from:
  Net investment income                              ( .47)      (  .37)     ( .34)        ( .27)         ( .26)
------------------------------------------------   -------     --------    -------       -------        -------
  Net realized gains                                     -            -          -         ( .01)         ( .07)
------------------------------------------------   -------     --------    -------       -------        -------
  TOTAL DISTRIBUTIONS                                ( .47)      (  .37)     ( .34)        ( .28)         ( .33)
------------------------------------------------   -------     --------    -------       -------        -------
NET ASSET VALUE, END OF PERIOD                     $  5.54     $   5.50    $  6.98       $  7.03        $  6.99
------------------------------------------------   -------     --------    -------       -------        -------
Total Return (%)                                     10.07       (16.77)      4.18          4.72 (b)       2.60
------------------------------------------------   -------     --------    -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 159          155        229           218            209
------------------------------------------------   -------     --------    -------       -------        -------
Ratio of expenses before expense reductions (%)        .59          .59        .61           .66            .68
-------------------------------------------------  -------     --------    -------       -------        -------
Ratio of expenses after expense reductions (%)         .59          .59        .61           .62            .68
-------------------------------------------------  -------     --------    -------       -------        -------
Ratio of net investment income (%)                    4.68         5.76       5.03          4.82           4.11
-------------------------------------------------  -------     --------    -------       -------        -------
Portfolio turnover rate (%)                            284          196        185           186            197
-------------------------------------------------  -------     --------    -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                       49
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GROWTH & INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006          2005
------------------------------------------------  ----------  -----------  -----------  ---------------  ----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.12     $  10.81     $  10.94       $   9.72       $  9.29
------------------------------------------------   -------     --------     --------       --------       -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .10          .10          .13            .13 (c)       .10
------------------------------------------------   -------     --------     --------       --------       -------
  Net realized and unrealized gain (loss)             1.61       (3.45)         .02           1.19           .45
------------------------------------------------   -------     --------     --------       --------       -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.71       (3.35)         .15           1.32           .55
------------------------------------------------   -------     --------     --------       --------       -------
Less distributions from:
  Net investment income                              ( .12)      (  .18)      (  .13)        (  .10)        ( .12)
------------------------------------------------   -------     --------     --------       --------       -------
  Net realized gains                                     -       (2.16)      (  .15)             -             -
------------------------------------------------   -------     --------     --------       --------       -------
  TOTAL DISTRIBUTIONS                                ( .12)      (2.34)      (  .28)        (  .10)        ( .12)
------------------------------------------------   -------     --------     --------       --------       -------
NET ASSET VALUE, END OF PERIOD                     $  6.71     $   5.12     $  10.81       $  10.94       $  9.72
------------------------------------------------   -------     --------     --------       --------       -------
Total Return (%)(b)                                  34.15       (38.31)        1.36          13.63 (c)      6.07
------------------------------------------------   -------     --------     --------       --------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 101           94          196            280           294
------------------------------------------------   -------     --------     --------       --------       -------
Ratio of expenses before expense reductions (%)        .63          .60          .57            .56           .57
-------------------------------------------------  -------     --------     --------       --------       -------
Ratio of expenses after expense reductions (%)         .54          .54          .56            .54           .54
-------------------------------------------------  -------     --------     --------       --------       -------
Ratio of net investment income (loss) (%)             1.74         1.34         1.18           1.24 (c)      1.10
-------------------------------------------------  -------     --------     --------       --------       -------
Portfolio turnover rate (%)                             82          130          310            105           115
-------------------------------------------------  -------     --------     --------       --------       -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

DWS CAPITAL GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2009         2008           2007              2006            2005
------------------------------------------------  -----------  -----------  ----------------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.55     $  20.41       $  18.24          $  16.90        $  15.67
------------------------------------------------   --------     --------       --------          --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .14          .16            .17 (d)           .13 (c)         .10
------------------------------------------------   --------     --------       --------          --------        --------
  Net realized and unrealized gain (loss)              3.43       (6.83)          2.12              1.31            1.29
------------------------------------------------   --------     --------       --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     3.57       (6.67)          2.29              1.44            1.39
------------------------------------------------   --------     --------       --------          --------        --------
Less distributions from:
  Net investment income                              (  .19)      (  .19)        (  .12)           (  .10)         (  .16)
------------------------------------------------   --------     --------       --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  16.93     $  13.55       $  20.41          $  18.24        $  16.90
------------------------------------------------   --------     --------       --------          --------        --------
Total Return (%)(b)                                   26.87       (32.98)         12.59              8.53 (c)        8.96
------------------------------------------------   --------     --------       --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  715          594          1,058             1,131           1,031
------------------------------------------------   --------     --------       --------          --------        --------
Ratio of expenses before expense reductions (%)         .51          .50            .53               .52             .50
-------------------------------------------------  --------     --------       --------          --------        --------
Ratio of expenses after expense reductions (%)          .49          .49            .52               .49             .49
-------------------------------------------------  --------     --------       --------          --------        --------
Ratio of net investment income (loss) (%)               .98          .89            .86 (d)           .73 (c)         .61
-------------------------------------------------  --------     --------       --------          --------        --------
Portfolio turnover rate (%)                              76           21             30                16              17
-------------------------------------------------  --------     --------       --------          --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d)        Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

                                       50
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GLOBAL OPPORTUNITIES VIP - CLASS A

YEARS ENDED DECEMBER 31,                               2009             2008             2007             2006           2005
------------------------------------------------ ---------------- ---------------- ---------------- ---------------- -----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.79         $   18.28        $  18.15         $  15.00       $  12.77
------------------------------------------------    --------         ---------        --------         --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .04               .20 (d)         .08 (d)          .03 (c)        .04
------------------------------------------------    --------         ---------        --------         --------       --------
  Net realized and unrealized gain (loss)               3.64            (8.18)           1.61             3.28           2.27
------------------------------------------------    --------         ---------        --------         --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                      3.68            (7.98)           1.69             3.31           2.31
------------------------------------------------    --------         ---------        --------         --------       --------
Less distributions from:
  Net investment income                               (  .15)           (  .04)         (  .23)          (  .16)        (  .08)
------------------------------------------------    --------         ---------        --------         --------       --------
  Net realized gains                                       -            (2.47)         (1.33)               -              -
------------------------------------------------    --------         ---------        --------         --------       --------
  TOTAL DISTRIBUTIONS                                 (  .15)           (2.51)         (1.56)          (  .16)        (  .08)
------------------------------------------------    --------         ---------        --------         --------       --------
NET ASSET VALUE, END OF PERIOD                      $  11.32         $    7.79        $  18.28         $  18.15       $  15.00
------------------------------------------------    --------         ---------        --------         --------       --------
Total Return (%)                                       48.20 (b)        (49.96)(b)        9.33 (b)        22.08 (c)      18.19
------------------------------------------------    --------         ---------        --------         --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   139               117             310              331            285
------------------------------------------------    --------         ---------        --------         --------       --------
Ratio of expenses before expense reductions (%)         1.11              1.11            1.14             1.12           1.17
------------------------------------------------    --------         ---------        --------         --------       --------
Ratio of expenses after expense reductions (%)           .99               .99            1.12             1.12           1.17
------------------------------------------------    --------         ---------        --------         --------       --------
Ratio of net investment income (loss) (%)                .47              1.53 (d)         .45 (d)          .16 (c)        .32
------------------------------------------------    --------         ---------        --------         --------       --------
Portfolio turnover rate (%)                               53                21              19               28             30
------------------------------------------------    --------         ---------        --------         --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(d)        Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and
           $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

                                       51
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS INTERNATIONAL VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2009             2008               2007             2006          2005
------------------------------------------------ ---------- --------------------- ---------------- ---------------- ----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  6.52       $    15.01           $  13.42         $  10.85       $  9.50
------------------------------------------------  -------       ----------           --------         --------       -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .12              .29 (c)            .21 (c)          .28 (c)       .15
------------------------------------------------  -------       ----------           --------         --------       -------
  Net realized and unrealized gain (loss)            1.93           (6.46)              1.73             2.51          1.36
------------------------------------------------  -------       ----------           --------         --------       -------
  TOTAL FROM INVESTMENT OPERATIONS                   2.05           (6.17)              1.94             2.79          1.51
------------------------------------------------  -------       ----------           --------         --------       -------
Less distributions from:
  Net investment income                             ( .31)          (  .17)            (  .35)          (  .22)       (  .16)
------------------------------------------------  -------       ----------           --------         --------       -------
  Net realized gains                                    -           (2.15)                 -                -             -
------------------------------------------------  -------       ----------           --------         --------       -------
  TOTAL DISTRIBUTIONS                               ( .31)          (2.32)            (  .35)          (  .22)       (  .16)
------------------------------------------------  -------       ----------           --------         --------       -------
NET ASSET VALUE, END OF PERIOD                    $  8.26       $     6.52           $  15.01         $  13.42       $ 10.85
------------------------------------------------  -------       ----------           --------         --------       -------
Total Return (%)                                    33.52           (48.21)(b,d)        14.59            25.91         16.17
------------------------------------------------  -------       ----------           --------         --------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                344              297                702              702           558
------------------------------------------------  -------       ----------           --------         --------       -------
Ratio of expenses before expense reductions (%)       .94             1.01                .98              .98          1.02
------------------------------------------------  -------       ----------           --------         --------       -------
Ratio of expenses after expense reductions (%)        .94              .97                .98              .98          1.02
------------------------------------------------  -------       ----------           --------         --------       -------
Ratio of net investment income (loss) (%)            1.69             2.74 (c)           1.48 (c)         2.32 (c)      1.59
------------------------------------------------  -------       ----------           --------         --------       -------
Portfolio turnover rate (%)                            81              123                108              105            59
------------------------------------------------  -------       ----------           --------         --------       -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09,
           $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and
           2006, respectively.
(d)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.06% lower.

DWS HEALTH CARE VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2009           2008              2007              2006            2005
------------------------------------------  ----------  ----------------  ----------------  ----------------  -----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.45       $  14.68          $  13.77          $  13.02        $  12.00
------------------------------------------   -------       --------          --------          --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)             (  .01)           .09 (c)           .03 (c)        (  .01)(b)      (  .02)
-------------------------------------------  -------       --------          --------          --------        --------
  Net realized and unrealized gain (loss)       2.02         (3.08)             1.75               .81            1.04
-------------------------------------------  -------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS              2.01         (2.99)             1.78               .80            1.02
-------------------------------------------  -------       --------          --------          --------        --------
Less distributions from:
  Net investment income                       (  .13)        (  .04)                -                 -               -
-------------------------------------------  -------       --------          --------          --------        --------
  Net realized gains                          (  .12)        (2.20)           (  .87)           (  .05)              -
-------------------------------------------  -------       --------          --------          --------        --------
  TOTAL DISTRIBUTIONS                         (  .25)        (2.24)           (  .87)           (  .05)              -
-------------------------------------------  -------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD               $ 11.21       $   9.45          $  14.68          $  13.77        $  13.02
-------------------------------------------  -------       --------          --------          --------        --------
Total Return (%)                               22.19         (23.20)            13.20              6.17 (b)        8.50
-------------------------------------------  -------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            49             60                98               101             109
-------------------------------------------  -------       --------          --------          --------        --------
Ratio of expenses (%)                            .96            .92               .93               .89             .88
-------------------------------------------  -------       --------          --------          --------        --------
Ratio of net investment income (loss) (%)     (  .08)           .79 (c)           .19 (c)        (  .03)(b)      (  .18)
-------------------------------------------  -------       --------          --------          --------        --------
Portfolio turnover rate (%)                       31             24                37                47              43
-------------------------------------------  -------       --------          --------          --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
(c)        Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

                                       52
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS EQUITY 500 INDEX VIP - CLASS A

YEARS ENDED DECEMBER 31,                                  2009              2008
--------------------------------------------------- ---------------- -----------------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    9.55        $    15.53
---------------------------------------------------    ---------        ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .21               .27
---------------------------------------------------    ---------        ----------
  Net realized and unrealized gain (loss)                   2.20            (5.93)
---------------------------------------------------    ---------        ----------
  TOTAL FROM INVESTMENT OPERATIONS                          2.41            (5.66)
---------------------------------------------------    ---------        ----------
Less distributions from:
  Net investment income                                   (  .28)           (  .32)
---------------------------------------------------    ---------        ----------
NET ASSET VALUE, END OF PERIOD                         $   11.68        $     9.55
---------------------------------------------------    ---------        ----------
Total Return (%)                                           26.32 (b)        (37.15)(b)
---------------------------------------------------    ---------        ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       678               584
---------------------------------------------------    ---------        ----------
Ratio of expenses before expense reductions and/or           .34               .33
---------------------------------------------------    ---------        ----------
  recoupments (%)
---------------------------------------------------
Ratio of expenses after expense reductions and/or            .32               .28
---------------------------------------------------    ---------        ----------
  recoupments (%)
---------------------------------------------------
Ratio of net investment income (loss) (%)                   2.10              2.07
---------------------------------------------------    ---------        ----------
Portfolio turnover rate (%)                                    8                 6
---------------------------------------------------    ---------        ----------

YEARS ENDED DECEMBER 31,                                  2007             2006           2005
--------------------------------------------------- ---------------- ---------------- -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   14.97        $   13.11      $  12.73
---------------------------------------------------    ---------        ---------      --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .27              .24           .21
---------------------------------------------------    ---------        ---------      --------
  Net realized and unrealized gain (loss)                    .52             1.78           .37
---------------------------------------------------    ---------        ---------      --------
  TOTAL FROM INVESTMENT OPERATIONS                           .79             2.02           .58
---------------------------------------------------    ---------        ---------      --------
Less distributions from:
  Net investment income                                   (  .23)          (  .16)       (  .20)
---------------------------------------------------    ---------        ---------      --------
NET ASSET VALUE, END OF PERIOD                         $   15.53        $   14.97      $  13.11
---------------------------------------------------    ---------        ---------      --------
Total Return (%)                                            5.30 (b)        15.52 (b)      4.68
---------------------------------------------------    ---------        ---------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     1,046            1,412         1,102
---------------------------------------------------    ---------        ---------      --------
Ratio of expenses before expense reductions and/or           .33              .28           .27
---------------------------------------------------    ---------        ---------      --------
  recoupments (%)
---------------------------------------------------
Ratio of expenses after expense reductions and/or            .30              .27           .27
---------------------------------------------------    ---------        ---------      --------
  recoupments (%)
---------------------------------------------------
Ratio of net investment income (loss) (%)                   1.71             1.73          1.62
---------------------------------------------------    ---------        ---------      --------
Portfolio turnover rate (%)                                    7(c)             9            15
---------------------------------------------------    ---------        ---------      --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

DWS SMALL CAP INDEX VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009         2008          2007          2006         2005
------------------------------------------------  ----------  -----------  -------------  -----------  -----------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.63     $  14.71      $ 16.12       $  14.40     $  14.35
------------------------------------------------   -------     --------      -------       --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .10          .18          .17            .14          .11
------------------------------------------------   -------     --------      -------       --------     --------
  Net realized and unrealized gain (loss)             1.93       (4.77)      (  .40)          2.34          .42
------------------------------------------------   -------     --------      -------       --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.03       (4.59)      (  .23)          2.48          .53
------------------------------------------------   -------     --------      -------       --------     --------
Less distributions from:
  Net investment income                              ( .16)      (  .20)      (  .14)        (  .10)      (  .09)
------------------------------------------------   -------     --------      -------       --------     --------
  Net realized gains                                 ( .60)      (1.29)      (1.04)        (  .66)      (  .39)
------------------------------------------------   -------     --------      -------       --------     --------
  TOTAL DISTRIBUTIONS                                ( .76)      (1.49)      (1.18)        (  .76)      (  .48)
------------------------------------------------   -------     --------      -------       --------     --------
NET ASSET VALUE, END OF PERIOD                     $  9.90     $   8.63      $ 14.71       $  16.12     $  14.40
------------------------------------------------   -------     --------      -------       --------     --------
Total Return (%)(b)                                  26.57       (34.12)      (1.90)         17.49         4.26
------------------------------------------------   -------     --------      -------       --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 258          198          305            536          449
------------------------------------------------   -------     --------      -------       --------     --------
Ratio of expenses before expense reductions (%)        .56          .54          .53            .47          .46
-------------------------------------------------  -------     --------      -------       --------     --------
Ratio of expenses after expense reductions (%)         .50          .47          .51            .45          .45
-------------------------------------------------  -------     --------      -------       --------     --------
Ratio of net investment income (loss) (%)             1.19         1.51         1.09            .93          .78
-------------------------------------------------  -------     --------      -------       --------     --------
Portfolio turnover rate (%)                             26           25           24(c)          42           26
-------------------------------------------------  -------     --------      -------       --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                                       53
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS BOND VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

                                       54
PROSPECTUS May 1, 2010                                                Appendix

DWS GROWTH & INCOME VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.63%            4.37%        $ 10,437.00       $  64.38
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.63%            8.93%        $ 10,893.10       $  67.19
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.63%           13.69%        $ 11,369.13       $  70.13
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.63%           18.66%        $ 11,865.96       $  73.19
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.63%           23.84%        $ 12,384.50       $  76.39
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.63%           29.26%        $ 12,925.70       $  79.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.63%           34.91%        $ 13,490.55       $  83.21
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.63%           40.80%        $ 14,080.09       $  86.85
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.63%           46.95%        $ 14,695.39       $  90.64
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.63%           53.38%        $ 15,337.58       $  94.60
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 786.31
---                                                                             --------

DWS CAPITAL GROWTH VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.51%            4.49%        $ 10,449.00       $  52.14
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.51%            9.18%        $ 10,918.16       $  54.49
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.51%           14.08%        $ 11,408.39       $  56.93
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.51%           19.21%        $ 11,920.62       $  59.49
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.51%           24.56%        $ 12,455.86       $  62.16
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.51%           30.15%        $ 13,015.13       $  64.95
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.51%           36.00%        $ 13,599.51       $  67.87
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.51%           42.10%        $ 14,210.12       $  70.91
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.51%           48.48%        $ 14,848.16       $  74.10
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.51%           55.15%        $ 15,514.84       $  77.43
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 640.47
---                                                                             --------

                                       55
PROSPECTUS May 1, 2010                                                Appendix

DWS GLOBAL OPPORTUNITIES VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.11%            3.89%        $ 10,389.00      $   113.16
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.11%            7.93%        $ 10,793.13      $   117.56
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.11%           12.13%        $ 11,212.98      $   122.13
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.11%           16.49%        $ 11,649.17      $   126.88
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.11%           21.02%        $ 12,102.32      $   131.82
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.11%           25.73%        $ 12,573.10      $   136.95
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.11%           30.62%        $ 13,062.20      $   142.28
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.11%           35.70%        $ 13,570.32      $   147.81
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.11%           40.98%        $ 14,098.20      $   153.56
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.11%           46.47%        $ 14,646.62      $   159.53
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,351.68
---                                                                            ----------

DWS INTERNATIONAL VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.96%            4.04%        $ 10,404.00       $    97.94
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.96%            8.24%        $ 10,824.32       $   101.90
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.96%           12.62%        $ 11,261.62       $   106.01
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.96%           17.17%        $ 11,716.59       $   110.30
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.96%           21.90%        $ 12,189.94       $   114.75
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.96%           26.82%        $ 12,682.42       $   119.39
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.96%           31.95%        $ 13,194.79       $   124.21
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.96%           37.28%        $ 13,727.86       $   129.23
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.96%           42.82%        $ 14,282.46       $   134.45
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.96%           48.59%        $ 14,859.47       $   139.88
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,178.06
---                                                                             ----------

                                       56
PROSPECTUS May 1, 2010                                                Appendix

DWS HEALTH CARE VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.96%            4.04%        $ 10,404.00       $    97.94
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.96%            8.24%        $ 10,824.32       $   101.90
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.96%           12.62%        $ 11,261.62       $   106.01
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.96%           17.17%        $ 11,716.59       $   110.30
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.96%           21.90%        $ 12,189.94       $   114.75
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.96%           26.82%        $ 12,682.42       $   119.39
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.96%           31.95%        $ 13,194.79       $   124.21
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.96%           37.28%        $ 13,727.86       $   129.23
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.96%           42.82%        $ 14,282.46       $   134.45
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.96%           48.59%        $ 14,859.47       $   139.88
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,178.06
---                                                                             ----------

DWS EQUITY 500 INDEX VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.34%            4.66%        $ 10,466.00       $  34.79
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.34%            9.54%        $ 10,953.72       $  36.41
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.34%           14.64%        $ 11,464.16       $  38.11
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.34%           19.98%        $ 11,998.39       $  39.89
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.34%           25.58%        $ 12,557.51       $  41.75
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.34%           31.43%        $ 13,142.69       $  43.69
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.34%           37.55%        $ 13,755.14       $  45.73
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.34%           43.96%        $ 14,396.13       $  47.86
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.34%           50.67%        $ 15,066.99       $  50.09
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.34%           57.69%        $ 15,769.11       $  52.42
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 430.74
---                                                                             --------

                                       57
PROSPECTUS May 1, 2010                                                Appendix

DWS SMALL CAP INDEX VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.53%            4.47%        $ 10,447.00       $  54.18
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.56%            9.11%        $ 10,910.85       $  59.80
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.56%           13.95%        $ 11,395.29       $  62.46
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.56%           19.01%        $ 11,901.24       $  65.23
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.56%           24.30%        $ 12,429.65       $  68.13
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.56%           29.82%        $ 12,981.53       $  71.15
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.56%           35.58%        $ 13,557.91       $  74.31
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.56%           41.60%        $ 14,159.88       $  77.61
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.56%           47.89%        $ 14,788.58       $  81.06
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.56%           54.45%        $ 15,445.19       $  84.65
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 698.58
---                                                                             --------

ADDITIONAL INDEX INFORMATION

DWS BOND VIP

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

DWS GROWTH & INCOME VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

DWS CAPITAL GROWTH VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

DWS GLOBAL OPPORTUNITIES VIP

THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market
Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

DWS INTERNATIONAL VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the
21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

DWS HEALTH CARE VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P NORTH AMERICAN HEALTH CARE SECTOR INDEX (NAME CHANGED FROM S&P GOLDMAN
SACHS HEALTH CARE INDEX effective March 31, 2008) is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

DWS EQUITY 500 INDEX VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS SMALL CAP INDEX VIP

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell
3000 Index.

                                       58
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257
                  DWS Investments VIT Funds
                  811-07507

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(05/01/10) 1A-1

[GRAPHIC APPEARS HERE]

PROSPECTUS

MAY 1, 2010

DWS VARIABLE SERIES I
CLASS B
...............................................................................

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

DWS INVESTMENTS VIT FUNDS
CLASS B
...............................................................................

DWS Equity 500 Index VIP

DWS Equity 500 Index VIP - Class B2

DWS Small Cap Index VIP

........................................................................... .

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP

DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP

Payments to Broker-Dealers and
Other Financial Intermediaries..............  12
Payments to Financial Intermediaries........  12
DWS HEALTH CARE VIP

DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP

FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUNDS

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY,
ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GROWTH & INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.39
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.25
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.89
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$91       $284       $493       $1,096
---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 82%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.

MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

                                       2
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -2.33       -11.56      -23.40     26.55      9.78      5.73      13.28      1.00       -38.29     33.64
  2000       2001        2002        2003       2004      2005      2006        2007      2008       2009

Best Quarter: 18.06%, Q3 2009        Worst Quarter: -21.71%, Q4 2008
Year-to-Date as of 3/31/2010: 5.67%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                        CLASS        1           5          10
                                    INCEPTION     YEAR       YEARS       YEARS
                                  -----------  -------  ----------  ----------

CLASS B                              5/1/97     33.64       -0.05       -0.86
--------------------------------     ------     -----      ------      ------
RUSSELL 1000( (Reg. TM)) INDEX                  28.43       0.79        -0.49
--------------------------------  ------        -----      ------      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

                                       3
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       4
PROSPECTUS May 1, 2010                                 DWS Growth & Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS CAPITAL GROWTH VIP

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.37
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.23
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.85
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$87       $271       $471       $1,049
---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 76%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(
(Reg. TM)) Index (generally 500 of the largest companies in the US) or the
Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).
Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use

                                       5
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.
SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -10.13       -19.64      -29.37     26.51      7.56      8.51       8.17     12.18       -33.20     26.49
   2000       2001        2002        2003       2004      2005      2006       2007       2008       2009

                                       6
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

Best Quarter: 15.04%, Q4 2001        Worst Quarter: -21.62%, Q4 2008
Year-to-Date as of 3/31/2010: 5.34%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                        CLASS           1          5          10
                                    INCEPTION        YEAR      YEARS       YEARS
                                  -----------  ----------  ---------  ----------

CLASS B                             5/12/97        26.49       2.15       -2.55
--------------------------------    -------        -----       ----      ------
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX                                              37.21       1.63       -3.99
--------------------------------  -------          -----       ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       7
PROSPECTUS May 1, 2010                                  DWS Capital Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GLOBAL OPPORTUNITIES VIP

INVESTMENT OBJECTIVE

The fund seeks above-average capital appreciation over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.89
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.28
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.42
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$145      $449       $776       $1,702
----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 53%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad
Market Index, formerly the S&P/Citigroup Broad Market Index World). As of
December 31, 2009, companies in which the fund invests typically have market capitalizations of between $500 million and $5 billion at the time of purchase.
As part of the investment process (and low turnover strategy) the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities.

MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies
(including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       8
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may also enter into forward currency exchange contracts and buy and sell currency options to hedge against currency fluctuations. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, options and yield curve options, forward currency exchange contracts and may buy or sell currency options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

                                       9
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -5.42       -24.96      -20.07     48.77      23.15      18.06      21.88      8.92     -50.16     47.66
  2000       2001        2002        2003       2004       2005       2006       2007     2008       2009

Best Quarter: 30.20%, Q2 2009        Worst Quarter: -28.57%, Q4 2008
Year-to-Date as of 3/31/2010: 5.85%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                        CLASS           1          5         10
                    INCEPTION        YEAR      YEARS      YEARS
                  -----------  ----------  ---------  ---------

CLASS B              5/2/97        47.66       2.89       1.83
----------------     ------        -----       ----       ----
S&P DEVELOPED
SMALLCAP INDEX                     39.43       3.28       5.49
----------------  ------           -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       10
PROSPECTUS May 1, 2010                            DWS Global Opportunities VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS INTERNATIONAL VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                             B
                                                     ---------

Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             0.25
----------------------------------------------------     ----
Other expenses (includes an administrative fee)          0.18
----------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.24
----------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$126      $393       $681       $1,500
----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 81%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of two analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

                                       11
PROSPECTUS May 1, 2010                                   DWS International VIP

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -21.89       -30.81      -18.62     27.52      16.24      15.71      25.44      14.25       -48.25     32.89
   2000       2001        2002        2003       2004       2005       2006        2007       2008       2009

Best Quarter: 22.97%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2010: 0.12%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                     CLASS           1          5          10
                                 INCEPTION        YEAR      YEARS       YEARS
                               -----------  ----------  ---------  ----------

CLASS B                           5/8/97        32.89       2.66       -2.92
-----------------------------     ------        -----       ----      ------
MSCI EAFE( (Reg. TM)) INDEX                     31.78       3.54       1.17
-----------------------------  ------           -----       ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

                                       12
PROSPECTUS May 1, 2010                                   DWS International VIP

PORTFOLIO MANAGER(S)

NIKOLAUS POEHLMANN, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

UDO ROSENDAHL, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

MARK SCHUMANN, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

ANDREAS WENDELKEN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       13
PROSPECTUS May 1, 2010                                   DWS International VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS HEALTH CARE VIP

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.42
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.34
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$136      $425          $734    $1,613
----      ----          ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 31%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund's
80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of
US companies, but may invest in foreign companies as well. The fund may invest in companies of any market capitalization.

MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       14
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.

Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate

                                       15
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -23.21      33.21      9.17      8.06       5.77     12.88       -23.50     21.80
  2002        2003       2004      2005      2006       2007       2008       2009

Best Quarter: 14.98%, Q2 2003        Worst Quarter: -16.55%, Q4 2008
Year-to-Date as of 3/31/2010: 5.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5       SINCE
                       INCEPTION        YEAR      YEARS   INCEPTION
                     -----------  ----------  ---------  ----------

CLASS B                 7/1/02        21.80       3.75       4.18
-------------------     ------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX                       26.46       0.42       0.60
-------------------  ------           -----       ----       ----
S&P NORTH AMERICAN
HEALTH CARE SECTOR
INDEX                                 22.49       3.67       2.78
-------------------  ------           -----       ----       ----

The Advisor believes the additional S&P North American Health Care Sector Index represents the fund's overall investment process. Index comparisons begin on
4/30/01.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.

THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant
to the Advisor since 2002.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       16
PROSPECTUS May 1, 2010                                     DWS Health Care VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS EQUITY 500 INDEX VIP

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price
Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B         B2
                                                 ---------  ---------

Management fee                                       0.20       0.20
------------------------------------------------     ----       ----
Distribution/service
(12b-1) fees                                         0.25       0.25
------------------------------------------------     ----       ----
Other expenses (includes an administrative fee)      0.14       0.29
------------------------------------------------     ----       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.59       0.74
------------------------------------------------     ----       ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR    3 YEARS    5 YEARS   10 YEARS
            --------  ---------  ---------  ---------

Class B     $60          $189       $329       $738
----------  ---          ----       ----       ----
Class B2    $76          $237       $411       $918
----------  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 8%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500( (Reg. TM)) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500( (Reg. TM)) Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the S&P 500( (Reg. TM) )Index as a whole. Portfolio management may limit or avoid exposure to any stock in the S&P 500( (Reg. TM)) Index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the S&P 500( (Reg. TM) )Index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the S&P 500( (Reg. TM) )Index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard &
Poor's Division of The McGraw-Hill Companies, Inc. ("S&P").

                                       17
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100% and may vary overtime.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Performance figures prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -9.46       -12.40      -22.51     27.83      10.32      4.42      15.24      5.03       -37.34     26.03
  2000       2001        2002        2003       2004       2005      2006        2007      2008       2009

Best Quarter: 15.79%, Q2 2009        Worst Quarter: -22.06%, Q4 2008
Year-to-Date as of 3/31/2010: 5.31%

                                       18
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1           5          10
                      INCEPTION        YEAR       YEARS       YEARS
                    -----------  ----------  ----------  ----------

CLASS B               4/30/02        26.03       -0.04       -1.44
------------------    -------        -----      ------      ------
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42        -0.95
------------------  -------          -----      ------      ------

Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B2. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B2)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -9.57       -12.51      -22.60     27.68      10.18      4.23      15.20       4.85      -37.36     25.70
  2000       2001        2002        2003       2004       2005      2006       2007       2008       2009

Best Quarter: 15.81%, Q2 2009        Worst Quarter: -22.06%, Q4 2008
Year-to-Date as of 3/31/2010: 5.31%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1           5          10
                      INCEPTION        YEAR       YEARS       YEARS
                    -----------  ----------  ----------  ----------

CLASS B2              9/16/05        25.79       -0.16       -1.56
------------------    -------        -----      ------      ------
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42        -0.95
------------------  -------          -----      ------      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, N.A.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       19
PROSPECTUS May 1, 2010                                DWS Equity 500 Index VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS SMALL CAP INDEX VIP

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.35
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.21
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.81
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------

$83       $259          $450    $1,002
---       ----          ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 26%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The RUSSELL 2000 INDEX( (Reg. TM))( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000(
(Reg. TM)) Index, which represent approximately 8% of the market capitalization of the Russell 3000( (Reg. TM)) Index. Stocks in the Russell 2000 Index( (Reg.
TM) )are weighted according to their total market value.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the

                                       20
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100% and may vary overtime.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -4.11      1.82       -20.78     46.05      17.48      3.99      17.19       -2.16      -34.33     26.27
  2000       2001      2002        2003       2004       2005      2006       2007        2008       2009

Best Quarter: 22.95%, Q2 2003        Worst Quarter: -26.26%, Q4 2008
Year-to-Date as of 3/31/2010: 8.70%

                                       21
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                        CLASS           1           5         10
                                    INCEPTION        YEAR       YEARS      YEARS
                                  -----------  ----------  ----------  ---------

CLASS B                             4/30/02        26.27       -0.22       2.75
--------------------------------    -------        -----      ------       ----
RUSSELL 2000( (Reg. TM)) INDEX                     27.17       0.51        3.51
--------------------------------  -------          -----      ------       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, N.A.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       22
PROSPECTUS May 1, 2010                                 DWS Small Cap Index VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Growth & Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times.

MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or

                                       23
PROSPECTUS May 1, 2010                                            Fund Details

social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US.
Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Capital Growth VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(
(Reg. TM)) Index (generally 500 of the largest companies in the US) or the
Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).
Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments,

                                       24
PROSPECTUS May 1, 2010                                            Fund Details

or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Global Opportunities VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad
Market Index, formerly the S&P/Citigroup Broad Market Index World). As of
December 31, 2009, companies in which the fund invests typically have market capitalizations of between $500 million and $5 billion at the time of purchase.
As part of the investment process (and low turnover strategy) the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of the fund's net assets may invested in junk bonds (considered to be grade BB/Ba and

                                       25
PROSPECTUS May 1, 2010                                            Fund Details

below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. Other types of equities in which the fund may invest include preferred stocks or convertible securities.

MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies
(including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may also enter into forward currency exchange contracts and buy and sell currency options to hedge against currency fluctuations. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, options and yield curve options, forward currency exchange contracts and may buy or sell currency options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential

                                       26
PROSPECTUS May 1, 2010                                            Fund Details

losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

--------------------------------------------------------------------------------
 DWS International VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of two analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

                                       27
PROSPECTUS May 1, 2010                                            Fund Details

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

                                       28
PROSPECTUS May 1, 2010                                            Fund Details

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Health Care VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80%
of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund's
80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of
US companies, but may invest in foreign companies as well. The fund may invest in companies of any market capitalization.

MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.

Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion

                                       29
PROSPECTUS May 1, 2010                                            Fund Details

investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry. In particular, health care companies can be affected by rapid product obsolescence and the unpredictability of winning government approvals.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Equity 500 Index VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500( (Reg. TM)) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500( (Reg. TM)) Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the S&P 500( (Reg. TM) )Index as a whole. Portfolio management may limit or avoid exposure to any stock in the S&P 500( (Reg. TM)) Index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the S&P 500( (Reg. TM) )Index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the S&P 500( (Reg. TM) )Index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard &
Poor's Division of The McGraw-Hill Companies, Inc. ("S&P").

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being

                                       30
PROSPECTUS May 1, 2010                                            Fund Details

100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.

INFORMATION REGARDING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill
Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance.
S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the timing, prices, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                       31
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Small Cap Index VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.

The RUSSELL 2000 INDEX( (Reg. TM))( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000(
(Reg. TM)) Index, which represent approximately 8% of the market capitalization of the Russell 3000( (Reg. TM)) Index. Stocks in the Russell 2000 Index( (Reg.
TM) )are weighted according to their total market value.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments.
Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being
100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

                                       32
PROSPECTUS May 1, 2010                                            Fund Details

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Health Care VIP, DWS Equity 500 Index VIP and DWS
   Small Cap Index VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o  The following is applicable to all funds except DWS Equity 500 Index VIP and
   DWS Small Cap Index VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4)
   bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
   However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

                                       33
PROSPECTUS May 1, 2010                                            Fund Details

o  Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o  Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a fund will achieve its investment objective.

A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below is the management rate paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

FUND NAME                         FEE PAID
-----------------------------  -----------

DWS Bond VIP                       0.39%
-----------------------------      ----
DWS Growth & Income VIP            0.30%*
-----------------------------     -----
DWS Capital Growth VIP             0.35%*
-----------------------------     -----
DWS Global Opportunities VIP       0.77%*
------------------------------    -----
DWS International VIP              0.79%
------------------------------    -----
DWS Health Care VIP                0.67%
------------------------------    -----
DWS Equity 500 Index VIP           0.18%*
------------------------------    -----
DWS Small Cap Index VIP            0.29%*
------------------------------    -----

*     Reflecting the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Opportunities VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.46% for
Class B. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Small Cap Index VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.93% for
Class B. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory

                                       34
PROSPECTUS May 1, 2010                                            Fund Details

agreement is contained in the shareholder report for the annual period ended
December 31 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between each fund and the
Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.

FOR DWS GROWTH & INCOME VIP

On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Growth & Income VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS Investors"). In order for DWS Growth &
Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory
Agreement is subject to Board approval. If the Board approves the Sub-Advisory
Agreement, it is expected that QS Investors will become the Subadvisor for DWS
Growth & Income VIP.

QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS
Investors manages assets across multiple strategies, including: Global Tactical
Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE),
International and Global Equity (Diversification Based Investing/DBI) and
Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Growth & Income VIP and would conduct research that leads to these purchase and sale decisions. The
Advisor would compensate QS Investors out of the management fee it receives from DWS Growth & Income VIP.

SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500
Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street,
Chicago, IL 60603. NTI is a national banking association and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System.
Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust
Corporation, a company that is regulated by the Board of Governors of the
Federal Reserve System as a financial holding company under the U.S. Bank
Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, institutions and corporations. As of December 31, 2009, NTI and its affiliates had assets under custody of $3.7 trillion, and assets under investment management of $627.2 billion.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

                                       35
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT

DWS BOND VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after 14 years of experience at
   INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior
   to that he was head of financial institution investment research at Duff &
   Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross
   Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured
   Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for
   INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
   (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o  BA from Transylvania University; MBA from Owen Graduate School of
   Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience,
   11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

DWS GROWTH & INCOME VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

                                       36
PROSPECTUS May 1, 2010                                            Fund Details

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o  Prior to joining Deutsche Asset Management, he was Managing Director of
   Deutsche Bank Private Wealth Management and served as head of U.S. Equity
   Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the
   Equity Strategy Group.

o  Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank &
   Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at
   Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1995, served in DB Private Wealth
   Management from 1995-2004; served as US equity portfolio manager at
   Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset
   Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o  Equity Research Analyst covering the financial services sector since 2001.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

DWS GLOBAL OPPORTUNITIES VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o  Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o  Associate manager, structured debt and equity group at Prudential Capital
   Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o  Equity analyst in the health care sector at Prudential Equity Management
   Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

DWS INTERNATIONAL VIP

NIKOLAUS POEHLMANN, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o  Senior portfolio manager for Equities, responsible for European dividend strategies, Italian equities and global financials strategies.

o  Joined the Company in July 1998 in Loan Portfolio Management for Corporate
   and Investment Bank (CIB) division.

o  Managing European diversified funds since 2003, financials funds since 2001, and Italian equity funds since 2002.

o  BA from Augsburg University; Master's degree in Economics ("Diplom
   Volkswirt") from University of Cologne.

UDO ROSENDAHL, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Head of European Large Caps: Frankfurt.

o  Joined the Company in August 1984 in the credit research department of
   Deutsche Bank, Paderborn; 1986 moved to the asset management department for high net worth clients of Deutsche Bank in Bremen and Hamburg; 1989 moved to the asset management division in Frankfurt to manage various European country funds; 1995 became senior fund manager; July 2002 appointed head of
   Europe Large Caps.

o  Bank training program Deutsche Bank AG, Paderborn.

MARK SCHUMANN, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2003.

o  Portfolio Manager for European Large Cap Equity: Frankfurt.

o  Masters (Lic oec) from University of St. Gallen (HSG).

ANDREAS WENDELKEN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 2001; previously has worked for 2 years as a relationship manager for Southeastern Europe at Deutsche Bank's Global
   Corporates and Institutions division.

o  Portfolio manager for emerging markets equity: Frankfurt.

o  Master's degree in business administration from Frankfurt School of Finance
   & Management (previously HfB), Frankfurt; completed bank training program
   (Bankkaufmann) at Bremer Landesbank, Bremen.

DWS HEALTH CARE VIP

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.

o  Joined Deutsche Asset Management in 2001.

o  Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder
   Kemper Investments.

                                       37
PROSPECTUS May 1, 2010                                            Fund Details

o  Over 16 years of investment industry experience.

o  MBA, University of Illinois.

THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant
to the Advisor since 2002.

o  Joined Deutsche Asset Management in 1995.

o  Head of global equity research team forHealth Care sector and portfolio managerfor European Equity: Frankfurt.

o  Previously served as analyst for European Chemical, Oil, Steel and
   Engineering sectors and analyst/portfolio manager for Eastern European equity.

o  MA, University of Tuebingen, Germany.

DWS EQUITY 500 INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, N.A. in 1993; for the past eight years, he has managed quantitative equity portfolios.

DWS SMALL CAP INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, N.A.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, N.A. in 1993; for the past eight years, he has managed quantitative equity portfolios.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       38
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of each fund and for DWS Equity 500 VIP only, Class B2 shares. Each fund may offer two classes of shares(except DWS Equity 500 Index VIP, which offers three classes of shares). Class B and Class B2 shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT
Funds (which include each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies.
The insurance companies may pass through voting rights to the contract owners.
Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.
Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract.
References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.

Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies.
For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.

Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.
Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a fund might request additional information
(for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.

Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s)
will be effected at the net asset value per share next calculated.

Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open.
Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

                                       39
PROSPECTUS May 1, 2010                                  Investing in the Funds

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o  After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o  Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o  Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o  Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
   (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o  Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.

o  Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o  Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o  A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund
(e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity

                                       40
PROSPECTUS May 1, 2010                                  Investing in the Funds

into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each fund's market timing policies and procedures may be modified or terminated at any time.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules

                                       41
PROSPECTUS May 1, 2010                                  Investing in the Funds

of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
Information as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
"supermarket" platforms and other formal sales programs; granting the
Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and
obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund.
Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each fund uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of

                                       42
PROSPECTUS May 1, 2010                                  Investing in the Funds

fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing
Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.

DISTRIBUTIONS

Each fund intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.

All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

TAXES

Each fund intends to qualify each year as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of
"investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments.
Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

MARKETING AND DISTRIBUTION FEES

Class B and Class B2 shares are referred to collectively as "Class B shares."
DWS Investments Distributors, Inc., a subsidiary of the Advisor, is each fund's distributor.

DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each fund pays a fee to the
Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the
Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

                                       43
PROSPECTUS May 1, 2010                                  Investing in the Funds

The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to each applicable fund's Class B shares. Under the plan, a fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                       44
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS GROWTH & INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006          2005
------------------------------------------------  ----------  -----------  -----------  ---------------  ----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.12     $  10.77     $  10.90       $   9.68       $  9.25
------------------------------------------------   -------     --------     --------       --------       -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08          .08          .09            .09 (c)       .07
------------------------------------------------   -------     --------     --------       --------       -------
  Net realized and unrealized gain (loss)             1.60       (3.42)         .02           1.19           .45
------------------------------------------------   -------     --------     --------       --------       -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.68       (3.34)         .11           1.28           .52
------------------------------------------------   -------     --------     --------       --------       -------
Less distributions from:
  Net investment income                              ( .10)      (  .15)      (  .09)        (  .06)        ( .09)
------------------------------------------------   -------     --------     --------       --------       -------
  Net realized gains                                     -       (2.16)      (  .15)             -             -
------------------------------------------------   -------     --------     --------       --------       -------
  TOTAL DISTRIBUTIONS                                ( .10)      (2.31)      (  .24)        (  .06)        ( .09)
------------------------------------------------   -------     --------     --------       --------       -------
NET ASSET VALUE, END OF PERIOD                     $  6.70     $   5.12     $  10.77       $  10.90       $  9.68
------------------------------------------------   -------     --------     --------       --------       -------
Total Return (%)(b)                                  33.64       (38.29)        1.00          13.28 (c)      5.73
------------------------------------------------   -------     --------     --------       --------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2            2           15             52            47
------------------------------------------------   -------     --------     --------       --------       -------
Ratio of expenses before expense reductions (%)        .89          .82          .95            .94           .95
-------------------------------------------------  -------     --------     --------       --------       -------
Ratio of expenses after expense reductions (%)         .80          .77          .92            .89           .89
-------------------------------------------------  -------     --------     --------       --------       -------
Ratio of net investment income (loss) (%)             1.48         1.12          .82            .89 (c)       .75
-------------------------------------------------  -------     --------     --------       --------       -------
Portfolio turnover rate (%)                             82          130          310            105           115
-------------------------------------------------  -------     --------     --------       --------       -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

                                       45
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS CAPITAL GROWTH VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2009         2008           2007              2006            2005
------------------------------------------------  -----------  -----------  ----------------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.49     $  20.31       $  18.15          $  16.81        $  15.59
------------------------------------------------   --------     --------       --------          --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .09          .10            .09 (d)           .06 (c)         .04
------------------------------------------------   --------     --------       --------          --------        --------
  Net realized and unrealized gain (loss)              3.43       (6.81)          2.12              1.31            1.28
------------------------------------------------   --------     --------       --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     3.52       (6.71)          2.21              1.37            1.32
------------------------------------------------   --------     --------       --------          --------        --------
Less distributions from:
  Net investment income                              (  .15)      (  .11)        (  .05)           (  .03)         (  .10)
------------------------------------------------   --------     --------       --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  16.86     $  13.49       $  20.31          $  18.15        $  16.81
------------------------------------------------   --------     --------       --------          --------        --------
Total Return (%)(b)                                   26.49       (33.20)         12.18              8.17 (c)        8.51
------------------------------------------------   --------     --------       --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   12           10             19               107              73
------------------------------------------------   --------     --------       --------          --------        --------
Ratio of expenses before expense reductions (%)         .85          .85            .94               .91             .89
-------------------------------------------------  --------     --------       --------          --------        --------
Ratio of expenses after expense reductions (%)          .82          .82            .90               .86             .86
-------------------------------------------------  --------     --------       --------          --------        --------
Ratio of net investment income (loss) (%)               .65          .56            .48 (d)           .36 (c)         .24
-------------------------------------------------  --------     --------       --------          --------        --------
Portfolio turnover rate (%)                              76           21             30                16              17
-------------------------------------------------  --------     --------       --------          --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d)        Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

                                       46
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GLOBAL OPPORTUNITIES VIP - CLASS B

YEARS ENDED DECEMBER 31,                            2009          2008             2007               2006             2005
------------------------------------------------ ---------- ---------------- ---------------- -------------------- -----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.65      $  18.03         $  17.93          $   14.84         $  12.62
------------------------------------------------  -------      --------         --------          ---------         --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .02           .16 (e)          .01 (e)         (  .00)(b,d)        .03
------------------------------------------------  -------      --------         --------          ---------         --------
  Net realized and unrealized gain (loss)            3.57        (8.07)            1.61               3.24             2.24
------------------------------------------------  -------      --------         --------          ---------         --------
  TOTAL FROM INVESTMENT OPERATIONS                   3.59        (7.91)            1.62               3.24             2.27
------------------------------------------------  -------      --------         --------          ---------         --------
Less distributions from:
  Net investment income                            (  .13)            -           (  .19)            (  .15)          (  .05)
------------------------------------------------  -------      --------         --------          ---------         --------
  Net realized gains                                    -        (2.47)          (1.33)                 -                -
------------------------------------------------  -------      --------         --------          ---------         --------
  TOTAL DISTRIBUTIONS                              (  .13)       (2.47)          (1.52)            (  .15)          (  .05)
------------------------------------------------  -------      --------         --------          ---------         --------
NET ASSET VALUE, END OF PERIOD                    $ 11.11      $   7.65         $  18.03          $   17.93         $  14.84
------------------------------------------------  -------      --------         --------          ---------         --------
Total Return (%)(c)                                 47.66        (50.16)            8.92              21.88 (d)        18.06
------------------------------------------------  -------      --------         --------          ---------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  7             5               12                 37               33
------------------------------------------------  -------      --------         --------          ---------         --------
Ratio of expenses before expense reductions (%)      1.42          1.42             1.53               1.51             1.54
------------------------------------------------  -------      --------         --------          ---------         --------
Ratio of expenses after expense reductions (%)       1.30          1.30             1.50               1.31             1.24
------------------------------------------------  -------      --------         --------          ---------         --------
Ratio of net investment income (loss) (%)             .16          1.21 (e)          .07 (e)         (  .03)(d)          .25
------------------------------------------------  -------      --------         --------          ---------         --------
Portfolio turnover rate (%)                            53            21               19                 28               30
------------------------------------------------  -------      --------         --------          ---------         --------

(a)        Based on average shares outstanding during the period.
(b)        Amount is less than $.005.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(e)        Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and
           $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

                                       47
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS INTERNATIONAL VIP - CLASS B

YEARS ENDED DECEMBER 31,                            2009             2008
------------------------------------------------ ---------- ---------------------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  6.52       $     14.98
------------------------------------------------  -------       -----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .10               .23 (c)
------------------------------------------------  -------       -----------
  Net realized and unrealized gain (loss)            1.94            (6.43)
------------------------------------------------  -------       -----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.04            (6.20)
------------------------------------------------  -------       -----------
Less distributions from:
  Net investment income                             ( .30)           (  .11)
------------------------------------------------  -------       -----------
  Net realized gains                                    -            (2.15)
------------------------------------------------  -------       -----------
  TOTAL DISTRIBUTIONS                               ( .30)           (2.26)
------------------------------------------------  -------       -----------
NET ASSET VALUE, END OF PERIOD                    $  8.26       $      6.52
------------------------------------------------  -------       -----------
Total Return (%)                                    32.89            (48.25)(b,d)
------------------------------------------------  -------       -----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                .50               .40
------------------------------------------------  -------       -----------
Ratio of expenses before expense reductions (%)      1.22              1.33
------------------------------------------------  -------       -----------
Ratio of expenses after expense reductions (%)       1.22              1.28
------------------------------------------------  -------       -----------
Ratio of net investment income (loss) (%)            1.42              2.42 (c)
------------------------------------------------  -------       -----------
Portfolio turnover rate (%)                            81               123
------------------------------------------------  -------       -----------

YEARS ENDED DECEMBER 31,                               2007             2006             2005
------------------------------------------------ ---------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   13.38        $   10.82        $    9.48
-------------------------------------------------   ---------        ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .16 (c)          .24 (c)          .12
-------------------------------------------------   ---------        ---------        ---------
  Net realized and unrealized gain (loss)                1.73             2.50             1.35
-------------------------------------------------   ---------        ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       1.89             2.74             1.47
-------------------------------------------------   ---------        ---------        ---------
Less distributions from:
  Net investment income                                (  .29)          (  .18)          (  .13)
-------------------------------------------------   ---------        ---------        ---------
  Net realized gains                                        -                -                -
-------------------------------------------------   ---------        ---------        ---------
  TOTAL DISTRIBUTIONS                                  (  .29)          (  .18)          (  .13)
-------------------------------------------------   ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   14.98        $   13.38        $   10.82
-------------------------------------------------   ---------        ---------        ---------
Total Return (%)                                        14.25 (b)        25.44 (b)        15.71 (b)
-------------------------------------------------   ---------        ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     12               51               40
-------------------------------------------------   ---------        ---------        ---------
Ratio of expenses before expense reductions (%)          1.41             1.37             1.41
-------------------------------------------------   ---------        ---------        ---------
Ratio of expenses after expense reductions (%)           1.39             1.36             1.37
-------------------------------------------------   ---------        ---------        ---------
Ratio of net investment income (loss) (%)                1.07 (c)         1.94 (c)         1.24
-------------------------------------------------   ---------        ---------        ---------
Portfolio turnover rate (%)                               108              105               59
-------------------------------------------------   ---------        ---------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09,
           $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and
           2006, respectively.
(d)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.06% lower.

DWS HEALTH CARE VIP - CLASS B

YEARS ENDED DECEMBER 31,                       2009           2008              2007              2006            2005
------------------------------------------  ----------  ----------------  ----------------  ----------------  -----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.23       $  14.40          $  13.55          $  12.87        $  11.91
------------------------------------------   -------       --------          --------          --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)             (  .04)           .05 (c)        (  .03)(c)        (  .06)(b)      (  .07)
-------------------------------------------  -------       --------          --------          --------        --------
  Net realized and unrealized gain (loss)       1.98         (3.02)             1.75               .79            1.03
-------------------------------------------  -------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS              1.94         (2.97)             1.72               .73             .96
-------------------------------------------  -------       --------          --------          --------        --------
Less distributions from:
  Net investment income(a)                    (  .10)             -                 -                 -               -
-------------------------------------------  -------       --------          --------          --------        --------
  Net realized gains                          (  .12)        (2.20)           (  .87)           (  .05)              -
-------------------------------------------  -------       --------          --------          --------        --------
  TOTAL DISTRIBUTIONS                         (  .22)        (2.20)           (  .87)           (  .05)              -
-------------------------------------------  -------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD               $ 10.95       $   9.23          $  14.40          $  13.55        $  12.87
-------------------------------------------  -------       --------          --------          --------        --------
Total Return (%)                               21.80         (23.50)            12.88              5.77 (b)        8.06
-------------------------------------------  -------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             3              3                 5                21              23
-------------------------------------------  -------       --------          --------          --------        --------
Ratio of expenses (%)                           1.34           1.27              1.34              1.28            1.27
-------------------------------------------  -------       --------          --------          --------        --------
Ratio of net investment income (loss) (%)     (  .46)           .43 (c)        (  .22)(c)        (  .42)(b)      (  .57)
-------------------------------------------  -------       --------          --------          --------        --------
Portfolio turnover rate (%)                       31             24                37                47              43
-------------------------------------------  -------       --------          --------          --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
(c)        Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

                                       48
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS EQUITY 500 INDEX VIP - CLASS B

YEARS ENDED DECEMBER 31,                                  2009              2008
--------------------------------------------------- ---------------- -----------------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    9.54        $    15.52
---------------------------------------------------    ---------        ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .18               .24
---------------------------------------------------    ---------        ----------
  Net realized and unrealized gain (loss)                   2.22            (5.94)
---------------------------------------------------    ---------        ----------
  TOTAL FROM INVESTMENT OPERATIONS                          2.40            (5.70)
---------------------------------------------------    ---------        ----------
Less distributions from:
  Net investment income                                   (  .26)           (  .28)
---------------------------------------------------    ---------        ----------
NET ASSET VALUE, END OF PERIOD                         $   11.68        $     9.54
---------------------------------------------------    ---------        ----------
Total Return (%)                                           26.03 (b)        (37.34)(b)
---------------------------------------------------    ---------        ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        50                40
---------------------------------------------------    ---------        ----------
Ratio of expenses before expense reductions and/or           .59               .58
---------------------------------------------------    ---------        ----------
  recoupments (%)
---------------------------------------------------
Ratio of expenses after expense reductions and/or            .57               .53
---------------------------------------------------    ---------        ----------
  recoupments (%)
---------------------------------------------------
Ratio of net investment income (loss) (%)                   1.85              1.82
---------------------------------------------------    ---------        ----------
Portfolio turnover rate (%)                                    8                 6
---------------------------------------------------    ---------        ----------

YEARS ENDED DECEMBER 31,                                  2007             2006           2005
--------------------------------------------------- ---------------- ---------------- -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   14.96        $   13.10      $  12.72
---------------------------------------------------    ---------        ---------      --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .23              .21           .17
---------------------------------------------------    ---------        ---------      --------
  Net realized and unrealized gain (loss)                    .52             1.78           .38
---------------------------------------------------    ---------        ---------      --------
  TOTAL FROM INVESTMENT OPERATIONS                           .75             1.99           .55
---------------------------------------------------    ---------        ---------      --------
Less distributions from:
  Net investment income                                   (  .19)          (  .13)       (  .17)
---------------------------------------------------    ---------        ---------      --------
NET ASSET VALUE, END OF PERIOD                         $   15.52        $   14.96      $  13.10
---------------------------------------------------    ---------        ---------      --------
Total Return (%)                                            5.03 (b)        15.24 (b)      4.42
---------------------------------------------------    ---------        ---------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        65               84            68
---------------------------------------------------    ---------        ---------      --------
Ratio of expenses before expense reductions and/or           .58              .53           .52
---------------------------------------------------    ---------        ---------      --------
  recoupments (%)
---------------------------------------------------
Ratio of expenses after expense reductions and/or            .55              .52           .52
---------------------------------------------------    ---------        ---------      --------
  recoupments (%)
---------------------------------------------------
Ratio of net investment income (loss) (%)                   1.46             1.48          1.37
---------------------------------------------------    ---------        ---------      --------
Portfolio turnover rate (%)                                    7(c)             9            15
---------------------------------------------------    ---------        ---------      --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

DWS EQUITY 500 INDEX VIP - CLASS B2

YEARS ENDED DECEMBER 31,                             2009         2008          2007          2006           2005(A)
------------------------------------------------  ----------  -----------  -------------  -----------  ------------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------          -              -               -
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.54     $  15.51      $ 14.96       $  13.09       $   12.94
------------------------------------------------   -------     --------      -------       --------       ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                      .17          .22          .21            .19             .05
------------------------------------------------   -------     --------      -------       --------       ---------
  Net realized and unrealized gain (loss)             2.21       (5.93)         .52           1.79             .10
------------------------------------------------   -------     --------      -------       --------       ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.38       (5.71)         .73           1.98             .15
------------------------------------------------   -------     --------      -------       --------       ---------
Less distributions from:
  Net investment income                             (  .25)      (  .26)      (  .18)        (  .11)              -
------------------------------------------------   -------     --------      -------       --------       ---------
NET ASSET VALUE, END OF PERIOD                     $ 11.67     $   9.54      $ 15.51       $  14.96       $   13.09
------------------------------------------------   -------     --------      -------       --------       ---------
Total Return (%)(c)                                  25.79       (37.36)        4.85          15.20            1.16 (**)
------------------------------------------------   -------     --------      -------       --------       ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------    -------       --------       ---------
Net assets, end of period ($ millions)                  21           19           48             57              59
------------------------------------------------   -------     --------      -------       --------       ---------
Ratio of expenses before expense reductions (%)        .74          .72          .72            .67             .66 (*)
-------------------------------------------------  -------     --------      -------       --------       ---------
Ratio of expenses after expense reductions (%)         .70          .63          .65            .63             .63 (*)
-------------------------------------------------  -------     --------      -------       --------       ---------
Ratio of net investment income (loss) (%)             1.72         1.72         1.36           1.37            1.34 (*)
-------------------------------------------------  -------     --------      -------       --------       ---------
Portfolio turnover rate (%)                              8            6            7(d)           9              15
-------------------------------------------------  -------     --------      -------       --------       ---------

(a)        For the period September 16, 2005 (commencement of operations) to
           December 31, 2005.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Annualized
**    Not annualized

                                       49
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS SMALL CAP INDEX VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009         2008          2007          2006         2005
------------------------------------------------  ----------  -----------  -------------  -----------  -----------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.62     $  14.70      $ 16.11       $  14.39     $  14.34
------------------------------------------------   -------     --------      -------       --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08          .15          .13            .10          .07
------------------------------------------------   -------     --------      -------       --------     --------
  Net realized and unrealized gain (loss)             1.93       (4.77)      (  .40)          2.34          .43
------------------------------------------------   -------     --------      -------       --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.01       (4.62)      (  .27)          2.44          .50
------------------------------------------------   -------     --------      -------       --------     --------
Less distributions from:
  Net investment income                              ( .14)      (  .17)      (  .10)        (  .06)      (  .06)
------------------------------------------------   -------     --------      -------       --------     --------
  Net realized gains                                 ( .60)      (1.29)      (1.04)        (  .66)      (  .39)
------------------------------------------------   -------     --------      -------       --------     --------
  TOTAL DISTRIBUTIONS                                ( .74)      (1.46)      (1.14)        (  .72)      (  .45)
------------------------------------------------   -------     --------      -------       --------     --------
NET ASSET VALUE, END OF PERIOD                     $  9.89     $   8.62      $ 14.70       $  16.11     $  14.39
------------------------------------------------   -------     --------      -------       --------     --------
Total Return (%)(b)                                  26.27       (34.33)      (2.16)         17.19         3.99
------------------------------------------------   -------     --------      -------       --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  45           42           73             68           45
------------------------------------------------   -------     --------      -------       --------     --------
Ratio of expenses before expense reductions (%)        .81          .79          .78            .72          .71
-------------------------------------------------  -------     --------      -------       --------     --------
Ratio of expenses after expense reductions (%)         .75          .72          .76            .70          .70
-------------------------------------------------  -------     --------      -------       --------     --------
Ratio of net investment income (loss) (%)              .93         1.26          .84            .68          .53
-------------------------------------------------  -------     --------      -------       --------     --------
Portfolio turnover rate (%)                             26           25           24(c)          42           26
-------------------------------------------------  -------     --------      -------       --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                                       50
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS GROWTH & INCOME VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.89%            4.11%        $ 10,411.00       $    90.83
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.89%            8.39%        $ 10,838.89       $    94.56
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.89%           12.84%        $ 11,284.37       $    98.45
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.89%           17.48%        $ 11,748.16       $   102.49
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.89%           22.31%        $ 12,231.01       $   106.71
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.89%           27.34%        $ 12,733.70       $   111.09
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.89%           32.57%        $ 13,257.06       $   115.66
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.89%           38.02%        $ 13,801.92       $   120.41
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.89%           43.69%        $ 14,369.18       $   125.36
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.89%           49.60%        $ 14,959.75       $   130.51
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,096.07
---                                                                             ----------

                                       51
PROSPECTUS May 1, 2010                                                Appendix

DWS CAPITAL GROWTH VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.85%            4.15%        $ 10,415.00       $    86.76
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.85%            8.47%        $ 10,847.22       $    90.36
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.85%           12.97%        $ 11,297.38       $    94.11
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.85%           17.66%        $ 11,766.22       $    98.02
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.85%           22.55%        $ 12,254.52       $   102.09
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.85%           27.63%        $ 12,763.08       $   106.32
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.85%           32.93%        $ 13,292.75       $   110.74
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.85%           38.44%        $ 13,844.40       $   115.33
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.85%           44.19%        $ 14,418.94       $   120.12
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.85%           50.17%        $ 15,017.33       $   125.10
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,048.95
---                                                                             ----------

DWS GLOBAL OPPORTUNITIES VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.42%            3.58%        $ 10,358.00      $   144.54
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.42%            7.29%        $ 10,728.82      $   149.72
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.42%           11.13%        $ 11,112.91      $   155.08
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.42%           15.11%        $ 11,510.75      $   160.63
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.42%           19.23%        $ 11,922.83      $   166.38
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.42%           23.50%        $ 12,349.67      $   172.33
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.42%           27.92%        $ 12,791.79      $   178.50
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.42%           32.50%        $ 13,249.74      $   184.89
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.42%           37.24%        $ 13,724.08      $   191.51
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.42%           42.15%        $ 14,215.40      $   198.37
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,701.95
---                                                                            ----------

                                       52
PROSPECTUS May 1, 2010                                                Appendix

DWS INTERNATIONAL VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.24%            3.76%        $ 10,376.00      $   126.33
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.24%            7.66%        $ 10,766.14      $   131.08
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.24%           11.71%        $ 11,170.94      $   136.01
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.24%           15.91%        $ 11,590.97      $   141.12
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.24%           20.27%        $ 12,026.79      $   146.43
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.24%           24.79%        $ 12,479.00      $   151.94
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.24%           29.48%        $ 12,948.21      $   157.65
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.24%           34.35%        $ 13,435.06      $   163.58
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.24%           39.40%        $ 13,940.22      $   169.73
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.24%           44.64%        $ 14,464.37      $   176.11
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,499.98
---                                                                            ----------

DWS HEALTH CARE VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.34%            3.66%        $ 10,366.00      $   136.45
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.34%            7.45%        $ 10,745.40      $   141.45
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.34%           11.39%        $ 11,138.68      $   146.62
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.34%           15.46%        $ 11,546.35      $   151.99
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.34%           19.69%        $ 11,968.95      $   157.55
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.34%           24.07%        $ 12,407.01      $   163.32
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.34%           28.61%        $ 12,861.11      $   169.30
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.34%           33.32%        $ 13,331.83      $   175.49
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.34%           38.20%        $ 13,819.77      $   181.92
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.34%           43.26%        $ 14,325.57      $   188.57
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,612.66
---                                                                            ----------

                                       53
PROSPECTUS May 1, 2010                                                Appendix

DWS EQUITY 500 INDEX VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

DWS EQUITY 500 INDEX VIP - CLASS B2

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.74%            4.26%        $ 10,426.00       $  75.58
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.74%            8.70%        $ 10,870.15       $  78.80
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.74%           13.33%        $ 11,333.22       $  82.15
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.74%           18.16%        $ 11,816.01       $  85.65
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.74%           23.19%        $ 12,319.37       $  89.30
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.74%           28.44%        $ 12,844.18       $  93.11
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.74%           33.91%        $ 13,391.34       $  97.07
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.74%           39.62%        $ 13,961.81       $ 101.21
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.74%           45.57%        $ 14,556.58       $ 105.52
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.74%           51.77%        $ 15,176.69       $ 110.01
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 918.40
---                                                                             --------

                                       54
PROSPECTUS May 1, 2010                                                Appendix

DWS SMALL CAP INDEX VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.81%            4.19%        $ 10,419.00       $    82.70
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.81%            8.56%        $ 10,855.56       $    86.16
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.81%           13.10%        $ 11,310.40       $    89.77
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.81%           17.84%        $ 11,784.31       $    93.53
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.81%           22.78%        $ 12,278.07       $    97.45
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.81%           27.93%        $ 12,792.52       $   101.54
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.81%           33.29%        $ 13,328.53       $   105.79
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.81%           38.87%        $ 13,887.00       $   110.22
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.81%           44.69%        $ 14,468.86       $   114.84
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.81%           50.75%        $ 15,075.11       $   119.65
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,001.65
---                                                                             ----------

ADDITIONAL INDEX INFORMATION

DWS GROWTH & INCOME VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

DWS CAPITAL GROWTH VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

DWS GLOBAL OPPORTUNITIES VIP

THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market
Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

DWS INTERNATIONAL VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the
21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

DWS HEALTH CARE VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P NORTH AMERICAN HEALTH CARE SECTOR INDEX (NAME CHANGED FROM S&P GOLDMAN
SACHS HEALTH CARE INDEX effective March 31, 2008) is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

DWS EQUITY 500 INDEX VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS SMALL CAP INDEX VIP

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell
3000 Index.

                                       55
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257
                  DWS Investments VIT Funds
                  811-07507

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(05/01/10) 1B-1

[GRAPHIC APPEARS HERE]

PROSPECTUS

MAY 1, 2010

DWS VARIABLE SERIES II
CLASS A

...............................................................................

DWS Alternative Asset Allocation Plus VIP

DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Diversified International Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Strategic Value VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

...............................................................................

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS ALTERNATIVE ASSET ALLOCATION
PLUS VIP

DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DIVERSIFIED INTERNATIONAL
EQUITY VIP

DWS DREMAN SMALL MID CAP VALUE
VIP

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY
SECURITIES VIP

DWS HIGH INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MID CAP GROWTH VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP

DWS STRATEGIC VALUE VIP

DWS TECHNOLOGY VIP

DWS TURNER MID CAP GROWTH VIP

FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUNDS

-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY,
ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                                A
                                                       ----------

Management fee                                             0.23
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                              None
------------------------------------------------------    -----
Other expenses (includes an administrative fee)            3.63
------------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses        1.23
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       5.09
------------------------------------------------------    -----
Less fee waiver/expense reimbursement                      3.65
------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      1.44
------------------------------------------------------    -----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that the fund's total annual operating expenses will not exceed 0.21% for Class A. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds)
fees and expenses (estimated at 1.23%).

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses
(including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $147      $1,200     $2,251     $4,871
---  ----      ------     ------     ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 155%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.
Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time.

MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

                                       3
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.

CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical

                                       4
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund.

CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.

THE FUND'S PERFORMANCE HISTORY

Since the fund commenced operations on February 2, 2009, performance information is not available for a full calendar year.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

RREEF America L.L.C.

SUB-SUBADVISOR

Deutsche Investments Australia Limited

                                       5
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

SUB-SUBADVISOR

RREEF Global Advisers Limited

SUB-SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       6
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS BALANCED VIP

INVESTMENT OBJECTIVE

The fund seeks high total return, a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                              A
                                                     ----------

Management fee                                           0.37
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.23
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.62
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $63          $199       $346       $774
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 207%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds.
The fund invests at least 25% of net assets in fixed-income senior securities.

MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style
(including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds).
Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.

Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

                                       7
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

                                       8
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -2.63       -6.09      -15.17     18.10      6.64      4.30      10.24      4.84    -27.33    23.43
  2000       2001       2002        2003       2004      2005      2006       2007    2008      2009

Best Quarter: 12.93%, Q2 2009      Worst Quarter: -15.19%, Q4 2008
Year-to-Date as of 3/31/10: 3.75%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                              CLASS           1          5         10
                          INCEPTION        YEAR      YEARS      YEARS
                        -----------  ----------  ---------  ---------

CLASS A                    4/6/82        23.43       1.57      0.55
----------------------     ------        -----       ----     -----
RUSSELL 1000 INDEX                       28.43       0.79      -0.49
----------------------     ------        -----       ----     ------
BARCLAYS CAPITAL U.S.
AGGREGATE INDEX                           5.93       4.97      6.33
----------------------     ------        -----       ----     ------
BLENDED INDEX                            22.32       2.84      2.41
----------------------     ------        -----       ----     ------

The Advisor believes the additional Barclays Capital U.S. Aggregate Index and the Blended Index reflect typical fund asset allocations and represent the fund's overall investment process.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%),
Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%),
Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI
EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI
Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%),
Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index
unhedged (5%) and BofA Merrill Lynch 3-Month US Treasury Bill Index (5%).

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Deutsche Asset Management International GmbH

                                       9
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2005.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       10
PROSPECTUS May 1, 2010                                        DWS Balanced VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS BLUE CHIP VIP

INVESTMENT OBJECTIVE

The fund seeks growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.20
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.75
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $77          $240       $417       $930
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 82%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the
US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

                                       11
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -7.84       -15.81      -22.11     27.25      16.04      10.06      15.65      3.50    -38.49    33.97
  2000       2001        2002        2003       2004       2005       2006       2007    2008      2009

Best Quarter: 18.16%, Q3 2009      Worst Quarter: -21.79%, Q4 2008
Year-to-Date as of 3/31/10: 5.27%

                                       12
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                            CLASS           1          5          10
                        INCEPTION        YEAR      YEARS       YEARS
                      -----------  ----------  ---------  ----------

CLASS A                  5/1/97        33.97       1.65       -0.32
--------------------     ------        -----       ----      ------
RUSSELL 1000 INDEX                     28.43       0.79       -0.49
--------------------  ------           -----       ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       13
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS CORE FIXED INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks high current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.09
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.59
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $60          $189       $329       $738
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 222%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments.

MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced
"top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.

Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.

In choosing securities, portfolio management:

o  assigns a relative value to each bond, based on creditworthiness, cash flow and price

o  determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o  uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds

                                       14
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

o  focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the

                                       15
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc.
served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   9.90     5.71      8.01      5.13      4.53      2.25       4.26      4.17      -19.33     7.72
  2000      2001      2002      2003      2004      2005      2006      2007       2008       2009

Best Quarter: 4.67%, Q3 2009       Worst Quarter: -12.83%, Q4 2008
Year-to-Date as of 3/31/10: 1.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                              CLASS          1           5         10
                          INCEPTION       YEAR       YEARS      YEARS
                        -----------  ---------  ----------  ---------

CLASS A                    5/1/96        7.72       -0.71       2.90
----------------------     ------        ----      ------       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX                     5.93       4.97        6.33
----------------------     ------        ----      ------       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       16
PROSPECTUS May 1, 2010                               DWS Core Fixed Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                              A
                                                     ----------

Management fee                                           0.65
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.29
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.96
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $98          $306       $531    $1,178
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 139%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index
(MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

The fund may also invest a portion of its assets (typically not more than 35%
of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe,
Asia and Africa.

MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

                                       17
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to May 1, 2001, the fund was named Kemper International Portfolio and operated with a different objective and investment strategy than the fund or
Scudder International Research Portfolio. Prior to May 1, 2002, the fund was named Scudder International Research Portfolio and operated with a different objective and investment strategy.

                                       18
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -20.49       -24.33      -13.48     29.83      18.25      14.51      25.26      16.71    -48.81    29.36
   2000       2001        2002        2003       2004       2005       2006       2007     2008      2009

Best Quarter: 20.59%, Q2 2009      Worst Quarter: -27.50%, Q3 2008
Year-to-Date as of 3/31/10: 1.48%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                   CLASS           1          5          10
               INCEPTION        YEAR      YEARS       YEARS
             -----------  ----------  ---------  ----------

CLASS A         1/6/92        29.36       2.13       -1.19
-----------     ------        -----       ----      ------
MSCI EAFE                     31.78       3.54       1.17
-----------     ------        -----       ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       19
PROSPECTUS May 1, 2010                DWS Diversified International Equity VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS DREMAN SMALL MID CAP VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.79
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $81          $252       $439       $978
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 72%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM)
Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios.
Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median

                                       20
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site

                                       21
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to January 18, 2002, the fund was named Scudder Small Cap Value
Portfolio, operated with a different investment strategy and a different advisor managed the fund. Performance would have been different if the fund's current policies and advisory agreement had been in effect. Prior to November
3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42     29.70
  2000      2001       2002        2003       2004       2005       2006        2007      2008       2009

Best Quarter: 21.84%, Q2 2003      Worst Quarter: -20.14%, Q4 2008
Year-to-Date as of 3/31/10: 7.37%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------

CLASS A                 5/1/96        29.70       4.18       9.08
-------------------     ------        -----       ----       ----
RUSSELL 2500 VALUE
INDEX                                 27.68       0.84       8.18
-------------------  ------           -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Dreman Value Management, L.L.C.

PORTFOLIO MANAGER(S)

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value
Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in
2002.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of
Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio
Manager of the fund. Joined the fund in 2006.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       22
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GLOBAL THEMATIC VIP

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                              A
                                                     ----------

Management fee                                           0.92
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.46
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.39
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $142         $440       $761    $1,669
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 190%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

MANAGEMENT PROCESS.

In choosing securities, portfolio management uses a combination of three analytical disciplines:

o  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o  GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o  ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

                                       23
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -3.36       -15.48      -15.77     29.13      14.76      22.94      30.14      6.29       -47.75     43.82
  2000       2001        2002        2003       2004       2005       2006        2007      2008       2009

                                       24
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Best Quarter: 26.58%, Q2 2009      Worst Quarter: -24.65%, Q4 2008
Year-to-Date as of 3/31/10: 3.28%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1          5         10
                      INCEPTION        YEAR      YEARS      YEARS
                    -----------  ----------  ---------  ---------

CLASS A                5/5/98        43.82       5.03      2.68
------------------     ------        -----       ----     -----
MSCI WORLD INDEX                     29.99       2.01      -0.24
------------------     ------        -----       ----     ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       25
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GOVERNMENT & AGENCY SECURITIES VIP

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.45
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.58
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $59          $186       $324       $726
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 390%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i)
direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government
National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US
Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

                                       26
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       27
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  10.93      7.48      8.05      2.26      3.75      2.57       4.16     5.95    4.93    8.08
  2000       2001      2002      2003      2004      2005      2006      2007    2008    2009

Best Quarter: 4.13%, Q3 2001       Worst Quarter: -0.98%, Q2 2004
Year-to-Date as of 3/31/10: 1.56%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                              CLASS          1          5         10
                          INCEPTION       YEAR      YEARS      YEARS
                        -----------  ---------  ---------  ---------

CLASS A                    9/3/87        8.08       5.12       5.78
----------------------     ------        ----       ----       ----
BARCLAYS CAPITAL GNMA
INDEX                                    5.37       5.59       6.30
----------------------     ------        ----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       28
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS HIGH INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.67
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $68          $214       $373       $835
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 66%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50%
of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o  analyzes economic conditions for improving or undervalued sectors and industries;

                                       29
PROSPECTUS May 1, 2010                                     DWS High Income VIP

o  uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o  seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future

                                       30
PROSPECTUS May 1, 2010                                     DWS High Income VIP

results. All performance figures below assume that dividends were reinvested.
For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -8.68      2.63       -0.30     24.62      12.42      3.89      10.47      0.96    -23.94    39.99
  2000       2001      2002       2003       2004       2005      2006       2007    2008      2009

Best Quarter: 14.85%, Q2 2009      Worst Quarter: -16.35%, Q4 2008
Year-to-Date as of 3/31/10: 4.27%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------

CLASS A                       4/6/82        39.99       4.29       4.91
-------------------------     ------        -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX                                       54.22       5.99       7.07
-------------------------     ------        -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       31
PROSPECTUS May 1, 2010                                     DWS High Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS LARGE CAP VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.11
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.76
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $78          $243       $422       $942
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 76%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.

The fund may invest up to 20% of total assets in foreign securities.

MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer

                                       32
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

better opportunities or in the course of adjusting its emphasis on a given industry.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       33
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  16.13      1.87       -14.98     32.60      10.07      1.97      15.41      13.15       -36.40     25.37
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009

Best Quarter: 18.86%, Q2 2003      Worst Quarter: -22.50%, Q4 2008
Year-to-Date as of 3/31/10: 3.87%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------

CLASS A                 5/1/96        25.37      1.21        4.54
-------------------     ------        -----     -----        ----
RUSSELL 1000 VALUE
INDEX                                 19.69      -0.25       2.47
-------------------     ------        -----     ------       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Deutsche Asset Management International GmbH

PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2007.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       34
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS MID CAP GROWTH VIP

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.50
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.17
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $119         $372       $644    $1,420
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 89%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.
The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.

MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their

                                       35
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP

niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the

                                       36
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP

separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth
Portfolio and operated with a different objective and investment strategy.
Performance may have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -4.96       -21.76      -30.66     33.99      4.02      15.04      10.95      8.36       -50.04     43.09
  2000       2001        2002        2003       2004      2005       2006        2007      2008       2009

Best Quarter: 23.43%, Q4 2001      Worst Quarter: -32.47%, Q4 2008
Year-to-Date as of 3/31/10: 5.86%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                              CLASS           1           5          10
                          INCEPTION        YEAR       YEARS       YEARS
                        -----------  ----------  ----------  ----------

CLASS A                    5/3/99        43.09       -0.22       -3.36
----------------------     ------        -----      ------      ------
RUSSELL MIDCAP GROWTH
INDEX                                    46.29       2.40        -0.52
----------------------     ------        -----      ------      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2008.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       37
PROSPECTUS May 1, 2010                                  DWS Mid Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS MONEY MARKET VIP

INVESTMENT OBJECTIVE

The fund seeks maximum current income to the extent consistent with stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.29
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.14
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.43
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $44          $138       $241       $542
---  ---          ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the
Investment Company Act of 1940, as amended. Fund securities are denominated in
US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.

Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.

The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.

MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy.
Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

                                       38
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.

CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.

REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   6.10     3.75      1.35      0.72      0.91      2.80       4.65     5.00    2.64    0.34
  2000      2001      2002      2003      2004      2005      2006      2007    2008    2009

Best Quarter: 1.56%, Q3 2000       Worst Quarter: 0.01%, Q3 2009
Year-to-Date as of 3/31/10: 0.00%

                                       39
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                 CLASS          1          5         10
             INCEPTION       YEAR      YEARS      YEARS
           -----------  ---------  ---------  ---------

CLASS A       4/6/82        0.34       3.07       2.81
---------     ------        ----       ----       ----

7-day yield as of December 31, 2009: 0.01%

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       40
PROSPECTUS May 1, 2010                                    DWS Money Market VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS SMALL CAP GROWTH VIP

INVESTMENT OBJECTIVE

The portfolio seeks maximum appreciation of investors' capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.77
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $79          $246       $428       $954
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 93%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000
(Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from

                                       41
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP

internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone

                                       42
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP

number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -10.71       -28.91      -33.36     32.94      11.02      7.07       5.27     6.20    -49.50    40.60
   2000       2001        2002        2003       2004       2005      2006      2007    2008      2009

Best Quarter: 25.41%, Q2 2009      Worst Quarter: -32.48%, Q4 2008
Year-to-Date as of 3/31/10: 6.45%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                            CLASS           1           5          10
                        INCEPTION        YEAR       YEARS       YEARS
                      -----------  ----------  ----------  ----------

CLASS A                  5/2/94        40.60       -3.20       -6.14
--------------------     ------        -----      ------      ------
RUSSELL 2000 GROWTH
INDEX                                  34.47       0.87        -1.37
--------------------     ------        -----      ------      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2008.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       43
PROSPECTUS May 1, 2010                                DWS Small Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS STRATEGIC INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks a high current return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.31
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.86
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $88          $274       $477    $1,061
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 370%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.

MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.

Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The
iGAP strategy uses derivatives (contracts whose value is based on, for example, indices,

                                       44
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the
iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

                                       45
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to May 1, 2000, the fund was named Kemper Global Income Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies were in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   2.57     5.23      11.30      7.85      8.60      2.38       8.98     5.43       -7.75     22.73
  2000      2001      2002       2003      2004      2005      2006       2007     2008       2009

Best Quarter: 9.43%, Q2 2009       Worst Quarter: -5.06%, Q3 2008
Year-to-Date as of 3/31/10: 3.88%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                            CLASS           1          5         10
                        INCEPTION        YEAR      YEARS      YEARS
                      -----------  ----------  ---------  ---------

CLASS A                  5/1/97        22.73       5.90       6.48
--------------------     ------        -----       ----       ----
BARCLAYS CAPITAL US
GOVERNMENT/CREDIT
INDEX                                   4.52       4.71       6.34
--------------------     ------        -----       ----       ----
BLENDED INDEX                          23.66       5.86       7.28
--------------------     ------        -----       ----       ----

The Advisor believes the additional Blended Index reflects typical fund asset allocations and represents the fund's overall investment process.

The BLENDED INDEX consists of the Credit Suisse High Yield Index (35%),
Barclays Capital US Government/Credit Index (35%), J.P. Morgan Emerging Markets
Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%).

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2007.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       46
PROSPECTUS May 1, 2010                                DWS Strategic Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS STRATEGIC VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.13
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.80
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $82          $255       $444       $990
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 91%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities
(mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P
500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.

The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.

Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

                                       47
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       48
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  30.52      1.69       -18.03     32.04      13.95      7.92      18.74       -1.86      -45.98     25.30
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009

Best Quarter: 20.80%, Q2 2003      Worst Quarter: -23.05%, Q4 2008
Year-to-Date as of 3/31/10: 5.98%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1           5         10
                      INCEPTION        YEAR       YEARS      YEARS
                    -----------  ----------  ----------  ---------

CLASS A                5/4/98        25.30       -3.17      3.37
------------------     ------        -----      ------     -----
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42       -0.95
------------------  ------           -----      ------     ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       49
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS TECHNOLOGY VIP

INVESTMENT OBJECTIVE

The fund seeks growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.84
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $86          $268       $466    $1,037
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 45%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's
80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.

While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       50
PROSPECTUS May 1, 2010                                      DWS Technology VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.

In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly

                                       51
PROSPECTUS May 1, 2010                                      DWS Technology VIP

and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -21.57       -32.39      -35.52     46.94      1.92      3.74       0.75     14.30    -46.22    60.42
   2000       2001        2002        2003       2004      2005      2006      2007     2008      2009

Best Quarter: 28.57%, Q4 2001      Worst Quarter: -33.64%, Q3 2001
Year-to-Date as of 3/31/10: 2.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                      CLASS           1          5          10
                                  INCEPTION        YEAR      YEARS       YEARS
                                -----------  ----------  ---------  ----------

CLASS A                            5/3/99        60.42       0.61       -6.21
------------------------------     ------        -----       ----      ------
RUSSELL 1000 (Reg. TM) GROWTH
INDEX                                            37.21       1.63       -3.99
------------------------------     ------        -----       ----      ------
S&P NORTH AMERICAN
TECHNOLOGY SECTOR
INDEX                                            63.19       3.75       -6.59
------------------------------     ------        -----       ----      ------

The Advisor believes the additional S&P North American Technology Sector Index represents the fund's overall investment process.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       52
PROSPECTUS May 1, 2010                                      DWS Technology VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS TURNER MID CAP GROWTH VIP

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                          A
                                                 ----------

Management fee                                       0.72
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.17
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.89
------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $91          $284       $493    $1,096
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 86%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector weightings that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5%
in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index.

MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the
Index.

                                       53
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future

                                       54
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

results. All performance figures below assume that dividends were reinvested.
For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -32.20      48.49      11.04      11.76       6.52     25.75    -49.49    50.00
  2002        2003       2004       2005       2006      2007     2008      2009

Best Quarter: 23.83%, Q3 2009      Worst Quarter: -29.53%, Q4 2008
Year-to-Date as of 3/31/10: 7.38%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                                   1          5       SINCE
                         CLASS INCEPTION        YEAR      YEARS   INCEPTION
                       -----------------  ----------  ---------  ----------

CLASS A                         5/1/01        50.00       2.55       1.30
----------------------          ------        -----       ----       ----
RUSSELL MIDCAP GROWTH
INDEX                                         46.29       2.40       2.42
----------------------          ------        -----       ----       ----

Index comparison began on 4/30/01.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead
Manager of the fund. Joined the fund in 2001.

TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio
Manager of the fund. Joined the fund in 2006.

JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and
Portfolio Manager of the fund. Joined the fund in 2006.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       55
PROSPECTUS May 1, 2010                           DWS Turner Mid Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Alternative Asset Allocation Plus VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.
Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire fund may be invested in other DWS funds or directly in other investments. The fund may also be invested in some combination thereof. To the extent the fund directly invests in other investments rather than DWS funds, the allocated portions of the fund will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.

MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category, including the following DWS funds or directly in such securities and derivative instruments in which the DWS fund can invest:

o  DWS Enhanced Commodity Strategy Fund. The fund's investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.

o  DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o  DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e.,
   the World Bank), the International Finance Corporation or the United
   Nations or its authorities.

o  DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half

                                       56
PROSPECTUS May 1, 2010                                            Fund Details

   of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and
   Development (i.e., the World Bank), the International Finance Corporation
   or the United Nations or its authorities.

o  DWS Floating Rate Plus Fund. The fund seeks to provide high current income.
   The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment
   ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the iGAP strategy.

o  DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

o  DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o  DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50%
   of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.

o  DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.

While the fund and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the fund as part of the iGAP strategy or to gain exposure to hedge funds, generally will be used to seek return and not for hedging purposes. Certain DWS funds in which the fund invests may also use the
iGAP strategy.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

                                       57
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.
The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.

                                       58
PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior
Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and
"Tax status risk" sections for additional information.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

                                       59
PROSPECTUS May 1, 2010                                            Fund Details

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund. The fund also incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the fund will be required to treat the fund (or if an underlying fund fails to qualify as a RIC, the fund's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

--------------------------------------------------------------------------------
 DWS Balanced VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests approximately 60% of net assets in common stocks and other equity securities and approximately 40% of net assets in fixed-income securities, including non-investment grade high yield bonds.
The fund invests at least 25% of net assets in fixed-income senior securities.

MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories, such as US and foreign equity of any size and style
(including

                                       60
PROSPECTUS May 1, 2010                                            Fund Details

emerging market equity), and US and foreign fixed income of any credit quality
(including emerging market bonds and inflation indexed bonds). Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy.

Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

ASSET ALLOCATION RISK. Portfolio management may favor an asset category that underperforms relative to other asset categories. Changing allocations among asset categories may increase portfolio turnover and transaction costs. Because the different teams that manage portions of fund assets work independently, more than one team may simultaneously place orders to buy or sell the same security, which may cause the fund to pay a higher price (if buying) or receive a lower price (if selling) than it otherwise might. If one team buys a security while another is selling the same security, the net result to the fund would be additional transaction costs with little or no change in exposure to the security.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or

                                       61
PROSPECTUS May 1, 2010                                            Fund Details

social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US.
Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

                                       62
PROSPECTUS May 1, 2010                                            Fund Details

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

--------------------------------------------------------------------------------
 DWS Blue Chip VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the
US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes.

                                       63
PROSPECTUS May 1, 2010                                            Fund Details

Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Core Fixed Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include debt securities of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments. The fund may hold up to 20% of total assets in cash or money market instruments, either to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objective are not readily available for purchase.

MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced
"top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.

Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.

In choosing securities, portfolio management:

o  assigns a relative value to each bond, based on creditworthiness, cash flow and price

o  determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o  uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds

o  focuses on identifying individual bonds that may add above-market value, with sector weightings a secondary consideration
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to

                                       64
PROSPECTUS May 1, 2010                                            Fund Details

support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS Diversified International Equity VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index
(MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in

                                       65
PROSPECTUS May 1, 2010                                            Fund Details

cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

The fund may also invest a portion of its assets (typically not more than 35%
of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe,
Asia and Africa.

MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                       66
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

--------------------------------------------------------------------------------
 DWS Dreman Small Mid Cap Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM)
Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.

MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios.
Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

                                       67
PROSPECTUS May 1, 2010                                            Fund Details

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

                                       68
PROSPECTUS May 1, 2010                                            Fund Details

--------------------------------------------------------------------------------
 DWS Global Thematic VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

MANAGEMENT PROCESS.

In choosing securities, portfolio management uses a combination of three analytical disciplines:

o  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o  GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o  ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 5% of total assets in junk bonds.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even

                                       69
PROSPECTUS May 1, 2010                                            Fund Details

normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Government & Agency Securities VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i)
direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government
National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US
Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose

                                       70
PROSPECTUS May 1, 2010                                            Fund Details

the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS High Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50%
of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o  analyzes economic conditions for improving or undervalued sectors and industries;

o  uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

                                       71
PROSPECTUS May 1, 2010                                            Fund Details

o  seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even

                                       72
PROSPECTUS May 1, 2010                                            Fund Details

normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS Large Cap Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.

The fund may invest up to 20% of total assets in foreign securities.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by

                                       73
PROSPECTUS May 1, 2010                                            Fund Details

a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Mid Cap Growth VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.
The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.

MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

                                       74
PROSPECTUS May 1, 2010                                            Fund Details

Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase

                                       75
PROSPECTUS May 1, 2010                                            Fund Details

the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Money Market VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the
Investment Company Act of 1940, as amended. Fund securities are denominated in
US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.

Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.

The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o  Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o  US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o  Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o  Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.

MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.

The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

o  have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that
   NRSRO is the only NRSRO that rates such obligations;

o  are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o  have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy.
Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

                                       76
PROSPECTUS May 1, 2010                                            Fund Details

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.

CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.

REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance. In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.

FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

--------------------------------------------------------------------------------
 DWS Small Cap Growth VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000
(Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The fund may invest in initial public offerings. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

                                       77
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

                                       78
PROSPECTUS May 1, 2010                                            Fund Details

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Strategic Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.

MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.

Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond and currency markets. The
iGAP strategy uses derivatives (contracts whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities and bonds and over-the-counter forward currency contracts.

The fund may invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of DWS Floating Rate Plus Fund, which invests primarily in adjustable rate loans that have a senior right to payment and also uses the
iGAP strategy.

--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the
iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to

                                       79
PROSPECTUS May 1, 2010                                            Fund Details

meet shareholder redemptions or other needs. In particular, the fund may use interest rate and total rate of return swaps, currency options, forward currency contracts and credit default swaps.
SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for

                                       80
PROSPECTUS May 1, 2010                                            Fund Details

investments that typically trade only among a limited number of large investors
(such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Strategic Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities
(mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P
500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.

The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by

                                       81
PROSPECTUS May 1, 2010                                            Fund Details

a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Technology VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's
80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.

While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:

                                       82
PROSPECTUS May 1, 2010                                            Fund Details

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.

In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

CONCENTRATION RISK - TECHNOLOGY COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance. In particular, technology companies are vulnerable to market saturation and rapid product obsolescence. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

                                       83
PROSPECTUS May 1, 2010                                            Fund Details

NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

--------------------------------------------------------------------------------
 DWS Turner Mid Cap Growth VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Fund exposure is generally limited to 5%
in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The fund's investments in common stocks may include initial public offerings.

MANAGEMENT PROCESS. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the
Index.

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PROSPECTUS May 1, 2010                                            Fund Details

In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes.

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PROSPECTUS May 1, 2010                                            Fund Details

Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS
   Diversified International Equity VIP, DWS Dreman Small Mid Cap Value VIP,
   DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Large
   Cap Value VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP, DWS
   Strategic Value VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP
   will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o  The following is applicable to all funds except DWS Money Market VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to
   100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2)
   other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4)
   bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
   However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o  Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o  Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a fund will achieve its investment objective.

A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund

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PROSPECTUS May 1, 2010                                            Fund Details

and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current.
Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, a subadvisor or a sub-subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

For DWS Alternative Asset Allocation Plus VIP, the Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds.
The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the management rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

FUND NAME                                   FEE PAID
------------------------------  --------------------

DWS Alternative Asset Alloca-
tion Plus VIP                     0.00%(*, **)
------------------------------  --------------
DWS Balanced VIP                  0.37%
------------------------------  ------
DWS Blue Chip VIP                 0.55%
------------------------------  ------
DWS Core Fixed Income VIP         0.50%
------------------------------  ------
DWS Diversified International
Equity VIP                        0.65%
------------------------------  ------
DWS Dreman Small Mid Cap
Value VIP                         0.65%
------------------------------  ------
DWS Global Thematic VIP           0.57%(**)
------------------------------  -------
DWS Government & Agency
Securities VIP                    0.45%
------------------------------  ------
DWS High Income VIP               0.50%
------------------------------  ------
DWS Large Cap Value VIP           0.65%
------------------------------  ------
DWS Mid Cap Growth VIP            0.42%(**)
------------------------------  ------
DWS Money Market VIP             0.285%
------------------------------  ------
DWS Small Cap Growth VIP          0.55%
------------------------------  ------
DWS Strategic Income VIP          0.49%(**)
------------------------------  ------
DWS Strategic Value VIP           0.62%(**)
------------------------------  ------
DWS Technology VIP               0.665%
------------------------------  ------
DWS Turner Mid Cap Growth
VIP                              0.715%
------------------------------  ------

*     Management fee has two components: (i) a fee on assets invested in other
      DWS funds; and (ii) a fee on assets not invested in other DWS funds
      ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the fund in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other
      Assets. If the fund's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense
      are expected to decrease. The Advisor will waive 0.15% of the management fee until the fund reaches $50 million in assets and the iGAP strategy is implemented.
**    Reflects the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Thematic VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Large Cap Value VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.88% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

                                       87
PROSPECTUS May 1, 2010                                            Fund Details

For DWS Mid Cap Growth VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.09% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Money Market VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.51% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Strategic Income VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.87% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Turner Mid Cap Growth VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.01% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31
(see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between each fund and the
Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.

FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP, DWS BALANCED VIP, DWS BLUE CHIP
VIP, DWS DIVERSIFIED INTERNATIONAL EQUITY VIP AND DWS STRATEGIC INCOME VIP
ONLY.

On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Alternative Asset Allocation Plus VIP,
DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP
and DWS Strategic Income VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS
Investors"). In order for DWS Alternative Asset Allocation Plus VIP, DWS
Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and
DWS Strategic Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the
Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The
Sub-Advisory Agreement is subject to Board approval. If the Board approves the
Sub-Advisory Agreement, it is expected that QS Investors will become the
Subadvisor for DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS
Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic
Income VIP.

QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS
Investors manages assets across multiple strategies, including: Global Tactical
Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE),
International and Global Equity (Diversification Based Investing/DBI) and
Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Alternative Asset
Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified
International Equity VIP and DWS Strategic Income VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS
Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS
Diversified International Equity VIP and DWS Strategic Income VIP.

FOR DWS GLOBAL THEMATIC VIP ONLY.

On January 26, 2010, the Advisor also announced its intention to transition members of the portfolio management team for DWS Global Thematic VIP, who are part of its Global Equity Team, out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as
Global Thematic Partners Holdings, LLC ("Global Thematic Partners"). In order for DWS Global Thematic VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the
Advisor and the newly created investment advisory firm (the "Sub-Advisory
Agreement"). The Sub-Advisory Agreement is subject to Board approval. If the
Board approves the Sub-Advisory Agreement, it is expected that Global Thematic
Partners will become the Subadvisor for DWS Global Thematic VIP.

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, is an
investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, Global Thematic
Partners would make investment decisions, buy and sell

                                       88
PROSPECTUS May 1, 2010                                            Fund Details

securities for DWS Global Thematic VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate Global Thematic
Partners out of the management fee it receives from DWS Global Thematic VIP.

SUBADVISOR AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an
indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Deutsche Investments Australia Limited ("DIAL"), is located at Level 16,
Deutsche Bank Place, Corner of Hunter and Phillip Streets, Sydney NSW 2000,
Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG.
DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great
Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at
48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong
Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.

The subadvisor and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate and global infrastructure (as described below). The subadvisor and each sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to the subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-
subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.

RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-
subadvisory services related to Australian securities.

SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP

The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to DWS Large Cap Value VIP and to a portion of DWS Balanced VIP's large cap value allocation. DeAMi is an investment advisor registered with the
Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value
Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO
81611. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the
Advisor, including making each fund's investment decisions and buying and selling securities for each fund. DIMA compensates DVM for its services.

SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn,
Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of
December 31, 2009, Turner Investment Partners, Inc. had approximately $17.7 billion in assets under management. DIMA pays a fee to Turner Investment
Partners, Inc. for acting as subadvisor.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, each fund

                                       89
PROSPECTUS May 1, 2010                                            Fund Details

will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o  MS, Moscow State University; MBA, University of Chicago - Graduate School of
   Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
   FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
   Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

DWS BALANCED VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2005.

o  Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o  MS, Moscow State University; MBA, University of Chicago - Graduate School of
   Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2007.

o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
   FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
   Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

DWS BLUE CHIP VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

DWS CORE FIXED INCOME VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2007 after 14 years of experience at
   INVESCO where he was most recently director of US Fixed Income.

                                       90
PROSPECTUS May 1, 2010                                            Fund Details

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior
   to that he was head of financial institution investment research at Duff &
   Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross
   Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured
   Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for
   INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
   (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o  BA from Transylvania University; MBA from Owen Graduate School of
   Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in March 2007 after 13 years of experience,
   11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

DWS DREMAN SMALL MID CAP VALUE VIP

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value
Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in
2002.

o  Began investment career in 1957.

                                       91
PROSPECTUS May 1, 2010                                            Fund Details

o  Founder, Dreman Value Management, L.L.C.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of
Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997.

o  Over 20 years of investment industry experience.

o  MS, Texas Tech University.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio
Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management
   since 2002.

o  Over 14 years of investment industry experience.

o  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS GLOBAL THEMATIC VIP

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o  Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for
   International Equity Fund, after two years of experience at Merrill Lynch,
   Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging
   Markets Securities Price Behavior and Valuation; Kluwers Academic
   Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

o  Head of Global Thematic Equity; Co-Head of Global Agribusiness; Lead
   Portfolio Manager Global Thematic Strategy: New York.

o  BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The
   Fletcher School, administered jointly by Harvard University and Tufts
   University.

DWS GOVERNMENT & AGENCY SECURITIES VIP

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

o  Portfolio Manager for Retail Fixed Income: New York.

o  Joined Deutsche Asset Management in 2005.

o  BSBA, Georgetown University.

DWS HIGH INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 1996. Served as the head of the High
   Yield group in Europe and as an Emerging Markets portfolio manager.

o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o  BS, United States Military Academy (West Point); MBA, New York University,
   Stern School of Business.

DWS LARGE CAP VALUE VIP

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2007.

o  Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o  Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.

o  Master's degree in Economics ("Diplom-Volkswirt") from the University of
   Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2006 after 3 years as Executive
   Assistant to the Management Board of Deutsche Bank. Previously, Research
   Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT
   Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o  PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management
   from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA,
   Cologne.

DWS MID CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 2001.

o  Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

                                       92
PROSPECTUS May 1, 2010                                            Fund Details

o  Associate manager, structured debt and equity group at Prudential Capital
   Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o  Equity analyst in the health care sector at Prudential Equity Management
   Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.

o  Over 20 years of investment industry experience in US portfolio strategy,
   Latin America market strategy and US equity research at JP Morgan
   Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.

DWS MONEY MARKET VIP

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

DWS SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 2001.

o  Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o  Associate manager, structured debt and equity group at Prudential Capital
   Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o  Equity analyst in the health care sector at Prudential Equity Management
   Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2008.

o  Joined Deutsche Asset Management in 1999.

o  Research analyst for US Micro, Small and Mid Cap Equity: New York.

o  Over 20 years of investment industry experience in US portfolio strategy,
   Latin America market strategy and US equity research at JP Morgan
   Securities, UBS Securities and Goldman Sachs & Co.

o  BA, Columbia University; MBA, Stern School of Business, New York University.

DWS STRATEGIC INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 1996. Served as the head of the High
   Yield group in Europe and as an Emerging Markets portfolio manager.

o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o  BS, United States Military Academy (West Point); MBA, New York University,
   Stern School of Business.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2007.

o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
   FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
   Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

DWS STRATEGIC VALUE VIP

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o  Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.

o  Master's degree in Economics ("Diplom-Volkswirt") from the University of
   Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

                                       93
PROSPECTUS May 1, 2010                                            Fund Details

o  Joined Deutsche Asset Management in 2006 after 3 years as Executive
   Assistant to the Management Board of Deutsche Bank. Previously, Research
   Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT
   Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o  PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management
   from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA,
   Cologne.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

DWS TECHNOLOGY VIP

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management and the Technology team in July 2000 after
   10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North
   America.

o  Senior fund manager covering technology and internet stocks: Frankfurt.

o  MS in Engineering from University of Michigan; MS in Engineering from Ecole
   Centrale Paris; MBA with finance concentration from University of Michigan
   Business School.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management,
   Nollenberger Capital Partners and Fulcrum Global Partners.

o  Global Equity analyst for Technology Fund: New York.

o  BS in Computer Science from University of California, Los Angeles (UCLA);
   MBA with Finance concentration from Anderson School of Management, UCLA.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.

o  Head of Technology Sector Team; senior fund manager: Frankfurt.

o  Master of Social Science in Money, Banking and Finance, University of
   Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.

DWS TURNER MID CAP GROWTH VIP

CHRISTOPHER K. MCHUGH. Principal at Turner Investment Partners, Inc. and Lead
Manager of the fund. Joined the fund in 2001.

o  Joined Turner Investment Partners, Inc. in 1990.

o  Began investment career in 1986.

TARA HEDLUND, CFA. Principal at Turner Investment Partners, Inc. and Portfolio
Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2000.

o  Serves as a security analyst covering the technology and telecommunications sectors.

o  Over 15 years of investment industry experience.

JASON SCHROTBERGER, CFA. Principal at Turner Investment Partners, Inc. and
Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Turner Investment Partners, Inc. in 2001.

o  Serves as a security analyst covering the consumer sector.

o  Over 16 years of investment industry experience.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       94
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each fund. Each fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)")
issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying,"
"purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.

Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies.
For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.

Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.
Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a fund might request additional information
(for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.

Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s)
will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that fund has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money
Market VIP receives investable funds.

Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

                                       95
PROSPECTUS May 1, 2010                                  Investing in the Funds

BUYING AND SELLING SHARES

Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open.
Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o  After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o  Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o  Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o  Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
   (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o  Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.

o  Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o  Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o  A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund
(e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of

                                       96
PROSPECTUS May 1, 2010                                  Investing in the Funds

short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its
Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each fund's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.

                                       97
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial
Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund.
Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each fund uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

                                       98
PROSPECTUS May 1, 2010                                  Investing in the Funds

FOR THE UNDERLYING FUNDS IN WHICH A FUND INVESTS, WE USE THE NAV OF THE
UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING
INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS,
WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock
Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.

DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.

All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

TAXES

Each fund intends to qualify each year as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of
"investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments.
Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                                       99
PROSPECTUS May 1, 2010                                  Investing in the Funds

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

                                      100
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS A

YEAR ENDED DECEMBER 31,                                2009(A)
---------------------------------------------------  -----------

SELECTED PER SHARE DATA
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00
---------------------------------------------------    -------
Income (loss) from investment operations:
  Net investment income (loss)(b)                          .57
---------------------------------------------------    -------
  Net realized and unrealized gain (loss)                 2.06
---------------------------------------------------    -------
  TOTAL FROM INVESTMENT OPERATIONS                        2.63
---------------------------------------------------    -------
NET ASSET VALUE, END OF PERIOD                         $ 12.63
---------------------------------------------------    -------
Total Return (%)(c,d)                                    26.30**
---------------------------------------------------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------
Net assets, end of period ($ millions)                       1
---------------------------------------------------    -------
Ratio of expenses before expense reductions (%)(e)       11.67*
----------------------------------------------------   -------
Ratio of expenses after expense reductions (%)(e)          .21*
----------------------------------------------------   -------
Ratio of net investment income (%)                        5.39*
----------------------------------------------------   -------
Portfolio turnover rate (%)                                155**
----------------------------------------------------   -------

(a)        For the period from February 2, 2009 (commencement of operations of
           Class A shares) to December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e)        The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying
           Funds and non-affiliated funds in which the Portfolio is invested.
           This ratio does not include these indirect fees and expenses.
*          Annualized
**         Not annualized

                                      101
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS BALANCED VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009           2008
------------------------------------------------ ----------- -----------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  17.35      $    24.81
------------------------------------------------  --------      ----------
Income (loss) from investment operations:
  Net investment income(a)                             .44             .61
------------------------------------------------  --------      ----------
  Net realized and unrealized gain (loss)             3.43          (7.20)
------------------------------------------------  --------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                    3.87          (6.59)
------------------------------------------------  --------      ----------
Less distributions from:
  Net investment income                             (  .70)         (  .87)
------------------------------------------------  --------      ----------
NET ASSET VALUE, END OF PERIOD                    $  20.52      $    17.35
------------------------------------------------  --------      ----------
Total Return (%)                                     23.43          (27.33)(b)
------------------------------------------------  --------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 319             307
------------------------------------------------  --------      ----------
Ratio of expenses before expense reductions (%)        .60             .64
------------------------------------------------  --------      ----------
Ratio of expenses after expense reductions (%)         .60             .62
------------------------------------------------  --------      ----------
Ratio of net investment income (%)                    2.40            2.83
------------------------------------------------  --------      ----------
Portfolio turnover rate (%)                            207             263
------------------------------------------------  --------      ----------

YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                $   24.46         $    22.75          $   22.37
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income(a)                                .74                .69 (c)            .59
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .42               1.60                .34
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                       1.16               2.29                .93
-------------------------------------------------   ---------         ----------          ---------
Less distributions from:
  Net investment income                                (  .81)            (  .58)            (  .55)
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   24.81         $    24.46          $   22.75
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         4.84 (b)          10.24 (b,c)         4.30 (b)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    528                600                653
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .52                .55                .55
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .51                .51                .53
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (%)                       3.00               2.99 (c)           2.66
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                               199                108                122
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

DWS BLUE CHIP VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009            2008            2007           2006            2005
------------------------------------------------  ----------  -----------------  -----------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.25       $   14.65        $  16.17       $  14.88        $  13.65
------------------------------------------------   -------       ---------        --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12             .12             .17            .17 (c)         .14
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized and unrealized gain (loss)             2.27          (4.97)            .36           2.07            1.22
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.39          (4.85)            .53           2.24            1.36
------------------------------------------------   -------       ---------        --------       --------        --------
Less distributions from:
  Net investment income                              ( .15)         (  .21)         (  .18)        (  .14)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized gains                                     -          (2.34)         (1.87)        (  .81)              -
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .15)         (2.55)         (2.05)        (  .95)         (  .13)
------------------------------------------------   -------       ---------        --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  9.49       $    7.25        $  14.65       $  16.17        $  14.88
------------------------------------------------   -------       ---------        --------       --------        --------
Total Return (%)                                     33.97          (38.49)(b)        3.50          15.65 (c)       10.06
------------------------------------------------   -------       ---------        --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 111             106             242            314             294
------------------------------------------------   -------       ---------        --------       --------        --------
Ratio of expenses before expense reductions (%)        .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of expenses after expense reductions (%)         .75             .76             .71            .71             .70
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of net investment income (%)                    1.54            1.12            1.13           1.12 (c)        1.00
-------------------------------------------------  -------       ---------        --------       --------        --------
Portfolio turnover rate (%)                             82             127             275            226             288
-------------------------------------------------  -------       ---------        --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

                                      102
PROSPECTUS May 1, 2010                                    Financial Highlights

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc.
served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

DWS CORE FIXED INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                                2009              2008            2007         2006         2005
------------------------------------------------  ---------------  -----------------  -----------  -----------  -----------

SELECTED PER SHARE DATE
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  8.90          $   11.82        $  11.86      $ 11.81     $  12.07
------------------------------------------------     -------          ---------        --------      -------     --------
Income (loss) from investment operations:
  Net investment income(a)                               .39                .57             .56          .53          .47
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized and unrealized gain (loss)                .24             (2.72)         (  .08)      (  .05)      (  .21)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       .63             (2.15)            .48          .48          .26
------------------------------------------------     -------          ---------        --------      -------     --------
Less distributions from:
  Net investment income                                ( .76)            (  .77)         (  .52)      (  .43)      (  .41)
------------------------------------------------     -------          ---------        --------      -------     --------
  Net realized gains                                       -                  -               -       (  .00)*     (  .11)
------------------------------------------------     -------          ---------        --------      -------     --------
  TOTAL DISTRIBUTIONS                                  ( .76)            (  .77)         (  .52)      (  .43)      (  .52)
------------------------------------------------     -------          ---------        --------      -------     --------
NET ASSET VALUE, END OF PERIOD                       $  8.77          $    8.90        $  11.82      $ 11.86     $  11.81
------------------------------------------------     -------          ---------        --------      -------     --------
Total Return (%)                                        7.72 (c)         (19.33)(b)        4.17         4.26         2.25
------------------------------------------------     -------          ---------        --------      -------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    94                110             186          277          252
------------------------------------------------     -------          ---------        --------      -------     --------
Ratio of expenses before expense reductions (%)          .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of expenses after expense reductions (%)           .59                .70             .66          .68          .67
-------------------------------------------------    -------          ---------        --------      -------     --------
Ratio of net investment income (%)                      4.50               5.36            4.78         4.56         3.96
-------------------------------------------------    -------          ---------        --------      -------     --------
Portfolio turnover rate (%)                              222                215             209          198          241
-------------------------------------------------    -------          ---------        --------      -------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total returns would have been lower had certain expenses not been reduced.
(c)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.02% lower.
*          Amount is less than $.005

                                      103
PROSPECTUS May 1, 2010                                    Financial Highlights

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009              2008              2007           2006            2005
------------------------------------------------  ----------  ---------------------  -----------  ----------------  -----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.22        $    16.76          $  16.31       $  13.25        $  11.91
------------------------------------------------   -------        ----------          --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .12               .33 (d)           .25            .24 (b)         .20
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized and unrealized gain (loss)             1.51            (6.67)             2.24           3.11            1.48
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.63            (6.34)             2.49           3.35            1.68
------------------------------------------------   -------        ----------          --------       --------        --------
Less distributions from:
  Net investment income                              ( .40)           (  .13)           (  .46)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
  Net realized gains                                     -            (4.07)           (1.58)             -               -
------------------------------------------------   -------        ----------          --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .40)           (4.20)           (2.04)        (  .29)         (  .34)
------------------------------------------------   -------        ----------          --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  7.45        $     6.22          $  16.76       $  16.31        $  13.25
------------------------------------------------   -------        ----------          --------       --------        --------
Total Return (%)                                     29.36            (48.81)(c,e)       16.71          25.56           14.51
------------------------------------------------   -------        ----------          --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  86                91               236            223             196
------------------------------------------------   -------        ----------          --------       --------        --------
Ratio of expenses before expense reductions (%)        .94              1.02               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of expenses after expense reductions (%)         .94              1.01               .93            .88             .87
-------------------------------------------------  -------        ----------          --------       --------        --------
Ratio of net investment income (%)                    1.89              3.04 (d)          1.53           1.65 (b)        1.59
-------------------------------------------------  -------        ----------          --------       --------        --------
Portfolio turnover rate (%)                            139               132               117            122              93
-------------------------------------------------  -------        ----------          --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
(c)        Total return would have been lower had certain expenses not been reimbursed.
(d)        Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
(e)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.14% lower.

                                      104
PROSPECTUS May 1, 2010                                    Financial Highlights

Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006         2005
------------------------------------------------  ----------  -----------------  -----------  -----------  -----------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.93       $   20.12        $  22.93     $  19.98     $  20.05
------------------------------------------------   -------       ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .16             .13             .18          .15          .19
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized and unrealized gain (loss)             2.11          (4.92)            .54         4.69         1.67
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.27          (4.79)            .72         4.84         1.86
------------------------------------------------   -------       ---------        --------     --------     --------
Less distributions from:
  Net investment income                             (  .16)         (  .29)         (  .23)      (  .18)      (  .15)
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized gains                                     -          (7.11)         (3.30)      (1.71)      (1.78)
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .16)         (7.40)         (3.53)      (1.89)      (1.93)
------------------------------------------------   -------       ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 10.04       $    7.93        $  20.12     $  22.93     $  19.98
------------------------------------------------   -------       ---------        --------     --------     --------
Total Return (%)                                     29.70          (33.42)(b)        3.06        25.06        10.25
------------------------------------------------   -------       ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 235             223             468          562          493
------------------------------------------------   -------       ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)        .79             .83             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)         .79             .82             .78          .79          .79
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of net investment income (%)                    1.92            1.13             .85          .71          .96
-------------------------------------------------  -------       ---------        --------     --------     --------
Portfolio turnover rate (%)                             72              49             110           52           61
-------------------------------------------------  -------       ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

DWS GLOBAL THEMATIC VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006            2005
------------------------------------------------  ----------  -----------  -----------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.84     $  15.66     $  17.39       $  14.44        $  11.78
------------------------------------------------   -------     --------     --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08          .11          .14            .15 (c)         .12
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized and unrealized gain (loss)             2.42       (5.83)         .88           4.02            2.58
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.50       (5.72)        1.02           4.17            2.70
------------------------------------------------   -------     --------     --------       --------        --------
Less distributions from:
  Net investment income                              ( .10)      (  .19)      (  .11)        (  .09)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized gains                                     -       (3.91)      (2.64)        (1.13)              -
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .10)      (4.10)      (2.75)        (1.22)         (  .04)
------------------------------------------------   -------     --------     --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  8.24     $   5.84     $  15.66       $  17.39        $  14.44
------------------------------------------------   -------     --------     --------       --------        --------
Total Return (%)(b)                                  43.82       (47.75)        6.29          30.14 (c)       22.94
------------------------------------------------   -------     --------     --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  66           59          151            143              85
------------------------------------------------   -------     --------     --------       --------        --------
Ratio of expenses before expense reductions (%)       1.38         1.47         1.44           1.38            1.41
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of expenses after expense reductions (%)        1.04         1.09         1.11           1.04            1.28
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of net investment income (%)                    1.23         1.09          .82            .92 (c)         .98
-------------------------------------------------  -------     --------     --------       --------        --------
Portfolio turnover rate (%)                            190          229          191            136              95
-------------------------------------------------  -------     --------     --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

                                      105
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.40       $  12.38          $  12.28        $  12.26     $  12.55
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .52            .56               .58             .55          .51
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)               .45            .04               .12          (  .06)      (  .20)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      .97            .60               .70             .49          .31
------------------------------------------------   --------       --------          --------        --------     --------
Less distributions from:
  Net investment income                              (  .59)        (  .58)           (  .60)         (  .47)      (  .50)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized gains                                      -              -                 -               -       (  .10)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                (  .59)        (  .58)           (  .60)         (  .47)      (  .60)
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  12.78       $  12.40          $  12.38        $  12.28     $  12.26
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)                                       8.08           4.93 (b)          5.95 (b)        4.16         2.57
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  169            211               199             211          243
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)         .58            .66               .66             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)          .58            .65               .63             .67          .63
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (%)                     4.16           4.58              4.77            4.56         4.17
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                             390            543               465             241          191
-------------------------------------------------  --------       --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

DWS HIGH INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009            2008           2007        2006        2005
------------------------------------------------  ----------  -----------------  ----------  ----------  ----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.30       $    7.81        $  8.38     $  8.23     $  8.78
------------------------------------------------   -------       ---------        -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                             .51             .57            .63         .62         .68
------------------------------------------------   -------       ---------        -------     -------     -------
  Net realized and unrealized gain (loss)             1.40          (2.29)         ( .54)        .19       ( .38)
------------------------------------------------   -------       ---------        -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.91          (1.72)           .09         .81         .30
------------------------------------------------   -------       ---------        -------     -------     -------
Less distributions from:
  Net investment income                              ( .66)         (  .79)         ( .66)      ( .66)      ( .85)
------------------------------------------------   -------       ---------        -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  6.55       $    5.30        $  7.81     $  8.38     $  8.23
------------------------------------------------   -------       ---------        -------     -------     -------
Total Return (%)                                     39.99          (23.94)(b)        .96       10.47        3.89
------------------------------------------------   -------       ---------        -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 197             154            248         322         344
------------------------------------------------   -------       ---------        -------     -------     -------
Ratio of expenses before expense reductions (%)        .67             .80            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of expenses after expense reductions (%)         .67             .79            .69         .71         .70
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of net investment income (%)                    8.81            8.42           7.84        7.73        8.27
-------------------------------------------------  -------       ---------        -------     -------     -------
Portfolio turnover rate (%)                             66              38             61          93         100
-------------------------------------------------  -------       ---------        -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                      106
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS LARGE CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.92      $    19.21
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .21             .21
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            1.97          (5.68)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.18          (5.47)
------------------------------------------------  -------      ----------
Less distributions from:
  Net investment income                            (  .24)         (  .34)
------------------------------------------------  -------      ----------
  Net realized gains                                    -          (4.48)
------------------------------------------------  -------      ----------
  TOTAL DISTRIBUTIONS                              (  .24)         (4.82)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.86      $     8.92
------------------------------------------------  -------      ----------
Total Return (%)                                    25.37          (36.40)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                214             118
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .76             .87
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .76             .86
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)            2.22            1.59
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            76              97
------------------------------------------------  -------      ----------

YEARS ENDED DECEMBER 31,                                 2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.96          $   15.81        $   15.79
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .26                .29 (c)          .26
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  1.98               2.12              .04
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         2.24               2.41              .30
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                  (  .32)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
  Net realized gains                                     (  .67)                 -                -
-------------------------------------------------    ----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                    (  .99)            (  .26)          (  .28)
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    19.21          $   17.96        $   15.81
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          13.15 (b,d)        15.41 (c)         1.97 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      229                275              268
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)             .83                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)              .82                .83              .80
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                  1.43               1.73 (c)         1.64
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                 103                 76               64
-------------------------------------------------    ----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.04% lower.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth
Portfolio and operated with a different objective and investment strategy.
Performance may have been different if the fund's current policies had been in effect.

DWS MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006           2005
------------------------------------------------  ----------  -----------  -----------  ----------------  ----------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.80     $  13.61     $  12.56       $  11.32        $  9.84
------------------------------------------------   -------     --------     --------       --------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    ( .02)      (  .02)      (  .05)        (  .06)(c)     (  .05)
------------------------------------------------   -------     --------     --------       --------        -------
  Net realized and unrealized gain (loss)             2.95       (6.79)        1.10           1.30           1.53
------------------------------------------------   -------     --------     --------       --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.93       (6.81)        1.05           1.24           1.48
------------------------------------------------   -------     --------     --------       --------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.73     $   6.80     $  13.61       $  12.56        $ 11.32
------------------------------------------------   -------     --------     --------       --------        -------
Total Return (%)(b)                                  43.09       (50.04)        8.36          10.95 (c)      15.04
------------------------------------------------   -------     --------     --------       --------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  22           18           51             53             57
------------------------------------------------   -------     --------     --------       --------        -------
Ratio of expenses before expense reductions (%)       1.17         1.17         1.05           1.03           1.01
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of expenses after expense reductions (%)         .92         1.02          .90            .93            .95
-------------------------------------------------  -------     --------     --------       --------        -------
Ratio of net investment income (loss) (%)            ( .21)      (  .19)      (  .38)        (  .51)(c)     (  .45)
-------------------------------------------------  -------     --------     --------       --------        -------
Portfolio turnover rate (%)                             89           82           68             46            104
-------------------------------------------------  -------     --------     --------       --------        -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

                                      107
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS MONEY MARKET VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2009           2008              2007              2006            2005
------------------------------------------------  -----------  ----------------  ----------------  ----------------  -----------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Income from investment operations:
  Net investment income                                .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     .003           .026              .049              .046            .028
------------------------------------------------   --------       --------          --------          --------        --------
Less distributions from:
  Net investment income                              ( .003)        ( .026)           ( .049)           ( .046)         ( .028)
------------------------------------------------   --------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  1.000       $  1.000          $  1.000          $  1.000        $  1.000
------------------------------------------------   --------       --------          --------          --------        --------
Total Return (%)                                       .34           2.64  (a)         5.00  (a)         4.65  (a)       2.80
------------------------------------------------   --------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  270            398               355               294             235
------------------------------------------------   --------       --------          --------          --------        --------
Ratio of expenses before expense reductions (%)        .43            .52               .46               .52             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of expenses after expense reductions (%)         .43            .50               .45               .51             .52
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of net investment income (%)                     .37           2.56              4.88              4.58            2.77
-------------------------------------------------  --------       --------          --------          --------        --------

(a)        Total return would have been lower had certain expenses not been reduced.

DWS SMALL CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.61      $    15.07
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                  (  .02)         (  .01)
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            3.11          (7.45)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   3.09          (7.46)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.70      $     7.61
------------------------------------------------  -------      ----------
Total Return (%)                                    40.60          (49.50)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 80              69
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)       .77             .88
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)        .77             .85
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)          (  .22)         (  .04)
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            93              67
------------------------------------------------  -------      ----------

YEARS ENDED DECEMBER 31,                               2007               2006               2005
------------------------------------------------ ---------------- -------------------- ----------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   14.19         $    13.48          $   12.59
-------------------------------------------------   ---------         ----------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .01)            (  .04)(d)         (  .06)
-------------------------------------------------   ---------         ----------          ---------
  Net realized and unrealized gain (loss)                 .89                .75                .95
-------------------------------------------------   ---------         ----------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                        .88                .71                .89
-------------------------------------------------   ---------         ----------          ---------
NET ASSET VALUE, END OF PERIOD                      $   15.07         $    14.19          $   13.48
-------------------------------------------------   ---------         ----------          ---------
Total Return (%)                                         6.20 (b)           5.27 (b,d)         7.07 (c)
-------------------------------------------------   ---------         ----------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    174                208                243
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses before expense reductions (%)           .75                .73                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of expenses after expense reductions (%)            .72                .72                .72
-------------------------------------------------   ---------         ----------          ---------
Ratio of net investment income (loss) (%)              (  .09)            (  .32)(d)         (  .47)
-------------------------------------------------   ---------         ----------          ---------
Portfolio turnover rate (%)                                67                 73                 94
-------------------------------------------------   ---------         ----------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses been reduced.
(c)        In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions.
           This violation had no negative impact on the total return.
(d)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

                                      108
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS STRATEGIC INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                                2009              2008              2007            2006         2005
------------------------------------------------  ----------------  ----------------  ----------------  -----------  -----------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.03          $  11.70          $  11.80        $  11.50     $  12.25
------------------------------------------------     --------          --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                .63               .55               .63             .62          .65
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized and unrealized gain (loss)                1.50            (1.38)           (  .01)            .36       (  .39)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.13            (  .83)              .62             .98          .26
------------------------------------------------     --------          --------          --------        --------     --------
Less distributions from:
  Net investment income                                (  .55)           (  .69)           (  .72)         (  .57)      (  .98)
------------------------------------------------     --------          --------          --------        --------     --------
  Net realized gains                                        -            (  .15)                -          (  .11)      (  .03)
------------------------------------------------     --------          --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                  (  .55)           (  .84)           (  .72)         (  .68)      (1.01)
------------------------------------------------     --------          --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                       $  11.61          $  10.03          $  11.70        $  11.80     $  11.50
------------------------------------------------     --------          --------          --------        --------     --------
Total Return (%)                                        22.73 (b)        (7.75)(b)          5.43 (b)        8.98         2.38
------------------------------------------------     --------          --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     74                73               100              86           71
------------------------------------------------     --------          --------          --------        --------     --------
Ratio of expenses before expense reductions (%)           .86               .89               .84             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of expenses after expense reductions (%)            .80               .87               .83             .85          .88
-------------------------------------------------    --------          --------          --------        --------     --------
Ratio of net investment income (%)                       5.96              5.06              5.50            5.47         5.61
-------------------------------------------------    --------          --------          --------        --------     --------
Portfolio turnover rate (%)                               370               234               147             143          120
-------------------------------------------------    --------          --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

DWS STRATEGIC VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                               2009              2008            2007         2006         2005
------------------------------------------------  --------------  -----------------  -----------  -----------  -----------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.21         $   14.40        $  15.02     $  13.41     $  12.65
------------------------------------------------    --------         ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .12               .22             .29          .27          .24
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized and unrealized gain (loss)               1.31            (5.80)         (  .56)        2.21          .75
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      1.43            (5.58)         (  .27)        2.48          .99
------------------------------------------------    --------         ---------        --------     --------     --------
Less distributions from:
  Net investment income                                ( .28)           (  .36)         (  .22)      (  .28)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
  Net realized gains                                       -            (2.25)         (  .13)      (  .59)           -
------------------------------------------------    --------         ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                                  ( .28)           (2.61)         (  .35)      (  .87)      (  .23)
------------------------------------------------    --------         ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                      $   7.36         $    6.21        $  14.40     $  15.02     $  13.41
------------------------------------------------    --------         ---------        --------     --------     --------
Total Return (%)                                       25.30 (b)        (45.98)(b)      (1.86)       18.74         7.92
------------------------------------------------    --------         ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   282               308             792          992          785
------------------------------------------------    --------         ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)          .80               .81             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)           .76               .80             .78          .77          .78
-------------------------------------------------   --------         ---------        --------     --------     --------
Ratio of net investment income (%)                      1.89              2.21            1.94         1.87         1.84
-------------------------------------------------   --------         ---------        --------     --------     --------
Portfolio turnover rate (%)                               91                28              27           20           10
-------------------------------------------------   --------         ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                      109
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS TECHNOLOGY VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009            2008           2007           2006          2005
------------------------------------------------  ----------  -----------------  ----------  ---------------  ----------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.76       $   10.71        $  9.37       $  9.30        $  9.01
------------------------------------------------   -------       ---------        -------       -------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .01          (  .00)*       (  .02)        ( .01)(c)      ( .03)
------------------------------------------------   -------       ---------        -------       -------        -------
  Net realized and unrealized gain (loss)             3.47          (4.95)          1.36           .08            .36
------------------------------------------------   -------       ---------        -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS                    3.48          (4.95)          1.34           .07            .33
------------------------------------------------   -------       ---------        -------       -------        -------
Less distributions from:
  Net investment income                                  -               -              -             -          ( .04)
------------------------------------------------   -------       ---------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD                     $  9.24       $    5.76        $ 10.71       $  9.37        $  9.30
------------------------------------------------   -------       ---------        -------       -------        -------
Total Return (%)                                     60.42          (46.22)(b)      14.30           .75 (c)       3.74
------------------------------------------------   -------       ---------        -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  78              60            153           165            199
------------------------------------------------   -------       ---------        -------       -------        -------
Ratio of expenses before expense reductions (%)        .84            1.01            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of expenses after expense reductions (%)         .84            1.00            .91           .89            .86
-------------------------------------------------  -------       ---------        -------       -------        -------
Ratio of net investment income (loss) (%)              .08          (  .01)        (  .15)        ( .12)(c)      ( .36)
-------------------------------------------------  -------       ---------        -------       -------        -------
Portfolio turnover rate (%)                             45              71             91            49            135
-------------------------------------------------  -------       ---------        -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
*     Amount is less than $0.005.

DWS TURNER MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006        2005
------------------------------------------------  ----------  -----------------  -----------  -----------  ----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.06       $   12.55        $  10.92     $  11.02     $  9.86
------------------------------------------------   -------       ---------        --------     --------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .00*         (  .01)         (  .04)      (  .01)     (  .05)
------------------------------------------------   -------       ---------        --------     --------     -------
  Net realized and unrealized gain (loss)             2.53          (5.28)           2.64          .77        1.21
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    2.53          (5.29)           2.60          .76        1.16
------------------------------------------------   -------       ---------        --------     --------     -------
Less distributions from:
  Net realized gains                                     -          (2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
  Tax return of capital                                  -          (  .00)*             -            -           -
------------------------------------------------   -------       ---------        --------     --------     -------
  TOTAL DISTRIBUTIONS                                    -          (2.20)         (  .97)      (  .86)          -
------------------------------------------------   -------       ---------        --------     --------     -------
NET ASSET VALUE, END OF PERIOD                     $  7.59       $    5.06        $  12.55     $  10.92     $ 11.02
------------------------------------------------   -------       ---------        --------     --------     -------
Total Return (%)                                     50.00          (49.49)(b)       25.75         6.52       11.76
------------------------------------------------   -------       ---------        --------     --------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  51              49             129          117         122
------------------------------------------------   -------       ---------        --------     --------     -------
Ratio of expenses before expense reductions (%)        .89            1.03             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of expenses after expense reductions (%)         .89            1.00             .95          .97        1.11
-------------------------------------------------  -------       ---------        --------     --------     -------
Ratio of net investment income (loss) (%)              .02          (  .14)         (  .36)      (  .06)     (  .56)
-------------------------------------------------  -------       ---------        --------     --------     -------
Portfolio turnover rate (%)                             86             156             133          148         151
-------------------------------------------------  -------       ---------        --------     --------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                      110
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.44%            3.56%        $ 10,356.00      $   146.56
 ---         -----              ----             ----         -----------      ----------
   2         10.25%             5.09%            3.47%        $ 10,346.68      $   526.88
 ---         -----              ----             ----         -----------      ----------
   3         15.76%             5.09%            3.37%        $ 10,337.37      $   526.41
 ---         -----              ----             ----         -----------      ----------
   4         21.55%             5.09%            3.28%        $ 10,328.06      $   525.94
 ---         -----              ----             ----         -----------      ----------
   5         27.63%             5.09%            3.19%        $ 10,318.77      $   525.46
 ---         -----              ----             ----         -----------      ----------
   6         34.01%             5.09%            3.09%        $ 10,309.48      $   524.99
 ---         -----              ----             ----         -----------      ----------
   7         40.71%             5.09%            3.00%        $ 10,300.20      $   524.52
 ---         -----              ----             ----         -----------      ----------
   8         47.75%             5.09%            2.91%        $ 10,290.93      $   524.04
 ---         -----              ----             ----         -----------      ----------
   9         55.13%             5.09%            2.82%        $ 10,281.67      $   523.57
 ---         -----              ----             ----         -----------      ----------
 10          62.89%             5.09%            2.72%        $ 10,272.42      $   523.10
 ---         -----              ----             ----         -----------      ----------
TOTAL                                                                          $ 4,871.47
---                                                                            ----------

                                      111
PROSPECTUS May 1, 2010                                                Appendix

DWS BALANCED VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.62%            4.38%        $ 10,438.00       $  63.36
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.62%            8.95%        $ 10,895.18       $  66.13
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.62%           13.72%        $ 11,372.39       $  69.03
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.62%           18.71%        $ 11,870.50       $  72.05
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.62%           23.90%        $ 12,390.43       $  75.21
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.62%           29.33%        $ 12,933.13       $  78.50
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.62%           35.00%        $ 13,499.60       $  81.94
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.62%           40.91%        $ 14,090.89       $  85.53
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.62%           47.08%        $ 14,708.07       $  89.28
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.62%           53.52%        $ 15,352.28       $  93.19
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 774.22
---                                                                             --------

DWS BLUE CHIP VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.75%            4.25%        $ 10,425.00       $  76.59
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.75%            8.68%        $ 10,868.06       $  79.85
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.75%           13.30%        $ 11,329.96       $  83.24
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.75%           18.11%        $ 11,811.48       $  86.78
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.75%           23.13%        $ 12,313.47       $  90.47
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.75%           28.37%        $ 12,836.79       $  94.31
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.75%           33.82%        $ 13,382.35       $  98.32
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.75%           39.51%        $ 13,951.10       $ 102.50
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.75%           45.44%        $ 14,544.02       $ 106.86
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.75%           51.62%        $ 15,162.14       $ 111.40
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 930.32
---                                                                             --------

                                      112
PROSPECTUS May 1, 2010                                                Appendix

DWS CORE FIXED INCOME VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.96%            4.04%        $ 10,404.00       $    97.94
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.96%            8.24%        $ 10,824.32       $   101.90
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.96%           12.62%        $ 11,261.62       $   106.01
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.96%           17.17%        $ 11,716.59       $   110.30
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.96%           21.90%        $ 12,189.94       $   114.75
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.96%           26.82%        $ 12,682.42       $   119.39
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.96%           31.95%        $ 13,194.79       $   124.21
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.96%           37.28%        $ 13,727.86       $   129.23
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.96%           42.82%        $ 14,282.46       $   134.45
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.96%           48.59%        $ 14,859.47       $   139.88
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,178.06
---                                                                             ----------

                                      113
PROSPECTUS May 1, 2010                                                Appendix

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.79%            4.21%        $ 10,421.00       $  80.66
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.79%            8.60%        $ 10,859.72       $  84.06
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.79%           13.17%        $ 11,316.92       $  87.60
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.79%           17.93%        $ 11,793.36       $  91.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.79%           22.90%        $ 12,289.86       $  95.13
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.79%           28.07%        $ 12,807.26       $  99.13
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.79%           33.46%        $ 13,346.45       $ 103.31
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.79%           39.08%        $ 13,908.34       $ 107.66
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.79%           44.94%        $ 14,493.88       $ 112.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.79%           51.04%        $ 15,104.07       $ 116.91
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 977.94
---                                                                             --------

DWS GLOBAL THEMATIC VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.39%            3.61%        $ 10,361.00      $   141.51
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.39%            7.35%        $ 10,735.03      $   146.62
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.39%           11.23%        $ 11,122.57      $   151.91
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.39%           15.24%        $ 11,524.09      $   157.39
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.39%           19.40%        $ 11,940.11      $   163.08
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.39%           23.71%        $ 12,371.15      $   168.96
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.39%           28.18%        $ 12,817.75      $   175.06
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.39%           32.80%        $ 13,280.47      $   181.38
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.39%           37.60%        $ 13,759.89      $   187.93
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.39%           42.57%        $ 14,256.63      $   194.71
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,668.55
---                                                                            ----------

                                      114
PROSPECTUS May 1, 2010                                                Appendix

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.58%            4.42%        $ 10,442.00       $  59.28
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.58%            9.04%        $ 10,903.54       $  61.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.58%           13.85%        $ 11,385.47       $  64.64
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.58%           18.89%        $ 11,888.71       $  67.50
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.58%           24.14%        $ 12,414.19       $  70.48
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.58%           29.63%        $ 12,962.90       $  73.59
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.58%           35.36%        $ 13,535.86       $  76.85
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.58%           41.34%        $ 14,134.14       $  80.24
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.58%           47.59%        $ 14,758.87       $  83.79
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.58%           54.11%        $ 15,411.22       $  87.49
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 725.76
---                                                                             --------

DWS HIGH INCOME VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.67%            4.33%        $ 10,433.00       $  68.45
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.67%            8.85%        $ 10,884.75       $  71.41
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.67%           13.56%        $ 11,356.06       $  74.51
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.67%           18.48%        $ 11,847.78       $  77.73
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.67%           23.61%        $ 12,360.78       $  81.10
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.67%           28.96%        $ 12,896.01       $  84.61
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.67%           34.54%        $ 13,454.40       $  88.27
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.67%           40.37%        $ 14,036.98       $  92.10
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.67%           46.45%        $ 14,644.78       $  96.08
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.67%           52.79%        $ 15,278.90       $ 100.24
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 834.50
---                                                                             --------

                                      115
PROSPECTUS May 1, 2010                                                Appendix

DWS LARGE CAP VALUE VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.76%            4.24%        $ 10,424.00       $  77.61
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.76%            8.66%        $ 10,865.98       $  80.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.76%           13.27%        $ 11,326.70       $  84.33
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.76%           18.07%        $ 11,806.95       $  87.91
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.76%           23.08%        $ 12,307.56       $  91.64
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.76%           28.29%        $ 12,829.40       $  95.52
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.76%           33.73%        $ 13,373.37       $  99.57
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.76%           39.40%        $ 13,940.40       $ 103.79
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.76%           45.31%        $ 14,531.47       $ 108.19
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.76%           51.48%        $ 15,147.61       $ 112.78
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 942.24
---                                                                             --------

DWS MID CAP GROWTH VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.17%            3.83%        $ 10,383.00      $   119.24
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.17%            7.81%        $ 10,780.67      $   123.81
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.17%           11.94%        $ 11,193.57      $   128.55
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.17%           16.22%        $ 11,622.28      $   133.47
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.17%           20.67%        $ 12,067.42      $   138.58
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.17%           25.30%        $ 12,529.60      $   143.89
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.17%           30.09%        $ 13,009.48      $   149.40
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.17%           35.08%        $ 13,507.74      $   155.13
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.17%           40.25%        $ 14,025.09      $   161.07
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.17%           45.62%        $ 14,562.25      $   167.24
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,420.38
---                                                                            ----------

                                      116
PROSPECTUS May 1, 2010                                                Appendix

DWS MONEY MARKET VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.43%            4.57%        $ 10,457.00       $  43.98
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.43%            9.35%        $ 10,934.88       $  45.99
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.43%           14.35%        $ 11,434.61       $  48.09
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.43%           19.57%        $ 11,957.17       $  50.29
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.43%           25.04%        $ 12,503.61       $  52.59
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.43%           30.75%        $ 13,075.03       $  54.99
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.43%           36.73%        $ 13,672.56       $  57.51
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.43%           42.97%        $ 14,297.39       $  60.14
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.43%           49.51%        $ 14,950.78       $  62.88
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.43%           56.34%        $ 15,634.04       $  65.76
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 542.22
---                                                                             --------

DWS SMALL CAP GROWTH VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.77%            4.23%        $ 10,423.00       $  78.63
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.77%            8.64%        $ 10,863.89       $  81.95
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.77%           13.23%        $ 11,323.44       $  85.42
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.77%           18.02%        $ 11,802.42       $  89.03
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.77%           23.02%        $ 12,301.66       $  92.80
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.77%           28.22%        $ 12,822.02       $  96.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.77%           33.64%        $ 13,364.39       $ 100.82
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.77%           39.30%        $ 13,929.70       $ 105.08
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.77%           45.19%        $ 14,518.93       $ 109.53
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.77%           51.33%        $ 15,133.08       $ 114.16
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 954.15
---                                                                             --------

                                      117
PROSPECTUS May 1, 2010                                                Appendix

DWS STRATEGIC INCOME VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.86%            4.14%        $ 10,414.00       $    87.78
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.86%            8.45%        $ 10,845.14       $    91.41
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.86%           12.94%        $ 11,294.13       $    95.20
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.86%           17.62%        $ 11,761.71       $    99.14
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.86%           22.49%        $ 12,248.64       $   103.24
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.86%           27.56%        $ 12,755.73       $   107.52
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.86%           32.84%        $ 13,283.82       $   111.97
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.86%           38.34%        $ 13,833.77       $   116.61
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.86%           44.06%        $ 14,406.49       $   121.43
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.86%           50.03%        $ 15,002.92       $   126.46
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,060.77
---                                                                             ----------

DWS STRATEGIC VALUE VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------

   1          5.00%             0.80%            4.20%        $ 10,420.00       $  81.68
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.80%            8.58%        $ 10,857.64       $  85.11
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.80%           13.14%        $ 11,313.66       $  88.69
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.80%           17.89%        $ 11,788.83       $  92.41
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.80%           22.84%        $ 12,283.97       $  96.29
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.80%           28.00%        $ 12,799.89       $ 100.34
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.80%           33.37%        $ 13,337.49       $ 104.55
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.80%           38.98%        $ 13,897.66       $ 108.94
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.80%           44.81%        $ 14,481.36       $ 113.52
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.80%           50.90%        $ 15,089.58       $ 118.28
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 989.81
---                                                                             --------

                                      118
PROSPECTUS May 1, 2010                                                Appendix

DWS TECHNOLOGY VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.84%            4.16%        $ 10,416.00       $    85.75
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.84%            8.49%        $ 10,849.31       $    89.31
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.84%           13.01%        $ 11,300.64       $    93.03
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.84%           17.71%        $ 11,770.74       $    96.90
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.84%           22.60%        $ 12,260.41       $   100.93
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.84%           27.70%        $ 12,770.44       $   105.13
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.84%           33.02%        $ 13,301.69       $   109.50
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.84%           38.55%        $ 13,855.04       $   114.06
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.84%           44.31%        $ 14,431.41       $   118.80
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.84%           50.32%        $ 15,031.76       $   123.75
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,037.16
---                                                                             ----------

DWS TURNER MID CAP GROWTH VIP - CLASS A

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.89%            4.11%        $ 10,411.00       $    90.83
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.89%            8.39%        $ 10,838.89       $    94.56
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.89%           12.84%        $ 11,284.37       $    98.45
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.89%           17.48%        $ 11,748.16       $   102.49
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.89%           22.31%        $ 12,231.01       $   106.71
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.89%           27.34%        $ 12,733.70       $   111.09
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.89%           32.57%        $ 13,257.06       $   115.66
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.89%           38.02%        $ 13,801.92       $   120.41
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.89%           43.69%        $ 14,369.18       $   125.36
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.89%           49.60%        $ 14,959.75       $   130.51
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,096.07
---                                                                             ----------

ADDITIONAL INDEX INFORMATION

DWS BALANCED VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

DWS BLUE CHIP VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

DWS CORE FIXED INCOME VIP

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

                                      119
PROSPECTUS May 1, 2010                                                Appendix

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the
21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

DWS DREMAN SMALL MID CAP VALUE VIP

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

DWS GLOBAL THEMATIC VIP

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
Returns reflect reinvestment of dividends net of withholding taxes.

DWS GOVERNMENT & AGENCY SECURITIES VIP

BARCLAYS CAPITAL GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National
Mortgage Association.

DWS HIGH INCOME VIP

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

DWS LARGE CAP VALUE VIP

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

DWS MID CAP GROWTH VIP

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

DWS SMALL CAP GROWTH VIP

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the
NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

DWS STRATEGIC INCOME VIP

The BARCLAYS CAPITAL US GOVERNMENT/CREDIT INDEX is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

DWS STRATEGIC VALUE VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS TECHNOLOGY VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX is an unmanaged
capitalization-weighted index based on a universe of technology-related stocks.

DWS TURNER MID CAP GROWTH VIP

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

                                      120
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(05/01/10) 2A-1

[GRAPHIC APPEARS HERE]

PROSPECTUS

MAY 1, 2010

DWS VARIABLE SERIES II
CLASS B

...............................................................................

DWS Alternative Asset Allocation Plus VIP

DWS Blue Chip VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Strategic Value VIP

DWS Technology VIP

...............................................................................

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS ALTERNATIVE ASSET ALLOCATION
PLUS VIP

DWS BLUE CHIP VIP

DWS DREMAN SMALL MID CAP VALUE
VIP

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY
SECURITIES VIP

DWS HIGH INCOME VIP

DWS LARGE CAP VALUE VIP

DWS STRATEGIC VALUE VIP

DWS TECHNOLOGY VIP

FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUNDS

-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                               B
                                                       ---------

Management fee                                             0.23
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                               0.25
------------------------------------------------------     ----
Other expenses (includes an administrative fee)            3.61
------------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses        1.23
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                       5.32
------------------------------------------------------     ----
Less fee waiver/expense reimbursement                      3.48
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      1.84
------------------------------------------------------     ----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that the fund's total annual operating expenses will not exceed 0.61% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds)
fees and expenses (estimated at 1.23%).

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses
(including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $187      $1,281     $2,368     $5,056
---  ----      ------     ------     ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 155%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.
Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time.

MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

                                       2
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.

CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical

                                       3
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund.

CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.

THE FUND'S PERFORMANCE HISTORY

Since the fund commenced operations on February 2, 2009, performance information is not available for a full calendar year.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

RREEF America L.L.C.

SUB-SUBADVISOR

Deutsche Investments Australia Limited

                                       4
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

SUB-SUBADVISOR

RREEF Global Advisers Limited

SUB-SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       5
PROSPECTUS May 1, 2010               DWS Alternative Asset Allocation Plus VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS BLUE CHIP VIP

INVESTMENT OBJECTIVE

The fund seeks growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.55
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.02
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $104      $325       $563       $1,248
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 82%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the
US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

                                       6
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -8.07       -16.02      -22.31     26.76      15.55      9.68      15.19      3.15     3.15     33.46
  2000       2001        2002        2003       2004       2005      2006       2007    2008      2009

Best Quarter: 18.09%, Q3 2009      Worst Quarter: -21.60%, Q4 2008
Year-to-Date as of 3/31/10: 5.26%

                                       7
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                            CLASS           1          5          10
                        INCEPTION        YEAR      YEARS       YEARS
                      -----------  ----------  ---------  ----------

CLASS B                  7/1/02        33.46       1.36       -0.62
--------------------     ------        -----       ----      ------
RUSSELL 1000 INDEX                     28.43       0.79       -0.49
--------------------     ------        -----       ----      ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       8
PROSPECTUS May 1, 2010                                       DWS Blue Chip VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS DREMAN SMALL MID CAP VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.24
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.14
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $116      $362       $628       $1,386
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 72%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM)
Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios.
Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median

                                       9
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site

                                       10
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

Prior to January 18, 2002, the fund was named Scudder Small Cap Value
Portfolio, operated with a different investment strategy and a different advisor managed the fund. Performance would have been different if the fund's current policies and advisory agreement had been in effect. Prior to November
3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   3.79     17.37       -11.63     41.65      25.52      9.78      24.59      2.67       -33.67     29.28
  2000      2001       2002        2003       2004       2005      2006        2007      2008       2009

Best Quarter: 21.63%, Q2 2003      Worst Quarter: -20.24%, Q4 2008
Year-to-Date as of 3/31/10: 7.38%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------

CLASS B                 7/1/02        29.28       3.78       8.71
-------------------     ------        -----       ----       ----
RUSSELL 2500 VALUE
INDEX                                 27.68       0.84       8.18
-------------------     ------        -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Dreman Value Management, L.L.C.

PORTFOLIO MANAGER(S)

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value
Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in
2002.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of
Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio
Manager of the fund. Joined the fund in 2006.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       11
PROSPECTUS May 1, 2010                      DWS Dreman Small Mid Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GLOBAL THEMATIC VIP

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                             B
                                                     ---------

Management fee                                           0.92
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             0.25
----------------------------------------------------     ----
Other expenses (includes an administrative fee)          0.56
----------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.74
----------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $177      $548       $944       $2,052
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 190%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

MANAGEMENT PROCESS.

In choosing securities, portfolio management uses a combination of three analytical disciplines:

o  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o  GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o  ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

                                       12
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

                                       13
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -3.60       -15.69      -16.10     28.96      14.33      22.50      29.65      5.84       -47.87     43.23
  2000       2001        2002        2003       2004       2005       2006        2007      2008       2009

Best Quarter: 26.48%, Q2 2009      Worst Quarter: -24.71%, Q4 2008
Year-to-Date as of 3/31/10: 3.27%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1          5         10
                      INCEPTION        YEAR      YEARS      YEARS
                    -----------  ----------  ---------  ---------

CLASS B                7/1/02        43.23       4.65      2.37
------------------     ------        -----       ----     -----
MSCI WORLD INDEX                     29.99       2.01      -0.24
------------------     ------        -----       ----     ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       14
PROSPECTUS May 1, 2010                                 DWS Global Thematic VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GOVERNMENT & AGENCY SECURITIES VIP

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.45
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.22
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.92
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $94       $293       $509       $1,131
---  ---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 390%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i)
direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government
National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US
Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

                                       15
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the

                                       16
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  10.65      7.22      7.81      1.83      3.36      2.24       3.74     5.43    4.60    7.70
  2000       2001      2002      2003      2004      2005      2006      2007    2008    2009

Best Quarter: 4.07%, Q3 2001       Worst Quarter: -1.06%, Q2 2004
Year-to-Date as of 3/31/10: 1.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                              CLASS          1          5         10
                          INCEPTION       YEAR      YEARS      YEARS
                        -----------  ---------  ---------  ---------

CLASS B                    7/1/02        7.70       4.73       5.42
----------------------     ------        ----       ----       ----
BARCLAYS CAPITAL GNMA
INDEX                                    5.37       5.59       6.30
----------------------     ------        ----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       17
PROSPECTUS May 1, 2010                  DWS Government & Agency Securities VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS HIGH INCOME VIP

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.50
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.19
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.94
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $96       $300       $520       $1,155
---  ---       ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 66%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50%
of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o  analyzes economic conditions for improving or undervalued sectors and industries;

                                       18
PROSPECTUS May 1, 2010                                     DWS High Income VIP

o  uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o  seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future

                                       19
PROSPECTUS May 1, 2010                                     DWS High Income VIP

results. All performance figures below assume that dividends were reinvested.
For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -8.91      2.37       -0.58     24.14      12.08      3.41      10.11      0.54    -23.13    39.64
  2000       2001      2002       2003       2004       2005      2006       2007    2008      2009

Best Quarter: 14.75%, Q2 2009      Worst Quarter: -16.33%, Q4 2008
Year-to-Date as of 3/31/10: 4.10%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------

CLASS B                       7/1/02        39.64       3.94       4.58
-------------------------     ------        -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX                                       54.22       5.99       7.07
-------------------------     ------        -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       20
PROSPECTUS May 1, 2010                                     DWS High Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS LARGE CAP VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.65
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.16
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.06
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $108      $337       $585       $1,294
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 76%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.

The fund may invest up to 20% of total assets in foreign securities.

MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer

                                       21
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

better opportunities or in the course of adjusting its emphasis on a given industry.
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       22
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  15.84      1.61       -15.18     32.19      9.65      1.58      14.96      12.77       -36.64     24.86
  2000       2001      2002        2003       2004      2005      2006        2007       2008       2009

Best Quarter: 18.75%, Q2 2003      Worst Quarter: -22.50%, Q4 2008
Year-to-Date as of 3/31/10: 3.87%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                           CLASS           1          5         10
                       INCEPTION        YEAR      YEARS      YEARS
                     -----------  ----------  ---------  ---------

CLASS B                 7/1/02        24.86      0.82        4.19
-------------------     ------        -----     -----        ----
RUSSELL 1000 VALUE
INDEX                                 19.69      -0.25       2.47
-------------------     ------        -----     ------       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Deutsche Asset Management International GmbH

PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2007.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       23
PROSPECTUS May 1, 2010                                 DWS Large Cap Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS STRATEGIC VALUE VIP

INVESTMENT OBJECTIVE

The fund seeks to achieve a high rate of total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.19
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $113      $353       $612       $1,352
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 91%.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities
(mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P
500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.

The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.

Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

                                       24
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

                                       25
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  30.19      1.44       -18.25     31.60      13.53      7.51      18.21       -2.19      -46.16     24.94
  2000       2001      2002        2003       2004       2005      2006        2007       2008       2009

Best Quarter: 20.65%, Q2 2003      Worst Quarter: -23.11%, Q4 2008
Year-to-Date as of 3/31/10: 5.83%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                          CLASS           1           5         10
                      INCEPTION        YEAR       YEARS      YEARS
                    -----------  ----------  ----------  ---------

CLASS B                7/1/02        24.94       -3.51      3.04
------------------     ------        -----      ------     -----
STANDARD & POOR'S
(S&P) 500 INDEX                      26.46       0.42       -0.95
------------------     ------        -----      ------     ------

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       26
PROSPECTUS May 1, 2010                                 DWS Strategic Value VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS TECHNOLOGY VIP

INVESTMENT OBJECTIVE

The fund seeks growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                         B
                                                 ---------

Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                         0.25
------------------------------------------------     ----
Other expenses (includes an administrative fee)      0.26
------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.18
------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------

     $120      $375       $649       $1,432
---  ----      ----       ----       ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 45%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's
80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.

While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       27
PROSPECTUS May 1, 2010                                      DWS Technology VIP

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.

In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.
Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance.

SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

                                       28
PROSPECTUS May 1, 2010                                      DWS Technology VIP

NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -21.77       -32.56      -35.72     46.42      1.48      3.27       0.43     13.84    -46.44    59.93
   2000       2001        2002        2003       2004      2005      2006      2007     2008      2009

Best Quarter: 28.49%, Q4 2001      Worst Quarter: -33.68%, Q3 2001
Year-to-Date as of 3/31/10: 2.33%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

                                      CLASS           1          5          10
                                  INCEPTION        YEAR      YEARS       YEARS
                                -----------  ----------  ---------  ----------

CLASS B                            7/1/02        59.93       0.23       -6.53
------------------------------     ------        -----       ----      ------
RUSSELL 1000 (Reg. TM) GROWTH
INDEX                                            37.21       1.63       -3.99
------------------------------     ------        -----       ----      ------
S&P NORTH AMERICAN
TECHNOLOGY SECTOR
INDEX                                            63.19       3.75       -6.59
------------------------------     ------        -----       ----      ------

The Advisor believes the additional S&P North American Technology Sector Index represents the fund's overall investment process.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

                                       29
PROSPECTUS May 1, 2010                                      DWS Technology VIP

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

PURCHASE AND SALE OF FUND SHARES

THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.

                                       30
PROSPECTUS May 1, 2010                                      DWS Technology VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Alternative Asset Allocation Plus VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.
Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire fund may be invested in other DWS funds or directly in other investments. The fund may also be invested in some combination thereof. To the extent the fund directly invests in other investments rather than DWS funds, the allocated portions of the fund will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.

MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category, including the following DWS funds or directly in such securities and derivative instruments in which the DWS fund can invest:

o  DWS Enhanced Commodity Strategy Fund. The fund's investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.

o  DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o  DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e.,
   the World Bank), the International Finance Corporation or the United
   Nations or its authorities.

o  DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half

                                       31
PROSPECTUS May 1, 2010                                            Fund Details

   of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and
   Development (i.e., the World Bank), the International Finance Corporation
   or the United Nations or its authorities.

o  DWS Floating Rate Plus Fund. The fund seeks to provide high current income.
   The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment
   ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the iGAP strategy.

o  DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

o  DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o  DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50%
   of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.

o  DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.

While the fund and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the fund as part of the iGAP strategy or to gain exposure to hedge funds, generally will be used to seek return and not for hedging purposes. Certain DWS funds in which the fund invests may also use the
iGAP strategy.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, options, forward currency contracts, interest rate swaps and credit default swaps.

                                       32
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.
The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.

                                       33
PROSPECTUS May 1, 2010                                            Fund Details

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior
Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and
"Tax status risk" sections for additional information.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

                                       34
PROSPECTUS May 1, 2010                                            Fund Details

BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund. The fund also incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the fund will be required to treat the fund (or if an underlying fund fails to qualify as a RIC, the fund's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

--------------------------------------------------------------------------------
 DWS Blue Chip VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the
US) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.

                                       35
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even

                                       36
PROSPECTUS May 1, 2010                                            Fund Details

normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Dreman Small Mid Cap Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM)
Value Index. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.

MANAGEMENT PROCESS. Portfolio management begins by screening stocks of small and mid-size companies with below-market price-to-earnings (P/E) ratios.
Portfolio management then compares the company's stock price to such measures as book value, cash flow and yield and analyzes individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Russell 2500 Value Index.

Portfolio management then assembles the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the industry median or the median for the Russell 2500 Value Index, its fundamentals change or other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors

                                       37
PROSPECTUS May 1, 2010                                            Fund Details

will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Global Thematic VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

MANAGEMENT PROCESS.

In choosing securities, portfolio management uses a combination of three analytical disciplines:

o  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o  GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

                                       38
PROSPECTUS May 1, 2010                                            Fund Details

o  ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 5% of total assets in junk bonds.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                       39
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Government & Agency Securities VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i)
direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government
National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.

MANAGEMENT PROCESS. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US
Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, based upon their analysis.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

                                       40
PROSPECTUS May 1, 2010                                            Fund Details

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

--------------------------------------------------------------------------------
 DWS High Income VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50%
of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o  analyzes economic conditions for improving or undervalued sectors and industries;

o  uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new offerings versus secondary market opportunities; and

o  seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use future contracts, currency options, forward currency contracts and credit default swaps.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued.
Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to

                                       41
PROSPECTUS May 1, 2010                                            Fund Details

bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

                                       42
PROSPECTUS May 1, 2010                                            Fund Details

--------------------------------------------------------------------------------
 DWS Large Cap Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 (Reg. TM) Value Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.

The fund may invest up to 20% of total assets in foreign securities.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

MANAGEMENT PROCESS. Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

                                       43
PROSPECTUS May 1, 2010                                            Fund Details

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

--------------------------------------------------------------------------------
 DWS Strategic Value VIP

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities
(mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P
500 Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector.

The fund may invest up to 20% of net assets in foreign securities, including US dollar-denominated American Depository Receipts.

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

MANAGEMENT PROCESS. Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

                                       44
PROSPECTUS May 1, 2010                                            Fund Details

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

                                       45
PROSPECTUS May 1, 2010                                            Fund Details

--------------------------------------------------------------------------------
 DWS Technology VIP

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's
80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size and may invest in initial public offerings.

While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).

The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment.

In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
In particular, portfolio management may use futures and options, including sales of covered put and call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS

There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

STOCK MARKET RISK. To the extent the fund invests in a particular sector, the fund's performance may be proportionately affected by that sector's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

CONCENTRATION RISK - TECHNOLOGY COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund's performance. In particular, technology companies are vulnerable to market saturation and rapid product obsolescence. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller

                                       46
PROSPECTUS May 1, 2010                                            Fund Details

and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

                                       47
PROSPECTUS May 1, 2010                                            Fund Details

o  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Blue Chip VIP, DWS Dreman Small Mid Cap Value
   VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS
   Large Cap Value VIP, DWS Strategic Value VIP and DWS Technology VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o  When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to
   100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2)
   other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4)
   bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
   However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o  Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o  Certain DWS fund-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a fund will achieve its investment objective.

A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, a subadvisor or a sub-subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

For DWS Alternative Asset Allocation Plus VIP, the Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds.
The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However,

                                       48
PROSPECTUS May 1, 2010                                            Fund Details

the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the management rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

FUND NAME                                   FEE PAID
------------------------------  --------------------

DWS Alternative Asset Alloca-
tion Plus VIP                     0.00%(*, **)
------------------------------  --------------
DWS Blue Chip VIP                 0.55%
------------------------------  ------
DWS Dreman Small Mid Cap
Value VIP                         0.65%
------------------------------  ------
DWS Global Thematic VIP           0.57%(**)
------------------------------  ------
DWS Government & Agency
Securities VIP                    0.45%
------------------------------  ------
DWS High Income VIP               0.50%
------------------------------  ------
DWS Large Cap Value VIP           0.65%
------------------------------  ------
DWS Strategic Value VIP           0.62%(**)
------------------------------  ------
DWS Technology VIP               0.665%
------------------------------  ------

*     Management fee has two components: (i) a fee on assets invested in other
      DWS funds; and (ii) a fee on assets not invested in other DWS funds
      ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the fund in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other
      Assets. If the fund's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense
      are expected to decrease. The Advisor will waive 0.15% of the management fee until the fund reaches $50 million in assets and the iGAP strategy is implemented.
**    Reflects the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Thematic VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.46% for
Class B. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS High Income VIP, the Advisor has contractually agreed through September
30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.25% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Large Cap Value VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.28% for
Class B. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31
(see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between each fund and the
Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.

FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP AND DWS BLUE CHIP VIP ONLY.

On January 26, 2010, the Advisor announced its intention to transition members of the portfolio management team for DWS Alternative Asset Allocation Plus VIP and DWS Blue Chip VIP who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as QS Investors Holdings, LLC ("QS
Investors"). In order for DWS Alternative Asset Allocation Plus VIP and DWS
Blue Chip VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory
Agreement is subject to Board approval. If the Board approves the Sub-Advisory
Agreement, it is expected that QS Investors will become the Subadvisor for DWS
Alternative Asset Allocation Plus VIP and DWS Blue Chip VIP.

QS Investors, 880 Third Avenue, New York, NY 10022, is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, QS Investors would provide global expertise in research, portfolio management and quantitative analysis. QS
Investors manages assets across multiple strategies, including: Global Tactical
Asset Allocation & Active Currency (iGAP), US Active Quantitative Equity (AQE),
International and Global Equity (Diversification Based Investing/DBI) and
Multi-Asset/Strategic Asset Allocation (SAA). QS Investors would make investment decisions, buy and sell securities for DWS Alternative Asset
Allocation Plus VIP and DWS Blue Chip VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate QS Investors out of the management fee it receives from DWS Alternative Asset Allocation
Plus VIP and DWS Blue Chip VIP.

FOR DWS GLOBAL THEMATIC VIP ONLY.

On January 26, 2010, the Advisor also announced its intention to transition members of the portfolio management team for DWS Global Thematic VIP, who are part of its Global Equity Team, out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor, known as
Global Thematic Partners Holdings, LLC ("Global Thematic Partners"). In order for DWS

                                       49
PROSPECTUS May 1, 2010                                            Fund Details

Global Thematic VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the
Board the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The
Sub-Advisory Agreement is subject to Board approval. If the Board approves the
Sub-Advisory Agreement, it is expected that Global Thematic Partners will become the Subadvisor for DWS Global Thematic VIP.

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, is an
investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of the Advisor and the Board, Global Thematic
Partners would make investment decisions, buy and sell securities for DWS
Global Thematic VIP and would conduct research that leads to these purchase and sale decisions. The Advisor would compensate Global Thematic Partners out of the management fee it receives from DWS Global Thematic VIP.

SUBADVISOR AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an
indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Deutsche Investments Australia Limited ("DIAL"), is located at Level 16,
Deutsche Bank Place, Corner of Hunter and Phillip Streets, Sydney NSW 2000,
Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG.
DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great
Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at
48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong
Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.

The subadvisor and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate and global infrastructure (as described below). The subadvisor and each sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to the subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-
subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.

RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-
subadvisory services related to Australian securities.

SUBADVISOR FOR DWS LARGE CAP VALUE VIP

The subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management
International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main,
Germany. DeAMi renders investment advisory and management services to DWS Large
Cap Value VIP and to a portion of DWS Balanced VIP's large cap value allocation. DeAMi is an investment advisor registered with the Securities and
Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of
Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value
Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO
81611. DVM was founded in 1977 and currently manages over $4.7 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the
Advisor, including making each fund's investment decisions and buying and selling securities for each fund. DIMA compensates DVM for its services.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each

                                       50
PROSPECTUS May 1, 2010                                            Fund Details

fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o  MS, Moscow State University; MBA, University of Chicago - Graduate School of
   Business.

THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
   FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
   Management.

o  Senior Portfolio Manager for Quantitative Strategies: New York.

o  BA and MBA, University of Miami.

DWS BLUE CHIP VIP

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.

o  Portfolio manager for GrOWE and Tax Managed Equity: New York.

o  BBA, Pace University.

DWS DREMAN SMALL MID CAP VALUE VIP

DAVID N. DREMAN. Chairman and Chief Investment Officer of Dreman Value
Management, L.L.C. and Lead Portfolio Manager of the fund. Joined the fund in
2002.

o  Began investment career in 1957.

o  Founder, Dreman Value Management, L.L.C.

E. CLIFTON HOOVER, JR. Co-Chief Investment Officer and Managing Director of
Dreman Value Management, L.L.C. and Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997.

o  Over 20 years of investment industry experience.

o  MS, Texas Tech University.

MARK ROACH. Managing Director of Dreman Value Management, L.L.C. and Portfolio
Manager of the fund. Joined the fund in 2006.

o  Joined Dreman Value Management, L.L.C. in 2006.

o  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management
   since 2002.

o  Over 14 years of investment industry experience.

o  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS GLOBAL THEMATIC VIP

OLIVER KRATZ, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2003.

                                       51
PROSPECTUS May 1, 2010                                            Fund Details

o  Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for
   International Equity Fund, after two years of experience at Merrill Lynch,
   Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging
   Markets Securities Price Behavior and Valuation; Kluwers Academic
   Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

o  Head of Global Thematic Equity; Co-Head of Global Agribusiness; Lead
   Portfolio Manager Global Thematic Strategy: New York.

o  BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The
   Fletcher School, administered jointly by Harvard University and Tufts
   University.

DWS GOVERNMENT & AGENCY SECURITIES VIP

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.

o  Portfolio Manager for Retail Fixed Income: New York.

o  Joined Deutsche Asset Management in 2005.

o  BSBA, Georgetown University.

DWS HIGH INCOME VIP

GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined Deutsche Asset Management in 1996. Served as the head of the High
   Yield group in Europe and as an Emerging Markets portfolio manager.

o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

o  BS, United States Military Academy (West Point); MBA, New York University,
   Stern School of Business.

DWS LARGE CAP VALUE VIP

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Lead Portfolio Manager of the fund.
Joined the fund in 2007.

o  Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o  Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.

o  Master's degree in Economics ("Diplom-Volkswirt") from the University of
   Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2006 after 3 years as Executive
   Assistant to the Management Board of Deutsche Bank. Previously, Research
   Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT
   Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o  PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management
   from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA,
   Cologne.

DWS STRATEGIC VALUE VIP

VOLKER DOSCH, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 1989.

o  Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds: Frankfurt.

o  Master's degree in Economics ("Diplom-Volkswirt") from the University of
   Frankfurt, Germany.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2006 after 3 years as Executive
   Assistant to the Management Board of Deutsche Bank. Previously, Research
   Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT
   Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.

o  Portfolio manager for US and global value equity: Frankfurt.

o  PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management
   from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA,
   Cologne.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2009.

                                       52
PROSPECTUS May 1, 2010                                            Fund Details

o  Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

DWS TECHNOLOGY VIP

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management and the Technology team in July 2000 after
   10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North
   America.

o  Senior fund manager covering technology and internet stocks: Frankfurt.

o  MS in Engineering from University of Michigan; MS in Engineering from Ecole
   Centrale Paris; MBA with finance concentration from University of Michigan
   Business School.

CLARK CHANG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management,
   Nollenberger Capital Partners and Fulcrum Global Partners.

o  Global Equity analyst for Technology Fund: New York.

o  BS in Computer Science from University of California, Los Angeles (UCLA);
   MBA with Finance concentration from Anderson School of Management, UCLA.

WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2009.

o  Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.

o  Head of Technology Sector Team; senior fund manager: Frankfurt.

o  Master of Social Science in Money, Banking and Finance, University of
   Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       53
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of each fund. Each fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)")
issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying,"
"purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.

Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies.
For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.

Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.
Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a fund might request additional information
(for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.

Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s)
will be effected at the net asset value per share next calculated.

Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open.
Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

                                       54
PROSPECTUS May 1, 2010                                  Investing in the Funds

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o  After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o  Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o  Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o  Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
   (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o  Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.

o  Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o  Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o  A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund
(e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity

                                       55
PROSPECTUS May 1, 2010                                  Investing in the Funds

into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each fund's market timing policies and procedures may be modified or terminated at any time.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules

                                       56
PROSPECTUS May 1, 2010                                  Investing in the Funds

of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
Information as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
"supermarket" platforms and other formal sales programs; granting the
Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and
obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund.
Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each fund uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.

FOR THE UNDERLYING FUNDS IN WHICH A FUND INVESTS, WE USE THE NAV OF THE
UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING
INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS,
WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock
Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the

                                       57
PROSPECTUS May 1, 2010                                  Investing in the Funds

greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.

DISTRIBUTIONS

Each fund intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.

All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

TAXES

Each fund intends to qualify each year as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of
"investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments.
Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.

MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for each fund's Class B shares.
Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

                                       58
PROSPECTUS May 1, 2010                                  Investing in the Funds

Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                       59
PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS B

YEAR ENDED DECEMBER 31,                                2009(A)
---------------------------------------------------  -----------

SELECTED PER SHARE DATA
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.87
---------------------------------------------------    -------
Income (loss) from investment operations:
  Net investment income (loss)(b)                          .35
---------------------------------------------------    -------
  Net realized and unrealized gain (loss)                 1.39
---------------------------------------------------    -------
  TOTAL FROM INVESTMENT OPERATIONS                        1.74
---------------------------------------------------    -------
NET ASSET VALUE, END OF PERIOD                         $ 12.61
---------------------------------------------------    -------
Total Return (%)(c,d)                                    16.01**
---------------------------------------------------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------
Net assets, end of period ($ millions)                       3
---------------------------------------------------    -------
Ratio of expenses before expense reductions (%)(e)        5.37*
----------------------------------------------------   -------
Ratio of expenses after expense reductions (%)(e)          .61*
----------------------------------------------------   -------
Ratio of net investment income (%)                        4.66*
----------------------------------------------------   -------
Portfolio turnover rate (%)                                155**
----------------------------------------------------   -------

(a)        For the period from May 18, 2009 (commencement of operations of
           Class B shares) to December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e)        The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying
           Funds and non-affiliated funds in which the Portfolio is invested.
           This ratio does not include these indirect fees and expenses.
*          Annualized
**         Not annualized

                                       60
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS BLUE CHIP VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009            2008            2007           2006            2005
------------------------------------------------  ----------  -----------------  -----------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.26       $   14.61        $  16.12       $  14.83        $  13.60
------------------------------------------------   -------       ---------        --------       --------        --------
Income (loss) from investment operations:
  Net investment income(a)                             .10             .04             .11            .11 (c)         .09
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized and unrealized gain (loss)             2.27          (4.89)            .36           2.07            1.22
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.37          (4.85)            .47           2.18            1.31
------------------------------------------------   -------       ---------        --------       --------        --------
Less distributions from:
  Net investment income                              ( .12)         (  .16)         (  .11)        (  .08)         (  .08)
------------------------------------------------   -------       ---------        --------       --------        --------
  Net realized gains                                     -          (2.34)         (1.87)        (  .81)              -
------------------------------------------------   -------       ---------        --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .12)         (2.50)         (1.98)        (  .89)         (  .08)
------------------------------------------------   -------       ---------        --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  9.51       $    7.26        $  14.61       $  16.12        $  14.83
------------------------------------------------   -------       ---------        --------       --------        --------
Total Return (%)                                     33.46          (38.48)(b)        3.15          15.19 (c)        9.68
------------------------------------------------   -------       ---------        --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 .16             .13              11             46              44
------------------------------------------------   -------       ---------        --------       --------        --------
Ratio of expenses before expense reductions (%)       1.02            1.22            1.09           1.09            1.09
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of expenses after expense reductions (%)        1.02            1.21            1.09           1.09            1.09
-------------------------------------------------  -------       ---------        --------       --------        --------
Ratio of net investment income (%)                    1.27             .67             .75            .74 (c)         .61
-------------------------------------------------  -------       ---------        --------       --------        --------
Portfolio turnover rate (%)                             82             127             275            226             288
-------------------------------------------------  -------       ---------        --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Prior to November 3, 2006, the fund was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009            2008            2007         2006         2005
------------------------------------------------  ----------  -----------------  -----------  -----------  -----------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.92       $   20.08        $  22.88     $  19.93     $  20.01
------------------------------------------------   -------       ---------        --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .13             .09             .10          .07          .11
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized and unrealized gain (loss)             2.12          (4.92)            .54         4.67         1.66
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.25          (4.83)            .64         4.74         1.77
------------------------------------------------   -------       ---------        --------     --------     --------
Less distributions from:
  Net investment income                             (  .14)         (  .22)         (  .14)      (  .08)      (  .07)
------------------------------------------------   -------       ---------        --------     --------     --------
  Net realized gains                                     -          (7.11)         (3.30)      (1.71)      (1.78)
------------------------------------------------   -------       ---------        --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .14)         (7.33)         (3.44)      (1.79)      (1.85)
------------------------------------------------   -------       ---------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 10.03       $    7.92        $  20.08     $  22.88     $  19.93
------------------------------------------------   -------       ---------        --------     --------     --------
Total Return (%)                                     29.28          (33.67)(b)        2.67        24.59         9.78
------------------------------------------------   -------       ---------        --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  23              24              34           90           83
------------------------------------------------   -------       ---------        --------     --------     --------
Ratio of expenses before expense reductions (%)       1.14            1.18            1.16         1.17         1.19
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of expenses after expense reductions (%)        1.14            1.17            1.16         1.17         1.19
-------------------------------------------------  -------       ---------        --------     --------     --------
Ratio of net investment income (%)                    1.57             .78             .47          .33          .56
-------------------------------------------------  -------       ---------        --------     --------     --------
Portfolio turnover rate (%)                             72              49             110           52           61
-------------------------------------------------  -------       ---------        --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                       61
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS GLOBAL THEMATIC VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009         2008         2007           2006            2005
------------------------------------------------  ----------  -----------  -----------  ----------------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.85     $  15.66     $  17.38       $  14.43        $  11.78
------------------------------------------------   -------     --------     --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .06          .07          .07            .09 (c)         .07
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized and unrealized gain (loss)             2.42       (5.83)         .90           4.02            2.58
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.48       (5.76)         .97           4.11            2.65
------------------------------------------------   -------     --------     --------       --------        --------
Less distributions from:
  Net investment income                              ( .08)      (  .14)      (  .05)        (  .03)              -
------------------------------------------------   -------     --------     --------       --------        --------
  Net realized gains                                     -       (3.91)      (2.64)        (1.13)              -
------------------------------------------------   -------     --------     --------       --------        --------
  TOTAL DISTRIBUTIONS                                ( .08)      (4.05)      (2.69)        (1.16)              -
------------------------------------------------   -------     --------     --------       --------        --------
NET ASSET VALUE, END OF PERIOD                     $  8.25     $   5.85     $  15.66       $  17.38        $  14.43
------------------------------------------------   -------     --------     --------       --------        --------
Total Return (%)(b)                                  43.23       (47.87)        5.84          29.65 (c)       22.50
------------------------------------------------   -------     --------     --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   5            4           10             25              20
------------------------------------------------   -------     --------     --------       --------        --------
Ratio of expenses before expense reductions (%)       1.73         1.82         1.81           1.76            1.79
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of expenses after expense reductions (%)        1.39         1.45         1.47           1.43            1.65
-------------------------------------------------  -------     --------     --------       --------        --------
Ratio of net investment income (%)                     .88          .73          .46            .53 (c)         .61
-------------------------------------------------  -------     --------     --------       --------        --------
Portfolio turnover rate (%)                            190          229          191            136              95
-------------------------------------------------  -------     --------     --------       --------        --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B

YEARS ENDED DECEMBER 31,                              2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.37       $  12.35          $  12.25        $  12.23     $  12.52
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .48            .52               .53             .50          .47
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)               .45            .03               .12          (  .06)      (  .21)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      .93            .55               .65             .44          .26
------------------------------------------------   --------       --------          --------        --------     --------
Less distributions from:
  Net investment income                              (  .55)        (  .53)           (  .55)         (  .42)      (  .45)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized gains                                      -              -                 -               -       (  .10)
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL DISTRIBUTIONS                                (  .55)        (  .53)           (  .55)         (  .42)      (  .55)
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  12.75       $  12.37          $  12.35        $  12.25     $  12.23
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)                                       7.70           4.60 (b)          5.43 (b)        3.74         2.24
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    7              8                 5              33           47
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)         .92           1.00              1.04            1.07         1.02
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)          .92           1.00              1.01            1.07         1.02
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (%)                     3.81           4.24              4.39            4.16         3.78
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                             390            543               465             241          191
-------------------------------------------------  --------       --------          --------        --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                       62
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS HIGH INCOME VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009            2008           2007        2006        2005
------------------------------------------------  ----------  -----------------  ----------  ----------  ----------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.31       $    7.81        $  8.38     $  8.22     $  8.77
------------------------------------------------   -------       ---------        -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                             .49             .53            .60         .59         .65
------------------------------------------------   -------       ---------        -------     -------     -------
  Net realized and unrealized gain (loss)             1.42          (2.27)         ( .54)        .20       ( .39)
------------------------------------------------   -------       ---------        -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                    1.91          (1.74)           .06         .79         .26
------------------------------------------------   -------       ---------        -------     -------     -------
Less distributions from:
  Net investment income                              ( .64)         (  .76)         ( .63)      ( .63)      ( .81)
------------------------------------------------   -------       ---------        -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  6.58       $    5.31        $  7.81     $  8.38     $  8.22
------------------------------------------------   -------       ---------        -------     -------     -------
Total Return (%)                                     39.64          (24.13)(b)        .54       10.11        3.41
------------------------------------------------   -------       ---------        -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 .2              .1              10          53          56
------------------------------------------------   -------       ---------        -------     -------     -------
Ratio of expenses before expense reductions (%)        .94            1.25           1.08        1.10        1.10
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of expenses after expense reductions (%)         .94            1.23           1.08        1.10        1.10
-------------------------------------------------  -------       ---------        -------     -------     -------
Ratio of net investment income (%)                    8.54            7.98           7.45        7.34        7.87
-------------------------------------------------  -------       ---------        -------     -------     -------
Portfolio turnover rate (%)                             66              38             61          93         100
-------------------------------------------------  -------       ---------        -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

DWS LARGE CAP VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                            2009           2008
------------------------------------------------ ---------- -----------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.92      $    19.20
------------------------------------------------  -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                     .19             .12
------------------------------------------------  -------      ----------
  Net realized and unrealized gain (loss)            1.96          (5.64)
------------------------------------------------  -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                   2.15          (5.52)
------------------------------------------------  -------      ----------
Less distributions from:
  Net investment income                            (  .21)         (  .28)
------------------------------------------------  -------      ----------
  Net realized gains                                    -          (4.48)
------------------------------------------------  -------      ----------
  TOTAL DISTRIBUTIONS                              (  .21)         (4.76)
------------------------------------------------  -------      ----------
NET ASSET VALUE, END OF PERIOD                    $ 10.86      $     8.92
------------------------------------------------  -------      ----------
Total Return (%)                                    24.86          (36.64)(b)
------------------------------------------------  -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  1             .29
------------------------------------------------  -------      ----------
Ratio of expenses before expense reductions (%)      1.06            1.28
------------------------------------------------  -------      ----------
Ratio of expenses after expense reductions (%)       1.06            1.26
------------------------------------------------  -------      ----------
Ratio of net investment income (loss) (%)            1.92            1.20
------------------------------------------------  -------      ----------
Portfolio turnover rate (%)                            76              97
------------------------------------------------  -------      ----------

YEARS ENDED DECEMBER 31,                                 2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.94          $   15.79        $   15.77
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .19                .23 (c)          .19
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  1.99               2.11              .05
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         2.18               2.34              .24
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                  (  .25)            (  .19)          (  .22)
-------------------------------------------------    ----------          ---------        ---------
  Net realized gains                                     (  .67)                 -                -
-------------------------------------------------    ----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                    (  .92)            (  .19)          (  .22)
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    19.20          $   17.94        $   15.79
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          12.77 (b,d)        14.96 (c)         1.58 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        8                 40               40
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)            1.21               1.21             1.21
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)             1.20               1.21             1.20
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                  1.06               1.35 (c)         1.24
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                 103                 76               64
-------------------------------------------------    ----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d)        Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been
           0.04% lower.

                                       63
PROSPECTUS May 1, 2010                                    Financial Highlights

Prior to June 1, 2009, Dreman Value Management, L.L.C. served as the fund's subadvisor and was primarily responsible for the day-to-day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.

DWS STRATEGIC VALUE VIP - CLASS B

YEARS ENDED DECEMBER 31,                             2009             2008             2007             2006           2005
----------------------------------------------- -------------- ----------------- ---------------- ---------------- -----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   6.22        $   14.41         $  15.02         $  13.39       $  12.63
-----------------------------------------------   --------        ---------         --------         --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .10              .16              .24              .22            .19
-----------------------------------------------   --------        ---------         --------         --------       --------
  Net realized and unrealized gain (loss)             1.32           (5.79)          (  .56)            2.19            .75
-----------------------------------------------   --------        ---------         --------         --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.42           (5.63)          (  .32)            2.41            .94
-----------------------------------------------   --------        ---------         --------         --------       --------
Less distributions from:
  Net investment income                              ( .26)          (  .31)          (  .16)          (  .19)        (  .18)
-----------------------------------------------   --------        ---------         --------         --------       --------
  Net realized gains                                     -           (2.25)          (  .13)          (  .59)             -
-----------------------------------------------   --------        ---------         --------         --------       --------
  TOTAL DISTRIBUTIONS                                ( .26)          (2.56)          (  .29)          (  .78)        (  .18)
-----------------------------------------------   --------        ---------         --------         --------       --------
NET ASSET VALUE, END OF PERIOD                    $   7.38        $    6.22         $  14.41         $  15.02       $  13.39
-----------------------------------------------   --------        ---------         --------         --------       --------
Total Return (%)                                     24.94 (b)       (46.16)(b)       (2.19)(b)        18.21 (b)       7.51
-----------------------------------------------   --------        ---------         --------         --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2                2               37              191            135
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of expenses before expense reduction (%)        1.11             1.21             1.15             1.16           1.17
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of expenses after expense reduction (%)         1.08             1.17             1.13             1.16           1.17
-----------------------------------------------   --------        ---------         --------         --------       --------
Ratio of net investment income (%)                    1.57             1.84             1.59             1.48           1.45
-----------------------------------------------   --------        ---------         --------         --------       --------
Portfolio turnover rate (%)                             91               28               27               20             10
-----------------------------------------------   --------        ---------         --------         --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

DWS TECHNOLOGY VIP - CLASS B

YEARS ENDED DECEMBER 31,                       2009            2008           2007           2006          2005
------------------------------------------  ----------  -----------------  ----------  ---------------  ----------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  5.64       $   10.53        $  9.25       $  9.21        $  8.93
------------------------------------------   -------       ---------        -------       -------        -------
Income (loss) from investment operations:
  Net investment income (loss)(a)              ( .02)         (  .03)        (  .05)        ( .04)(c)      ( .07)
-------------------------------------------  -------       ---------        -------       -------        -------
  Net realized and unrealized gain (loss)       3.40          (4.86)          1.33           .08            .36
-------------------------------------------  -------       ---------        -------       -------        -------
  TOTAL FROM INVESTMENT OPERATIONS              3.38          (4.89)          1.28           .04            .29
-------------------------------------------  -------       ---------        -------       -------        -------
Less distributions from:
  Net investment income                            -               -              -             -          ( .01)
-------------------------------------------  -------       ---------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD               $  9.02       $    5.64        $ 10.53       $  9.25        $  9.21
-------------------------------------------  -------       ---------        -------       -------        -------
Total Return (%)                               59.93          (46.44)(b)      13.84           .43 (c)       3.27
-------------------------------------------  -------       ---------        -------       -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             3               2              3            14             16
-------------------------------------------  -------       ---------        -------       -------        -------
Ratio of expenses (%)                           1.18            1.35           1.29          1.28           1.26
-------------------------------------------  -------       ---------        -------       -------        -------
Ratio of net investment income (loss) (%)      ( .27)         (  .35)        (  .53)        ( .51)(c)      ( .76)
-------------------------------------------  -------       ---------        -------       -------        -------
Portfolio turnover rate (%)                       45              71             91            49            135
-------------------------------------------  -------       ---------        -------       -------        -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

                                       64
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.84%            3.16%        $ 10,316.00      $   186.91
 ---         -----              ----             ----         -----------      ----------
   2         10.25%             5.32%            2.83%        $ 10,282.99      $   547.93
 ---         -----              ----             ----         -----------      ----------
   3         15.76%             5.32%            2.50%        $ 10,250.08      $   546.18
 ---         -----              ----             ----         -----------      ----------
   4         21.55%             5.32%            2.17%        $ 10,217.28      $   544.43
 ---         -----              ----             ----         -----------      ----------
   5         27.63%             5.32%            1.85%        $ 10,184.59      $   542.69
 ---         -----              ----             ----         -----------      ----------
   6         34.01%             5.32%            1.52%        $ 10,152.00      $   540.95
 ---         -----              ----             ----         -----------      ----------
   7         40.71%             5.32%            1.20%        $ 10,119.51      $   539.22
 ---         -----              ----             ----         -----------      ----------
   8         47.75%             5.32%            0.87%        $ 10,087.13      $   537.50
 ---         -----              ----             ----         -----------      ----------
   9         55.13%             5.32%            0.55%        $ 10,054.85      $   535.78
 ---         -----              ----             ----         -----------      ----------
 10          62.89%             5.32%            0.23%        $ 10,022.67      $   534.06
 ---         -----              ----             ----         -----------      ----------
TOTAL                                                                          $ 5,055.65
---                                                                            ----------

                                       65
PROSPECTUS May 1, 2010                                                Appendix

DWS BLUE CHIP VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.02%            3.98%        $ 10,398.00      $   104.03
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.02%            8.12%        $ 10,811.84      $   108.17
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.02%           12.42%        $ 11,242.15      $   112.48
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.02%           16.90%        $ 11,689.59      $   116.95
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.09%           21.55%        $ 12,154.83      $   121.61
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.02%           26.39%        $ 12,638.60      $   126.45
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.02%           31.42%        $ 13,141.61      $   131.48
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.02%           36.65%        $ 13,664.65      $   136.71
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.02%           42.09%        $ 14,208.50      $   142.15
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.02%           47.74%        $ 14,774.00      $   147.81
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,247.84
---                                                                            ----------

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.14%            3.86%        $ 10,386.00      $   116.20
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.14%            7.87%        $ 10,786.90      $   120.69
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.14%           12.03%        $ 11,203.27      $   125.34
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.14%           16.36%        $ 11,635.72      $   130.18
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.14%           20.85%        $ 12,084.86      $   135.21
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.14%           25.51%        $ 12,551.33      $   140.43
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.14%           30.36%        $ 13,035.82      $   145.85
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.14%           35.39%        $ 13,539.00      $   151.48
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.14%           40.62%        $ 14,061.60      $   157.32
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.14%           46.04%        $ 14,604.38      $   163.40
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,386.10
---                                                                            ----------

                                       66
PROSPECTUS May 1, 2010                                                Appendix

DWS GLOBAL THEMATIC VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.74%            3.26%        $ 10,326.00      $   176.84
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.74%            6.63%        $ 10,662.63      $   182.60
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.74%           10.10%        $ 11,010.23      $   188.55
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.74%           13.69%        $ 11,369.16      $   194.70
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.74%           17.40%        $ 11,739.80      $   201.05
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.74%           21.23%        $ 12,122.51      $   207.60
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.74%           25.18%        $ 12,517.71      $   214.37
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.74%           29.26%        $ 12,925.79      $   221.36
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.74%           33.47%        $ 13,347.17      $   228.57
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.74%           37.82%        $ 13,782.28      $   236.03
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 2,051.67
---                                                                            ----------

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.92%            4.08%        $ 10,408.00       $    93.88
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.92%            8.33%        $ 10,832.65       $    97.71
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.92%           12.75%        $ 11,274.62       $   101.69
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.92%           17.35%        $ 11,734.62       $   105.84
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.92%           22.13%        $ 12,213.40       $   110.16
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.92%           27.12%        $ 12,711.70       $   114.66
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.92%           32.30%        $ 13,230.34       $   119.33
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.92%           37.70%        $ 13,770.14       $   124.20
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.92%           43.32%        $ 14,331.96       $   129.27
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.92%           49.17%        $ 14,916.70       $   134.54
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,131.28
---                                                                             ----------

                                       67
PROSPECTUS May 1, 2010                                                Appendix

DWS HIGH INCOME VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------

   1          5.00%             0.94%            4.06%        $ 10,406.00       $    95.91
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.94%            8.28%        $ 10,828.48       $    99.80
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.94%           12.68%        $ 11,268.12       $   103.85
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.94%           17.26%        $ 11,725.61       $   108.07
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.94%           22.02%        $ 12,201.67       $   112.46
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.94%           26.97%        $ 12,697.05       $   117.02
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.94%           32.13%        $ 13,212.55       $   121.78
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.94%           37.49%        $ 13,748.98       $   126.72
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.94%           43.07%        $ 14,307.19       $   131.86
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.94%           48.88%        $ 14,888.06       $   137.22
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,154.69
---                                                                             ----------

DWS LARGE CAP VALUE VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.06%            3.94%        $ 10,394.00      $   108.09
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.06%            8.04%        $ 10,803.52      $   112.35
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.06%           12.29%        $ 11,229.18      $   116.77
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.06%           16.72%        $ 11,671.61      $   121.37
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.06%           21.31%        $ 12,131.47      $   126.16
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.06%           26.09%        $ 12,609.45      $   131.13
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.06%           31.06%        $ 13,106.27      $   136.29
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.06%           36.23%        $ 13,622.65      $   141.66
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.06%           41.59%        $ 14,159.39      $   147.24
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.06%           47.17%        $ 14,717.27      $   153.05
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,294.11
---                                                                            ----------

                                       68
PROSPECTUS May 1, 2010                                                Appendix

DWS STRATEGIC VALUE VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.11%            3.89%        $ 10,389.00      $   113.16
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.11%            7.93%        $ 10,793.13      $   117.56
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.11%           12.13%        $ 11,212.98      $   122.13
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.11%           16.49%        $ 11,649.17      $   126.88
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.11%           21.02%        $ 12,102.32      $   131.82
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.11%           25.73%        $ 12,573.10      $   136.95
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.11%           30.62%        $ 13,062.20      $   142.28
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.11%           35.70%        $ 13,570.32      $   147.81
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.11%           40.98%        $ 14,098.20      $   153.56
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.11%           46.47%        $ 14,646.62      $   159.53
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,351.68
---                                                                            ----------

DWS TECHNOLOGY VIP - CLASS B

            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------

   1          5.00%             1.18%            3.82%        $ 10,382.00      $   120.25
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.18%            7.79%        $ 10,778.59      $   124.85
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.18%           11.90%        $ 11,190.33      $   129.62
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.18%           16.18%        $ 11,617.81      $   134.57
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.18%           20.62%        $ 12,061.61      $   139.71
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.18%           25.22%        $ 12,522.36      $   145.05
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.18%           30.01%        $ 13,000.71      $   150.59
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.18%           34.97%        $ 13,497.34      $   156.34
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.18%           40.13%        $ 14,012.94      $   162.31
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.18%           45.48%        $ 14,548.23      $   168.51
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,431.80
---                                                                            ----------

ADDITIONAL INDEX INFORMATION

DWS BLUE CHIP VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

DWS DREMAN SMALL MID CAP VALUE VIP

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

DWS GLOBAL THEMATIC VIP

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
Returns reflect reinvestment of dividends net of withholding taxes.

DWS GOVERNMENT & AGENCY SECURITIES VIP

BARCLAYS CAPITAL GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National
Mortgage Association.

                                       69
PROSPECTUS May 1, 2010                                                Appendix

DWS HIGH INCOME VIP

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

DWS LARGE CAP VALUE VIP

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

DWS STRATEGIC VALUE VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS TECHNOLOGY VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX is an unmanaged
capitalization-weighted index based on a universe of technology-related stocks.

                                       70
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series II
                  811-05002

                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(05/01/10) 2B-1

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund Institutional
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure  Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following information replaces similar disclosure under “Financial Intermediary Support Payments” section of each Fund’s/Portfolio’s Statement of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the Fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the Fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund.  You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the “Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II —Appendix II-E will receive revenue sharing payments at different points during the coming year as described above.

Please Retain This Supplement for Future Reference

December 21, 2010

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS Capital Growth Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Diversified International Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Europe Equity Fund
DWS GNMA Fund
DWS Global Bond Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS Lifecycle Long Range Fund

DWS Massachusetts Tax Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Series
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
NY Tax Free Money Fund
Tax-Exempt California Money Market Fund
Tax Free Money Fund Investment

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

Investors Cash Trust
Treasury Portfolio

The following disclosure is added to the “Terms of the Investment Management Agreements” sub-section of the “MANAGEMENT OF THE FUNDS” section of each Fund’s Statement of Additional Information Part II:

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

Please Retain This Supplement for Future Reference

August 6, 2010

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

CLASS A, CLASS B

345 Park Avenue

New York, NY 10154

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2011 (the “Prospectus/Proxy Statement”) for the Special Meetings of Shareholders of DWS Health Care VIP, a series of DWS Variable Series I (“Health Care”) and DWS Technology VIP, a series of DWS Variable Series II (“Technology”) (each an “Acquired Fund”), to be held on April 11, 2011. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337, or from your insurance company and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Class A and Class B shares of DWS Capital Growth VIP, a series of DWS Variable Series I (“Capital Growth”) is contained in the Class A Prospectus for Capital Growth, and the Class B Prospectus for Capital Growth, respectively, each dated May 1, 2010, as may be supplemented from time to time. Additionally, further information about Class A and Class B shares of Capital Growth is contained in the Statement of Additional Information of Capital Growth, dated May 1, 2010, as revised May 10, 2010, and as may be supplemented from time to time, relating to Class A and Class B shares, which is incorporated by reference herein. Copies of the Prospectuses and Statement of Additional Information may be obtained at no charge by contacting your fund at 1-800-728-3337, or from your insurance company and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). The audited financial statements and related Independent Registered Public Accounting Firm’s reports for Capital Growth, Health Care and Technology contained in each fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010 are incorporated herein by reference. No other parts of each fund’s Annual Report to Shareholders are incorporated by reference herein.

The unaudited narrative description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of Capital Growth as if the mergers had been consummated on January 1, 2010.

The date of this Merger SAI is [                    ], 2011.

1

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE MERGER

The unaudited pro forma information set forth below for the twelve months ended December 31, 2010 is intended to present ratios and supplemental data as if the mergers of DWS Technology VIP and DWS Health Care VIP (“Acquired Funds”) into DWS Capital Growth VIP had occurred as of the beginning of the period (unless otherwise noted). The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. As such, the information below is presented for proposed merger of the Acquired Funds into DWS Capital Growth VIP and each Acquired Fund into DWS Capital Growth VIP.

Basis of Combination

On January 12, 2011, the Board of Trustees of DWS Technology VIP and DWS Health Care VIP approved, for each of the Acquired Funds, an Agreement and Plan of Reorganization (each a “Plan of Reorganization”) whereby, subject to the approval of each Acquired Fund’s shareholders, all of the assets of DWS Technology VIP and DWS Health Care VIP will be transferred to DWS Capital Growth VIP solely in exchange for the issuance and delivery to DWS Technology VIP and DWS Health Care VIP of shares of Class A and Class B shares of DWS Capital Growth VIP with an aggregate value equal to the value of DWS Technology VIP’s and DWS Health Care VIP’s assets net of liabilities (“Merger Shares”), and for the assumption by DWS Capital Growth VIP of all the liabilities of DWS Technology VIP and DWS Health Care VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. Each merger is separate and distinct from each other. All Merger Shares delivered to DWS Technology VIP and DWS Health Care VIP, respectfully, will be exchanged for an investment in the same class of DWS Capital Growth VIP at net asset value. Immediately following the transfer, the appropriate class of the Merger Shares received by DWS Technology VIP and DWS Health Care VIP will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record. Shares of DWS Technology VIP and DWS Health Care VIP will, in effect, be exchanged on a federal income tax-free basis for the same class of shares of DWS Capital Growth VIP at net asset value.

Under the terms of each Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the acquisition, DWS Capital Growth VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The merger costs are currently estimated to be $425,000, of which $225,000 will be borne by DWS Technology VIP and $200,000 will be borne by DWS Health Care VIP. The pro forma information provided herein should be read in conjunction with the financial statements of DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP included in the annual report of each Fund, in each case dated December 31, 2010. The unaudited pro forma information set forth below reflects adjustments made to expenses for contractual rates, duplicate services and other services that would not have occurred if the Reorganization took place on January 1, 2010. This pro forma information has been derived from the books and records of each Fund utilized in calculating daily net asset value for each Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Technology VIP and DWS Health Care VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth VIP during that period:

Management Fee	($366,585)
Audit fee	($64,563)
Custody fee	($37,107)
Reports to shareholders	($24,118)

The merger of DWS Technology VIP into DWS Capital Growth VIP is not contingent upon the approval of the merger of DWS Health Care VIP. On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Technology VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth during that period:

Management Fee	($218,460)
Audit fee	($42,230)
Custody fee	($27,811)
Reports to shareholders	($30,650)

The merger of DWS Health Care VIP into DWS Capital Growth VIP is not contingent upon the approval of the merger of DWS Technology VIP. On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Health Care VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth VIP during that period:

Management Fee	($148,125)
Audit fee	($23,484)
Custody fee	($27,777)
Reports to shareholders	($2,128)

Pursuant to the Investment Management Agreement, DWS Capital Growth VIP pays a monthly management fee to Deutsche Investment Management Americas Inc. (“DIMA”) based on DWS Capital Growth VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Capital Growth VIP’s average daily net assets ..390%

Next $750 million of such net assets .365%

Over $1 billion of such net assets .340%

Pursuant to the Investment Management Agreement, DWS Technology VIP pays a monthly management fee to DIMA based on DWS Technology VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Technology VIP’s average daily net assets .665%

Next $750 million of such net assets .635%

Next $1.5 billion of such net assets .615%

Next $2.5 billion of such net assets .595%

Next $2.5 billion of such net assets ..565%

Next $2.5 billion of such net assets .555%

Next $2.5 billion of such net assets .545%

Over $12.5 billion of such net assets .535%

Pursuant to the Investment Management Agreement, DWS Health Care VIP pays a monthly management fee to DIMA based on DWS Health Care VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Health Care VIP’s average daily net assets .665%

Next $750 million of such net assets .640%

Next $1.5 billion of such net assets .615%

Next $2.5 billion of such net assets .595%

Next $2.5 billion of such net assets .565%

Next $2.5 billion of such net assets .555%

Next $2.5 billion of such net assets ..545%

Over $12.5 billion of such net assets .535%

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP. For all services provided under the Administrative Services Agreement, each fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the fund’s average daily net assets, computed and accrued daily and payable monthly.

DWS Investments Service Company (“DISC”), an affiliate of DIMA, is the transfer agent and dividend-disbursing agent for DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP.

As of December 31, 2010, the net assets of DWS Capital Growth VIP were $741,056,060, the net assets of DWS Technology VIP were $75,700,068 and the net assets of DWS Health Care VIP were $48,411,030. The net assets of the combined fund as of December 31, 2010 would have been $864,742,158, after accounting for a reduction of $425,000 due to the estimated reorganization costs of which $225,000 will be borne by DWS Technology VIP and $200,000 will be borne by DWS Health Care VIP.

The net assets of the combined fund for the merger of only DWS Capital Growth VIP and DWS Technology VIP as of December 31, 2010 would have been $816,531,128, after accounting for a reduction of $225,000 due to the estimated reorganization costs which will be borne by DWS Technology VIP.

The net assets of the combined fund for the merger of only DWS Capital Growth VIP and DWS Health Care VIP as of December 31, 2010 would have been $789,267,090, after accounting for a reduction of $200,000 due to the estimated reorganization costs which will be borne by DWS Health Care VIP.

No significant accounting policies will change as the result of the proposed reorganization.

DIMA anticipates selling approximately 70% of DWS Technology VIP’s investments and approximately 90% of DWS Health Care VIP’s investments prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, each Acquired Fund’s portfolio will conform more closely to DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The estimated transaction costs in connection with repositioning of the DWS Technology VIP’s and DWS Health Care VIP’s investments are $63,000 and $50,000, respectively.

Federal Income Taxes

At December 31, 2010, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $163,203,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011 ($69,353,000), December 31, 2012 ($28,616,000), December 31, 2015 ($6,163,000), December 31, 2016 ($20,912,000) and December 31, 2017 ($38,159,000), the respective expiration dates, whichever occurs first and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

At December 31, 2010, DWS Health Care VIP had no capital loss carryforwards.

At December 31, 2010, DWS Technology VIP had a net tax basis capital loss carryforward of approximately $105,417,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011($71,516,000), December 31, 2016 ($13,148,000) and December 31, 2017 ($20,753,000), the respective expiration dates, whichever occurs first.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Capital Growth VIP intends to continue to qualify as a regulated investment company.

                      STATEMENT OF ADDITIONAL INFORMATION

                      MAY 1, 2010 AS REVISED MAY 10, 2010

                             DWS VARIABLE SERIES I

                           DWS INVESTMENTS VIT FUNDS

                      CLASS A, CLASS B AND CLASS B2 SHARES

                ONE BEACON STREET, BOSTON, MASSACHUSETTS 02108

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the applicable combined prospectus for
DWS Variable Series I and DWS Investments VIT Funds, dated May 1, 2010 as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 728-3337. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling (800) 728-3337.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

DWS Variable Series I offers a choice of 6 funds and DWS Investments VIT Funds offers 2 funds to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating
Insurance Companies").

Except as noted below, each fund offers Class A and Class B shares. The funds are:

DWS VARIABLE SERIES I            DWS INVESTMENTS VIT FUNDS
------------------------------   -----------------------------------------------
DWS BOND VIP (CLASS A ONLY)      DWS EQUITY 500 INDEX VIP (CLASSES A, B AND B2)
DWS GROWTH & INCOME VIP          DWS SMALL CAP INDEX VIP
DWS CAPITAL GROWTH VIP
DWS GLOBAL OPPORTUNITIES VIP
DWS INTERNATIONAL VIP
DWS HEALTH CARE VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"DeAM" - Deutsche Asset Management

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor" - Northern Trust Investments, N.A., 50 South LaSalle Street,
Chicago, IL 60603 for DWS Equity 500 Index VIP and DWS Small Cap Index VIP

"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606

"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th
Street, Kansas City, Missouri 64105-1614

"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street,
Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)

"DWS funds" - The US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of a Trust

"Board" - Board of Trustees of a Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)

"fund" or "series" - DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth
VIP, DWS Global Opportunities VIP, DWS International VIP, DWS Health Care VIP,
DWS Equity 500 Index VIP and/or DWS Small Cap Index VIP as the context may require

"Custodian" - For all funds (other than DWS Global Opportunities VIP and DWS
International VIP): State Street Bank and Trust Company, Lafayette Corporate
Center, 2 Avenue De Lafayette, Boston, MA 02111; for DWS Global Opportunities
VIP and DWS International VIP: JPMorgan Chase, N.A, 1 Chase Manhattan Plaza,
New York, NY 10005-1401

"Fund Legal Counsel" - For series of DWS Variable Series I: Ropes & Gray LLP,
One International Place, Boston, MA 02110. For series of DWS Investments VIT
Funds: Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, One International Place,
Boston, MA 02110-2624

"Trust" - DWS Variable Series I or DWS Investments VIT Funds, as applicable
(each a "Trust," together the "Trusts")

"NRSRO"- A nationally recognized statistical rating organization

"S&P" - Standards & Poor's Ratings Group, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Investors Service, Inc., an NRSRO

FUND ORGANIZATION

DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global
Opportunities VIP, DWS International VIP and DWS Health Care VIP are each a series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated October
24, 1997, as amended from time to time. On February 6, 2006, Scudder Variable
Series I was renamed DWS Variable Series I. On February 6, 2006, Bond Portfolio
was renamed DWS Bond VIP, Growth & Income Portfolio was renamed DWS Growth &
Income VIP, Capital Growth Portfolio was renamed DWS Capital Growth VIP, Global
Discovery Portfolio was renamed DWS Global Opportunities VIP, International
Portfolio was renamed DWS International VIP and Health Sciences Portfolio was
renamed DWS Health Care VIP.

DWS Equity 500 Index VIP and DWS Small Cap Index VIP are series of DWS
Investments VIT Funds, a registered open-end management investment company organized as a Massachusetts business trust under the

                                      I-1

laws of Massachusetts on January 18, 1996. On February 6, 2006, Scudder
Investments VIT Funds was renamed DWS Investments VIT Funds. On September 19,
2005, Scudder VIT Equity 500 Index Fund acquired the assets of SVS Index 500
Portfolio. On February 6, 2006, Scudder VIT Equity 500 Index Fund was renamed
DWS Equity 500 Index VIP and Scudder VIT Small Cap Index Fund was renamed DWS
Small Cap Index VIP.

Each Trust is governed by an Amended and Restated Declaration of Trust dated
October 24, 1997 for DWS Variable Series I and January 18, 1996 for DWS
Investments VIT Funds, as may be further amended from time to time (the
"Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2006 for DWS Variable Series I and DWS Investments VIT Funds.

The Board has the authority to divide the shares of each Trust into multiple funds by establishing and designating two or more series of each Trust. The
Board also has the authority to establish and designate two or more classes of shares of each Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of each Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of each Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of each Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause each Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder

                                      I-2

is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and
(g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and each Trust may suspend the right of shareholders to require each Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.

Upon the termination of each Trust or any series or class, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series or class, in cash or in kind or partly each, to the shareholders of the Trust or the series or class involved, ratably according to the number of shares of the Trust or such series or class held by the several shareholders of the Trust or such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders
(including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

MANAGEMENT OF EACH FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods, as well as information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B and PART I - APPENDIX I-C.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

                                      I-3

PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX
I-E. For information regarding payments made to DIDI, see PART I - APPENDIX
I-E. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

DISTRIBUTION PLAN PAYMENTS

DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's
Rule 12b-1 Plans are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal year are set forth in PART I - APPENDIX I-G. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-G.

Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-H includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.

INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.

Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.

Each fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50%
of the outstanding voting securities of a fund.

As a matter of fundamental policy, a fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                                      I-4

(2)    issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    (for all funds except DWS Health Care VIP) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    (for DWS Equity 500 Index VIP and DWS Small Cap Index VIP only) any commercial paper issued by a foreign entity corporation and purchased by the fund must be US dollar denominated and must not be subject to foreign withholding tax at the time of purchase.

(3)    (for DWS Equity 500 Index VIP and DWS Small Cap Index VIP only) at the time the fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's;
       outstanding commercial paper or bank obligations rated A-1 by S&P or
       Prime-1 by Moody's or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the
       Advisor.

(4)    (for DWS Equity 500 Index VIP and DWS Small Cap Index VIP only)
       commercial paper when purchased by the fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality.

(5)    (for DWS Bond VIP only) the fund may invest in all types of direct debt investments, but among these investments the fund currently intends to invest primarily in direct loans and trade claims.

(6)    (for DWS Bond VIP only) the fund may not invest more than 25% of its total assets in bonds from foreign issuers.

(7)    (for DWS Bond VIP only) the fund may not invest more than 25% of its assets in non-US dollar denominated foreign debt securities.

(8)    (for DWS Growth & Income VIP and DWS Capital Growth VIP only) the fund may not invest more than 25% of its assets in non-US dollar denominated equity securities of foreign issuers.

(9)    (for DWS Bond VIP only) the fund has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the fund's total assets.

(10)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) if a participation interest in which the fund invests is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation

                                      I-5

       interests, determined by the Advisor to be of comparable quality to those instruments in which the fund may invest.

(11)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP)  the fund will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment or proceeds of the transaction will be greater than the interest expense of the transaction.

(12)   (for DWS Equity 500 Index VIP and DWS Small Cap Index VIP only) the fund will not enter into when-issued commitments exceeding in the aggregate
       15% of the market value of the fund's total assets, less liabilities other than the obligations created by when-issued commitments.

(13)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20%
       of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(14)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund may not purchase warrants if as a result, such securities, taken at the lower of cost or market value would represent more than 5%
       of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

(15)   (for DWS Capital Growth VIP and DWS International VIP only) the fund may write covered call and put options on no more than 5% of assets, the value of aggregate premiums paid for all put and call options will not exceed 20% of assets.

(16)   (for DWS Small Cap Index VIP only) the fund may invest up to 5% of its total assets in warrants listed on the NYSE or ASE (2% of its total assets in warrants not listed on the NYSE or ASE).

(17)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on
       Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(18)   the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(19)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(20)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund will not sell put options if, as a result, more than 50%
       of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(21)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

(22)   (for all funds except DWS Equity 500 Index VIP and DWS Small Cap Index
       VIP) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(23)   (for DWS Bond VIP only) the fund will limit its currency exposure to 15%
       of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

(24)   (for DWS Bond VIP only) will only sell credit protection with respect to securities in which it would be authorized to invest directly.

(25)   (for all funds except DWS Bond VIP, DWS Equity 500 Index VIP and DWS
       Small Cap Index VIP) no more than 5% of total assets may be invested in credit default swaps for purposes of buying credit

                                      I-6

       protection on individual securities if the fund does not own the underlying security or securities at the time of investment.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of each fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of
PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110.
PricewaterhouseCoopers LLP is an independent registered public accounting firm.
The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated
December 31, 2009 (SEC File No. DWS Variable Series I 811-04257 and DWS
Investments VIT Funds 811-07507), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-I.

                                      I-7

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL

BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31,
2009.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DWS VARIABLE SERIES I     DWS INVESTMENTS VIT FUNDS

INDEPENDENT BOARD MEMBER:
John W. Ballantine                   None                       None
Henry P. Becton, Jr.                 None                       None
Dawn-Marie Driscoll                  None                       None
Keith R. Fox                         None                       None
Paul K. Freeman                      None                       None
Kenneth C. Froewiss                  None                       None
Richard J. Herring                   None                       None
William McClayton                    None                       None
Rebecca W. Rimel                     None                       None
William N. Searcy, Jr.               None                       None
Jean Gleason Stromberg               None                       None
Robert Wadsworth                     None                       None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None

(1)   Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the
      Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

                                      I-8

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity
      Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income
      Series, DWS Strategic Government Securities Fund, DWS Strategic Income
      Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS
      Variable Series II, Investors Cash Trust, Tax-Exempt California Money
      Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High
      Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust,
      DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical
      Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic
      Municipal Income Trust.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or
Distributor and any persons (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

As of April 7, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.

25% OR GREATER OWNERSHIP

No investor owns 25% or more of a fund's shares as of April 7, 2010, and therefore there is no presumed control of a fund, except as noted below.
Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who own 5% or more of a fund share class as of April 7, 2010. All holdings are of record, unless otherwise indicated.

DWS BOND VIP

NAME AND ADDRESS OF INVESTOR           SHARES          CLASS     PERCENTAGE

MUTUAL OF AMERICA                    10,428,357.14      A           36.89%
NEW YORK NY 10022-6815

                                       I-9

NAME AND ADDRESS OF INVESTOR           SHARES         CLASS     PERCENTAGE

MUTUAL OF AMERICA SEP                6,783,581.18      A           24.00%
ACCT 2
NEW YORK NY 10022-6815
ZURICH DESTINATIONS/                 2,679,382.76      A            9.48%
FARMERS FUND
C/O KILICO
ATTN INVESTMENT
ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
KEMPER INVESTORS LIFE                1,778,690.80      A            6.29%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

DWS GROWTH & INCOME VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ALLMERICA LIFE SVSII                      5,063,462.25      A           35.17%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
ZURICH DESTINATIONS/ FARMERS FUND         3,732,930.25      A           25.93%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
CHARTER NAT LIFE INS CO-HORIZON           2,136,381.90      A           14.84%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210
KEMPER INVESTORS LIFE                       875,219.66      A            6.08%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
UNITED OF OMAHA                             254,992.65      B           86.24%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                        17,936.78      B            6.07%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66606-2541
KEMPER INVESTORS LIFE INS CO                 15,937.71      B            5.39%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

                                      I-10

DWS CAPITAL GROWTH VIP

NAME AND ADDRESS OF INVESTOR                SHARES          CLASS     PERCENTAGE

MUTUAL OF AMERICA SEP ACCT 2              11,865,761.74      A           29.09%
NEW YORK NY 10022-6815
ZURICH DESTINATIONS/ FARMERS FUND          9,386,829.39      A           23.01%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                       5,153,280.04      A           12.63%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
MUTUAL OF AMERICA                          5,089,689.36      A           12.48%
NEW YORK NY 10022-6815
KEMPER INVESTORS LIFE                      3,872,331.41      A            9.49%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
CHARTER NAT LIFE INS CO-HORIZON            2,582,038.55      A            6.33%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210
METLIFE INSURANCE CO OF CT                   592,161.18      B           83.79%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027
SYMETRA LIFE INSURANCE CO                    104,674.38      B           14.81%
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA 98004-5130

DWS GLOBAL OPPORTUNITIES VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS/ FARMERS FUND         5,624,361.79      A           46.98%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      2,387,450.78      A           19.94%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
CHARTER NAT LIFE INS CO-HORIZON           1,438,495.78      A           12.02%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210
LINCOLN BENEFIT LIFE ANNUTIY-270            642,067.50      A            5.36%
ATTN ACCTNG FINANCIAL CONTROL TEAM
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
METLIFE INSURANCE CO OF CT                  359,781.51      B           65.22%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027

                                      I-11

NAME AND ADDRESS OF INVESTOR          SHARES        CLASS     PERCENTAGE

UNITED OF OMAHA                      182,490.65      B           33.08%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

DWS INTERNATIONAL VIP

NAME AND ADDRESS OF INVESTOR                SHARES          CLASS     PERCENTAGE

MUTUAL OF AMERICA SEP ACCT 2              12,923,795.36      A           32.02%
NEW YORK NY 10022-6815
ZURICH DESTINATIONS/ FARMERS FUND          5,211,871.32      A           12.91%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
MUTUAL OF AMERICA                          3,051,641.98      A            7.56%
NEW YORK NY 10022-6815
CHARTER NAT LIFE INS CO-HORIZON            2,903,624.77      A            7.19%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210
METLIFE INV USA SEP ACCT A                 2,706,545.63      A            6.71%
BOSTON MA 02116-3706
UNION CENTRAL ESP INTERNATIONAL            2,402,355.39      A            5.95%
LINCOLN NE 68510-2234
ALLMERICA LIFE SVSII                       2,328,028.63      A            5.77%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                         27,681.85      B           49.69%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66606-2541
UNITED OF OMAHA                                9,710.84      B           17.43%
OMAHA NE 68175-0001
KEMPER INVESTORS LIFE INS CO                   9,227.53      B           16.56%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
SYMETRA LIFE INSURANCE CO                      9,086.99      B           16.31%
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA 98004-5130

                                      I-12

DWS HEALTH CARE VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS/ FARMERS FUND         2,960,529.13      A           68.61%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                        971,634.59      A           22.52%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
GREAT-WEST LIFE & ANN SCH ANNUITY           229,534.21      A            5.32%
GREENWOOD VLG CO 80111-5002
METLIFE INSURANCE CO OF CT                  265,831.32      B           98.63%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027

DWS EQUITY 500 INDEX VIP

NAME AND ADDRESS OF INVESTOR                 SHARES          CLASS    PERCENTAGE

LINCOLN NATIONAL LIFE INSURANCE            33,709,651.15      A          59.85%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506
ZURICH DESTINATIONS/ FARMERS FUND           6,237,121.25      A          11.07%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
PHOENIX HOME LIFE INSURANCE CO              4,610,048.34      A           8.19%
ATTN MAUREEN CAMPIONE
E GREENBUSH NY 12061-4134
ALLMERICA LIFE SVSII                        3,505,323.79      A           6.22%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
PHOENIX LIFE INSURANCE CO                   2,930,596.25      A           5.20%
ATTN MAUREEN CAMPIONE
E GREENBUSH NY 12061-4134
LINCOLN NATIONAL LIFE INSURANCE             3,621,756.21      B          85.79%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506
LINCOLN LIFE & ANNUITY CO OF NY               278,646.46      B           6.60%
SEPARATE ACCOUNT M1
FORT WAYNE IN 46802-3506
LINCOLN BENEFIT LIFE                          230,571.12      B           5.46%
VARIABLE ACCOUNT
PALATINE IL 60094-4210
THE MANUFACTURES LIFE INS CO (USA)          1,689,329.59      B2         99.91%
BOSTON MA 02116-3787

                                      I-13

DWS SMALL CAP INDEX VIP

NAME AND ADDRESS OF INVESTOR                 SHARES          CLASS    PERCENTAGE

LINCOLN NATIONAL LIFE INSURANCE            13,644,867.93      A          54.31%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506
NYLIAC                                      2,615,166.93      A          10.41%
ATTN ASHESH UPADHYAY
PARSIPPANY NJ 07054-1007
PRUBENEFIT LAUREATE                         1,441,207.39      A           5.74%
LIVINGSTON NJ 07039-2729
LINCOLN NATIONAL LIFE INSURANCE             2,143,978.38      B          46.58%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506
LINCOLN LIFE INSURANCE CO                   1,263,832.74      B          27.46%
JPF SEPARATE ACCOUNT A
ATTN JENNIFER KROUSE MS2H17
FORT WAYNE IN 46802-3518
SUN LIFE ASSURANCE CO OF CANADA US            337,327.20      B           7.33%
ATTN VUL ACCOUNTING CNTRL SC4319
WELLESLEY HLS MA 02481

                                      I-14

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75%
of the meetings of the Board and meetings of the Board Committees on which such
Board Member served.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Currently, all or in some cases all but one of a fund's Board Members are
Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser.
These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate.
Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the
Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-15

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee,
Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and
Operations Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-16

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                                      I-17

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-18

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board
Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.

AGGREGATE COMPENSATION FROM EACH FUND

                                                DWS GROWTH &     DWS CAPITAL        DWS GLOBAL
                               DWS BOND VIP      INCOME VIP       GROWTH VIP     OPPORTUNITIES VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine            $480             $360             $1,479          $424
Henry P. Becton, Jr.          $480             $360             $1,479          $424
Dawn-Marie Driscoll           $480             $360             $1,479          $424
Keith R. Fox                  $459             $348             $1,395          $408
Paul K. Freeman               $561             $410             $1,821          $491
Kenneth C. Froewiss           $459             $348             $1,395          $408
Richard J. Herring            $480             $360             $1,479          $424
William McClayton             $493             $368             $1,535          $435
Rebecca W. Rimel              $459             $348             $1,395          $408
William N. Searcy, Jr.        $480             $360             $1,479          $424
Jean Gleason Stromberg        $459             $348             $1,395          $408
Robert Wadsworth              $493             $368             $1,535          $435

                                      I-19

AGGREGATE COMPENSATION FROM EACH FUND

                                                         DWS HEALTH     DWS EQUITY 500     DWS SMALL CAP
                               DWS INTERNATIONAL VIP      CARE VIP         INDEX VIP         INDEX VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine            $780                      $286           $1,535             $674
Henry P. Becton, Jr.          $780                      $286           $1,535             $674
Dawn-Marie Driscoll           $780                      $286           $1,535             $674
Keith R. Fox                  $740                      $278           $1,447             $642
Paul K. Freeman               $940                      $316           $1,891             $807
Kenneth C. Froewiss           $740                      $278           $1,447             $642
Richard J. Herring            $780                      $286           $1,535             $674
William McClayton             $806                      $291           $1,593             $696
Rebecca W. Rimel              $740                      $278           $1,447             $642
William N. Searcy, Jr.        $780                      $286           $1,535             $674
Jean Gleason Stromberg        $740                      $278           $1,447             $642
Robert Wadsworth              $806                      $291           $1,593             $696

TOTAL COMPENSATION FROM DWS FUND COMPLEX

                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000

(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2)   Includes $75,829 in annual retainer fees received by Dr. Freeman as
Chairperson of DWS funds.

                                      I-20

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all DWS
Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.

DWS BOND VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Kenneth R. Bowling             $  0                    $10,001 - $50,000
Jamie Guenther                 $  0                    $10,001 - $50,000
John Brennan                   $ 0/(1)/                $50,001 - $100,000
Bruce Harley                   $  0                    $10,001 - $50,000
J. Richard Robben              $  0                    $50,001 - $100,000
David Vignolo                  $  0                   $100,001 - $500,000
J. Kevin Horsley               $  0                    $50,001 - $100,000
Stephen Willer                 $  0                    $50,001 - $100,000

DWS GROWTH & INCOME VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                    $ 0/(2)/               $100,001 - $500,000
Russell Shtern                 $  0                    $50,001 - $100,000

DWS CAPITAL GROWTH VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Owen Fitzpatrick               $ 0/(3)/               $100,001 - $500,000
Brendan O'Neill                $ 0/(4)/                $50,001 - $100,000
Thomas M. Hynes, Jr.           $ 0/(5)/               $100,001 - $500,000

DWS GLOBAL OPPORTUNITIES VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Joseph Axtell                  $ 0/(6)/                $100,001 - 500,000

                                      I-21

DWS INTERNATIONAL VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Nikolaus Poehlmann            $0                    $0
Udo Rosendahl                 $0                    $0
Mark Schumann                 $0                    $0
Andreas Wendelken             $0                    $0

DWS HEALTH CARE VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Leefin Lai                     $ 0/(7)/               $100,001 - $500,000

DWS EQUITY 500 INDEX VIP

                                DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED

Brent Reeder                  $0

DWS SMALL CAP INDEX VIP

                                DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED

Brent Reeder                  $0

/(1)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Plus Income Fund, the retail mutual fund that has the same investment strategy.

/(2)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Growth & Income Fund, the retail mutual fund that has the same investment strategy.

/(3)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Capital Growth Fund, the retail mutual fund that has the same investment strategy.

/(4)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Capital Growth Fund, the retail mutual fund that has the same investment strategy.

/(5)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Capital Growth Fund, the retail mutual fund that has the same investment strategy.

/(6)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $100,001 - $500,000 in
DWS Global Small Cap Growth Fund, the retail mutual fund that has the same investment strategy.

/(7)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
International Fund, the retail mutual fund that has the same investment strategy.

                                      I-22

Because DWS International VIP's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as a fund, on account of US tax and other regulatory limitations applicable to foreign investors.

CONFLICTS OF INTEREST

In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.

DWS BOND VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Kenneth R. Bowling          6          $1,908,625,336               0                     $0
Jamie Guenther              6          $1,591,277,045               0                     $0
John Brennan                7          $1,909,845,935               0                     $0
Bruce Harley                6          $1,591,277,045               0                     $0
J. Richard Robben           7          $1,909,845,935               0                     $0
David Vignolo               6          $1,591,277,045               0                     $0
J. Kevin Horsley            6          $1,591,277,045               0                     $0
Stephen Willer              6          $1,591,277,045               0                     $0

DWS GROWTH & INCOME VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang                39         $15,319,607,541              0                     $0
Russell Shtern              3         $   757,657,889              0                     $0

                                      I-23

DWS CAPITAL GROWTH VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                           NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                          REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                   INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER          COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Owen Fitzpatrick              3          $2,526,058,559               0                     $0
Brendan O'Neill               2          $1,983,152,356               0                     $0
Thomas M. Hynes, Jr.          1          $1,770,319,728               0                     $0

DWS GLOBAL OPPORTUNITIES VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Joseph Axtell              5            $989,991,191               0                     $0

DWS INTERNATIONAL VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Nikolaus Poehlmann          4          $1,577,334,357               0                     $0
Udo Rosendahl               4          $1,577,334,357               0                     $0
Mark Schumann               4          $2,198,712,495               0                     $0
Andreas Wendelken           3          $1,319,520,290               0                     $0

DWS HEALTH CARE VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Leefin Lai                 1            $180,477,382               0                     $0

                                      I-24

DWS EQUITY 500 INDEX VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Brent Reeder              22          $11,762,161,662              0                     $0

DWS SMALL CAP INDEX VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Brent Reeder              22          $12,212,061,141              0                     $0

DWS BOND VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Kenneth R. Bowling          0                  $0                    0                    $0
Jamie Guenther              0                  $0                    0                    $0
John Brennan                0                  $0                    0                    $0
Bruce Harley                0                  $0                    0                    $0
J. Richard Robben           0                  $0                    0                    $0
David Vignolo               0                  $0                    0                    $0
J. Kevin Horsley            0                  $0                    0                    $0
Stephen Willer              0                  $0                    0                    $0

DWS GROWTH & INCOME VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                33           $1,606,231,663              0                    $0
Russell Shtern              3           $  694,098,530              0                    $0

                                      I-25

DWS CAPITAL GROWTH VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                                NUMBER OF POOLED
                           NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                            POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                   INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER          VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Owen Fitzpatrick              2               $634,800                 0                    $0
Brendan O'Neill               0               $      0                 0                    $0
Thomas M. Hynes, Jr.          2               $634,800                 0                    $0

DWS GLOBAL OPPORTUNITIES VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Joseph Axtell              0                  $0                    0                    $0

DWS INTERNATIONAL VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Nikolaus Poehlmann          8            $1,621,735,746              1               $408,986,330
Udo Rosendahl               3            $1,954,067,227              0               $          0
Mark Schumann               1            $  196,110,632              0               $          0
Andreas Wendelken           4            $  749,319,586              0               $          0

DWS HEALTH CARE VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Leefin Lai                 0                  $0                    0                    $0

                                      I-26

DWS EQUITY 500 INDEX VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Brent Reeder              38           $61,485,454,929              0                    $0

DWS SMALL CAP INDEX VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Brent Reeder              38           $61,485,454,929              0                    $0

DWS BOND VIP

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                             TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Kenneth R. Bowling            5            $  484,913,584            0                   $0
Jamie Guenther                1            $   83,299,819            0                   $0
John Brennan                  1            $   83,299,819            0                   $0
Bruce Harley                  1            $1,591,277,045            0                   $0
J. Richard Robben             4            $  339,367,508            0                   $0
David Vignolo                 4            $  431,300,522            0                   $0
J. Kevin Horsley              1            $   83,299,819            0                   $0
Stephen Willer                1            $   83,299,819            0                   $0

DWS GROWTH & INCOME VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                 34            $6,432,005,203            3               $37,280,448
Russell Shtern              21            $5,170,969,622            0               $         0

                                      I-27

DWS CAPITAL GROWTH VIP

OTHER ACCOUNTS MANAGED:

                                                                 NUMBER OF OTHER     TOTAL ASSETS OF
                                               TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                      NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER         OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Owen Fitzpatrick               357           $1,703,725,286            0                   $0
Brendan O'Neill                  6           $  341,725,287            0                   $0
Thomas M. Hynes, Jr.             6           $  341,725,287            0                   $0

DWS GLOBAL OPPORTUNITIES VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Joseph Axtell                3            $219,451,380           0                   $0

DWS INTERNATIONAL VIP

OTHER ACCOUNTS MANAGED:

                                                            NUMBER OF OTHER     TOTAL ASSETS OF
                                           TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Nikolaus Poehlmann            0                 $0                0                   $0
Udo Rosendahl                 0                 $0                0                   $0
Mark Schumann                 0                 $0                0                   $0
Andreas Wendelken             0                 $0                0                   $0

DWS HEALTH CARE VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Leefin Lai                   0                 $0                0                   $0

                                      I-28

DWS EQUITY 500 INDEX VIP

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS        ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER           PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS            BASED FEE           ACCOUNTS

Brent Reeder                40            $18,186,077,272            0                   $0

DWS SMALL CAP INDEX VIP

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS        ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER           PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS            BASED FEE           ACCOUNTS

Brent Reeder                40            $18,186,077,272            0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

                                      I-29

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION

DWS BOND VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                     $590,867             $0                $151,504                  $0
2008                     $782,296             $0                $200,589                  $0
2007                     $873,517             $0                $223,979                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $711                    $0
2008                           $760                    $0
2007                           $898                    $0

DWS GROWTH & INCOME VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  362,304         $83,784              $ 92,899                  $0
2008                    $  592,051         $83,657              $151,808                  $0
2007                    $1,103,548         $28,536              $285,358                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $709                   $611
2008                           $743                   $241
2007                           $940                   $208

DWS CAPITAL GROWTH VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $2,425,388         $153,029            $  647,367                 $0
2008                    $3,273,016         $111,183            $  879,862                 $0
2007                    $4,224,782         $118,582            $1,150,671                 $0

                                      I-30

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $1,199                 $1,199
2008                          $  980                 $  980
2007                          $  951                 $  951

DWS GLOBAL OPPORTUNITIES VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,126,004         $154,222             $126,517                  $0
2008                    $2,040,460         $281,092             $229,265                  $0
2007                    $3,148,776         $ 85,694             $353,795                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $721                   $601
2008                           $660                   $501
2007                           $901                   $667

DWS INTERNATIONAL VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $2,382,840         $      0             $301,625                  $0
2008                    $3,994,718         $211,855             $519,230                  $0
2007                    $5,588,748         $      0             $756,054                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $1,034                  $  0
2008                          $  850                  $805
2007                          $1,493                  $320

DWS HEALTH CARE VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                     $353,859             $0                $ 53,212                  $0
2008                     $600,311             $0                $ 90,272                  $0
2007                     $745,355             $0                $112,083                  $0

                                      I-31

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $317                    $0
2008                           $353                    $0
2007                           $503                    $0

DWS EQUITY 500 INDEX VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,195,641         $130,936            $  663,289                 $0
2008                    $1,415,847         $417,317            $  919,349                 $0
2007                    $2,150,720         $491,063            $1,366,734                 $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $  891                 $  769
2008                          $  957                 $  949
2007                          $1,250                 $1,250

DWS SMALL CAP INDEX VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  759,193         $141,788             $257,423                  $0
2008                    $  917,016         $203,672             $320,197                  $0
2007                    $1,617,603         $106,628             $492,638                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $1,662                 $1,305
2008                          $1,781                 $1,401
2007                          $1,783                 $1,385

The following waivers were in effect for the funds for the last three fiscal years:

For the period from May 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of DWS Equity 500 Index VIP to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows: Class A 0.37%, Class B
0.62% Class B2 0.77%.

                                      I-32

For the period from May 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class A shares of DWS Small Cap Index VIP to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.51%.

For the period from January 1, 2009 through September 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Global Opportunities VIP Class A 0.95%,
DWS Global Opportunities VIP Class B 1.35%, DWS Health Care VIP Class B 1.49%.

For the period from January 1, 2009 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Growth & Income VIP Class A 0.54%, DWS
Growth & Income VIP Class B 0.87%, DWS Capital Growth VIP Class A 0.49%, DWS
Capital Growth VIP Class B 0.82%, DWS International VIP Class A 0.96% and DWS
International VIP Class B 1.29%.

For the period from January 1, 2009 through April 27, 2010, the Advisor had contractually agreed to waive 0.01% of the management fee for DWS Growth &
Income VIP.

For the period from January 1, 2009 through April 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the DWS Equity 500 Index VIP to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows: Class A 0.28%, Class B
0.53% and Class B2 0.63%.

For the period from January 1, 2009 through April 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class A shares of DWS Small Cap Index VIP to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.47%.

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of DWS Small Cap Index VIP to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows: Class A 0.53% and
Class B 0.93%.

For the period from January 1, 2008 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest)
as follows:
DWS Bond VIP Class B 1.03%,

For the period from January 1, 2008 through September 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Bond VIP Class A 0.63%, DWS Global
Opportunities VIP Class A 0.99%, DWS Global Opportunities VIP Class B 1.39%.

For the period from October 1, 2008 through September 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Global Opportunities VIP Class A 0.95%,
DWS Global Opportunities VIP Class B 1.35%, DWS Health Care VIP Class B 1.49.

                                      I-33

For the period from January 1, 2008 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Capital Growth VIP Class A 0.49%, DWS
Capital Growth VIP Class B 0.82%, DWS Growth & Income VIP Class A 0.54%, DWS
Growth & Income VIP Class B 0.87%, DWS International VIP Class A 0.96%, DWS
International VIP Class B 1.29%

For the period from January 1, 2008 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth &
Income VIP.

For the period from January 1, 2008 through April 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Equity 500 Index VIP to the extent necessary to maintain operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest)
as follows: Class A 0.28%, Class B 0.53% and Class B2 0.63%.

For the period from January 1, 2008 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of DWS Small Cap Index VIP (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of 0.47% for Class A.

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through September
30, 2007 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering costs) as follows:
DWS Bond VIP Class A 0.60%, DWS Bond VIP Class B 1.00% and DWS Global
Opportunities VIP Class B 1.52%.

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from October 1, 2007 through April 30,
2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows: DWS Bond VIP Class B 1.03%.

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from October 1, 2007 through September
30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows: DWS Bond
VIP Class A 0.63%, DWS Global Opportunities VIP Class A 0.99%, DWS Global
Opportunities VIP Class B 1.39%

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through April 30,
2010 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and organizational and offering costs) as follows: DWS
Growth & Income VIP Class A 0.54%, DWS Growth & Income VIP Class B 0.87%

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through April 30,
2010 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows: DWS Capital Growth VIP Class A
0.49% and DWS International VIP Class A 0.96%.

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through May 6, 2007
(excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows: DWS Capital Growth
VIP Class B 0.86% and DWS International VIP Class B 1.34%

                                      I-34

For the period from May 7, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows: DWS Capital Growth VIP Class B
0.82% DWS International VIP Class B 1.29%

For the period from January 1, 2007 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth &
Income VIP.

For the period from January 1, 2007 through April 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Equity 500 Index VIP to the extent necessary to maintain operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering costs) as follows: Class A 0.28% Class B
0.53%

For the period from January 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of DWS Small Cap Index VIP (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of 0.48% for Class A.

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of DWS Small Cap Index VIP (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of 0.47% for Class A.

The following waivers are currently in effect for the funds:

For the period from October 1, 2009 through September 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows: DWS Global Opportunities VIP Class A 1.06%
and DWS Global Opportunities VIP Class B 1.46%.For DWS Global Opportunities
VIP, the Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% and 1.46%, respectively, for Class A and Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Small Cap Index VIP, the Advisor has contractually agreed through April
30, 2011 and September 30, 2010, respectively, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.53% and 0.93%, for Class A and Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

                                      I-35

PART I: APPENDIX I-F - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent calendar year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                               12B-1 DISTRIBUTION
                                                      FEES

DWS Growth & Income VIP            Class B          $  4,623
DWS Capital Growth VIP             Class B          $ 27,575
DWS Global Opportunities VIP       Class B          $ 13,933
DWS International VIP              Class B          $  1,028
DWS Health Care VIP                Class B          $  7,929
DWS Equity 500 Index VIP           Class B          $106,411
DWS Equity 500 Index VIP          Class B2          $ 46,074
DWS Small Cap Index VIP            Class B          $102,962

                                      I-36

PART I: APPENDIX I-G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER RATES

FUND                               2009       2008

DWS Bond VIP                        284%       196%
DWS Growth & Income VIP              82%       130%
DWS Capital Growth VIP               76%        21%
DWS Global Opportunities VIP         53%        21%
DWS International VIP                81%       123%
DWS Health Care VIP                  31%        24%
DWS Equity 500 Index VIP              8%         6%
DWS Small Cap Index VIP              26%        25%

BROKERAGE COMMISSIONS

                                  FISCAL     BROKERAGE COMMISSIONS
                                   YEAR          PAID BY FUND

DWS Bond VIP                      2009            $        0
                                  2008            $    2,495
                                  2007            $        0
DWS Growth & Income VIP           2009            $   71,523
                                  2008            $  109,754
                                  2007            $  446,993
DWS Capital Growth VIP            2009            $  947,628
                                  2008            $  355,816
                                  2007            $  653,613
DWS Global Opportunities VIP      2009            $  274,948
                                  2008            $  243,844
                                  2007            $  241,604
DWS International VIP             2009            $  897,874
                                  2008            $2,385,444
                                  2007            $2,492,858
DWS Health Care VIP               2009            $   55,135
                                  2008            $   53,717
                                  2007            $   92,122
DWS Equity 500 Index VIP          2009            $   54,102
                                  2008            $   68,342
                                  2007            $  255,123
DWS Small Cap Index VIP           2009            $   42,298
                                  2008            $   35,964
                                  2007            $   86,618

                                      I-37

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                              AGGREGATE                            % OF THE
                                                                              BROKERAGE                           AGGREGATE
                                                                             COMMISSIONS                            DOLLAR
                                               NAME OF                       PAID BY FUND     % OF THE TOTAL     VALUE OF ALL
                                  FISCAL     AFFILIATED                     TO AFFILIATED        BROKERAGE        PORTFOLIO
                                   YEAR        BROKER       AFFILIATION        BROKERS          COMMISSIONS      TRANSACTIONS

DWS Bond VIP                      2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Growth & Income VIP           2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Capital Growth VIP            2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Global Opportunities VIP      2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS International VIP             2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Health Care VIP               2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Equity 500 Index VIP          2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -
DWS Small Cap Index VIP           2009         None             -               None                -                 -
                                  2008         None             -               None                -                 -
                                  2007         None             -               None                -                 -

Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.

Listed below are the regular broker dealers of each fund whose securities each fund acquired during the past fiscal year. Also listed is the dollar value of such securities held by each fund as of the end of the most recent fiscal year end.

DWS BOND VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

American Express Co.                                        $1,088,000
Bank of America Corp                                        $4,632,000
Barclays Bank Plc                                           $  594,000
Capital One Bank USA Na                                     $  473,000
Citigroup Inc.                                              $3,952,000

                                      I-38

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                     ECURITIES OF REGULAR BROKER DEALERS

Commonwealth Bank of Austrailia                             $  372,000
Discover Bank                                               $  761,000
Ford Motor Credit Co., LLC                                  $1,541,000
General Electric Capital Corp.                              $4,695,000
The Goldman Sachs & Co., Inc.                               $1,168,000
Gazprombank                                                 $  282,000
JP Morgan Chase & Co.                                       $4,129,000
Merrill Lynch Mortgage Trust                                $  567,000
MetLife, Inc                                                $  446,000
Morgan Stanley                                              $1,041,000
PNC Bank Na                                                 $  212,000
Principal Financial Group, Inc.                             $  662,000
Prudential Financial, Inc.                                  $  399,000
Regions Bank                                                $3,113,000
Royal Bank of Scotland PLC.                                 $  836,000
Russian Agricultural Bank                                   $  109,000
Wachovia Corp.                                              $2,523,000
Westpac Banking Corp.                                       $  752,000

DWS GROWTH & INCOME VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

Ace Ltd.                                                    $1,270,000
Allied World Assurance Co. Holdings Ltd.                    $  143,000
Arch Capital Group Ltd.                                     $  157,000
Bank of New York Mellon Corp                                $  705,000
Bank of America Corp.                                       $  976,000
Citigroup Inc.                                              $  549,000
Comerica, Inc.                                              $  103,000
Discover Financial Services                                 $  947,000
Everest RE Group Ltd.                                       $  120,000
HSBC Holdings Plc                                           $  154,000
Huntington Bancshares, Inc.                                 $   97,000
JPMorgan Chase & Co                                         $1,800,000
Keycorp                                                     $   70,000
Marshall & Ilsley Corp.                                     $  328,000
Popular, Inc.                                               $   59,000
Regions Financial Corp.                                     $  431,000
The Travelers Companies, Inc.                               $  304,000
UBS AG                                                      $  113,000

                                      I-39

DWS CAPITAL GROWTH VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

JPMorgan Chase & Co                                         $5,134,000

DWS GLOBAL OPPORTUNITIES VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

ICAP Plc                                                    $  516,000
Hellenic Exchanges SA                                       $  659,000
Alpha Bank AE                                               $1,110,000
FBD Holdings Plc                                            $  235,000
Jefferies Group, Inc.                                       $1,308,000
K Wah International Holdings Ltd                            $  792,000
Midland Holding Ltd                                         $2,008,000
Sumitomo Realty & Development Co. Ltd                       $  900,000
Wing Hang Bank Ltd.                                         $1,535,000
Immoeast AG                                                 $  489,000
Dah Sing Banking Group Ltd.                                 $  324,000
Anglo Irish Bank Corp. Plc                                  $        0
Lazard Ltd.                                                 $1,075,000
Partners Group Holding AG                                   $1,297,000
Ashmore Group Plc                                           $1,441,000
PT AKR Corporindo Tbk                                       $  762,000

DWS INTERNATIONAL VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

HSBC Holdings Plc                                           $5,834,000
Lloyds Banking Group Plc                                    $7,625,000
UniCredit SpA                                               $3,634,000
Banco Santander SA                                          $8,566,000
China Life Insurance Co Ltd                                 $7,691,000
AXA SA                                                      $3,905,000
ING Groep NV                                                $7,818,000
Credit Suisse Group AG                                      $5,237,000
Fortis                                                      $2,284,000
BNP Paribas                                                 $6,123,000
Immoeast AG                                                 $4,292,000
UBS AG                                                      $2,752,000
Sberbank                                                    $8,959,000

                                      I-40

DWS EQUITY 500 INDEX VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

American International Group, Inc.                         $   311,000
Bank of New York Mellon Corp.                              $ 2,476,000
Bank of America Corp.                                      $11,054,000
BB&T Corp.                                                 $ 1,277,000
Comerica, Inc.                                             $   343,000
Legg Mason, Inc.                                           $   353,000
E*Trade Financial Corp.                                    $   197,000
Northern Trust Corp.                                       $ 1,017,000
Invesco Ltd                                                $   730,000
Citigroup, Inc.                                            $ 4,760,000
State Street Corp.                                         $ 1,577,000
The Goldman Sachs Group, Inc.                              $ 6,405,000
Morgan Stanley                                             $ 2,962,000
First Horizon National Corp                                $   205,000
Keycorp                                                    $   347,000
M&T Bank Corp.                                             $   424,000
Marshall & Ilsley Corp                                     $   211,000
Huntington Bancshares, Inc.                                $   178,000
PNC Financial Services Group, Inc.                         $ 1,797,000
Regions Financial Corp.                                    $   450,000
Suntrust Banks, Inc.                                       $   737,000
US Bancorp                                                 $ 3,169,000
Zions Bancorp.                                             $   116,000
Discover Financial Services                                $   577,000
CME Group, Inc.                                            $ 1,667,000
JPMorgan Chase & Co.                                       $12,131,000
NYSE Euronext                                              $   501,000
TheTraveler's Companies, Inc.                              $ 2,028,000
XL Capital Ltd                                             $   478,000
Fifth Third Bancorp.                                       $   559,000
Hudson City Bancorp., Inc.                                 $   465,000
People's United Financial, Inc                             $   445,000
Charles Schwab & Co., Inc.                                 $ 1,311,000

DWS SMALL CAP INDEX VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

Abington Bancorp, Inc                                        $ 48,000
Allied Capital Corp                                          $191,000
Alliance Financial Corp.                                     $ 35,000
American Capital Ltd.                                        $227,000

                                      I-41

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

American National Bankshares,Inc                             $ 41,000
Amerisafe, Inc                                               $113,000
Ameris Bancorp                                               $ 30,000
Ames National Corp.                                          $ 45,000
Arrow Financial Corp.                                        $ 75,000
Astoria FINL Corp                                            $325,000
BGC Partners Inc.                                            $ 76,000
Bancfirst Corp.                                              $ 85,000
Bancorp Rhode Island, Inc                                    $ 27,000
The Bancorp., Inc.                                           $ 50,000
Bank of Kentucky Financial Cor                               $ 17,000
Bank of Marin Bancorp                                        $ 53,000
Bank of Mutual Corp.                                         $109,000
Bank of the Ozarks, Inc.                                     $105,000
BankFinancial Corp.                                          $ 69,000
Banner Corp.                                                 $ 15,000
Bar Harbor Bankshares.                                       $ 24,000
Beneficial Mutual Bancorp, Inc.                              $107,000
Berkshire Hills Bancorp, Inc                                 $ 94,000
BlackRock Kelso Capital Corp                                 $ 32,000
Boston Private Financial Holdings, Inc                       $129,000
Bridge Bancorp, Inc                                          $ 48,000
Broadpoint Gleacher Securities, Inc                          $ 68,000
Brookline Bancorp, Inc                                       $196,000
Brooklyn Federal Bancorp, Inc                                $  6,000
Bryn Mawr Bank Corp.                                         $ 33,000
CNB Financial Corp.                                          $ 44,000
CVB Financial Corp.                                          $220,000
Camden National Corp                                         $ 82,000
Capital City Bank Group, Inc                                 $ 54,000
Cardinal Financial Corp                                      $ 87,000
Cass Information Systems, Inc                                $ 83,000
Cathay General Bancorp.                                      $148,000
Center Bancorp, Inc                                          $ 30,000
Centerstate Banks, Inc                                       $ 62,000
Central Pacific Financial Corp.                              $ 13,000
Century Bancorp, Inc                                         $ 23,000
Chemical Financial Corp                                      $167,000
Cheviot Financial Corp                                       $  5,000
Chicopee Bancorp, Inc                                        $ 24,000
Citizens & Northern Corp.                                    $ 27,000
Citi Trends, Inc                                             $135,000

                                      I-42

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

Citizen's Republic Bancorp., Inc.                            $ 88,000
Citizens Holdings Co.                                        $ 31,000
Citizens, Inc                                                $ 74,000
City Holdings Co.                                            $171,000
Clifton Savings Bancorp, Inc.                                $ 28,000
CoBiz Financial, Inc.                                        $ 27,000
Columbia Banking System, Inc.                                $149,000
Community Bank System, Inc.                                  $209,000
Community Trust Bancorp, Inc                                 $124,000
Banco Latinoamericano de Exportaciones                       $128,000
Danvers Bancorp, Inc                                         $108,000
American Safety Insurance holdings Ltd                       $ 46,000
Argo Group International Holding                             $272,000
Diamond Hill Investment Group                                $ 45,000
Dime Community Bancshares                                    $105,000
Duff & Phelps Corp.                                          $103,000
ESB Financial Corp                                           $ 38,000
Eagle Bancorp, Inc.                                          $ 57,000
E*Trade Financial Corp                                       $858,000
East West Bancorp, Inc                                       $455,000
Eastern Insurance Holdings, Inc                              $ 21,000
Max Capital Group Ltd                                        $335,000
Employers Holdings, Inc.                                     $209,000
Enterprise Bancorp, Inc                                      $ 16,000
Enterprise Financial Services Corp                           $ 28,000
Montpelier Re Holdings Ltd                                   $485,000
Platinum Underwriters Holdings Ltd                           $654,000
ESSA Bancorp, Inc                                            $ 56,000
Evercore Partners Inc.                                       $137,000
FBR Capital Market, inc.                                     $ 39,000
FNB Corp.                                                    $259,000
Farmers Capital Bank Corp.                                   $ 21,000
Fifth Street Finance Corp.                                   $101,000
Financial Institutions, Inc                                  $ 40,000
First Bancorp, Inc                                           $ 42,000
First Banco-Puerto Rico                                      $ 64,000
First BanCorp-North Carolina                                 $ 67,000
First Busey Corp                                             $ 60,000
First California Financial Group, Inc                        $  4,000
First Commonwealth Financial Corp.                           $106,000
First Community Bancshares, Inc                              $ 42,000
First Difiance Financial Corp.                               $ 29,000

                                      I-43

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

First Financial Bancorp                                      $246,000
First Financial Bankshares, Inc                              $354,000
First Financial Corp-Indiana                                 $120,000
First Financial Service Corp                                 $ 10,000
First Financial Northwest, Inc                               $ 42,000
First Financial Holdings, Inc                                $ 70,000
First of long Island Corp                                    $ 43,000
First Merchants Corp                                         $ 41,000
Artio Global Investors, Inc                                  $224,000
Cape Bancorp, Inc                                            $ 25,000
CompuCredit Holdings Corp                                    $ 20,000

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                              COMMISSIONS PAID
                                  AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

DWS Bond VIP                           $          0            $          0
DWS Growth & Income VIP                $          0            $          0
DWS Capital Growth VIP                 $797,222,364            $   710,908/(1)/
DWS Global Opportunities VIP           $107,814,581            $   186,302/(1)/
DWS International VIP                  $221,730,768            $   424,553/(1)/
DWS Health Care VIP                    $ 35,040,704            $    41,063/(1)/
DWS Equity 500 Index VIP               $          0            $          0
DWS Small Cap Index VIP                $          0            $          0

(1) The fund has commission sharing arrangements (CSA) in place with some broker-dealers pursuant to which a specified percentage of the total commissions paid on qualifiying trades are contributed to a CSA pool. The
Advisor may utilize the related commissions in the CSA pool to pay for market data, third-party research and research from certain other broker-dealers with whom the Advisor either does not trade or does not trade at significant levels.

                                      I-44

PART I: APPENDIX I-H - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.

DWS BOND VIP

Asset Segregation
Asset-Backed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Convertible Securities
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Interfund Borrowing and Lending Program
Investment Company Securities

Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short-Term Securities
Small Companies
Sovereign Debt
Trust Preferred Securities
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS GROWTH & INCOME VIP

Asset Segregation
Asset-Backed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program
Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Repurchase Agreements
Real Estate Investment Trusts (REITs)
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Warrants

                                      I-45

When-Issued and Delayed Delivery Securities Zero Coupon Securities and Deferred
    Interest Bonds

DWS CAPITAL GROWTH VIP

Asset Segregation
Asset-Backed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS GLOBAL OPPORTUNITIES VIP

Asset Segregation
Asset-Backed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

                                      I-46

DWS INTERNATIONAL VIP

Asset Segregation
Asset-Backed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS HEALTH CARE VIP

Asset Segregation
Asset-Backed Securities
Asset-Indexed Securities
Bank and Savings and Loan Obligations
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

                                      I-47

DWS EQUITY 500 INDEX VIP

Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Fixed Income Securities
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program
Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
US Government Securities
When-Issued and Delayed Delivery Securities

DWS SMALL CAP INDEX VIP

Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Fixed Income Securities
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
US Government Securities
Warrants
When-Issued and Delayed Delivery Securities

                                      I-48

PART I: APPENDIX I-I - ADDITIONAL INFORMATION

FUND                             CLASS        CUSIP NUMBER

DWS Bond VIP                     Class A      23338G109
Fiscal Year End: 12/31
DWS Growth & Income VIP          Class A      23338G703
Fiscal Year End: 12/31           Class B      23338G802
DWS Capital Growth VIP           Class A      23338G307
Fiscal Year End: 12/31           Class B      23338G406
DWS Global Opportunities VIP     Class A      23338G505
Fiscal Year End: 12/31           Class B      23338G604
DWS International VIP            Class A      23338G869
Fiscal Year End: 12/31           Class B      23338G851
DWS Health Care VIP              Class A      23338G885
Fiscal Year End: 12/31           Class B      23338G877
DWS Equity 500 Index VIP         Class A      23339F100
Fiscal Year End: 12/31           Class B      23339F209
                                 Class B2     23339F308
DWS Small Cap Index VIP          Class A      23339F407
Fiscal Year End: 12/31           Class B      23339F506

                                      I-49

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
  Arrangements

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund"
applies to all funds in the DWS funds complex.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New
York, is the investment advisor for each fund. Under the oversight of the
Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche
Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an

                                      II-1

issuer of securities proposed for purchase or sale by a fund is a customer of
DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher,
CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche
Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325
Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an
investment advisor registered with the U.S. Securities and Exchange Commission.
Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the Investment
Management Agreements, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment
Management Agreement and Unitary Fee Agreement (UFA) that covers not only
DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses, as determined by the Board. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund.

                                      II-2

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap
Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement
also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the
Registrant's federal, state and local tax returns; preparing and filing the
Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the
Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant;
assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the
Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the
Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman
Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and
State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment
Management Agreement. The costs and expenses of such delegation are borne by
DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS
S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.

Under the Investment Management Agreement between DWS S&P 500 Plus Fund and
DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART
II - APPENDIX II-C.

The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.

Under a separate agreement between Deutsche Bank AG and the funds, Deutsche
Bank AG has granted a license to the funds to utilize the trademark "DWS."

                                      II-3

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA
(Sub-Advisory Agreement).

Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse
178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of
Deutsche Bank AG.

Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4,
Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL
60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the
1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an
Illinois state chartered banking organization and a member of the Federal
Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of
Northern Trust Corporation, a company that is regulated by the Board of
Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago,
Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since
1975 and has been an investment advisor of real estate securities since 1993.

Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA
19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle
Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100,
Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E.
Turner and Mark D. Turner.

TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the
Sub-Advisory Agreement.

A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund.

                                      II-4

The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the
Sub-Advisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).

RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United
Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. RGAL is an investment advisor registered with the SEC. In addition, RGAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung
Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable
Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the
Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A
Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory
Agreement.

Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from
DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement)
against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the
Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected
Funds, their directors and officers, DIMA and/or certain other parties (Private
Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling

                                      II-5

conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the
Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX II-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap
Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA
serves as a fund's administrator pursuant to an Administrative Services
Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay
Accounting Agency fees out of the Administrative Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors;
oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures;
assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund;
establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

                                      II-6

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value
Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One
Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund
Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.

Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas
City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the
Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution
Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions

                                      II-7

concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.

REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset
Management (DeAM) settled proceedings with the Securities and Exchange
Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged

                                      II-8

that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to
Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance
Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement
Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or
FINRA) announced final agreements in which Deutsche Investment Management
Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and
NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay

                                      II-9

disgorgement, prejudgment interest and civil penalties in the total amount of
$19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or
Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the
DWS funds. These lawsuits name as defendants various persons, including certain
DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/  Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a
Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges

                                     II-10

with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder
Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder
Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission
Schedule" set forth in PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

                                     II-11

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule"
set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter)
provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or
ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche or DWS mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    through certain investment advisors registered under the Investment
       Advisers Act of 1940 and other

                                     II-12

       financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to
       October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(10)   investors investing $1 million or more ($250,000 or more for DWS
       Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income
       Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund,
       DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
       Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS
       Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS
       Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS
       Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation
       Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of
       Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase
       Privilege is not available if another net asset value purchase privilege is available;

(11)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(12)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DIDI and consistent with regulatory requirements;

(13)   a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
       ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;

(14)   reinvestment of fund dividends and distributions; and

(15)   exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for

                                     II-13

his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS
Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX
II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service
Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer
Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of
Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to DWS Investments Flex Plans.

(1)    Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
       Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS

                                     II-14

       funds or other eligible assets held by the plan is $100,000 or more.
       This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

(2)    Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase
       Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares.
If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally,
$1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income.
Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series
II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. This section is applicable only to the following funds: DWS
High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS
Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value"
as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                                     II-15

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section
       403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or
       ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
       ExpertPlan for Flex Plans) and DIDI and its affiliates;

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12%
       per year of the net asset value of the account;

(6)    redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

                                     II-16

(7)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:

(a)        for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2;

(b)        for redemptions to satisfy required minimum distributions after age
           70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(c)        in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS
           Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:

(i)      redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(ii)     redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account
Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds;
DWS Money Market Series, a series of DWS Money Market Trust; and Treasury
Portfolio, a series of Investors Cash Trust.

CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus
Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The
Checkwriting Privilege is available for shareholders of DWS Intermediate
Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short
Duration Plus Fund) who previously elected this privilege prior to August 19,
2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to
July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street

                                     II-17

Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment
Trust Class A, B and C Shares of DWS Money Market Prime Series.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for
Institutional class shares use 800-730-1313) or write (DWS Investments Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60)
days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the

                                     II-18

Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service
Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder
Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

                                     II-19

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when
"stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a
CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund
(which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.

Shareholders who exchange their shares out of a DWS money market fund into
Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).

Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money
Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS
Money Market Fund shares: (1) a current or former director or trustee of the
Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award

                                     II-20

potential, based on achieving certain sales and other performance metrics.
Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III:
non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with DWS Investments' branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     The length of time a fund's Portfolio Managers have managed a fund/Strategy

o     Market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS
Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically.
No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/  wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments
Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The
Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments
Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed
0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund

                                     II-21

on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain

                                     II-22

record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS
Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers.
However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus).

Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the
Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

                                     II-23

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus.
Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

                                     II-24

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1
Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the
Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule
12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund.
For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where
DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of
Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of
3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the
Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of

                                     II-25

0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.

With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.

Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.

II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C
SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule
12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan

                                     II-26

may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the
Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Premier Shares - Tax-Exempt California Money Market Fund. The Distribution
Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.

Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The
Distribution Agreement authorizes the fund to pay DIDI, as an expense of
Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the
Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services
Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay
the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.

Institutional Money Market Shares-Cash Account Trust. The Services Agreement
authorizes the fund to pay DIDI, as an expense of the Institutional Money
Market Shares class of the Money Market Portfolio of Cash Account Trust, an
administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Institutional Money Market Shares of the fund.
A portion of this administrative service fee (0.075% of the 0.15% fee) is paid pursuant to a Rule 12b-1 Plan. Currently, the fee is limited to 0.02% but may be increased to the full 0.15% level by the Board. Currently, one-half of the
0.02% administrative service fee rate that is being paid by the Institutional
Money Market Shares is paid pursuant to the Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.

Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The
Distribution Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares classes of the Money Market Portfolio, the
Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash
Account Trust and of the Treasury Portfolio of Investors Cash Trust, a
distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net

                                     II-27

assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service.

Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution
Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash
Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus
Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent
Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash
Equivalent Plus Shares of average daily net assets of those shares of a fund.
This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the
Money Market Portfolio and the Government & Agency Securities Portfolio.

Capital Assets Funds - Cash Account Trust. The Distribution Agreement
authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and
0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes,
RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and
0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and
0.10% of average daily net assets in the case of those accounts in the Capital
Assets Funds Preferred Shares that it maintains and services. The Capital
Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the
Treasury Portfolio of Investors Cash Trust, an administrative service fee,

                                     II-28

payable monthly, at an annual rate of 0.05% of average daily net assets of the
Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement
authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the
Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash
Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY
Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier
Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the
Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

                                     II-29

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period.
The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund.
Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS
Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the
Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of
0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class
B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or
Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or
Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment

                                     II-30

techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN, AND IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The
Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a

                                     II-31

fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of

                                     II-32

the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by
DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

                                     II-33

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

                                     II-34

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value.
The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's
Pricing Committee.

The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life
Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS
Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select
Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus
VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying
DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the
Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.

The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS
S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio -
the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

Applicable to money market funds other than DWS Money Market Series, Cash
Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime
Series. The net asset value (NAV) per share of a fund is calculated on each day
(Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York
Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early
Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that

                                     II-35

class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

Applicable to the following money market funds (each, a fund): DWS Money Market
Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional
and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value,

                                     II-36

as determined by amortized cost, is higher or lower than the price the
Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee
(or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines)
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The
Policies are included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                                     II-37

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds,
Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies

                                     II-38

a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue rated a is considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o     Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME: Do not fall within any of the Prime rating categories.

                                     II-39

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or
VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).

MIG 1 OR VMIG 1: Judged to be of the best quality.

MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.

MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4 OR VMIG 4: Judged to be of adequate quality.

SG: Denotes speculative quality.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.

AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated BBB has an adequate capacity to meet its financial commitment.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.

CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.

CC: Debt rated CC is currently high vulnerability to default.

C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

                                     II-40

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3: Issues carrying this designation have adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

B: Obligations are regarded as having significant speculative characteristics.
Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest.
Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".

SP-2: Reflects a satisfactory capacity to pay principal and interest.

SP-3: Reflects a speculative capacity to pay principal and interest.

DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt,
S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as

                                     II-41

strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality.
The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

                                     II-42

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle.
Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                     II-43

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Paul K. Freeman, Independent
Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN

Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                126
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            126
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    126
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              126
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           126
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                      II-44

                                                                                                           NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                              FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                   FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                     OVERSEEN

Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                     126
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance          126
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing             126
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts               126
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual             126
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets         126
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; Business Leadership Council, Wellesley
                                 College; former Directorships: Service Source, Inc., Mutual Fund
                                 Directors Forum (2002-2004), American Bar Retirement Association
                                 (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)            129
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

                                      II-45

INTERESTED BOARD MEMBER AND OFFICER/(5)/

NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN

Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            58
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)

OFFICERS/(5)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Michael G. Clark/(7)/ (1965)       Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present            family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                   formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                   Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                   Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)          Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)       Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-           Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                            Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)       Managing Director/(4)/, Deutsche Asset Management
Assistant Secretary, 1997-
present Chief Legal Officer,
April 2010-present
Rita Rubin/(9)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
present                            Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel,
                                   UBS Global Asset Management (US) Inc. (2001-2004)
Paul Antosca/(8) /(1957)           Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-          Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)           Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present

                                      II-46

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Robert Kloby/(9)/ (1962)           Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present

/(1)/    The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

/(2)/    A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

/(3)/    The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New
         York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr.
         Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust,
         DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High
         Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS
         Strategic Government Securities Fund, DWS Strategic Income Fund, DWS
         Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable
         Series II, Investors Cash Trust, Tax-Exempt California Money Market
         Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income
         Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS
         Municipal Income Trust, DWS RREEF World Real Estate & Tactical
         Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic
         Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/    As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/    The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 345 Park Avenue, New York, New York 10154.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.

/(10)/   Address: 60 Wall Street, New York, New York 10005.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

                                     II-47

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of
Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

                                     II-48

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank
AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.
All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account).
The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-49

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the
   security.The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-50

FOR FUND ADVISED BY ABERDEEN (AAMI)

COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both
Deutsche Asset Management and AAMI.

CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-51

o  Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of
   AAMI in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

FOR FUNDS ADVISED BY DREMAN

COMPENSATION

Each fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts.
Contributions to the sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

                                     II-52

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)        Relative ranking of a fund's performance against its peers in the one, three and five year pre-tax investment performance categories.
           A fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)       Relative performance of a fund's performance against the
           pre-determined indices for the product strategy against which the fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

(iii)      Performance of a fund is measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)        Ability to work well with other members of the investment
           professional team and mentor junior members;

(ii)       Contributions to the organizational overall success with new product strategies; and

(iii)      Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

CONFLICTS

The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)

COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment

                                     II-53

business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.

FOR FUND ADVISED BY TURNER

COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.
Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's
Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                     II-54

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:

FUND NAME                                       MANAGEMENT FEE RATE

Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

                                      II-55

FUND NAME                              MANAGEMENT FEE RATE

Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

                                      II-56

FUND NAME                                         MANAGEMENT FEE RATE

DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Protect 2017 Fund            0.600%/(2)/
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%

                                      II-57

FUND NAME                                   MANAGEMENT FEE RATE

DWS Target 2012 Fund                    0.400%
DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

                                      II-58

FUND NAME                                     MANAGEMENT FEE RATE

DWS Strategic Value Fund              First $250 million 0.750%
                                      Next $750 million 0.720%
                                      Next $1.5 billion 0.700%
                                      Next $2.5 billion 0.680%
                                      Next $2.5 billion 0.650%
                                      Next $2.5 billion 0.640%
                                      Next $2.5 billion 0.630%
                                      Thereafter 0.620%/(3)/
Index-Related Funds
DWS EAFE Equity Index Fund            0.250%
DWS Equity 500 Index Fund                0.000%/(4)/
DWS Equity 500 Index Portfolio        0.050%
DWS S&P 500 Index Fund                   0.000%/(4)/
DWS U.S. Bond Index Fund              0.150%
Growth Funds
DWS Blue Chip Fund                    First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
DWS Capital Growth Fund               First $250 million 0.495%
                                      Next $750 million 0.465%
                                      Next $1.5 billion 0.445%
                                      Next $2.5 billion 0.425%
                                      Next $2.5 billion 0.395%
                                      Next $2.5 billion 0.375%
                                      Next $2.5 billion 0.355%
                                      Thereafter 0.335%
DWS Communications Fund               First $100 million 1.000%
                                      Next $100 million 0.900%
                                      Next $100 million 0.850%
                                      Next $200 million 0.800%
                                      Next $500 million 0.730%
                                      Next $500 million 0.680%
                                      Thereafter 0.650%
DWS Disciplined Long/Short Growth     First $1.0 billion 1.00%
Fund                                  Next $1.0 billion 0.950%
                                      Next $1.0 billion 0.900%
                                      Thereafter 0.850%
DWS Gold & Precious Metals Fund       First $500 million 0.835%
                                      Thereafter 0.785%
DWS Health Care Fund                  First $500 million 0.765%
                                      Thereafter 0.715%

                                      II-59

FUND NAME                                  MANAGEMENT FEE RATE

DWS Large Company Growth Fund         First $1.5 billion 0.615%
                                      Next $500 million 0.565%
                                      Thereafter 0.515%
DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%

                                      II-60

FUND NAME                                      MANAGEMENT FEE RATE

DWS International Fund                    First $2.5 billion 0.565%
                                          Next $2.5 billion 0.545%
                                          Next $5 billion 0.525%
                                          Next $5 billion 0.515%
                                          Thereafter 0.465%
DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS International Value Opportunities     First $500 million 0.800%
Fund                                      Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Thereafter 1.065%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%

                                      II-61

FUND NAME                                     MANAGEMENT FEE RATE

DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(5)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%
DWS Blue Chip VIP                         First $250 million 0.550%
                                          Next $750 million 0.520%
                                          Next $1.5 billion 0.500%
                                          Next $2.5 billion 0.480%
                                          Next $2.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Thereafter 0.390%
DWS Conservative Allocation VIP           First $500 million 0.065%
                                          Next $500 million 0.055%
                                          Next $500 million 0.045%
                                          Next $1.0 billion 0.035%
                                          Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                 First $250 million 0.500%
                                          Next $750 million 0.470%
                                          Next $1.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.400%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Thereafter 0.340%
DWS Diversified International Equity      First $1.5 billion 0.650%
VIP                                       Next $1.75 billion 0.635%
                                          Next $1.75 billion 0.620%
                                          Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP        First $250 million 0.650%
                                          Next $750 million 0.620%
                                          Next $1.5 billion 0.600%
                                          Next $2.5 billion 0.580%
                                          Next $2.5 billion 0.550%
                                          Next $2.5 billion 0.540%
                                          Next $2.5 billion 0.530%
                                          Thereafter 0.520%
DWS Global Thematic VIP                   First $250 million 0.915%
                                          Next $500 million 0.865%
                                          Next $750 million 0.815%
                                          Next $1.5 billion 0.765%
                                          Thereafter 0.715%

                                      II-62

FUND NAME                                  MANAGEMENT FEE RATE

DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Growth Allocation VIP              First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS Large Cap Value VIP                First $250 million 0.650%
                                       Next $750 million 0.625%
                                       Next $1.5 billion 0.600%
                                       Next $2.5 billion 0.575%
                                       Next $2.5 billion 0.550%
                                       Next $2.5 billion 0.525%
                                       Next $2.5 billion 0.500%
                                       Thereafter 0.475%
DWS Mid Cap Growth VIP                 First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Moderate Allocation VIP            First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS Money Market VIP                   First $500 million 0.285%
                                       Next $500 million 0.270%
                                       Next $1.0 billion 0.255%
                                       Thereafter 0.240%
DWS Small Cap Growth VIP               First $250 million 0.550%
                                       Next $750 million 0.525%
                                       Thereafter 0.500%

                                      II-63

FUND NAME                                      MANAGEMENT FEE RATE

DWS Strategic Income VIP               First $250 million 0.550%
                                       Next $750 million 0.520%
                                       Next $1.5 billion 0.500%
                                       Next $2.5 billion 0.480%
                                       Next $2.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.410%
                                       Thereafter 0.390%
DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(3)(6)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Management Fund Institutional     0.00%/(7)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%

                                      II-64

FUND NAME                                     MANAGEMENT FEE RATE

Cash Reserve Fund, Inc. - Prime            0.00%/(7)/
Series
Cash Reserves Fund Institutional           0.00%/(7)/
Central Cash Management Fund              0.00%
DWS Money Market Series                   0.000%/(7)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2)   In the event that the fund's assets are completely and irreversibly allocated to its fixed income component, the management fee rate will decrease to 0.300%

(3)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(4)   The fund invests substantially all its assets in DWS Equity 500 Index
      Portfolio (Master Fund). DIMA receives a management fee from the Master
      Fund. In the event that the fund withdraws its investment in the Master
      Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500
      Index Fund or DWS S&P 500 Index Fund, respectively.

(5)   The fund currently invests substantially all its assets in other DWS
      Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to
      DIMA would equal the sum of (a) 0.200% of the daily assets invested in
      DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(6)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
      Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities
      Portfolio such that after the allocation of the fee to each series of
      Cash Account Trust, the amount payable by Government & Agency Securities
      Portfolio will be limited to 0.05% of its average daily net assets.

                                     II-65

(7)   The fund invests substantially all its assets in Cash Management
      Portfolio (the Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.

UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1,
2009 and December 31, 2009, the fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.

Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear
Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance
Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 will equal the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:

INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE

Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%

Therefore, if the fund's Class S investment performance is at or below the S&P
500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and
Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS
Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic
Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS
Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust,
DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.

DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

                                     II-66

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of
ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February
2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-67

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, B, C AND R

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
   Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

                                     II-68

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration
   Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government
   Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic
   Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased.

COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale,
DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class
R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.

MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

                                     II-69

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market
Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement
Plans under an alliance with DIDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares
class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier
Shares held in accounts that they maintain and service.

TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market
Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds,
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium
Reserve Money Market Shares held in accounts that they maintain and service.

INSTITUTIONAL MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Institutional
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.

PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For
the Premier Money Market Shares classes of the Money Market Portfolio, the
Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash
Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI
normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market
Shares held in accounts that they maintain and service.

DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Davidson Cash
Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus
Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency
Securities Portfolio.

CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares
and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for
distribution services, payable monthly, at a maximum annual rate of up to 0.33%
of average

                                     II-70

daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Capital Assets Funds
Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime
Shares held in accounts that they maintain and service.

SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH
RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND
TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund -
Institutional and Cash Reserves Fund - Institutional, each a series of DWS
Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free
Money Fund Investment Premier Shares, each a series and class of DWS Adviser
Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:

For each fund of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds that has authorized the issuance of Class B shares
(including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class
B-2 shares in an amount of up to 0.25% of the average daily net assets of Class
B shares or Class B-2 shares held by the insurance company.

                                     II-71

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise
Capital Analyst, Incorporated
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform

                                     II-72

ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

                                     II-73

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-74

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe
Equity, Global Small Cap Growth, Latin America Equity, International,
Diversified International Equity, International Value Opportunities, RREEF
Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip,
Capital Growth, Communications, Gold & Precious Metals, Health Care, Large
Company Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS:
Enhanced Commodity Strategy, Disciplined Long/Short Value, Strategic Value,
Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real
Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET
ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015,
LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, LifeCompass Protect 2017,
Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market
Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select
Alternative Asset Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond;
INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus
Income; INDEX RELATED FUNDS: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-75

INCOME FUNDS: Global Inflation Plus, Short Duration and US Bond Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax Free Income, New York Tax Free Income,
Massachusetts Tax Free Income, Strategic High Yield Tax-Free, Managed Municipal
Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA,
Short Duration Plus, Strategic Income and Strategic Government Securities.

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***

MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012,
Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.

                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE

Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

                                     II-76

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-77

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-78

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and
Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-79

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since
February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities.
Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-80

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-81

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

                                     II-82

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance
Fund or the Savings Association Insurance Fund administered by the Federal
Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand
Cayman Island, Nassau, Japan and Canada.

Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

                                     II-83

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company"
under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

                                     II-84

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

                                     II-85

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts
(TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has
reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC.
Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.

Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and
CATS are interests in private proprietary accounts while TRs and STRIPS (see US
Government Securities) are interests in accounts sponsored by the US Treasury.
Receipts are sold as zero coupon securities; for more information (see Zero
Coupon Securities).

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

                                     II-86

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying

                                     II-87

instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii)
greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options
Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security

                                     II-88

or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15%
of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers

                                     II-89

may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC)
on behalf of a fund, neither the registrant nor a fund is deemed to be a
"commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act.
The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used

                                     II-90

in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                     II-91

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

                                     II-92

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

                                     II-93

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this

                                     II-94

technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund

                                     II-95

may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

                                     II-96

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in

                                     II-97

transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under
Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities
Exchange Act of 1934, as amended, and their advisors may not be subject to the
Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies.
Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this
SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations

                                     II-98

generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls
iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset
Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts.
The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered

                                     II-99

offering may be deemed to be an "underwriter" for purposes of Section 11 of the
1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

                                     II-100

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be
$1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained

                                     II-101

deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings have a maximum duration

                                     II-102

of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.

INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector
Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

                                     II-103

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY
(FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule
2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those

                                     II-104

policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could

                                     II-105

purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US
Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of
2008 (Reform Act). In addition to placing the companies in conservatorship, the
US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that
FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the
US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the
US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the

                                     II-106

underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value.
Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

                                     II-107

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certfiicate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

                                     II-108

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certifiate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availablility of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

                                     II-109

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

                                     II-110

sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

                                     II-111

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some

                                     II-112

insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United
Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign

                                     II-113

governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's)
although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state

                                     II-114

enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for

                                     II-115

tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.
In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

                                     II-116

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

                                     II-117

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves,

                                     II-118

the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the
Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

                                     II-119

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal
Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this
SAI). A fund's Subsidiaries are companies organized under the laws of the
Cayman Islands, and are overseen by their own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the
Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a
Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government

                                     II-120

or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future dates. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

                                     II-121

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities

                                     II-122

will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA
Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

                                     II-123

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard &
Poor's (S&P) Division

                                     II-124

of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate.
Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations
(including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

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PART II: APPENDIX II-H - TAXES

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules.
Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash
Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master
Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master
Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio.
See "Investments in the Master Portfolios" for more information.

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income

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derived from an interest in a "qualified publicly traded partnership"
(generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax
on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a

                                     II-127

capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in

                                     II-128

the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were neither part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the

                                     II-129

requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an
"excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of
US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

                                     II-130

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

                                     II-131

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A

Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the
Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master
Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

                                     II-132

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends
(Capital Gain Dividends) will be taxable as long-term capital gains.
Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to
15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -
for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

                                     II-133

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends)
to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95%
of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

                                     II-134

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders designated as excess inclusion income (see
Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the
Code, are fund shareholders.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

                                     II-135

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders'
gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales

                                     II-136

charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block"
(that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the
December 2006 legislation is unclear. To the extent permitted under the 1940
Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31%
for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                     II-137

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United
States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after Janauary 1, 2010 but before
January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth

                                     II-138

below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United
States.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest
(other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons
(i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income
(regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30%
(or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through"
provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before
January 1, 2011. However, as of the date of this

                                     II-139

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.
Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year,
i.e., for redemptions made on or after January 1, 2010 but before January 1,
2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and
Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

                                     II-140

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South
American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                                     II-141

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies,
Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non
US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.  AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services
("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.
Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct
AM to have ISS vote their proxies in accordance with Taft Hartley voting
Guidelines.
---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III. POLICIES

1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

                                     II-142

(i)        adopting, monitoring and updating guidelines, attached as Exhibit A
           (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C)
           where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      monitoring the Proxy Vendor Oversight's proxy voting activities (see
           below).AM's Proxy Vendor Oversight, a function of AM's Operations
           Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.  PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below)
and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

                                     II-143

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii)
that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor
   Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the
   GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue;

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

                                     II-144

4.   CONFLICT OF INTEREST PROCEDURES

A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
---------

/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

                                     II-145

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the
Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy
Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

                                     II-146

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o  Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of
   CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche
   Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Asset Management Information Sharing
Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley
Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The
GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o  AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

                                     II-147

o  The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     -  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   -  Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     -  Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.

o  AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o  The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o  With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

   -  The name of the issuer of the portfolio security;

   -  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   -  The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

   -  The shareholder meeting date;

   -  A brief identification of the matter voted on;

   -  Whether the matter was proposed by the issuer or by a security holder;

   -  Whether the company cast its vote on the matter;

   -  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

   -  Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM
Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.  THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                                     II-148

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

             GLOBAL PROXY VOTING GUIDELINESAS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

                                     II-149

I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

                                      II-150

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

                                     II-151

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors.
Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the
Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

                                     II-152

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

                                     II-153

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS
(FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
     interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

                                     II-154

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

                                     II-155

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                                     II-156

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)   The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)   The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)   The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                                     II-157

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":

o  the election of board members with positions on either remuneration or audit committees;

o  the election of supervisory board members with too many supervisory board mandates;

o  "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

                                     II-158

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o  directly align the interests of members of management boards with those of shareholders;

o  establish challenging performance criteria to reward only above average performance;

o  measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o  do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

                                     II-159

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4)
the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

                                     II-160

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride
   Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

                                     II-161

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.  MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

                                     II-162

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

                                     II-163

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

-------------------------------------------------------------------------------
 IMPORTANT: The information contained herein is the property of Deutsche Bank
 Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                                     II-164

[BARGRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2010 AS REVISED OCTOBER 4, 2010

DWS VARIABLE SERIES II

CLASS A AND B SHARES
345 PARK AVENUE, NEW YORK, NEW YORK 10154

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the applicable combined prospectus for
DWS Variable Series II, dated May 1, 2010 as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 728-3337. This
SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling (800) 728-3337.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

DWS Variable Series II offers a choice of 17 funds to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance Companies").

Except as noted below, each fund offers Class A and Class B shares. The funds are:

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP                   DWS LARGE CAP VALUE VIP
DWS BALANCED VIP (CLASS A ONLY)                             DWS MID CAP GROWTH VIP (CLASS A ONLY)
DWS BLUE CHIP VIP                                           DWS MONEY MARKET VIP (CLASS A ONLY)
DWS CORE FIXED INCOME VIP (CLASS A ONLY)                    DWS SMALL CAP GROWTH VIP (CLASS A ONLY)
DWS DIVERSIFIED INTERNATIONAL EQUITY VIP (CLASS A ONLY)     DWS STRATEGIC INCOME VIP (CLASS A ONLY)
DWS DREMAN SMALL MID CAP VALUE VIP                          DWS STRATEGIC VALUE VIP
DWS GLOBAL THEMATIC VIP                                     DWS TECHNOLOGY VIP
DWS GOVERNMENT & AGENCY SECURITIES VIP                      DWS TURNER MID CAP GROWTH VIP (CLASS A ONLY)
DWS HIGH INCOME VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-7
  Statements

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"DeAM" - Deutsche Asset Management

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor" - RREEF America L.L.C., 875 N. Michigan Avenue, Chicago, IL 60611
for DWS Alternative Asset Allocation Plus VIP; QS Investors, LLC, 880 Third
Avenue, 7th Floor, New York, NY 10017 for DWS Alternative Asset Allocation VIP,
DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP
and DWS Strategic Income VIP; Deutsche Asset Management International GmbH,
Mainzer Landstrasse 178-190, Frankfurt am Main, Germany for DWS Balanced VIP
and DWS Large Cap Value VIP; Dreman Value Management, L.L.C., 520 East Cooper
Avenue, Suite 230-4, Aspen, CO 81611 for DWS Dreman Small Mid Cap Value VIP;
Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022 for DWS
Global Thematic VIP; Turner Investment Partners, Inc., 1205 Westlakes Drive,
Suite 100, Berwyn, Pennsylvania 19312 for DWS Turner Mid Cap Growth VIP

"Sub-subadvisors"- Deutsche Alternatives Asset Management (Global) Limited, 1
Great Winchester Street, London, United Kingdom, EC2N 2DB; Deutsche Asset
Management (Hong Kong) Limited, 48/ F Cheung Kong Center, 2 Queen's Road
Central, Hong Kong, China and Deutsche Investments Australia Limited, Level 16,
Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW, 2000
for DWS Alternative Asset Allocation Plus VIP.

"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606

"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th
Street, Kansas City, Missouri 64105-1614

"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street,
Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)

"DWS funds" - The US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)

"fund" or "series" - DWS Alternative Asset Allocation VIP, DWS Balanced VIP,
DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Dreman Small Mid Cap Value
VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High
Income VIP, DWS Diversified International Equity VIP, DWS Large Cap Value VIP,
DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS
Strategic Income VIP, DWS Strategic Value VIP, DWS Technology VIP, DWS Turner
Mid Cap Growth VIP as the context may require

"Custodian" - For all funds (other than DWS Diversified International Equity
VIP and DWS Global Thematic VIP): State Street Bank and Trust Company,
Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111, for DWS
Diversified International Equity VIP and DWS Global Thematic VIP: Brown
Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109

"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, IL
60601

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199

"Trust" - DWS Variable Series II

"NRSRO"- A nationally recognized statistical rating organization

"S&P" - Standards & Poor's Ratings Group, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Investors Service, Inc., an NRSRO

                                      I-1

FUND ORGANIZATION

Each of the funds is a series of DWS Variable Series II (the "Trust"), a
Massachusetts business trust established under an Amended and Restated
Agreement and Declaration of Trust dated January 22, 1987, as amended from time to time. On February 6, 2006, Scudder Variable Series II was renamed DWS
Variable Series II. On February 6, 2006, Scudder Total Return Portfolio was
renamed DWS Balanced VIP; Scudder Blue Chip Portfolio was renamed DWS Blue Chip
VIP; Scudder Fixed Income Portfolio was renamed DWS Core Fixed Income VIP;
Scudder International Select Equity Portfolio was renamed DWS International
Select Equity VIP, which on May 1, 2009 was renamed DWS Diversified
International Equity VIP; SVS Dreman Small Cap Value Portfolio was renamed DWS
Dreman Small Cap Value VIP, which on November 3, 2006 was renamed DWS Dreman
Small Mid Cap Value VIP; Scudder Global Blue Chip Portfolio was renamed DWS
Global Thematic VIP; Scudder Government & Agency Securities Portfolio was
renamed DWS Government & Agency Securities VIP; Scudder High Income Portfolio
was renamed DWS High Income VIP; Scudder Large Cap Value Portfolio was renamed
DWS Large Cap Value VIP; Scudder Mid Cap Growth Portfolio (known as Scudder
Aggressive Growth Portfolio from May 1, 2001 until October 27, 2005) was renamed DWS Mid Cap Growth VIP; Scudder Money Market Portfolio was renamed DWS
Money Market VIP; Scudder Small Cap Growth Portfolio was renamed DWS Small Cap
Growth VIP; Scudder Strategic Income Portfolio was renamed DWS Strategic Income
VIP; SVS Dreman High Return Equity Portfolio was renamed DWS Dreman High Return
Equity VIP, which on June 1, 2009 was renamed DWS Strategic Value VIP; Scudder
Technology Growth Portfolio was renamed DWS Technology VIP; and SVS Turner Mid
Cap Growth Portfolio was renamed DWS Turner Mid Cap Growth VIP.

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in 2008.
Additional information about the Trust is set forth in PART II under "Fund
Organization."

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT OF EACH FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

                                      I-2

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX
I-E. For information regarding payments made to DIDI, see PART I - APPENDIX
I-E. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

DISTRIBUTION PLAN PAYMENTS

DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's
Rule 12b-1 Plans are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal year are set forth in PART I - APPENDIX I-G. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-G.

Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-H includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.

INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.

Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.

Each fund (except DWS Technology VIP) has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without a shareholder vote.

DWS Technology VIP has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest

                                      I-3

a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50%
of the outstanding voting securities of a fund.

As a matter of fundamental policy, a fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    (for all funds except DWS Alternative Asset Allocation Plus VIP, DWS
       Money Market VIP and DWS Technology VIP) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)    (for DWS Alternative Asset Allocation Plus VIP only) concentrate its investments in a particular industry, as that term is used in the 1940
       Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund may concentrate in any underlying DWS fund.

(9)    (for DWS Money Market VIP only) concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

(10)   (for DWS Technology VIP only) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

With respect to fundamental policy (9) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the fund's assets were not so concentrated.

With respect to fundamental policy (9) for DWS Money Market VIP, for purposes of determining the percentage of the fund's total assets invested in securities of issuers having their principal business activites in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ

                                      I-4

from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    (for all funds except DWS Money Market VIP) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    (for all funds except DWS Alternative Asset Allocation Plus VIP) the
       Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(3)    (for all funds except DWS Alternative Asset Allocation Plus VIP and DWS
       Strategic Income VIP) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)    the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(5)    the fund will not pay any additional or separate fees for credit support.

(6)    (for all funds except DWS Alternative Asset Allocation Plus VIP, DWS
       Money Market VIP, DWS Core Fixed Income VIP and DWS Balanced VIP) the
       fund does not intend to invest more than 5% of its total assets in asset-backed securities.

(7)    (for DWS Core Fixed Income VIP and DWS Balanced VIP only) the fund does not intend to invest more than 25% of its total assets in asset-backed securities.

(8)    (for DWS Alternative Asset Allocation Plus VIP only) the fund will enter into transactions only in publicly traded asset-indexed securities.

(9)    (for DWS Money Market VIP only) the fund may not invest more than 50% of its assets in asset-backed securities.

(10)   (for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
       only) the fund may invest in all types of direct debt investments, but among these investments the fund currently intends to invest primarily in direct loans and trade claims.

(11)   (for DWS Money Market VIP and DWS Government Agency Securities VIP only)
       the fund's non-US investments may be denominated only in the US dollar.

(12)   (for DWS Blue Chip VIP and DWS Mid Cap Growth VIP only) the fund may not invest more than 20% of its net assets in foreign securities.

(13)   (for DWS Small Cap Growth VIP only) the fund may not invest more than
       25% of total assets in foreign securities.

(14)   (for DWS Technology VIP only) the fund may not invest more than 35% of net assets in foreign securities.

(15)   (for DWS Strategic Value VIP and DWS Dreman Small Mid Cap Value VIP
       only) the fund may invest up to 20% of net assets in US dollar denominated American Depositary Receipts and in securities of foreign companies traded primarily in markets outside the US.

(16)   (for DWS High Income VIP only) the fund may not invest more than 50% of total assets in bonds from foreign issuers.

(17)   (for DWS Core Fixed Income VIP only) the fund may not invest more than
       25% of its total assets in bonds from foreign issuers.

(18)   (for all funds except DWS Money Market VIP) the fund may not invest more than 5% of its net assets in inverse floaters.

(19)   (for DWS Money Market VIP only) the fund may not invest in inverse floaters.

(20)   (for all funds except DWS Alternative Asset Allocation Plus VIP) it is anticipated that no more than 5% of a fund's net assets will be invested in interest only (IO) and principal only (PO) securities.

(21)   (for all funds except DWS Alternative Asset Allocation Plus VIP) the fund will only invest in those

                                      I-5

       collateralized obligations that are fully collateralized and that meet quality standards otherwise applicable to a fund's investments

(22)   (for DWS Alternative Asset Allocation Plus VIP only) if a participation interest in which the fund invests is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interests, determined by the Advisor to be of comparable quality to those instruments in which the fund may invest.

(23)   (for DWS Alternative Asset Allocation Plus VIP only) the fund will generally invest in preferred stock that is be rated at least CCC by S&P or Caa by Moody's or, if unrated, is of comparable quality in the opinion of the Advisor.

(24)   (for all funds except DWS Money Market VIP)  the fund will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment or proceeds of the transaction will be greater than the interest expense of the transaction.

(25)   (for all funds except DWS Alternative Asset Allocation Plus VIP) the fund does not intend to invest more than 20% of its net assets in zero coupon US Government Securities.

(26)   (for all funds except DWS Alternative Asset Allocation Plus VIP and DWS
       Money Market VIP) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(27)   (for all funds except DWS Money Market VIP) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

(28)   (for all funds except DWS Money Market VIP) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(29)   (for all funds except DWS Money Market VIP) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

(30)   (for all funds except DWS Money Market VIP) to the extent the fund engages in proxy hedging, the amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies.

(31)   (for all funds except DWS Money Market VIP) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(32)   (for all funds except DWS Money Market VIP) the fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

(33)   (for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
       only) no more than 5% of total assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the fund does not own the underlying security or securities at the time of investment.

(34)   (for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
       only) the fund may invest up to 15% of its total assets in credit default swaps.

(35)   (for DWS Core Fixed Income VIP only) the fund may not invest more than
       5% of its net assets in below investment-grade bonds (i.e., junk bonds).

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation

                                      I-6

interests in loans will be treated as illiquid. Restricted securities
(including commercial paper issued pursuant to Section 4(2) of the Securities
Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of each fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst &
Young LLP, 200 Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an
independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated
December 31, 2009 (SEC File No. 811-05002), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-I.

                                      I-7

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL

BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31,
2009.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DWS VARIABLE SERIES II

INDEPENDENT BOARD MEMBER:
John W. Ballantine                   None
Henry P. Becton, Jr.                 None
Dawn-Marie Driscoll                  None
Keith R. Fox                         None
Paul K. Freeman                      None
Kenneth C. Froewiss                  None
Richard J. Herring                   None
William McClayton                    None
Rebecca W. Rimel                     None
William N. Searcy, Jr.               None
Jean Gleason Stromberg               None
Robert Wadsworth                     None
INTERESTED BOARD MEMBER
Ingo Gefeke                          None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None

                                      I-8

(1)   Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the
      Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity
      Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income
      Series, DWS Strategic Government Securities Fund, DWS Strategic Income
      Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS
      Variable Series II, Investors Cash Trust, Tax-Exempt California Money
      Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High
      Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust,
      DWS Municipal Income Trust, DWS RREEF World Real Estate Fund, Inc., DWS
      Strategic Income Trust, and DWS Strategic Municipal Income Trust.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or
Distributor and any persons (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

As of April 7, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.

25% OR GREATER OWNERSHIP

No investor owns 25% or more of a fund's shares as of April 7, 2010, and therefore there is no presumed control of a fund. Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who own 5% or more of a fund share class as of April 7, 2010. All holdings are of record, unless otherwise indicated.

                                      I-9

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

NAME AND ADDRESS OF INVESTOR             SHARES        CLASS     PERCENTAGE

LINCOLN NATIONAL LIFE INSURANCE         164,442.53      A           98.93%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506
LINCOLN NATIONAL LIFE INSURANCE         487,302.67      B           96.42%
VARIABLE LIFE ACCOUNT M
FORT WAYNE IN 46802-3506

DWS BALANCED VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

KEMPER INVESTORS LIFE                     6,624,075.29      A           44.19%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
ALLMERICA LIFE SVSII                      3,398,966.62      A           22.67%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
ZURICH DESTINATIONS FARMERS SVSII         2,163,343.20      A           14.43%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
SYMETRA LIFE INSURANCE CO                 1,044,392.22      A            6.97%
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA 98004-5130
CHARTER NAT LIFE INS CO-HORIZON             914,007.16      A            6.10%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210

DWS BLUE CHIP VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         5,931,174.49      A           53.04%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      4,374,313.05      A           39.12%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE INS CO                 17,120.85      B          100.00%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

                                      I-10

DWS CORE FIXED INCOME VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ALLMERICA LIFE SVSII                      4,471,223.80      A           44.03%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
ZURICH DESTINATIONS FARMERS SVSII         4,228,230.24      A           41.64%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
KEMPER INVESTORS LIFE                     1,315,553.72      A           12.95%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         4,584,213.13      A           41.15%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
KEMPER INVESTORS LIFE                     3,255,504.36      A           29.22%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
ALLMERICA LIFE SVSII                      3,222,591.51      A           28.93%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000

DWS DREMAN SMALL MID CAP VALUE VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         8,669,415.53      A           38.17%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      5,854,769.62      A           25.77%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                     3,230,627.49      A           14.22%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
AMERITAS LIFE INSURANCE GROUP             1,679,402.00      A            7.39%
SEPARATE ACCOUNT VA2
LINCOLN NE 68510-2234
METLIFE INSURANCE CO OF CT                1,034,582.89      B           44.95%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027

                                      I-11

NAME AND ADDRESS OF INVESTOR          SHARES        CLASS     PERCENTAGE

NATIONAL LIFE INS CO                 462,409.04      B           20.09%
SENTINEL ADVANTAGE (VA)
MONTPELIER VT 05604-0001
NATIONAL LIFE INS CO                 256,299.41      B           11.14%
VARITRAK (VUL)
MONTPELIER VT 05604-0001
NATIONWIDE LIFE INSURANCE CO         157,400.42      B            6.84%
NWVLI4
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029
NATIONWIDE LIFE INSURANCE CO         153,040.40      B            6.65%
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029

DWS GLOBAL THEMATIC VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         4,614,538.00      A           58.85%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      2,590,193.28      A           33.03%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
METLIFE INSURANCE CO OF CT                  568,896.73      B           98.52%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027

DWS GOVERNMENT & AGENCY SECURITIES VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ALLMERICA LIFE SVSII                      5,231,993.29      A           40.85%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
ZURICH DESTINATIONS FARMERS SVSII         4,863,384.72      A           37.97%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
KEMPER INVESTORS LIFE                     1,983,435.65      A           15.49%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
METLIFE INSURANCE CO OF CT                  471,757.18                  96.73%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027

                                      I-12

DWS HIGH INCOME VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         9,273,111.20      A           33.53%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      8,791,852.15      A           31.79%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                     7,633,181.08      A           27.60%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE INS CO                 22,977.90      B          100.00%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

DWS LARGE CAP VALUE VIP

NAME AND ADDRESS OF INVESTOR                SHARES          CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         10,414,285.26      A           55.11%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                       5,745,490.60      A           30.41%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                      1,947,086.01      A           10.30%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
NATIONWIDE LIFE INSURANCE CO                  54,326.65      B           77.25%
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029
KEMPER INVESTORS LIFE INS CO                  15,995.30      B           22.75%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

                                      I-13

DWS MID CAP GROWTH VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         1,389,795.29      A           62.75%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                        785,197.51      A           35.45%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000

DWS MONEY MARKET VIP

NAME AND ADDRESS OF INVESTOR                  SHARES          CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII           82,653,549.52      A           32.48%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                        56,298,675.46      A           22.12%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE                       36,442,446.57      A           14.32%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
SEPARATE ACCOUNT B                          19,651,411.80      A            7.72%
SAINT LOUIS MO 63105-3443
POWERV FARMERS POWERV & FLEX VULNET         18,537,349.07      A            7.29%
ST LOUIS MO 63131-1834
CHARTER NAT LIFE INS CO-HORIZON             14,403,047.07      A            5.66%
ATTN ACCTNG FINANCIAL CONTROL TEAM
PALATINE IL 60094-4210
UNION CEN INDIVIDUAL MONEY MARKET           13,917,088.28      A            5.47%
CINCINNATI OH 45201-0179

DWS SMALL CAP GROWTH VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         3,089,586.58      A           42.44%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
KEMPER INVESTORS LIFE                     1,968,352.83      A           27.04%
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000
ALLMERICA LIFE SVSII                      1,814,650.10      A           24.93%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000

                                      I-14

DWS STRATEGIC INCOME VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         3,676,683.30      A           59.64%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      2,345,512.93      A           38.05%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000

DWS STRATEGIC VALUE VIP

NAME AND ADDRESS OF INVESTOR                SHARES          CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         20,628,006.50      A           56.40%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      11,091,050.56      A           30.33%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
FARMERS VUL                                2,089,773.61      A            5.71%
MERCER ISLAND WA 98040-2837
GE CAPITAL LIFE ASSURANCE CO                  61,308.67      B           25.68%
OF NEW YORK
RICHMOND VA 23230-1702
NATIONWIDE LIFE INSURANCE CO                  42,212.94      B           17.68%
NWVLI4
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029
NATIONWIDE LIFE INSURANCE CO                  39,951.71      B           16.73%
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029
NATIONAL LIFE INS CO                          36,124.81      B           15.13%
SENTINEL ADVANTAGE (VA)
MONTPELIER VT 05604-0001
NATIONAL LIFE INS CO                          25,403.11      B           10.64%
VARITRAK (VUL)
MONTPELIER VT 05604-0001
KEMPER INVESTORS LIFE INS CO                  22,878.92      B            9.58%
VARIABLE ANNUITY SEPARATE ACCOUNTS
ATTN PRODUCT VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-1000

                                      I-15

DWS TECHNOLOGY VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         4,578,025.91      A           57.12%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      2,958,327.45      A           36.91%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000
METLIFE INSURANCE CO OF CT                  269,669.18      B           92.40%
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT 06199-0027
GE CAPITAL LIFE ASSURANCE CO                 18,410.89      B            6.31%
OF NEW YORK
RICHMOND VA 23230-1702

DWS TURNER MID CAP GROWTH VIP

NAME AND ADDRESS OF INVESTOR                SHARES         CLASS     PERCENTAGE

ZURICH DESTINATIONS FARMERS SVSII         4,837,328.11      A           74.44%
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC 29602-9097
ALLMERICA LIFE SVSII                      1,620,570.89      A           24.94%
ATTN PRODUCT VALUATION
TOPEKA KS 66636-1000

                                      I-16

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75%
of the meetings of the Board and meetings of the Board Committees on which such
Board Member served.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Currently, all or in some cases all but one of a fund's Board Members are
Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser.
These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate.
Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the
Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-17

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee,
Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and
Operations Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-18

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                                      I-19

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-20

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board
Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.

AGGREGATE COMPENSATION FROM EACH FUND

                             DWS ALTERNATIVE                                      DWS
                            ASSET ALLOCATION          DWS         DWS BLUE     CORE FIXED
                                PLUS VIP         BALANCED VIP     CHIP VIP     INCOME VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $84                  $793             $383         $450
Henry P. Becton, Jr.       $84                  $793             $383         $450
Dawn-Marie Driscoll        $84                  $793             $383         $450
Keith R. Fox               $84                  $753             $369         $432
Paul K. Freeman            $84                  $956             $439         $523
Kenneth C. Froewiss        $84                  $753             $369         $432
Richard J. Herring         $84                  $793             $383         $450
William McClayton          $84                  $820             $393         $462
Rebecca W. Rimel           $84                  $753             $369         $432
William N. Searcy, Jr.     $84                  $793             $383         $450
Jean Gleason Stromberg     $84                  $753             $369         $432
Robert Wadsworth           $84                  $820             $393         $462

                                      I-21

AGGREGATE COMPENSATION FROM EACH FUND

                                                                                        DWS
                            DWS DIVERSIFIED       DWS DREMAN                        GOVERNMENT &
                             INTERNATIONAL      SMALL MID CAP      DWS GLOBAL          AGENCY
                               EQUITY VIP         VALUE VIP       THEMATIC VIP     SECURITIES VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $345                $654              $296             $602
Henry P. Becton, Jr.       $345                $654              $296             $602
Dawn-Marie Driscoll        $345                $654              $296             $602
Keith R. Fox               $334                $623              $287             $574
Paul K. Freeman            $391                $780              $329             $714
Kenneth C. Froewiss        $334                $623              $287             $574
Richard J. Herring         $345                $654              $296             $602
William McClayton          $353                $675              $301             $621
Rebecca W. Rimel           $334                $623              $287             $574
William N. Searcy, Jr.     $345                $654              $296             $602
Jean Gleason Stromberg     $334                $623              $287             $574
Robert Wadsworth           $353                $675              $301             $621

AGGREGATE COMPENSATION FROM EACH FUND

                             DWS HIGH        DWS LARGE       DWS MID CAP     DWS MONEY
                            INCOME VIP     CAP VALUE VIP      GROWTH VIP     MARKET VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $492           $508              $206            $  943
Henry P. Becton, Jr.       $492           $508              $206            $  943
Dawn-Marie Driscoll        $492           $508              $206            $  943
Keith R. Fox               $471           $486              $204            $  893
Paul K. Freeman            $578           $598              $217            $1,141
Kenneth C. Froewiss        $471           $486              $204            $  893
Richard J. Herring         $492           $508              $206            $  943
William McClayton          $506           $522              $208            $  976
Rebecca W. Rimel           $471           $486              $204            $  893
William N. Searcy, Jr.     $492           $508              $206            $  943
Jean Gleason Stromberg     $471           $486              $204            $  893
Robert Wadsworth           $506           $522              $208            $  976

                                      I-22

AGGREGATE COMPENSATION FROM EACH FUND

                               DWS SMALL       DWS STRATEGIC     DWS STRATEGIC          DWS
                            CAP GROWTH VIP       INCOME VIP        VALUE VIP       TECHNOLOGY VIP

 INDEPENDENT BOARD MEMBER:
John W. Ballantine         $307               $313              $794              $302
Henry P. Becton, Jr.       $307               $313              $794              $302
Dawn-Marie Driscoll        $307               $313              $794              $302
Keith R. Fox               $298               $304              $753              $293
Paul K. Freeman            $343               $351              $955              $337
Kenneth C. Froewiss        $298               $304              $753              $293
Richard J. Herring         $307               $313              $794              $302
William McClayton          $313               $319              $820              $307
Rebecca W. Rimel           $298               $304              $753              $293
William N. Searcy, Jr.     $307               $313              $794              $302
Jean Gleason Stromberg     $298               $304              $753              $293
Robert Wadsworth           $313               $319              $820              $307

AGGREGATE COMPENSATION FROM EACH FUND

                            DWS TURNER MID CAP GROWTH VIP

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $268
Henry P. Becton, Jr.       $268
Dawn-Marie Driscoll        $268
Keith R. Fox               $261
Paul K. Freeman            $294
Kenneth C. Froewiss        $261
Richard J. Herring         $268
William McClayton          $272
Rebecca W. Rimel           $261
William N. Searcy, Jr.     $268
Jean Gleason Stromberg     $261
Robert Wadsworth           $272

                                      I-23

TOTAL COMPENSATION FROM DWS FUND COMPLEX

                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000

(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2)   Includes $75,829 in annual retainer fees received by Dr. Freeman as
Chairperson of DWS funds.

                                      I-24

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all DWS
Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                    $ 0/(1)/               $100,001 - $500,000
Inna Okounkova                 $ 0/(2)/               $100,001 - $500,000
Thomas Picciochi               $ 0/(3)/               $100,001 - $500,000

DWS BALANCED VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                    $ 0/(4)/               $100,001 - $500,000
Inna Okounkova                 $ 0/(5)/               $100,001 - $500,000
Thomas Picciochi               $ 0/(6)/               $100,001 - $500,000

DWS BLUE CHIP VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                    $ 0/(7)/               $100,001 - $500,000
Russell Shtern                 $  0                    $50,001 - $100,000

DWS CORE FIXED INCOME VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Kenneth R. Bowling             $ 0                     $10,001 - $50,000
Jamie Guenther                 $0/(8)/                 $10,001 - $50,000
John Brennan                   $0/(9)/                 $50,001 - $100,000
Bruce Harley                   $0/(10)/                $10,001 - $50,000
J. Richard Robben              $0/(11)/                $50,001 - $100,000
David Vignolo                  $ 0                    $100,001 - $500,000
J. Kevin Horsley               $0/(12)/                $10,001 - $50,000
Stephen Willer                 $0/(13)/                $50,001 - $100,000

                                      I-25

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                    $ 0/(14)/              $100,001 - $500,000
Russell Shtern                 $ 0/(15)/               $50,001 - $100,000

DWS DREMAN SMALL MID CAP VALUE VIP

                                DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED

David N. Dreman               $0
E. Clifton Hoover             $0
Mark Roach                    $0

DWS GLOBAL THEMATIC VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Oliver Kratz                   $ 0/(16)/              $100,001 - $500,000

DWS GOVERNMENT & AGENCY SECURITIES VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

William Chepolis               $ 0/(17)/              $100,001 - $500,000
Ohn Choe                       $  0                    $10,001 - $50,000

DWS HIGH INCOME VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Gary Sullivan                  $ 0/(18)/              $100,001 - $500,000

DWS LARGE CAP VALUE VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Thomas Schuessler             $0                    $0
Oliver Pfeil                  $0                    $0
Volker Dosch                  $0                    $0

DWS MID CAP GROWTH VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Joseph Axtell                 $0                      $100,001 - $500,000
Rafaelina M. Lee              $0                    $     0

                                      I-26

DWS SMALL CAP GROWTH VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Joseph Axtell                  $ 0/(19)/              $100,001 - $500,000
Rafaelina M. Lee               $  0                 $     0

DWS STRATEGIC INCOME VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Gary Sullivan                  $  0                   $100,001 - $500,000
William Chepolis               $  0                   $100,001 - $500,000
Robert Wang                    $ 0/(20)/              $100,001 - $500,000
Ohn Choe                       $  0                    $10,001 - $50,000
Thomas Picciochi               $ 0/(21)/              $100,001 - $500,000

DWS STRATEGIC VALUE VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Volker Dosch                  $0                    $0
Oliver Pfeil                  $0                    $0
Thomas Schuessler             $0                    $0

DWS TECHNOLOGY VIP

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Frederic L. Fayolle           $0                    $0
Clark Chang                   $0                    $0
Walter Holick                 $0                    $0

DWS TURNER MID CAP GROWTH VIP

                                DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED

Christopher K. McHugh         $0
Tara Hedlund                  $0
Jason Schrotberger            $0

/(1)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Alternative Asset Allocation Plus Fund, the retail mutual fund that has the same investment strategy.

/(2)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Alternative Asset Allocation Plus Fund, the retail mutual fund that has the same investment strategy.

                                      I-27

/(3)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Alternative Asset Allocation Plus Fund, the retail mutual fund that has the same investment strategy.

/(4)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Balanced Fund, the retail mutual fund that has the same investment strategy.

/(5)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Balanced Fund, the retail mutual fund that has the same investment strategy.

/(6)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Balanced Fund, the retail mutual fund that has the same investment strategy.

/(7)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS Blue
Chip Fund, the retail mutual fund that has the same investment strategy.

/(8)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(9)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(10)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(11)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS Core
Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(12)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(13)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Core Fixed Income Fund, the retail mutual fund that has the same investment strategy.

/(14)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Diversified International Fund, the retail mutual fund that has the same investment strategy.

/(15)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Diversified International Fund, the retail mutual fund that has the same investment strategy.

/(16)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $100,001 - $500,000 in
DWS Global Thematic Fund, the retail mutual fund that has the same investment strategy.

/(17)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Strategic Government Securities Fund, the retail mutual fund that has the same investment strategy.

                                      I-28

/(18)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $100,001 - $500,000 in
DWS High Income Fund, the retail mutual fund that has the same investment strategy.

/(19)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS
Small Cap Growth Fund, the retail mutual fund that has the same investment strategy.

/(20)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Strategic Income Fund, the retail mutual fund that has the same investment strategy.

/(21)/ Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS
Strategic Income Fund, the retail mutual fund that has the same investment strategy.

Because DWS Large Cap Value VIP's, DWS Strategic Value VIP's and DWS Technology
VIP's (Frederic L. Fayolle and Walter Holick only) portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as a fund, on account of US tax and other regulatory limitations applicable to foreign investors.

CONFLICTS OF INTEREST

In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang               39          $15,421,677,075              0                     $0
Inna Okounkova            11          $ 3,300,009,562              0                     $0
Thomas Picciochi          12          $ 8,472,926,706              0                     $0

DWS BALANCED VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang               39          $15,104,041,817              0                     $0
Inna Okounkova            11          $ 2,982,374,305              0                     $0
Thomas Picciochi          12          $ 8,155,291,448              0                     $0

                                      I-29

DWS BLUE CHIP VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang                39         $15,311,473,885              0                     $0
Russell Shtern              3         $   757,657,889              0                     $0

DWS CORE FIXED INCOME VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Kenneth R. Bowling          6          $1,656,359,296               0                     $0
Jamie Guenther              6          $1,656,359,296               0                     $0
John Brennan                7          $1,974,928,185               0                     $0
Bruce Harley                6          $1,656,359,296               0                     $0
J. Richard Robben           7          $1,974,928,185               0                     $0
David Vignolo               6          $1,656,359,296               0                     $0
J. Kevin Horsley            6          $1,656,359,296               0                     $0
Stephen Willer              6          $1,656,359,296               0                     $0

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang                39         $15,336,435,047              0                     $0
Russell Shtern              2         $   671,482,229              0                     $0

DWS DREMAN SMALL MID CAP VALUE VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

David N. Dreman            13         $3,187,000,000               0                     $0
E. Clifton Hoover          11         $3,081,000,000               0                     $0
Mark Roach                  9         $2,729,000,000               0                     $0

                                      I-30

DWS GLOBAL THEMATIC VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Oliver Kratz               1          $1,220,959,560               0                     $0

DWS GOVERNMENT & AGENCY SECURITIES VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

William Chepolis           15         $9,291,001,912               0                     $0
Ohn Choe                    5         $  185,651,855               0                     $0

DWS HIGH INCOME VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Gary Sullivan             10          $5,827,734,408               0                     $0

DWS LARGE CAP VALUE VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Thomas Schuessler          5          $4,279,713,091               0                     $0
Oliver Pfeil               3          $4,123,252,972               0                     $0
Volker Dosch               3          $4,123,252,972               0                     $0

                                      I-31

DWS MID CAP GROWTH VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Joseph Axtell              5          $1,113,702,054               0                     $0
Rafaelina M. Lee           3          $  511,478,315               0                     $0

DWS SMALL CAP GROWTH VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Joseph Axtell              5          $1,056,389,140               0                     $0
Rafaelina M. Lee           3          $  454,165,400               0                     $0

DWS STRATEGIC INCOME VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Gary Sullivan              10         $ 5,951,046,214              0                     $0
William Chepolis           15         $ 9,392,834,520              0                     $0
Robert Wang                39         $15,348,761,449              0                     $0
Ohn Choe                    5         $   185,651,855              0                     $0
Thomas Picciochi           12         $ 8,400,011,080              0                     $0

DWS STRATEGIC VALUE VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Volker Dosch               3          $4,053,192,143               0                     $0
Oliver Pfeil               3          $4,053,192,143               0                     $0
Thomas Schuessler          5          $4,209,652,262               0                     $0

                                      I-32

DWS TECHNOLOGY VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Frederic L. Fayolle          1            $679,277,138               0                     $0
Clark Chang                  1            $679,277,138               0                     $0
Walter Holick                1            $679,277,138               0                     $0

DWS TURNER MID CAP GROWTH VIP

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                            NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                           REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                    INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER           COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Christopher K. McHugh          11         $2,400,000,000               2                 $69,000,000
Tara Hedlund                    7         $2,300,000,000               1                 $27,000,000
Jason Schrotberger             12         $2,800,000,000               1                 $27,000,000

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                33           $1,606,231,663              0                    $0
Inna Okounkova              3           $   51,323,542              0                    $0
Thomas Picciochi           10           $  652,680,862              0                    $0

DWS BALANCED VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                33           $1,606,231,663              0                    $0
Inna Okounkova              3           $   51,323,542              0                    $0
Thomas Picciochi           10           $  652,680,862              0                    $0

                                      I-33

DWS BLUE CHIP VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                33           $1,606,231,663              0                    $0
Russell Shtern              3           $  694,098,530              0                    $0

DWS CORE FIXED INCOME VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Kenneth R. Bowling          0                  $0                    0                    $0
Jamie Guenther              0                  $0                    0                    $0
John Brennan                0                  $0                    0                    $0
Bruce Harley                0                  $0                    0                    $0
J. Richard Robben           0                  $0                    0                    $0
David Vignolo               0                  $0                    0                    $0
J. Kevin Horsley            0                  $0                    0                    $0
Stephen Willer              0                  $0                    0                    $0

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                33           $1,606,231,663              0                    $0
Russell Shtern              3           $  694,098,530              0                    $0

                                      I-34

DWS DREMAN SMALL MID CAP VALUE VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

David N. Dreman            4             $122,000,000               1                $1,700,000
E. Clifton Hoover          0             $          0               0                $        0
Mark Roach                 0             $          0               0                $        0

DWS GLOBAL THEMATIC VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Oliver Kratz              22            $4,186,966,417              0                    $0

DWS GOVERNMENT & AGENCY SECURITIES VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

William Chepolis           0                  $0                    0                    $0
Ohn Choe                   0                  $0                    0                    $0

DWS HIGH INCOME VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Gary Sullivan              0                  $0                    0                    $0

                                      I-35

DWS LARGE CAP VALUE VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Thomas Schuessler          4            $6,484,870,880              1               $867,775,387
Oliver Pfeil               2            $  367,179,014              1               $263,422,492
Volker Dosch               3            $2,189,404,340              1               $ 56,881,447

DWS MID CAP GROWTH VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Joseph Axtell              0                  $0                    0                    $0
Rafaelina M. Lee           0                  $0                    0                    $0

DWS SMALL CAP GROWTH VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Joseph Axtell              0                  $0                    0                    $0
Rafaelina M. Lee           0                  $0                    0                    $0

DWS STRATEGIC INCOME VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Gary Sullivan               0           $            0              0                    $0
William Chepolis            0           $            0              0                    $0
Robert Wang                33           $1,606,231,663              0                    $0
Ohn Choe                    0           $            0              0                    $0
Thomas Picciochi           10           $  652,680,862              0                    $0

                                      I-36

DWS STRATEGIC VALUE VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Volker Dosch               3            $2,189,404,340              1               $ 56,881,447
Oliver Pfeil               2            $  367,179,014              1               $263,422,492
Thomas Schuessler          4            $6,484,870,880              1               $867,775,387

DWS TECHNOLOGY VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Frederic L. Fayolle          2             $455,602,288               2               $455,602,288
Clark Chang                  0             $          0               0               $          0
Walter Holick                2             $455,602,288               0               $          0

DWS TURNER MID CAP GROWTH VIP

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                                 NUMBER OF POOLED
                            NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                             POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                    INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER           VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Christopher K. McHugh         37             $308,000,000               2                $59,000,000
Tara Hedlund                  22             $193,000,000               0                $         0
Jason Schrotberger            32             $303,000,000               3                $60,000,000

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                  34           $6,432,005,203            3               $37,280,448
Inna Okounkova                2           $  110,384,601            0               $         0
Thomas Picciochi              8           $  938,277,081            3               $37,280,448

                                      I-37

DWS BALANCED VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                  34           $6,432,005,203            3               $37,280,448
Inna Okounkova                2           $  110,384,601            0               $         0
Thomas Picciochi              8           $  938,277,081            3               $37,280,448

DWS BLUE CHIP VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                 34            $6,432,005,203            3               $37,280,448
Russell Shtern              21            $5,170,969,622            0               $         0

DWS CORE FIXED INCOME VIP

OTHER ACCOUNTS MANAGED:

                                                            NUMBER OF OTHER     TOTAL ASSETS OF
                                           TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Kenneth R. Bowling            5            $484,913,584           0                   $0
Jamie Guenther                1            $ 83,299,819           0                   $0
John Brennan                  1            $ 83,299,819           0                   $0
Bruce Harley                  1            $ 83,299,819           0                   $0
J. Richard Robben             4            $399,367,508           0                   $0
David Vignolo                 4            $431,300,522           0                   $0
J. Kevin Horsley              1            $ 83,299,819           0                   $0
Stephen Willer                1            $ 83,299,819           0                   $0

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                 34            $6,432,005,203            3               $37,280,448
Russell Shtern              21            $5,170,969,622            0               $         0

                                      I-38

DWS DREMAN SMALL MID CAP VALUE VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

David N. Dreman             82            $1,012,000,000            0                   $0
E. Clifton Hoover           77            $  854,000,000            0                   $0
Mark Roach                  21            $  157,000,000            0                   $0

DWS GLOBAL THEMATIC VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Oliver Kratz                22            $4,826,112,795            0                   $0

DWS GOVERNMENT & AGENCY SECURITIES VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

William Chepolis             1            $119,545,835           0                   $0
Ohn Choe                     1            $119,545,835           0                   $0

DWS HIGH INCOME VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Gary Sullivan                0                 $0                0                   $0

                                      I-39

DWS LARGE CAP VALUE VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Thomas Schuessler            2            $12,885,087            0                   $0
Oliver Pfeil                 0            $         0            0                   $0
Volker Dosch                 0            $         0            0                   $0

DWS MID CAP GROWTH VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Joseph Axtell                3            $219,451,380           0                   $0
Rafaelina M. Lee             2            $175,511,148           0                   $0

DWS SMALL CAP GROWTH VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Joseph Axtell                3            $219,451,380           0                   $0
Rafaelina M. Lee             2            $175,511,148           0                   $0

DWS STRATEGIC INCOME VIP

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Gary Sullivan                 0           $            0            0               $         0
William Chepolis              1           $  119,545,835            0               $         0
Robert Wang                  34           $6,432,005,203            3               $37,280,448
Ohn Choe                      1           $  119,545,835            0               $         0
Thomas Picciochi              8           $  938,277,081            3               $37,280,448

                                      I-40

DWS STRATEGIC VALUE VIP

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Volker Dosch                 0                      0            0                   $0
Oliver Pfeil                 0            $         0            0                   $0
Thomas Schuessler            2            $12,885,087            0                   $0

DWS TECHNOLOGY VIP

OTHER ACCOUNTS MANAGED:

                                                             NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Frederic L. Fayolle            0                 $0                0                   $0
Clark Chang                    0                 $0                0                   $0
Walter Holick                  0                 $0                0                   $0

DWS TURNER MID CAP GROWTH VIP

OTHER ACCOUNTS MANAGED:

                                                                  NUMBER OF OTHER     TOTAL ASSETS OF
                                                TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                       NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER          OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Christopher K. McHugh           31            $1,900,000,000            3              $208,000,000
Tara Hedlund                    16            $  657,000,000            1              $ 94,000,000
Jason Schrotberger              58            $2,700,000,000            6              $498,000,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

                                      I-41

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                     $4,064/1/          $4,064              $2,032/1/               $2,032

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $101                    $71

DWS BALANCED VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,107,448         $     0             $   302,883                $0
2008                    $1,716,044         $48,022             $267,755/2/                $0
2007                    $2,666,534         $30,062             $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $626                   $  0
2008                           $221                   $221
2007                           $453                   $453

DWS BLUE CHIP VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  556,755            $0               $   101,228                $0
2008                    $1,059,617            $0               $105,793/2/                $0
2007                    $2,018,922            $0               $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $293                    $0
2008                           $383                    $0
2007                           $450                    $0

                                      I-42

DWS CORE FIXED INCOME VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  635,016            $0               $   127,003                $0
2008                    $1,158,767            $0               $129,626/2/                $0
2007                    $2,144,122            $0               $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $ 76                    $0
2008                           $341                    $0
2007                           $368                    $0

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  527,405            $0               $    81,139                $0
2008                    $1,244,991            $0               $105,669/2/                $0
2007                    $2,007,490            $0               $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $151                    $0
2008                           $152                    $0
2007                           $247                    $0

DWS DREMAN SMALL MID CAP VALUE VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,488,279            $0               $   229,045                $0
2008                    $2,646,998            $0               $244,036/2/                $0
2007                    $4,418,373            $0               $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $1,040                   $0
2008                          $  995                   $0
2007                          $1,013                   $0

                                      I-43

DWS GLOBAL THEMATIC VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  567,449         $212,704            $   62,016                 $0
2008                    $1,138,988         $441,223            $72,094/2/                 $0
2007                    $1,732,290         $578,480            $        0                 $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                           $445                    $383                $        0                  $0
2008                           $224                    $  0                $69,550/4/                  $0
2007                           $466                    $466                $  242,233                  $0

DWS GOVERNMENT & AGENCY SECURITIES VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  886,913         $     0             $   197,092                $0
2008                    $1,045,390         $ 9,385             $143,349/2/                $0
2007                    $1,209,630         $41,529             $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                          $  434                  $  0
2008                          $  623                  $552
2007                          $1,014                  $918

DWS HIGH INCOME VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  879,928            $0               $   175,986                $0
2008                    $1,139,273            $0               $131,305/2/                $0
2007                    $1,912,439            $0               $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $333                    $0
2008                           $432                    $0
2007                           $548                    $0

                                      I-44

DWS LARGE CAP VALUE VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,164,765            $0               $   179,195                $0
2008                    $1,214,541            $0               $   186,852                $0
2007                    $1,950,386            $0               $197,410/3/                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $187                    $ 0
2008                           $372                    $60
2007                           $478                    $ 0

DWS MID CAP GROWTH VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                     $129,856          $48,037             $   19,527                 $0
2008                     $252,379          $51,613             $21,460/2/                 $0
2007                     $435,886          $83,897             $        0                 $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                           $473                    $473                $        0                  $0
2008                           $208                    $208                $20,790/4/                  $0
2007                           $237                    $237                $   60,283                  $0

DWS MONEY MARKET VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  946,882         $     0             $   332,239                $0
2008                    $1,247,502         $74,810             $263,770/2/                $0
2007                    $1,392,290         $23,928             $         0                $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $574                   $  0
2008                           $711                   $711
2007                           $690                   $690

                                      I-45

DWS SMALL CAP GROWTH VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  373,273         $     0             $   67,868                 $0
2008                    $  733,616         $29,376             $74,373/2/                 $0
2007                    $1,413,741         $54,596             $        0                 $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $569                   $  0
2008                           $387                   $151
2007                           $365                   $365

DWS STRATEGIC INCOME VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                     $391,763          $43,268             $   71,230                 $0
2008                     $578,416          $12,958             $62,261/2/                 $0
2007                     $697,461          $     0             $        0                 $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2009                           $207                   $207
2008                           $147                   $  0
2007                           $225                   $  0

DWS STRATEGIC VALUE VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $1,818,873         $104,023            $   274,743                $0
2008                    $3,949,911         $      0            $331,580/2/                $0
2007                    $7,381,802         $      0            $         0                $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                           $709                    $494                $        0                  $0
2008                           $847                    $243                $40,370/4/                  $0
2007                           $995                    $313                $  141,319                  $0

                                      I-46

DWS TECHNOLOGY VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  452,097            $0               $   67,985                 $0
2008                    $  762,698            $0               $66,748/2/                 $0
2007                    $1,237,197            $0               $        0                 $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                           $296                     $0                 $        0                  $0
2008                           $375                     $0                 $21,129/4/                  $0
2007                           $490                     $0                 $   59,280                  $0

DWS TURNER MID CAP GROWTH VIP

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2009                    $  324,784         $     0             $   45,424                 $0
2008                    $  737,881         $16,056             $59,597/2/                 $0
2007                    $1,067,206         $     0             $        0                 $0

                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES

2009                           $102                    $ 0                 $        0                  $0
2008                           $ 93                    $93                 $22,504/4/                  $0
2007                           $104                    $ 0                 $   81,746                  $0

/1/ For the period from February 2, 2009 (commencement of operations) through
December 31, 2009.

/2/ For the period from May 1, 2008 through December 31, 2008. Prior to May 1,
   2008, the administrative services fee for each fund was included in the investment management agreement.

/3/ For the period from April 11, 2007 through December 31, 2007. Prior to
   April 11, 2007, the administrative services fee for the fund was included in the investment management agreement.

/4/ For the period from January 1, 2008 through April 30, 2008.

The following waivers were in effect during the most recent three fiscal years:

For the period from February 2, 2009 (commencement of operations) through
December 31, 2009, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for DWS Alternative Asset
Allocation VIP.

For the period from January 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Balanced VIP's total annual operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

                                      I-47

For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain DWS Blue Chip VIP's total annual operating expenses at 1.25% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from October 1, 2007 through September 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Core Fixed Income VIP's total annual operating expenses at 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Global Thematic VIP to the extent necessary to maintain the DWS Global Thematic VIP's total operating expenses at ratios no higher than 1.25% and 1.65% for Class A shares, and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. For the period from May 1, 2009 through September 30,
2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain DWS Global
Thematic VIP's total annual operating expenses at 1.07% and 1.47% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from January 1, 2008 through April 30, 2009, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Global Thematic
VIP's total annual operating expenses at 1.05% and 1.45% for Class A shares and
Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. From October 1, 2007 through
September 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the DWS Global
Thematic VIP's total operating expenses at 1.05% and 1.45% for Class A and
Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense. For the period from February 1,
2007 through September 30, 2007, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain
DWS Global Thematic VIP's total annual operating expenses at 1.12% and 1.52%
for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from January 1, 2007 through January 30, 2007, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Global Thematic VIP's total annual operating expenses at 1.05% and 1.49% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Government & Agency Securities VIP to the extent necessary to maintain DWS Government & Agency Securities VIP's total annual operating expenses at 0.65% and 1.05% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from May 1, 2008 through
September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the total annual operating expenses of DWS
Government & Agency Securities VIP at 0.64% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from October 1, 2007 through September 30, 2008, the
Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Government & Agency Securities VIP's total annual operating expenses at 1.04% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.
For the period from February 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Government & Agency Securities VIP's total annual operating expenses at 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

                                      I-48

For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS High Income VIP to the extent necessary to maintain DWS High
Income VIP's total annual operating expenses at 1.18% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from April 27, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Large Cap Value VIP to the extent necessary to maintain DWS
Large Cap Value VIP's total operating expenses at 0.88% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from October 1, 2008 through September 30,
2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Large Cap Value VIP to the extent necessary to maintain DWS Large Cap Value VIP's total operating expenses at 1.25% for
Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from October 1, 2009 through April 30, 2010, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain expense of DWS Mid Cap Growth VIP to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at a ratio no higher than 1.10% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. For the period from
October 1, 2007 through September 30, 2009, the Advisor, the underwriter and accounting agent had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from February 1, 2007 through
September 30, 2007, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Mid Cap
Growth VIP's total annual operating expenses at 0.90% for Class A shares excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from January 1, 2007 through January 30, 2007, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Mid Cap Growth VIP's total annual operating expenses at 0.86% for Class A shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

For the period from January 1, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain
DWS Money Market VIP's total annual operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

For the period from January 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Small Cap Growth VIP's total annual operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Strategic Income VIP to the extent necessary to maintain DWS
Strategic Income VIP's total operating expenses at 0.82% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from October 1, 2007 through September 30,
2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Strategic Income
VIP's total annual operating expenses at 0.83% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from January 1, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses of DWS Strategic Value VIP at 0.78% for
Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For the period from May 7, 2007 through
April 30, 2010, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses of DWS Strategic Value VIP at 1.11% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. For

                                      I-49

the period from January 1, 2007 through May 6, 2007, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the total annual operating expenses of DWS
Strategic Value VIP at 1.15% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

For the period from January 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses of DWS Technology VIP to the extent necessary to maintain DWS
Technology VIP's total annual operating expenses at 1.48% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

For the period from October 1, 2007 through September 30, 2008, the Advisor, the underwriter and accounting agent had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain DWS Turner Mid Cap Growth VIP's total annual operating expenses at 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

The following waivers are currently in effect:

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that DWS Alternative Asset Allocation Plus VIP's total annual operating expenses will not exceed 0.21% and 0.61% for Class A and
Class B. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds) fees and expenses
(estimated at 1.23%).

For DWS Global Thematic VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% and
1.46% for Class A and Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS High Income VIP, the Advisor has contractually agreed through September
30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.25% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Large Cap Value VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.88% and
1.28% for Class A and Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend o extraordinary expenses, taxes, brokerage and interest expense.

For DWS Mid Cap Growth VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.09% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Money Market VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.51% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Strategic Income VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.87% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

For DWS Turner Mid Cap Growth VIP, the Advisor has contractually agreed through
September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.01% for
Class A. The agreement may only be terminated with the consent of the fund's
Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

                                      I-50

PART I: APPENDIX I-F - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent calendar year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                                           12B-1 DISTRIBUTION
                                                                  FEES

DWS Alternative Asset Allocation Plus VIP      Class B          $ 4,099
DWS Blue Chip VIP                              Class B          $   357
DWS Dreman Small Mid Cap Value VIP             Class B          $57,670
DWS Global Thematic VIP                        Class B          $10,871
DWS Government & Agency Securities VIP         Class B          $17,935
DWS High Income VIP                            Class B          $   351
DWS Large Cap Value VIP                        Class B          $ 1,457
DWS Strategic Value VIP                        Class B          $ 4,762
DWS Technology VIP                             Class B          $ 5,456

                                      I-51

PART I: APPENDIX I-G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER RATES

FUND                                              2009         2008

DWS Alternative Asset Allocation Plus VIP            155%/**/   NA
DWS Balanced VIP                                     207%       263%
DWS Blue Chip VIP                                     82%       127%
DWS Core Fixed Income VIP                            222%       215%
DWS Diversified International Equity VIP             139%       132%
DWS Dreman Small Mid Cap Value VIP                    72%        49%
DWS Global Thematic VIP                              190%       229%
DWS Government & Agency Securities VIP               390%       543%
DWS High Income VIP                                   66%        38%
DWS Large Cap Value VIP                               76%        97%
DWS Mid Cap Growth VIP                                89%        82%
DWS Small Cap Growth VIP                              93%        67%
DWS Strategic Income VIP                             370%       234%
DWS Strategic Value VIP                               91%        28%
DWS Technology VIP                                    45%        71%
DWS Turner Mid Cap Growth VIP                         86%       156%

/**/ Not annualized.

BROKERAGE COMMISSIONS

                                               FISCAL     BROKERAGE COMMISSIONS
                                                YEAR          PAID BY FUND

DWS Alternative Asset Allocation Plus VIP      2009            $       47
                                               2008            $        0
                                               2007            $        0
DWS Balanced VIP                               2009            $  455,000
                                               2008            $        0
                                               2007            $        0
DWS Blue Chip VIP                              2009            $   79,447
                                               2008            $  131,526
                                               2007            $  434,083
DWS Core Fixed Income VIP                      2009            $   10,774
                                               2008            $    4,953
                                               2007            $        0
DWS Diversified International Equity VIP       2009            $  196,584
                                               2008            $  821,263
                                               2007            $  911,116
DWS Dreman Small Mid Cap Value VIP             2009            $  411,185
                                               2008            $  447,757
                                               2007            $1,193,080
DWS Global Thematic VIP                        2009            $  452,640

                                      I-52

                                        FISCAL    BROKERAGE COMMISSIONS
                                         YEAR          PAID BY FUND

                                        2008             $811,767
                                        2007             $982,359
DWS Government & Agency Securities      2009             $ 19,143
VIP
                                        2008             $ 27,364
                                        2007             $ 13,354
DWS High Income VIP                     2009             $      0
                                        2008             $      0
                                        2007             $      0
DWS Large Cap Value VIP                 2009             $471,798
                                        2008             $501,313
                                        2007             $507,082
DWS Mid Cap Growth VIP                  2009             $ 57,024
                                        2008             $ 80,219
                                        2007             $ 80,264
DWS Money Market VIP                    2009             $      0
                                        2008             $      0
                                        2007             $      0
DWS Small Cap Growth VIP                2009             $276,913
                                        2008             $327,182
                                        2007             $437,462
DWS Strategic Income VIP                2009             $ 12,407
                                        2008             $ 11,589
                                        2007             $      0
DWS Strategic Value VIP                 2009             $733,553
                                        2008             $403,090
                                        2007             $581,172
DWS Technology VIP                      2009             $130,579
                                        2008             $279,514
                                        2007             $433,195
DWS Turner Mid Cap Growth VIP           2009             $121,492
                                        2008             $312,743
                                        2007             $298,896

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                                   AGGREGATE                        % OF THE
                                                                                   BROKERAGE                       AGGREGATE
                                                                                  COMMISSIONS                        DOLLAR
                                                        NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                             FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                              YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS

DWS Alternative Asset Allocation Plus VIP    2009       None           -             None              -               -
DWS Balanced VIP                             2009       None           -             None              -               -

                                      I-53

                                                                                  AGGREGATE                        % OF THE
                                                                                  BROKERAGE                       AGGREGATE
                                                                                 COMMISSIONS                        DOLLAR
                                                       NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                            FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                             YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS

                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Blue Chip VIP                           2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Core Fixed Income VIP                   2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Diversified International Equity VIP    2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Dreman Small Mid Cap Value VIP          2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Global Thematic VIP                     2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Government & Agency Securities          2009       None           -             None              -               -
VIP
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS High Income VIP                         2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Large Cap Value VIP                     2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Mid Cap Growth VIP                      2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Money Market VIP                        2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Small Cap Growth VIP                    2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Strategic Income VIP                    2009       None           -             None              -               -
                                            2008       None           -             None              -               -
                                            2007       None           -             None              -               -
DWS Strategic Value VIP                     2009       None           -             None              -               -

                                      I-54

                                                                       AGGREGATE                        % OF THE
                                                                       BROKERAGE                       AGGREGATE
                                                                      COMMISSIONS                        DOLLAR
                                            NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                 FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                  YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS

                                 2008       None           -             None              -               -
                                 2007       None           -             None              -               -
DWS Technology VIP               2009       None           -             None              -               -
                                 2008       None           -             None              -               -
                                 2007       None           -             None              -               -
DWS Turner Mid Cap Growth VIP    2009       None           -             None              -               -
                                 2008       None           -             None              -               -
                                 2007       None           -             None              -               -

Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.

Listed below are the regular broker dealers of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

SPDR BARCLAY'S CAPITAL INT'L TREASURY BOND                    $62,000

DWS BALANCED VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

1ST SOURCE CORP.                                            $   26,000
AEGON NV                                                    $   12,000
ALLIANZ SE                                                  $   25,000
ALLIED WORLD ASSURANCE CO.                                  $   88,000
ALPHA BANK                                                  $  112,000
AMERICAN EXPRESS COMPANY                                    $  628,000
AMP LIMITED NPV                                             $    6,000
ANGLO IRISH BANKCORP. PLC                                   $        0
ASHTON WOODS USA LLC                                        $   11,000
ASSICURAZIONI GENERALI SPA                                  $   16,000
AUSTRALIA & NEW ZEALAND BANKING GROUP,                      $   11,000
PLC
AVIVA PLC                                                   $    4,000
AXA                                                         $  141,000
BANCO LATINOAMERICANO DE EXPORTACIONES                      $   50,000
BANCO SANTANDER, S.A.                                       $  415,000
THE BANCORP., INC.                                          $   16,000
BANK OF AMERICA CORP.                                       $2,155,000

                                      I-55

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

BANK OFMONTREAL                                             $    5,000
BANK OF NOVA SCOTIA                                         $   14,000
BANK OF NEW YORK MELLON CORP                                $  101,000
BANK OF EAST ASIA                                           $    2,000
BANK OF YOKOHAMA LTD.                                       $    5,000
BARCLAYS PLC                                                $  183,000
BANCO BILBAO VIZCAYA ARGENTA                                $   13,000
BANCO POPULAR ESPANOL SA                                    $    4,000
BGC PARTNERS INC.                                           $   10,000
BANK OF CYPRUS PCL                                          $    4,000
PIRAEUS BANK S.A.                                           $    8,000
BNP PARIBAS                                                 $  246,000
BOC HONG KONG (HOLDINGS) LTD.                               $    5,000
BROOKFIELD ASSET MANAGEMENT, INC.                           $    7,000
BUFFALO THUNDER DEVELOPMENT AUTHORITY                       $    3,000
CAPITAL ONE FINANCIAL CORP                                  $1,068,000
CAPITALAND LTD                                              $    9,000
CARDINAL FINANCIAL CORP                                     $    3,000
CANADIAN IMPERIAL BANK OF COMMERCE                          $    7,000
CHEUNG KONG (HOLDINGS) LTD                                  $   17,000
CHINA LIFE INSURANCE CO LTD                                 $  282,000
CHUO MITSUI TRUST HOLDINGS, INC.                            $    3,000
CITIGROUP INC.                                              $2,797,000
COMMONWEALTH BANK OF AUSTRALIA                              $   14,000
CREDIT AGRICOLE SA                                          $    4,000
CREDIT SUISSE GROUP AG                                      $  211,000
DAIWA SECURITIES GROUP, INC.                                $    5,000
DANSKE BANK A/S                                             $   42,000
DBS GROUP HOLDINGS LTD.                                     $   22,000
DEUTSCHE BOERSE AG                                          $   11,000
DEUTSCHE POST AG (REGISTERED)                               $   10,000
DEXIA SA                                                    $    6,000
DNB NOR BANK ASA                                            $   59,000
EFG EUROBANK ERGAS                                          $    7,000
ERSTE GROUP BANK AG                                         $   29,000
FORD MOTOR CREDIT CO.                                       $1,097,000
FORTIS                                                      $  133,000
GENERAL ELECTRIC CAPITAL CORP                               $1,335,000
GENTING SINGAPORE PLC                                       $   27,000
GMAC LLC                                                    $  130,000
GOLDMAN SACHS GROUP, INC.                                   $  796,000
GREENLIGHT CAPITAL RE LTD.                                  $    9,000

                                      I-56

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

HANG LUNG PROPERTIES LTD.                                  $     8,000
HANG SENG BANK LTD                                         $     9,000
HENDERSON LANDDEVELOPMENT CO.,                             $     7,000
HONG KONG EXCHANGE & CLEARING LTD.                         $    12,000
HSBC HOLDINGS PLC                                          $   240,000
IMMOEAST AG                                                $   210,000
ING GROEP NV                                               $   330,000
INSURANCE AUSTRAILIA GROUP LTD.                            $     4,000
INTESA SANPAOLO SpA                                        $    13,000
ISHARES BARCLAYS AGGREGATE BOND FUND                       $10,527,000
JEFFERIES GROUP, INC.                                      $   116,000
JPMORGAN CHASE & CO.                                       $ 1,779,000
JULIUS BAER HOLDINGS AG-B                                  $     4,000
KBC GROEP NV                                               $    14,000
KBW INC.                                                   $    38,000
KEYCORP                                                    $   369,000
LLOYD'S BANKING GROUP PLC                                  $       282
M&T BANK CORP.                                             $       208
MANULIFE FINANCIAL CORP                                    $     6,000
MARFIN INVESTMENT GROUP SA                                 $     4,000
MARSHALL & ILSLEY CORP                                     $   188,000
MEDIOBANCA SPA                                             $     4,000
METLIFE INC.                                               $   749,000
MITSUBISHI ESTATE CO., LTD.                                $    16,000
MITSUBISHI UFJ FINANCIAL GROUP                             $    24,000
MITSUI FUDOSAN CO., LTD.                                   $    17,000
MITSUI SUMITOMO GROUP                                      $     8,000
MIZUHO FINANCIAL GROUP, INC.                               $    11,000
BANCA MONTE DEI PASCHI DI SIENA SpA                        $     3,000
MORGAN STANLEY                                             $   680,000
MUENCHENER RUECKVERSICHERUNGS-                             $     9,000
GESELLSCHAFT AG
NATIONAL BANK OF CANADA                                    $     6,000
NATIONAL AUSTRALIA BANK LTD                                $    13,000
NATIONAL BANK OF GREECE SA                                 $    17,000
NEW YORK COMMUNITY BANCORP                                 $   188,000
NOMURA HOLDINGS, INC.                                      $    16,000
NORDEA BANK AB.                                            $    26,000
OPPENHEIMER & CO.                                          $    83,000
ORIX CORP.                                                 $     3,000
OVERSEA-CHINESE BANKING CORP                               $     6,000
PARTNERRE LTD.                                             $   299,000
PARTNERS GROUP HOLDING AG                                  $   133,000

                                      I-57

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

PIPER JAFFRAY COMPANIES, INC.                                $ 81,000
PNC FINANCIAL SERVICES GROUP, INC.                           $514,000
POHJOLA BANK PLC                                             $  9,000
POWER CORP. OF CANADA                                        $  6,000
PRINCIPAL FINANCIAL GROUP INC.                               $348,000
PROVIDENT FINANCIAL SERVICES, INC.                           $107,000
PRUDENTIAL FINANCIAL INC.                                    $251,000
QBE INSURANCE GROUP LTD.                                     $  3,000
RAIFFEISEN INTERNATIONAL BANK-HOLDING                        $ 15,000
REGIONS FINANCIAL CORP.                                      $290,000
RESONA HOLDINGS                                              $  3,000
ROYAL BANK OF CANADA                                         $ 16,000
SAMPO OYJ                                                    $ 55,000
SIGNATURE BANK                                               $ 16,000
SINGAPORE EXCHANGE                                           $  6,000
SKANDINAVISKA ENSKILDA BANKEN AB                             $ 10,000
SOCIETE GENERALE                                             $ 12,000
SOMPO JAPAN INSURANCE, INC.                                  $  6,000
SOUTHSIDE BANCSHARES                                         $ 71,000
STANDARD CHARTER PLC                                         $  9,000
SUMITOMO MITSUI FINANCIAL GROUP                              $ 17,000
SUMITOMO TRUST & BANKING CO., LTD.                           $  5,000
SUN HUNG KAI PROPERTIES LTD.                                 $ 15,000
SUN LIFE FINANCIAL, INC.                                     $  3,000
SVENSKA HANDELSBANKEN SERIES A                               $ 16,000
SWISS REINSURANCE LTD                                        $  5,000
T&D HOLDINGS, INC.                                           $  2,000
TOKIO MARINE HOLDINGS, INC.                                  $  8,000
TOMPKINS FINANCIAL CORP                                      $ 45,000
TOPDANMARK AS                                                $ 12,000
TORONTO DOMINION BANK                                        $ 13,000
TROPICANA ENTERTAINMENT LLC                                  $      0
TRUSTCO BANK CORP. NY                                        $ 15,000
TRYGVESTA A/S                                                $  7,000
UBI BANCA                                                    $  5,000
UBS AG                                                       $396,000
UCI HOLDCO, INC.                                             $ 33,000
UNICREDIT SpA                                                $151,000
UNITED OVERSEAS BANK LTD.                                    $ 14,000
VANGUARD HEALTH HOLDING CO.                                  $104,000
VIENNA INSURANCE GROUP                                       $ 10,000
WACHOVIA CORP.                                               $499,000

                                      I-58

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

WESBANCO INC                                                 $  7,000
WESTPAC BANKING CORP                                         $192,000
WING HANG BANK LTD.                                          $139,000
YADKIN VALLEY FINANCIAL CORP.                                $  5,000
ZURICH FINANCIAL SERVICES AG                                 $  8,000
ARGO GROUP INTERNATIONAL HOLDING                             $ 12,000
ASHMORE GROUP PLC                                            $138,000
BROADPOINT GLEACHER SECURITIES, INC                          $  3,000
BROOKLINE BANCORP, INC                                       $ 84,000
COMMERCE BANCSHARES, INC.                                    $264,000
CVB FINANCIAL CORP.                                          $ 92,000
DAH SING BANKING GROUP LTD.                                  $ 29,000
DIME COMMUNITY BANCSHARES                                    $  8,000
DISCOVER FINANCIAL SERVICES                                  $257,000
ENDURANCE SPECIALTY HOLDINGS LTD.                            $ 93,000
EVERCORE PARTNERS INC.                                       $ 15,000
FIRST BUSEY CORP                                             $ 12,000
FIRST DDFIANCE FINANCIALCORP.                                $ 17,000
FIRST FINANCIAL BANCORP                                      $ 31,000
HELLENIC EXCHANGES SA                                        $ 56,000
HUNTINGTON BANCSHARES, INC.                                  $ 68,000
IBERIABANK CORP.                                             $129,000
ICAP PLC                                                     $ 49,000
LAZARD LTD.                                                  $ 95,000
LINCOLN NATIONAL CORP.                                       $528,000
MARKETAXESS HOLDINGS, INC.                                   $ 10,000
MIDLAND HOLDING LTD                                          $182,000
NEWALLIANCE BANCSHARES, INC.                                 $145,000
ROYAL BANK OF SCOTLAND PLC.                                  $431,000
S & T BANCORP, INC.                                          $ 17,000
SUNTRUST BANKS, INC.                                         $303,000
SWEDBANK AB                                                  $  3,000
UMB FINANCIAL CORP.                                          $  8,000
WESTFEILD FINANCIAL, INC.                                    $  7,000
MONTELIER RE HOLDINGS LTD                                    $ 95,000
SUMITOMO REALTY & DEVELOPMENT CO. LTD                        $ 94,000

DWS BLUE CHIP VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

BANK OF AMERICA CORP.                                       $1,047,000
BANK OF NEW YORK MELLON CORP.                               $  772,000

                                      I-59

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

CITIGROUP                                                   $  600,000
COMERICA INC.                                               $  112,000
DISCOVER FINANCIAL SERVICES                                 $1,022,000
EVEREST RE GROUP LTD.                                       $  129,000
ARCH CAPITALGROUP LTD.                                      $  179,000
HSBC HOLDINGS PLC                                           $  166,000
HUNTINGTON BANCSHARES, INC.                                 $  105,000
JP MORGAN CHASE                                             $1,963,000
KEYCORP                                                     $   77,000
MARSHALL & ILSLEY CORP                                      $  355,000
POPULAR, INC.                                               $   64,000
REGIONS FINANCIAL CORP.                                     $  471,000
TRAVELERS COS INC COM                                       $  334,000
UBS A.G.                                                    $  123,000
ALLIED WORLD ASSURANCE CO.                                  $  152,000
ACE LIMITED                                                 $1,361,000

DWS CORE FIXED INCOME VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

AMERICAN EXPRESS CO.                                        $  758,000
BANK OF AMERICA CORP.                                       $2,059,000
BARCLAYS BANK                                               $  291,000
CAPITAL ONE                                                 $  743,000
CITIGROUP                                                   $1,028,000
GENERAL ELECTRIC CO.                                        $1,004,000
GOLDMAN SACHS                                               $1,048,000
JP MORGAN CHASE                                             $  484,000
LINCOLN NATIONAL CORP.                                      $  286,000
METLIFE ADVISORS, LCC                                       $  464,000
MORGAN STANELY                                              $  758,000
NATIONAL RURAL UTILITIES COOPERATIVE                        $  265,000
FINANCE
PRINCIPAL FINANCIAL GROUP, INC.                             $  359,000
PRUDENTIAL FINANCIAL INC.                                   $  153,000
ROYAL BANK OF SCOTLAND GROUP PLC (THE)                      $  304,000
WACHOVIA                                                    $  451,000
WESTPAC BANKING CORP                                        $  301,000

                                      I-60

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

AEGON NV                                                     $ 88,000
ALLIANZ SE                                                   $181,000
ALPHA BANK                                                   $ 41,000
ASSICURAZIONI GENERALI SpA                                   $ 87,000
AUSTRALIA & NEW ZEALAND BANKING GROUP,                       $ 78,000
PLC
AXA                                                          $ 73,000
BANCO SANTANDER SA                                           $217,000
BANK OF MONTREAL                                             $ 53,000
BANK OF NOVA SCOTIA                                          $ 52,000
BARCLAYS PLC                                                 $ 52,000
BANCO BILBAO VIZCAYA ARGENTA                                 $ 94,000
BANK OF CYPRUS PCL                                           $ 30,000
PIRAEUS BANK S.A.                                            $ 25,000
BNP PARIBAS                                                  $122,000
CAPITALAND LTD                                               $ 59,000
CANADIAN IMPERIAL BANK OF COMMERCE                           $ 46,000
CHEUNG KONG                                                  $155,000
COMMONWEALTH BANK OF AUSTRALIA                               $ 98,000
COMMERZBANK AG                                               $ 28,000
CREDIT AGRICOLE SA                                           $ 55,000
CREDIT SUISSE                                                $ 98,000
DAIWA SECURITIES GROUP, INC.                                 $ 82,000
DANSKE BANK AS                                               $241,000
DBS GROUP HOLDINGS LTD.                                      $109,000
DEUTSCHE BOERSE AG                                           $ 57,000
DEUTSCHE POST AG (REGISTERED)                                $ 68,000
DEXIA SA                                                     $ 58,000
DNB NOR ASA                                                  $367,000
EFG EUROBANK ERGAS                                           $ 49,000
ERSTE GROUP BANK AG                                          $194,000
FORTIS                                                       $301,000
GAM HOLDING LTD                                              $ 11,000
GENTING SINGAPORE PLC                                        $154,000
HANG SENG BANK LTD                                           $ 56,000
HONG KONG EXCHANGE & CLEARING LTD.                           $ 84,000
HSBC HOLDINGS PLC                                            $147,000
IMMOEAST AG                                                  $ 55,000
ING GROEP NV                                                 $270,000
INTESA SANPAOLO                                              $112,000
INVESTOR AB                                                  $ 14,000

                                      I-61

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

KBC GROEP NV                                                 $ 85,000
MANULIFE FINANCIAL CORP                                      $ 52,000
MARFIN INVESTMENT GROUP SA                                   $ 24,000
MITSUBISHI UFJ FINANCIAL GROUP                               $641,000
MITSUI & CO., LTD.                                           $264,000
MIZUHO FINANCIAL GROUP, INC.                                 $ 65,000
MUENCHENER RUECKVERSICHERUNGS-                               $ 93,000
GESELLSCHAFT AG
NATIONAL AUSTRALIA BANK LTD                                  $ 63,000
NATIONAL BANK OF GREECE SA                                   $ 92,000
NISHI-NIPPON CITY BANK LTD.                                  $ 32,000
NOMURA HOLDINGS, INC.                                        $126,000
NORDEA BANK AB.                                              $191,000
ORIX CORP.                                                   $ 18,000
OVERSEA-CHINESE BANKING CORP                                 $109,000
POHJOLA BANK PLC                                             $ 77,000
QBE INSURANCE GROUP LTD.                                     $ 47,000
RAIFFEISEN INTERNATIONAL BANK-HOLDINGS                       $ 72,000
RESONA HOLDING, INC.                                         $ 26,000
ROYAL BANK OF CANADA                                         $ 75,000
SAMPO OYJ                                                    $341,000
SAPPORO HOKUYO HOLDINGS, INC.                                $ 56,000
SHIZUOKA BANK LTD                                            $ 17,000
SINGAPORE EXCHANGE                                           $ 41,000
SKANDINAVISKA ENSKILDA BANKEN AB                             $ 55,000
SOCIETE GENERALE                                             $ 59,000
STANDARD CHARTER BANK                                        $ 42,000
SUMITOMO MITSUI FINANCIAL GROUP                              $153,000
SUN HUNG KAI PROPERTIES LTD.                                 $119,000
SVENSKA HANDELSBANKEN AB                                     $ 80,000
SWISS REINSURANCE LTD                                        $ 52,000
TOKIO MARINE HOLDINGS, INC.                                  $ 81,000
TOPDANMARK AS                                                $ 56,000
TORONTO DOMINION BANK                                        $ 63,000
TRYGVESTA A/S                                                $ 41,000
UBI BANCA                                                    $ 56,000
UBS AG                                                       $116,000
UNICREDIT SpA                                                $119,000
UNITED OVERSEAS BANK LTD.                                    $125,000
VIENNA INSURANCE GROUP                                       $ 68,000
WESTPAC BANKING CORP                                         $ 58,000
YAMAGUCHI FINANCIAL GROUP, INC.                              $ 28,000
ZURICH FINANCIAL SERVICES AG                                 $ 87,000

                                      I-62

DWS DREMAN SMALL MID CAP VALUE VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

ALLIED WORLD ASSURANCE CO.                                  $3,140,000
ARCH CAPITALGROUP LTD.                                      $2,948,000
ARGO GROUP INTERNATIONAL HOLDING                            $2,598,000
BANK OF HAWAII CORP                                         $3,198,000
BOK FINANCIAL CORP                                          $3,475,000
ENDURANCE SPECIALTY HOLDINGS LTD.                           $3,175,000
PLATINUM UNDERWRITERS HOLDINGS LTD                          $3,290,000
RAYMOND JAMES FINANCIAL, INC.                               $3,087,000

DWS GLOBAL THEMATIC VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                   SECURITIES OF REGULAR BROKER DEALERS

ABERDEEN ASSET MANAGEMENT                                   $  428,000
BANK OF AMERICA CORP                                        $  794,000
CITIGROUP INC.                                              $  524,000
EFG-HERMES HOLDING SAE                                      $  421,000
GOVERNOR & CO. OF THE BANK OF IRELAND                       $  224,000
ALPHA BANK AE                                               $  116,000
COMMERZBANK AG                                              $  221,000
JPMORGAN CHASE & CO                                         $  542,000
LEGG MASON, INC.                                            $  244,000
ERSTE GROUP BANK AG                                         $1,451,000
MUENCHENER RUECKVERSICHERUNGS-                              $  327,000
GESELLSCHAFT AG
AMMB HOLDINGS BHD                                           $  208,000
MIZUHO FINANCIAL GROUP, INC.                                $  450,000
BANGKOK BANK PCL                                            $  278,000
MORGAN STANELY                                              $  361,000
MITSUBISHI UFJ FINANCIAL GROUP                              $  772,000
CHUO MITSUI TRUST HOLDINGS, INC.                            $  464,000
SUMITOMO MITSUI FINANCIAL GROUP                             $  314,000
NOMURA HOLDINGS, INC.                                       $  782,000
IOOF HOLDINGS LTD.                                          $  123,000
SEAMICO SECURITIES PCL                                      $   81,000
KASIKORNBANK PCL                                            $  246,000
AKBANK TAS                                                  $   28,000
RAIFFEISEN INTERNATIONAL BANK-HOLDING                       $  511,000
LAZARD LTD.                                                 $  494,000
UBS AG                                                      $  918,000
GAGFAH SA                                                   $  104,000
BANCO COMPARTAMOS SA DECV                                   $    1,000

                                      I-63

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

MERRILL LYNCH INTERNATIONAL                                 $  278,000
RENHE COMMERCIAL HOLDINGS                                   $  269,000
SBERBANK                                                    $1,053,000

DWS GOVERNMENT & AGENCY SECURITIES VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

CITIGROUP                                                   $2,804,000
JP MORGAN CHASE                                             $1,008,000

DWS HIGH INCOME VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

ASHTON WOODS USA LLC                                        $  214,000
BANK OF AMERICA NA                                          $  462,000
BUFFALO THUNDER DEVELOPMENT AUTHORITY                       $   44,000
CEMEX FINANCE LLC                                           $  120,000
CEDC FIN CORP INTL                                          $  675,000
E*TRADE FINANCIAL CORP.                                     $1,645,000
FRESENIUS US FINANCE II, INC                                $  462,000
PINNACLE FOODS FINANCE                                      $  705,000
GMAC LLC                                                    $4,405,000
TROPICANA ENTERTAINMENT LLC                                 $    6,000
UCI HOLDCO, INC.                                            $  597,000
VANGUARD HEALTH HOLDING CO. I LLC                           $  753,000
HELLAS TELECOM                                              $  570,000
FIBRIA OVERSEAS FINANCE LTD.                                $  241,000
FORD MOTOR CREDIT CO.                                       $4,937,000
UPC GERMANY GMBH                                            $1,164,000
FCE BANK PLC                                                $1,289,000

DWS LARGE CAP VALUE VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

BANK OF AMERICA CORP                                        $2,860,000
JPMORGAN CHASE & CO                                         $3,914,000
KEYCORP                                                     $1,051,000
M&T BANK CORP.                                              $1,281,000
MORGAN STANLEY                                              $1,940,000
NEW YORK COMMUNITY BANCORP                                  $1,134,000
PARTNERRE LTD.                                              $2,003,000
REGIONS FINANCIAL CORP.                                     $1,077,000

                                      I-64

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

SUNTRUST BANK                                                $975,000

DWS MID CAP GROWTH VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

JEFFERIES GROUP, INC.                                        $157,000
LAZARD LTD.                                                  $266,000
NEW YORK COMMUNITY BANCORP                                   $148,000
OCH-ZIFF CAPITAL MANAGEMENT GROUP                            $224,000
TD AMERITRADE HOLDING CORP.                                  $196,000

DWS MONEY MARKET VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

ASB FINANCE, LTD                                            $5,499,000
ANGLO IRISH BANK CORP., LTD.                                $1,999,000
BANK OF NOVA SCOTIA                                         $2,500,000
BARCLAYS BANK PLC                                           $2,000,000
CANADIAN IMPERIAL BANK OF COMMERCE                          $7,500,000
CITIBANK OMNI MASTER TRUST                                  $4,999,000
COMMONWEALTH BANK OF AUSTRALIA                              $4,380,000
GOVERNOR & CO. OF THE BANK OF IRELAND                       $2,300,000
KREDITANSTALT FUER WIEDERAUFBAU                             $2,500,000
NATIXIS                                                     $4,500,000
RABOBANK NEDERLAND                                          $5,803,000
ROYAL BANK OF SCOTLAND PLC.                                 $2,000,000
WESTPAC BANKING CORP                                        $4,500,000
LANDWIRTSCHAFTLICHE RENTENBANK                              $1,404,000

DWS SMALL CAP GROWTH VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

DUFF & PHELPS CORP.                                          $409,000
EAST WEST BANCORP, INC                                       $959,000
STIFEL FINANCIAL CORP.                                       $966,000

DWS STRATEGIC INCOME VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

REPUBLIC OF INDONESIA                                        $482,000
INTERGRAS FINANCE                                            $281,000

                                      I-65

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

CITIBANK NA                                                 $1,326,000
JPMORGAN CHASE & CO                                         $  706,000
AMERICAN INTERNATIONAL GROUP, INC.                          $  280,000
BANK OF AMERICA CORP                                        $  402,000
BEAR STEARNS ADJUSTABLE RATE                                $  283,000
MORTGAGE TRUST
BLACKROCK INC.                                              $  128,000
CAPITAL ONE CAPITAL                                         $  351,000
DEPFA ACS BANK                                              $  879,000
DISCOVER BANK                                               $  311,000
GENERAL ELECTRIC CAPITAL CORP.                              $  275,000
ICICI BANK LTD.                                             $  284,000
LINCOLN NATIONAL CORP.                                      $  191,000
MACQUARIE GROUP LTD.                                        $  361,000
MERRILL LYNCH MORTGAGE INVESTORS                            $  438,000
INC.
METLIFE, INC                                                $  363,000
MORGAN STANLEY                                              $  332,000
PNC BANK NA                                                 $  191,000
PACIFIC LIFE GLOBAL FUNDING                                 $  361,000
PRINCIPAL FINANCIAL GROUP INC.                              $  208,000
TEACHERS INSURANCE & ANNUITY                                $  191,000
ASSOCIATION
USB CAPITAL XIII TRUST                                      $  147,000
WESTPAC BANKING CORP.                                       $  286,000
KREDITANSTALT FUER WIEDERAUFBAU                             $1,483,000
TOYOTA MOTOR CREDIT CORP                                    $1,287,000
ASHTON WOODS USA LLC                                        $   23,000
BUFFALO THUNDER DEVELOPMENT                                 $    5,000
AUTHORITY
E*TRADE FINANCIAL CORP                                      $  112,000
FORD MOTOR CREDIT CO., LLC                                  $  656,000
GMAC LLC                                                    $  615,000
PINNACLE FOODS FINANCE                                      $   36,000
TROPICANA ENTERTAINMENT LLC                                 $    1,000
UCI HOLDCO, INC.                                            $   65,000
VANGUARD HEALTH HOLDING CO.                                 $   79,000
HELLAS TELECOMMUNICATIONS                                   $  235,000
LUXEMBOURG V
FCE BANK PLC                                                $  144,000

                                      I-66

DWS STRATEGIC VALUE VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

BANK OF AMERICA CORP                                       $ 9,905,000
THE GOLDMAN SACHS GROUP                                    $ 2,951,000
JPMORGAN CHASE & CO                                        $10,175,000
KEYCORP                                                    $ 1,677,000
STATE STREET CORP.                                         $ 3,081,000
THE TRAVELERS COMPANIES, INC.                              $ 4,175,000
WASHINGTON MUTUAL, INC                                     $   195,000

DWS TECHNOLOGY VIP

The fund did not hold any securities of its regular brokers or dealers.

DWS TURNER MID CAP GROWTH VIP

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                    SECURITIES OF REGULAR BROKER DEALERS

FIFTH THIRD BANCORP.                                         $393,000
TD AMERITRADE HOLDING CORP.                                  $535,000

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                                           COMMISSIONS PAID
                                               AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                             WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

DWS Alternative Asset Allocation Plus VIP           $          0            $          0
DWS Balanced VIP                                    $144,009,267            $   154,541/(1)/
DWS Blue Chip VIP                                   $          0            $          0
DWS Core Fixed Income VIP                           $          0            $          0
DWS Diversified International Equity VIP            $ 42,924,418            $    75,484/(1)/
DWS Dreman Small Mid Cap Value VIP                  $          0            $          0
DWS Global Thematic VIP                             $152,450,131            $   306,678/(1)/
DWS Government & Agency Securities VIP              $          0            $          0
DWS High Income VIP                                 $          0            $          0
DWS Large Cap Value VIP                             $          0            $          0
DWS Mid Cap Growth VIP                              $ 21,268,558            $    34,426/(1)/
DWS Money Market VIP                                $          0            $          0
DWS Small Cap Growth VIP                            $ 66,012,630            $   132,331/(1)/
DWS Strategic Income VIP                            $          0            $          0
DWS Strategic Value VIP                             $  1,214,727            $       825/(1)/
DWS Technology VIP                                  $          0            $          0
DWS Turner Mid Cap Growth VIP                       $ 29,986,914            $    22,673/(1)/

                                      I-67

(1) The fund has commission sharing arrangements (CSA) in place with some broker-dealers pursuant to which a specified percentage of the total commissions paid on qualifiying trades are contributed to a CSA pool. The
Advisor may utilize the related commissions in the CSA pool to pay for market data, third-party research and research from certain other broker-dealers with whom the Advisor either does not trade or does not trade at significant levels.

                                      I-68

PART I: APPENDIX I-H - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Asset-Backed Securities
Asset-Indexed Securities
Auction Rate Securities
Bank and Savings and Loan Obligations
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Credit Enhancement
Custodial Receipts
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Funding Agreements
Gold or Precious Metals
Hedge Funds
High Yield Fixed Income Securities - Junk Bonds
iGAP Overlay Strategy
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Inflation-Indexed Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mining and Exploration Risks

Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Preferred Stock
Private Activity Bonds
Privatized Enterprises
Put Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities with Put Rights
Short Sales
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Stand-by Commitments
Subsidiary Companies
Tax-Exempt Commercial Paper
Tax-Exempt Custodial Receipts
Third Party Puts
To Be Announced (TBA) Purchase Commitments
Trust Preferred Securities
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

DWS BALANCED VIP
Asset Segregation
Asset-Backed Securities
Bank Loans
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities

                                      I-69

Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
iGAP Overlay Strategy
Impact of Large Redemptions and Purchases of Fund Shares
Inflation-Indexed Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS BLUE CHIP VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters

Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS CORE FIXED INCOME VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

                                      I-70

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS DREMAN SMALL MID CAP VALUE VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds

Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
Zero Coupon Securites and Deferred Interest Bonds

DWS GLOBAL THEMATIC VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements

                                      I-71

Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS GOVERNMENT & AGENCY SECURITIES VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
When-Issued and Delayed Delivery Securities
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS HIGH INCOME VIP
Asset Segregation
Asset-Backed Securities
Bank Loans
Brady Bonds
Borrowing

Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS LARGE CAP VALUE VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

                                      I-72

Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS MID CAP GROWTH VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants

When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS MONEY MARKET VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
Investment-Grade Bonds
Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity
    (for Money Market funds only)
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Sovereign Debt
Variable and Floating Rate Instruments
Zero Coupon Securities and Deferred Interest Bonds

DWS SMALL CAP GROWTH VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds

                                      I-73

Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS STRATEGIC INCOME VIP
Asset Segregation
Asset-Backed Securities
Bank Loans
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
iGAP Overlay Strategy
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises

Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS STRATEGIC VALUE VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS TECHNOLOGY VIP
Asset Segregation
Asset-Backed Securities

                                      I-74

Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS TURNER MID CAP GROWTH VIP
Asset Segregation
Asset-Backed Securities
Brady Bonds
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Direct Debt Instruments
Foreign Investment(s)
High Yield Fixed Income Securities - Junk Bonds
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

                                      I-75

PART I: APPENDIX I-I - ADDITIONAL INFORMATION

FUND                                          CLASS       CUSIP NUMBER

DWS Alternative Asset Allocation Plus VIP     Class A     23338H370
Fiscal Year End: 12/31                        Class B     23338H362
DWS Balanced VIP                              Class A     23338H685
Fiscal Year End: 12/31
DWS Blue Chip VIP                             Class A     23338H305
Fiscal Year End: 12/31                        Class B     23338H404
DWS Core Fixed Income VIP                     Class A     23338H826
Fiscal Year End: 12/31
DWS Diversified International Equity VIP      Class A     23338H842
Fiscal Year End: 12/31
DWS Dreman Small Mid Cap Value VIP            Class A     23338H750
Fiscal Year End: 12/31                        Class B     23338H743
DWS Global Thematic VIP                       Class A     23338H701
Fiscal Year End: 12/31                        Class B     23338H800
DWS Government & Agency Securities VIP        Class A     23338H883
Fiscal Year End: 12/31                        Class B     23338H875
DWS High Income VIP                           Class A     23338H867
Fiscal Year End: 12/31                        Class B     23338H859
DWS Large Cap Value VIP                       Class A     23338H503
Fiscal Year End: 12/31                        Class B     23338H602
DWS Mid Cap Growth VIP                        Class A     23338H107
Fiscal Year End: 12/31
DWS Money Market VIP                          Class A     23338H792
Fiscal Year End: 12/31
DWS Small Cap Growth VIP                      Class A     23338H776
Fiscal Year End: 12/31
DWS Strategic Income VIP                      Class A     23338H735
Fiscal Year End: 12/31

                                      I-76

FUND                              CLASS       CUSIP NUMBER

DWS Strategic Value VIP           Class A     23338H628
Fiscal Year End: 12/31            Class B     23338H610
DWS Technology VIP                Class A     23338H719
Fiscal Year End: 12/31            Class B     23338H693
DWS Turner Mid Cap Growth VIP     Class A     23338H578
Fiscal Year End: 12/31

                                      I-77

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-80
  Arrangements

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund"
applies to all funds in the DWS funds complex.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New
York, is the investment advisor for each fund. Under the oversight of the
Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche
Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an

                                      II-1

issuer of securities proposed for purchase or sale by a fund is a customer of
DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher,
CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche
Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325
Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an
investment advisor registered with the U.S. Securities and Exchange Commission.
Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment
Management Agreement and Unitary Fee Agreement (UFA) that covers not only
DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. Except as determined by the Board and to the extent permitted by applicable

                                      II-2

law, DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (e.g., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses (as determined by the Board). DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund. DIMA will pay the compensation of all Board members, officer and executive employees of the fund who are affiliated persons of DIMA. DIMA will also reimburse the fund for the fees and expenses of the Independent Board Members and
Trustee/Director Legal Counsel, and for the fees of the independent accountants.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap
Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement
also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the
Registrant's federal, state and local tax returns; preparing and filing the
Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the
Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant;
assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the
Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the
Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman
Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and
State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment
Management Agreement. The costs and expenses of such delegation are borne by
DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS
S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.

                                      II-3

Under the Investment Management Agreement between DWS S&P 500 Plus Fund and
DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART
II - APPENDIX II-C.

The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.

Under a separate agreement between Deutsche Bank AG and the funds, Deutsche
Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA
(Sub-Advisory Agreement).

Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA
19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle
Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse
178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of
Deutsche Bank AG.

Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4,
Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL
60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the
1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an
Illinois state chartered banking organization and a member of the Federal
Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of
Northern Trust Corporation, a company that is regulated by the Board of
Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022, serves as
Sub-Advisor to certain funds. Global Thematic Partners commenced operations in
July 2010 and is an investment advisor registered under the 1940 Act.

QS Investors, LLC (QS Investors) 880 Third Avenue, 7th Floor, New York, NY
10017, serves as a Sub-Advisor of all or a portion of the assets of certain funds. QS Investors manages a range of quantitative investment strategies and assists clients with investment solutions that leverage expertise in research, portfolio management, and quantitative analysis. QS Investors commenced operations in August 2010 and is an investment advisor registered with the SEC.

RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago,
Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since
1975 and has been an investment advisor of real estate securities since 1993.

Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100,
Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E.
Turner and Mark D. Turner.

TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and

                                      II-4

reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.

A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).

Deutsche Alternatives Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM
Global is an investment advisor registered with the SEC. In addition, DAAM
Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of
Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung
Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable
Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the
Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A
Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A

                                      II-5

Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.

Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from
DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement)
against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the
Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected
Funds, their directors and officers, DIMA and/or certain other parties (Private
Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap
Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA
serves as a fund's administrator pursuant to an Administrative Services
Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay
Accounting Agency fees out of the Administrative Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax

                                      II-6

returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the
Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value
Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One
Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund
Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.

Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas
City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the
Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.

                                      II-7

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution
Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses

                                      II-8

and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.

REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset
Management (DeAM) settled proceedings with the Securities and Exchange
Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder,
Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of
2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to
Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance
Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain

                                      II-9

additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement
Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or
FINRA) announced final agreements in which Deutsche Investment Management
Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and
NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or
Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the
DWS funds. These lawsuits name as defendants various persons, including certain
DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/  Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a
Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                     II-10

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX
FREE TRUST, DWS VALUE EQUITY TRUST AND CASH ACCOUNT TRUST)

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the

                                     II-11

Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND DWS
VALUE EQUITY TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits

                                     II-12

the matter to a vote of shareholders; (c) any amendment of the Declaration of
Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii)
requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in

                                     II-13

proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the
1940 Act (a) the Trust will hold a shareholder meeting for the election of
Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the
Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting

                                     II-14

at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the
Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series

                                     II-15

or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

FOR DWS VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records

                                     II-16

of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the
Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a fund might become liable for a misstatement regarding another fund in this SAI.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption

                                     II-17

orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission
Schedule" set forth in PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule"
set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter)
provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number

                                     II-18

of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its
affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the
Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche or DWS mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    through certain investment advisors registered under the Investment
       Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by
       DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to
       October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(10)   investors investing $1 million or more ($250,000 or more for DWS
       Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income
       Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund,
       DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
       Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS
       Massachusetts Tax-Free Fund,

                                     II-19

       DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund,
       DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund,
       DWS Select Alternative Allocation Fund, DWS Strategic Government
       Securities Fund and DWS Strategic Income Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount
       features referred to above (collectively, the Large Order NAV Purchase
       Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(11)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(12)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DIDI and consistent with regulatory requirements;

(13)   a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
       ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;

(14)   reinvestment of fund dividends and distributions; and

(15)   exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of
4.00% that declines over time (for shares sold within six years of purchase)
and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales
Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer
Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of
Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

                                     II-20

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to DWS Investments Flex Plans.

(1)    Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
       Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

(2)    Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase
       Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children

                                     II-21

or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy
Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally,
$1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income.
Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series
II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. This section is applicable only to the following funds: DWS
High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS
Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value"
as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send

                                     II-22

a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder
Service Agent ten days prior to the date of the first automatic withdrawal. A
Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.
Therefore, a fund will not knowingly permit additional investments in Class A shares of less than $2,000 if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section
       403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or
       ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
       ExpertPlan for Flex Plans) and DIDI and its affiliates;

                                     II-23

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12%
       per year of the net asset value of the account;

(6)    redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:

(a)        for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2;

(b)        for redemptions to satisfy required minimum distributions after age
           70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(c)        in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS
           Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:

(i)        redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

       (ii)       redemption of shares purchased through a dealer-sponsored
       asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account
Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds;
DWS Money Market Series, a series of DWS Money Market Trust; and Treasury
Portfolio, a series of Investors Cash Trust.

CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus
Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The
Checkwriting Privilege is available for shareholders of DWS Intermediate
Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short
Duration Plus Fund) who previously elected

                                     II-24

this privilege prior to August 19, 2002, and to shareholders of DWS
Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts
Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system.
Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment
Trust Class A, B and C Shares of DWS Money Market Prime Series.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

                                     II-25

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for
Institutional class shares use 800-730-1313) or write (DWS Investments Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60)
days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service
Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder
Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through

                                     II-26

some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when
"stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a
CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund
(which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.

Shareholders who exchange their shares out of a DWS money market fund into
Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).

Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money
Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS
Money Market Fund shares: (1) a current or former director or trustee of the
Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of

                                     II-27

DWS Investments Distributors, Inc., such shareholders may exchange their Class
A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III:
non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with DWS Investments' branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     The length of time a fund's Portfolio Managers have managed a fund/Strategy

o     Market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS
Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically.
No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/  wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments
Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The
Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments
Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed

                                     II-28

0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of

                                     II-29

sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $10,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers.
However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus).

                                     II-30

Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the
Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus.
Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared

                                     II-31

and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1
Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the
Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule
12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund.
For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where
DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of
Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of
3.75%.

                                     II-32

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the
Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.

With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.

Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.

II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C
SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule
12b-1

                                     II-33

fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the
Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Premier Shares - Tax-Exempt California Money Market Fund. The Distribution
Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.

Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The
Distribution Agreement authorizes the fund to pay DIDI, as an expense of
Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the
Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services
Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay
the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.

Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The
Distribution Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier

                                     II-34

Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.
The Services Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service.

Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution
Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash
Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus
Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent
Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash
Equivalent Plus Shares of average daily net assets of those shares of a fund.
This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the
Money Market Portfolio and the Government & Agency Securities Portfolio.

Capital Assets Funds - Cash Account Trust. The Distribution Agreement
authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and
0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes,
RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and
0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and
0.10% of average daily net assets in the case of those accounts in the Capital
Assets Funds Preferred Shares that it maintains and services. The Capital
Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board,

                                     II-35

the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the
Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the
Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement
authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the
Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.

Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for adminstrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash
Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY
Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier
Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the
Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients

                                     II-36

in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period.
The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund.
Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS
Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the
Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of
0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class
B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or
Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or
Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that

                                     II-37

may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN, AND IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services

                                     II-38

provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the
Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the
Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions

                                     II-39

(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Board exercise control over such policies. In addition, separate

                                     II-40

account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased

                                     II-41

option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value.
The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's
Pricing Committee.

The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life
Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS
Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select
Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus
VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying
DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the
Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.

The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS
S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio -
the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

Applicable to money market funds other than DWS Money Market Series, Cash
Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime
Series. The net

                                     II-42

asset value (NAV) per share of a fund is calculated on each day (Valuation Day)
on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange
(Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent
Monday when one of these holidays falls on a Saturday or Sunday, respectively.
Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

Applicable to the following money market funds (each, a fund): DWS Money Market
Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional
and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the

                                     II-43

value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee
(or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

                                     II-44

PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines)
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The
Policies are included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     II-45

CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds,
Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue rated a is considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o     Well established access to a range of financial markets and assured sources of alternate liquidity.

                                     II-46

PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or
VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).

MIG 1 OR VMIG 1: Judged to be of the best quality.

MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.

MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4 OR VMIG 4: Judged to be of adequate quality.

SG: Denotes speculative quality.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.

AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated BBB has an adequate capacity to meet its financial commitment.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.

CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.

CC: Debt rated CC is currently high vulnerability to default.

C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to

                                     II-47

subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3: Issues carrying this designation have adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

B: Obligations are regarded as having significant speculative characteristics.
Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest.
Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".

SP-2: Reflects a satisfactory capacity to pay principal and interest.

SP-3: Reflects a speculative capacity to pay principal and interest.

DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put

                                     II-48

option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt,
S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     II-49

FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality.
The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle.
Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                     II-50

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Paul K. Freeman, Independent
Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN

Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                123
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            123
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    123
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              123
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           123
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                      II-51

                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN

Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                       123
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance            123
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing               123
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts                 123
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual               123
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets           123
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; former Directorships: Service Source, Inc.,
                                 Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                                 Association (funding vehicle for retirement plans) (1987-1990 and 1994-
                                     1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)              126
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

                                     II-52

INTERESTED BOARD MEMBER AND OFFICER/(5)/

NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN

Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            56
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)

OFFICERS/(5)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION           BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/       DIRECTORSHIPS DURING THE PAST 5 YEARS

Michael G. Clark/(7)/ (1965)         Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present              family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                     formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                     Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                     Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)            Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)         Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-             Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                              Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)         Managing Director/(4)/, Deutsche Asset Management; formerly: Assistant Secretary for
Chief Legal Officer, April 2010-     DWS family of funds (1997 -2010)
present
Rita Rubin/(9)/ (1970)               Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-           formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
present
Paul Antosca/(8) /(1957)             Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-           Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)              Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-            Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)          Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)             Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(9)/ (1962)             Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present

                                     II-53

/(1)/    The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

/(2)/    A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

/(3)/    The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New
         York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr.
         Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust,
         DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High
         Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS
         Strategic Government Securities Fund, DWS Strategic Income Fund, DWS
         Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable
         Series II, Investors Cash Trust, Tax-Exempt California Money Market
         Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income
         Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS
         Municipal Income Trust, DWS RREEF World Real Estate & Tactical
         Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic
         Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/    As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/    The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 100 Plaza One, Jersey City, New Jersey 07311.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.

/(10)/   Address: 60 Wall Street, New York, New York 10005.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

                                     II-54

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of
Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

                                     II-55

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank
AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.
All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account).
The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-56

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-57

FOR FUNDS ADVISED BY ABERDEEN (AAMI)

COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both
Deutsche Asset Management and AAMI.

CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-58

o  Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of
   AAMI in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

FOR FUNDS ADVISED BY DREMAN

COMPENSATION

The Funds have been advised that the Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The plan is made up of a fixed salary component, a variable bonus component, comprehensive benefits, a profit sharing plan and the possibility of ownership in the firm. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns their interests directly with Dreman's clients' interests.

Base salaries are a factor of job function. The Funds have been advised that
Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include some or all of the following components: cash, stock appreciation rights and outright stock grants. There are many measures of performance. For portfolio managers and analysts, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman's client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation, profit sharing),
Dreman informs the Funds that it is committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman reports that it offers continuing education and training to its professionals and actively encourage people to avail themselves of those resources. Dreman states that it knows that workplace diversity provides real benefits to its firm and clients and it strives to maintain a professional environment supportive of that diversity.

CONFLICTS

                                     II-59

The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)

COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust
Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.

FOR FUNDS ADVISED BY GLOBAL THEMATIC PARTNERS, LLC (GTP)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Investment professionals are paid a base salary that is determined by their job functions, responsibilities and financial services industry peer comparison through the use of market data surveys.
VARIABLE COMPENSATION. Key professionals also receive a cash bonus which generally comprises a greater proportion of total compensation. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of GTP, and the individua'sl contribution. In evaluating individual contribution,

                                     II-60

management will consider a combination of quantitative and qualitative factors.
Top performing investment professionals will earn a total compensation package that is highly competitive. In addition, key investment personnel are incentivized through a profit sharing equity plan which is based on each individuals contribution to out-performance.

CONFLICTS
GTP's portfolio managers are responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement or a performance based fee. This may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades, among other things. Additionally, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GTP has developed and adopted a Code of Ethics as well as other policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise.

FOR FUNDS ADVISED BY QS INVESTORS, LLC (QS INVESTORS)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Base salary will be linked to job functions, responsibilities and financial services industry peer comparison.

VARIABLE COMPENSATION. Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager's individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
Management procedures, the firm's Code of Ethics and "living the values" of the firm will also be factors.

CONFLICTS

QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.

o  QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings.
   Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS
   Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

o  QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS
   Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

                                     II-61

o  Portfolio managers may be responsible for managing multiple portfolios.
   Portfolio managers are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.

o  In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.

o  Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics address this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

FOR FUNDS ADVISED BY TURNER

COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.
Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's
Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                     II-62

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:

FUND NAME                                       MANAGEMENT FEE RATE

Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

                                      II-63

FUND NAME                              MANAGEMENT FEE RATE

Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

                                      II-64

FUND NAME                                         MANAGEMENT FEE RATE

DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%
DWS Target 2012 Fund                      0.400%

                                      II-65

FUND NAME                                   MANAGEMENT FEE RATE

DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

                                      II-66

FUND NAME                                   MANAGEMENT FEE RATE

DWS Strategic Value Fund            First $250 million 0.750%
                                    Next $750 million 0.720%
                                    Next $1.5 billion 0.700%
                                    Next $2.5 billion 0.680%
                                    Next $2.5 billion 0.650%
                                    Next $2.5 billion 0.640%
                                    Next $2.5 billion 0.630%
                                    Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE Equity Index Fund             0.250%
DWS Equity 500 Index Fund              0.000%/(3)/
DWS Equity 500 Index Portfolio         0.050%
DWS S&P 500 Index Fund                 0.000%/(3)/
DWS U.S. Bond Index Fund               0.150%
Growth Funds
DWS Blue Chip Fund                  First $250 million 0.480%
                                    Next $750 million 0.450%
                                    Next $1.5 billion 0.430%
                                    Next $2.5 billion 0.410%
                                    Next $2.5 billion 0.380%
                                    Next $2.5 billion 0.360%
                                    Next $2.5 billion 0.340%
                                    Thereafter 0.320%
DWS Capital Growth Fund             First $250 million 0.495%
                                    Next $750 million 0.465%
                                    Next $1.5 billion 0.445%
                                    Next $2.5 billion 0.425%
                                    Next $2.5 billion 0.395%
                                    Next $2.5 billion 0.375%
                                    Next $2.5 billion 0.355%
                                    Thereafter 0.335%
DWS Communications Fund             First $100 million 1.000%
                                    Next $100 million 0.900%
                                    Next $100 million 0.850%
                                    Next $200 million 0.800%
                                    Next $500 million 0.730%
                                    Next $500 million 0.680%
                                    Thereafter 0.650%
DWS Gold & Precious Metals Fund     First $500 million 0.835%
                                    Thereafter 0.785%
DWS Health Care Fund                First $500 million 0.765%
                                    Thereafter 0.715%
DWS Large Cap Focus Growth Fund     First $1.5 billion 0.615%
                                    Next $500 million 0.565%
                                    Thereafter 0.515%

                                      II-67

FUND NAME                                  MANAGEMENT FEE RATE

DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%
DWS International Fund                First $2.5 billion 0.565%
                                      Next $2.5 billion 0.545%
                                      Next $5 billion 0.525%
                                      Next $5 billion 0.515%
                                      Thereafter 0.465%

                                      II-68

FUND NAME                                         MANAGEMENT FEE RATE

DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS Dreman International Value Fund       First $500 million 0.800%
                                          Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Next $400 million 1.065%
                                          Thereafter 0.965%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure              0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(4)/
VIP

                                      II-69

FUND NAME                                    MANAGEMENT FEE RATE

DWS Balanced VIP                         First $250 million 0.370%
                                         Next $750 million 0.345%
                                         Thereafter 0.310%
DWS Blue Chip VIP                        First $250 million 0.550%
                                         Next $750 million 0.520%
                                         Next $1.5 billion 0.500%
                                         Next $2.5 billion 0.480%
                                         Next $2.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Thereafter 0.390%
DWS Conservative Allocation VIP          First $500 million 0.065%
                                         Next $500 million 0.055%
                                         Next $500 million 0.045%
                                         Next $1.0 billion 0.035%
                                         Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%
DWS Diversified International Equity     First $1.5 billion 0.650%
VIP                                      Next $1.75 billion 0.635%
                                         Next $1.75 billion 0.620%
                                         Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP       First $250 million 0.650%
                                         Next $750 million 0.620%
                                         Next $1.5 billion 0.600%
                                         Next $2.5 billion 0.580%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Thereafter 0.520%
DWS Global Thematic VIP                  First $250 million 0.915%
                                         Next $500 million 0.865%
                                         Next $750 million 0.815%
                                         Next $1.5 billion 0.765%
                                         Thereafter 0.715%
DWS Government & Agency Securities       First $250 million 0.450%
VIP                                      Next $750 million 0.430%
                                         Next $1.5 billion 0.410%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%

                                      II-70

FUND NAME                           MANAGEMENT FEE RATE

DWS Growth Allocation VIP       First $500 million 0.065%
                                Next $500 million 0.055%
                                Next $500 million 0.045%
                                Next $1.0 billion 0.035%
                                Thereafter 0.025%/(1)/
DWS High Income VIP             First $250 million 0.500%
                                Next $750 million 0.470%
                                Next $1.5 billion 0.450%
                                Next $2.5 billion 0.430%
                                Next $2.5 billion 0.400%
                                Next $2.5 billion 0.380%
                                Next $2.5 billion 0.360%
                                Thereafter 0.340%
DWS Large Cap Value VIP         First $250 million 0.650%
                                Next $750 million 0.625%
                                Next $1.5 billion 0.600%
                                Next $2.5 billion 0.575%
                                Next $2.5 billion 0.550%
                                Next $2.5 billion 0.525%
                                Next $2.5 billion 0.500%
                                Thereafter 0.475%
DWS Mid Cap Growth VIP          First $250 million 0.665%
                                Next $750 million 0.635%
                                Next $1.5 billion 0.615%
                                Next $2.5 billion 0.595%
                                Next $2.5 billion 0.565%
                                Next $2.5 billion 0.555%
                                Next $2.5 billion 0.545%
                                Thereafter 0.535%
DWS Moderate Allocation VIP     First $500 million 0.065%
                                Next $500 million 0.055%
                                Next $500 million 0.045%
                                Next $1.0 billion 0.035%
                                Thereafter 0.025%/(1)/
DWS Money Market VIP            First $500 million 0.285%
                                Next $500 million 0.270%
                                Next $1.0 billion 0.255%
                                Thereafter 0.240%
DWS Small Cap Growth VIP        First $250 million 0.550%
                                Next $750 million 0.525%
                                Thereafter 0.500%
DWS Strategic Income VIP        First $250 million 0.550%
                                Next $750 million 0.520%
                                Next $1.5 billion 0.500%
                                Next $2.5 billion 0.480%
                                Next $2.5 billion 0.450%
                                Next $2.5 billion 0.430%
                                Next $2.5 billion 0.410%
                                Thereafter 0.390%

                                      II-71

FUND NAME                                      MANAGEMENT FEE RATE

DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(5)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(5)/
Cash Management Fund Institutional      0.00%/(6)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime         0.00%/(6)/
Series
Cash Reserves Fund Institutional        0.00%/(6)/
DWS Money Market Series                0.000%/(6)/

                                      II-72

FUND NAME                                   MANAGEMENT FEE RATE

DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in DWS Equity 500 Index
      Portfolio (Master Fund). DIMA receives a management fee from the Master
      Fund. In the event that the fund withdraws its investment in the Master
      Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500
      Index Fund or DWS S&P 500 Index Fund, respectively.

(4)   The fund currently invests substantially all its assets in other DWS
      Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to
      DIMA would equal the sum of (a) 0.200% of the daily assets invested in
      DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
      Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities
      Portfolio such that after the allocation of the fee to each series of
      Cash Account Trust, the amount payable by Government & Agency Securities
      Portfolio will be limited to 0.05% of its average daily net assets.

(6)   The fund invests substantially all its assets in Cash Management
      Portfolio (the Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.

UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1,
2009 and December 31, 2009, the fund paid DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.

                                     II-73

Beginning on January 1, 2010, the Unitary Fee continues to be calculated daily and paid monthly, but equals an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous
365-day period (Performance Period). The Base Fee adjusts to as high as 1.00%
or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the
Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the
Performance Period. If the fund's investment performance equals the Performance
Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the
Unitary Fee after January 1, 2010 equals the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the
S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:

INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE

Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%

Therefore, if the fund's Class S investment performance is at or below the S&P
500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and
Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS
Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic
Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS
Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust,
DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.

DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of
ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February
2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.

                                     II-74

Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-75

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, B, C AND R

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
   Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

                                     II-76

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration
   Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government
   Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic
   Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased.

COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale,
DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class
R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.

MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

                                     II-77

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market
Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement
Plans under an alliance with DIDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares
class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier
Shares held in accounts that they maintain and service.

TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market
Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds,
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium
Reserve Money Market Shares held in accounts that they maintain and service.

PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For
the Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.

DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Davidson Cash
Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus
Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency
Securities Portfolio.

CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares
and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for
distribution services, payable monthly, at a maximum annual rate of up to 0.33%
of average daily net assets of those accounts in the Capital Assets Funds
Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Capital Assets Funds
Shares

                                     II-78

that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime
Shares held in accounts that they maintain and service.

MANAGED SHARES-PRIME SERIES. For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH
RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND
TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund -
Institutional and Cash Reserves Fund - Institutional, each a series of DWS
Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free
Money Fund Investment Premier Shares, each a series and class of DWS Adviser
Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:

For each fund of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds that has authorized the issuance of Class B shares
(including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class
B-2 shares in an amount of up to 0.25% of the average daily net assets of Class
B shares or Class B-2 shares held by the insurance company.

                                     II-79

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
American Portfolios Financial Services, Inc.
Ameriprise
Capital Analyst, Incorporated
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services

                                     II-80

Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                     II-81

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-82

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe
Equity, Global Small Cap Growth, Latin America Equity, International,
Diversified International Equity, Dreman International Value, RREEF Global
Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital
Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus
Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced
Commodity Strategy, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap
Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap
Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement,
LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040,
Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market
Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select
Alternative Asset Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond;
INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus
Income; INDEX RELATED FUNDS: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-83

INCOME FUNDS: Global Inflation Plus, Short Duration and U.S. Bond Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income,
Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal
Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA,
Short Duration Plus, Strategic Income and Strategic Government Securities.

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***

MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012,
Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.

                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE

Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

                                     II-84

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-85

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-86

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and
Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-87

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since
February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities.
Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-88

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-89

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

                                     II-90

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance
Fund or the Savings Association Insurance Fund administered by the Federal
Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand
Cayman Island, Nassau, Japan and Canada.

Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

                                     II-91

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company"
under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

                                     II-92

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

                                     II-93

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts
(TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has
reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC.
Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.

Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and
CATS are interests in private proprietary accounts while TRs and STRIPS (see US
Government Securities) are interests in accounts sponsored by the US Treasury.
Receipts are sold as zero coupon securities; for more information (see Zero
Coupon Securities).

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

                                     II-94

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying

                                     II-95

instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii)
greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options
Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security

                                     II-96

or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15%
of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers

                                     II-97

may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC)
on behalf of a fund, neither the registrant nor a fund is deemed to be a
"commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act.
The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used

                                     II-98

in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                     II-99

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

                                     II-100

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

                                     II-101

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this

                                     II-102

technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund

                                     II-103

may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

                                     II-104

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in

                                     II-105

transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under
Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities
Exchange Act of 1934, as amended, and their advisors may not be subject to the
Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies.
Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this
SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations

                                     II-106

generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls
iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset
Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts.
The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered

                                     II-107

offering may be deemed to be an "underwriter" for purposes of Section 11 of the
1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

                                     II-108

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be
$1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained

                                     II-109

deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings have a maximum duration

                                     II-110

of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.

INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector
Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

                                     II-111

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY
(FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule
2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those

                                     II-112

policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could

                                     II-113

purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US
Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of
2008 (Reform Act). In addition to placing the companies in conservatorship, the
US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that
FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the
US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the
US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the

                                     II-114

underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value.
Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

                                     II-115

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

                                     II-116

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

                                     II-117

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

                                     II-118

sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

                                     II-119

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some

                                     II-120

insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United
Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign

                                     II-121

governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's)
although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state

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enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for

                                     II-123

tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.
In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

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The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

                                     II-125

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves,

                                     II-126

the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the
Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

                                     II-127

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal
Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this
SAI). A fund's Subsidiaries are companies organized under the laws of the
Cayman Islands, and are overseen by their own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the
Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a
Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government

                                     II-128

or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. T

BA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to

                                     II-129

such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear.
However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

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The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

                                     II-131

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed

                                     II-132

income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard &
Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc.
(Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations
(including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

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PART II: APPENDIX II-H - TAXES

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules.
Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash
Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master
Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master
Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio.
See "Investments in the Master Portfolios" for more information.

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income

                                     II-134

derived from an interest in a "qualified publicly traded partnership"
(generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax
on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a

                                     II-135

capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in

                                     II-136

the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were neither part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the

                                     II-137

requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an
"excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of
US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

                                     II-138

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

                                     II-139

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A

Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the
Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master
Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

                                     II-140

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends
(Capital Gain Dividends) will be taxable as long-term capital gains.
Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to
15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets -
for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

                                     II-141

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends)
to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95%
of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

                                     II-142

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders designated as excess inclusion income (see
Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the
Code, are fund shareholders.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

                                     II-143

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders'
gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales

                                     II-144

charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block"
(that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the
December 2006 legislation is unclear. To the extent permitted under the 1940
Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31%
for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                     II-145

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United
States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before
January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth

                                     II-146

below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United
States.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest
(other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons
(i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income
(regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30%
(or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through"
provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before
January 1, 2011. However, as of the date of this

                                     II-147

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.
Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year,
i.e., for redemptions made on or after January 1, 2010 but before January 1,
2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and
Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

                                     II-148

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South
American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                                     II-149

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies,
Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non
US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.  AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services
("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.
Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct
AM to have ISS vote their proxies in accordance with Taft Hartley voting
Guidelines.
---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III. POLICIES

1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

                                     II-150

(i)        adopting, monitoring and updating guidelines, attached as Exhibit A
           (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C)
           where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      monitoring the Proxy Vendor Oversight's proxy voting activities (see
           below).AM's Proxy Vendor Oversight, a function of AM's Operations
           Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.  PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below)
and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

                                     II-151

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii)
that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor
   Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the
   GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue;

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

                                     II-152

4.   CONFLICT OF INTEREST PROCEDURES

A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
---------

/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

                                     II-153

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the
Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy
Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

                                     II-154

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o  Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of
   CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche
   Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Asset Management Information Sharing
Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley
Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The
GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o  AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

                                     II-155

o  The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     -  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   -  Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     -  Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.

o  AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o  The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o  With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   -  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   -  The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   -  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM
Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.  THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                                     II-156

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                            AS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

                                     II-157

I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

                                      II-158

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

                                     II-159

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors.
Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the
Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

                                     II-160

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

                                     II-161

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS
(FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
     interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

                                     II-162

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

                                     II-163

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                                     II-164

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)   The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)   The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)   The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                                     II-165

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":

o  the election of board members with positions on either remuneration or audit committees;

o  the election of supervisory board members with too many supervisory board mandates;

o  "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

                                     II-166

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o  directly align the interests of members of management boards with those of shareholders;

o  establish challenging performance criteria to reward only above average performance;

o  measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o  do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

                                     II-167

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4)
the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

                                     II-168

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride
   Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

                                     II-169

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.  MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

                                     II-170

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

                                     II-171

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

 IMPORTANT: The information contained herein is the property of Deutsche Bank
 Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
-------------------------------------------------------------------------------

                                     II-172

DECEMBER 31, 2010

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Fund's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for:

4 DWS Bond VIP

21 DWS Growth & Income VIP

36 DWS Capital Growth VIP

48 DWS Global Opportunities VIP

61 DWS International VIP

73 DWS Health Care VIP

84 Notes to Financial Statements

94 Report of Independent Registered Public Accounting Firm

95 Tax Information

95 Proxy Voting

96 Investment Management Agreement Approval

109 Summary of Management Fee Evaluation by Independent Fee Consultant

111 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investments in variable insurance portfolios (VIPs) involve risk. Stocks may decline in value. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are additional risks associated with investing in commodities, high-yield bonds, aggressive growth stocks, non-diversified/ concentrated funds and small- and mid-cap stocks which are more fully explained in the prospectuses. Please read the prospectus for more information.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.59% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Fund returns during 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Bond Index

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,679	$9,783	$10,672	$13,801
	Average annual total return	6.79%	-.73%	1.31%	3.27%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Bond VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,019.80
Expenses Paid per $1,000*	$ 2.95
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.58%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Bond VIP

During the 12-month period ended December 31, 2010, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors outperformed as investors sought yield in an environment of low interest rates. Corporate bonds benefited as corporate profits and balance sheets displayed strength throughout the period, with below-investment-grade issues leading returns. Among other credit sectors, commercial mortgage-backed securities were standout performers despite an ongoing soft leasing environment in many markets.2

During the 12-month period, the Fund provided a total return of 6.79% (Class A shares, unadjusted for contract charges), compared with the 6.54% return of its benchmark, the Barclays Capital US Aggregate Bond Index. (Past performance is no guarantee of future results.)

The Fund's performance versus the benchmark continued to be driven principally by exposure to more credit-sensitive fixed-income sectors. Our overweight in investment-grade corporate bonds was the leading contributor to returns, while our high-yield corporate and emerging-market holdings added to performance as well.3 Currency weightings also added to performance, in particular our exposure to the Australian and Canadian dollars. On the downside, our underweighting early in the period of commercial mortgage-backed securities constrained returns. In addition, our positions in the bonds of a pair of Irish banks suffered as the crisis with respect to European sovereign debt played out over the period. The Fund's positioning with respect to overall duration and interest rate exposure was essentially a neutral factor for performance.4 During the period, we maintained a somewhat conservative stance with respect to interest rate exposure as we monitored the impact of Fed bond purchases on inflation expectations and rates. In addition, we closely watched economic data which appeared to indicate that the recovery is taking hold, a trend that we believe could bode well for continued outperformance by credit-oriented sectors.

Kenneth R. Bowling, CFA
Jamie Guenther, CFA
John Brennan
Bruce Harley, CFA, CEBS
J. Richard Robben, CFA
David Vignolo, CFA
J. Kevin Horsley, CFA, CPA
Stephen Willer, CFA
William Chepolis, CFA (joined the Fund on 2/1/2011)

Portfolio Managers

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4 Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	31%	24%
Mortgage-Backed Securities Pass-Throughs	28%	32%
Government & Agency Obligations	21%	24%
Commercial Mortgage-Backed Securities	9%	3%
Municipal Bonds and Notes	5%	3%
Collateralized Mortgage Obligations	4%	3%
Cash Equivalents	2%	10%
Asset-Backed	—	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

US Government & Treasury Obligations	47%	59%
AAA	5%	3%
AA	5%	6%
A	10%	9%
BBB	17%	15%
BB or Below	14%	7%
Not Rated	2%	1%
	100%	100%
Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.30 years	7.88 years
Effective Duration	4.91 years	4.65 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 8.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Bond VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 37.3%
Consumer Discretionary 10.7%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,200,000	1,281,000
Cablevision Systems Corp., 8.625%, 9/15/2017		1,500,000	1,633,125
CBS Corp., 5.9%, 10/15/2040		600,000	577,966
Comcast Corp., 5.15%, 3/1/2020		450,000	472,655
DIRECTV Holdings LLC, 6.35%, 3/15/2040		815,000	857,355
Expedia, Inc.:
5.95%, 8/15/2020		2,075,000	2,085,375
7.456%, 8/15/2018		1,150,000	1,311,000
Home Depot, Inc., 5.4%, 9/15/2040		420,000	407,870
JC Penney Co., Inc., 5.65%, 6/1/2020		1,500,000	1,436,250
Levi Strauss & Co., 7.625%, 5/15/2020		1,700,000	1,755,250
Lowe's Companies, Inc.:
2.125%, 4/15/2016		250,000	244,490
3.75%, 4/15/2021		500,000	483,405
MGM Resorts International, 144A, 9.0%, 3/15/2020		750,000	825,000
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		500,000	499,949
Norcraft Companies LP, 10.5%, 12/15/2015		100,000	106,250
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016		1,100,000	1,185,250
Time Warner Cable, Inc., 7.3%, 7/1/2038		40,000	46,772
Time Warner, Inc.:
6.2%, 3/15/2040		400,000	425,222
7.625%, 4/15/2031		400,000	486,273
Yum! Brands, Inc.:
3.875%, 11/1/2020		465,000	444,208
5.3%, 9/15/2019		135,000	142,988
			16,707,653
Consumer Staples 2.3%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		750,000	933,261
CVS Caremark Corp.:
6.125%, 9/15/2039		500,000	534,229
6.25%, 6/1/2027		332,000	365,103
Kraft Foods, Inc., 5.375%, 2/10/2020		1,335,000	1,436,819
Kroger Co., 5.4%, 7/15/2040		375,000	355,431
			3,624,843
Energy 4.9%
Chesapeake Energy Corp., 9.5%, 2/15/2015		550,000	620,125
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		980,000	1,266,474
Enterprise Products Operating LLC, 6.125%, 10/15/2039		460,000	478,772
		Principal Amount ($) (a)	Value ($)

Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		500,000	516,517
6.95%, 1/15/2038		510,000	554,166
ONEOK Partners LP, 6.15%, 10/1/2016		482,000	541,702
Plains All American Pipeline LP, 8.75%, 5/1/2019		1,200,000	1,489,194
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		650,000	620,199
Weatherford International Ltd., 5.125%, 9/15/2020		1,000,000	995,032
Williams Partners LP, 4.125%, 11/15/2020		570,000	539,898
			7,622,079
Financials 10.0%
American Express Co., 7.0%, 3/19/2018		1,138,000	1,325,512
Bank of America Corp.:
5.75%, 12/1/2017		710,000	738,844
6.5%, 8/1/2016		175,000	189,891
Citigroup, Inc., 5.375%, 8/9/2020		1,500,000	1,558,511
Discover Bank, 8.7%, 11/18/2019		710,000	835,751
Fifth Third Bancorp., 5.45%, 1/15/2017		651,000	665,428
Ford Motor Credit Co., LLC:
7.0%, 4/15/2015		900,000	967,151
8.0%, 6/1/2014		1,500,000	1,652,560
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		300,000	283,030
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,500,000	1,596,106
KeyBank NA, 5.7%, 11/1/2017		800,000	814,681
Lincoln National Corp., 8.75%, 7/1/2019		500,000	625,424
MetLife, Inc., Series A, 6.817%, 8/15/2018		400,000	466,353
Morgan Stanley:
3.45%, 11/2/2015		170,000	165,743
Series F, 6.625%, 4/1/2018		475,000	515,265
PNC Bank NA, 6.875%, 4/1/2018		200,000	228,612
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		150,000	161,125
6.2%, 1/15/2015		100,000	110,281
7.375%, 6/15/2019		120,000	141,485
Qtel International Finance Ltd., 144A, 5.0%, 10/19/2025		935,000	846,390
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	1,076,482	35,240
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		800,000	864,531
Toll Brothers Finance Corp., 8.91%, 10/15/2017		350,000	412,950
Travelers Companies, Inc., 5.35%, 11/1/2040		280,000	275,873
			15,476,737
		Principal Amount ($) (a)	Value ($)

Health Care 2.2%
Express Scripts, Inc.:
6.25%, 6/15/2014		385,000	430,415
7.25%, 6/15/2019		720,000	852,208
HCA, Inc., 9.25%, 11/15/2016		725,000	773,485
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		455,000	450,896
Medco Health Solutions, Inc., 7.125%, 3/15/2018		715,000	839,050
			3,346,054
Industrials 0.9%
CSX Corp.:
6.15%, 5/1/2037		400,000	430,065
6.25%, 3/15/2018		800,000	917,729
			1,347,794
Materials 2.5%
ArcelorMittal, 6.125%, 6/1/2018		500,000	532,743
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		600,000	730,404
Dow Chemical Co., 4.25%, 11/15/2020		455,000	435,844
Exopack Holding Corp., 11.25%, 2/1/2014		420,000	435,750
International Paper Co., 7.3%, 11/15/2039		770,000	877,371
United States Steel Corp., 7.375%, 4/1/2020		800,000	820,000
			3,832,112
Telecommunication Services 2.5%
American Tower Corp., 5.05%, 9/1/2020		1,200,000	1,180,121
Frontier Communications Corp., 8.125%, 10/1/2018		1,000,000	1,097,500
Qwest Communications International, Inc., 8.0%, 10/1/2015		750,000	806,250
Windstream Corp., 8.625%, 8/1/2016		775,000	815,687
			3,899,558
Utilities 1.3%
CMS Energy Corp., 5.05%, 2/15/2018		500,000	494,392
DTE Energy Co., 7.625%, 5/15/2014		152,000	175,199
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		26,811	22,709
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		517,000	501,077
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	115,679
Sempra Energy, 6.5%, 6/1/2016		650,000	754,592
			2,063,648
Total Corporate Bonds (Cost $55,757,794)			57,920,478

Mortgage-Backed Securities Pass-Throughs 34.3%
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2034		775,838	800,265
5.5%, with various maturities from 10/1/2023 until 8/1/2024		379,240	407,623
		Principal Amount ($) (a)	Value ($)

5.508%**, 2/1/2038		453,527	476,403
6.5%, 3/1/2026		755,865	841,826
7.0%, 1/1/2038		138,275	155,014
Federal National Mortgage Association:
3.274%**, 8/1/2037		118,346	123,960
3.5%, 7/1/2025 (b)		7,500,000	7,553,906
4.0%, with various maturities from 9/1/2039 until 9/1/2040 (b)		9,694,996	9,650,741
4.5%, 6/1/2034		708,667	732,004
5.0%, with various maturities from 2/1/2021 until 8/1/2040		3,158,126	3,329,400
5.152%**, 9/1/2038		207,642	220,428
5.39%**, 1/1/2038		528,565	555,702
5.5%, with various maturities from 12/1/2032 until 4/1/2037 (b)		11,703,856	12,535,844
6.0%, with various maturities from 4/1/2024 until 8/1/2035 (b)		7,535,326	8,203,130
6.5%, with various maturities from 3/1/2017 until 1/1/2036 (b)		2,376,536	2,641,875
8.0%, 9/1/2015		15,745	17,070
Government National Mortgage Association:
4.5%, 6/1/2039 (b)		1,600,000	1,661,375
5.0%, 4/1/2038 (b)		1,600,000	1,701,125
5.5%, 3/1/2036 (b)		1,600,000	1,729,125
Total Mortgage-Backed Securities Pass-Throughs (Cost $52,686,995)			53,336,816

Commercial Mortgage-Backed Securities 10.5%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.742%**, 2/10/2051		600,000	639,110
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		1,738,000	1,810,887
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.347%**, 1/15/2046		1,850,000	1,985,417
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%**, 7/10/2038		2,375,000	2,591,122
GS Mortgage Securities Corp. II:
"J", Series 2007-GG10, 144A, 5.807%**, 8/10/2045*		1,096,000	9,316
"K", Series 2007-GG10, 144A, 5.807%**, 8/10/2045*		767,000	4,602
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-CB12, 4.895%, 9/12/2037		1,500,000	1,588,678
"A4", Series 2006-CB16, 5.552%, 5/12/2045		640,000	683,772
"E", Series 2007-LD11, 5.817%**, 6/15/2049		590,000	78,486
"F", Series 2007-LD11, 5.817%**, 6/15/2049		650,000	52,710
"G", Series 2007-LD11, 144A, 5.817%**, 6/15/2049		760,000	51,987
		Principal Amount ($) (a)	Value ($)

"H", Series 2007-LD11, 144A, 5.817%**, 6/15/2049		460,000	13,800
"A4", Series 2006-LDP7, 5.872%**, 4/15/2045		1,500,000	1,640,413
"A4", Series 2007-LD12, 5.882%, 2/15/2051		1,380,000	1,461,081
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		1,750,000	1,850,204
"A4", Series 2007-C6, 5.858%, 7/15/2040		1,000,000	1,050,670
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%**, 6/12/2050		590,000	634,212
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.744%**, 6/15/2049		770,000	99,366
Total Commercial Mortgage-Backed Securities (Cost $19,898,506)			16,245,833

Collateralized Mortgage Obligations 5.4%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		641,046	555,359
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		159,455	101,141
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%**, 2/25/2048		1,731,716	1,734,435
Federal Home Loan Mortgage Corp.:
"PD", Series 2774, 5.0%, 8/15/2032		1,010,000	1,070,640
"PE", Series 2898, 5.0%, 5/15/2033		335,000	358,212
"KG", Series 2987, 5.0%, 12/15/2034		1,470,000	1,575,346
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		5,832,053	536,170
"EG", Series 2005-22, 5.0%, 11/25/2033		750,000	803,109
"TC", Series 2007-77, 5.5%, 9/25/2034		370,000	395,535
Government National Mortgage Association:
"IP", Series 2010-79, Interest Only, 4.5%, 5/20/2039		2,338,103	397,549
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040		480,000	73,333
MASTR Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034		12,467	11,822
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.716%**, 10/7/2020		776,434	775,463
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018		1,979	2,030
Total Collateralized Mortgage Obligations (Cost $8,330,639)			8,390,144
		Principal Amount ($) (a)	Value ($)

Government & Agency Obligations 25.1%
Sovereign Bonds 4.8%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020	EUR	625,000	799,065
Republic of Argentina:
GDP Linked Note, Zero Coupon, 12/15/2035 (g)		410,000	62,115
8.28%, 12/31/2033		650,476	603,316
Republic of Egypt, 9.1%, 9/20/2012	EGP	230,000	39,673
Republic of El Salvador, REG S, 8.25%, 4/10/2032		40,000	44,400
Republic of Lithuania, REG S, 5.125%, 9/14/2017		200,000	196,500
Republic of Panama:
5.2%, 1/30/2020		425,000	450,500
7.125%, 1/29/2026		220,000	264,550
7.25%, 3/15/2015		80,000	92,400
Republic of Peru, 7.125%, 3/30/2019		600,000	717,000
Republic of Poland, 6.375%, 7/15/2019		560,000	627,318
Republic of Serbia, REG S, 6.75%, 11/1/2024		480,667	470,573
Republic of Sri Lanka, 144A, 6.25%, 10/4/2020		825,000	836,344
Russian Federation, 144A, 5.0%, 4/29/2020		2,200,000	2,200,000
			7,403,754
US Government Sponsored Agency 0.8%
Federal National Mortgage Association, 6.625%, 11/15/2030		950,000	1,198,680
US Treasury Obligations 19.5%
US Treasury Bills, 0.185%***, 3/17/2011 (c)		969,000	968,784
US Treasury Bond, 4.75%, 2/15/2037 (d)		3,600,000	3,868,877
US Treasury Note, 1.75%, 1/31/2014 (d)		25,000,000	25,523,450
			30,361,111
Total Government & Agency Obligations (Cost $38,267,988)			38,963,545

Loan Participations and Assignments 0.2%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014		205,000	231,650
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	108,250
Total Loan Participations and Assignments (Cost $302,745)			339,900

Municipal Bonds and Notes 6.2%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		420,000	391,885
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	729,441
		Principal Amount ($) (a)	Value ($)

Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		410,000	405,957
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,800,000	1,759,248
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 INS: Radian		315,000	256,684
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043		400,000	402,744
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043		400,000	400,632
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013 INS: AGC		860,000	959,975
Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014 INS: NATL		625,000	700,944
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	975,961
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 INS: AGMC		515,000	491,233
		Principal Amount ($) (a)	Value ($)

Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 INS: AGMC		895,000	910,126
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014		930,000	1,034,197
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	284,364
Total Municipal Bonds and Notes (Cost $9,625,860)			9,703,391
	Shares	Value ($)

Securities Lending Collateral 17.9%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $27,864,495)	27,864,495	27,864,495

Cash Equivalents 2.0%
Central Cash Management Fund, 0.19% (e) (Cost $3,051,609)	3,051,609	3,051,609
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,786,631)+	138.9	215,816,211
Other Assets and Liabilities, Net	(38.9)	(60,438,518)
Net Assets	100.0	155,377,693

* Non-income producing security.

** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $215,805,423. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $10,788. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,609,966 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,599,178.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $27,157,007, which is 17.5% of net assets.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NATL: National Public Finance Guaranty Corp.

Radian: Radian Asset Assurance, Inc.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the Fund are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year US Treasury Note	USD	3/22/2011	280	33,722,500	884,109
British Pound Currency	USD	3/14/2011	33	3,213,581	36,094
Japanese Yen Currency	USD	3/14/2011	14	2,157,400	(59,484)
Ultra Long Term US Treasury Bond	USD	3/22/2011	8	1,016,750	27,937
Total net unrealized appreciation					888,656

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	359,989	EUR	275,000	2/4/2011	7,468	HSBC Bank USA
EUR	900,000	USD	1,244,133	2/4/2011	41,548	HSBC Bank USA
Total net unrealized appreciation					49,016

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
RUB	3,600,000	USD	116,522	2/4/2011	(990)	JPMorgan Chase Securities, Inc.
Currency Abbreviations
EGP Egyptian Pound EUR Euro RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 57,920,478	$ —	$ 57,920,478
Mortgage-Backed Securities Pass-Throughs	—	53,336,816	—	53,336,816
Commercial Mortgage-Backed Securities	—	16,245,833	—	16,245,833
Collateralized Mortgage Obligations	—	8,390,144	—	8,390,144
Government & Agency Obligations	—	38,963,545	—	38,963,545
Loan Participations and Assignments	—	339,900	—	339,900
Municipal Bonds and Notes	—	9,703,391	—	9,703,391
Short-Term Investments (h)	30,916,104	—	—	30,916,104
Derivatives (i)	888,656	49,016	—	937,672
Total	$ 31,804,760	$ 184,949,123	$ —	$ 216,753,883
Liabilities
Derivatives (i)	$ —	$ (990)	$ —	$ (990)
Total	$ —	$ (990)	$ —	$ (990)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Government & Agency Obligations
Balance as of December 31, 2009	$ 41,830
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into of Level 3	—
Transfers (out) of Level 3	(41,830) (j)
Balance as of December 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ —

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $184,870,527), including $27,157,007 of securities loaned	$ 184,900,107
Investment in Daily Assets Fund Institutional (cost $27,864,495)*	27,864,495
Investment in Central Cash Management Fund (cost $3,051,609)	3,051,609
Total investments, at value (cost $215,786,631)	215,816,211
Cash	68,563
Foreign currency, at value (cost $56,665)	55,198
Receivable for Fund shares sold	117,035
Interest receivable	1,710,134
Unrealized appreciation on open forward foreign currency exchange contracts	49,016
Foreign taxes recoverable	1,177
Other assets	898
Total assets	217,818,232
Liabilities
Payable upon return of securities loaned	27,864,495
Payable for Investments purchased	8,062
Payable for investments purchased — when-issued/delayed delivery securities	34,176,235
Payable for Fund shares redeemed	61,489
Payable for daily variation margin on open futures contracts	185,468
Unrealized depreciation on open forward foreign currency exchange contracts	990
Accrued management fee	48,171
Other accrued expenses and payables	95,629
Total liabilities	62,440,539
Net assets, at value	$ 155,377,693
Net Assets Consist of
Undistributed net investment income	4,830,117
Net unrealized appreciation (depreciation) on: Investments	29,580
Futures	888,656
Foreign currency	46,460
Accumulated net realized gain (loss)	(38,064,434)
Paid-in capital	187,647,314
Net assets, at value	$ 155,377,693
Class A Net Asset Value, offering and redemption price per share ($155,377,693 ÷ 27,458,970 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.66

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Interest	$ 6,336,947
Dividends	2,496
Income distributions — Central Cash Management Fund	54,930
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,190
Total income	6,409,563
Expenses: Management fee	623,165
Administration fee	159,786
Services to shareholders	6,328
Custodian fee	23,438
Professional fees	57,501
Trustees' fees and expenses	8,721
Reports to shareholders	46,313
Other	23,323
Total expenses	948,575
Net investment income	5,460,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,379,975
Futures	(1,314,321)
Foreign currency	(58,246)
Payments by affiliates (see Note H)	7,050
5,014,458
Change in net unrealized appreciation (depreciation) on: Investments	(372,242)
Futures	332,060
Foreign currency	43,683
3,501
Net gain (loss)	5,017,959
Net increase (decrease) in net assets resulting from operations	$ 10,478,947

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 5,460,988	$ 7,096,250
Net realized gain (loss)	5,014,458	(22,284,758)
Change in net unrealized appreciation (depreciation)	3,501	29,440,278
Net increase (decrease) in net assets resulting from operations	10,478,947	14,251,770
Distributions to shareholders from: Net investment income: Class A	(6,962,542)	(11,985,798)
Fund share transactions: Class A Proceeds from shares sold	16,049,365	21,968,991
Reinvestment of distributions	6,962,542	11,985,798
Cost of shares redeemed	(29,824,695)	(32,370,197)
Net increase (decrease) in net assets from Class A share transactions	(6,812,788)	1,584,592
Increase (decrease) in net assets	(3,296,383)	3,850,564
Net assets at beginning of period	158,674,076	154,823,512
Net assets at end of period (including undistributed net investment income of $4,830,117 and $6,639,923, respectively)	$ 155,377,693	$ 158,674,076
Other Information
Class A Shares outstanding at beginning of period	28,638,100	28,147,936
Shares sold	2,857,267	4,088,614
Shares issued to shareholders in reinvestment of distributions	1,277,530	2,364,063
Shares redeemed	(5,313,927)	(5,962,513)
Net increase (decrease) in Class A shares	(1,179,130)	490,164
Shares outstanding at end of period	27,458,970	28,638,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 5.54	$ 5.50	$ 6.98	$ 7.03	$ 6.99
Income (loss) from investment operations: Net investment income[a]	.19	.25	.37	.35	.33
Net realized and unrealized gain (loss)	.18	.26	(1.48)	(.06)	(.01)
Total from investment operations	.37	.51	(1.11)	.29	.32
Less distributions from: Net investment income	(.25)	(.47)	(.37)	(.34)	(.27)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.25)	(.47)	(.37)	(.34)	(.28)
Net asset value, end of period	$ 5.66	$ 5.54	$ 5.50	$ 6.98	$ 7.03
Total Return (%)	6.79	10.07	(16.77)	4.18	4.72[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	159	155	229	218
Ratio of expenses before expense reductions (%)	.59	.59	.59	.61	.66
Ratio of expenses after expense reductions (%)	.59	.59	.59	.61	.62
Ratio of net investment income (%)	3.42	4.68	5.76	5.03	4.82
Portfolio turnover rate (%)	357	284	196	185	186
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.63% and 0.89% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,440	$9,467	$10,903	$11,010
	Average annual total return	14.40%	-1.81%	1.74%	0.97%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,412	$9,411	$10,768	$10,714
	Average annual total return	14.12%	-2.00%	1.49%	0.69%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Growth & Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,217.40	$ 1,215.80
Expenses Paid per $1,000*	$ 3.41	$ 4.86
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,022.13	$ 1,020.82
Expenses Paid per $1,000*	$ 3.11	$ 4.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.61%	.87%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Growth & Income VIP

US equities performed very well during 2010, as investors were cheered by gradually improving economic data and surprisingly strong corporate profits. The Russell 1000® Index — the Fund's benchmark — gained 16.10% on the year, building on its 28.43% rally of 2009. The Fund, while also producing a positive return of 14.40% (Class A shares, unadjusted for contract charges), fell short of the benchmark. (Past performance is no guarantee of future results.)

Our approach to managing the Fund is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value, quality and market sentiment, and dynamic in that we can choose to give different weightings to these factors based on a rigorous analysis of the past that seeks to determine which periods are most like now. The Fund's sentiment factors employ a variety of factors to gauge the momentum of individual stock prices. The past year was a highly rotational year for style performance, with leadership changing several times — from growth to sentiment, then to quality, and then back to sentiment. The Fund's growth and sentiment factors performed relatively well over the full year, whereas the value and quality factors were mostly weak. We started the year with healthy weightings to sentiment and growth, which added value early in the year. However, our relatively large weighting toward value throughout the year more than offset this and proved to be the biggest drag on relative performance.

From a sector perspective, our stock selection process was least effective in the information technology segment, where our overweight positions in Microsoft Corp., Computer Sciences Corp. and the disk-drive maker Western Digital Corp.* weighed on performance.1 The industrials sector was an additional area of underperformance, due in part to our overweights in Raytheon Co. and the truck manufacturer Oshkosh Corp. Our stock picks also fell short in the utilities and consumer staples sectors. On the plus side, we outperformed the benchmark by a wide margin in the energy sector. We generated strong performance by moving to overweight positions in stocks that plummeted sharply in the wake of the Gulf oil spill and then staged rebounds from undervalued levels, such as Transocean Ltd., Anadarko Petroleum Corp.* and National Oilwell Varco, Inc. We also performed very well within financials, thanks in part to our overweight positions in Berkshire Hathaway, Inc. and ACE Ltd.

Robert Wang
Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Government & Agency Obligation	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	19%	19%
Financials	17%	11%
Health Care	14%	14%
Industrials	12%	13%
Energy	11%	9%
Consumer Discretionary	11%	12%
Consumer Staples	7%	11%
Materials	5%	5%
Telecommunication Services	2%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 25.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 10.4%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	6,200	73,470
Diversified Consumer Services 0.5%
Apollo Group, Inc. "A"*	3,100	122,419
Career Education Corp.* (a)	9,000	186,570
Coinstar, Inc.*	1,600	90,304
DeVry, Inc.	1,500	71,970
Sotheby's	1,600	72,000
		543,263
Hotels Restaurants & Leisure 1.0%
Chipotle Mexican Grill, Inc.* (a)	600	127,596
McDonald's Corp.	3,300	253,308
Panera Bread Co. "A"*	1,400	141,694
Starbucks Corp.	15,000	481,950
		1,004,548
Household Durables 0.2%
Garmin Ltd. (a)	6,200	192,138
Internet & Catalog Retail 1.0%
Liberty Media Corp. — Interactive "A"*	32,500	512,525
Priceline.com, Inc.*	1,300	519,415
		1,031,940
Media 2.8%
CBS Corp. "B"	8,400	160,020
Comcast Corp. "A" (a)	50,400	1,107,288
Liberty Media-Starz "A"*	1,800	119,664
McGraw-Hill Companies, Inc.	4,400	160,204
News Corp. "A"	9,100	132,496
Time Warner, Inc.	19,600	630,532
Walt Disney Co.	12,900	483,879
		2,794,083
Multiline Retail 0.8%
Dillard's, Inc. "A" (a)	16,200	614,628
Kohl's Corp.*	4,300	233,662
		848,290
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,000	463,050
American Eagle Outfitters, Inc.	9,500	138,985
AnnTaylor Stores Corp.*	2,700	73,953
Barnes & Noble, Inc. (a)	7,800	110,370
Chico's FAS, Inc.	5,700	68,571
Guess?, Inc.	2,300	108,836
Rent-A-Center, Inc.	3,600	116,208
Ross Stores, Inc.	2,500	158,125
The Gap, Inc.	36,300	803,682
TJX Companies, Inc.	13,000	577,070
		2,618,850
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.	6,700	370,577
Deckers Outdoor Corp.*	2,100	167,454
NIKE, Inc. "B" (a)	4,300	367,306
VF Corp.	5,500	473,990
		1,379,327
	Shares	Value ($)

Consumer Staples 6.9%
Beverages 0.2%
Molson Coors Brewing Co. "B"	3,900	195,741
Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	24,700	1,332,071
Whole Foods Market, Inc.* (a)	800	40,472
		1,372,543
Food Products 2.7%
Archer-Daniels-Midland Co.	14,500	436,160
Corn Products International, Inc.	4,400	202,400
Fresh Del Monte Produce, Inc.	5,700	142,215
H.J. Heinz Co.	5,500	272,030
Hormel Foods Corp.	2,100	107,646
The Hershey Co.	14,500	683,675
Tyson Foods, Inc. "A" (a)	47,700	821,394
Unilever PLC (ADR)	2,700	83,376
		2,748,896
Household Products 0.6%
Kimberly-Clark Corp.	2,200	138,688
Procter & Gamble Co.	7,300	469,609
		608,297
Personal Products 0.4%
Estee Lauder Companies, Inc. "A"	1,100	88,770
Herbalife Ltd.	5,100	348,687
		437,457
Tobacco 1.6%
Lorillard, Inc.	8,200	672,892
Philip Morris International, Inc.	15,200	889,656
		1,562,548
Energy 11.2%
Energy Equipment & Services 3.4%
Complete Production Services, Inc.*	10,300	304,365
Diamond Offshore Drilling, Inc.	3,000	200,610
FMC Technologies, Inc.*	1,200	106,692
Helmerich & Payne, Inc.	1,800	87,264
Nabors Industries Ltd.*	11,300	265,098
National Oilwell Varco, Inc.	15,100	1,015,475
Noble Corp. (a)	4,500	160,965
Oceaneering International, Inc.*	1,900	139,897
Oil States International, Inc.*	10,000	640,900
Transocean Ltd.* (a)	6,900	479,619
		3,400,885
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	12,000	1,095,000
Cimarex Energy Co.	1,400	123,942
CNOOC Ltd. (ADR)	400	95,348
Devon Energy Corp.	12,100	949,971
Exxon Mobil Corp.	27,800	2,032,736
Hess Corp.	8,300	635,282
Murphy Oil Corp.	9,500	708,225
Newfield Exploration Co.*	2,600	187,486
Noble Energy, Inc.	3,800	327,104
Occidental Petroleum Corp.	6,200	608,220
Valero Energy Corp.	45,100	1,042,712
		7,806,026
	Shares	Value ($)

Financials 17.3%
Capital Markets 1.8%
Ameriprise Financial, Inc.	2,700	155,385
BlackRock, Inc.	1,700	323,986
Janus Capital Group, Inc.	5,400	70,038
Legg Mason, Inc.	4,400	159,588
State Street Corp.	5,000	231,700
T. Rowe Price Group, Inc.	4,500	290,430
The Goldman Sachs Group, Inc.	3,400	571,744
		1,802,871
Commercial Banks 4.1%
CIT Group, Inc.* (a)	8,100	381,510
Fifth Third Bancorp. (a)	46,800	687,024
Huntington Bancshares, Inc.	33,500	230,145
KeyCorp	42,200	373,470
M&T Bank Corp. (a)	1,700	147,985
PNC Financial Services Group, Inc.	9,200	558,624
SunTrust Banks, Inc.	35,600	1,050,556
Wells Fargo & Co.	20,500	635,295
		4,064,609
Consumer Finance 2.4%
Capital One Financial Corp. (a)	37,800	1,608,768
Discover Financial Services	42,800	793,084
		2,401,852
Diversified Financial Services 2.8%
Bank of America Corp.	28,500	380,190
Citigroup, Inc.*	69,700	329,681
CME Group, Inc.	800	257,400
JPMorgan Chase & Co.	35,800	1,518,636
PHH Corp.* (a)	6,900	159,735
The NASDAQ OMX Group, Inc.* (a)	4,900	116,179
		2,761,821
Insurance 5.8%
ACE Ltd.	20,300	1,263,675
Aflac, Inc.	5,000	282,150
Allied World Assurance Co. Holdings Ltd.	5,000	297,200
Arch Capital Group Ltd.*	1,800	158,490
Aspen Insurance Holdings Ltd.	3,900	111,618
Assurant, Inc.	3,100	119,412
Axis Capital Holdings Ltd.	3,000	107,640
Berkshire Hathaway, Inc. "A"*	2	240,900
Berkshire Hathaway, Inc. "B"*	2,100	168,231
Chubb Corp.	15,100	900,564
Everest Re Group Ltd.	1,800	152,676
Hartford Financial Services Group, Inc.	9,300	246,357
Platinum Underwriters Holdings Ltd.	2,200	98,934
The Travelers Companies, Inc.	30,600	1,704,726
		5,852,573
Real Estate Investment Trusts 0.4%
HCP, Inc. (REIT)	5,100	187,629
Public Storage (REIT)	1,500	152,130
SL Green Realty Corp. (REIT)	1,500	101,265
		441,024
Health Care 13.6%
Biotechnology 1.8%
Biogen Idec, Inc.*	7,500	502,875
Celgene Corp.*	5,300	313,442
Cephalon, Inc.* (a)	15,500	956,660
		1,772,977
	Shares	Value ($)

Health Care Providers & Services 8.1%
Aetna, Inc.	19,300	588,843
AmerisourceBergen Corp.	40,500	1,381,860
Cardinal Health, Inc.	42,200	1,616,682
Coventry Health Care, Inc.*	26,200	691,680
Health Net, Inc.*	4,700	128,263
Humana, Inc.*	15,400	842,996
UnitedHealth Group, Inc.	47,600	1,718,836
WellPoint, Inc.*	19,900	1,131,514
		8,100,674
Pharmaceuticals 3.7%
Eli Lilly & Co.	35,100	1,229,904
Endo Pharmaceuticals Holdings, Inc.*	12,700	453,517
Forest Laboratories, Inc.*	53,400	1,707,732
Medicis Pharmaceutical Corp. "A"	3,900	104,481
Par Pharmaceutical Companies, Inc.*	5,900	227,209
		3,722,843
Industrials 11.5%
Aerospace & Defense 3.1%
General Dynamics Corp.	8,700	617,352
Honeywell International, Inc.	6,900	366,804
Northrop Grumman Corp. (a)	23,700	1,535,286
Raytheon Co.	12,300	569,982
		3,089,424
Air Freight & Logistics 1.6%
FedEx Corp.	4,300	399,943
United Parcel Service, Inc. "B"	16,700	1,212,086
		1,612,029
Airlines 0.2%
Alaska Air Group, Inc.*	2,700	153,063
Commercial Services & Supplies 0.4%
Cintas	4,400	123,024
R.R. Donnelley & Sons Co. (a)	15,400	269,038
		392,062
Construction & Engineering 0.4%
EMCOR Group, Inc.*	9,400	272,412
KBR, Inc.	4,900	149,303
		421,715
Electrical Equipment 0.2%
Rockwell Automation, Inc.	2,100	150,591
Industrial Conglomerates 1.1%
3M Co.	13,100	1,130,530
Machinery 2.0%
Danaher Corp.	7,600	358,492
Dover Corp.	2,900	169,505
Eaton Corp.	4,800	487,248
Ingersoll-Rand PLC (a)	6,700	315,503
Oshkosh Corp.*	11,300	398,212
Parker Hannifin Corp.	1,800	155,340
Trinity Industries, Inc. (a)	6,000	159,660
		2,043,960
Professional Services 0.3%
Manpower, Inc. (a)	4,300	269,868
Road & Rail 1.6%
Norfolk Southern Corp.	12,200	766,404
Ryder System, Inc.	16,700	879,088
		1,645,492
Trading Companies & Distributors 0.6%
W.W. Grainger, Inc. (a)	4,500	621,495
	Shares	Value ($)

Information Technology 18.7%
Communications Equipment 1.6%
F5 Networks, Inc.*	4,100	533,656
Nokia Corp. (ADR) (a)	31,500	325,080
Research In Motion Ltd.* (a)	10,100	587,113
Tellabs, Inc.	19,100	129,498
		1,575,347
Computers & Peripherals 0.7%
Dell, Inc.*	8,200	111,110
Lexmark International, Inc. "A"*	15,500	539,710
		650,820
Electronic Equipment, Instruments & Components 3.9%
Anixter International, Inc.	1,600	95,568
Arrow Electronics, Inc.*	19,900	681,575
Avnet, Inc.*	17,000	561,510
FLIR Systems, Inc.*	2,400	71,400
Ingram Micro, Inc. "A"*	23,000	439,070
Jabil Circuit, Inc.	11,900	239,071
Power-One, Inc.* (a)	10,600	108,120
Tech Data Corp.*	10,700	471,014
Tyco Electronics Ltd.	25,600	906,240
Vishay Intertechnology, Inc.*	25,900	380,212
		3,953,780
Internet Software & Services 0.8%
AOL, Inc.*	13,900	329,569
IAC/InterActiveCorp.* (a)	16,300	467,810
		797,379
IT Services 5.4%
Automatic Data Processing, Inc.	12,100	559,988
Cognizant Technology Solutions Corp. "A"*	3,700	271,173
Computer Sciences Corp.	26,200	1,299,520
International Business Machines Corp.	18,800	2,759,088
Western Union Co. (a)	29,500	547,815
		5,437,584
Semiconductors & Semiconductor Equipment 3.4%
Altera Corp. (a)	9,800	348,684
Analog Devices, Inc.	8,100	305,127
Fairchild Semiconductor International, Inc.* (a)	7,900	123,319
Intel Corp.	87,400	1,838,022
Lam Research Corp.*	2,800	144,984
Marvell Technology Group Ltd.*	18,000	333,900
Maxim Integrated Products, Inc.	6,600	155,892
Micron Technology, Inc.* (a)	23,900	191,678
		3,441,606
Software 2.9%
Activision Blizzard, Inc.	30,000	373,200
Microsoft Corp.	90,575	2,528,854
		2,902,054
	Shares	Value ($)

Materials 5.3%
Chemicals 2.4%
Ashland, Inc.	6,200	315,332
Cytec Industries, Inc.	1,400	74,284
E.I. du Pont de Nemours & Co.	19,900	992,612
Lubrizol Corp.	8,100	865,728
Potash Corp. of Saskatchewan, Inc. (a)	900	139,347
		2,387,303
Metals & Mining 2.6%
Barrick Gold Corp.	6,900	366,942
Freeport-McMoRan Copper & Gold, Inc.	10,400	1,248,936
Newmont Mining Corp.	17,100	1,050,453
		2,666,331
Paper & Forest Products 0.3%
Domtar Corp.	2,000	151,840
MeadWestvaco Corp.	4,500	117,720
		269,560
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	15,480	454,803
Verizon Communications, Inc.	47,800	1,710,284
		2,165,087
Wireless Telecommunication Services 0.3%
Vodafone Group PLC (ADR)	13,300	351,519
Utilities 1.6%
Electric Utilities 0.8%
Duke Energy Corp.	32,100	571,701
Exelon Corp.	7,000	291,480
		863,181
Independent Power Producers & Energy Traders 0.6%
NRG Energy, Inc.* (a)	31,541	616,311
Multi-Utilities 0.2%
Ameren Corp.	6,300	177,596
Total Common Stocks (Cost $85,529,136)		99,325,233

Securities Lending Collateral 12.1%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $12,109,203)	12,109,203	12,109,203

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (b) (Cost $862,150)	862,150	862,150
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $98,500,489)+	112.0	112,296,586
Other Assets and Liabilities, Net	(12.0)	(12,016,763)
Net Assets	100.0	100,279,823

* Non-income producing security.

+ The cost for federal income tax purposes was $99,375,854. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $12,920,732. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,304,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,383,591.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $11,776,143, which is 11.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2011	16	1,002,400	14,510
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 99,325,233	$ —	$ —	$ 99,325,233
Short-Term Investments (d)	12,971,353	—	—	12,971,353
Derivatives (e)	14,510	—	—	14,510
Total	$ 112,311,096	$ —	$ —	$ 112,311,096

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $85,529,136), including $11,776,143 of securities loaned	$ 99,325,233
Investment in Daily Assets Fund Institutional (cost $12,109,203)*	12,109,203
Investment in Central Cash Management Fund (cost $862,150)	862,150
Total investments, at value (cost $98,500,489)	112,296,586
Foreign currency, at value (cost $1,777)	1,847
Deposits with broker for open futures contracts	110,209
Receivable for Fund shares sold	72,187
Receivable for variation margin on open futures contracts	14,510
Interest receivable	2,780
Dividends receivable	71,249
Other assets	531
Total assets	112,569,899
Liabilities
Payable upon return of securities loaned	12,109,203
Payable for Fund shares redeemed	63,304
Accrued management fee	34,058
Accrued distribution service fee (Class B)	410
Other accrued expenses and payables	83,101
Total liabilities	12,290,076
Net assets, at value	$ 100,279,823
Net Assets Consist of
Undistributed net investment income	1,201,576
Net unrealized appreciation (depreciation) on: Investments	13,796,097
Futures	14,510
Foreign currency	70
Accumulated net realized gain (loss)	(47,839,390)
Paid-in capital	133,106,960
Net assets, at value	$ 100,279,823
Class A Net Asset Value, offering and redemption price per share ($98,342,904 ÷ 13,004,152 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.56
Class B Net Asset Value, offering and redemption price per share ($1,936,919 ÷ 256,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,154)	$ 1,803,774
Interest	594
Income distributions — Central Cash Management Fund	1,101
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,938
Total income	1,874,407
Expenses: Management fee	381,068
Administration fee	97,710
Services to shareholders	4,142
Custodian fee	23,254
Distribution service fee (Class B)	4,837
Legal fees	17,720
Audit and tax fees	41,911
Trustees' fees and expenses	6,663
Reports to shareholders	31,298
Other	8,782
Total expenses before expense reductions	617,385
Expense reductions	(29,349)
Total expenses after expense reductions	588,036
Net investment income (loss)	1,286,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,640,783
Futures	91,175
Foreign currency	(35)
10,731,923
Change in net unrealized appreciation (depreciation) on: Investments	853,941
Futures	6,737
Foreign currency	109
860,787
Net gain (loss)	11,592,710
Net increase (decrease) in net assets resulting from operations	$ 12,879,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 1,286,371	$ 1,607,557
Net realized gain (loss)	10,731,923	(17,473,719)
Change in net unrealized appreciation (depreciation)	860,787	42,884,018
Net increase (decrease) in net assets resulting from operations	12,879,081	27,017,856
Distributions to shareholders from: Net investment income: Class A	(1,597,628)	(1,967,417)
Class B	(27,222)	(35,839)
Total distributions	(1,624,850)	(2,003,256)
Fund share transactions: Class A Proceeds from shares sold	5,336,052	5,456,883
Reinvestment of distributions	1,597,628	1,967,417
Cost of shares redeemed	(20,642,306)	(25,400,088)
Net increase (decrease) in net assets from Class A share transactions	(13,708,626)	(17,975,788)
Class B Proceeds from shares sold	68,140	93,741
Reinvestment of distributions	27,222	35,839
Cost of shares redeemed	(453,581)	(431,050)
Net increase (decrease) in net assets from Class B share transactions	(358,219)	(301,470)
Increase (decrease) in net assets	(2,812,614)	6,737,342
Net assets at beginning of period	103,092,437	96,355,095
Net assets at end of period (including undistributed net investment income of $1,201,576 and $1,542,732, respectively)	$ 100,279,823	$ 103,092,437
Other Information
Class A Shares outstanding at beginning of period	15,048,001	18,437,278
Shares sold	774,532	954,520
Shares issued to shareholders in reinvestment of distributions	219,153	399,070
Shares redeemed	(3,037,534)	(4,742,867)
Net increase (decrease) in Class A shares	(2,043,849)	(3,389,277)
Shares outstanding at end of period	13,004,152	15,048,001
Class B Shares outstanding at beginning of period	309,228	364,787
Shares sold	10,025	16,377
Shares issued to shareholders in reinvestment of distributions	3,734	7,270
Shares redeemed	(66,521)	(79,206)
Net increase (decrease) in Class B shares	(52,762)	(55,559)
Shares outstanding at end of period	256,466	309,228

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.71	$ 5.12	$ 10.81	$ 10.94	$ 9.72
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.10	.10	.13	.13[c]
Net realized and unrealized gain (loss)	.87	1.61	(3.45)	.02	1.19
Total from investment operations	.96	1.71	(3.35)	.15	1.32
Less distributions from: Net investment income	(.11)	(.12)	(.18)	(.13)	(.10)
Net realized gains	—	—	(2.16)	(.15)	—
Total distributions	(.11)	(.12)	(2.34)	(.28)	(.10)
Net asset value, end of period	$ 7.56	$ 6.71	$ 5.12	$ 10.81	$ 10.94
Total Return (%)[b]	14.40	34.15	(38.31)	1.36	13.63[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	101	94	196	280
Ratio of expenses before expense reductions (%)	.63	.63	.60	.57	.56
Ratio of expenses after expense reductions (%)	.60	.54	.54	.56	.54
Ratio of net investment income (loss) (%)	1.32	1.74	1.34	1.18	1.24[c]
Portfolio turnover rate (%)	145	82	130	310	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.70	$ 5.12	$ 10.77	$ 10.90	$ 9.68
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.08	.08	.09	.09[c]
Net realized and unrealized gain (loss)	.87	1.60	(3.42)	.02	1.19
Total from investment operations	.94	1.68	(3.34)	.11	1.28
Less distributions from: Net investment income	(.09)	(.10)	(.15)	(.09)	(.06)
Net realized gains	—	—	(2.16)	(.15)	—
Total distributions	(.09)	(.10)	(2.31)	(.24)	(.06)
Net asset value, end of period	$ 7.55	$ 6.70	$ 5.12	$ 10.77	$ 10.90
Total Return (%)[b]	14.12	33.64	(38.29)	1.00	13.28[c]

Net assets, end of period ($ millions)	2	2	2	15	52
Ratio of expenses before expense reductions (%)	.88	.89	.82	.95	.94
Ratio of expenses after expense reductions (%)	.85	.80	.77	.92	.89
Ratio of net investment income (loss) (%)	1.07	1.48	1.12	.82	.89[c]
Portfolio turnover rate (%)	145	82	130	310	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2010

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.51% and 0.85% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks may decline in value. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,671	$9,923	$12,125	$10,338
	Average annual total return	16.71%	-.26%	3.93%	.33%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-.47%	3.75%	.02%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,633	$9,828	$11,926	$9,995
	Average annual total return	16.33%	-.58%	3.59%	-.01%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-.47%	3.75%	.02%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Capital Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,268.00	$ 1,266.10
Expenses Paid per $1,000*	$ 2.92	$ 4.86
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,022.63	$ 1,020.92
Expenses Paid per $1,000*	$ 2.60	$ 4.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.51%	.85%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Capital Growth VIP

Coming into 2010, we began to see the gradual withdrawal of government stimulus in response to the recession and increasing worry by market watchers that the recovery might falter as a result. The fiscal crisis in Europe also spurred market turbulence, though austerity pledges by a number of European governments (and central bank intervention there) eased fears of a possible European economic "contagion." In the third quarter, stocks benefited from a robust September rally spurred in part by news that the US Federal Reserve Board (the Fed) would take additional policy measures if needed in order to prevent the US economy from regressing. In the closing months of 2010, positive economic news, including stronger manufacturing reports, continued improvement for US gross domestic product (GDP), and an upturn in consumer confidence, sparked a number of market rallies over the quarter.1 Lastly, investors largely welcomed the congressional compromise where lawmakers extended the Bush-era tax cuts as well as unemployment benefits, as these actions provide some additional economic certainty for 2011.

For the 12 months ended December 31, 2010, the Fund returned 16.71% (Class A shares, unadjusted for contract charges), matching the 16.71% return of the Russell 1000® Growth Index. (Past performance is no guarantee of future results.)

During the period, stock selection was slightly positive offsetting the slightly negative sector allocation. The largest contribution to performance came from a surprising source, consumer discretionary stocks, considering the low expectations for consumer spending entering 2010. However, specialty retail stocks — which have strongly benefited from robust emerging-market consumer demand for specialty/luxury items, along with demand for automobiles globally — boosted the consumer discretionary sector. The Fund's overweight to industrials also contributed, based on improving manufacturing reports and several industrial firms' ability to exceed pessimistic earnings forecasts.2 In contrast, the Fund's slight overweight and stock selection in health care detracted from returns as several holdings proved disappointing. In addition, stock selection within information technology detracted.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA

Portfolio Managers

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	31%	34%
Consumer Discretionary	16%	11%
Industrials	14%	12%
Energy	12%	6%
Health Care	10%	17%
Materials	6%	5%
Consumer Staples	5%	8%
Financials	5%	4%
Telecommunication Services	1%	2%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 40.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 15.5%
Auto Components 3.0%
Autoliv, Inc. (a)	78,450	6,192,843
BorgWarner, Inc.* (a)	216,840	15,690,542
		21,883,385
Hotels Restaurants & Leisure 3.5%
Darden Restaurants, Inc. (a)	195,460	9,077,162
Marriott International, Inc. "A" (a)	276,401	11,481,698
McDonald's Corp.	69,100	5,304,116
		25,862,976
Media 1.8%
Scripps Networks Interactive "A" (a)	257,300	13,315,275
Multiline Retail 2.7%
Dollar General Corp.* (a)	133,130	4,083,097
Kohl's Corp.*	160,670	8,730,808
Nordstrom, Inc. (a)	178,060	7,546,183
		20,360,088
Specialty Retail 2.6%
Dick's Sporting Goods, Inc.* (a)	176,470	6,617,625
Limited Brands, Inc. (a)	415,870	12,779,685
		19,397,310
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. "B" (a)	167,735	14,327,924
Consumer Staples 5.1%
Beverages 1.4%
PepsiCo, Inc.	162,575	10,621,025
Food & Staples Retailing 1.8%
Sysco Corp. (a)	260,880	7,669,872
Wal-Mart Stores, Inc. (a)	98,264	5,299,377
		12,969,249
Household Products 1.9%
Church & Dwight Co., Inc. (a)	100,164	6,913,319
Colgate-Palmolive Co. (a)	86,840	6,979,331
		13,892,650
Energy 12.0%
Energy Equipment & Services 3.5%
National Oilwell Varco, Inc.	191,783	12,897,407
Schlumberger Ltd. (a)	157,380	13,141,230
		26,038,637
Oil, Gas & Consumable Fuels 8.5%
Alpha Natural Resources, Inc.*	222,900	13,380,687
Anadarko Petroleum Corp. (a)	174,580	13,296,013
EOG Resources, Inc. (a)	87,490	7,997,461
Exxon Mobil Corp. (a)	202,420	14,800,950
Occidental Petroleum Corp.	134,320	13,176,792
		62,651,903
Financials 4.9%
Capital Markets 4.2%
Charles Schwab Corp. (a)	352,250	6,026,997
Morgan Stanley	310,490	8,448,433
T. Rowe Price Group, Inc. (a)	253,620	16,368,635
		30,844,065
	Shares	Value ($)

Insurance 0.7%
MetLife, Inc.	114,040	5,067,938
Health Care 9.8%
Biotechnology 4.5%
Amgen, Inc.*	97,292	5,341,331
Celgene Corp.*	324,380	19,183,833
Gilead Sciences, Inc.*	239,705	8,686,909
		33,212,073
Health Care Equipment & Supplies 1.7%
Edwards Lifesciences Corp.* (a)	89,831	7,261,938
Thoratec Corp.* (a)	189,990	5,380,517
		12,642,455
Health Care Providers & Services 3.6%
Express Scripts, Inc.* (a)	297,570	16,083,658
McKesson Corp.	147,960	10,413,425
		26,497,083
Industrials 14.5%
Aerospace & Defense 2.9%
TransDigm Group, Inc.*	110,160	7,932,622
United Technologies Corp.	169,220	13,320,998
		21,253,620
Commercial Services & Supplies 1.0%
Stericycle, Inc.* (a)	95,250	7,707,630
Electrical Equipment 4.3%
AMETEK, Inc.	463,500	18,192,375
Roper Industries, Inc. (a)	181,940	13,905,674
		32,098,049
Machinery 4.1%
Navistar International Corp.* (a)	218,657	12,662,427
Parker Hannifin Corp. (a)	202,120	17,442,956
		30,105,383
Road & Rail 2.2%
Norfolk Southern Corp. (a)	261,180	16,407,328
Information Technology 30.6%
Communications Equipment 4.7%
Cisco Systems, Inc.*	1,089,685	22,044,327
QUALCOMM, Inc.	267,010	13,214,325
		35,258,652
Computers & Peripherals 8.7%
Apple, Inc.*	128,904	41,579,274
EMC Corp.* (a)	650,015	14,885,343
Hewlett-Packard Co.	185,785	7,821,549
		64,286,166
Internet Software & Services 3.2%
Akamai Technologies, Inc.* (a)	165,840	7,802,772
Google, Inc. "A"*	27,175	16,141,135
		23,943,907
IT Services 3.0%
Accenture PLC "A"	117,220	5,683,998
International Business Machines Corp.	61,160	8,975,841
VeriFone Systems, Inc.*	134,069	5,169,701
Visa, Inc. "A" (a)	37,490	2,638,546
		22,468,086
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	551,870	11,605,826
Software 9.4%
Adobe Systems, Inc.*	123,880	3,813,027
Check Point Software Technologies Ltd.* (a)	151,620	7,013,941
Concur Technologies, Inc.* (a)	187,410	9,732,201
Microsoft Corp.	664,300	18,547,256
Oracle Corp.	690,925	21,625,953
Solera Holdings, Inc. (a)	170,810	8,765,969
		69,498,347
Materials 6.3%
Chemicals 2.2%
Huntsman Corp. (a)	452,407	7,062,073
The Mosaic Co.	121,521	9,279,344
		16,341,417
Containers & Packaging 1.6%
Owens-Illinois, Inc.* (a)	380,480	11,680,736
Metals & Mining 2.5%
Freeport-McMoRan Copper & Gold, Inc. (a)	157,290	18,888,956
	Shares	Value ($)

Telecommunication Services 1.1%
Wireless Telecommunication Services
American Tower Corp. "A"*	160,070	8,266,015
Total Common Stocks (Cost $494,685,918)		739,394,154

Securities Lending Collateral 35.7%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $264,201,382)	264,201,382	264,201,382

Cash Equivalents 0.2%
Central Cash Management Fund, 0.19% (b) (Cost $1,727,407)	1,727,407	1,727,407
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $760,614,707)+	135.7	1,005,322,943
Other Assets and Liabilities, Net	(35.7)	(264,266,883)
Net Assets	100.0	741,056,060

* Non-income producing security.

+ The cost for federal income tax purposes was $763,567,179. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $241,755,764. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $250,498,317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,742,553.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $257,619,904, which is 34.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 739,394,154	$ —	$ —	$ 739,394,154
Short-Term Investments (d)	265,928,789	—	—	265,928,789
Total	$ 1,005,322,943	$ —	$ —	$ 1,005,322,943

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $494,685,918), including $257,619,904 of securities loaned	$ 739,394,154
Investment in Daily Assets Fund Institutional (cost $264,201,382)*	264,201,382
Investment in Central Cash Management Fund (cost $1,727,407)	1,727,407
Total investments, at value (cost $760,614,707)	1,005,322,943
Foreign currency, at value (cost $1,221)	1,344
Receivable for Fund shares sold	540,106
Interest receivable	10,846
Dividends receivable	242,213
Foreign taxes recoverable	21,609
Due from Advisor	242
Other assets	3,845
Total assets	1,006,143,148
Liabilities
Payable upon return of securities loaned	264,201,382
Payable for Fund shares redeemed	464,639
Accrued management fee	202,542
Accrued distribution service fee (Class B)	1,890
Other accrued expenses and payables	216,635
Total liabilities	265,087,088
Net assets, at value	$ 741,056,060
Net Assets Consist of
Undistributed net investment income	5,191,902
Net unrealized appreciation (depreciation) on: Investments	244,708,236
Foreign currency	4,323
Accumulated net realized gain (loss)	(166,155,788)
Paid-in capital	657,307,387
Net assets, at value	$ 741,056,060
Class A Net Asset Value, offering and redemption price per share ($728,888,149 ÷ 37,210,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.59
Class B Net Asset Value, offering and redemption price per share ($12,167,911 ÷ 623,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.51

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends	$ 8,829,123
Income distributions — Central Cash Management Fund	11,380
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	178,797
Total income	9,019,300
Expenses: Management fee	2,618,221
Administration fee	700,197
Services to shareholders	13,779
Record keeping fee (Class B)	10,220
Custodian fee	65,859
Distribution service fee (Class B)	29,332
Professional fees	54,954
Trustees' fees and expenses	21,391
Reports to shareholders	84,105
Other	34,298
Total expenses before expense reductions	3,632,356
Expense reductions	(53,321)
Total expenses after expense reductions	3,579,035
Net investment income (loss)	5,440,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	56,925,932
Foreign currency	13,620
56,939,552
Change in net unrealized appreciation (depreciation) on: Investments	46,075,809
Foreign currency	(12,815)
46,062,994
Net gain (loss)	103,002,546
Net increase (decrease) in net assets resulting from operations	$ 108,442,811

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 5,440,265	$ 6,299,270
Net realized gain (loss)	56,939,552	(29,080,095)
Change in net unrealized appreciation (depreciation)	46,062,994	184,141,634
Net increase (decrease) in net assets resulting from operations	108,442,811	161,360,809
Distributions to shareholders from: Net investment income: Class A	(6,317,623)	(7,997,037)
Class B	(67,783)	(116,634)
Total distributions	(6,385,406)	(8,113,671)
Fund share transactions: Class A Proceeds from shares sold	12,396,402	18,231,110
Net assets acquired in tax-free reorganization	—	66,828,943
Reinvestment of distributions	6,317,623	7,997,037
Cost of shares redeemed	(105,101,955)	(122,840,820)
Net increase (decrease) in net assets from Class A share transactions	(86,387,930)	(29,783,730)
Class B Proceeds from shares sold	1,077,251	1,745,917
Reinvestment of distributions	67,783	116,634
Cost of shares redeemed	(2,881,286)	(2,624,791)
Net increase (decrease) in net assets from Class B share transactions	(1,736,252)	(762,240)
Increase (decrease) in net assets	13,933,223	122,701,168
Net assets at beginning of period	727,122,837	604,421,669
Net assets at end of period (including undistributed net investment income of $5,191,902 and $6,123,423, respectively)	$ 741,056,060	$ 727,122,837
Other Information
Class A Shares outstanding at beginning of period	42,229,316	43,844,542
Shares sold	714,318	1,329,558
Shares issued in tax-free reorganization	—	5,009,687
Shares issued to shareholders in reinvestment of distributions	348,655	644,923
Shares redeemed	(6,082,122)	(8,599,394)
Net increase (decrease) in Class A shares	(5,019,149)	(1,615,226)
Shares outstanding at end of period	37,210,167	42,229,316
Class B Shares outstanding at beginning of period	725,636	777,803
Shares sold	62,186	124,580
Shares issued to shareholders in reinvestment of distributions	3,749	9,421
Shares redeemed	(167,840)	(186,168)
Net increase (decrease) in Class B shares	(101,905)	(52,167)
Shares outstanding at end of period	623,731	725,636

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 16.93	$ 13.55	$ 20.41	$18.24	$ 16.90
Income (loss) from investment operations: Net investment income (loss)[a]	.14[d]	.14	.16	.17[d]	.13[c]
Net realized and unrealized gain (loss)	2.68	3.43	(6.83)	2.12	1.31
Total from investment operations	2.82	3.57	(6.67)	2.29	1.44
Less distributions from: Net investment income	(.16)	(.19)	(.19)	(.12)	(.10)
Net asset value, end of period	$ 19.59	$ 16.93	$ 13.55	$ 20.41	$ 18.24
Total Return (%)[b]	16.71	26.87	(32.98)	12.59	8.53[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	729	715	594	1,058	1,131
Ratio of expenses before expense reductions (%)	.51	.51	.50	.53	.52
Ratio of expenses after expense reductions (%)	.51	.49	.49	.52	.49
Ratio of net investment income (loss) (%)	.78[d]	.98	.89	.86[d]	.73[c]
Portfolio turnover rate (%)	42	76	21	30	16

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 16.86	$ 13.49	$ 20.31	$ 18.15	$ 16.81
Income (loss) from investment operations: Net investment income (loss)[a]	.08[d]	.09	.10	.09[d]	.06[c]
Net realized and unrealized gain (loss)	2.67	3.43	(6.81)	2.12	1.31
Total from investment operations	2.75	3.52	(6.71)	2.21	1.37
Less distributions from: Net investment income	(.10)	(.15)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 19.51	$ 16.86	$ 13.49	$ 20.31	$ 18.15
Total Return (%)[b]	16.33	26.49	(33.20)	12.18	8.17[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	10	19	107
Ratio of expenses before expense reductions (%)	.85	.85	.85	.94	.91
Ratio of expenses after expense reductions (%)	.84	.82	.82	.90	.86
Ratio of net investment income (loss) (%)	.45[d]	.65	.56	.48[d]	.36[c]
Portfolio turnover rate (%)	42	76	21	30	16

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Performance Summary December 31, 2010

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.11% and 1.42% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P® Developed SmallCap Index

The S&P® Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,664	$9,391	$12,534	$16,457
	Average annual total return	26.64%	-2.07%	4.62%	5.11%
S&P Developed SmallCap Index	Growth of $10,000	$12,442	$9,759	$12,666	$21,720
	Average annual total return	24.42%	-.81%	4.84%	8.07%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,638	$9,301	$12,346	$16,015
	Average annual total return	26.38%	-2.39%	4.31%	4.82%
S&P Developed SmallCap Index	Growth of $10,000	$12,442	$9,759	$12,666	$21,720
	Average annual total return	24.42%	-.81%	4.84%	8.07%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Global Opportunities VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,310.10	$ 1,308.80
Expenses Paid per $1,000*	$ 6.00	$ 7.39
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.01	$ 1,018.80
Expenses Paid per $1,000*	$ 5.24	$ 6.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.03%	1.27%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Global Opportunities VIP

DWS Global Opportunities VIP returned 26.64% in 2010 (Class A shares, unadjusted for contract charges), outperforming the 24.42% return of its benchmark, the S&P® Developed SmallCap Index. (Past performance is no guarantee of future results.)

Our stock selection process was most effective in the information technology sector. Notable individual winners were ARM Holdings PLC, which licenses semiconductor designs to the makers of smartphones and other mobile devices, and two Chinese IT outsourcing companies, VanceInfo Technologies, Inc. and HiSoft Technology International.* Our stock picks also outperformed in the consumer staples sector, thanks in part to our investments in Diamond Foods, Inc. and SunOpta, Inc., and in financials, where our top holding was the Swiss private equity firm Partners Group Holding AG. On the negative side, we lost some ground through our underweight in materials and our stock selection in the industrials, energy and materials sectors.

On a sector basis, our bottom-up approach led us to maintain overweight positions in information technology, health care and energy, and underweights in financials, materials and utilities. Our largest sector shift during the year was to increase the Fund's weightings in the technology and consumer sectors, both of which stand to benefit in a continuing environment of global economic recovery. We funded this increase by reducing the extent of our overweight in energy and industrials.

In terms of geographical weightings, our search for "cheap growth" prompted us to keep an underweight in North America in favor of overweights in Europe and Asia. We believe that during the period, the overseas markets were a better source of growth, in the case of non-Japan Asia, and valuation, in the case of Europe and Japan.

Joseph Axtell, CFA

Portfolio Manager

The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	97%
Cash Equivalents	1%	2%
Participatory Notes	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

United States	40%	40%
Continental Europe	21%	27%
Pacific Basin	15%	13%
United Kingdom	9%	7%
Japan	8%	8%
Australia	2%	1%
Canada	2%	2%
Latin America	1%	1%
Africa	—	—
Other	2%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Industrials	22%	18%
Consumer Discretionary	18%	16%
Information Technology	15%	16%
Health Care	14%	16%
Financials	12%	12%
Energy	8%	10%
Materials	6%	6%
Consumer Staples	5%	5%
Utilities	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 52 .

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 99.2%
Australia 2.2%
Austal Ltd.	317,365	1,132,857
Lynas Corp., Ltd.*	1,164,743	2,454,077
(Cost $1,390,842)		3,586,934
Bermuda 0.7%
Lazard Ltd. "A" (Cost $666,344)	27,300	1,078,077
Brazil 1.5%
Diagnosticos da America SA	82,396	1,116,066
Fleury SA	81,302	1,305,308
(Cost $1,328,722)		2,421,374
Canada 1.8%
SunOpta, Inc.*	234,000	1,829,880
Thompson Creek Metals Co., Inc.*	68,800	1,012,736
(Cost $2,766,815)		2,842,616
Channel Islands 1.2%
Charter International PLC	70,502	928,271
Randgold Resources Ltd. (ADR) (a)	11,800	971,494
(Cost $1,610,895)		1,899,765
China 2.3%
Charm Communications, Inc. (ADR)*	34,536	340,525
Mecox Lane Ltd. (ADR)*	49,544	367,121
Minth Group Ltd.	1,105,800	1,815,306
VanceInfo Technologies, Inc. (ADR)*	34,175	1,180,404
(Cost $1,665,607)		3,703,356
Cyprus 0.5%
ProSafe SE (b) (Cost $681,555)	104,343	830,309
France 1.9%
Flamel Technologies SA (ADR)*	169,600	1,160,064
JC Decaux SA*	45,071	1,386,758
Meetic	19,827	430,541
(Cost $3,646,705)		2,977,363
Germany 5.2%
Fresenius Medical Care AG & Co. KGaA	72,504	4,189,568
M.A.X. Automation AG	261,915	1,211,297
Rational AG	7,284	1,607,928
United Internet AG (Registered)	78,543	1,276,509
(Cost $2,694,731)		8,285,302
Gibraltar 0.4%
PartyGaming PLC* (Cost $887,555)	214,906	688,548
Greece 0.2%
Hellenic Exchanges SA (Cost $712,162)	49,139	321,756
Hong Kong 6.6%
Dah Sing Banking Group Ltd.	555,740	946,634
EVA Precision Industrial Holdings Ltd. (c)	2,625,521	2,563,774
K Wah International Holdings Ltd.	2,552,501	955,612
Kingboard Chemical Holdings Ltd.	290,640	1,740,594
Midland Holdings Ltd.	1,049,268	861,251
REXLot Holdings Ltd. (c)	14,450,000	1,524,419
Shui On Construction & Materials Ltd.	658,000	761,888
	Shares	Value ($)

Wing Hang Bank Ltd.	84,572	1,169,654
(Cost $5,527,070)		10,523,826
India 0.3%
Magma Fincorp Ltd. (Cost $467,151)	307,555	493,505
Ireland 3.9%
C&C Group PLC (d)	149,879	677,959
C&C Group PLC (d)	185,737	839,662
ICON PLC (ADR)*	44,900	983,310
Norkom Group PLC*	292,633	586,568
Paddy Power PLC	39,555	1,622,720
Ryanair Holdings PLC (d)	2,200	11,024
Ryanair Holdings PLC (d)	312,536	1,574,510
(Cost $4,121,744)		6,295,753
Italy 0.5%
Prysmian SpA (Cost $837,686)	46,571	793,091
Japan 8.0%
Digital Garage, Inc.*	647	1,604,463
Hajime Construction Co., Ltd.	24,859	853,268
Internet Initiative Japan, Inc.	398	1,129,886
Kenedix, Inc.*	3,738	1,136,685
M3, Inc.	147	738,373
MISUMI Group, Inc.	60,600	1,508,650
Nidec Corp.	14,811	1,493,463
Nippon Seiki Co., Ltd.	95,000	1,138,333
Nitori Holdings Co., Ltd.	11,600	1,014,358
Universal Entertainment Corp.*	77,200	2,254,833
(Cost $8,219,088)		12,872,312
Korea 0.8%
S&T Dynamics Co., Ltd.* (Cost $741,138)	60,890	1,225,193
Luxembourg 0.5%
L'Occitane International SA* (Cost $590,029)	300,750	831,891
Netherlands 4.3%
Brunel International NV	23,026	907,397
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	48,500	1,595,650
Koninklijke Vopak NV	32,153	1,518,850
QIAGEN NV*	62,600	1,224,420
SBM Offshore NV	74,639	1,672,143
(Cost $3,760,925)		6,918,460
Philippines 0.4%
Cebu Air, Inc.* (Cost $792,490)	258,830	669,968
Singapore 2.4%
Amtek Engineering Ltd.*	1,907,000	1,604,831
UOB-Kay Hian Holdings Ltd.	587,000	809,592
Venture Corp., Ltd.	198,773	1,434,245
(Cost $3,252,407)		3,848,668
South Africa 0.5%
Northam Platinum Ltd. (Cost $734,867)	108,524	746,283
	Shares	Value ($)

Spain 0.9%
Tecnicas Reunidas SA	14,090	897,087
Telvent GIT SA (NY registered shares)*	18,992	501,769
(Cost $1,342,398)		1,398,856
Switzerland 1.1%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)	5,140	168,200
Partners Group Holding AG	8,682	1,647,715
(Cost $748,707)		1,815,915
Taiwan 1.0%
E Ink Holdings, Inc.* (Cost $1,496,706)	754,050	1,528,453
Thailand 0.7%
Kiatnakin Bank PCL (Cost $769,666)	913,600	1,181,967
United Arab Emirates 0.7%
Lamprell PLC (Cost $670,976)	220,696	1,106,240
United Kingdom 8.6%
Aegis Group PLC	277,722	608,360
ARM Holdings PLC	289,717	1,912,036
Ashmore Group PLC	317,788	1,660,297
Babcock International Group PLC	180,919	1,610,623
Burberry Group PLC	51,674	905,549
Domino's Pizza UK & IRL PLC	126,845	1,090,668
ICAP PLC	98,470	821,356
John Wood Group PLC	122,820	1,070,421
Michael Page International PLC	190,557	1,648,890
Rotork PLC	46,454	1,323,954
Serco Group PLC	120,037	1,039,616
(Cost $8,099,191)		13,691,770
United States 40.1%
Accuray, Inc.*	125,840	849,420
Advance Auto Parts, Inc.	18,150	1,200,623
Aecom Technology Corp.*	48,468	1,355,650
Aeropostale, Inc.*	54,050	1,331,792
Affiliated Managers Group, Inc.*	10,000	992,200
Alpha Natural Resources, Inc.*	25,400	1,524,762
Altra Holdings, Inc.*	27,455	545,256
BE Aerospace, Inc.*	42,000	1,555,260
BorgWarner, Inc.*	23,700	1,714,932
Cameron International Corp.*	19,200	974,016
Cardtronics, Inc.*	72,000	1,274,400
Central European Distribution Corp.* (e)	31,300	716,770
Cliffs Natural Resources, Inc.	17,700	1,380,777
Complete Production Services, Inc.*	40,807	1,205,846
Deckers Outdoor Corp.*	29,992	2,391,562
Diamond Foods, Inc.	35,100	1,866,618
Dresser-Rand Group, Inc.*	27,800	1,184,002
EnerNOC, Inc.*	27,700	662,307
ExamWorks Group, Inc.*	27,150	501,732
FleetCor Technologies, Inc.*	8,745	270,395
FSI International, Inc.*	193,500	855,270
FTI Consulting, Inc.*	38,850	1,448,328
	Shares	Value ($)

Green Mountain Coffee Roasters, Inc.*	39,564	1,300,073
Guess?, Inc.	30,700	1,452,724
Harris Corp.	23,500	1,064,550
hhgregg, Inc.*	46,900	982,555
Huntington Bancshares, Inc.	117,453	806,902
iGATE Corp.	53,535	1,055,175
Itron, Inc.*	26,900	1,491,605
Jarden Corp.	23,400	722,358
Jefferies Group, Inc.	56,400	1,501,932
Joy Global, Inc.	22,075	1,915,006
Lam Research Corp.*	20,300	1,051,134
Life Technologies Corp.*	30,200	1,676,100
Metabolix, Inc.*	45,800	557,386
NIC, Inc.	94,372	916,352
Northern Oil & Gas, Inc.*	52,400	1,425,804
NxStage Medical, Inc.*	92,419	2,299,385
Onyx Pharmaceuticals, Inc.*	22,453	827,842
Prosperity Bancshares, Inc.	25,700	1,009,496
Questcor Pharmaceuticals, Inc.*	115,704	1,704,320
Rovi Corp.*	23,300	1,444,833
Schweitzer-Mauduit International, Inc.	24,006	1,510,458
Stericycle, Inc.*	17,600	1,424,192
STR Holdings, Inc.*	39,764	795,280
SXC Health Solutions Corp.*	24,000	1,028,640
Sycamore Networks, Inc.	30,900	636,231
Thoratec Corp.*	57,200	1,619,904
TiVo, Inc.*	72,127	622,456
Ultra Petroleum Corp.*	29,400	1,404,438
Urban Outfitters, Inc.*	42,100	1,507,601
VIVUS, Inc.*	80,000	749,600
Waddell & Reed Financial, Inc. "A"	26,800	945,772
Zions Bancorp.	34,576	837,778
(Cost $40,370,092)		64,089,800
Total Common Stocks (Cost $100,594,264)		158,667,351

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd. Expiration Date 10/31/2012* (Cost $0)	39,014	41,409

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (f) (Cost $1,403,436)	1,403,436	1,403,436
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,997,700)+	100.1	160,112,196
Other Assets and Liabilities, Net	(0.1)	(94,890)
Net Assets	100.0	160,017,306

* Non-income producing security.

+ The cost for federal income tax purposes was $104,651,714. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $55,460,482. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,843,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,383,450.

(a) Security is listed in country of domicile. Significant business activities of the company are in Africa.

(b) Security is listed in country of domicile. Significant business activities of the company are in Norway.

(c) Security is listed in country of domicile. Significant business activities of the company are in China.

(d) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(e) Security is listed in country of domicile. Significant business activities of the company are in Poland.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$ —	$ 3,586,934	$ —	$ 3,586,934
Bermuda	1,078,077	—	—	1,078,077
Brazil	2,421,374	—	—	2,421,374
Canada	2,842,616	—	—	2,842,616
Channel Islands	971,494	928,271	—	1,899,765
China	1,888,050	1,815,306	—	3,703,356
Cyprus	—	830,309	—	830,309
France	1,160,064	1,817,299	—	2,977,363
Germany	—	8,285,302	—	8,285,302
Gibraltar	—	688,548	—	688,548
Greece	—	321,756	—	321,756
Hong Kong	—	10,565,235	—	10,565,235
India	—	493,505	—	493,505
Ireland	983,310	5,312,443	—	6,295,753
Italy	—	793,091	—	793,091
Japan	—	12,872,312	—	12,872,312
Korea	—	1,225,193	—	1,225,193
Luxembourg	—	831,891	—	831,891
Netherlands	1,595,650	5,322,810	—	6,918,460
Philippines	—	669,968	—	669,968
Singapore	—	3,848,668	—	3,848,668
South Africa	—	746,283	—	746,283
Spain	501,769	897,087	—	1,398,856
Switzerland	—	1,815,915	—	1,815,915
Taiwan	—	1,528,453	—	1,528,453
Thailand	—	1,181,967	—	1,181,967
United Arab Emirates	—	1,106,240	—	1,106,240
United Kingdom	—	13,691,770	—	13,691,770
United States	64,089,800	—	—	64,089,800
Short-Term Investments (g)	1,403,436	—	—	1,403,436
Total	$ 78,935,640	$ 81,176,556	$ —	$ 160,112,196

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $100,594,264)	$ 158,708,760
Investment in Central Cash Management Fund (cost $1,403,436)	1,403,436
Total investments, at value (cost $101,997,700)	160,112,196
Foreign currency, at value (cost $124,556)	125,904
Receivable for investments sold	45,967
Receivable for Fund shares sold	3,742
Interest receivable	332
Dividends receivable	33,773
Foreign taxes recoverable	36,680
Due from Advisor	46
Other assets	811
Total assets	160,359,451
Liabilities
Payable for Fund shares redeemed	155,006
Accrued management fee	102,954
Accrued distribution service fee (Class B)	480
Deferred foreign taxes	664
Other accrued expenses and payables	83,041
Total liabilities	342,145
Net assets, at value	$ 160,017,306
Net Assets Consist of
Undistributed net investment income	768,378
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $644)	58,113,832
Foreign currency	6,670
Accumulated net realized gain (loss)	(10,334,679)
Paid-in capital	111,463,105
Net assets, at value	$ 160,017,306
Class A Net Asset Value, offering and redemption price per share ($157,718,776 ÷ 11,043,518 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.28
Class B Net Asset Value, offering and redemption price per share ($2,298,530 ÷ 163,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $106,757)	$ 2,011,038
Income distributions — Central Cash Management Fund	6,384
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,877
Total income	2,096,299
Expenses: Management fee	1,278,032
Administration fee	143,599
Services to shareholders	5,559
Custodian fee	43,249
Distribution service fee (Class B)	8,866
Professional fees	57,944
Trustees' fees and expenses	7,645
Reports to shareholders	31,043
Other	35,596
Total expenses before expense reductions	1,611,533
Expense reductions	(104,862)
Total expenses after expense reductions	1,506,671
Net investment income (loss)	589,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	13,483,540
Foreign currency	(73,263)
Payments by affiliates (see Note H)	36
13,410,313
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $644)	20,279,521
Foreign currency	5,402
20,284,923
Net gain (loss)	33,695,236
Net increase (decrease) in net assets resulting from operations	$ 34,284,864

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 589,628	$ 582,620
Net realized gain (loss)	13,410,313	(7,267,367)
Change in net unrealized appreciation (depreciation)	20,284,923	55,600,054
Net increase (decrease) in net assets resulting from operations	34,284,864	48,915,307
Distributions to shareholders from: Net investment income: Class A	(567,314)	(2,053,958)
Class B	(5,306)	(80,052)
Total distributions	(572,620)	(2,134,010)
Fund share transactions: Class A Proceeds from shares sold	13,029,724	8,747,386
Reinvestment of distributions	567,314	2,053,958
Cost of shares redeemed	(27,999,087)	(33,699,813)
Net increase (decrease) in net assets from Class A share transactions	(14,402,049)	(22,898,469)
Class B Proceeds from shares sold	260,167	692,203
Reinvestment of distributions	5,306	80,052
Cost of shares redeemed	(5,280,324)	(1,476,946)
Net increase (decrease) in net assets from Class B share transactions	(5,014,851)	(704,691)
Increase (decrease) in net assets	14,295,344	23,178,137
Net assets at beginning of period	145,721,962	122,543,825
Net assets at end of period (including undistributed net investment income of $768,378 and $165,912, respectively)	$ 160,017,306	$ 145,721,962
Other Information
Class A Shares outstanding at beginning of period	12,301,988	15,069,861
Shares sold	1,052,936	905,526
Shares issued to shareholders in reinvestment of distributions	46,236	264,685
Shares redeemed	(2,357,642)	(3,938,084)
Net increase (decrease) in Class A shares	(1,258,470)	(2,767,873)
Shares outstanding at end of period	11,043,518	12,301,988
Class B Shares outstanding at beginning of period	586,186	669,567
Shares sold	22,014	75,308
Shares issued to shareholders in reinvestment of distributions	439	10,492
Shares redeemed	(444,867)	(169,181)
Net increase (decrease) in Class B shares	(422,414)	(83,381)
Shares outstanding at end of period	163,772	586,186

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 7.79	$ 18.28	$ 18.15	$ 15.00
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.04	.20[d]	.08[d]	.03[c]
Net realized and unrealized gain (loss)	2.96	3.64	(8.18)	1.61	3.28
Total from investment operations	3.01	3.68	(7.98)	1.69	3.31
Less distributions from: Net investment income	(.05)	(.15)	(.04)	(.23)	(.16)
Net realized gains	—	—	(2.47)	(1.33)	—
Total distributions	(.05)	(.15)	(2.51)	(1.56)	(.16)
Net asset value, end of period	$ 14.28	$ 11.32	$ 7.79	$ 18.28	$ 18.15
Total Return (%)	26.64[b]	48.20[b]	(49.96)[b]	9.33[b]	22.08[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	139	117	310	331
Ratio of expenses before expense reductions (%)	1.12	1.11	1.11	1.14	1.12
Ratio of expenses after expense reductions (%)	1.04	.99	.99	1.12	1.12
Ratio of net investment income (loss) (%)	.42	.47	1.53[d]	.45[d]	.16[c]
Portfolio turnover rate (%)	39	53	21	19	28

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 7.65	$ 18.03	$ 17.93	$ 14.84
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.02	.16[e]	.01[e]	(.00)[b,d]
Net realized and unrealized gain (loss)	2.90	3.57	(8.07)	1.61	3.24
Total from investment operations	2.93	3.59	(7.91)	1.62	3.24
Less distributions from: Net investment income	(.01)	(.13)	—	(.19)	(.15)
Net realized gains	—	—	(2.47)	(1.33)	—
Total distributions	(.01)	(.13)	(2.47)	(1.52)	(.15)
Net asset value, end of period	$ 14.03	$ 11.11	$ 7.65	$ 18.03	$ 17.93
Total Return (%)[c]	26.38	47.66	(50.16)	8.92	21.88[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	7	5	12	37
Ratio of expenses before expense reductions (%)	1.34	1.42	1.42	1.53	1.51
Ratio of expenses after expense reductions (%)	1.26	1.30	1.30	1.50	1.31
Ratio of net investment income (loss) (%)	.20	.16	1.21[e]	.07[e]	(.03)[d]
Portfolio turnover rate (%)	39	53	21	19	28

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Performance Summary December 31, 2010

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.96% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,162	$7,027	$10,138	$9,896
	Average annual total return	1.62%	-11.10%	.27%	-.10%
MSCI EAFE® Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,133	$6,969	$9,988	$9,646
	Average annual total return	1.33%	-11.34%	-.02%	-.36%
MSCI EAFE® Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS International VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,208.80	$ 1,207.00
Expenses Paid per $1,000*	$ 5.51	$ 7.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.21	$ 1,018.80
Expenses Paid per $1,000*	$ 5.04	$ 6.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.99%	1.27%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS International VIP

International equities produced a modest gain in 2010 based on the 7.75% return of the the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. While positive, this return lagged the 15.06% gain of the US market — as gauged by the Standard & Poor's 500® (S&P 500) Index — by a substantial margin. The relative performance of the foreign stocks was dampened by the progression of the European sovereign debt crisis and concerns about the impact of the rising yen on Japan's already sluggish economy.

The Class A shares of DWS International VIP returned 1.62% (unadjusted for contract charges) and underperformed the benchmark in 2010, a time in which investors were focused largely on top-down macroeconomic factors rather than company-specific fundamentals. (Past performance is no guarantee of future results.) For example, higher-quality large-cap companies with strong balance sheets and large cash reserves — in other words, the types of companies in which we invest — underperformed during the year. While there will often be times when higher-quality stocks lag the broader indices, we believe that focusing on stocks with the strongest fundamentals is the most effective way to achieve longer-term outperformance.

In terms of specific drivers of the Fund's performance, the most important sources of our shortfall in 2010 were our overweight in energy — which lagged the broader market — and our ineffective stock selection in the materials, industrials and health care sectors.1 We offset these negatives, to some extent, through our stronger results in information technology and financials.

With regard to portfolio activity, we began to take selective positions in the emerging markets in order to capitalize on the many attractive growth opportunities that the asset class has to offer. We also reduced the deviations in the Fund's country, sector and currency weightings versus the benchmark in an effort to dampen the volatility of our relative performance.

Nikolaus Poehlmann, CFA

Lead Portfolio Manager

Udo Rosendahl (until 2/1/2011)
Mark Schumann
Andreas Wendelken

Portfolio Managers

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	96%	93%
Preferred Stocks	4%	—
Cash Equivalents	—	4%
Exchange-Traded Funds	—	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Continental Europe	41%	63%
Japan	20%	18%
United Kingdom	15%	9%
Pacific Basin	11%	6%
Australia	8%	4%
Latin America	4%	—
Africa	1%	—
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Fund, Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Financials	19%	24%
Industrials	16%	13%
Consumer Staples	15%	5%
Materials	11%	15%
Energy	10%	13%
Consumer Discretionary	9%	9%
Telecommunication Services	6%	5%
Health Care	6%	8%
Information Technology	6%	3%
Utilities	2%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 65 .

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS International VIP

	Shares	Value ($)

Common Stocks 95.8%
Australia 8.2%
Australia & New Zealand Banking Group Ltd.	134,879	3,221,232
BHP Billiton Ltd.	132,607	6,137,279
National Australia Bank Ltd.	125,310	3,037,560
Newcrest Mining Ltd.	27,592	1,141,261
Wesfarmers Ltd.	73,691	2,411,878
Woodside Petroleum Ltd.	66,708	2,903,825
Woolworths Ltd.	168,602	4,650,873
(Cost $20,902,062)		23,503,908
Brazil 0.7%
Banco Santander Brasil SA (Units) (Cost $2,163,676)	146,403	1,991,785
China 1.5%
China Construction Bank Corp. "H"	1,490,354	1,342,178
China National Building Material Co., Ltd. "H"	630,603	1,444,104
Industrial & Commercial Bank of China Ltd. "H"	2,018,366	1,498,298
(Cost $4,673,081)		4,284,580
Denmark 2.4%
A P Moller-Maersk AS "B"	382	3,460,127
Carlsberg AS "B"	13,939	1,394,963
Novo Nordisk AS "B"	19,428	2,186,717
(Cost $5,428,284)		7,041,807
Finland 0.8%
Fortum Oyj	41,036	1,244,938
Sampo Oyj "A"	43,826	1,174,867
(Cost $2,272,480)		2,419,805
France 9.1%
Air Liquide SA	9,723	1,229,643
BNP Paribas	33,347	2,121,578
Compagnie Generale de Geophysique-Veritas*	53,340	1,623,362
GDF Suez	65,458	2,348,610
LVMH Moet Hennessy Louis Vuitton SA	10,066	1,655,842
PPR	9,451	1,502,895
Sanofi-Aventis	46,220	2,955,397
Schneider Electric SA	21,374	3,198,952
Societe Generale	36,567	1,965,330
Technip SA	16,316	1,506,592
Total SA	77,220	4,091,447
Vivendi	79,766	2,153,144
(Cost $24,846,422)		26,352,792
Germany 7.9%
Allianz SE (Registered)	14,554	1,729,449
BASF SE	50,896	4,060,262
Bayerische Motoren Werke (BMW) AG	15,111	1,187,558
Daimler AG (Registered)*	42,381	2,871,983
Deutsche Lufthansa AG (Registered)*	63,783	1,393,977
Linde AG	9,699	1,472,189
MAN SE	10,828	1,287,406
	Shares	Value ($)

Metro AG	22,831	1,643,779
SAP AG	30,010	1,528,114
Siemens AG (Registered)	37,691	4,666,325
ThyssenKrupp AG	21,008	870,359
(Cost $18,982,348)		22,711,401
Hong Kong 3.3%
AIA Group Ltd.*	496,827	1,396,623
BOC Hong Kong (Holdings) Ltd.	467,321	1,599,261
Hong Kong Exchanges & Clearing Ltd.	174,798	3,964,709
Hongkong Electric Holdings Ltd.	406,705	2,563,882
(Cost $9,148,344)		9,524,475
India 1.6%
Infosys Technologies Ltd.	21,645	1,662,814
ITC Ltd.	389,302	1,523,602
Larsen & Toubro Ltd.	32,378	1,432,264
(Cost $4,498,515)		4,618,680
Italy 1.9%
Saipem SpA	70,516	3,474,261
UniCredit SpA	1,013,511	2,096,056
(Cost $3,738,049)		5,570,317
Japan 19.9%
Canon, Inc.	132,065	6,770,269
FANUC Corp.	34,788	5,336,695
Honda Motor Co., Ltd.	84,499	3,339,707
Kao Corp.	118,076	3,179,866
Komatsu Ltd.	98,212	2,968,853
Kubota Corp.	156,905	1,484,630
Mitsubishi Corp.	130,157	3,519,787
Mitsubishi Heavy Industries Ltd.	769,511	2,888,812
Mitsui O.S.K Lines Ltd.	499,397	3,404,211
NTT DoCoMo, Inc.	2,696	4,707,325
Panasonic Corp.	209,682	2,959,905
Seven & I Holdings Co., Ltd.	156,982	4,192,889
Shin-Etsu Chemical Co., Ltd.	78,197	4,233,348
Sumitomo Mitsui Financial Group, Inc.	104,975	3,736,585
Takeda Pharmaceutical Co., Ltd.	61,442	3,021,859
Toshiba Corp.	313,447	1,706,141
(Cost $48,388,296)		57,450,882
Mexico 0.7%
America Movil SAB de CV Series L (Cost $2,036,853)	734,889	2,106,483
Netherlands 5.9%
ING Groep NV (CVA)*	244,598	2,379,514
Koninklijke (Royal) KPN NV	106,256	1,550,529
Koninklijke Philips Electronics NV	60,208	1,844,050
Royal Dutch Shell PLC "A"	270,903	9,032,268
Unilever NV (CVA)	69,385	2,160,357
(Cost $15,691,874)		16,966,718
Norway 0.9%
DnB NOR ASA (Cost $2,187,993)	190,147	2,668,569
Russia 1.2%
Sberbank of Russia (Cost $1,376,791)	979,941	3,338,686
	Shares	Value ($)

Singapore 2.6%
Keppel Corp., Ltd.	377,584	3,330,542
Oversea-Chinese Banking Corp., Ltd.	366,991	2,825,317
Singapore Airlines Ltd.	117,806	1,424,669
(Cost $6,774,240)		7,580,528
South Africa 0.6%
Remgro Ltd. (Cost $1,537,047)	97,815	1,677,147
Spain 1.3%
Telefonica SA (Cost $3,881,026)	164,233	3,729,899
Sweden 2.6%
Atlas Copco AB "A"	62,478	1,577,731
Hennes & Mauritz AB "B"	32,583	1,085,641
Swedbank AB "A"*	114,409	1,595,317
TeliaSonera AB	81,801	648,542
Volvo AB "B"*	150,083	2,674,895
(Cost $6,416,955)		7,582,126
Switzerland 6.4%
Compagnie Financiere Richemont SA "A"	53,823	3,166,467
Givaudan SA (Registered)	1,445	1,560,225
Nestle SA (Registered)	148,448	8,695,716
Novartis AG (Registered)	23,786	1,399,677
Xstrata PLC	150,227	3,526,164
(Cost $11,917,651)		18,348,249
Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $2,147,196)	1,051,788	2,561,245
United Kingdom 15.4%
AMEC PLC	103,492	1,855,574
AstraZeneca PLC	59,327	2,702,753
British American Tobacco PLC	106,006	4,071,522
Diageo PLC	261,723	4,835,418
GlaxoSmithKline PLC	232,345	4,491,886
HSBC Holdings PLC	627,409	6,369,014
Johnson Matthey PLC	23,673	752,196
Legal & General Group PLC	1,460,870	2,203,618
Lloyds Banking Group PLC*	1,046,822	1,072,289
Reckitt Benckiser Group PLC	43,011	2,363,809
Rio Tinto PLC	38,762	2,711,363
	Shares	Value ($)

Tesco PLC	218,671	1,448,952
Vodafone Group PLC	2,349,805	6,074,214
WPP PLC	282,863	3,481,787
(Cost $40,608,564)		44,434,395
Total Common Stocks (Cost $239,617,747)		276,464,477

Preferred Stocks 3.8%
Brazil 2.2%
Itau Unibanco Holding SA	60,990	1,463,372
Petroleo Brasileiro SA	94,650	1,598,269
Ultrapar Participacoes SA	24,793	1,585,280
Vale SA "A"	53,943	1,576,263
(Cost $6,016,853)		6,223,184
Germany 0.8%
Volkswagen AG (Cost $2,418,936)	14,410	2,335,096
Korea 0.8%
Samsung Electronics Co., Ltd. (Cost $2,171,594)	4,200	2,401,055
Total Preferred Stocks (Cost $10,607,383)		10,959,335

Participatory Note 0.5%
Indonesia
PT Astra International Tbk (issuer Merrill Lynch International & Co.), Expiration Date 10/13/2015* (Cost $1,487,467)	228,174	1,381,453

Cash Equivalents 0.0%
Central Cash Management Fund, 0.19% (a) (Cost $13,356)	13,356	13,356
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,725,953)+	100.1	288,818,621
Other Assets and Liabilities, Net	(0.1)	(159,838)
Net Assets	100.0	288,658,783

* Non-income producing security.

+ The cost for federal income tax purposes was $252,899,809. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $35,918,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,745,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,827,037.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Australia	$ —	$ 23,503,908	$ —	$ 23,503,908
Brazil	8,214,969	—	—	8,214,969
China	—	4,284,580	—	4,284,580
Denmark	—	7,041,807	—	7,041,807
Finland	—	2,419,805	—	2,419,805
France	—	26,352,792	—	26,352,792
Germany	—	25,046,497	—	25,046,497
Hong Kong	—	9,524,475	—	9,524,475
India	—	4,618,680	—	4,618,680
Italy	—	5,570,317	—	5,570,317
Japan	—	57,450,882	—	57,450,882
Korea	—	2,401,055	—	2,401,055
Mexico	2,106,483	—	—	2,106,483
Netherlands	—	16,966,718	—	16,966,718
Norway	—	2,668,569	—	2,668,569
Russia	—	3,338,686	—	3,338,686
Singapore	—	7,580,528	—	7,580,528
South Africa	—	1,677,147	—	1,677,147
Spain	—	3,729,899	—	3,729,899
Sweden	—	7,582,126	—	7,582,126
Switzerland	—	18,348,249	—	18,348,249
Taiwan	—	2,561,245	—	2,561,245
United Kingdom	—	44,434,395	—	44,434,395
Participatory Note (b)	—	1,381,453	—	1,381,453
Short-Term Investments (b)	13,356	—	—	13,356
Total	$ 10,334,808	$ 278,483,813	$ —	$ 288,818,621

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $251,712,597)	$ 288,805,265
Investment in Central Cash Management Fund (cost $13,356)	13,356
Total investments, at value (cost $251,725,953)	288,818,621
Foreign currency, at value (cost $862,831)	868,757
Receivable for Fund shares sold	75,593
Interest receivable	133
Dividends receivable	391,955
Foreign taxes recoverable	214,116
Other assets	1,690
Total assets	290,370,865
Liabilities
Line of credit loan payable	650,000
Cash overdraft	500,000
Payable for Fund shares redeemed	260,006
Accrued management fee	177,572
Accrued distribution service fee (Class B)	78
Other accrued expenses and payables	124,426
Total liabilities	1,712,082
Net assets, at value	$ 288,658,783
Net Assets Consist of
Undistributed net investment income	4,383,767
Net unrealized appreciation (depreciation) on: Investments	37,092,668
Foreign currency	27,534
Accumulated net realized gain (loss)	(151,238,256)
Paid-in capital	398,393,070
Net assets, at value	$ 288,658,783
Class A Net Asset Value, offering and redemption price per share ($288,292,676 ÷ 35,091,522 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.22
Class B Net Asset Value, offering and redemption price per share ($366,107 ÷ 44,527 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $993,419)	$ 7,803,741
Interest	230
Income distributions — Central Cash Management Fund	25,298
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	320,474
Total income	8,149,743
Expenses: Management fee	2,410,956
Administration fee	305,184
Services to shareholders	17,714
Custodian fee	89,837
Distribution service fee (Class B)	993
Professional fees	64,456
Trustees' fees and expenses	13,197
Reports to shareholders	77,372
Other	43,906
Total expenses before expense reductions	3,023,615
Expense reductions	(12,878)
Total expenses after expense reductions	3,010,737
Net investment income (loss)	5,139,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	33,117,429
Foreign currency	(1,084,039)
32,033,390
Change in net unrealized appreciation (depreciation) on: Investments	(35,517,787)
Foreign currency	33,833
(35,483,954)
Net gain (loss)	(3,450,564)
Net increase (decrease) in net assets resulting from operations	$ 1,688,442

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 5,139,006	$ 5,093,925
Net realized gain (loss)	32,033,390	(62,986,953)
Change in net unrealized appreciation (depreciation)	(35,483,954)	145,310,993
Net increase (decrease) in net assets resulting from operations	1,688,442	87,417,965
Distributions to shareholders from: Net investment income: Class A	(6,697,099)	(13,459,468)
Class B	(8,035)	(17,118)
Total distributions	(6,705,134)	(13,476,586)
Fund share transactions: Class A Proceeds from shares sold	11,044,552	14,392,350
Reinvestment of distributions	6,697,099	13,459,468
Cost of shares redeemed	(68,414,073)	(55,084,882)
Net increase (decrease) in net assets from Class A share transactions	(50,672,422)	(27,233,064)
Class B Proceeds from shares sold	28,325	18,639
Reinvestment of distributions	8,035	17,118
Cost of shares redeemed	(124,745)	(67,424)
Net increase (decrease) in net assets from Class B share transactions	(88,385)	(31,667)
Increase (decrease) in net assets	(55,777,499)	46,676,648
Net assets at beginning of period	344,436,282	297,759,634
Net assets at end of period (including undistributed net investment income of $4,383,767 and $4,263,585, respectively)	$ 288,658,783	$ 344,436,282
Other Information
Class A Shares outstanding at beginning of period	41,648,336	45,605,566
Shares sold	1,324,213	2,028,682
Shares issued to shareholders in reinvestment of distributions	845,593	2,308,657
Shares redeemed	(8,726,620)	(8,294,569)
Net increase (decrease) in Class A shares	(6,556,814)	(3,957,230)
Shares outstanding at end of period	35,091,522	41,648,336
Class B Shares outstanding at beginning of period	56,405	60,497
Shares sold	3,694	2,856
Shares issued to shareholders in reinvestment of distributions	1,012	2,931
Shares redeemed	(16,584)	(9,879)
Net increase (decrease) in Class B shares	(11,878)	(4,092)
Shares outstanding at end of period	44,527	56,405

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 6.52	$ 15.01	$ 13.42	$ 10.85
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.12	.29[c]	.21[c]	.28[c]
Net realized and unrealized gain (loss)	(.00)*	1.93	(6.46)	1.73	2.51
Total from investment operations	.13	2.05	(6.17)	1.94	2.79
Less distributions from: Net investment income	(.17)	(.31)	(.17)	(.35)	(.22)
Net realized gains	—	—	(2.15)	—	—
Total distributions	(.17)	(.31)	(2.32)	(.35)	(.22)
Net asset value, end of period	$ 8.22	$ 8.26	$ 6.52	$ 15.01	$ 13.42
Total Return (%)	1.62[b]	33.52	(48.21)[b,d]	14.59	25.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	344	297	702	702
Ratio of expenses before expense reductions (%)	.99	.94	1.01	.98	.98
Ratio of expenses after expense reductions (%)	.99	.94	.97	.98	.98
Ratio of net investment income (loss) (%)	1.68	1.69	2.74[c]	1.48[c]	2.32[c]
Portfolio turnover rate (%)	228	81	123	108	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

* Amount is less than $.005.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 6.52	$ 14.98	$ 13.38	$ 10.82
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.10	.23[c]	.16[c]	.24[c]
Net realized and unrealized gain (loss)	(.00)*	1.94	(6.43)	1.73	2.50
Total from investment operations	.11	2.04	(6.20)	1.89	2.74
Less distributions from: Net investment income	(.15)	(.30)	(.11)	(.29)	(.18)
Net realized gains	—	—	(2.15)	—	—
Total distributions	(.15)	(.30)	(2.26)	(.29)	(.18)
Net asset value, end of period	$ 8.22	$ 8.26	$ 6.52	$ 14.98	$ 13.38
Total Return (%)	1.33[b]	32.89	(48.25)[b,d]	14.25[b]	25.44[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36	.50	.40	12	51
Ratio of expenses before expense reductions (%)	1.26	1.22	1.33	1.41	1.37
Ratio of expenses after expense reductions (%)	1.26	1.22	1.28	1.39	1.36
Ratio of net investment income (loss) (%)	1.41	1.42	2.42[c]	1.07[c]	1.94[c]
Portfolio turnover rate (%)	228	81	123	108	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

* Amount is less than $.005.

Performance Summary December 31, 2010

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.96% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® North American Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® North American Health Care Sector Index is an unmanaged, market-capitalization weighted index of 123 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,815	$10,149	$12,197	$15,880
	Average annual total return	8.15%	.49%	4.05%	4.89%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$12,114
	Average annual total return	15.06%	-2.86%	2.29%	2.00%
S&P North American Health Care Sector Index	Growth of $10,000	$10,608	$9,929	$11,333	$13,455
	Average annual total return	6.08%	-.24%	2.53%	3.12%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,768	$10,034	$11,980	$19,059
	Average annual total return	7.68%	.11%	3.68%	7.88%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$15,038
	Average annual total return	15.06%	-2.86%	2.29%	4.92%
S&P North American Health Care Sector Index	Growth of $10,000	$10,608	$9,929	$11,333	$16,109
	Average annual total return	6.08%	-.24%	2.53%	5.76%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 1, 2001. Index returns began on April 30, 2001.

** The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Health Care VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,160.70	$ 1,158.90
Expenses Paid per $1,000*	$ 4.30	$ 6.20
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.22	$ 1,019.46
Expenses Paid per $1,000*	$ 4.02	$ 5.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.79%	1.14%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Health Care VIP

For 2010, health care underperformed the broader market as investors continued to prefer companies leveraged to global economic recovery. Additionally, lower health care consumption (e.g., fewer medical procedures and physician visits) and pricing pressures from European Union governments' austerity programs weighed on the sector. For its most recent fiscal year ended December 31, 2010, DWS Health Care VIP returned 8.15% (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's 500® (S&P 500) Index returned 15.06% and the S&P® North American Health Care Sector Index returned 6.08%. (Past performance is no guarantee of future results.)

Our overweight to several biotechnology stocks contributed significantly to performance during the year.1 Alexion Pharmaceuticals, Inc. appreciated meaningfully following continued strong sales of Soliris, its drug for a rare disorder in which the body destroys red blood cells, and early clinical data demonstrating the drug's potential for treatment of other disorders. Incyte Corp. shares benefited from positive clinical data for its drug under development for myelofibrosis, a life-threatening blood cancer, as well as progress regarding its oral drug for rheumatoid arthritis. The largest detractor from relative performance during the 12-month period came from the Fund's position in Roche Holding AG. Shares of Roche declined as the company experienced several setbacks in its drug pipeline. We trimmed our position in Roche during the period.

Longer term, we believe that health care stocks remain attractive based on favorable global demographic trends and the continuing emergence of new technologies.

The following person is responsible for the day-to-day management of the Fund:

Leefin Lai, CFA

Portfolio Manager

The following person serves as consultant to the Advisor:

Thomas E. Bucher, CFA

Consultant

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 123 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Pharmaceuticals	32%	34%
Biotechnology	25%	23%
Health Care Services	19%	17%
Medical Supply & Specialty	18%	20%
Life Sciences Equipment	6%	6%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 77.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 97.5%
Health Care 97.5%
Biotechnology 24.0%
Acorda Therapeutics, Inc.* (a)	5,300	144,478
Alexion Pharmaceuticals, Inc.*	12,261	987,624
Allos Therapeutics, Inc.*	21,526	99,235
AMAG Pharmaceuticals, Inc.*	5,095	92,219
Amgen, Inc.* (a)	26,038	1,429,486
Amylin Pharmaceuticals, Inc.* (a)	11,727	172,504
ArQule, Inc.* (a)	21,500	126,205
Biogen Idec, Inc.* (a)	9,141	612,904
BioMarin Pharmaceutical, Inc.* (a)	22,673	610,584
Celera Corp.*	26,966	169,886
Celgene Corp.* (a)	21,411	1,266,247
Dendreon Corp.*	6,266	218,809
Exelixis, Inc.* (a)	17,859	146,622
Gen-Probe, Inc.* (a)	5,900	344,265
Genzyme Corp.*	11,203	797,654
Gilead Sciences, Inc.*	22,983	832,904
Halozyme Therapeutics, Inc.* (a)	32,400	256,608
Human Genome Sciences, Inc.* (a)	11,969	285,939
ImmunoGen, Inc.* (a)	24,500	226,870
Immunomedics, Inc.* (a)	29,700	106,326
Incyte Corp.* (a)	29,112	482,095
Intercell AG*	5,637	87,480
InterMune, Inc.*	4,000	145,600
Myriad Genetics, Inc.* (a)	3,761	85,901
Onyx Pharmaceuticals, Inc.* (a)	5,261	193,973
Regeneron Pharmaceuticals, Inc.* (a)	10,800	354,564
Savient Pharmaceuticals, Inc.*	7,315	81,489
Theravance, Inc.* (a)	5,042	126,403
United Therapeutics Corp.* (a)	7,959	503,168
Vertex Pharmaceuticals, Inc.* (a)	18,700	655,061
		11,643,103
Health Care Services 18.9%
Aetna, Inc.	16,400	500,364
Allscripts Healthcare Solutions, Inc.*	13,589	261,860
Cardinal Health, Inc.	14,100	540,171
Cerner Corp.* (a)	5,258	498,143
CIGNA Corp.	11,300	414,258
Coventry Health Care, Inc.*	8,500	224,400
CVS Caremark Corp.	14,931	519,151
Express Scripts, Inc.*	19,242	1,040,030
Fresenius Medical Care AG & Co. KGaA	13,433	776,212
Genoptix, Inc.*	4,603	87,549
Laboratory Corp. of America Holdings* (a)	3,895	342,448
McKesson Corp.	14,210	1,000,100
MedAssets, Inc.* (a)	6,976	140,845
Medco Health Solutions, Inc.*	13,573	831,618
Quest Diagnostics, Inc.	5,836	314,969
Tenet Healthcare Corp.*	21,540	144,103
UnitedHealth Group, Inc.	34,767	1,255,436
WellPoint, Inc.*	4,600	261,556
		9,153,213
Life Sciences Tools & Services 6.1%
Illumina, Inc.* (a)	1,707	108,121
Life Technologies Corp.*	17,606	977,133
	Shares	Value ($)

Mettler-Toledo International, Inc.*	1,540	232,864
PerkinElmer, Inc. (a)	15,490	399,952
Thermo Fisher Scientific, Inc.*	16,598	918,865
Waters Corp.*	4,148	322,341
		2,959,276
Medical Supply & Specialty 17.7%
Accuray, Inc.*	11,500	77,625
American Medical Systems Holdings, Inc.*	12,296	231,902
Baxter International, Inc.	22,514	1,139,659
Beckman Coulter, Inc.	714	53,714
Becton, Dickinson & Co. (a)	8,264	698,473
BioMimetic Therapeutics, Inc.*	5,936	75,387
C.R. Bard, Inc.	4,526	415,351
Covidien PLC	22,976	1,049,084
Hologic, Inc.*	8,799	165,597
Kinetic Concepts, Inc.* (a)	6,914	289,558
Masimo Corp. (a)	5,400	156,978
Medtronic, Inc.	33,449	1,240,623
Owens & Minor, Inc. (a)	4,241	124,813
Sirona Dental Systems, Inc.* (a)	3,711	155,046
Spectranetics Corp.*	16,885	87,127
St. Jude Medical, Inc.*	19,000	812,250
Stryker Corp. (a)	10,298	553,003
Thoratec Corp.* (a)	7,921	224,323
Varian Medical Systems, Inc.*	2,686	186,086
Wright Medical Group, Inc.*	5,945	92,326
Zimmer Holdings, Inc.* (a)	13,603	730,209
		8,559,134
Pharmaceuticals 30.8%
Abbott Laboratories	30,292	1,451,290
Allergan, Inc.	8,500	583,695
Ardea Biosciences, Inc.*	7,300	189,800
Auxilium Pharmaceuticals, Inc.* (a)	11,211	236,552
Bristol-Myers Squibb Co.	41,884	1,109,088
Cardiome Pharma Corp.*	14,200	91,164
Cephalon, Inc.* (a)	4,396	271,321
Eli Lilly & Co. (a)	6,678	233,997
Forest Laboratories, Inc.*	15,000	479,700
Impax Laboratories, Inc.*	12,712	255,638
Inspire Pharmaceuticals, Inc.*	22,300	187,320
Ironwood Pharmaceuticals, Inc. "A"*	4,500	46,575
Johnson & Johnson	28,150	1,741,077
Merck & Co., Inc.	54,753	1,973,298
Mylan, Inc.*	36,566	772,640
Novartis AG (Registered)	12,139	714,314
Pfizer, Inc.	134,911	2,362,292
Pharmasset, Inc.* (a)	2,987	129,666
Questcor Pharmaceuticals, Inc.* (a)	14,822	218,328
Roche Holding AG (Genusschein)	3,522	516,299
Salix Pharmaceuticals Ltd.* (a)	7,700	361,592
Shire PLC (ADR) (a)	6,532	472,786
Valeant Pharmaceuticals International, Inc.	17,054	482,458
VIVUS, Inc.* (a)	2,999	28,101
		14,908,991
Total Common Stocks (Cost $33,443,187)		47,223,717

	Shares	Value ($)

Securities Lending Collateral 26.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $12,965,325)	12,965,325	12,965,325

Cash Equivalents 2.4%
Central Cash Management Fund, 0.19% (b) (Cost $1,171,099)	1,171,099	1,171,099
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,579,611)+	126.7	61,360,141
Other Assets and Liabilities, Net	(26.7)	(12,949,111)
Net Assets	100.0	48,411,030

* Non-income producing security.

+ The cost for federal income tax purposes was $48,011,212. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $13,348,929. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,541,563 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,192,634.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $12,570,150, which is 26.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks Biotechnology	$ 11,555,623	$ 87,480	$ —	$ 11,643,103
Health Care Services	8,377,001	776,212	—	9,153,213
Life Sciences Tools & Specialty	2,959,276	—	—	2,959,276
Medical Supply & Specialty	8,559,134	—	—	8,559,134
Pharmaceuticals	13,678,378	1,230,613	—	14,908,991
Short-Term Investments (d)	14,136,424	—	—	14,136,424
Total	$ 59,265,836	$ 2,094,305	$ —	$ 61,360,141

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $33,443,187), including $12,570,150 of securities loaned	$ 47,223,717
Investment in Daily Assets Fund Institutional (cost $12,965,325)*	12,965,325
Investment in Central Cash Management Fund (cost $1,171,099)	1,171,099
Total investments, at value (cost $47,579,611)	61,360,141
Foreign currency, at value (cost $130)	132
Receivable for investments sold	28,704
Receivable for Fund shares sold	30,920
Interest receivable	1,364
Dividends receivable	34,946
Foreign taxes recoverable	16,873
Other assets	270
Total assets	61,473,350
Liabilities
Payable upon return of securities loaned	12,965,325
Payable for Fund shares redeemed	15,277
Accrued management fee	26,793
Accrued distribution service fee (Class B)	637
Other accrued expenses and payables	54,288
Total liabilities	13,062,320
Net assets, at value	$ 48,411,030
Net Assets Consist of
Undistributed net investment income	251,765
Net unrealized appreciation (depreciation) on: Investments	13,780,530
Foreign currency	2,439
Accumulated net realized gain (loss)	1,145,472
Paid-in capital	33,230,824
Net assets, at value	$ 48,411,030
Class A Net Asset Value, offering and redemption price per share ($45,390,479 ÷ 4,002,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.34
Class B Net Asset Value, offering and redemption price per share ($3,020,551 ÷ 274,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.01

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,568)	$ 680,141
Income distributions — Central Cash Management Fund	1,440
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,213
Total income	699,794
Expenses: Management fee	328,345
Administration fee	49,375
Services to Shareholders	2,211
Record keeping fee (Class B)	2,927
Custodian fee	10,321
Distribution service fee (Class B)	7,384
Audit and tax fees	29,355
Legal fees	17,332
Trustees' fees and expenses	3,736
Other	4,824
Total expenses	455,810
Net investment income	243,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,617,209
Foreign currency	7,781
1,624,990
Change in net unrealized appreciation (depreciation) on: Investments	1,802,611
Foreign currency	6,567
1,809,178
Net gain (loss)	3,434,168
Net increase (decrease) in net assets resulting from operations	$ 3,678,152

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 243,984	$ (54,312)
Net realized gain (loss)	1,624,990	4,360,035
Change in net unrealized appreciation (depreciation)	1,809,178	5,459,026
Net increase (decrease) in net assets resulting from operations	3,678,152	9,764,749
Distributions to shareholders from: Net investment income: Class A	—	(711,488)
Class B	—	(35,875)
Net realized gains: Class A	(3,243,143)	(673,607)
Class B	(203,682)	(45,473)
Total distributions	(3,446,825)	(1,466,443)
Fund share transactions: Class A Proceeds from shares sold	4,393,397	3,080,971
Reinvestment of distributions	3,243,143	1,385,095
Cost of shares redeemed	(11,708,727)	(23,233,574)
Net increase (decrease) in net assets from Class A share transactions	(4,072,187)	(18,767,508)
Class B Proceeds from shares sold	286,173	467,768
Reinvestment of distributions	203,682	81,348
Cost of shares redeemed	(570,175)	(1,479,410)
Net increase (decrease) in net assets from Class B share transactions	(80,320)	(930,294)
Increase (decrease) in net assets	(3,921,180)	(11,399,496)
Net assets at beginning of period	52,332,210	63,731,706
Net assets at end of period (including undistributed net investment income of $251,765 and $0, respectively)	$ 48,411,030	$ 52,332,210
Other Information
Class A Shares outstanding at beginning of period	4,392,554	6,373,629
Shares sold	401,779	320,687
Shares issued to shareholders in reinvestment of distributions	294,563	164,892
Shares redeemed	(1,086,592)	(2,466,654)
Net increase (decrease) in Class A shares	(390,250)	(1,981,075)
Shares outstanding at end of period	4,002,304	4,392,554
Class B Shares outstanding at beginning of period	281,083	379,018
Shares sold	27,448	50,217
Shares issued to shareholders in reinvestment of distributions	19,000	9,896
Shares redeemed	(53,286)	(158,048)
Net increase (decrease) in Class B shares	(6,838)	(97,935)
Shares outstanding at end of period	274,245	281,083

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 9.45	$ 14.68	$ 13.77	$ 13.02
Income (loss) from investment operations: Net investment income (loss)[a]	.06	(.01)	.09[c]	.03[c]	(.01)[b]
Net realized and unrealized gain (loss)	.83	2.02	(3.08)	1.75	.81
Total from investment operations	.89	2.01	(2.99)	1.78	.80
Less distributions from: Net investment income	—	(.13)	(.04)	—	—
Net realized gains	(.76)	(.12)	(2.20)	(.87)	(.05)
Total distributions	(.76)	(.25)	(2.24)	(.87)	(.05)
Net asset value, end of period	$ 11.34	$ 11.21	$ 9.45	$ 14.68	$ 13.77
Total Return (%)	8.15	22.19	(23.20)	13.20	6.17[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	49	60	98	101
Ratio of expenses (%)	.90	.96	.92	.93	.89
Ratio of net investment income (loss) (%)	.52	(.08)	.79[c]	.19[c]	(.03)[b]
Portfolio turnover rate (%)	16	31	24	37	47

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.95	$ 9.23	$ 14.40	$ 13.55	$ 12.87
Income (loss) from investment operations: Net investment income (loss)[a]	.02	(.04)	.05[c]	(.03)[c]	(.06)[b]
Net realized and unrealized gain (loss)	.80	1.98	(3.02)	1.75	.79
Total from investment operations	.82	1.94	(2.97)	1.72	.73
Less distributions from: Net investment income	—	(.10)	—	—	—
Net realized gains	(.76)	(.12)	(2.20)	(.87)	(.05)
Total distributions	(.76)	(.22)	(2.20)	(.87)	(.05)
Net asset value, end of period	$ 11.01	$ 10.95	$ 9.23	$ 14.40	$ 13.55
Total Return (%)	7.68	21.80	(23.50)	12.88	5.77[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	5	21
Ratio of expenses (%)	1.25	1.34	1.27	1.34	1.28
Ratio of net investment income (loss) (%)	.16	(.46)	.43[c]	(.22)[c]	(.42)[b]
Portfolio turnover rate (%)	16	31	24	37	47

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. DWS Bond VIP offers one class of shares (Class A shares). DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP each offer two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following each Fund's Investment Portfolio.

Securities Lending. Each Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. DWS Global Opportunities VIP and DWS International VIP had no securities on loan as of December 31, 2010.

Foreign Currency Translations. The books and records of the Funds are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Securities. DWS Bond VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Fund invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the following Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Fund	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryfowards Utilized ($)	Capital Loss Carryfowards Expired ($)
DWS Bond VIP	37,157,000	12/31/2017	5,674,000	—
DWS Growth & Income VIP	46,950,000	12/31/2016-12/31/2017	10,057,000	—
DWS Capital Growth VIP	163,203,000	12/31/2011-12/31/2017	57,103,000	36,274,000
DWS Global Opportunities VIP	9,364,000	12/31/2017	12,952,000	—
DWS International VIP	150,205,000	12/31/2016-12/31/2017	26,324,000	—

At December 31, 2010, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $163,203,000, including $31,237,000 inherited from its mergers with affiliated funds in fiscal years 2005, 2006 and 2009 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. Due to these limitations (under Sections 382-384 of the Internal Revenue Code), approximately $1,097,000 of the inherited capital loss carryforward cannot be used by the funds, and is not included in the capital loss carryforward of $163,203,000 disclosed above.

Each Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in each Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Fund will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Funds' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Fund	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	4,878,143	—	(37,157,000)	10,788
DWS Growth & Income VIP	1,201,576	—	(46,950,000)	12,920,732
DWS Capital Growth VIP	5,191,902	—	(163,203,000)	241,755,764
DWS Global Opportunities VIP	2,437,828	—	(9,364,000)	55,460,482
DWS International VIP	4,523,867	—	(150,205,000)	35,918,812
DWS Health Care VIP	628,235	1,200,334	—	13,348,929

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Fund	2010	2009	2010	2009
DWS Bond VIP	6,962,542	11,985,798	—	—
DWS Growth & Income VIP	1,624,850	2,003,256	—	—
DWS Capital Growth VIP	6,385,406	8,113,671	—	—
DWS Global Opportunities VIP	572,620	2,134,010	—	—
DWS International VIP	6,705,134	13,476,586	—	—
DWS Health Care VIP	77,482	724,315	3,369,342	742,128

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, each Fund may enter into contracts with service providers that contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet been made. However, based on experience, each Fund expects the risk of loss to be remote.

Other. For each Fund, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2010, DWS Bond VIP and DWS Growth & Income VIP invested in futures contracts. DWS Growth & Income VIP entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Bond VIP invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. DWS Bond VIP also entered into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010, is included in a table following DWS Bond VIP and DWS Growth & Income VIP's Investment Portfolio. For the year ended December 31, 2010, DWS Bond VIP and DWS Growth & Income VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $9,400,000, and $51,000 to $1,515,000, respectively, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $26,111,000 to $43,275,000 for DWS Bond VIP.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, each Fund may enter into forward foreign currency exchange contracts. For the year ended December 31, 2010, DWS Bond VIP and DWS International VIP invested in forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2010, is included in a table following DWS Bond VIP's Investment Portfolio. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $113,000 to $1,361,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $360,000.

There are no open forward currency contracts for DWS International VIP as of December 31, 2010. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from $0 to approximately $24,890,000.

The following tables summarize the value of DWS Bond VIP and DWS Growth & Income VIP's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

DWS Bond VIP

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 49,016

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ (990)	$ (23,390)	$ (24,380)
Interest Rate Contracts (b)	$ —	912,046	912,046
	$ (990)	$ 888,656	$ 887,666

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ (10,064)	$ 285,798	$ 275,734
Interest Rate Contracts (b)	—	(1,600,119)	(1,600,119)
	$ (10,064)	$ (1,314,321)	$ (1,324,385)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ 46,185	$ (118,805)	$ (72,620)
Interest Rate Contracts (b)	—	450,865	450,865
	$ 46,185	$ 332,060	$ 378,245

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

DWS Growth & Income VIP

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 14,510

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 91,175

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 6,737

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS International VIP

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ (1,370,343)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	488,452,938	484,940,995
US Treasury Obligations	85,194,891	82,519,882
DWS Growth & Income VIP	139,171,485	153,000,110
DWS Capital Growth VIP	285,882,039	369,248,095
DWS Global Opportunities VIP	55,347,620	73,032,042
DWS International VIP	655,754,792	694,152,287
DWS Health Care VIP	7,933,990	16,178,401

D. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds or, for DWS Growth & Income VIP, delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Funds pay a monthly management fee, based on the average daily net assets of each Fund, computed and accrued daily and payable monthly, at the annual rates shown below:

Fund	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

QS Investors, LLC ("QS Investors") acts as investment sub-advisor to DWS Growth & Income VIP. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the DWS Growth & Income VIP portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor. As an investment sub-advisor to DWS Growth & Income VIP, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

For the period from January 1, 2010 through September 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Fund	Annual Rate
DWS Global Opportunities VIP Class A	1.06%
DWS Global Opportunities VIP Class B	1.46%

In addition, for the period from October 1, 2010 through September 30, 2011, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Fund	Annual Rate
DWS Global Opportunities VIP Class A	1.00%
DWS Global Opportunities VIP Class B	1.40%

In addition, for the period from January 1, 2010 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Fund	Annual Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2010 through April 27, 2010, the Advisor had contractually agreed to waive 0.01% of the management fee for Growth & Income VIP.

Accordingly, for the year ended December 31, 2010, the total management fee, management fee waived and effective management fee rate are as follows:

Fund	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	623,165	—	.39%
DWS Growth & Income VIP	381,068	28,777.36%
DWS Capital Growth VIP	2,618,221	52,169.37%
DWS Global Opportunities VIP	1,278,032	104,345.82%
DWS International VIP	2,410,956	12,024.79%
DWS Health Care VIP	328,345	—	.665%

In addition, for the year ended December 31, 2010, the Advisor waived record keeping expenses of Class B shares of the Fund as follows:

Fund	Waived ($)
DWS Capital Growth VIP	232

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was as follows:

Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP	159,786	13,159
DWS Growth & Income VIP	97,710	8,441
DWS Capital Growth VIP	700,197	62,425
DWS Global Opportunities VIP	143,599	13,299
DWS International VIP	305,184	24,377
DWS Health Care VIP	49,375	4,088

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Fund. For the year ended December 31, 2010, the amounts charged to the Funds by DISC were as follows:

Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP Class A	730	—	186
DWS Growth & Income VIP Class A	572	572	—
DWS Growth & Income VIP Class B	96	—	24
DWS Capital Growth VIP Class A	814	814	—
DWS Capital Growth VIP Class B	106	106	—
DWS Global Opportunities VIP Class A	517	517	—
DWS Global Opportunities VIP Class B	130	—	30
DWS International VIP Class A	854	854	—
DWS International VIP Class B	96	—	24
DWS Health Care VIP Class A	243	—	57
DWS Health Care VIP Class B	67	—	18

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Fund's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended December 31, 2010, the amount charged to the Funds by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP	13,045	3,334
DWS Growth & Income VIP	13,057	2,726
DWS Capital Growth VIP	11,562	2,182
DWS Global Opportunities VIP	12,386	2,153
DWS International VIP	13,860	3,470
DWS Health Care VIP	12,122	3,201

Trustees' Fees and Expenses. Each Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. Each Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Funds

At the end of the year, the beneficial ownership in the Funds was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 61%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 26% and 15%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 86% and 11%.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 22% and 12%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 17%.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%,19% and 11%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41% and 13%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 76%, 13% and 11%.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 68% and 23%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 98%.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December, 31, 2010, DWS International VIP had a $650,000 outstanding loan. Interest expense incurred on the borrowing was $928 for the year ended December, 31, 2010. The average dollar amount of the borrowings was $693,750, the weighted average interest rate on these borrowings was 1.51% and the Fund had a loan outstanding for thirty two days throughout the period. The borrowings were valued at cost, which approximates fair value.

H. Payments Made by Affiliates

During the year ended December 31, 2010, the Advisor fully reimbursed DWS Bond VIP and DWS Global Opportunities VIP $7,050 and $36, respectively, for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of each Fund's average net assets.

I. Acquisition of Assets

On April 24, 2009, DWS Capital Growth VIP acquired all of the net assets of DWS Janus Growth & Income VIP pursuant to a plan of reorganization approved by shareholders on April 20, 2009. The purpose of the transaction was to combine two funds managed by DWS with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,556,588 Class A shares of DWS Janus Growth & Income VIP for 5,009,687 Class A shares of DWS Capital Growth VIP outstanding on April 24, 2009. DWS Janus Growth & Income VIP's net assets at that date, $66,828,943, including $510,610 of net unrealized appreciation, were combined with those of DWS Capital Growth VIP. The aggregate net assets of DWS Capital Growth VIP immediately before the acquisition were $572,408,860. The combined net assets of DWS Capital Growth VIP immediately following the acquisition were $639,237,803.

J. Subsequent Events

On January 12, 2011, the Board of the following Acquired Funds approved, in principle, the merger of the Acquired Funds into the Acquiring Fund. Completion of the merger is subject to a number of conditions, including final approval by Acquired Funds Board and approval by the shareholders of the Acquired Funds at a shareholder meeting expected to be held during the month of April 2011. If shareholder approval is obtained, the mergers are expected to occur on or about May 1, 2011.

Acquired Funds	Acquiring Fund
DWS Variable Series I — DWS Health Care VIP	DWS Variable Series I — DWS Capital Growth VIP
DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP

On January 12, 2011, the Board of Trustees approved changes to the name and investment strategy of DWS Global Opportunities VIP. Effective on or about May 1, 2011, the name of the Fund will change from "DWS Global Opportunities VIP" to "DWS Global Small Cap Growth VIP." For a description of the new investment strategy, please see the supplement dated February 1, 2011 to the Fund's current prospectus posted on www.dws-investments.com.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Funds (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 11, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

DWS Health Care VIP paid distributions of $0.74 per share from net long-term capital gains during the year ended December 31, 2010, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Health Care VIP designates approximately $1,333,000 as capital gain dividends for its year ended December 31, 2010, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP, 100%, 100%, 34%, 100% and 3%, respectively, of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Funds' fiscal year ended December 31, 2010 qualified for the dividends received deduction.

DWS International VIP and DWS Global Opportunities VIP paid foreign taxes of $646,822 and $91,853, and earned $4,560,951 and $1,063,242, respectively, of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, DWS International VIP and DWS Global Opportunities VIP designate $0.02 and $0.01, respectively, per share as foreign taxes paid and $0.13 and $0.10, respectively, per share as income earned from foreign sources for the year ended December 31, 2010.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

DWS Bond VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses").

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Growth & Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and QS Investors to attract and retain high-quality personnel, and the organizational depth and stability of DWS and QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Capital Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Opportunities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009 ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health Care VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)

		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)

		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[9] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1-2 (R-20592-1 2/11)

DECEMBER 31, 2010

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation Plus VIP

DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Diversified International Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Strategic Value VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Performance Summary, Information About Your Fund's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for:

4 DWS Alternative Asset Allocation Plus VIP

15 DWS Balanced VIP

45 DWS Blue Chip VIP

61 DWS Core Fixed Income VIP

76 DWS Diversified International Equity VIP

96 DWS Dreman Small Mid Cap Value VIP

109 DWS Global Thematic VIP

123 DWS Government & Agency Securities VIP

137 DWS High Income VIP

162 DWS Large Cap Value VIP

174 DWS Mid Cap Growth VIP

187 DWS Money Market VIP

200 DWS Small Cap Growth VIP

213 DWS Strategic Income VIP

246 DWS Strategic Value VIP

259 DWS Technology VIP

271 DWS Turner Mid Cap Growth VIP

284 Notes to Financial Statements

307 Report of Independent Registered Public Accounting Firm

308 Tax Information

309 Proxy Voting

310 Investment Management Agreement Approval

347 Summary of Management Fee Evaluation by Independent Fee Consultant

349 Summary of Administrative Fee Evaluation by Independent Fee Consultant

350 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investments in variable insurance portfolios (VIPs) involve risk. Stocks may decline in value. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are additional risks associated with investing in commodities, high-yield bonds, aggressive growth stocks, non-diversified/ concentrated funds and small- and mid-cap stocks which are more fully explained in the prospectuses. Please read the prospectus for more information.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010

DWS Alternative Asset Allocation Plus VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 5.09% and 5.32% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The Fund may use derivatives, including as part of its global alpha strategy. The Fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 12/31/10
[] DWS Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital US Aggregate Bond Index [] S&P 500® Index [] Blended Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

Comparative Results
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Fund*
Class A	Growth of $10,000	$11,246	$14,204
	Average annual total return	12.46%	20.10%
MSCI World Index	Growth of $10,000	$11,176	$15,923
	Average annual total return	11.76%	27.47%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,386
	Average annual total return	6.54%	7.01%
S&P 500 Index	Growth of $10,000	$11,506	$15,891
	Average annual total return	15.06%	27.33%
Blended Index	Growth of $10,000	$11,069	$14,526
	Average annual total return	10.69%	21.51%
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Class**
Class B	Growth of $10,000	$11,215	$13,010
	Average annual total return	12.15%	17.63%
MSCI World Index	Growth of $10,000	$11,176	$13,599
	Average annual total return	11.76%	21.43%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,138
	Average annual total return	6.54%	7.05%
S&P 500 Index	Growth of $10,000	$11,506	$14,133
	Average annual total return	15.06%	24.42%
Blended Index	Growth of $10,000	$11,069	$12,880
	Average annual total return	10.69%	17.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Fund commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Information About Your Fund's Expenses

DWS Alternative Asset Allocation Plus VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.
• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,128.80	$ 1,127.00
Expenses Paid per $1,000*	$ 1.13	$ 2.47
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,024.15	$ 1,022.89
Expenses Paid per $1,000*	$ 1.07	$ 2.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation Plus VIP	.21%	.46%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Alternative Asset Allocation Plus VIP

DWS Alternative Asset Allocation Plus VIP invests in ten DWS mutual funds plus four exchange-traded funds that together provide diversified exposure to alternative asset classes.1 The Fund returned 12.46% (Class A shares, unadjusted for contract charges) during 2010, while its blended benchmark returned 10.69%.

We define the alternative allocations in terms of three segments: absolute return, real return and nontraditional. The real return allocation, which holds investments whose returns should outpace the rate of inflation over time, benefited from the strong performance of DWS Gold & Precious Metals Fund, DWS Enhanced Commodity Strategy Fund and DWS RREEF Global Real Estate Securities Fund. The nontraditional allocation, which invests in funds that provide diversification but that may not yet be held in traditional portfolios, also added value.2 All five components of this allocation generated a positive return, with our three equity investments — DWS Emerging Markets Equity Fund, iShares MSCI EAFE Small Cap Index Fund and WisdomTree Emerging Markets SmallCap Dividend Fund — all providing excellent performance in the rising market. Our two bond investments within this allocation — DWS Emerging Markets Fixed Income Fund and SPDR Barclays Capital International Treasury Bond Fund — also gained ground, but lagged the return of the overall portfolio due to bonds' more muted performance in 2010.

The weakest returns came from the absolute return segment, which seeks to generate positive returns independent of market direction. Our investment in DWS Disciplined Market Neutral Fund, which holds roughly equal weightings in both long and short investments, typically does not keep pace with the broader market when stocks perform as well as they did during the past year. Nevertheless, we believe the fund remains an important part of the Fund's diversification.

As we move into 2011, we remain committed to providing our investors with a one-stop, professionally managed way to gain exposure to the alternative asset classes. We believe our multifaceted role as managers — selecting asset classes, determine the weightings for each asset class and deciding on the appropriate timing of portfolio reallocations — can add significant value for our investors over time.

Robert Wang
Inna Okounkova
Thomas Picciochi

Portfolio Managers, QS Investors, LLC
Subadvisor to the Fund

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

The iShares MSCI EAFE Small Cap Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, as represented by the MSCI EAFE Small Cap Index.

The WisdomTree Emerging Markets SmallCap Dividend Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.

The SPDR Barclays Capital International Treasury Bond Fund tracks the Barclays Capital Global Treasury Ex-US Capped Index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

2 Diversification neither assures a profit nor guarantees against a loss.

Portfolio Summary

DWS Alternative Asset Allocation Plus VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Fixed Income — Bond Funds	42%	30%
Equity — Equity Funds	31%	65%
Market Neutral Fund	18%	—
Fixed Income — Money Market Fund	4%	—
Equity — Exchange-Traded Funds	3%	3%
Fixed Income — Exchange-Traded Fund	2%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 10.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Alternative Asset Allocation Plus VIP

	Shares	Value ($)

Equity — Equity Funds 31.0%
DWS Emerging Markets Equity Fund "Institutional"	116,267	2,199,763
DWS Gold & Precious Metals Fund "Institutional"	56,634	1,346,767
DWS RREEF Global Infrastructure Fund "Institutional"	140,736	1,325,736
DWS RREEF Global Real Estate Securities Fund "Institutional"	506,169	3,796,269
Total Equity — Equity Funds (Cost $7,892,103)		8,668,535

Equity — Exchange-Traded Funds 2.7%
iShares MSCI EAFE Small Cap Index Fund	9,056	382,254
Vanguard FTSE All World ex-US Small-Cap Fund	2,479	246,958
WisdomTree Emerging Markets SmallCap Dividend Fund	2,319	126,385
Total Equity — Exchange-Traded Funds (Cost $652,941)		755,597

Fixed Income — Bond Funds 42.2%
DWS Emerging Markets Fixed Income Fund "Institutional"	270,908	2,942,058
DWS Enhanced Commodity Strategy Fund "Institutional"*	803,146	3,541,873
	Shares	Value ($)

DWS Floating Rate Plus Fund "Institutional"	141,702	1,331,995
DWS Global Inflation Plus Fund "Institutional"	386,409	3,972,283
Total Fixed Income — Bond Funds (Cost $11,035,168)		11,788,209

Fixed Income — Money Market Fund 3.8%
Central Cash Management Fund (Cost $1,072,672)	1,072,672	1,072,672

Fixed Income — Exchange-Traded Fund 1.7%
SPDR Barclays Capital International Treasury Bond (Cost $474,388)	8,229	481,068

Market Neutral Fund 17.9%
DWS Disciplined Market Neutral Fund "Institutional" (Cost $5,027,517)	528,646	4,985,131
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,154,789)+	99.3	27,751,212
Other Assets and Liabilities, Net	0.7	190,789
Net Assets	100.0	27,942,001

* Non-income producing security.

+ The cost for federal income tax purposes was $26,172,268. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $1,578,944. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,638,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,865.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Funds	$ 8,668,535	$ —	$ —	$ 8,668,535
Exchange-Traded Funds (a)	1,236,665	—	—	1,236,665
Bond Funds	11,788,209	—	—	11,788,209
Money Market Fund	1,072,672	—	—	1,072,672
Market Netural Fund	4,985,131	—	—	4,985,131
Total	$ 27,751,212	$ —	$ —	$ 27,751,212

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in Underlying Affiliated Funds, at value (cost $23,954,788)	$ 25,441,875
Investments in Underlying Non-affiliated Funds, at value (cost $1,127,329)	1,236,665
Investment in Central Cash Management Fund, at value (cost $1,072,672)	1,072,672
Total investments, at value (cost $26,154,789)	27,751,212
Receivable for Fund shares sold	237,032
Dividends receivable	3,012
Due from Advisor	5,574
Other assets	191
Total assets	27,997,021
Liabilities
Accrued expenses and other liabilities	55,020
Total liabilities	55,020
Net assets, at value	$ 27,942,001
Net Assets Consist of
Undistributed net investment income	426,034
Net unrealized appreciation (depreciation) on investments	1,596,423
Accumulated net realized gain (loss)	81,658
Paid-in capital	25,837,886
Net assets, at value	$ 27,942,001
Class A Net Asset Value, offering and redemption price per share ($5,020,913 ÷ 362,411 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.85
Class B Net Asset Value, offering and redemption price per share ($22,921,088 ÷ 1,656,043 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Income distributions from Underlying Affiliated Funds	$ 463,325
Dividends	22,190
Income distributions — Central Cash Management Fund	610
Total income	486,125
Expenses: Management fee	31,017
Administration fee	13,080
Services to shareholders	383
Distribution service fee (Class B)	25,810
Custodian fee	6,941
Legal fees	11,534
Audit and tax fees	43,862
Trustees' fees and expenses	3,085
Reports to shareholders	13,174
Total expenses before expense reductions	148,886
Expense reductions	(95,476)
Total expenses after expense reductions	53,410
Net investment income (loss)	432,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(6,421)
Sale of Underlying Non-affiliated Funds	1,845
Capital gain distributions from Underlying Affiliated Funds	99,137
94,561
Change in net unrealized appreciation (depreciation) on investments	1,382,244
Net gain (loss)	1,476,805
Net increase (decrease) in net assets resulting from operations	$ 1,909,520

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Period Ended December 31, 2009*
Operations: Net investment income	$ 432,715	$ 97,525
Net realized gain (loss)	94,561	93,568
Change in net unrealized appreciation (depreciation)	1,382,244	214,179
Net increase (decrease) in net assets resulting from operations	1,909,520	405,272
Distributions to shareholders from: Net investment income: Class A	(29,328)	—
Class B	(74,563)	—
Net realized gains: Class A	(23,912)	—
Class B	(82,873)	—
Total distributions	(210,676)	—
Fund share transactions: Class A Proceeds from shares sold	3,888,928	1,288,284
Reinvestment of distributions	53,240	—
Payments for shares redeemed	(529,532)	(300,310)
Net increase (decrease) in net assets from Class A share transactions	3,412,636	987,974
Class B Proceeds from shares sold	19,061,697	6,723,581
Reinvestment of distributions	157,436	—
Payments for shares redeemed	(1,070,014)	(3,636,425)
Net increase (decrease) in net assets from Class B share transactions	18,149,119	3,087,156
Increase (decrease) in net assets	23,260,599	4,075,130
Net assets at beginning of period	4,681,402	201,000
Net assets at end of period (including undistributed net investment income of $426,034 and $97,525, respectively)	$ 27,942,001	$ 4,681,402
Other Information
Class A Shares outstanding at beginning of period	101,099	—
Shares sold	298,581	105,838
Shares issued to shareholders in reinvestment of distributions	4,172	—
Shares redeemed	(41,441)	(24,739)
Net increase (decrease) in Class A shares	261,312	81,099
Initial capital	—	20,000
Shares outstanding at end of period	362,411	101,099
Class B Shares outstanding at beginning of period	270,064	—
Shares sold	1,454,814	560,919
Shares issued to shareholders in reinvestment of distributions	12,329	—
Shares redeemed	(81,164)	(290,947)
Net increase (decrease) in Class B shares	1,385,979	269,972
Initial capital	—	92
Shares outstanding at end of period	1,656,043	270,064

* For the period from February 2, 2009 (commencement of operations) to December 31, 2009 for Class A shares and from May 18, 2009 (commencement of operations) to December 31, 2009 for Class B shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.46	.57
Net realized and unrealized gain (loss)	1.09	2.06
Total from investment operations	1.55	2.63
Less distributions from: Net investment income	(.18)	—
Net realized gains	(.15)	—
Total distributions	(.33)	—
Net asset value, end of period	$ 13.85	$ 12.63
Total Return (%)[c,d]	12.46	26.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1
Ratio of expenses before expense reductions (%)[e]	.94	11.67*
Ratio of expenses after expense reductions (%)[e]	.21	.21*
Ratio of net investment income (%)	3.51	5.39*
Portfolio turnover rate (%)	6	155**

[a] For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Class B Years Ended December 31,	2010	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 10.87
Income (loss) from investment operations: Net investment income[b]	.42	.35
Net realized and unrealized gain (loss)	1.09	1.39
Total from investment operations	1.51	1.74
Less distributions from: Net investment income	(.13)	—
Net realized gains	(.15)	—
Total distributions	(.28)	—
Net asset value, end of period	$ 13.84	$ 12.61
Total Return (%)[c,d]	12.15	16.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	3
Ratio of expenses before expense reductions (%)[e]	1.19	5.37*
Ratio of expenses after expense reductions (%)[e]	.46	.61*
Ratio of net investment income (%)	3.26	4.66*
Portfolio turnover rate (%)	6	155**

[a] For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Performance Summary December 31, 2010

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The Fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Fund returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Bond Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,122	$9,976	$11,531	$12,066
	Average annual total return	11.22%	-0.08%	2.89%	1.90%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Balanced VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,146.00
Expenses Paid per $1,000*	$ 3.68
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.78
Expenses Paid per $1,000*	$ 3.47

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.68%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Balanced VIP

The global equity and fixed-income markets both finished 2010 with strong returns, providing a tailwind for DWS Balanced VIP. For the 12 months ended December 31, 2010, the Fund returned 11.22% (Class A shares, unadjusted for contract charges). The Russell 1000® Index, the Fund's equity benchmark, returned 16.10%, and the Barclays Capital US Aggregate Bond Index, the Fund's bond benchmark, returned 6.54%.

The Fund uses several different investment strategies which include investments in five exchange-traded funds, or ETFs.1 In a reflection of the favorable market environment, all of these investment strategies produced a positive absolute return. We also measure each of the Fund's underlying investments in terms of their relative performance or, in other words, how well they performed in relation to their respective benchmarks. The Fund's shortfall versus the benchmark reflects the collective underperformance of several underlying investment strategies.

We made several shifts to the Fund's positioning during the second half of the year. One of the most significant changes was the liquidation of the quantitative small-cap core sleeve and the addition of the iShares Russell 2000® Value Index Fund. Additionally, we slightly increased the Fund's exposure to large-cap and international equities, and we reduced its exposure to small-cap equities. On the fixed-income side, we augmented the Fund's diversification by reducing exposure to global inflation-linked bonds and cash and increasing our allocation to emerging-market bonds and international developed market bonds. We achieved this via investments in two ETFs — iShares JPMorgan USD Emerging Markets Bond Fund and SPDR Barclays Capital International Treasury Bond.

We believe DWS Balanced VIP, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our universe and increase diversification among managers and investment styles.

Robert Wang
Inna Okounkova
Thomas Picciochi

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The iShares Russell 2000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the small capitalization sector of the US equity market as represented by the Russell 2000 Value Index. The index represents approximate 50% of the Russell 2000 Index.

The iShares JPMorgan USD Emerging Markets Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.

The SPDR Barclays Capital International Treasury Bond ETF tracks the Barclays Global Treasury Ex-US Capped index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	55%	54%
Government & Agency Obligations	9%	13%
Fixed Income — Exchange-Traded Funds	7%	3%
Mortgage-Backed Securities Pass-Throughs	7%	8%
Corporate Bonds	7%	8%
Cash Equivalents	6%	10%
Equity — Exchange-Traded Funds	5%	3%
Commercial Mortgage-Backed Securities	2%	1%
Municipal Bonds and Notes	1%	0%
Preferred Stocks	1%	0%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds, Senior Bank Loans and Preferred Securities)	12/31/10	12/31/09

Information Technology	16%	15%
Energy	14%	10%
Financials	13%	16%
Consumer Discretionary	12%	11%
Industrials	11%	11%
Health Care	10%	13%
Consumer Staples	9%	9%
Materials	6%	6%
Telecommunication Services	5%	5%
Utilities	4%	4%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

For more complete details about the Fund's investment portfolio, see page 20 .

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 56.4%
Consumer Discretionary 6.6%
Auto Components 0.8%
Autoliv, Inc. (a)	7,100	560,474
BorgWarner, Inc.* (a)	22,292	1,613,049
Minth Group Ltd.	86,306	141,682
Nippon Seiki Co., Ltd.	8,273	99,131
S&T Dynamics Co., Ltd.*	5,003	100,667
		2,515,003
Automobiles 0.3%
Bayerische Motoren Werke (BMW) AG	1,656	130,143
Daimler AG (Registered)*	4,530	306,979
Honda Motor Co., Ltd.	9,032	356,978
PT Astra International Tbk	24,185	146,285
		940,385
Distributors 0.5%
Genuine Parts Co.	27,420	1,407,743
Diversified Consumer Services 0.3%
H&R Block, Inc. (a)	67,779	807,248
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Units)	19,047	878,257
Darden Restaurants, Inc. (a)	17,590	816,880
Domino's Pizza UK & IRL PLC	10,134	87,137
Marriott International, Inc. "A" (a)	24,919	1,035,135
McDonald's Corp.	6,220	477,447
Paddy Power PLC	3,364	138,006
PartyGaming PLC* (a)	16,776	53,749
REXLot Holdings Ltd.	1,209,877	127,637
Trump Entertainment Resorts, Inc.*	2	37
		3,614,285
Household Durables 0.1%
Advanced Digital Broadcast Holdings SA (Registered)	414	13,547
Hajime Construction Co., Ltd.	1,994	68,443
Jarden Corp.	1,794	55,381
Panasonic Corp.	22,414	316,400
		453,771
Internet & Catalog Retail 0.0%
Mecox Lane Ltd. (ADR)* (a)	4,052	30,025
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.*	6,095	178,021
Media 1.0%
Aegis Group PLC	24,682	54,067
Charm Communications, Inc. (ADR)*	2,894	28,535
Dex One Corp.*	245	1,828
JC Decaux SA*	3,633	111,781
News Corp. "A"	63,987	931,651
Scripps Networks Interactive "A"	23,130	1,196,977
SuperMedia, Inc.*	43	375
Vertis Holdings, Inc.*	1,645	0
Vivendi	8,527	230,171
WPP PLC	30,237	372,190
		2,927,575
	Shares	Value ($)

Multiline Retail 0.6%
Dollar General Corp.* (a)	11,960	366,813
Kohl's Corp.*	14,560	791,190
Nordstrom, Inc. (a)	15,950	675,961
PPR	1,010	160,610
		1,994,574
Specialty Retail 0.8%
Advance Auto Parts, Inc. (a)	1,704	112,719
Aeropostale, Inc.*	4,348	107,135
Dick's Sporting Goods, Inc.* (a)	15,840	594,000
Guess?, Inc. (a)	2,421	114,562
Hennes & Mauritz AB "B"	3,513	117,050
hhgregg, Inc.* (a)	3,764	78,856
L'Occitane International SA*	23,750	65,694
Limited Brands, Inc. (a)	37,290	1,145,922
Nitori Holdings Co., Ltd.	1,345	117,613
Urban Outfitters, Inc.*	3,227	115,559
		2,569,110
Textiles, Apparel & Luxury Goods 0.9%
Burberry Group PLC	4,298	75,319
Compagnie Financiere Richemont SA "A"	5,753	338,456
Deckers Outdoor Corp.* (a)	2,398	191,217
LVMH Moet Hennessy Louis Vuitton SA	1,076	177,000
NIKE, Inc. "B" (a)	14,970	1,278,737
VF Corp.	8,644	744,940
		2,805,669
Consumer Staples 5.2%
Beverages 0.9%
C&C Group PLC	29,374	132,791
Carlsberg AS "B"	1,490	149,114
Central European Distribution Corp.*	2,600	59,540
Diageo PLC	27,977	516,884
PepsiCo, Inc.	28,067	1,833,617
		2,691,946
Food & Staples Retailing 1.5%
CVS Caremark Corp.	32,169	1,118,516
Kroger Co.	38,618	863,499
Metro AG	2,441	175,746
Seven & I Holdings Co., Ltd.	16,781	448,210
Sysco Corp.	23,420	688,548
Tesco PLC	23,968	158,816
Wal-Mart Stores, Inc.	8,735	471,079
Wesfarmers Ltd.	7,877	257,811
Woolworths Ltd.	18,023	497,163
		4,679,388
Food Products 1.1%
Diamond Foods, Inc. (a)	2,779	147,787
General Mills, Inc.	16,139	574,387
Green Mountain Coffee Roasters, Inc.* (a)	3,078	101,143
Kellogg Co.	13,681	698,826
Mead Johnson Nutrition Co.	9,888	615,528
Nestle SA (Registered)	16,271	953,115
SunOpta, Inc.*	18,642	145,780
	Shares	Value ($)

Unilever NV (CVA)	7,417	230,934
		3,467,500
Household Products 0.5%
Church & Dwight Co., Inc. (a)	8,968	618,971
Colgate-Palmolive Co. (a)	7,750	622,868
Reckitt Benckiser Group PLC	4,598	252,698
		1,494,537
Personal Products 0.1%
Kao Corp.	12,622	339,919
Tobacco 1.1%
Altria Group, Inc.	55,285	1,361,117
British American Tobacco PLC	11,332	435,244
ITC Ltd.	41,615	162,867
Philip Morris International, Inc.	23,311	1,364,393
		3,323,621
Energy 7.5%
Energy Equipment & Services 2.3%
AMEC PLC	11,344	203,394
Cameron International Corp.*	1,614	81,878
Compagnie Generale de Geophysique-Veritas*	5,847	177,949
Complete Production Services, Inc.* (a)	3,289	97,190
Dresser-Rand Group, Inc.*	2,152	91,654
Ensco PLC (ADR)	20,744	1,107,315
John Wood Group PLC	10,565	92,078
Lamprell PLC	17,323	86,832
National Oilwell Varco, Inc.	17,589	1,182,860
Noble Corp.	29,144	1,042,481
ProSafe SE	9,053	72,039
Saipem SpA	7,538	371,390
SBM Offshore NV	5,980	133,970
Schlumberger Ltd.	14,350	1,198,225
Technip SA	1,788	165,101
Tecnicas Reunidas SA	1,121	71,372
Transocean Ltd.*	13,310	925,178
		7,100,906
Oil, Gas & Consumable Fuels 5.2%
Alpha Natural Resources, Inc.*	22,852	1,371,806
Anadarko Petroleum Corp.	15,650	1,191,904
Canadian Natural Resources Ltd.	21,451	952,853
Chevron Corp.	16,064	1,465,840
ConocoPhillips	16,454	1,120,517
EOG Resources, Inc. (a)	7,880	720,311
Exxon Mobil Corp.	34,248	2,504,214
Marathon Oil Corp.	38,003	1,407,251
Nexen, Inc.	32,026	733,395
Northern Oil & Gas, Inc.*	4,213	114,636
Occidental Petroleum Corp.	11,760	1,153,656
Royal Dutch Shell PLC "A"	29,694	990,038
Suncor Energy, Inc.	39,678	1,519,271
Total SA	8,254	437,332
Ultra Petroleum Corp.* (a)	2,332	111,400
Woodside Petroleum Ltd.	7,131	310,415
		16,104,839
Financials 6.2%
Capital Markets 1.2%
Affiliated Managers Group, Inc.* (a)	897	89,000
Ashmore Group PLC	26,439	138,132
Charles Schwab Corp.	31,680	542,045
ICAP PLC	7,881	65,737
	Shares	Value ($)

Jefferies Group, Inc. (a)	4,571	121,726
Lazard Ltd. "A"	1,564	61,762
Morgan Stanley	29,250	795,893
Partners Group Holding AG	697	132,280
T. Rowe Price Group, Inc. (a)	24,010	1,549,605
UOB-Kay Hian Holdings Ltd.	47,752	65,860
Waddell & Reed Financial, Inc. "A"	2,242	79,120
		3,641,160
Commercial Banks 1.5%
Australia & New Zealand Banking Group Ltd.	14,418	344,336
Banco Santander Brasil SA (Units)	15,650	212,915
BNP Paribas	3,655	232,536
BOC Hong Kong (Holdings) Ltd.	49,954	170,952
China Construction Bank Corp. "H"	159,312	143,473
Dah Sing Banking Group Ltd.	44,966	76,594
DnB NOR ASA	20,326	285,260
HSBC Holdings PLC	67,067	680,817
Huntington Bancshares, Inc.	9,478	65,114
Industrial & Commercial Bank of China Ltd. "H"	215,754	160,161
Lloyds Banking Group PLC*	111,900	114,622
National Australia Bank Ltd.	13,395	324,700
Oversea-Chinese Banking Corp., Ltd.	39,230	302,016
Prosperity Bancshares, Inc.	1,972	77,460
Sberbank of Russia	104,751	356,889
Societe Generale	4,008	215,414
Sumitomo Mitsui Financial Group, Inc.	11,221	399,412
Swedbank AB "A"*	12,540	174,858
UniCredit SpA	111,097	229,761
Wing Hang Bank Ltd.	6,818	94,295
Zions Bancorp.	2,784	67,456
		4,729,041
Consumer Finance 0.0%
Kiatnakin Bank PCL	81,536	105,487
Magma Fincorp Ltd.	26,821	43,037
		148,524
Diversified Financial Services 0.7%
Hellenic Exchanges SA	3,394	22,223
Hong Kong Exchanges & Clearing Ltd.	18,685	423,807
ING Groep NV (CVA)*	26,371	256,544
JPMorgan Chase & Co.	28,724	1,218,472
Remgro Ltd.	10,456	179,280
		2,100,326
Insurance 2.7%
AIA Group Ltd.*	53,108	149,291
Allianz SE (Registered)	1,595	189,534
Assurant, Inc.	24,273	934,996
Fidelity National Financial, Inc. "A"	47,478	649,499
HCC Insurance Holdings, Inc.	23,434	678,180
Legal & General Group PLC	160,135	241,552
Lincoln National Corp.	42,889	1,192,743
MetLife, Inc.	40,898	1,817,507
PartnerRe Ltd.	16,288	1,308,741
Prudential Financial, Inc.	18,587	1,091,243
Sampo Oyj "A"	4,685	125,593
		8,378,879
Real Estate Management & Development 0.1%
K Wah International Holdings Ltd.	164,519	61,593
Kenedix, Inc.*	296	90,010
	Shares	Value ($)

Midland Holdings Ltd.	84,184	69,099
		220,702
Health Care 5.9%
Biotechnology 1.0%
Amgen, Inc.* (a)	8,780	482,022
Celgene Corp.* (a)	29,060	1,718,608
Gilead Sciences, Inc.*	21,560	781,334
Metabolix, Inc.*	3,675	44,725
Onyx Pharmaceuticals, Inc.*	1,809	66,698
		3,093,387
Health Care Equipment & Supplies 1.2%
Accuray, Inc.*	9,933	67,048
Baxter International, Inc.	23,015	1,165,019
Becton, Dickinson & Co.	10,498	887,291
Edwards Lifesciences Corp.* (a)	8,107	655,370
NxStage Medical, Inc.* (a)	6,901	171,697
Thoratec Corp.* (a)	21,871	619,387
		3,565,812
Health Care Providers & Services 1.6%
Diagnosticos da America SA	6,593	89,303
ExamWorks Group, Inc.* (a)	2,193	40,527
Express Scripts, Inc.*	26,630	1,439,351
Fleury SA	6,502	104,390
Fresenius Medical Care AG & Co. KGaA	5,826	336,649
McKesson Corp.	31,628	2,225,979
WellPoint, Inc.*	12,296	699,151
		4,935,350
Health Care Technology 0.1%
M3, Inc.	13	65,298
SXC Health Solutions Corp.*	1,972	84,520
		149,818
Life Sciences Tools & Services 0.3%
ICON PLC (ADR)* (a)	3,675	80,483
Life Technologies Corp.*	2,421	134,365
QIAGEN NV*	5,288	103,430
Thermo Fisher Scientific, Inc.*	13,189	730,143
		1,048,421
Pharmaceuticals 1.7%
AstraZeneca PLC	6,342	288,922
Flamel Technologies SA (ADR)*	12,637	86,437
GlaxoSmithKline PLC	24,837	480,169
Johnson & Johnson	10,584	654,620
Merck & Co., Inc.	34,630	1,248,065
Novartis AG (Registered)	2,607	153,408
Novo Nordisk AS "B"	2,077	233,777
Questcor Pharmaceuticals, Inc.* (a)	9,198	135,487
Sanofi-Aventis	5,066	323,930
Takeda Pharmaceutical Co., Ltd.	6,568	323,029
Teva Pharmaceutical Industries Ltd. (ADR)	24,006	1,251,433
VIVUS, Inc.*	6,883	64,494
		5,243,771
Industrials 6.8%
Aerospace & Defense 1.5%
BE Aerospace, Inc.* (a)	3,317	122,829
Northrop Grumman Corp.	13,614	881,915
Raytheon Co.	18,216	844,129
TransDigm Group, Inc.*	9,920	714,339
United Technologies Corp.	25,213	1,984,767
		4,547,979
	Shares	Value ($)

Airlines 0.2%
Cebu Air, Inc.*	20,540	53,167
Deutsche Lufthansa AG (Registered)*	6,877	150,297
Ryanair Holdings PLC (ADR) (a)	3,317	102,031
Singapore Airlines Ltd.	12,701	153,597
		459,092
Building Products 0.0%
Congoleum Corp.*	190,000	0
Commercial Services & Supplies 0.4%
Babcock International Group PLC	14,308	127,377
EnerNOC, Inc.* (a)	2,242	53,606
Quad Graphics, Inc.*	38	1,568
Serco Group PLC	9,554	82,745
Stericycle, Inc.* (a)	9,985	807,986
		1,073,282
Construction & Engineering 0.1%
Aecom Technology Corp.* (a)	3,764	105,279
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	4,034	132,718
Larsen & Toubro Ltd.	3,461	153,100
Shui On Construction & Materials Ltd.	51,981	60,188
		451,285
Electrical Equipment 1.1%
AMETEK, Inc.	41,550	1,630,837
Nidec Corp.	1,189	119,892
Prysmian SpA	3,522	59,979
Roper Industries, Inc.	16,430	1,255,745
Schneider Electric SA	2,285	341,986
		3,408,439
Industrial Conglomerates 0.3%
Keppel Corp., Ltd.	40,631	358,393
Koninklijke Philips Electronics NV	6,436	197,122
Siemens AG (Registered)	4,029	498,809
		1,054,324
Machinery 2.2%
Altra Holdings, Inc.*	2,203	43,752
Amtek Engineering Ltd.*	153,000	128,757
Atlas Copco AB "A"	6,736	170,101
Austal Ltd.	25,202	89,960
Charter International PLC	5,747	75,668
Dover Corp.	20,402	1,192,497
EVA Precision Industrial Holdings Ltd.	203,716	198,925
FANUC Corp.	3,719	570,518
Joy Global, Inc. (a)	1,704	147,822
Komatsu Ltd.	10,589	320,095
Kubota Corp.	17,198	162,727
MAN SE	1,187	141,130
Mitsubishi Heavy Industries Ltd.	82,257	308,800
Navistar International Corp.*	19,427	1,125,018
Parker Hannifin Corp.	17,890	1,543,907
Rational AG	628	138,630
Rotork PLC	3,646	103,912
Volvo AB "B"*	16,451	293,202
		6,755,421
Marine 0.2%
A P Moller-Maersk AS "B"	41	371,375
Mitsui O.S.K Lines Ltd.	53,383	363,893
		735,268
	Shares	Value ($)

Professional Services 0.1%
Brunel International NV	1,947	76,726
FTI Consulting, Inc.* (a)	2,959	110,312
Michael Page International PLC	15,237	131,846
		318,884
Road & Rail 0.5%
Norfolk Southern Corp.	23,040	1,447,373
Trading Companies & Distributors 0.2%
MISUMI Group, Inc.	5,468	136,127
Mitsubishi Corp.	13,913	376,244
		512,371
Transportation Infrastructure 0.0%
Koninklijke Vopak NV	2,580	121,875
Information Technology 9.5%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	79,295	419,470
Cisco Systems, Inc.*	131,841	2,667,143
Harris Corp.	1,882	85,255
QUALCOMM, Inc.	23,840	1,179,842
Sycamore Networks, Inc.	2,510	51,681
		4,403,391
Computers & Peripherals 2.3%
Apple, Inc.*	11,670	3,764,275
EMC Corp.*	58,340	1,335,986
Hewlett-Packard Co.	43,023	1,811,268
Toshiba Corp.	33,506	182,379
		7,093,908
Electronic Equipment, Instruments & Components 0.2%
E Ink Holdings, Inc.*	60,785	123,210
Itron, Inc.* (a)	2,242	124,319
Kingboard Chemical Holdings Ltd.	21,062	126,137
Venture Corp., Ltd.	15,763	113,738
		487,404
Internet Software & Services 0.8%
Akamai Technologies, Inc.*	15,750	741,037
Google, Inc. "A"*	2,405	1,428,498
Internet Initiative Japan, Inc.	33	93,684
Meetic	1,741	37,806
NIC, Inc. (a)	7,597	73,767
United Internet AG (Registered)	6,095	99,058
		2,473,850
IT Services 1.1%
Accenture PLC "A"	10,410	504,781
Automatic Data Processing, Inc.	16,098	745,015
Cardtronics, Inc.*	5,647	99,952
Digital Garage, Inc.*	51	126,472
FleetCor Technologies, Inc.*	715	22,108
iGATE Corp. (a)	4,253	83,827
Infosys Technologies Ltd.	2,314	177,766
International Business Machines Corp.	5,490	805,712
Telvent GIT SA*	2,540	67,107
VeriFone Systems, Inc.* (a)	12,117	467,232
Visa, Inc. "A"	3,410	239,996
		3,339,968
Office Electronics 0.2%
Canon, Inc.	14,117	723,703
Semiconductors & Semiconductor Equipment 0.9%
ARM Holdings PLC	22,115	145,951
FSI International, Inc.* (a)	15,326	67,741
	Shares	Value ($)

Intel Corp.	103,992	2,186,952
Lam Research Corp.*	1,614	83,573
Taiwan Semiconductor Manufacturing Co., Ltd.	113,397	276,137
		2,760,354
Software 2.6%
Adobe Systems, Inc.*	11,180	344,120
Check Point Software Technologies Ltd.* (a)	13,600	629,136
Concur Technologies, Inc.* (a)	16,820	873,463
Microsoft Corp.	104,984	2,931,153
Norkom Group PLC*	27,634	55,391
Oracle Corp.	62,100	1,943,730
Rovi Corp.*	1,794	111,246
SAP AG	3,208	163,352
Solera Holdings, Inc.	15,360	788,275
TiVo, Inc.* (a)	6,079	52,462
VanceInfo Technologies, Inc. (ADR)* (a)	2,733	94,398
		7,986,726
Materials 3.7%
Chemicals 1.7%
Air Liquide SA	1,039	131,400
Air Products & Chemicals, Inc.	14,167	1,288,489
BASF SE	5,441	434,059
Givaudan SA (Registered)	154	166,280
Huntsman Corp.	40,830	637,356
Johnson Matthey PLC	2,531	80,421
Linde AG	1,046	158,770
Praxair, Inc.	9,802	935,797
Shin-Etsu Chemical Co., Ltd.	8,359	452,531
STR Holdings, Inc.* (a)	3,154	63,080
The Mosaic Co.	10,956	836,600
		5,184,783
Construction Materials 0.1%
China National Building Material Co., Ltd. "H"	67,409	154,369
Containers & Packaging 0.7%
Owens-Illinois, Inc.* (a)	33,630	1,032,441
Sonoco Products Co.	32,657	1,099,561
		2,132,002
Metals & Mining 1.2%
BHP Billiton Ltd.	14,175	656,043
Cliffs Natural Resources, Inc.	1,498	116,859
Freeport-McMoRan Copper & Gold, Inc.	14,190	1,704,077
Lynas Corp., Ltd.*	94,986	200,132
Newcrest Mining Ltd.	2,950	122,018
Northam Platinum Ltd.	8,616	59,249
Randgold Resources Ltd. (ADR) (a)	987	81,260
Rio Tinto PLC	4,144	289,869
Thompson Creek Metals Co., Inc.*	5,468	80,489
ThyssenKrupp AG	2,303	95,413
Xstrata PLC	16,059	376,941
		3,782,350
Paper & Forest Products 0.0%
Schweitzer-Mauduit International, Inc.	1,921	120,870
Telecommunication Services 2.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	51,276	1,506,489
BCE, Inc.	9,410	333,678
	Shares	Value ($)

CenturyLink, Inc. (a)	40,575	1,873,348
Koninklijke (Royal) KPN NV	11,647	169,958
Telefonica SA	17,556	398,715
TeliaSonera AB	8,744	69,325
Verizon Communications, Inc.	26,558	950,245
		5,301,758
Wireless Telecommunication Services 1.0%
America Movil SAB de CV "L"	79,231	227,107
American Tower Corp. "A"*	14,480	747,747
NTT DoCoMo, Inc.	288	502,859
Vodafone Group PLC	251,183	649,305
Vodafone Group PLC (ADR)	37,055	979,364
		3,106,382
Utilities 2.3%
Electric Utilities 1.8%
Allegheny Energy, Inc.	31,296	758,615
American Electric Power Co., Inc.	23,442	843,443
Duke Energy Corp.	40,980	729,854
Entergy Corp.	11,165	790,817
Exelon Corp.	9,736	405,407
FirstEnergy Corp.	20,855	772,052
Fortum Oyj	4,424	134,214
HongKong Electric Holdings Ltd.	43,475	274,068
Southern Co.	20,943	800,651
		5,509,121
Multi-Utilities 0.5%
GDF Suez	7,057	253,202
PG&E Corp.	27,726	1,326,412
		1,579,614
Total Common Stocks (Cost $139,202,524)		173,727,402

Preferred Stocks 0.4%
Consumer Discretionary 0.1%
Volkswagen AG	1,540	249,552
Energy 0.1%
Petroleo Brasileiro SA	10,118	170,853
Ultrapar Participacoes SA	2,650	169,443
		340,296
Financials 0.0%
Itau Unibanco Holding SA	6,520	156,438
Information Technology 0.1%
Samsung Electronics Co., Ltd.	460	262,973
Materials 0.1%
Vale SA "A"	5,766	168,488
Total Preferred Stocks (Cost $1,140,028)		1,177,747

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	2
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	3,400	3,609
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	170	1,934
Total Warrants (Cost $30,284)		5,545
		Principal Amount ($) (b)	Value ($)

Corporate Bonds 6.8%
Consumer Discretionary 1.2%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		35,000	35,350
8.75%, 6/1/2019		35,000	37,362
Ameristar Casinos, Inc., 9.25%, 6/1/2014		25,000	26,750
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		35,000	35,350
Avis Budget Car Rental LLC, 144A, 8.25%, 1/15/2019		15,000	15,150
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		25,000	4,250
Carrols Corp., 9.0%, 1/15/2013		15,000	15,038
CBS Corp., 5.9%, 10/15/2040		270,000	260,085
DineEquity, Inc., 144A, 9.5%, 10/30/2018		10,000	10,600
DIRECTV Holdings LLC:
6.0%, 8/15/2040		530,000	532,083
6.35%, 3/15/2040		51,000	53,650
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	41,500
7.125%, 2/1/2016		35,000	36,138
Expedia, Inc., 7.456%, 8/15/2018		550,000	627,000
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		25,000	88
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		10,000	11,400
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	30,675
Home Depot, Inc.:
5.4%, 9/15/2040		125,000	121,390
5.875%, 12/16/2036		50,000	52,007
Lowe's Companies, Inc., 3.75%, 4/15/2021		200,000	193,362
Mediacom Broadband LLC, 8.5%, 10/15/2015		20,000	20,100
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		247,000	246,975
Norcraft Holdings LP, 9.75%, 9/1/2012		36,000	36,225
Penske Automotive Group, Inc., 7.75%, 12/15/2016		50,000	51,000
Sabre Holdings Corp., 8.35%, 3/15/2016		25,000	24,000
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		10,000	9,325
TCI Communications, Inc., 8.75%, 8/1/2015		135,000	166,170
Time Warner, Inc.:
5.875%, 11/15/2016		147,000	165,921
6.2%, 3/15/2040		175,000	186,034
7.625%, 4/15/2031		175,000	212,745
Travelport LLC, 4.921%***, 9/1/2014		20,000	17,700
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		100,000	104,500
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		42,609	1,278
Young Broadcasting, Inc., 8.75%, 1/15/2014**		130,000	1
		Principal Amount ($) (b)	Value ($)

Yum! Brands, Inc.:
3.875%, 11/1/2020 (a)		210,000	200,610
5.3%, 9/15/2019		65,000	68,846
			3,650,658
Consumer Staples 0.7%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		500,000	622,174
CVS Caremark Corp.:
6.125%, 9/15/2039		275,000	293,826
6.25%, 6/1/2027		300,000	329,912
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		15,000	14,850
Kraft Foods, Inc., 5.375%, 2/10/2020		600,000	645,761
Kroger Co., 5.4%, 7/15/2040		110,000	104,260
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		108,750	102,225
SUPERVALU, Inc., 8.0%, 5/1/2016		10,000	9,575
			2,122,583
Energy 0.9%
Belden & Blake Corp., 8.75%, 7/15/2012		130,000	124,150
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		10,000	10,050
Bristow Group, Inc., 7.5%, 9/15/2017		30,000	31,650
Chaparral Energy, Inc., 8.5%, 12/1/2015		40,000	40,700
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	258,464
El Paso Corp., 7.25%, 6/1/2018		20,000	21,410
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	239,386
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		50,000	51,652
7.3%, 8/15/2033		360,000	400,717
Linn Energy LLC, 11.75%, 5/15/2017		35,000	40,075
Newfield Exploration Co., 7.125%, 5/15/2018		40,000	42,100
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	225,896
OPTI Canada, Inc., 7.875%, 12/15/2014		10,000	7,063
Petrohawk Energy Corp., 7.875%, 6/1/2015		15,000	15,619
Plains All American Pipeline LP, 8.75%, 5/1/2019		600,000	744,597
Plains Exploration & Production Co., 7.0%, 3/15/2017		15,000	15,412
Stone Energy Corp., 6.75%, 12/15/2014		25,000	24,375
Weatherford International Ltd., 5.125%, 9/15/2020		300,000	298,510
Williams Partners LP, 4.125%, 11/15/2020		253,000	239,639
			2,831,465
		Principal Amount ($) (b)	Value ($)

Financials 2.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		20,000	18,000
Ally Financial, Inc., 144A, 7.5%, 9/15/2020		60,000	62,925
American Express Co., 7.0%, 3/19/2018		390,000	454,261
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		36,400	20,202
Bank of America Corp., Series L, 7.625%, 6/1/2019		410,000	472,088
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	31,875
CIT Group, Inc., 7.0%, 5/1/2015		65,355	65,518
Citigroup, Inc., 5.375%, 8/9/2020 (a)		500,000	519,504
Fifth Third Bancorp., 5.45%, 1/15/2017		429,000	438,508
Ford Motor Credit Co., LLC, 9.875%, 8/10/2011		60,000	62,456
General Electric Capital Corp., Series A, 5.25%, 10/19/2012		550,000	587,831
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		150,000	141,515
iPayment, Inc., 9.75%, 5/15/2014		25,000	23,500
JPMorgan Chase & Co., 2.6%, 1/15/2016		700,000	679,190
KeyBank NA, 5.7%, 11/1/2017		250,000	254,588
Lincoln National Corp., 8.75%, 7/1/2019		190,000	237,661
MetLife, Inc.:
6.75%, 6/1/2016		113,000	131,076
7.717%, 2/15/2019		250,000	306,933
Morgan Stanley:
3.45%, 11/2/2015		45,000	43,873
Series F, 6.625%, 4/1/2018		225,000	244,073
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		10,000	10,225
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		10,000	10,350
PNC Bank NA, 6.875%, 4/1/2018		300,000	342,918
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		100,000	107,417
6.2%, 1/15/2015		100,000	110,281
7.375%, 6/15/2019		30,000	35,371
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		4,000	4,150
Reynolds Group Issuer, Inc., 144A, 9.0%, 4/15/2019		100,000	103,625
Santander US Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		500,000	485,735
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		400,000	440,477
Travelers Companies, Inc., 5.35%, 11/1/2040		120,000	118,231
		Principal Amount ($) (b)	Value ($)

Tropicana Entertainment LLC, 9.625%, 12/15/2014**		75,000	38
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		42,024	41,919
WMG Acquisition Corp., 9.5%, 6/15/2016		20,000	21,450
			6,627,764
Health Care 0.5%
DaVita, Inc.:
6.375%, 11/1/2018		10,000	9,950
6.625%, 11/1/2020		10,000	9,900
Express Scripts, Inc.:
6.25%, 6/15/2014		250,000	279,490
7.25%, 6/15/2019		320,000	378,759
HCA, Inc.:
8.5%, 4/15/2019		10,000	10,950
9.125%, 11/15/2014		35,000	36,706
9.625%, 11/15/2016 (PIK)		42,000	44,993
IASIS Healthcare LLC, 8.75%, 6/15/2014		30,000	30,788
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		180,000	178,376
Medco Health Solutions, Inc., 7.125%, 3/15/2018		425,000	498,736
The Cooper Companies, Inc., 7.125%, 2/15/2015		45,000	46,350
			1,524,998
Industrials 0.2%
Actuant Corp., 6.875%, 6/15/2017		20,000	20,450
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,450
BE Aerospace, Inc., 8.5%, 7/1/2018		50,000	54,750
Belden, Inc., 7.0%, 3/15/2017		25,000	25,312
Cenveo Corp., 144A, 10.5%, 8/15/2016		10,000	9,825
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		62,700	43,225
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,613
CSX Corp.:
6.15%, 5/1/2037		150,000	161,274
6.25%, 3/15/2018		190,000	217,961
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		20,000	20,175
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		25,000	24,500
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/2014		20,000	20,900
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		35,000	36,400
Owens Corning, Inc., 9.0%, 6/15/2019		10,000	11,732
United Rentals North America, Inc., 10.875%, 6/15/2016		35,000	39,987
			707,554
Information Technology 0.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		30,000	23,700
eBay, Inc., 1.625%, 10/15/2015		500,000	479,763
		Principal Amount ($) (b)	Value ($)

MasTec, Inc., 7.625%, 2/1/2017		35,000	34,825
SunGard Data Systems, Inc., 10.25%, 8/15/2015		70,000	73,588
Vangent, Inc., 9.625%, 2/15/2015		15,000	13,575
			625,451
Materials 0.3%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		15,000	12,000
CPG International I, Inc., 10.5%, 7/1/2013		50,000	51,000
Crown Americas LLC, 7.625%, 5/15/2017		10,000	10,750
Domtar Corp., 10.75%, 6/1/2017		20,000	25,200
Dow Chemical Co., 4.25%, 11/15/2020		185,000	177,211
Exopack Holding Corp., 11.25%, 2/1/2014		80,000	83,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		209,283	179,983
10.0%, 3/31/2015		206,080	187,533
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		15,000	15,975
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	32,738
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	14,213
NewMarket Corp., 7.125%, 12/15/2016		65,000	66,462
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	10,625
Radnor Holdings Corp., 11.0%, 3/15/2010**		40,000	4
Silgan Holdings, Inc., 7.25%, 8/15/2016		20,000	21,300
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		43,120	23,285
			911,279
Telecommunication Services 0.4%
American Tower Corp.:
5.05%, 9/1/2020		350,000	344,202
7.25%, 5/15/2019		175,000	197,756
AT&T Mobility LLC, 6.5%, 12/15/2011		275,000	290,207
Cincinnati Bell, Inc., 8.375%, 10/15/2020		20,000	19,200
Cricket Communications, Inc., 10.0%, 7/15/2015		50,000	53,563
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	108,497	13,007
Intelsat Corp., 9.25%, 6/15/2016		110,000	118,800
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		60,000	61,650
iPCS, Inc., 2.412%***, 5/1/2013		10,000	9,625
Telesat Canada, 11.0%, 11/1/2015		70,000	78,575
West Corp., 144A, 8.625%, 10/1/2018		10,000	10,600
		Principal Amount ($) (b)	Value ($)

Windstream Corp.:
7.0%, 3/15/2019		25,000	24,625
8.625%, 8/1/2016		10,000	10,525
			1,232,335
Utilities 0.2%
AES Corp.:
8.0%, 10/15/2017		35,000	37,013
8.0%, 6/1/2020		30,000	31,800
DTE Energy Co., 7.625%, 5/15/2014		81,000	93,362
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	226,793
Mirant North America LLC, 7.375%, 12/31/2013		20,000	20,377
NRG Energy, Inc.:
7.375%, 2/1/2016		50,000	51,250
7.375%, 1/15/2017		60,000	61,800
Sempra Energy, 6.5%, 6/1/2016		135,000	156,723
			679,118
Total Corporate Bonds (Cost $20,453,751)			20,913,205

Asset-Backed 0.3%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		379,000	395,663
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.36%***, 5/16/2016		500,000	506,197
Total Asset-Backed (Cost $885,529)			901,860

Mortgage-Backed Securities Pass-Throughs 7.4%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039		1,732,457	1,723,050
6.0%, 3/1/2038		38,000	41,082
Federal National Mortgage Association:
3.274%***, 8/1/2037		166,007	173,882
3.5%, 7/1/2025 (c)		3,350,000	3,374,078
4.0%, with various maturities from 5/1/2039 until 9/1/2040 (c)		4,964,684	4,943,524
4.5%, 9/1/2035		50,883	52,447
5.5%, with various maturities from 4/1/2035 until 4/1/2038 (c)		5,785,220	6,198,399
6.0%, with various maturities from 1/1/2024 until 8/1/2037 (c)		3,091,323	3,370,800
6.5%, with various maturities from 5/1/2017 until 1/1/2038 (c)		553,536	614,569
8.0%, 9/1/2015		68,510	74,278
		Principal Amount ($) (b)	Value ($)

Government National Mortgage Association:
4.5%, 7/1/2039 (c)		750,000	778,770
5.0%, 5/1/2038 (c)		750,000	797,402
5.5%, 5/1/2036 (c)		750,000	810,527
Total Mortgage-Backed Securities Pass-Throughs (Cost $22,807,624)			22,952,808

Commercial Mortgage-Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.742%***, 2/10/2051		750,000	798,887
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		862,000	898,150
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%***, 7/10/2038		425,000	463,674
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP7, 5.872%***, 4/15/2045		315,000	344,487
"A4", Series 2007-LD12, 5.882%, 2/15/2051		625,000	661,722
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030		17,711	17,718
"A4", Series 2006-C1, 5.156%, 2/15/2031		1,250,000	1,335,222
"A3", Series 2006-C7, 5.347%, 11/15/2038		700,000	740,082
"A4", Series 2007-C6, 5.858%, 7/15/2040		300,000	315,201
Total Commercial Mortgage-Backed Securities (Cost $5,188,170)			5,575,143

Collateralized Mortgage Obligations 0.3%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%***, 2/25/2048		582,444	583,358
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031		5,440	5,956
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.715%***, 10/7/2020		388,217	387,732
Total Collateralized Mortgage Obligations (Cost $977,260)			977,046

Government & Agency Obligations 9.4%
Sovereign Bonds 2.6%
Federal Republic of Germany — Inflation Linked Note, 2.25%, 4/15/2013	EUR	214,842	304,764
Government of Canada — Inflation Linked Bond, 4.0%, 12/1/2031	CAD	269,751	419,738
		Principal Amount ($) (b)	Value ($)

Government of France — Inflation Linked Bonds:
1.0%, 7/25/2017	EUR	242,906	331,908
2.25%, 7/25/2020	EUR	510,081	736,840
3.15%, 7/25/2032	EUR	543,526	917,436
Government of Japan — Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	41,664,000	515,989
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	2,650,000	533,164
Republic of Italy — Inflation Linked Bond, 2.1%, 9/15/2017	EUR	152,842	199,267
Republic of Poland, 6.375%, 7/15/2019		100,000	112,021
State of Qatar, 144A, 6.4%, 1/20/2040		100,000	108,500
United Kingdom Treasury — Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	413,068	729,668
1.875%, 11/22/2022	GBP	532,462	947,438
2.0%, 1/26/2035	GBP	225,000	591,574
2.5%, 8/16/2013	GBP	120,000	521,807
2.5%, 7/26/2016	GBP	112,000	547,516
2.5%, 4/16/2020	GBP	91,000	453,099
			7,970,729
US Treasury Obligations 6.8%
US Treasury Bill, 0.185%****, 3/17/2011 (d)		188,000	187,958
US Treasury Bonds:
4.75%, 2/15/2037		1,500,000	1,612,032
5.375%, 2/15/2031		1,500,000	1,751,016
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		794,754	884,412
3.625%, 4/15/2028		845,113	1,090,921
3.875%, 4/15/2029		159,643	214,109
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		185,523	200,973
2.375%, 1/15/2017		732,031	815,757
2.5%, 7/15/2016		481,908	540,867
3.375%, 1/15/2012		538,244	562,676
US Treasury Notes:
1.75%, 1/31/2014		8,000,000	8,167,504
3.125%, 5/15/2019		500,000	505,273
3.625%, 2/15/2020		2,750,000	2,853,983
4.5%, 11/15/2015		1,500,000	1,679,413
			21,066,894
Total Government & Agency Obligations (Cost $27,802,685)			29,037,623

Loan Participations and Assignments 0.0%
Senior Loans***
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		22,288	19,602
Letter of Credit, 2.289%, 3/26/2014		1,336	1,175
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		91,366	88,145
Total Loan Participations and Assignments (Cost $113,854)			108,922
		Principal Amount ($) (b)	Value ($)

Municipal Bonds and Notes 0.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		125,000	116,633
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (e)		185,000	170,342
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		500,000	488,680
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		150,000	151,029
Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014, INS: NATL		240,000	269,162
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014		365,000	405,895
Total Municipal Bonds and Notes (Cost $1,639,001)			1,601,741

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (f)		218,000	225,035
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	31,000
Total Preferred Securities (Cost $244,655)			256,035
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	2,000
	Shares	Value ($)

Exchange-Traded Funds 12.7%
iShares JPMorgan USD Emerging Markets Bond Fund	41,986	4,495,861
iShares Russell 2000 Value Index Fund	90,940	6,464,925
SPDR Barclays Capital International Treasury Bond	79,818	4,666,160
Vanguard Emerging Markets Fund	198,166	9,541,693
Vanguard Total Bond Market Fund	172,600	13,854,602
Total Exchange-Traded Funds (Cost $33,133,216)		39,023,241

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 0.27% (g) (h) (Cost $20,930,886)	20,930,886	20,930,886

Cash Equivalents 6.4%
Central Cash Management Fund, 0.19% (g) (Cost $19,630,591)	19,630,591	19,630,591
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $294,182,058)+	109.3	336,821,795
Other Assets and Liabilities, Net	(9.3)	(28,549,600)
Net Assets	100.0	308,272,195

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks LP	9.25%	8/1/2015	25,000	USD	25,000	4,250
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	25,000	USD	25,000	88
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	4
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	38
Vertis, Inc.	13.5%	4/1/2014	42,609	USD	17,309	1,278
Wolverine Tube, Inc.	15.0%	3/31/2012	43,120	USD	43,120	23,285
Young Broadcasting, Inc.	8.75%	1/15/2014	130,000	USD	111,175	1
					302,624	28,944

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $297,261,185. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $39,560,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,622,458 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,061,848.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $20,273,579, which is 6.6% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) When-issued or delayed delivery security included.

(d) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Taxable issue.

(f) Date shown is call date; not a maturity date for the perpetual preferred securities.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDIC: Federal Deposit Insurance Corp.

INS: Insured

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in-kind.

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	135	14,263,722	106,442
10 Year US Treasury Note	USD	3/22/2011	190	22,883,125	(619,876)
2 Year US Treasury Note	USD	3/31/2011	296	64,796,250	46,626
DAX Index	EUR	3/18/2011	5	1,157,069	(21,631)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2011	19	2,767,604	(3,082)
FTSE 100 Index	GBP	3/18/2011	23	2,113,187	20,440
Hang Seng Index	HKD	1/28/2011	2	296,161	3,975
IBEX 35 Index	EUR	1/21/2011	3	392,511	(10,011)
S&P 500 E-Mini Index	USD	3/18/2011	22	1,378,300	18,810
TOPIX Index	JPY	3/11/2011	13	1,434,659	27,109
United Kingdom Long Gilt Bond	GBP	3/29/2011	39	7,265,574	(20,286)
Total net unrealized depreciation					(451,484)

At December 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2011	75	9,244,695	(38,137)
10 Year Japanese Government Bond	JPY	3/10/2011	25	43,296,588	(185,124)
10 Year US Treasury Note	USD	3/22/2011	46	5,540,125	141,906
30 Year US Treasury Bond	USD	3/22/2011	20	2,442,500	100,625
AEX Index	EUR	1/21/2011	8	758,591	(6,200)
ASX SPI 200 Index	AUD	3/17/2011	10	1,209,461	11,251
CAC 40 Index	EUR	1/21/2011	11	559,970	13,450
DJ Euro Stoxx 50 Index	EUR	3/18/2011	43	1,605,457	40,797
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	170	28,466,796	184,919
FTSE MIB Index	EUR	3/18/2011	7	944,998	25,958
Russell 2000 E-Mini Index	USD	3/18/2011	4	312,920	(3,460)
S&P TSE 60 Index	CAD	3/17/2011	3	462,899	(7,640)
Ultra Long-Term US Treasury Bond	USD	3/22/2011	5	635,469	17,461
Total net unrealized appreciation					295,806

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,039,377	JPY	171,066,000	1/25/2011	68,229	UBS AG
USD	6,964,033	CAD	7,014,000	1/25/2011	86,748	UBS AG
USD	5,657,268	SEK	38,571,000	1/25/2011	72,772	UBS AG
USD	13,515,110	AUD	13,690,000	1/25/2011	439,420	UBS AG
USD	5,303,999	NOK	31,449,000	1/25/2011	78,876	UBS AG
GBP	3,926,000	USD	6,134,120	1/25/2011	14,340	UBS AG
Total unrealized appreciation					760,385
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	8,600	USD	11,386	1/20/2011	(105)	JPMorgan Chase Securities, Inc.
EUR	681,000	USD	908,241	1/25/2011	(1,740)	UBS AG
CHF	9,665,000	USD	10,065,140	1/25/2011	(275,076)	UBS AG
NZD	11,904,000	USD	8,855,028	1/25/2011	(400,816)	UBS AG
Total unrealized depreciation					(677,737)
Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (i) Consumer Discretionary	$ 16,158,616	$ 4,334,308	$ 39	$ 20,492,963
Consumer Staples	11,285,599	4,711,312	—	15,996,911
Energy	20,434,131	3,111,910	—	23,546,041
Financials	12,709,915	6,665,155	—	19,375,070
Health Care	15,727,947	2,308,612	—	18,036,559
Industrials	14,248,430	6,637,163	0	20,885,593
Information Technology	26,824,520	2,711,366	—	29,535,886
Materials	8,165,367	3,377,495	1,934	11,544,796
Telecommunication Services	6,617,978	1,790,162	—	8,408,140
Utilities	6,427,251	661,484	—	7,088,735
Fixed Income Investments (i) Corporate Bonds	—	20,498,209	414,996	20,913,205
Asset Backed	—	901,860	—	901,860
Mortgage-Backed Securities Pass-Throughs	—	22,952,808	—	22,952,808
Commercial Mortgage-Backed Securities	—	5,575,143	—	5,575,143
Collateralized Mortgage Obligations	—	977,046	—	977,046
Government & Agency Obligations	—	28,849,665	—	28,849,665
Loan Participations and Assignments	—	108,922	—	108,922
Municipal Bonds and Notes	—	1,601,741	—	1,601,741
Preferred Securities	—	256,035	—	256,035
Other Investments	—	—	2,000	2,000
Exchange-Traded Funds	39,023,241	—	—	39,023,241
Short-Term Investments (i)	40,561,477	187,958	—	40,749,435
Derivatives (j)	—	760,385	—	760,385
Total	$ 218,184,472	$ 118,978,739	$ 418,969	$ 337,582,180
Liabilities
Derivatives (j)	$ (155,678)	$ (677,737)	$ —	$ (833,415)
Total	$ (155,678)	$ (677,737)	$ —	$ (833,415)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks and/or Other Equity Investments				Corporate Bonds	Other Investments	Total
	Consumer Discretionary	Industrials	Financials	Materials
Balance as of December 31, 2009	$ 0	$ —	$ 278,682	$ 0	$ 383,110	$ —	$ 661,792
Realized gains (loss)	(8,344)	—	107,337	—	—	—	98,993
Change in unrealized appreciation (depreciation)	8,342	0	(37,791)	1,934	33,279	—	5,764
Amortization premium/discount	—	—	—	—	5,349	—	5,349
Net purchases (sales)	41	—	(348,228)	—	—	2,000	(346,187)
Transfers into Level 3	—	—	—	—	4,178 (k)	—	4,178
Transfers (out) of Level 3	—	—	—	—	(10,920) (l)	—	(10,920)
Balance as of December 31, 2010	$ 39	$ 0	$ —	$ 1,934	$ 414,996	$ 2,000	$ 418,969
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ (2)	$ 0	$ —	$ 1,934	$ 33,279	$ —	$ 35,211

Transfers between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $253,620,581) — including $20,273,579 of securities loaned	$ 296,260,318
Investment in Daily Assets Fund Institutional (cost $20,930,886)*	20,930,886
Investment in Central Cash Management Fund (cost $19,630,591)	19,630,591
Total investments, at value (cost $294,182,058)	336,821,795
Cash	131,748
Foreign currency, at value (cost $192,052)	209,917
Deposits with broker for open futures contracts	5,279,599
Receivable for investments sold	3,698
Receivable for Fund shares sold	2,493
Dividends receivable	249,181
Interest receivable	712,583
Unrealized appreciation on open forward foreign currency exchange contracts	760,385
Foreign taxes recoverable	53,154
Other assets	1,722
Total assets	344,226,275
Liabilities
Payable upon return of securities loaned	20,930,886
Payable for investments purchased	203,348
Payable for when-issued and delayed delivery securities purchased	13,171,613
Payable for Fund shares redeemed	160,169
Payable for variation margin on open futures contracts	467,763
Unrealized depreciation on open forward foreign currency exchange contracts	677,737
Accrued management fee	106,819
Deferred foreign taxes payable	5,598
Other accrued expenses and payables	230,147
Total liabilities	35,954,080
Net assets, at value	$ 308,272,195
Net Assets Consist of
Undistributed net investment income	4,323,414
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,598)	42,634,139
Futures	(155,678)
Foreign currency	80,115
Accumulated net realized gain (loss)	(54,154,043)
Paid-in capital	315,544,248
Net assets, at value	$ 308,272,195
Class A Net Asset Value, offering and redemption price per share ($308,272,195 ÷ 13,930,205 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 22.13

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $105,864)	$ 4,481,983
Interest	3,237,650
Income distributions — Central Cash Management Fund	63,397
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,944
Total income	7,832,974
Expenses: Management fee	1,124,396
Administration fee	307,796
Services to shareholders	5,088
Custodian fee	287,824
Professional fees	99,564
Trustees' fees and expenses	12,524
Reports to shareholders	62,119
Other	116,154
Total expenses	2,015,465
Net investment income (loss)	5,817,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of deferred foreign taxes of $325)	19,036,432
Futures	(325,572)
Foreign currency	(47,856)
18,663,004
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,598)	7,992,264
Futures	94,474
Foreign currency	(135,693)
7,951,045
Net gain (loss)	26,614,049
Net increase (decrease) in net assets resulting from operations	$ 32,431,558

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 5,817,509	$ 7,279,172
Net realized gain (loss)	18,663,004	(21,287,397)
Change in net unrealized appreciation (depreciation)	7,951,045	77,797,202
Net increase (decrease) in net assets resulting from operations	32,431,558	63,788,977
Distributions to shareholders from: Net investment income: Class A	(9,827,154)	(11,680,702)
Total distributions	(9,827,154)	(11,680,702)
Fund share transactions: Class A Proceeds from shares sold	4,966,734	6,740,726
Shares issued to shareholders in reinvestment of distributions	9,827,154	11,680,702
Payments for shares redeemed	(48,195,061)	(58,626,337)
Shares converted*	—	39,887
Net increase (decrease) in net assets from Class A share transactions	(33,401,173)	(40,165,022)
Class B Payments for shares redeemed	—	(307)
Shares converted*	—	(39,887)
Net increase (decrease) in net assets from Class B share transactions	—	(40,194)
Increase (decrease) in net assets	(10,796,769)	11,903,059
Net assets at beginning of period	319,068,964	307,165,905
Net assets at end of period (including undistributed net investment income of $4,323,414 and $9,339,818, respectively)	$ 308,272,195	$ 319,068,964
Other Information
Class A Shares outstanding at beginning of period	15,551,177	17,697,143
Shares sold	238,427	369,933
Shares issued to shareholders in reinvestment of distributions	467,070	740,222
Shares redeemed	(2,326,469)	(3,258,791)
Shares converted*	—	2,670
Net increase (decrease) in Class A shares	(1,620,972)	(2,145,966)
Shares outstanding at end of period	13,930,205	15,551,177
Class B Shares outstanding at beginning of period	—	2,694
Shares redeemed	—	(19)
Shares converted*	—	(2,675)
Net increase (decrease) in Class B shares	—	(2,694)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 17.35	$ 24.81	$ 24.46	$ 22.75
Income (loss) from investment operations: Net investment income[a]	.39	.44	.61	.74	.69[c]
Net realized and unrealized gain (loss)	1.88	3.43	(7.20)	.42	1.60
Total from investment operations	2.27	3.87	(6.59)	1.16	2.29
Less distributions from: Net investment income	(.66)	(.70)	(.87)	(.81)	(.58)
Net asset value, end of period	$ 22.13	$ 20.52	$ 17.35	$ 24.81	$ 24.46
Total Return (%)	11.22	23.43	(27.33)[b]	4.84[b]	10.24[b,c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	319	307	528	600
Ratio of expenses before expense reductions (%)	.65	.60	.64	.52	.55
Ratio of expenses after expense reductions (%)	.65	.60	.62	.51	.51
Ratio of net investment income (%)	1.89	2.40	2.83	3.00	2.99[c]
Portfolio turnover rate (%)	203	207	263	199	108

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2010

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.75% and 1.02% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

Fund returns shown during the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,377	$9,375	$11,221	$11,957
	Average annual total return	13.77%	-2.13%	2.33%	1.80%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,355	$9,323	$11,077	$16,186
	Average annual total return	13.55%	-2.31%	2.07%	5.83%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$15,703
	Average annual total return	16.10%	-2.37%	2.59%	5.45%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Blue Chip VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,218.50	$ 1,216.40
Expenses Paid per $1,000*	$ 4.14	$ 5.59
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.48	$ 1,020.16
Expenses Paid per $1,000*	$ 3.77	$ 5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.74%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Blue Chip VIP

US equities performed very well during 2010, as investors were cheered by gradually improving economic data and surprisingly strong corporate profits. The Russell 1000® Index — the Fund's benchmark — gained 16.10% on the year, building on its 28.43% rally of 2009. The Class A shares of the Fund, while also producing a positive return of 13.77%, fell short of the benchmark.

Our approach to managing the Fund is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value, quality and market sentiment, and dynamic in that we can choose to give different weightings to these factors based on a rigorous analysis of the past that seeks to determine which periods are most like now. The past year was a highly rotational year for style performance, with leadership changing several times — from growth to market sentiment, then to quality and then back to market sentiment. The Fund's growth and market sentiment factors performed relatively well over the full year, whereas the value and quality factors were mostly weak. We started the year with healthy weightings to market sentiment and growth, which added value early in the year. However, our relatively large weighting toward value throughout the year more than offset this and proved to be the biggest drag on relative performance.

From a sector perspective, our stock selection process was least effective in the technology segment, where our overweight positions in Microsoft Corp., Computer Sciences Corp. and the disk-drive maker Western Digital Corp.* weighed on performance.1 The industrials sector was an additional area of underperformance, due in part to our overweights in Raytheon Co. and the truck manufacturer Oshkosh Corp. Our stock picks also fell short in the utilities and consumer staples sectors. On the plus side, we outperformed the benchmark by a wide margin in the energy sector. We generated strong performance by moving to overweight positions in stocks that plummeted sharply in the wake of the Gulf oil spill and then staged rebounds from undervalued levels, such as Transocean Ltd., Anadarko Petroleum Corp.* and National Oilwell Varco, Inc. We also performed very well within financials, thanks in part to our overweight positions in Berkshire Hathaway, Inc. and ACE Ltd.

Robert Wang
Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC
Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the Fund as of December 31, 2010.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	19%	19%
Financials	17%	11%
Health Care	14%	14%
Industrials	12%	13%
Energy	11%	9%
Consumer Discretionary	11%	12%
Consumer Staples	7%	11%
Materials	5%	5%
Telecommunication Services	2%	4%
Utilities	2%	2%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 50.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 10.4%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	6,700	79,395
Diversified Consumer Services 0.5%
Apollo Group, Inc. "A"*	3,400	134,266
Career Education Corp.* (a)	9,800	203,154
Coinstar, Inc.*	1,700	95,948
DeVry, Inc.	1,600	76,768
Sotheby's	1,700	76,500
		586,636
Hotels Restaurants & Leisure 1.0%
Chipotle Mexican Grill, Inc.* (a)	600	127,596
McDonald's Corp.	3,600	276,336
Panera Bread Co. "A"*	1,500	151,815
Starbucks Corp.	16,200	520,506
		1,076,253
Household Durables 0.2%
Garmin Ltd. (a)	6,700	207,633
Internet & Catalog Retail 1.0%
Liberty Media Corp. — Interactive "A"*	35,100	553,527
Priceline.com, Inc.*	1,400	559,370
		1,112,897
Media 2.8%
CBS Corp. "B"	9,100	173,355
Comcast Corp. "A" (a)	54,500	1,197,365
Liberty Media-Starz "A"*	1,900	126,312
McGraw-Hill Companies, Inc.	4,700	171,127
News Corp. "A"	9,800	142,688
Time Warner, Inc.	21,233	683,066
Walt Disney Co. (a)	13,900	521,389
		3,015,302
Multiline Retail 0.8%
Dillard's, Inc. "A" (a)	17,500	663,950
Kohl's Corp.*	4,600	249,964
		913,914
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,600	502,740
American Eagle Outfitters, Inc.	10,200	149,226
AnnTaylor Stores Corp.*	2,900	79,431
Barnes & Noble, Inc. (a)	8,400	118,860
Chico's FAS, Inc.	6,200	74,586
Guess?, Inc.	2,400	113,568
Rent-A-Center, Inc.	3,900	125,892
Ross Stores, Inc.	2,700	170,775
The Gap, Inc.	39,300	870,102
TJX Companies, Inc.	14,100	625,899
		2,831,079
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.	7,200	398,232
Deckers Outdoor Corp.*	2,200	175,428
NIKE, Inc. "B" (a)	4,600	392,932
VF Corp.	6,000	517,080
		1,483,672
	Shares	Value ($)

Consumer Staples 6.9%
Beverages 0.2%
Molson Coors Brewing Co. "B"	4,300	215,817
Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	26,700	1,439,931
Whole Foods Market, Inc.* (a)	900	45,531
		1,485,462
Food Products 2.7%
Archer-Daniels-Midland Co.	15,600	469,248
Corn Products International, Inc.	4,800	220,800
Fresh Del Monte Produce, Inc.	6,200	154,690
H.J. Heinz Co.	6,000	296,760
Hormel Foods Corp.	2,300	117,898
The Hershey Co.	15,700	740,255
Tyson Foods, Inc. "A" (a)	51,600	888,552
Unilever PLC (ADR)	2,900	89,552
		2,977,755
Household Products 0.6%
Kimberly-Clark Corp.	2,400	151,296
Procter & Gamble Co.	7,900	508,207
		659,503
Personal Products 0.4%
Estee Lauder Companies, Inc. "A"	1,200	96,840
Herbalife Ltd.	5,600	382,872
		479,712
Tobacco 1.6%
Lorillard, Inc.	8,900	730,334
Philip Morris International, Inc.	16,400	959,892
		1,690,226
Energy 11.2%
Energy Equipment & Services 3.4%
Complete Production Services, Inc.*	11,100	328,005
Diamond Offshore Drilling, Inc.	3,200	213,984
FMC Technologies, Inc.*	1,300	115,583
Helmerich & Payne, Inc.	2,000	96,960
Nabors Industries Ltd.*	12,200	286,212
National Oilwell Varco, Inc.	16,400	1,102,900
Noble Corp. (a)	4,900	175,273
Oceaneering International, Inc.* (a)	2,100	154,623
Oil States International, Inc.*	10,800	692,172
Transocean Ltd.* (a)	7,500	521,325
		3,687,037
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	13,000	1,186,250
Cimarex Energy Co.	1,500	132,795
CNOOC Ltd. (ADR)	400	95,348
Devon Energy Corp.	13,100	1,028,481
Exxon Mobil Corp.	30,000	2,193,600
Hess Corp.	9,000	688,860
Murphy Oil Corp.	10,300	767,865
Newfield Exploration Co.*	2,800	201,908
Noble Energy, Inc.	4,100	352,928
Occidental Petroleum Corp.	6,700	657,270
Valero Energy Corp.	48,700	1,125,944
		8,431,249
	Shares	Value ($)

Financials 17.2%
Capital Markets 1.8%
Ameriprise Financial, Inc.	2,900	166,895
BlackRock, Inc.	1,900	362,102
Janus Capital Group, Inc.	5,800	75,226
Legg Mason, Inc.	4,800	174,096
State Street Corp.	5,400	250,236
T. Rowe Price Group, Inc. (a)	4,800	309,792
The Goldman Sachs Group, Inc.	3,600	605,376
		1,943,723
Commercial Banks 4.0%
CIT Group, Inc.*	8,800	414,480
Fifth Third Bancorp. (a)	50,600	742,808
Huntington Bancshares, Inc.	36,200	248,694
KeyCorp (a)	45,600	403,560
M&T Bank Corp. (a)	1,800	156,690
PNC Financial Services Group, Inc.	9,900	601,128
SunTrust Banks, Inc.	38,500	1,136,135
Wells Fargo & Co.	22,100	684,879
		4,388,374
Consumer Finance 2.4%
Capital One Financial Corp. (a)	40,900	1,740,704
Discover Financial Services	46,200	856,086
		2,596,790
Diversified Financial Services 2.7%
Bank of America Corp.	30,900	412,206
Citigroup, Inc.*	75,300	356,169
CME Group, Inc.	800	257,400
JPMorgan Chase & Co.	38,700	1,641,654
PHH Corp.*	7,500	173,625
The NASDAQ OMX Group, Inc.* (a)	5,300	125,663
		2,966,717
Insurance 5.8%
ACE Ltd.	21,900	1,363,275
Aflac, Inc.	5,400	304,722
Allied World Assurance Co. Holdings Ltd.	5,400	320,976
Arch Capital Group Ltd.*	2,000	176,100
Aspen Insurance Holdings Ltd.	4,200	120,204
Assurant, Inc.	3,400	130,968
Axis Capital Holdings Ltd.	3,200	114,816
Berkshire Hathaway, Inc. "A"*	2	240,900
Berkshire Hathaway, Inc. "B"*	2,240	179,446
Chubb Corp.	16,300	972,132
Everest Re Group Ltd.	2,000	169,640
Hartford Financial Services Group, Inc.	10,100	267,549
Platinum Underwriters Holdings Ltd.	2,400	107,928
The Travelers Companies, Inc.	33,100	1,844,001
		6,312,657
Real Estate Investment Trusts 0.5%
HCP, Inc. (REIT)	5,500	202,345
Public Storage (REIT)	1,700	172,414
SL Green Realty Corp. (REIT)	1,600	108,016
		482,775
Health Care 13.5%
Biotechnology 1.7%
Biogen Idec, Inc.*	8,100	543,105
Celgene Corp.*	5,700	337,098
Cephalon, Inc.* (a)	16,700	1,030,724
		1,910,927
	Shares	Value ($)

Health Care Providers & Services 8.1%
Aetna, Inc.	20,800	634,608
AmerisourceBergen Corp.	43,800	1,494,456
Cardinal Health, Inc.	45,700	1,750,767
Coventry Health Care, Inc.*	28,400	749,760
Health Net, Inc.*	5,100	139,179
Humana, Inc.*	16,600	908,684
UnitedHealth Group, Inc.	51,400	1,856,054
WellPoint, Inc.*	21,600	1,228,176
		8,761,684
Pharmaceuticals 3.7%
Eli Lilly & Co.	38,000	1,331,520
Endo Pharmaceuticals Holdings, Inc.*	13,700	489,227
Forest Laboratories, Inc.*	57,700	1,845,246
Medicis Pharmaceutical Corp. "A"	4,200	112,518
Par Pharmaceutical Companies, Inc.*	6,300	242,613
		4,021,124
Industrials 11.5%
Aerospace & Defense 3.1%
General Dynamics Corp.	9,500	674,120
Honeywell International, Inc.	7,500	398,700
Northrop Grumman Corp. (a)	25,600	1,658,368
Raytheon Co.	13,300	616,322
		3,347,510
Air Freight & Logistics 1.6%
FedEx Corp.	4,700	437,147
United Parcel Service, Inc. "B"	18,100	1,313,698
		1,750,845
Airlines 0.2%
Alaska Air Group, Inc.*	2,900	164,401
Commercial Services & Supplies 0.4%
Cintas Corp.	4,800	134,208
R.R. Donnelley & Sons Co.	16,600	290,002
		424,210
Construction & Engineering 0.4%
EMCOR Group, Inc.*	10,200	295,596
KBR, Inc.	5,200	158,444
		454,040
Electrical Equipment 0.2%
Rockwell Automation, Inc.	2,300	164,933
Industrial Conglomerates 1.1%
3M Co.	14,200	1,225,460
Machinery 2.0%
Danaher Corp.	8,200	386,794
Dover Corp.	3,100	181,195
Eaton Corp.	5,200	527,852
Ingersoll-Rand PLC	7,200	339,048
Oshkosh Corp.*	12,200	429,928
Parker Hannifin Corp.	1,900	163,970
Trinity Industries, Inc. (a)	6,500	172,965
		2,201,752
Professional Services 0.3%
Manpower, Inc.	4,600	288,696
Road & Rail 1.6%
Norfolk Southern Corp.	13,200	829,224
Ryder System, Inc.	18,100	952,784
		1,782,008
	Shares	Value ($)

Trading Companies & Distributors 0.6%
W.W. Grainger, Inc. (a)	4,900	676,739
Information Technology 18.7%
Communications Equipment 1.6%
F5 Networks, Inc.*	4,500	585,720
Nokia Corp. (ADR) (a)	34,100	351,912
Research In Motion Ltd.*	10,900	633,617
Tellabs, Inc.	20,600	139,668
		1,710,917
Computers & Peripherals 0.7%
Dell, Inc.*	8,800	119,240
Lexmark International, Inc. "A"*	16,800	584,976
		704,216
Electronic Equipment, Instruments & Components 3.9%
Anixter International, Inc.	1,800	107,514
Arrow Electronics, Inc.*	21,600	739,800
Avnet, Inc.*	18,400	607,752
FLIR Systems, Inc.*	2,600	77,350
Ingram Micro, Inc. "A"*	24,900	475,341
Jabil Circuit, Inc.	12,800	257,152
Power-One, Inc.* (a)	11,500	117,300
Tech Data Corp.*	11,600	510,632
Tyco Electronics Ltd.	27,700	980,580
Vishay Intertechnology, Inc.* (a)	28,000	411,040
		4,284,461
Internet Software & Services 0.8%
AOL, Inc.*	15,000	355,650
IAC/InterActiveCorp.* (a)	17,700	507,990
		863,640
IT Services 5.4%
Automatic Data Processing, Inc.	13,000	601,640
Cognizant Technology Solutions Corp. "A"*	3,900	285,831
Computer Sciences Corp.	28,300	1,403,680
International Business Machines Corp.	20,400	2,993,904
Western Union Co. (a)	31,900	592,383
		5,877,438
Semiconductors & Semiconductor Equipment 3.4%
Altera Corp. (a)	10,500	373,590
Analog Devices, Inc.	8,800	331,496
Fairchild Semiconductor International, Inc.* (a)	8,500	132,685
Intel Corp.	94,500	1,987,335
Lam Research Corp.*	3,000	155,340
Marvell Technology Group Ltd.*	19,500	361,725
Maxim Integrated Products, Inc.	7,100	167,702
Micron Technology, Inc.* (a)	25,900	207,718
		3,717,591
Software 2.9%
Activision Blizzard, Inc.	32,400	403,056
Microsoft Corp.	97,900	2,733,368
		3,136,424
	Shares	Value ($)

Materials 5.3%
Chemicals 2.4%
Ashland, Inc.	6,700	340,762
Cytec Industries, Inc.	1,600	84,896
E.I. du Pont de Nemours & Co.	21,500	1,072,420
Lubrizol Corp.	8,800	940,544
Potash Corp. of Saskatchewan, Inc. (a)	1,000	154,830
		2,593,452
Metals & Mining 2.6%
Barrick Gold Corp.	7,400	393,532
Freeport-McMoRan Copper & Gold, Inc.	11,200	1,345,008
Newmont Mining Corp.	18,500	1,136,455
		2,874,995
Paper & Forest Products 0.3%
Domtar Corp.	2,200	167,024
MeadWestvaco Corp.	4,900	128,184
		295,208
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	16,700	490,646
Verizon Communications, Inc.	51,700	1,849,826
		2,340,472
Wireless Telecommunication Services 0.3%
Vodafone Group PLC (ADR)	14,300	377,949
Utilities 1.6%
Electric Utilities 0.8%
Duke Energy Corp.	34,700	618,007
Exelon Corp.	7,600	316,464
		934,471
Independent Power Producers & Energy Traders 0.6%
NRG Energy, Inc.* (a)	34,108	666,470
Multi-Utilities 0.2%
Ameren Corp.	6,800	191,692
Total Common Stocks (Cost $91,736,793)		107,368,303

Securities Lending Collateral 12.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $13,084,837)	13,084,837	13,084,837

Cash Equivalents 1.0%
Central Cash Management Fund, 0.19% (b) (Cost $1,081,171)	1,081,171	1,081,171
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $105,902,801)+	111.8	121,534,311
Other Assets and Liabilities, Net	(11.8)	(12,874,612)
Net Assets	100.0	108,659,699

* Non-income producing security.

+ The cost for federal income tax purposes was $106,855,572. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $14,678,739. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,161,936 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,483,197.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $12,717,748, which is 11.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2011	17	1,065,050	15,218
Currency Abbreviation
USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 107,368,303	$ —	$ —	$ 107,368,303
Short-Term Investments (d)	14,166,008	—	—	14,166,008
Derivatives (e)	15,218	—	—	15,218
Total	$ 121,549,529	$ —	$ —	$ 121,549,529

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $91,736,793) — including $12,717,748 of securities loaned	$ 107,368,303
Investment in Daily Assets Fund Institutional (cost $13,084,837)*	13,084,837
Investment in Central Cash Management Fund (cost $1,081,171)	1,081,171
Total investments, at value (cost $105,902,801)	121,534,311
Deposit with brokers for open futures contracts	128,868
Foreign currency, at value (cost $2,134)	2,233
Receivable for Fund shares sold	145,708
Receivable for variation margin on open futures contracts	15,218
Dividends receivable	76,948
Interest receivable	2,889
Other assets	587
Total assets	121,906,762
Liabilities
Payable upon return of securities loaned	13,084,837
Payable for Fund shares redeemed	35,395
Accrued management fee	46,929
Other accrued expenses and payables	79,902
Total liabilities	13,247,063
Net assets, at value	$ 108,659,699
Net Assets Consist of
Undistributed net investment income	1,146,935
Net unrealized appreciation (depreciation) on: Investments	15,631,510
Futures	15,218
Foreign currency	99
Accumulated net realized gain (loss)	(49,691,433)
Paid-in capital	141,557,370
Net assets, at value	$ 108,659,699
Class A Net Asset Value, offering and redemption price per share ($108,493,126 ÷ 10,190,728 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.65
Class B Net Asset Value, offering and redemption price per share ($166,573 ÷ 15,598 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.68

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $521)	$ 1,948,786
Interest	205
Income distributions — Central Cash Management Fund	1,546
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,190
Total income	2,024,727
Expenses: Management fee	580,643
Administration fee	105,571
Services to shareholders	2,584
Distribution service fee (Class B)	399
Custodian fee	19,378
Legal fees	10,001
Audit and tax fees	53,129
Trustees' fees and expenses	6,320
Reports to shareholders	12,605
Other	8,322
Total expenses	798,952
Net investment income (loss)	1,225,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,523,479
Futures	130,929
Foreign currency	(60)
11,654,348
Change in net unrealized appreciation (depreciation) on: Investments	520,926
Futures	7,705
Foreign currency	142
528,773
Net gain (loss)	12,183,121
Net increase (decrease) in net assets resulting from operations	$ 13,408,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 1,225,775	$ 1,559,434
Net realized gain (loss)	11,654,348	(19,218,958)
Change in net unrealized appreciation (depreciation)	528,773	46,824,414
Net increase (decrease) in net assets resulting from operations	13,408,896	29,164,890
Distributions to shareholders from: Net investment income: Class A	(1,575,913)	(2,044,479)
Class B	(1,920)	(2,260)
Total distributions	(1,577,833)	(2,046,739)
Fund share transactions: Class A Proceeds from shares sold	4,447,701	5,027,733
Reinvestment of distributions	1,575,913	2,044,479
Payments for shares redeemed	(20,221,768)	(29,505,512)
Net increase (decrease) in net assets from Class A share transactions	(14,198,154)	(22,433,300)
Class B Proceeds from shares sold	1,931	267
Reinvestment of distributions	1,920	2,260
Payments for shares redeemed	(19,529)	(12,442)
Net increase (decrease) in net assets from Class B share transactions	(15,678)	(9,915)
Increase (decrease) in net assets	(2,382,769)	4,674,936
Net assets at beginning of period	111,042,468	106,367,532
Net assets at end of period (including undistributed net investment income of $1,146,935 and $1,493,480, respectively)	$ 108,659,699	$ 111,042,468
Other Information
Class A Shares outstanding at beginning of period	11,688,302	14,644,836
Shares sold	457,619	630,574
Shares issued to shareholders in reinvestment of distributions	153,448	313,090
Shares redeemed	(2,108,641)	(3,900,198)
Net increase (decrease) in Class A shares	(1,497,574)	(2,956,534)
Shares outstanding at end of period	10,190,728	11,688,302
Class B Shares outstanding at beginning of period	17,241	18,379
Shares sold	199	34
Shares issued to shareholders in reinvestment of distributions	186	344
Shares redeemed	(2,028)	(1,516)
Net increase (decrease) in Class B shares	(1,643)	(1,138)
Shares outstanding at end of period	15,598	17,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 7.25	$ 14.65	$ 16.17	$ 14.88
Income (loss) from investment operations: Net investment income[a]	.11	.12	.12	.17	.17[c]
Net realized and unrealized gain (loss)	1.19	2.27	(4.97)	.36	2.07
Total from investment operations	1.30	2.39	(4.85)	.53	2.24
Less distributions from: Net investment income	(.14)	(.15)	(.21)	(.18)	(.14)
Net realized gains	—	—	(2.34)	(1.87)	(.81)
Total distributions	(.14)	(.15)	(2.55)	(2.05)	(.95)
Net asset value, end of period	$ 10.65	$ 9.49	$ 7.25	$ 14.65	$ 16.17
Total Return (%)	13.77	33.97	(38.49)[b]	3.50	15.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	111	106	242	314
Ratio of expenses before expense reductions (%)	.76	.75	.76	.71	.71
Ratio of expenses after expense reductions (%)	.76	.75	.76	.71	.71
Ratio of net investment income (%)	1.16	1.54	1.12	1.13	1.12[c]
Portfolio turnover rate (%)	146	82	127	275	226

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.51	$ 7.26	$ 14.61	$ 16.12	$ 14.83
Income (loss) from investment operations: Net investment income[a]	.09	.10	.04	.11	.11[c]
Net realized and unrealized gain (loss)	1.19	2.27	(4.89)	.36	2.07
Total from investment operations	1.28	2.37	(4.85)	.47	2.18
Less distributions from: Net investment income	(.11)	(.12)	(.16)	(.11)	(.08)
Net realized gains	—	—	(2.34)	(1.87)	(.81)
Total distributions	(.11)	(.12)	(2.50)	(1.98)	(.89)
Net asset value, end of period	$ 10.68	$ 9.51	$ 7.26	$ 14.61	$ 16.12
Total Return (%)	13.55	33.46	(38.48)[b]	3.15	15.19[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17	.16	.13	11	46
Ratio of expenses before expense reductions (%)	1.02	1.02	1.22	1.09	1.09
Ratio of expenses after expense reductions (%)	1.02	1.02	1.21	1.09	1.09
Ratio of net investment income (%)	.90	1.27	.67	.75	.74[c]
Portfolio turnover rate (%)	146	82	127	275	226

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2010

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.59% for Class A shares, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Bond Index

Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,651	$9,256	$10,053	$12,897
	Average annual total return	6.51%	-2.54%	0.10%	2.58%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Core Fixed Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,011.60
Expenses Paid per $1,000*	$ 3.50
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.73
Expenses Paid per $1,000*	$ 3.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Core Fixed Income VIP	.69%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Core Fixed Income VIP

During the 12-month period ended December 31, 2010, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors outperformed as investors sought yield in an environment of low interest rates. Corporate bonds benefited as corporate profits and balance sheets displayed strength throughout the period, with below-investment-grade issues leading returns. Among other credit sectors, commercial mortgage-backed securities were standout performers, despite an ongoing soft leasing environment in many markets.2

During the 12-month period, the Fund provided a total return of 6.51% (Class A shares, unadjusted for contract charges), compared with the 6.54% return of its benchmark, the Barclays Capital US Aggregate Bond Index.

The Fund's performance versus the benchmark continued to be driven principally by exposure to more credit-sensitive fixed-income sectors. Our overweighting of investment-grade corporate bonds was the leading contributor to returns, while a modest position in high-yield corporates added to performance as well.3 On the downside, our underweighting early in the period of commercial mortgage-backed securities constrained returns. The Fund's positioning with respect to overall duration and interest rate exposure was essentially a neutral factor for performance. We are maintaining a somewhat conservative stance with respect to overall interest rate exposure as we monitor the impact of Fed bond purchases on inflation expectations and rates. In addition, we are closely watching economic data, which increasingly appear to indicate that the recovery is taking hold, a trend that would bode well for continued outperformance by credit-oriented sectors. Corporate balance sheets on the whole are in excellent condition and we are maintaining our overweighting of investment-grade corporate bonds. Our small high-yield position is being maintained as well, although we will not hesitate to move out of this sector if tighter spreads versus investment-grade issues change our risk/reward analysis.4

Kenneth R. Bowling, CFA
John Brennan
Jamie Guenther, CFA
Bruce Harley, CFA, CEBS
J. Kevin Horsley, CFA, CPA
J. Richard Robben, CFA
David Vignolo, CFA
Stephen Willer, CFA

Portfolio Managers

Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Net Assets)	12/31/10	12/31/09

Mortgage-Backed Securities Pass-Throughs	30%	39%
Government & Agency Obligations	27%	19%
Corporate Bonds	23%	22%
Commercial Mortgage-Backed Securities	7%	4%
Municipal Bonds and Notes	7%	6%
Cash Equivalents and Other Assets and Liabilities, net	3%	5%
Collateralized Mortgage Obligations	2%	4%
Asset-Backed	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

US Government and Agencies	59%	50%
AAA	3%	23%
AA	7%	5%
A	13%	10%
BBB	15%	11%
BB	2%	—
Not Rated	1%	1%
	100%	100%
Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.0 years	6.8 years
Effective Duration	5.0 years	4.5 years

Asset allocation and Interest Rate Sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 66.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 29.4%
Consumer Discretionary 4.0%
AMC Entertainment, Inc., 8.75%, 6/1/2019	143,000	152,652
CBS Corp., 5.9%, 10/15/2040	380,000	366,045
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	180,000	244,106
DIRECTV Holdings LLC:
3.125%, 2/15/2016	200,000	197,333
6.35%, 3/15/2040	312,000	328,215
Home Depot, Inc.:
5.4%, 9/15/2040	175,000	169,946
5.875%, 12/16/2036	75,000	78,011
Lowe's Companies, Inc., 3.75%, 4/15/2021	300,000	290,043
MGM Resorts International, 144A, 9.0%, 3/15/2020	500,000	550,000
NBC Universal, Inc., 144A, 5.95%, 4/1/2041	172,000	171,982
Time Warner, Inc.:
6.2%, 3/15/2040	250,000	265,763
7.625%, 4/15/2031	250,000	303,921
Yum! Brands, Inc.:
3.875%, 11/1/2020	300,000	286,586
5.3%, 9/15/2019	100,000	105,917
		3,510,520
Consumer Staples 3.0%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	400,000	497,739
CVS Caremark Corp., 6.125%, 9/15/2039	825,000	881,478
Kellogg Co., 4.0%, 12/15/2020	200,000	197,251
Kraft Foods, Inc., 5.375%, 2/10/2020	825,000	887,922
Kroger Co., 5.4%, 7/15/2040	150,000	142,172
		2,606,562
Energy 4.2%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	530,000	684,930
Enterprise Products Operating LLC, 4.6%, 8/1/2012	500,000	524,768
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	300,000	309,910
ONEOK Partners LP, 6.15%, 10/1/2016	321,000	360,760
Plains All American Pipeline LP, 8.75%, 5/1/2019	750,000	930,746
Weatherford International Ltd., 5.125%, 9/15/2020	550,000	547,268
Williams Partners LP, 4.125%, 11/15/2020	360,000	340,988
		3,699,370
Financials 11.5%
American Express Co., 7.0%, 3/19/2018	700,000	815,341
Bank of America Corp.:
5.625%, 7/1/2020	410,000	417,992
5.65%, 5/1/2018	865,000	883,833
6.5%, 8/1/2016	80,000	86,807
Citigroup, Inc., 5.375%, 8/9/2020	800,000	831,206
	Principal Amount ($)	Value ($)

Fifth Third Bancorp., 5.45%, 1/15/2017	390,000	398,644
Ford Motor Credit Co., LLC, 8.0%, 6/1/2014	1,000,000	1,101,707
General Electric Capital Corp., Series A, 5.625%, 5/1/2018	600,000	654,308
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	270,000	254,727
JPMorgan Chase & Co., 5.125%, 9/15/2014	1,000,000	1,064,071
KeyBank NA, 5.7%, 11/1/2017	300,000	305,505
Lincoln National Corp., 8.75%, 7/1/2019	350,000	437,797
MetLife, Inc., 7.717%, 2/15/2019	395,000	484,954
Morgan Stanley, Series F, 6.0%, 4/28/2015	490,000	530,671
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	200,000	275,885
PNC Funding Corp., 5.25%, 11/15/2015	450,000	481,587
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	130,000	139,642
6.2%, 1/15/2015	90,000	99,253
7.375%, 6/15/2019	50,000	58,952
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	550,000	594,365
Travelers Companies, Inc., 5.35%, 11/1/2040	185,000	182,273
		10,099,520
Health Care 1.9%
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	229,182
7.25%, 6/15/2019	405,000	479,367
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020	275,000	272,520
Medco Health Solutions, Inc.:
4.125%, 9/15/2020	125,000	120,866
7.125%, 3/15/2018	500,000	586,748
		1,688,683
Industrials 0.8%
CSX Corp.:
6.15%, 5/1/2037	250,000	268,791
6.25%, 3/15/2018	380,000	435,921
		704,712
Materials 1.5%
ArcelorMittal, 6.125%, 6/1/2018	500,000	532,744
Corporacion Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020	550,000	521,144
Dow Chemical Co., 4.25%, 11/15/2020	285,000	273,001
		1,326,889
Telecommunication Services 1.6%
American Tower Corp.:
5.05%, 9/1/2020	550,000	540,889
7.25%, 5/15/2019	250,000	282,508
Frontier Communications Corp., 7.875%, 4/15/2015	500,000	546,250
		1,369,647
	Principal Amount ($)	Value ($)

Utilities 0.9%
DTE Energy Co., 7.625%, 5/15/2014	148,000	170,588
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	292,000	283,007
Sempra Energy, 6.5%, 6/1/2016	290,000	336,664
		790,259
Total Corporate Bonds (Cost $24,622,597)		25,796,162

Mortgage-Backed Securities Pass-Throughs 38.0%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	1,276,547	1,269,616
6.0%, with various maturities from 12/1/2034 until 3/1/2038	788,217	857,877
Federal National Mortgage Association:
3.274%*, 8/1/2037	201,551	211,112
3.5%, 7/1/2025 (a)	4,675,000	4,708,602
4.0%, with various maturities from 9/1/2039 until 9/1/2040 (a)	5,361,893	5,336,903
4.5%, 10/1/2033	412,900	426,755
5.0%, 8/1/2040	295,592	310,648
5.152%*, 9/1/2038	161,891	171,859
5.5%, with various maturities from 12/1/2032 until 9/1/2036 (a)	10,439,727	11,183,444
6.0%, with various maturities from 4/1/2024 until 8/1/2035 (a)	4,208,503	4,586,910
6.5%, with various maturities from 3/1/2017 until 4/1/2037	1,050,961	1,169,493
8.0%, 9/1/2015	12,340	13,379
Government National Mortgage Association:
4.5%, 6/1/2039 (a)	1,000,000	1,038,359
5.0%, 4/1/2038 (a)	1,000,000	1,063,203
5.5%, 3/1/2036 (a)	1,000,000	1,080,703
Total Mortgage-Backed Securities Pass-Throughs (Cost $33,044,315)		33,428,863

Asset-Backed 1.4%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.36%*, 5/16/2016 (Cost $1,215,844)	1,200,000	1,214,872

Commercial Mortgage-Backed Securities 9.2%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	325,000	336,967
"A4", Series 2007-4, 5.742%*, 2/10/2051	750,000	798,887
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050	1,923,000	2,003,645
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.347%*, 1/15/2046	250,000	268,300
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%*, 7/10/2038	525,000	572,774
	Principal Amount ($)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP7, 5.872%*, 4/15/2045	600,000	656,165
"A4", Series 2007-LD12, 5.882%, 2/15/2051	925,000	979,348
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038	400,000	422,904
"A4", Series 2007-C6, 5.858%, 7/15/2040	1,000,000	1,050,670
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%*, 6/12/2050	900,000	967,442
Total Commercial Mortgage-Backed Securities (Cost $7,455,238)		8,057,102

Collateralized Mortgage Obligations 2.4%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%*, 2/25/2048	702,680	703,783
Federal National Mortgage Association, "QD", Series 2005-29, 5.0%, 8/25/2033	435,000	465,656
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	319,006	327,165
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.716%*, 10/7/2020	582,325	581,598
Total Collateralized Mortgage Obligations (Cost $2,041,517)		2,078,202

Government & Agency Obligations 33.8%
Sovereign Bonds 0.6%
Republic of Poland, 6.375%, 7/15/2019	500,000	560,105
US Treasury Obligations 33.2%
US Treasury Bill, 0.185%**, 3/17/2011 (b)	320,000	319,929
US Treasury Bonds:
4.75%, 2/15/2037	2,000,000	2,149,376
5.375%, 2/15/2031 (c)	2,500,000	2,918,360
US Treasury Notes:
1.75%, 1/31/2014 (c)	18,700,000	19,091,540
3.625%, 2/15/2020	4,500,000	4,670,154
		29,149,359
Total Government & Agency Obligations (Cost $29,710,921)		29,709,464

Municipal Bonds and Notes 8.1%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045	180,000	167,951
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (d)	265,000	244,004
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033, INS: AGMC	420,000	401,898
	Principal Amount ($)	Value ($)

Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	575,000	569,330
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	775,000	757,454
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043	200,000	201,372
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	825,000	876,628
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC (d)	620,000	630,187
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	250,000	266,540
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC	585,000	667,403
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036, INS: AGC	395,000	428,220
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022, INS: AGMC	865,000	857,751
	Principal Amount ($)	Value ($)

Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014, INS: NATL	385,000	431,781
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014	570,000	633,864
Total Municipal Bonds and Notes (Cost $7,054,531)		7,134,383
	Shares	Value ($)

Securities Lending Collateral 21.0%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $18,449,851)	18,449,851	18,449,851

Cash Equivalents 3.2%
Central Cash Management Fund, 0.19% (e) (Cost $2,798,238)	2,798,238	2,798,238
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $126,393,052)+	146.5	128,667,137
Other Assets and Liabilities, Net	(46.5)	(40,818,885)
Net Assets	100.0	87,848,252

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $126,399,437. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $2,267,700. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,032,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $764,857.

(a) Delayed delivery security included.

(b) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for futures closed December 31, 2010.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $17,977,097, which is 20.5% of net assets.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

FDIC: Federal Deposit Insurance Corp.

INS: Insured

NATL: National Public Finance Guarantee Corp.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2010, open futures contracts sold were as follows:

Securities	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	USD	3/22/2011	114	13,729,875	434,891
30 Year US Treasury Bond	USD	3/22/2011	40	4,885,000	182,500
Total unrealized appreciation					$ 617,391
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income (g)
Corporate Bonds	$ —	$ 25,796,162	$ —	$ 25,796,162
Mortgage-Backed Securities Pass-Throughs	—	33,428,863	—	33,428,863
Asset-Backed	—	1,214,872	—	1,214,872
Commercial Mortgage-Backed Securities	—	8,057,102	—	8,057,102
Collateralized Mortgage Obligations	—	2,078,202	—	2,078,202
Government & Agency Obligations	—	29,389,535	—	29,389,535
Municipal Bonds and Notes	—	7,134,383	—	7,134,383
Short-Term Investments (g)	21,248,089	319,929	—	21,568,018
Derivatives (h)	617,391	—	—	617,391
Total	$ 21,865,480	$ 107,419,048	$ —	$ 129,284,528

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $105,144,963) — including $17,977,097 of securities loaned	$ 107,419,048
Investment in Daily Assets Fund Institutional (cost $18,449,851)*	18,449,851
Investment in Central Cash Management Fund (cost $2,798,238)	2,798,238
Total investments, at value (cost $126,393,052)	128,667,137
Cash	25,746
Receivable for Fund shares sold	16,068
Interest receivable	890,390
Other assets	608
Total assets	129,599,949
Liabilities
Payable upon return of securities loaned	18,449,851
Payable for investments purchased — delayed delivery securities	23,054,042
Payable for daily variation margin on open futures contracts	96,654
Payable for Fund shares redeemed	37,396
Accrued management fee	41,520
Other accrued expenses and payables	72,234
Total liabilities	41,751,697
Net assets, at value	$ 87,848,252
Net Assets Consist of
Undistributed net investment income	2,279,173
Net unrealized appreciation (depreciation) on: Investments	2,274,085
Futures	617,391
Accumulated net realized gain (loss)	(54,331,570)
Paid-in capital	137,009,173
Net assets, at value	$ 87,848,252
Class A Net Asset Value, offering and redemption price per share ($87,848,252 ÷ 10,037,687 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$ 8.75

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Interest	$ 3,181,169
Income distributions — Central Cash Management Fund	36,587
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,363
Total income	3,224,119
Expenses: Management fee	482,684
Administration fee	96,537
Services to shareholders	2,357
Distribution service fee (Class B)	14
Record keeping fees (Class B)	799
Custodian fee	11,701
Legal fees	9,744
Audit and tax fees	48,504
Trustees' fees and expenses	5,860
Reports to shareholders	23,774
Other	14,233
Total expenses before expense reductions	696,207
Expense reductions	(809)
Total expenses after expense reductions	695,398
Net investment income (loss)	2,528,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,576,974
Futures	(504,977)
4,071,997
Change in net unrealized appreciation (depreciation) on: Investments	(992,270)
Futures	534,420
(457,850)
Net gain (loss)	3,614,147
Net increase (decrease) in net assets resulting from operations	$ 6,142,868

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 2,528,721	$ 5,563,396
Net realized gain (loss)	4,071,997	(34,052,154)
Change in net unrealized appreciation (depreciation)	(457,850)	38,146,016
Net increase (decrease) in net assets resulting from operations	6,142,868	9,657,258
Distributions to shareholders from: Net investment income: Class A	(5,749,285)	(8,879,629)
Class B	—	(2,500,347)
Total distributions	(5,749,285)	(11,379,976)
Fund share transactions: Class A Proceeds from shares sold	26,314,018	10,272,493
Shares converted*	53,582	—
Reinvestment of distributions	5,749,285	8,879,629
Payments for shares redeemed	(38,312,024)	(33,814,458)
Net increase (decrease) in net assets from Class A share transactions	(6,195,139)	(14,662,336)
Class B Proceeds from shares sold	785	2,365,047
Shares converted*	(53,582)	—
Reinvestment of distributions	—	2,500,347
Payments for shares redeemed	(78)	(36,868,329)
Net increase (decrease) in net assets from Class B share transactions	(52,875)	(32,002,935)
Increase (decrease) in net assets	(5,854,431)	(48,387,989)
Net assets at beginning of period	93,702,683	142,090,672
Net assets at end of period (including undistributed net investment income of $2,279,173 and $5,499,737, respectively)	$ 87,848,252	$ 93,702,683
Other Information
Class A Shares outstanding at beginning of period	10,676,602	12,351,718
Shares sold	3,026,894	1,188,797
Shares converted*	5,994	—
Shares issued to shareholders in reinvestment of distributions	681,204	1,088,190
Shares redeemed	(4,353,007)	(3,952,103)
Net increase (decrease) in Class A shares	(638,915)	(1,675,116)
Shares outstanding at end of period	10,037,687	10,676,602
Class B Shares outstanding at beginning of period	5,948	3,628,194
Shares sold	89	275,459
Shares converted*	(6,028)	—
Shares issued to shareholders in reinvestment of distributions	(9)	305,666
Shares redeemed	—	(4,203,371)
Net increase (decrease) in Class B shares	(5,948)	(3,622,246)
Shares outstanding at end of period	—	5,948

* On February 5, 2010, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Date
Net asset value, beginning of period	$ 8.77	$ 8.90	$ 11.82	$ 11.86	$ 11.81
Income (loss) from investment operations: Net investment income[a]	.23	.39	.57	.56	.53
Net realized and unrealized gain (loss)	.32	.24	(2.72)	(.08)	(.05)
Total from investment operations	.55	.63	(2.15)	.48	.48
Less distributions from: Net investment income	(.57)	(.76)	(.77)	(.52)	(.43)
Net realized gains	—	—	—	—	(.00)*
Total distributions	(.57)	(.76)	(.77)	(.52)	(.43)
Net asset value, end of period	$ 8.75	$ 8.77	$ 8.90	$ 11.82	$ 11.86
Total Return (%)	6.51	7.72[c]	(19.33)[b]	4.17	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	94	110	186	277
Ratio of expenses before expense reductions (%)	.72	.59	.70	.66	.68
Ratio of expenses after expense reductions (%)	.72	.59	.70	.66	.68
Ratio of net investment income (%)	2.62	4.50	5.36	4.78	4.56
Portfolio turnover rate (%)	356	222	215	209	198

[a] Based on average shares outstanding during the period.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.

* Amount is less than $.005.

Performance Summary December 31, 2010

DWS Diversified International Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.96% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Fund returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Diversified International Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,093	$7,346	$10,765	$12,373
	Average annual total return	10.93%	-9.77%	1.48%	2.15%
MSCI EAFE Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Diversified International Equity VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,245.00
Expenses Paid per $1,000*	$ 5.21
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.57
Expenses Paid per $1,000*	$ 4.69

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	.92%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Diversified International Equity VIP

International equities withstood both the European debt crisis and the sluggish growth in Japan to finish 2010 with a gain of 7.75%, as measured by the MSCI EAFE Index. The Class A shares of the Fund returned 10.93% (unadjusted for contract charges), comfortably outpacing the benchmark.

In managing the Fund, we use a top-down approach based on the principle that country and sector, rather than stock selection, are the primary drivers of return. We divide the universe of international stocks into "risk units" according to sector and country: "UK Financials," for example. We assign these units weights to maximize diversification potential, and we rebalance the portfolio on a quarterly basis to maintain diversification.

The Fund's underweight in the financial sector made a substantial contribution to its return.1 Our overall weighting in financials was less than 40% of the benchmark weight, which added substantial value at a time in which financials were one of the worst-performing sectors in the index. The primary reason for the sector's shortfall was the concern about European banks' exposure to the poor-performing debt of the region's smaller economies. Accordingly, our underweights in the financial sectors of Spain, France and Italy boosted our return.

Our position in the emerging markets also made a positive contribution to the Fund's return. The Fund is invested in two exchanged-traded funds, or ETFs — Vanguard Emerging Markets and iShares MSCI Emerging Markets Index — that together provide the Fund with diversified emerging-markets exposure.2 The MCSI Emerging Markets Index returned 18.88% during 2010, well ahead of the MSCI EAFE Index.

The Fund's largest detractors were generally its underweights in the most economically sensitive sectors of the market, such as the materials, industrials and consumer discretionary sectors. Among risk units, the largest negative contributions came from our underweights in UK materials, Japan industrials and Australia materials.

We believe our proprietary investment process makes this a unique product within the universe of international investments. For investors looking for a way to diversify their domestic portfolios, DWS Diversified International Equity VIP offers a compelling combination of extensive diversification, low turnover and an approach that looks beyond market capitalization to structure a more optimized portfolio.

Robert Wang
Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Vanguard Emerging Markets invests in stocks of companies located in emerging markets around the world, such as Brazil, Russia, China, Korea and Taiwan. The fund seeks to closely track the return of the MSCI Emerging Markets Index over the long term.

The iShares MSCI Emerging Markets Index seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in emerging markets, as represented by the MSCI Emerging Markets Index.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio Summary

DWS Diversified International Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	87%	87%
Exchange-Traded Funds	9%	9%
Cash Equivalents*	3%	3%
Preferred Stocks	1%	1%
Government & Agency Obligations	—	0%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks and Rights)	12/31/10	12/31/09

Telecommunication Services	16%	15%
Consumer Staples	12%	14%
Materials	11%	9%
Industrials	11%	9%
Financials	10%	10%
Health Care	9%	13%
Energy	9%	6%
Utilities	8%	9%
Consumer Discretionary	8%	9%
Information Technology	6%	6%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Continental Europe	49%	53%
Japan	21%	16%
Emerging Markets	10%	9%
United Kingdom	7%	7%
Canada	5%	5%
Australia	4%	6%
Asia (excluding Japan)	4%	4%
Other	—	0%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Fund's investment portfolio, see page 81.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Diversified International Equity VIP

	Shares	Value ($)

Common Stocks 86.4%
Australia 4.3%
Asciano Ltd.*	17,279	28,188
Australia & New Zealand Banking Group Ltd.	2,823	67,420
BHP Billiton Ltd.	9,579	443,332
Brambles Ltd.	13,105	95,435
Coca-Cola Amatil Ltd.	3,584	39,810
Cochlear Ltd.	862	70,894
Commonwealth Bank of Australia	1,574	81,734
Crown Ltd.	9,187	77,521
CSL Ltd.	8,694	322,699
Fairfax Media Ltd.	54,011	77,339
Foster's Group Ltd.	10,776	62,603
Leighton Holdings Ltd.	1,643	51,725
National Australia Bank Ltd.	2,600	63,025
Newcrest Mining Ltd.	1,579	65,311
Origin Energy Ltd.	8,027	136,779
Paladin Energy Ltd.*	7,326	36,941
Qantas Airways Ltd.*	18,444	47,916
QBE Insurance Group Ltd.	2,063	38,297
Rio Tinto Ltd.	900	78,677
Santos Ltd.	9,683	130,235
Sonic Healthcare Ltd.	5,537	65,694
TABCORP Holdings Ltd.	15,130	110,027
Tatts Group Ltd.	24,689	65,150
Telstra Corp., Ltd.	144,475	412,276
Toll Holdings Ltd.	7,945	46,563
Transurban Group (Units)	14,907	78,064
Wesfarmers Ltd.	5,593	183,057
Westfield Group (REIT) (Units)	3,912	38,331
Westfield Retail Trust (REIT)*	3,912	10,283
Westpac Banking Corp.	2,569	58,358
Woodside Petroleum Ltd.	5,329	231,973
Woolworths Ltd.	6,442	177,702
WorleyParsons Ltd.	2,509	68,620
(Cost $2,231,498)		3,561,979
Austria 0.5%
Erste Group Bank AG	3,997	187,838
Immofinanz AG*	21,500	91,676
Raiffeisen Bank International AG	1,267	69,401
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	68,751
(Cost $249,456)		417,666
Belgium 1.3%
Ageas	27,095	61,914
Anheuser-Busch InBev NV	6,331	362,093
Compagnie Nationale a Portefeuille	907	44,360
Delhaize Group	1,198	88,481
Dexia SA*	9,616	33,409
Groupe Bruxelles Lambert SA	588	49,447
KBC Groep NV*	1,952	66,516
Solvay SA	1,904	202,909
Umicore	3,759	195,501
(Cost $778,860)		1,104,630
Bermuda 0.2%
Seadrill Ltd. (Cost $63,651)	4,800	162,369
	Shares	Value ($)

Canada 4.9%
Agnico-Eagle Mines Ltd.	700	53,927
Bank of Montreal	700	40,467
Bank of Nova Scotia	1,100	63,170
Barrick Gold Corp.	2,600	138,904
BCE, Inc.	4,300	152,833
Bombardier, Inc. "B"	8,400	42,325
Canadian Imperial Bank of Commerce	400	31,512
Canadian National Railway Co.	3,100	206,864
Canadian Natural Resources Ltd.	2,800	124,892
Canadian Pacific Railway Ltd.	1,200	77,989
Canadian Tire Corp., Ltd. "A"	1,000	68,581
Canadian Utilities Ltd. "A"	2,800	153,193
CGI Group, Inc. "A"*	4,600	79,574
EnCana Corp.	1,500	43,885
Fortis, Inc.	5,800	198,214
George Weston Ltd.	800	67,746
Gildan Activewear, Inc.*	900	25,661
Goldcorp, Inc.	1,800	83,057
Imperial Oil Ltd.	2,100	85,707
Kinross Gold Corp.	2,300	43,742
Loblaw Companies Ltd.	2,100	85,263
Magna International, Inc. "A"	1,906	99,508
Manulife Financial Corp.	2,800	48,295
Metro, Inc. "A"	1,700	77,280
Open Text Corp.*	700	32,195
Potash Corp. of Saskatchewan, Inc.	700	108,748
Research In Motion Ltd.*	7,100	414,661
Rogers Communications, Inc. "B" (a)	5,000	173,992
Royal Bank of Canada	1,400	73,668
Saputo, Inc.	2,200	87,575
Shaw Communications, Inc. "B"	3,800	81,595
Shoppers Drug Mart Corp.	2,900	115,294
SNC-Lavalin Group, Inc.	1,200	72,135
Suncor Energy, Inc.	3,520	135,518
Teck Resources Ltd. "B"	1,500	93,216
Telus Corp.	1,700	73,946
Thomson Reuters Corp. (b)	3,000	112,360
Thomson Reuters Corp. (b)	1,158	43,159
Tim Hortons, Inc.	2,400	99,205
Toronto-Dominion Bank	1,000	74,676
TransAlta Corp.	8,100	172,297
Viterra, Inc.*	4,900	45,733
(Cost $2,788,578)		4,102,562
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd. (Cost $60,706)	11,062	38,138
Denmark 2.2%
A P Moller-Maersk AS "A"	10	88,121
A P Moller-Maersk AS "B"	25	226,448
Carlsberg AS "B"	5,037	504,084
Coloplast AS "B"	299	40,638
Danske Bank AS*	12,075	309,525
DSV AS	3,456	76,339
Novo Nordisk AS "B"	3,809	428,722
Tryg AS	621	28,673
Vestas Wind Systems AS*	3,931	124,142
	Shares	Value ($)

William Demant Holding AS*	427	31,543
(Cost $1,278,483)		1,858,235
Finland 3.1%
Fortum Oyj	22,604	685,753
Kone Oyj "B"	3,962	220,119
Metso Corp.	3,040	169,715
Nokia Oyj	37,878	392,071
Outokumpu Oyj	4,027	74,775
Pohjola Bank PLC	5,199	62,309
Rautaruukki Oyj	2,774	64,975
Sampo Oyj "A"	9,439	253,037
Stora Enso Oyj "R"	19,919	204,757
UPM-Kymmene Oyj	16,621	293,846
Wartsila Corp.	1,893	144,496
(Cost $1,735,409)		2,565,853
France 7.2%
Air Liquide SA	2,497	315,789
Alcatel-Lucent*	27,533	80,207
Atos Origin SA*	697	37,107
AXA SA	3,081	51,258
BNP Paribas	1,550	98,613
Bouygues SA	1,062	45,775
Cap Gemini	1,723	80,425
Carrefour SA	6,517	268,662
Casino Guichard-Perrachon SA	996	97,093
Compagnie de Saint-Gobain	1,739	89,467
Compagnie Generale de Geophysique-Veritas*	1,118	34,026
Credit Agricole SA	3,149	39,993
DANONE SA	6,358	399,491
Dassault Systemes SA	1,112	83,838
Electricite de France	964	39,541
Essilor International SA	3,351	215,725
France Telecom SA	50,588	1,054,234
GDF Suez	6,014	215,780
Iliad SA	426	46,338
L'Oreal SA	2,731	303,195
Lafarge SA	1,526	95,679
LVMH Moet Hennessy Louis Vuitton SA	420	69,089
Pernod Ricard SA	2,240	210,610
Sanofi-Aventis	13,946	891,735
Schneider Electric SA	627	93,840
Societe Generale	1,401	75,298
Suez Environnement Co.	1,869	38,587
Technip SA	213	19,668
Total SA	10,370	549,447
Unibail-Rodamco SE (REIT)	265	52,410
Vallourec SA	689	72,368
Veolia Environnement	2,122	62,015
Vinci SA	1,171	63,656
Vivendi	3,089	83,382
(Cost $5,022,648)		5,974,341
Germany 4.9%
Allianz SE (Registered)	1,458	173,254
BASF SE	2,590	206,619
Bayer AG	2,784	205,730
Bayerische Motoren Werke (BMW) AG	649	51,004
Beiersdorf AG	3,770	209,184
Daimler AG (Registered)*	1,906	129,162
Deutsche Boerse AG	688	47,619
	Shares	Value ($)

Deutsche Post AG (Registered)	3,555	60,295
Deutsche Telekom AG (Registered)	81,553	1,053,208
E.ON AG	6,205	190,309
HeidelbergCement AG	833	52,233
Henkel AG & Co. KGaA	4,251	219,399
Infineon Technologies AG*	8,199	76,227
K+S AG	629	47,406
Linde AG	769	116,725
MAN SE	245	29,130
Merck KGaA	430	34,415
Metro AG	4,361	313,982
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	598	90,704
RWE AG	1,021	68,116
SAP AG	5,623	286,324
Siemens AG (Registered)	2,260	279,799
Suedzucker AG	3,769	100,244
ThyssenKrupp AG	1,086	44,993
(Cost $2,921,913)		4,086,081
Greece 0.3%
Alpha Bank AE*	9,054	45,976
EFG Eurobank Ergasias*	4,435	22,224
National Bank of Greece SA*	18,976	153,414
Piraeus Bank SA*	7,558	36,864
(Cost $428,467)		258,478
Hong Kong 2.2%
Cheung Kong (Holdings) Ltd.	5,000	77,064
Cheung Kong Infrastructure Holdings Ltd.	7,000	32,060
CLP Holdings Ltd.	19,500	158,804
Esprit Holdings Ltd.	18,495	87,802
Genting Singapore PLC*	116,000	197,951
Hang Seng Bank Ltd.	2,200	36,116
Hong Kong & China Gas Co., Ltd.	51,500	122,310
Hong Kong Exchanges & Clearing Ltd.	3,500	79,386
HongKong Electric Holdings Ltd.	17,500	110,320
Hutchison Whampoa Ltd.	26,000	268,269
Li & Fung Ltd.	26,000	152,030
MTR Corp., Ltd.	28,500	103,766
Noble Group Ltd.	29,363	49,649
NWS Holdings Ltd.	30,000	45,466
Shangri-La Asia Ltd.	24,000	65,150
SJM Holdings Ltd.	16,000	25,401
Sun Hung Kai Properties Ltd.	5,000	82,724
Swire Pacific Ltd. "A"	3,500	57,547
Yue Yuen Industrial (Holdings) Ltd.	14,500	52,047
(Cost $1,126,048)		1,803,862
Ireland 0.7%
CRH PLC (b)	20,956	434,054
CRH PLC (b)	1,456	30,449
Experian PLC	6,430	80,000
(Cost $437,178)		544,503
Italy 3.7%
A2A SpA	20,926	28,791
Assicurazioni Generali SpA	3,242	61,622
Atlantia SpA	5,502	112,337
Enel SpA	46,072	230,142
Eni SpA	20,641	451,027
Fiat SpA	12,889	265,393
Finmeccanica SpA	12,332	140,217
Intesa Sanpaolo	25,029	67,876
	Shares	Value ($)

Luxottica Group SpA	2,649	80,626
Mediaset SpA	10,870	65,803
Prysmian SpA	6,182	105,278
Saipem SpA	2,103	103,613
Snam Rete Gas SpA	9,753	48,499
Telecom Italia SpA	552,428	714,199
Telecom Italia SpA (RSP)	372,172	404,058
Terna — Rete Elettrica Nationale SpA	14,939	63,103
UBI Banca — Unione di Banche Italiane ScpA	3,919	34,330
UniCredit SpA	41,574	85,980
(Cost $2,699,436)		3,062,894
Japan 20.1%
AEON Co., Ltd.	11,300	141,313
Ajinomoto Co., Inc.	11,000	114,568
Alfresa Holdings Corp.	1,000	44,374
Asahi Breweries Ltd.	7,000	135,513
Asahi Glass Co., Ltd.	8,000	93,400
Asahi Kasei Corp.	14,000	91,320
Astellas Pharma, Inc.	5,900	224,755
Canon, Inc.	6,200	317,841
Central Japan Railway Co.	5	41,861
Chubu Electric Power Co., Inc.	8,600	211,388
Chugai Pharmaceutical Co., Ltd.	3,700	67,859
Chugoku Electric Power Co., Inc.	3,500	71,127
Cosmo Oil Co., Ltd.	43,000	140,754
Dai-ichi Life Insurance Co., Ltd.	47	76,280
Daiichi Sankyo Co., Ltd.	9,500	207,835
Daikin Industries Ltd.	1,100	38,978
Daiwa House Industry Co., Ltd.	3,000	36,766
Daiwa Securities Group, Inc.	10,000	51,423
Denso Corp.	1,100	37,930
East Japan Railway Co.	926	60,196
Eisai Co., Ltd. (a)	3,700	133,913
Electric Power Development Co., Ltd.	2,600	81,558
FamilyMart Co., Ltd.	1,400	52,743
FANUC Corp.	900	138,066
FUJIFILM Holdings Corp.	2,300	83,088
Fujitsu Ltd.	13,000	90,394
Hisamitsu Pharmaceutical Co., Inc.	900	37,898
Hitachi Ltd.	18,000	96,042
Hokkaido Electric Power Co., Inc.	2,400	49,068
Hokuriku Electric Power Co.	2,800	68,793
Honda Motor Co., Ltd.	2,900	114,619
HOYA	2,100	50,957
Idemitsu Kosan Co., Ltd.	1,500	159,151
INPEX Corp.	102	596,635
ITOCHU Corp.	6,000	60,680
Japan Petroleum Exploration Co., Ltd.	2,300	87,453
Japan Prime Realty Investment Corp. (REIT)	10	30,790
Japan Retail Fund Investment Corp. (REIT)	20	38,352
Japan Tobacco, Inc.	73	269,810
JFE Holdings, Inc.	5,300	184,414
JX Holdings, Inc.	106,320	720,011
Kansai Electric Power Co., Inc.	9,900	244,348
Kao Corp.	7,800	210,059
KDDI Corp.	69	398,341
Keyence Corp.	200	57,822
Kikkoman Corp.	4,000	44,753
	Shares	Value ($)

Kirin Holdings Co., Ltd.	14,000	196,265
Kobe Steel Ltd.	33,000	83,641
Komatsu Ltd.	4,200	126,962
Kubota Corp.	10,000	94,620
Kuraray Co., Ltd.	6,000	85,941
Kyocera Corp.	800	81,591
Kyowa Hakko Kirin Co., Ltd.	5,000	51,447
Kyushu Electric Power Co., Inc.	4,800	107,579
Lawson, Inc.	900	44,503
MEIJI Holdings Co., Ltd.	1,200	54,215
Miraca Holdings, Inc.	1,000	40,261
Mitsubishi Chemical Holdings Corp.	12,000	81,380
Mitsubishi Corp.	6,300	170,369
Mitsubishi Electric Corp.	11,000	115,331
Mitsubishi Estate Co., Ltd.	5,000	92,668
Mitsubishi Heavy Industries Ltd.	18,000	67,574
Mitsubishi Materials Corp.*	29,000	92,404
Mitsubishi Tanabe Pharma Corp.	3,000	50,656
Mitsubishi UFJ Financial Group, Inc.	51,400	277,722
Mitsui & Co., Ltd.	5,000	82,495
Mitsui Fudosan Co., Ltd.	3,000	59,759
Mitsui O.S.K Lines Ltd.	7,000	47,717
Mizuho Financial Group, Inc.	88,000	165,702
MS&AD Insurance Group Holdings, Inc.	2,400	60,114
Murata Manufacturing Co., Ltd.	1,300	91,029
NEC Corp.	26,000	78,070
Nidec Corp.	500	50,417
Nintendo Co., Ltd.	500	146,692
Nippon Steel Corp.	58,000	208,407
Nippon Telegraph & Telephone Corp.	12,109	553,990
Nishi-Nippon City Bank Ltd.	13,000	39,521
Nissan Motor Co., Ltd.	6,000	57,065
Nisshin Seifun Group, Inc.	4,000	50,755
Nissin Foods Holdings Co., Ltd.	1,100	39,414
Nitto Denko Corp.	1,900	89,405
NKSJ Holdings, Inc.*	12,000	88,289
Nomura Holdings, Inc.	12,000	76,048
Nomura Real Estate Office Fund, Inc. (REIT)	7	50,506
NTT DoCoMo, Inc.	354	618,098
OJI Paper Co., Ltd.	11,000	53,224
Olympus Corp.	3,500	105,835
Ono Pharmaceutical Co., Ltd.	1,500	70,003
Oriental Land Co., Ltd.	700	64,821
ORIX Corp.	260	25,562
Osaka Gas Co., Ltd.	30,000	116,371
Panasonic Corp.	4,600	64,934
Resona Holdings, Inc. (a)	2,600	15,595
Ricoh Co., Ltd.	4,000	58,556
ROHM Co., Ltd.	1,100	71,796
Santen Pharmaceutical Co., Ltd.	1,300	45,151
Sapporo Hokuyo Holdings, Inc.	10,400	48,644
Sapporo Holdings Ltd.	7,000	31,715
Seven & I Holdings Co., Ltd.	12,000	320,512
Sharp Corp.	3,000	30,896
Shikoku Electric Power Co., Inc.	2,400	70,587
Shin-Etsu Chemical Co., Ltd.	4,100	221,962
Shionogi & Co., Ltd.	5,000	98,446
Shiseido Co., Ltd.	5,000	109,169
Showa Shell Sekiyu KK	14,800	135,502
SOFTBANK Corp.	17,300	598,557
Sony Corp.	2,100	75,629
Sumitomo Chemical Co., Ltd.	14,000	68,912
	Shares	Value ($)

Sumitomo Corp.	5,300	74,925
Sumitomo Electric Industries Ltd.	6,500	90,214
Sumitomo Metal Industries Ltd.	26,000	63,987
Sumitomo Metal Mining Co., Ltd.	4,000	69,812
Sumitomo Mitsui Financial Group, Inc.	5,700	202,892
Sumitomo Realty & Development Co., Ltd.	2,000	47,715
Sumitomo Trust & Banking Co., Ltd.	9,000	56,720
Suzuken Co., Ltd.	1,300	39,690
Sysmex Corp.	1,100	76,235
T&D Holdings, Inc.	1,800	45,599
Taisho Pharmaceutical Co., Ltd.	2,000	43,759
Takeda Pharmaceutical Co., Ltd.	10,200	501,659
TDK Corp.	1,200	83,399
Terumo Corp.	2,300	129,328
Tohoku Electric Power Co., Inc.	5,600	124,836
Tokio Marine Holdings, Inc.	2,200	65,711
Tokyo Electric Power Co., Inc.	21,600	527,510
Tokyo Electron Ltd.	900	56,898
Tokyo Gas Co., Ltd.	31,000	137,415
TonenGeneral Sekiyu KK	19,000	207,743
Toray Industries, Inc.	10,000	59,696
Toshiba Corp.	25,000	136,079
Toyo Suisan Kaisha Ltd.	2,000	44,482
Toyota Motor Corp.	4,600	181,144
Tsumura & Co.	1,500	48,553
Unicharm Corp.	1,500	59,585
UNY Co., Ltd.	5,600	56,576
Yakult Honsha Co., Ltd.	1,700	48,948
Yamaguchi Financial Group, Inc.	3,000	30,368
(Cost $13,501,410)		16,687,718
Luxembourg 0.5%
ArcelorMittal	6,320	239,681
Millicom International Cellular SA (SDR)	943	90,465
Tenaris SA	4,211	103,183
(Cost $232,092)		433,329
Macau 0.2%
Sands China Ltd.*	32,000	70,811
Wynn Macau Ltd.	30,000	67,003
(Cost $91,291)		137,814
Netherlands 5.2%
AEGON NV*	13,839	84,624
Akzo Nobel NV	4,125	256,236
ASML Holding NV	11,111	429,097
Heineken Holding NV	913	39,682
Heineken NV	3,364	164,933
ING Groep NV (CVA)*	22,591	219,771
Koninklijke (Royal) KPN NV	73,369	1,070,630
Koninklijke Ahold NV	14,948	197,273
Koninklijke DSM NV	2,400	136,639
Koninklijke Philips Electronics NV	8,829	270,415
Randstad Holding NV*	1,215	64,132
Reed Elsevier NV	17,980	222,415
Royal Dutch Shell PLC "A"	3,949	131,665
Royal Dutch Shell PLC "B"	3,179	104,827
TNT NV	4,235	111,770
Unilever NV (CVA)	21,114	657,401
Wolters Kluwer NV	9,269	203,133
(Cost $3,155,279)		4,364,643
	Shares	Value ($)

Norway 2.7%
Aker Solutions ASA	3,600	61,310
DnB NOR ASA	24,684	346,421
Norsk Hydro ASA	35,480	259,456
Orkla ASA	33,980	330,413
Renewable Energy Corp. ASA*	6,626	20,237
Statoil ASA	17,400	413,572
Telenor ASA	25,300	411,353
Yara International ASA	7,642	442,069
(Cost $1,356,007)		2,284,831
Portugal 0.3%
EDP — Energias de Portugal SA (Cost $266,681)	79,204	263,648
Singapore 1.7%
CapitaLand Ltd.	20,000	57,817
DBS Group Holdings Ltd.	10,000	111,583
Fraser & Neave Ltd.	15,000	74,921
Jardine Cycle & Carriage Ltd.	2,000	57,038
Keppel Corp., Ltd.	14,000	123,489
Oversea-Chinese Banking Corp., Ltd.	14,000	107,780
SembCorp Industries Ltd.	19,000	76,098
Singapore Airlines Ltd.	6,000	71,532
Singapore Exchange Ltd.	7,000	45,927
Singapore Press Holdings Ltd.	37,000	114,747
Singapore Technologies Engineering Ltd.	15,000	39,974
Singapore Telecommunications Ltd.	167,000	396,891
United Overseas Bank Ltd.	7,000	99,271
(Cost $773,177)		1,377,068
Spain 3.8%
Abertis Infraestructuras SA	5,893	106,010
ACS, Actividades de Construccion y Servicios SA (a)	2,437	114,277
Banco Bilbao Vizcaya Argentaria SA	9,332	94,405
Banco Santander SA	14,432	153,345
EDP Renovaveis SA*	11,598	67,217
Enagas	2,258	44,983
Ferrovial SA	9,049	89,992
Gas Natural SDG SA	2,049	31,759
Gestevision Telecinco SA	3,887	42,760
Iberdrola Renovables	11,066	39,296
Iberdrola SA	31,585	243,338
Iberia Lineas Aereas de Espana SA*	8,829	37,697
Industria de Diseno Textil SA	4,356	326,437
Red Electrica Corporacion SA	1,144	53,788
Repsol YPF SA	22,674	632,404
Telefonica SA	45,620	1,036,077
Zardoya Otis SA	3,050	42,985
(Cost $2,508,005)		3,156,770
Sweden 3.1%
AB SKF "B"	2,358	67,923
Assa Abloy AB "B"	2,544	71,733
Atlas Copco AB "A"	3,215	81,187
Boliden AB	7,309	148,741
Electrolux AB "B"	3,335	94,669
Hennes & Mauritz AB "B"	11,314	376,974
Holmen AB "B"	2,160	71,148
Husqvarna AB "B"	7,799	65,087
Nordea Bank AB	12,273	133,467
Sandvik AB	5,637	109,770
Skandinaviska Enskilda Banken AB "A"	6,486	54,090
	Shares	Value ($)

Skanska AB "B"	3,667	72,717
SSAB AB "A"	5,874	98,701
Svenska Cellulosa AB "B"	18,870	297,735
Svenska Handelsbanken AB "A"	2,807	89,680
Tele2 AB "B"	4,023	84,051
Telefonaktiebolaget LM Ericsson "B"	28,799	333,484
TeliaSonera AB	21,657	171,703
Volvo AB "B"*	7,507	133,796
(Cost $1,485,950)		2,556,656
Switzerland 6.6%
ABB Ltd. (Registered)*	11,048	246,740
Adecco SA (Registered)	824	53,911
Aryzta AG*	543	25,085
Compagnie Financiere Richemont SA "A"	4,125	242,678
Credit Suisse Group AG (Registered)	1,994	80,455
Geberit AG (Registered)	332	76,769
Givaudan SA (Registered)	102	110,133
Holcim Ltd. (Registered)	2,786	210,546
Lonza Group AG (Registered)	466	37,382
Nestle SA (Registered)	19,171	1,122,990
Novartis AG (Registered)	9,930	584,327
Roche Holding AG (Genusschein)	3,411	500,027
Sika AG	27	59,255
Sonova Holding AG (Registered)	289	37,430
STMicroelectronics NV	7,073	73,146
Swatch Group AG (Bearer)	301	134,189
Swiss Reinsurance Co., Ltd. (Registered)	1,091	59,420
Swisscom AG (Registered)	2,760	1,214,110
Syngenta AG (Registered)	861	252,195
UBS AG (Registered)*	7,534	123,650
Wolseley PLC*	2,345	74,804
Xstrata PLC	2,858	67,084
Zurich Financial Services AG	398	103,083
(Cost $3,299,178)		5,489,409
United Kingdom 6.7%
Anglo American PLC	3,286	170,884
ARM Holdings PLC	29,996	197,964
AstraZeneca PLC	8,391	382,268
Autonomy Corp. PLC*	5,572	130,744
BAE Systems PLC	18,633	95,867
Barclays PLC	8,467	34,540
BG Group PLC	5,435	109,819
BHP Billiton PLC	4,437	176,471
BP PLC	25,484	184,973
British American Tobacco PLC	2,268	87,110
British Sky Broadcasting Group PLC	4,941	56,698
BT Group PLC	57,356	161,678
Cable & Wireless Communications PLC	24,059	18,204
Capita Group PLC	5,549	60,257
Centrica PLC	28,642	148,078
Compass Group PLC	11,814	107,016
Diageo PLC	2,849	52,636
GlaxoSmithKline PLC	27,730	536,099
HSBC Holdings PLC	12,924	131,195
Imperial Tobacco Group PLC	881	27,032
Inmarsat PLC	5,084	53,385
International Power PLC	9,966	67,994
	Shares	Value ($)

Kingfisher PLC	14,696	60,352
Lloyds Banking Group PLC*	35,330	36,190
Marks & Spencer Group PLC	8,450	48,613
National Grid PLC	13,726	118,343
Next PLC	1,325	40,800
Pearson PLC	4,110	64,592
Reed Elsevier PLC	7,134	60,229
Rio Tinto PLC	2,348	164,240
Rolls-Royce Group PLC*	12,478	121,201
SABMiller PLC	1,731	60,898
Scottish & Southern Energy PLC	5,665	108,196
Severn Trent PLC	2,133	49,152
Shire PLC	4,174	100,413
Smith & Nephew PLC	6,163	65,003
Smiths Group PLC	3,914	75,974
Standard Chartered PLC	1,687	45,384
Tesco PLC	11,554	76,559
The Sage Group PLC	36,069	153,747
Unilever PLC	1,529	46,795
United Utilities Group PLC	6,323	58,360
Vodafone Group PLC	342,837	886,229
William Morrison Supermarkets PLC	8,072	33,678
WPP PLC	7,538	92,786
(Cost $3,894,272)		5,558,646
Total Common Stocks (Cost $52,385,673)		71,852,123

Preferred Stocks 0.6%
Germany
Fresenius SE	632	54,108
Henkel AG & Co. KGaA	5,783	359,427
Volkswagen AG	396	64,171
Total Preferred Stocks (Cost $216,838)		477,706

Exchange-Traded Funds 9.6%
Emerging Markets
iShares MSCI Emerging Markets Index (a)	83,800	3,990,556
Vanguard Emerging Markets (a)	82,600	3,977,190
Total Exchange-Traded Funds (Cost $5,469,338)		7,967,746

Securities Lending Collateral 7.9%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $6,610,195)	6,610,195	6,610,195

Cash Equivalents 3.2%
Central Cash Management Fund, 0.19% (c) (Cost $2,661,762)	2,661,762	2,661,762
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,343,806)+	107.7	89,569,532
Other Assets and Liabilities, Net	(7.7)	(6,397,099)
Net Assets	100.0	83,172,433

* Non-income producing security.

+ The cost for federal income tax purposes was $67,805,906. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,763,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,921,273 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,157,647.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $6,491,313, which is 7.8% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	AUD	3/17/2011	2	241,892	(3,375)
DJ Euro Stoxx 50 Index	EUR	3/18/2011	42	1,568,121	(38,726)
FTSE 100 Index	GBP	3/18/2011	3	275,633	1,684
Nikkei 225 Index	USD	3/10/2011	13	664,950	(450)
S&P TSX 60 Index	CAD	3/17/2011	1	154,300	1,840
Total net unrealized depreciation					(39,027)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Australia	$ —	$ 3,561,979	$ —	$ 3,561,979
Austria	—	417,666	—	417,666
Belgium	—	1,104,630	—	1,104,630
Bermuda	—	162,369	—	162,369
Canada	4,102,562	—	—	4,102,562
Cyprus	—	38,138	—	38,138
Denmark	—	1,858,235	—	1,858,235
Finland	—	2,565,853	—	2,565,853
France	—	5,974,341	—	5,974,341
Germany	—	4,563,787	—	4,563,787
Greece	—	258,478	—	258,478
Hong Kong	—	1,803,862	—	1,803,862
Ireland	—	544,503	—	544,503
Italy	—	3,062,894	—	3,062,894
Japan	—	16,687,718	—	16,687,718
Luxembourg	—	433,329	—	433,329
Macau	—	137,814	—	137,814
Netherlands	—	4,364,643	—	4,364,643
Norway	—	2,284,831	—	2,284,831
Portugal	—	263,648	—	263,648
Singapore	—	1,377,068	—	1,377,068
Spain	—	3,156,770	—	3,156,770
Sweden	—	2,556,656	—	2,556,656
Switzerland	—	5,489,409	—	5,489,409
United Kingdom	—	5,558,646	—	5,558,646
Exchange-Traded Funds	7,967,746	—	—	7,967,746
Short-Term Investments (e)	9,271,957	—	—	9,271,957
Total	$ 21,342,265	$ 68,227,267	$ —	$ 89,569,532
Liabilities
Derivatives (f)	$ (39,027)	$ —	$ —	$ (39,027)
Total	$ (39,027)	$ —	$ —	$ (39,027)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $58,071,849) — including $6,491,313 of securities loaned	$ 80,297,575
Investment in Daily Assets Fund Institutional (cost $6,610,195)*	6,610,195
Investment in Central Cash Management Fund (cost $2,661,762)	2,661,762
Total investments, at value (cost $67,343,806)	89,569,532
Foreign currency, at value (cost $87,151)	88,902
Deposits with broker for open futures contracts	281,548
Receivable for investments sold	1,245
Receivable for Fund shares sold	14,646
Dividends receivable	70,486
Interest receivable	1,119
Foreign taxes recoverable	10,924
Other assets	459
Total assets	90,038,861
Liabilities
Payable upon return of securities loaned	6,610,195
Payable for Fund shares redeemed	60,107
Payable for daily variation margin on open futures contracts	39,027
Accrued management fee	55,970
Other accrued expenses and payables	101,129
Total liabilities	6,866,428
Net assets, at value	$ 83,172,433
Net Assets Consist of
Undistributed net investment income	1,336,930
Net unrealized appreciation (depreciation) on: Investments	22,225,726
Futures	(39,027)
Foreign currency	2,382
Accumulated net realized gain (loss)	(69,565,313)
Paid-in capital	129,211,735
Net assets, at value	$ 83,172,433
Class A Net Asset Value, offering and redemption price per share ($83,172,433 ÷ 10,297,508 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.08

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $330,003)	$ 2,216,179
Interest	585
Income distributions — Central Cash Management Fund	1,903
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,036
Total income	2,312,703
Expenses: Management fee	519,737
Administration fee	79,960
Services to shareholders	2,094
Custodian fee	68,980
Legal fees	8,349
Audit and tax fees	60,810
Trustees' fees and expenses	5,193
Reports to shareholders	11,959
Other	35,847
Total expenses	792,929
Net investment income (loss)	1,519,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,946,085
Futures	139,952
Foreign currency	(29,672)
3,056,365
Change in net unrealized appreciation (depreciation) on: Investments	3,584,528
Futures	(169,560)
Foreign currency	(17,721)
3,397,247
Net gain (loss)	6,453,612
Net increase (decrease) in net assets resulting from operations	$ 7,973,386

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 1,519,774	$ 1,533,993
Net realized gain (loss)	3,056,365	(23,604,083)
Change in net unrealized appreciation (depreciation)	3,397,247	41,842,935
Net increase (decrease) in net assets resulting from operations	7,973,386	19,772,845
Distributions to shareholders from: Net investment income: Class A	(1,843,687)	(5,187,036)
Total distributions	(1,843,687)	(5,187,036)
Fund share transactions: Class A Proceeds from shares sold	3,841,591	1,865,488
Reinvestment of distributions	1,843,687	5,187,036
Payments for shares redeemed	(14,779,706)	(26,149,949)
Shares converted*	—	72,862
Net increase (decrease) in net assets from Class A share transactions	(9,094,428)	(19,024,563)
Class B Payments for shares redeemed	—	(294)
Shares converted*	—	(72,862)
Net increase (decrease) in net assets from Class B share transactions	—	(73,156)
Increase (decrease) in net assets	(2,964,729)	(4,511,910)
Net assets at beginning of period	86,137,162	90,649,072
Net assets at end of period (including undistributed net investment income of $1,336,930 and $1,659,097, respectively)	$ 83,172,433	$ 86,137,162
Other Information
Class A Shares outstanding at beginning of period	11,562,525	14,554,587
Shares sold	508,055	283,708
Shares issued to shareholders in reinvestment of distributions	252,215	1,027,136
Shares redeemed	(2,025,287)	(4,318,475)
Shares converted*	—	15,569
Net increase (decrease) in Class A shares	(1,265,017)	(2,992,062)
Shares outstanding at end of period	10,297,508	11,562,525
Class B Shares outstanding at beginning of period	—	15,672
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	—	(53)
Shares converted*	—	(15,619)
Net increase (decrease) in Class B shares	—	(15,672)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.45	$ 6.22	$ 16.76	$ 16.31	$ 13.25
Income (loss) from investment operations: Net investment income[a]	.14	.12	.33[d]	.25	.24[b]
Net realized and unrealized gain (loss)	.66	1.51	(6.67)	2.24	3.11
Total from investment operations	.80	1.63	(6.34)	2.49	3.35
Less distributions from: Net investment income	(.17)	(.40)	(.13)	(.46)	(.29)
Net realized gains	—	—	(4.07)	(1.58)	—
Total distributions	(.17)	(.40)	(4.20)	(2.04)	(.29)
Net asset value, end of period	$ 8.08	$ 7.45	$ 6.22	$ 16.76	$ 16.31
Total Return (%)	10.93	29.36	(48.81)[c,e]	16.71	25.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	86	91	236	223
Ratio of expenses before expense reductions (%)	.99	.94	1.02	.93	.88
Ratio of expenses after expense reductions (%)	.99	.94	1.01	.93	.88
Ratio of net investment income (%)	1.90	1.89	3.04[d]	1.53	1.65[b]
Portfolio turnover rate (%)	14	139	132	117	122

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

[c] Total return would have been lower had certain expenses not been reimbursed.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Performance Summary December 31, 2010

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.79% and 1.14% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any Fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,307	$10,628	$13,698	$28,196
	Average annual total return	23.07%	2.05%	6.50%	10.92%
Russell 2500 Value Index	Growth of $10,000	$12,482	$10,839	$12,079	$22,678
	Average annual total return	24.82%	2.72%	3.85%	8.53%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,266	$10,518	$13,454	$22,074
	Average annual total return	22.66%	1.70%	6.11%	9.76%
Russell 2500 Value Index	Growth of $10,000	$12,482	$10,839	$12,079	$19,734
	Average annual total return	24.82%	2.72%	3.85%	8.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,279.90	$ 1,277.50
Expenses Paid per $1,000*	$ 4.65	$ 6.72
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.12	$ 1,019.31
Expenses Paid per $1,000*	$ 4.13	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.81%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Dreman Small Mid Cap Value VIP

Small- and mid-cap stocks performed very well in 2010, reflecting an environment of positive investor sentiment and gradually improving economic growth. The Class A shares of the Fund returned 23.07% for the year (unadjusted for contract charges), but lagged the 24.82% return of the fund's benchmark, the Russell 2500™ Value Index. Although the Fund underperformed, we are gratified that it largely kept pace with the index at a time in which the market's best performers were generally the type of richly valued, momentum-driven stocks that we seek to avoid.

We believe it is important to note that our value-focused approach has contributed to strong outperformance for the Fund over the long term, as it has outpaced the benchmark during both the 5- and 10-year periods ended December 31, 2010.

Our bottom-up stock selection process worked well in the information technology, materials and financial sectors during 2010, but we underperformed in the consumer discretionary segment. Our top individual performer in 2010 was CBL & Associates Properties, Inc., a real estate investment trust whose focus on retail properties positioned it to benefit from the improvement in consumer spending. Endo Pharmaceuticals Holdings, Inc., Pan American Silver Corp.* and Forest Oil Corp. also added significant value for the Fund. On the negative side, our leading detractors were ITT Educational Services, Inc.* and Alliant Techsystems, Inc.

We retain a reasonably optimistic outlook as we enter the new year. While the broader market is nowhere near as inexpensive as it was 12-18 months ago, there are still plenty of opportunities for bottom-up stock pickers. We continue to focus on companies with valuations that do not fully reflect their strong fundamentals, which in our view provide a margin of safety in the event of a market downturn.1 We believe this disciplined, value-based approach — together with our conscious decision to avoid chasing overvalued stocks when they rally — has been the key to our success over the past decade.

David N. Dreman

Lead Portfolio Manager

E. Clifton Hoover, Jr., CFA
Mark Roach

Portfolio Managers

Dreman Value Management, L.L.C., Subadvisor to the Fund

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratio and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

* Not held in the Fund as of December 31, 2010.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	100%
Closed-End Investment Company	1%	—
Cash Equivalents	1%	0%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Financials	19%	15%
Information Technology	14%	15%
Industrials	13%	16%
Energy	11%	9%
Health Care	11%	9%
Consumer Discretionary	11%	14%
Materials	9%	6%
Utilities	6%	7%
Consumer Staples	6%	8%
Telecommunications Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 101.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 11.0%
Auto Components 0.6%
Cooper Tire & Rubber Co. (a)	70,654	1,666,021
Diversified Consumer Services 1.1%
Regis Corp. (a)	187,925	3,119,555
Hotels Restaurants & Leisure 3.3%
Brinker International, Inc. (a)	192,550	4,020,444
International Speedway Corp. "A" (a)	113,475	2,969,641
LIFE TIME FITNESS, Inc.* (a)	48,596	1,991,950
		8,982,035
Leisure Equipment & Products 1.2%
Mattel, Inc.	131,425	3,342,138
Multiline Retail 1.0%
Big Lots, Inc.* (a)	91,179	2,777,312
Specialty Retail 1.2%
Aaron's, Inc. (a)	153,987	3,139,795
Textiles, Apparel & Luxury Goods 2.6%
Hanesbrands, Inc.* (a)	129,900	3,299,460
The Jones Group, Inc.	239,790	3,726,337
		7,025,797
Consumer Staples 5.7%
Beverages 1.6%
Constellation Brands, Inc. "A"* (a)	195,975	4,340,846
Food Products 2.7%
Del Monte Foods Co. (a)	214,750	4,037,300
Ralcorp Holdings, Inc.* (a)	53,300	3,465,033
		7,502,333
Household Products 1.4%
Energizer Holdings, Inc.*	50,975	3,716,078
Energy 11.2%
Energy Equipment & Services 5.9%
Atwood Oceanics, Inc.* (a)	90,490	3,381,612
Cal Dive International, Inc.*	481,725	2,731,381
McDermott International, Inc.*	126,125	2,609,526
Superior Energy Services, Inc.* (a)	111,975	3,918,005
Tidewater, Inc. (a)	65,875	3,546,710
		16,187,234
Oil, Gas & Consumable Fuels 5.3%
Arch Coal, Inc. (a)	123,000	4,312,380
Forest Oil Corp.* (a)	102,800	3,903,316
Frontline Ltd. (a)	113,375	2,876,324
Newfield Exploration Co.*	46,915	3,383,040
		14,475,060
Financials 17.5%
Capital Markets 1.3%
Raymond James Financial, Inc. (a)	104,600	3,420,420
Commercial Banks 2.2%
Bank of Hawaii Corp. (a)	60,100	2,837,321
BOK Financial Corp. (a)	61,025	3,258,735
		6,096,056
Insurance 6.3%
Allied World Assurance Co. Holdings Ltd. (a)	62,450	3,712,028
Argo Group International Holdings Ltd.	104,813	3,925,247
	Shares	Value ($)

Axis Capital Holdings Ltd.	93,800	3,365,544
Endurance Specialty Holdings Ltd. (a)	60,075	2,767,655
Everest Re Group Ltd.	40,225	3,411,885
		17,182,359
Real Estate Investment Trusts 7.7%
CBL & Associates Properties, Inc. (REIT) (a)	225,500	3,946,250
CommonWealth REIT (REIT) (a)	126,756	3,233,545
Hospitality Properties Trust (REIT)	146,750	3,381,120
Medical Properties Trust, Inc. (REIT) (a)	341,500	3,698,445
MFA Financial, Inc. (REIT)	411,975	3,361,716
Weingarten Realty Investors (REIT) (a)	149,400	3,549,744
		21,170,820
Health Care 11.2%
Biotechnology 1.2%
Cephalon, Inc.*	52,450	3,237,214
Health Care Equipment & Supplies 3.8%
Alere, Inc.* (a)	107,275	3,926,265
Beckman Coulter, Inc. (a)	47,700	3,588,471
Teleflex, Inc. (a)	54,200	2,916,502
		10,431,238
Health Care Providers & Services 3.7%
Healthspring, Inc.* (a)	125,175	3,320,893
LifePoint Hospitals, Inc.* (a)	88,825	3,264,319
Owens & Minor, Inc.	114,350	3,365,320
		9,950,532
Life Sciences Tools & Services 1.2%
Charles River Laboratories International, Inc.* (a)	93,375	3,318,547
Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.* (a)	100,625	3,593,319
Industrials 12.4%
Aerospace & Defense 2.4%
Alliant Techsystems, Inc.*	45,250	3,367,958
Spirit AeroSystems Holdings, Inc. "A"*	155,000	3,225,550
		6,593,508
Commercial Services & Supplies 2.1%
Pitney Bowes, Inc. (a)	124,950	3,021,291
The Brink's Co.	101,475	2,727,648
		5,748,939
Construction & Engineering 1.2%
Tutor Perini Corp.	155,900	3,337,819
Electrical Equipment 2.9%
GrafTech International Ltd.*	183,925	3,649,072
Hubbell, Inc. "B" (a)	69,050	4,151,976
		7,801,048
Machinery 2.6%
Crane Co.	89,925	3,693,219
Joy Global, Inc.	39,385	3,416,649
		7,109,868
Trading Companies & Distributors 1.2%
Textainer Group Holdings Ltd. (a)	118,450	3,374,641
Information Technology 14.3%
Communications Equipment 2.0%
Arris Group, Inc.* (a)	260,450	2,922,249
	Shares	Value ($)

CommScope, Inc.* (a)	85,450	2,667,749
		5,589,998
Computers & Peripherals 1.6%
NCR Corp.*	89,728	1,379,119
Synaptics, Inc.* (a)	103,375	3,037,158
		4,416,277
Electronic Equipment, Instruments & Components 2.9%
Arrow Electronics, Inc.*	119,375	4,088,594
Jabil Circuit, Inc. (a)	196,500	3,947,685
		8,036,279
IT Services 3.1%
Amdocs Ltd.*	114,125	3,135,014
DST Systems, Inc.	77,050	3,417,167
Jack Henry & Associates, Inc. (a)	69,381	2,022,456
		8,574,637
Semiconductors & Semiconductor Equipment 2.6%
Microsemi Corp.*	156,150	3,575,835
Teradyne, Inc.* (a)	245,425	3,445,767
		7,021,602
Software 2.1%
Net 1 UEPS Technologies, Inc.*	156,665	1,920,713
Synopsys, Inc.*	138,575	3,729,053
		5,649,766
Materials 8.5%
Chemicals 3.0%
CF Industries Holdings, Inc.	34,200	4,622,130
Lubrizol Corp. (a)	32,900	3,516,352
		8,138,482
Containers & Packaging 1.1%
Owens-Illinois, Inc.*	98,125	3,012,438
Metals & Mining 4.4%
Coeur d'Alene Mines Corp.* (a)	194,375	5,310,325
IAMGOLD Corp. (a)	188,575	3,356,635
Reliance Steel & Aluminum Co. (a)	68,800	3,515,680
		12,182,640
	Shares	Value ($)

Utilities 6.0%
Electric Utilities 2.5%
Allegheny Energy, Inc.	142,100	3,444,504
Portland General Electric Co.	150,350	3,262,595
		6,707,099
Gas Utilities 1.0%
AGL Resources, Inc.	78,575	2,816,914
Independent Power Producers & Energy Traders 1.2%
Constellation Energy Group, Inc.	109,825	3,363,940
Multi-Utilities 1.3%
Ameren Corp. (a)	121,650	3,429,313
Total Common Stocks (Cost $206,930,389)		267,579,917

Closed-End Investment Company 1.2%
Financials
Apollo Investment Corp. (Cost $3,305,969)	302,775	3,351,719

Securities Lending Collateral 35.9%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $98,280,070)	98,280,070	98,280,070

Cash Equivalents 0.6%
Central Cash Management Fund, 0.19% (b) (Cost $1,698,867)	1,698,867	1,698,867
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $310,215,295)+	135.5	370,910,573
Other Assets and Liabilities, Net	(35.5)	(97,205,361)
Net Assets	100.0	273,705,212

* Non-income producing security.

+ The cost for federal income tax purposes was $311,177,875. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $59,732,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,554,187 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,821,489.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $95,671,560, which is 35.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 267,579,917	$ —	$ —	$ 267,579,917
Closed-End Investment Company	3,351,719	—	—	3,351,719
Short-Term Investments (d)	99,978,937	—	—	99,978,937
Total	$ 370,910,573	$ —	$ —	$ 370,910,573

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $210,236,358) — including $95,671,560 of securities loaned	$ 270,931,636
Investment in Daily Assets Fund Institutional (cost $98,280,070)*	98,280,070
Investment in Central Cash Management Fund (cost $1,698,867)	1,698,867
Total investments, at value (cost $310,215,295)	370,910,573
Cash	18,356
Receivable for investments sold	1,419,033
Receivable for Fund shares sold	291,039
Dividends receivable	398,083
Interest receivable	9,566
Other assets	1,379
Total assets	373,048,029
Liabilities
Payable upon return of securities loaned	98,280,070
Payable for investments purchased	528,674
Payable for Fund shares redeemed	245,511
Accrued management fee	162,677
Accrued expenses and payables	125,885
Total liabilities	99,342,817
Net assets, at value	$ 273,705,212
Net Assets Consist of:
Undistributed net investment income	2,636,612
Net unrealized appreciation (depreciation) on investments	60,695,278
Accumulated net realized gain (loss)	(104,463,786)
Paid-in capital	314,837,108
Net assets, at value	$ 273,705,212
Class A Net Asset Value, offering and redemption price per share ($247,497,040 ÷ 20,271,172 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.21
Class B Net Asset Value, offering and redemption price per share ($26,208,172 ÷ 2,147,844 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes witheld of $18)	$ 4,702,210
Income distributions — Central Cash Management Fund	13,649
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	274,403
Total income	4,990,262
Expenses: Management fee	1,653,319
Administration fee	254,770
Services to shareholders	8,397
Distribution service fee (Class B)	59,943
Record keeping fees (Class B)	24,599
Custodian fee	13,570
Professional fees	67,753
Trustees fees and expenses	10,622
Reports to shareholders	58,443
Other	12,400
Total expenses	2,163,816
Net investment income (loss)	2,826,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	30,809,807
Change in net unrealized appreciation (depreciation) on investments	18,581,828
Net gain (loss)	49,391,635
Net increase (decrease) in net assets resulting from operations	$ 52,218,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 2,826,446	$ 4,311,793
Net realized gain (loss)	30,809,807	(70,986,842)
Change in net unrealized appreciation (depreciation)	18,581,828	125,626,581
Net increase (decrease) in net assets resulting from operations	52,218,081	58,951,532
Distributions to shareholders from: Net investment income: Class A	(3,068,046)	(4,046,857)
Class B	(217,515)	(395,321)
Total distributions	(3,285,561)	(4,442,178)
Fund share transactions: Class A Proceeds from shares sold	28,003,012	23,798,898
Reinvestment of distributions	3,068,046	4,046,857
Payments for shares redeemed	(62,437,627)	(65,465,868)
Net increase (decrease) in net assets from Class A share transactions	(31,366,569)	(37,620,113)
Class B Proceeds from shares sold	3,472,987	3,195,894
Reinvestment of distributions	217,515	395,321
Payments for shares redeemed	(5,804,013)	(9,987,772)
Net increase (decrease) in net assets from Class B share transactions	(2,113,511)	(6,396,557)
Increase (decrease) in net assets	15,452,440	10,492,684
Net assets at beginning of period	258,252,772	247,760,088
Net assets at end of period (including undistributed net investment income of $2,636,612 and $3,095,726, respectively)	$ 273,705,212	$ 258,252,772
Other Information
Class A Shares outstanding at beginning of period	23,383,684	28,178,465
Shares sold	2,611,387	2,960,168
Shares issued to shareholders in reinvestment of distributions	271,509	624,515
Shares redeemed	(5,995,408)	(8,379,464)
Net increase (decrease) in Class A shares	(3,112,512)	(4,794,781)
Shares outstanding at end of period	20,271,172	23,383,684
Class B Shares outstanding at beginning of period	2,341,698	3,073,371
Shares sold	327,236	387,629
Shares issued to shareholders in reinvestment of distributions	19,214	60,912
Shares redeemed	(540,304)	(1,180,214)
Net increase (decrease) in Class B shares	(193,854)	(731,673)
Shares outstanding at end of period	2,147,844	2,341,698

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 7.93	$ 20.12	$ 22.93	$ 19.98
Income (loss) from investment operations: Net investment income[a]	.12	.16	.13	.18	.15
Net realized and unrealized gain (loss)	2.19	2.11	(4.92)	.54	4.69
Total from investment operations	2.31	2.27	(4.79)	.72	4.84
Less distributions from: Net investment income	(.14)	(.16)	(.29)	(.23)	(.18)
Net realized gains	—	—	(7.11)	(3.30)	(1.71)
Total distributions	(.14)	(.16)	(7.40)	(3.53)	(1.89)
Net asset value, end of period	$ 12.21	$ 10.04	$ 7.93	$ 20.12	$ 22.93
Total Return (%)	23.07	29.70	(33.42)[b]	3.06	25.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	235	223	468	562
Ratio of expenses before expense reductions (%)	.82	.79	.83	.78	.79
Ratio of expenses after expense reductions (%)	.82	.79	.82	.78	.79
Ratio of net investment income (%)	1.14	1.92	1.13	.85	.71
Portfolio turnover rate (%)	38	72	49	110	52
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.03	$ 7.92	$ 20.08	$ 22.88	$ 19.93
Income (loss) from investment operations: Net investment income[a]	.08	.13	.09	.10	.07
Net realized and unrealized gain (loss)	2.19	2.12	(4.92)	.54	4.67
Total from investment operations	2.27	2.25	(4.83)	.64	4.74
Less distributions from: Net investment income	(.10)	(.14)	(.22)	(.14)	(.08)
Net realized gains	—	—	(7.11)	(3.30)	(1.71)
Total distributions	(.10)	(.14)	(7.33)	(3.44)	(1.79)
Net asset value, end of period	$ 12.20	$ 10.03	$ 7.92	$ 20.08	$ 22.88
Total Return (%)	22.66	29.28	(33.67)[b]	2.67	24.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	23	24	34	90
Ratio of expenses before expense reductions (%)	1.17	1.14	1.18	1.16	1.17
Ratio of expenses after expense reductions (%)	1.17	1.14	1.17	1.16	1.17
Ratio of net investment income (%)	.79	1.57	.78	.47	.33
Portfolio turnover rate (%)	38	72	49	110	52
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.39% and 1.74% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,365	$8,541	$11,815	$15,326
	Average annual total return	13.65%	-5.12%	3.39%	4.36%
MSCI World Index	Growth of $10,000	$11,176	$8,613	$11,276	$12,562
	Average annual total return	11.76%	-4.85%	2.43%	2.31%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,324	$8,455	$11,603	$18,809
	Average annual total return	13.24%	-5.44%	3.02%	7.71%
MSCI World Index	Growth of $10,000	$11,176	$8,613	$11,276	$16,563
	Average annual total return	11.76%	-4.85%	2.43%	6.12%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Global Thematic VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,245.60	$ 1,243.60
Expenses Paid per $1,000*	$ 5.94	$ 7.92
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,019.91	$ 1,018.15
Expenses Paid per $1,000*	$ 5.35	$ 7.12

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.05%	1.40%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Global Thematic VIP

The Fund's Class A shares returned 13.65% during 2010, outpacing the 11.76% return of the MSCI World Index. The Fund also has outperformed its benchmark during the 5- and 10-year periods ended December 31, 2010.

In managing the Fund, we strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that can benefit as these themes unfold. All 13 of the Fund's themes produced positive absolute returns during 2010. On a relative basis, nine themes outperformed the broader market while just three lagged.

Three of our best-performing themes of 2010 were those with heavy exposure to the emerging markets: Large Units, which invests in companies that are benefiting from the growth of middle classes and consumerism in emerging-markets countries; Global Agribusiness, where we seek companies that stand to benefit from the rapidly changing dietary needs of a growing global population; and Indian Ocean, which seeks to capitalize on the need for China and India to secure agricultural and energy supply routes in the region. Also performing very well was our theme Disequilibria, in which we hunt for situations where investors do not fully understand the capacity of an industry or a company to adapt to a structural change. Many industries experienced significant changes in the wake of the global recession of 2008-2009, creating abundant opportunities to capitalize on companies that were able to benefit from industry flux.

The smallest gain came from our theme Personalized Medicine, which is invested entirely in health care stocks — a sector that underperformed amid the momentum-driven market environment. We remain enthusiastic on the long-term prospects of this theme despite its recent underperformance, and we continue to add to the Fund's holdings in this area.

While we believe there is a good case for global equities as we move into 2011, we continue to spend time analyzing the potential adverse outcomes of various economic scenarios. Our investment framework remains guided by our well-researched themes and the core principle that investment management is a marathon and not a sprint.

Oliver Kratz, PhD

Portfolio Manager, Global Thematic Partners, LLC
Subadvisor to the Fund

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	94%	95%
Participatory Notes	3%	2%
Cash Equivalents	2%	1%
Preferred Stocks	1%	—
Exchange-Traded Funds	—	2%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Financials	21%	23%
Information Technology	14%	11%
Health Care	12%	14%
Consumer Staples	11%	11%
Industrials	11%	14%
Materials	9%	2%
Telecommunication Services	7%	6%
Consumer Discretionary	6%	8%
Energy	5%	9%
Utilities	4%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

United States	32%	44%
Continental Europe	23%	23%
Japan	9%	9%
Latin America	8%	5%
Asia (excluding Japan)	8%	5%
United Kingdom	8%	7%
Africa	4%	2%
Middle East	4%	3%
Bermuda	1%	1%
Other	3%	1%
	100%	100%

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 114.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 95.6%
Austria 3.4%
Erste Group Bank AG	40,781	1,916,496
Raiffeisen Bank International AG	6,427	352,042
Wienerberger AG*	10,111	193,193
(Cost $1,834,682)		2,461,731
Bahrain 0.3%
Aluminium Bahrain 144A (GDR)* (Cost $262,586)	21,937	245,694
Bermuda 0.6%
Lazard Ltd. "A" (Cost $323,175)	11,956	472,143
Brazil 4.5%
All America Latina Logistica	41,745	377,342
Banco Bradesco SA (ADR) (Preferred)	16,875	342,394
Banco Santander Brasil SA (ADR)	32,906	447,522
Brasil Telecom SA (ADR)	4,401	96,514
Petroleo Brasileiro SA (ADR)	18,094	684,677
Santos Brasil Participacoes SA (Units)	34,497	477,684
SLC Agricola SA	63,320	839,453
(Cost $2,784,368)		3,265,586
Cayman Islands 0.3%
Herbalife Ltd. (Cost $153,889)	3,749	256,319
China 2.1%
Bank of China Ltd. "H"	938,871	496,444
China Metal Recycling Holdings Ltd.	199,352	211,078
Li Ning Co., Ltd.	89,245	189,448
Mindray Medical International Ltd. (ADR) (a)	23,089	609,550
(Cost $1,632,015)		1,506,520
Denmark 1.2%
Vestas Wind Systems AS* (Cost $875,294)	27,897	880,998
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $185,988)	96,576	352,502
France 0.8%
Carrefour SA (Cost $747,206)	14,437	595,163
Germany 6.3%
Axel Springer AG	3,028	493,655
Deutsche Lufthansa AG (Registered)*	18,558	405,585
Deutsche Post AG (Registered)	42,056	713,297
E.ON AG	67,902	2,082,574
HeidelbergCement AG	14,027	879,566
(Cost $4,117,461)		4,574,677
Greece 0.3%
Hellenic Exchanges SA (Cost $230,675)	31,318	205,066
Hong Kong 1.3%
China Mobile Ltd. (ADR)	6,721	333,496
Esprit Holdings Ltd.	116,286	552,048
Yingde Gases* (b)	69,766	61,483
(Cost $1,019,783)		947,027
	Shares	Value ($)

India 0.2%
Deccan Chronicle Holdings Ltd. (Cost $240,432)	67,247	164,828
Indonesia 1.9%
PT Semen Gresik (Persero) Tbk	377,454	395,662
PT Telekomunikasi Indonesia Tbk (ADR)	26,780	954,707
(Cost $1,244,304)		1,350,369
Israel 1.7%
NICE Systems Ltd. (ADR)*	5,989	209,016
Teva Pharmaceutical Industries Ltd. (ADR)	19,106	995,996
(Cost $1,141,082)		1,205,012
Italy 1.0%
Parmalat SpA	165,995	454,527
UniCredit SpA	124,822	258,146
(Cost $791,529)		712,673
Japan 9.3%
FANUC Corp.	3,300	506,241
Fujitsu Ltd.	74,000	514,552
Hitachi Ltd.	110,000	586,922
INPEX Corp.	171	1,000,241
Kirin Holdings Co., Ltd.	37,000	518,701
Mitsubishi UFJ Financial Group, Inc.	66,200	357,689
Mizuho Financial Group, Inc.	196,800	370,569
Nomura Holdings, Inc.	104,514	662,339
Seven & I Holdings Co., Ltd.	13,000	347,222
Sumitomo Mitsui Financial Group, Inc.	11,000	391,545
Takeda Pharmaceutical Co., Ltd.	6,000	295,094
Toyota Motor Corp.	24,000	945,101
Yamada Denki Co., Ltd.	4,020	274,124
(Cost $5,930,147)		6,770,340
Kazakhstan 0.1%
Kazakhstan Kagazy PLC 144A (GDR)* (Cost $916,872)	181,200	45,300
Korea 3.1%
KT&G Corp.*	15,968	920,365
Samsung Electronics Co., Ltd.	1,571	1,312,832
(Cost $1,940,032)		2,233,197
Malaysia 0.4%
Axiata Group Bhd.* (Cost $214,993)	185,900	286,203
Mexico 0.7%
Grupo Aeroportuario del Sureste SAB de CV (ADR) (a) (Cost $379,121)	8,482	478,809
Netherlands 2.5%
QIAGEN NV*	32,654	638,694
Unilever NV (CVA)	11,806	367,589
VimpelCom Ltd. (ADR) (c)	53,834	809,663
(Cost $1,699,907)		1,815,946
Norway 0.2%
Statoil Fuel & Retail ASA* (Cost $129,742)	19,358	176,926
	Shares	Value ($)

Panama 1.5%
Copa Holdings SA "A" (Cost $841,944)	18,635	1,096,483
Puerto Rico 1.4%
Popular, Inc.* (Cost $920,104)	316,838	994,871
Russia 1.1%
Aeroflot-Russian Airlines	107,905	280,553
Gazprom (ADR)	15,660	395,415
Sistema JSFC (GDR) (REG S)	5,253	130,957
(Cost $736,335)		806,925
South Africa 3.7%
Aquarius Platinum Ltd.	43,863	240,721
MTN Group Ltd.	37,788	771,076
Murray & Roberts Holdings Ltd.	47,792	291,431
Standard Bank Group Ltd.	68,349	1,115,892
Tiger Brands Ltd.	9,361	275,153
(Cost $2,311,096)		2,694,273
Spain 1.1%
Telefonica SA (Cost $794,722)	34,493	783,371
Sweden 2.8%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,861,198)	174,404	2,019,548
Switzerland 2.2%
EFG International AG	17,204	235,630
Roche Holding AG (Genusschein)	6,133	899,052
Syngenta AG (Registered)	1,600	468,654
(Cost $1,496,506)		1,603,336
Thailand 0.1%
Seamico Securities PCL (Foreign Registered)* (Cost $153,906)	1,403,300	84,724
United Kingdom 7.4%
African Minerals Ltd.* (d)	19,586	128,559
Anglo American PLC	13,249	688,998
BAE Systems PLC	54,188	278,799
Barratt Developments PLC*	331,333	457,949
Diageo PLC	57,956	1,070,756
GlaxoSmithKline PLC	35,913	694,300
Imperial Tobacco Group PLC	21,678	665,147
Tesco PLC	109,726	727,063
Vodafone Group PLC	255,016	659,213
(Cost $4,884,794)		5,370,784
United States 31.6%
Abbott Laboratories	18,197	871,818
Advanced Micro Devices, Inc.*	102,758	840,560
Air Products & Chemicals, Inc.	4,995	454,295
Apache Corp.	3,790	451,882
Bank of America Corp.	112,710	1,503,551
Calpine Corp.*	39,059	521,047
Cisco Systems, Inc.*	44,299	896,169
Electronic Arts, Inc.*	26,791	438,837
EMC Corp.*	21,348	488,869
General Dynamics Corp.	12,234	868,125
General Electric Co.	45,728	836,365
General Motors Co.*	10,233	377,188
GSI Commerce, Inc.*	14,323	332,294
Harris Corp.	12,034	545,140
JPMorgan Chase & Co.	41,332	1,753,303
Kinetic Concepts, Inc.*	13,074	547,539
Laboratory Corp. of America Holdings*	13,043	1,146,741
	Shares	Value ($)

Life Technologies Corp.*	20,262	1,124,541
MasterCard, Inc. "A"	4,650	1,042,111
Medco Health Solutions, Inc.*	19,659	1,204,507
Monsanto Co.	5,794	403,494
Morgan Stanley	46,133	1,255,279
New York Times Co. "A"* (a)	37,641	368,882
Owens-Illinois, Inc.*	21,550	661,585
Rock-Tenn Co. "A"	2,966	160,016
Schweitzer-Mauduit International, Inc.	8,692	546,901
The NASDAQ OMX Group, Inc.*	29,036	688,444
Wal-Mart Stores, Inc.	21,281	1,147,684
Williams Companies, Inc.	24,851	614,317
World Fuel Services Corp.	7,879	284,905
Yahoo!, Inc.*	35,219	585,693
(Cost $20,218,099)		22,962,082
Total Common Stocks (Cost $63,013,987)		69,419,426

Preferred Stocks 0.5%
Germany 0.3%
Porsche Automobil Holding SE (Cost $135,727)	2,664	212,334
Russia 0.2%
Surgutneftegas (Cost $132,021)	281,496	140,748
Total Preferred Stocks (Cost $267,748)		353,082

Participatory Notes 2.9%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013* (Cost $183,726)	11,543	162,756
Nigeria 0.9%
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/15/2013*	2,922,113	263,952
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	2,479,865	289,752
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	1,015,714	100,302
(Cost $601,105)		654,006
Pakistan 0.5%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $347,029)	398,560	356,611
Saudi Arabia 1.3%
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC), Expiration Date 3/26/2012*	13,086	365,511
Yanbu National Petrochemicals Co. (issuer HSBC Bank PLC), Expiration Date 1/7/2013	47,967	608,821
(Cost $888,354)		974,332
Total Participatory Notes (Cost $2,020,214)		2,147,705

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $960,500)	960,500	960,500
	Shares	Value ($)

Cash Equivalents 2.2%
Central Cash Management Fund, 0.19% (e) (Cost $1,583,896)	1,583,896	1,583,896
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,846,345)+	102.5	74,464,609
Other Assets and Liabilities, Net	(2.5)	(1,846,982)
Net Assets	100.0	72,617,627

* Non-income producing security.

+ The cost for federal income tax purposes was $68,246,019. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $6,218,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,508,835 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,290,245.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $932,405, which is 1.3% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in China.

(c) Security is listed in country of domicile. Significant business activities of company are in Eastern Europe and South Asia.

(d) Security is listed in country of domicile. Significant business activities of company are in Africa.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stocks (g)
Austria	$ —	$ 2,461,731	$ —	$ 2,461,731
Bahrain	—	245,694	—	245,694
Bermuda	472,143	—	—	472,143
Brazil	3,265,586	—	—	3,265,586
Cayman Islands	256,319	—	—	256,319
China	609,550	896,970	—	1,506,520
Denmark	—	880,998	—	880,998
Egypt	—	352,502	—	352,502
France	—	595,163	—	595,163
Germany	—	4,787,011	—	4,787,011
Greece	—	205,066	—	205,066
Hong Kong	333,496	613,531	—	947,027
India	—	164,828	—	164,828
Indonesia	954,707	395,662	—	1,350,369
Israel	1,205,012	—	—	1,205,012
Italy	—	712,673	—	712,673
Japan	—	6,770,340	—	6,770,340
Kazakhstan	—	45,300	—	45,300
Korea	—	2,233,197	—	2,233,197
Malaysia	—	286,203	—	286,203
Mexico	478,809	—	—	478,809
Netherlands	809,663	1,006,283	—	1,815,946
Norway	—	176,926	—	176,926
Panama	1,096,483	—	—	1,096,483
Puerto Rico	994,871	—	—	994,871
Russia	—	947,673	—	947,673
South Africa	—	2,694,273	—	2,694,273
Spain	—	783,371	—	783,371
Sweden	—	2,019,548	—	2,019,548
Switzerland	—	1,603,336	—	1,603,336
Thailand	—	84,724	—	84,724
United Kingdom	—	5,370,784	—	5,370,784
United States	22,962,082	—	—	22,962,082
Participatory Notes (g)	—	2,147,705	—	2,147,705
Short-Term Investments (g)	2,544,396	—	—	2,544,396
Total	$ 35,983,117	$ 38,481,492	$ —	$ 74,464,609

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $65,301,949) — including $932,405 of securities loaned	$ 71,920,213
Investment in Daily Assets Fund Institutional (cost $960,500)*	960,500
Investment in Central Cash Management Fund (cost $1,583,896)	1,583,896
Total investments, at value (cost $67,846,345)	74,464,609
Foreign currency, at value (cost $129,430)	129,932
Receivable for investments sold	421,035
Receivable for Fund shares sold	92
Dividends receivable	66,283
Interest receivable	1,147
Foreign taxes recoverable	15,438
Due from Advisor	6,316
Other assets	325
Total assets	75,105,177
Liabilities
Payable for investments purchased	1,362,763
Payable for Fund shares redeemed	33,107
Payable upon return of securities loaned	960,500
Accrued expenses and payables	131,180
Total liabilities	2,487,550
Net assets, at value	$ 72,617,627
Net Assets Consist of
Undistributed net investment income	361,169
Net unrealized appreciation (depreciation) on: Investments	6,618,264
Foreign currency	2,108
Accumulated net realized gain (loss)	(53,454,008)
Paid-in capital	119,090,094
Net assets, at value	$ 72,617,627
Class A Net Asset Value, offering and redemption price per share ($67,788,512 ÷ 7,301,949 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.28
Class B Net Asset Value, offering and redemption price per share ($4,829,115 ÷ 519,624 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.29

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $75,539)	$ 1,226,438
Income distributions — Central Cash Management Fund	2,453
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,173
Total income	1,252,064
Expenses: Management fee	626,939
Administration fee	68,518
Services to shareholders	3,860
Distribution service fee (Class B)	11,552
Record keeping fees (Class B)	4,575
Custodian fee	142,829
Legal fees	9,737
Audit and tax fees	65,395
Trustees' fees and expenses	5,102
Reports to shareholders	10,208
Other	34,743
Total expenses before expense reductions	983,458
Expense reductions	(245,517)
Total expenses after expense reductions	737,941
Net investment income (loss)	514,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $41,882)	7,284,942
Foreign currency	(78,627)
7,206,315
Change in net unrealized appreciation (depreciation) on: Investments	897,676
Foreign currency	1,793
899,469
Net gain (loss)	8,105,784
Net increase (decrease) in net assets resulting from operations	$ 8,619,907

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 514,123	$ 748,747
Net realized gain (loss)	7,206,315	(3,218,906)
Change in net unrealized appreciation (depreciation)	899,469	24,610,274
Net increase (decrease) in net assets resulting from operations	8,619,907	22,140,115
Distributions to shareholders from: Net investment income: Class A	(621,927)	(911,359)
Class B	(28,358)	(54,811)
Total distributions	(650,285)	(966,170)
Fund share transactions: Class A Proceeds from shares sold	5,854,566	5,051,406
Reinvestment of distributions	621,927	911,359
Payments for shares redeemed	(12,215,497)	(18,301,405)
Net increase (decrease) in net assets from Class A share transactions	(5,739,004)	(12,338,640)
Class B Proceeds from shares sold	308,827	438,509
Reinvestment of distributions	28,358	54,811
Payments for shares redeemed	(1,123,823)	(1,021,786)
Net increase (decrease) in net assets from Class B share transactions	(786,638)	(528,466)
Increase (decrease) in net assets	1,443,980	8,306,839
Net assets at beginning of period	71,173,647	62,866,808
Net assets at end of period (including undistributed net investment income of $361,169 and $607,015, respectively)	$ 72,617,627	$ 71,173,647
Other Information
Class A Shares outstanding at beginning of period	8,018,621	10,056,541
Shares sold	692,269	725,805
Shares issued to shareholders in reinvestment of distributions	72,065	174,256
Shares redeemed	(1,481,006)	(2,937,981)
Net increase (decrease) in Class A shares	(716,672)	(2,037,920)
Shares outstanding at end of period	7,301,949	8,018,621
Class B Shares outstanding at beginning of period	617,302	702,064
Shares sold	36,659	66,888
Shares issued to shareholders in reinvestment of distributions	3,275	10,440
Shares redeemed	(137,612)	(162,090)
Net increase (decrease) in Class B shares	(97,678)	(84,762)
Shares outstanding at end of period	519,624	617,302

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.24	$ 5.84	$ 15.66	$ 17.39	$ 14.44
Income (loss) from investment operations: Net investment income[a]	.06	.08	.11	.14	.15[c]
Net realized and unrealized gain (loss)	1.06	2.42	(5.83)	.88	4.02
Total from investment operations	1.12	2.50	(5.72)	1.02	4.17
Less distributions from: Net investment income	(.08)	(.10)	(.19)	(.11)	(.09)
Net realized gains	—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.08)	(.10)	(4.10)	(2.75)	(1.22)
Net asset value, end of period	$ 9.28	$ 8.24	$ 5.84	$ 15.66	$ 17.39
Total Return (%)[b]	13.65	43.82	(47.75)	6.29	30.14[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	66	59	151	143
Ratio of expenses before expense reductions (%)	1.41	1.38	1.47	1.44	1.38
Ratio of expenses after expense reductions (%)	1.05	1.04	1.09	1.11	1.04
Ratio of net investment income (%)	.77	1.23	1.09	.82	.92[c]
Portfolio turnover rate (%)	165	190	229	191	136

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 8.25	$ 5.85	$ 15.66	$ 17.38	$ 14.43
Income (loss) from investment operations: Net investment income[a]	.04	.06	.07	.07	.09[c]
Net realized and unrealized gain (loss)	1.05	2.42	(5.83)	.90	4.02
Total from investment operations	1.09	2.48	(5.76)	.97	4.11
Less distributions from: Net investment income	(.05)	(.08)	(.14)	(.05)	(.03)
Net realized gains	—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.05)	(.08)	(4.05)	(2.69)	(1.16)
Net asset value, end of period	$ 9.29	$ 8.25	$ 5.85	$ 15.66	$ 17.38
Total Return (%)[b]	13.24	43.23	(47.87)	5.84	29.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4	10	25
Ratio of expenses before expense reductions (%)	1.76	1.73	1.82	1.81	1.76
Ratio of expenses after expense reductions (%)	1.40	1.39	1.45	1.47	1.43
Ratio of net investment income (%)	.42	.88	.73	.46	.53[c]
Portfolio turnover rate (%)	165	190	229	191	136

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2010

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.58% and 0.92% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,661	$12,091	$13,344	$16,865
	Average annual total return	6.61%	6.53%	5.94%	5.37%
Barclays Capital GNMA Index	Growth of $10,000	$10,667	$12,125	$13,568	$17,679
	Average annual total return	6.67%	6.63%	6.29%	5.86%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,624	$11,968	$13,090	$14,610
	Average annual total return	6.24%	6.17%	5.53%	4.56%
Barclays Capital GNMA Index	Growth of $10,000	$10,667	$12,125	$13,568	$15,655
	Average annual total return	6.67%	6.63%	6.29%	5.41%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Government & Agency Securities VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,001.50	$ 999.20
Expenses Paid per $1,000*	$ 3.13	$ 4.89
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,022.08	$ 1,020.32
Expenses Paid per $1,000*	$ 3.16	$ 4.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.62%	.97%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Government & Agency Securities VIP

During the 12-month period, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors such as corporate bonds outperformed as investors sought yield in an environment of extraordinarily low interest rates. GNMAs, for which repayment of principal is backed by the full faith and credit of the US government, also provided attractive returns for the full period, helped by a declining rate environment and modest prepayments on underlying mortgages.

During the 12-month period ended December 31, 2010, the Fund provided a total return of 6.61% (Class A shares, unadjusted for contract charges), compared with the 6.67% return of its benchmark, the Barclays Capital GNMA Index.

During the year, investors tried to balance the potential impact of very low interest rates on mortgage prepayments against the implications of a tighter lending climate following the financial crisis and downturn in housing prices. The Fund held certain specified pools of seasoned and low-balance mortgages with favorable prepayment characteristics that held up well in the uncertain environment for mortgage-backed securities. We also had significant exposure to longer-duration mortgages, which performed well as interest rates continued to decline for most of the period. The Fund's exposure to higher-interest-rate mortgages was less favorable for relative performance. These issues trade at a premium, and trading in them was particularly impacted by proposals that emerged to enable underwater homeowners to prepay mortgages at par and refinance at lower rates. With refinancing continuing to be difficult for many homeowners, given underwater mortgages and tightened lending standards, we remain comfortable with our overall focus on generating income by holding bonds with higher coupons and steady cash flows. We will continue to closely monitor the refinancing environment and various policy proposals with the potential to increase prepayments. With 30-year mortgage rates still near historically low levels, we will continue to look for opportunities to add floating-rate issues where we can find attractive pricing and other ways to position the Fund ahead of an eventual rise in interest rates.

William Chepolis, CFA

Co-Manager

Ohn Choe, CFA
John D. Ryan

Portfolio Managers

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Mortgage-Backed Securities Pass-Throughs	69%	70%
Collateralized Mortgage Obligation	15%	16%
Government & Agency Obligations	14%	10%
Cash Equivalents	2%	4%
	100%	100%
Coupons*	12/31/10	12/31/09

Less than 4.5%	4%	18%
4.5%-5.49%	50%	29%
5.5%-6.49%	40%	42%
6.5%-7.49%	4%	6%
7.5% and Greater	2%	5%
	100%	100%
Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	5.9 years	5.7 years
Effective Duration	5.0 years	4.6 years

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills.

Asset allocation, coupons and interest rate sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 128.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 83.3%
Federal Home Loan Mortgage Corp.:
5.0%, 9/1/2036 (a)	15,000,000	15,732,421
7.0%, with various maturities from 6/1/2032 until 8/1/2035	263,476	290,117
Federal National Mortgage Association:
4.5%, 12/1/2038 (a)	10,000,000	10,266,406
5.0%, with various maturities from 10/1/2033 until 4/1/2036 (a)	14,422,091	15,164,163
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2039 until 10/15/2040 (a)	3,438,403	3,584,194
5.0%, with various maturities from 12/15/2032 until 7/15/2040 (a)	11,397,116	12,327,983
5.5%, with various maturities from 3/15/2029 until 3/20/2040 (a)	46,206,832	49,986,154
6.0%, with various maturities from 7/15/2014 until 7/20/2039 (a)	17,397,268	19,165,837
6.5%, with various maturities from 4/15/2031 until 2/15/2039	4,575,400	5,110,697
7.0%, with various maturities from 10/15/2026 until 2/20/2039	2,685,289	3,011,685
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,095,618	1,242,032
Total Mortgage-Backed Securities Pass-Throughs (Cost $130,051,803)		135,881,689

Collateralized Mortgage Obligations 18.2%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,704,216	1,790,925
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	904,810	784,239
"FO", Series 2418, 1.16%*, 2/15/2032	529,262	539,639
"FA", Series 2419, 1.26%*, 2/15/2032	442,297	452,259
"FA", Series 2436, 1.26%*, 3/15/2032	441,110	450,889
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	2,467,460	271,639
"ZK", Series 3382, 5.0%, 7/15/2037	1,166,312	1,201,332
"22", Series 243, Interest Only, 5.325%**, 6/15/2021	2,429,666	301,574
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	1,075,492	82,363
"S17", Series 244, Interest Only, 6.19%**, 12/15/2036	3,774,462	480,009
"WS", Series 2877, Interest Only, 6.34%**, 10/15/2034	1,106,464	94,741
"A", Series 172, Interest Only, 6.5%, 1/1/2024	50,339	9,913
"ST", Series 2411, Interest Only, 8.49%**, 6/15/2021	2,413,469	379,237
	Principal Amount ($)	Value ($)

Federal National Mortgage Association:
"FA", Series G92-53, 1.031%*, 9/25/2022	1,291,456	1,307,589
"OF", Series 2001-60, 1.211%*, 10/25/2031	223,599	227,868
"FB", Series 2002-30, 1.261%*, 8/25/2031	485,528	496,408
"FG", Series 2002-66, 1.261%*, 9/25/2032	753,586	770,257
"25", Series 351, Interest Only, 4.5%, 5/1/2019	510,823	54,370
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	2,152,932	234,077
"20", Series 334, Interest Only, 5.0%, 3/1/2018	373,251	38,881
"21", Series 334, Interest Only, 5.0%, 3/1/2018	248,750	26,378
''23", Series 339, Interest Only, 5.0%, 7/1/2018	522,209	55,150
"ZA", Series 2008-24, 5.0%, 4/25/2038	602,220	618,402
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,843,156	226,232
"ZQ", Series G93-39, 6.5%, 12/25/2023	457,372	502,399
"SA", Series G92-57, IOette, 82.35%**, 10/25/2022	71,607	146,159
Government National Mortgage Association:
"FB", Series 2001-28, 0.761%*, 6/16/2031	491,847	496,021
"HI", Series 2010-H06, Interest Only, 1.15%**, 4/20/2060	1,022,799	49,913
"BI", Series 2010-H01, Interest Only, 1.596%**, 1/20/2060	1,988,409	147,938
"HI", Series 2010-H21, Interest Only, 1.785%**, 10/20/2060	2,048,263	166,589
"FI", Series 2009-H01, Interest Only, 1.796%**, 11/20/2059	1,998,548	153,688
"JY", Series 2010-20, 4.0%, 12/20/2033	1,786,472	1,647,685
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	587,403	63,474
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	963,539	140,720
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	374,586
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	641,071
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	520,213
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,091,969	2,212,195
"Z", Series 2004-61, 5.0%, 8/16/2034	1,028,732	1,030,343
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	1,050,448
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,471,630	1,553,900
"GZ", Series 2005-24, 5.0%, 3/20/2035	446,319	421,792
"ZA", Series 2005-75, 5.0%, 10/16/2035	502,101	505,910
	Principal Amount ($)	Value ($)

"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,063,979
"MZ", Series 2009-98, 5.0%, 10/16/2039	900,949	918,669
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	563,141	70,675
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	1,178,100	142,207
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	223,861
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,216,333	2,382,304
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	2,858,860	169,796
"NZ", Series 2009-65, 5.5%, 8/20/2039	357,202	377,085
"KZ", Series 2009-78, 5.5%, 9/16/2039	327,726	334,509
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	577,014	86,183
"PY", Series 2009-122, 6.0%, 12/20/2039	650,888	701,828
"SJ", Series 2004-22, Interest Only, 6.339%**, 4/20/2034	590,550	4,362
"SA", Series 2006-47, Interest Only, 6.539%**, 8/16/2036	400,205	65,259
"SM", Series 2004-49, Interest Only, 6.889%**, 1/20/2034	1,154,062	129,137
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	922,676	217,810
"SA", Series 1999-30, Interest Only, 7.739%**, 4/16/2029	698,263	71,332
Total Collateralized Mortgage Obligations (Cost $27,327,105)		29,678,411

	Principal Amount ($)	Value ($)

Government & Agency Obligations 17.0%
Other Government Related 2.3%
Citibank NA, FDIC Guaranteed, 0.316%*, 5/7/2012	2,800,000	2,802,274
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.532%*, 6/15/2012	537,000	538,852
Series 3, FDIC Guaranteed, 0.553%*, 12/26/2012	463,000	465,349
		3,806,475
US Government Sponsored Agency 12.5%
Federal Home Loan Bank, 5.0%, 11/17/2017	18,000,000	20,407,428
US Treasury Obligations 2.2%
US Treasury Bill, 0.185%***, 3/17/2011 (b)	1,045,000	1,044,767
US Treasury Note, 0.875%, 2/29/2012	2,500,000	2,514,550
		3,559,317
Total Government & Agency Obligations (Cost $27,820,256)		27,773,220
	Shares	Value ($)

Cash Equivalents 2.5%
Central Cash Management Fund, 0.19% (c) (Cost $3,978,480)	3,978,480	3,978,480
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $189,177,644)+	121.0	197,311,800
Other Assets and Liabilities, Net	(21.0)	(34,184,750)
Net Assets	100.0	163,127,050

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of December 31, 2010.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $189,177,684. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,134,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,765,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $631,121.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long Term US Treasury Bond	USD	3/22/2011	18	2,287,688	(64,828)

At December 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	3/22/2011	119	14,332,063	(80,855)
Currency Abbreviation
USD United States Dollar

At December 31, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
10/28/2010 10/28/2025	320,000[1]	Floating — LIBOR	Floating — 4.138%++	(10,086)	—	(10,086)
11/1/2010 11/1/2025	540,000[2]	Floating — LIBOR	Floating — 4.292%++	(48,753)	—	(48,753)
11/12/2010 11/12/2025	640,000[1]	Floating — LIBOR	Floating — 4.285%++	(18,640)	—	(18,640)
11/15/2010 11/15/2025	640,000[2]	Floating — LIBOR	Floating — 4.585%++	(53,840)	—	(53,840)
11/16/2010 11/16/2025	320,000[1]	Floating — LIBOR	Floating — 4.584%++	(6,437)	—	(6,437)
11/19/2010 11/19/2025	320,000[2]	Floating — LIBOR	Floating — 4.784%++	(25,396)	—	(25,396)
11/23/2010 11/23/2025	150,000[1]	Floating — LIBOR	Floating — 4.834%++	(1,981)	—	(1,981)
Total unrealized depreciation						(165,133)

++ These interest rate swaps are shown at their current rate as of December 31, 2010.

At December 31, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	6,900,000[3]	0.45%	Citi Global Interest Rate Strategy Index	11,198	4,600	6,598

Counterparties:

1 Morgan Stanley

2 Barclays Capital Securities, Inc.

3 Citigroup, Inc.

LIBOR: London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (d) Mortgage-Backed Securities Pass-Throughs	$ —	$ 135,881,689	$ —	$ 135,881,689
Collateralized Mortgage Obligations	—	29,160,283	518,128	29,678,411
Government & Agency Obligations	—	26,728,453	—	26,728,453
Short-Term Investments	3,978,480	1,044,767	—	5,023,247
Derivatives (e)	—	6,598	—	6,598
Total	$ 3,978,480	$ 192,821,790	$ 518,128	$ 197,318,398
Liabilities
Derivatives (e)	$ (145,683)	$ (165,133)	$ —	$ (310,816)
Total	$ (145,683)	$ (165,133)	$ —	$ (310,816)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Collateralized Mortgage Obligations	Government & Agency Obligations	Total
Balance as of December 31, 2009	$ 135,301	$ 523,600	$ 658,901
Realized gains (loss)	(2,253)	—	(2,253)
Change in unrealized appreciation (depreciation)	44,476	36,400	80,876
Amortization premium/discount	(30,311)	—	(30,311)
Net purchases (sales)	370,915	(560,000)	(189,085)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2010	$ 518,218	$ —	$ 518,218
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ 44,476	$ —	$ 44,476

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments Investments in unaffiliated securities, at value (cost $185,199,164)	$ 193,333,320
Investment in Central Cash Management Fund (cost $3,978,480)	3,978,480
Total investments, at value (cost $189,177,644)	197,311,800
Cash	11,209
Receivable for when-issued and delayed delivery securities sold	62,105,877
Receivable for Fund shares sold	82
Unrealized appreciation on open swap contracts	6,598
Upfront payments paid on open swap contracts	4,600
Interest receivable	663,286
Other assets	1,039
Total assets	260,104,491
Liabilities
Payable for when-issued and delayed delivery securities purchased	96,492,907
Payable for Fund shares redeemed	122,653
Payable for daily variation margin on open futures contracts	22,421
Unrealized depreciation on open swap contracts	165,133
Accrued management fee	64,314
Other accrued expenses and payables	110,013
Total liabilities	96,977,441
Net assets, at value	$ 163,127,050
Net Assets Consist of
Undistributed net investment income	6,521,765
Net unrealized appreciation (depreciation) on: Investments	8,134,156
Futures	(145,683)
Swap contracts	(158,535)
Accumulated net realized gain (loss)	2,570,629
Paid-in capital	146,204,718
Net assets, at value	$ 163,127,050
Class A Net Asset Value, offering and redemption price per share ($157,270,905 ÷ 12,120,178 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.98
Class B Net Asset Value, offering and redemption price per share ($5,856,145 ÷ 452,192 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Interest	$ 7,879,825
Income distributions — Central Cash Management Fund	11,105
Total income	7,890,930
Expenses: Management fee	789,612
Administration fee	175,469
Services to shareholders	2,747
Distribution service fee (Class B)	15,782
Record keeping fees (Class B)	6,123
Custodian fee	19,184
Legal fees	10,450
Audit and tax fees	67,125
Trustees' fees and expenses	8,731
Reports to shareholders	21,188
Other	30,423
Total expenses	1,146,834
Net investment income	6,744,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,806,212
Futures	950,817
Written options	87,625
Swap contracts	(659,466)
3,185,188
Change in net unrealized appreciation (depreciation) on: Investments	1,027,186
Futures	475,938
Swap contracts	(95,677)
1,407,447
Net gain (loss)	4,592,635
Net increase (decrease) in net assets resulting from operations	$ 11,336,731

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 6,744,096	$ 8,168,646
Net realized gain (loss)	3,185,188	2,256,128
Change in net unrealized appreciation (depreciation)	1,407,447	5,187,713
Net increase (decrease) in net assets resulting from operations	11,336,731	15,612,487
Distributions to shareholders from: Net investment income: Class A	(7,785,441)	(9,576,836)
Class B	(277,185)	(337,035)
Total distributions	(8,062,626)	(9,913,871)
Fund share transactions: Class A Proceeds from shares sold	38,574,553	23,250,916
Reinvestment of distributions	7,785,441	9,576,836
Payments for shares redeemed	(61,339,038)	(80,587,867)
Net increase (decrease) in net assets from Class A share transactions	(14,979,044)	(47,760,115)
Class B Proceeds from shares sold	653,336	1,821,403
Reinvestment of distributions	277,185	337,035
Payments for shares redeemed	(1,704,050)	(3,752,537)
Net increase (decrease) in net assets from Class B share transactions	(773,529)	(1,594,099)
Increase (decrease) in net assets	(12,478,468)	(43,655,598)
Net assets at beginning of period	175,605,518	219,261,116
Net assets at end of period (including undistributed net investment income of $6,521,765 and $7,761,196, respectively)	$ 163,127,050	$ 175,605,518
Other Information
Class A Shares outstanding at beginning of period	13,231,519	17,044,556
Shares sold	2,996,102	1,856,164
Shares issued to shareholders in reinvestment of distributions	623,833	788,217
Shares redeemed	(4,731,276)	(6,457,418)
Net increase (decrease) in Class A shares	(1,111,341)	(3,813,037)
Shares outstanding at end of period	12,120,178	13,231,519
Class B Shares outstanding at beginning of period	510,999	639,523
Shares sold	50,683	144,579
Shares issued to shareholders in reinvestment of distributions	22,193	27,739
Shares redeemed	(131,683)	(300,842)
Net increase (decrease) in Class B shares	(58,807)	(128,524)
Shares outstanding at end of period	452,192	510,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.40	$ 12.38	$ 12.28	$ 12.26
Income (loss) from investment operations: Net investment income[a]	.50	.52	.56	.58	.55
Net realized and unrealized gain (loss)	.32	.45	.04	.12	(.06)
Total from investment operations	.82	.97	.60	.70	.49
Less distributions from: Net investment income	(.62)	(.59)	(.58)	(.60)	(.47)
Net asset value, end of period	$ 12.98	$ 12.78	$ 12.40	$ 12.38	$ 12.28
Total Return (%)	6.61	8.08	4.93[b]	5.95[b]	4.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	169	211	199	211
Ratio of expenses before expense reductions (%)	.64	.58	.66	.66	.67
Ratio of expenses after expense reductions (%)	.64	.58	.65	.63	.67
Ratio of net investment income (%)	3.86	4.16	4.58	4.77	4.56
Portfolio turnover rate (%)	423	390	543	465	241
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 12.75	$ 12.37	$ 12.35	$ 12.25	$ 12.23
Income (loss) from investment operations: Net investment income[a]	.46	.48	.52	.53	.50
Net realized and unrealized gain (loss)	.31	.45	.03	.12	(.06)
Total from investment operations	.77	.93	.55	.65	.44
Less distributions from: Net investment income	(.57)	(.55)	(.53)	(.55)	(.42)
Net asset value, end of period	$ 12.95	$ 12.75	$ 12.37	$ 12.35	$ 12.25
Total Return (%)	6.24	7.70	4.60[b]	5.43[b]	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	8	5	33
Ratio of expenses before expense reductions (%)	.99	.92	1.00	1.04	1.07
Ratio of expenses after expense reductions (%)	.99	.92	1.00	1.01	1.07
Ratio of net investment income (%)	3.51	3.81	4.24	4.39	4.16
Portfolio turnover rate (%)	423	390	543	465	241
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.67% and 0.94% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/life of class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,400	$12,138	$13,538	$20,159
	Average annual total return	14.00%	6.67%	6.25%	7.26%
Credit Suisse High Yield Index	Growth of $10,000	$11,442	$13,028	$14,966	$23,912
	Average annual total return	14.42%	9.22%	8.40%	9.11%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,364	$12,040	$13,329	$19,657
	Average annual total return	13.64%	6.38%	5.92%	8.28%
Credit Suisse High Yield Index	Growth of $10,000	$11,442	$13,028	$14,966	$22,564
	Average annual total return	14.42%	9.22%	8.40%	10.04%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS High Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,098.70	$ 1,098.30
Expenses Paid per $1,000*	$ 3.65	$ 5.02
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.73	$ 1,020.42
Expenses Paid per $1,000*	$ 3.52	$ 4.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.69%	.95%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS High Income VIP

High-yield bonds — as gauged by the Fund's benchmark, the Credit Suisse High Yield Index — returned 14.42% in 2010 and outperformed the broader fixed-income market, as measured by the 6.54% return of the Barclays Capital US Aggregate Bond Index. High-yield bonds were energized by an environment of low government bond yields, improving balance sheets for high-yield companies and a steep decline in the default rate. The Class A shares of the Fund returned 14.00% (unadjusted for contract charges), underperforming the benchmark.

The Fund's underperformance was partially the result of our overweights in certain lower-volatility issuers such as NRG Energy, Inc. and HCA, Inc., as well as our underweights in higher-volatility issuers such as CIT Group, Inc., Realogy Corp.* and Residential Capital.*1 These detractors demonstrate that our risk management process can sometimes cause us to miss some winners. However, we believe a focus on risk and reward — rather than trying to chase short-term performance in the hottest areas of the market — remains the most prudent strategy.

The largest contributor to the Fund's performance was the Fund's exposure to bonds issued by Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage of an upgrade to its credit quality rating.2 Our security selection in the chemicals sector, were key contributors included Hexion Specialty Chemicals,* Huntsman International LLC and Ashland, Inc., proved helpful to performance.

We maintain an upbeat outlook on high-yield bonds. Many positive factors remain in place, including accommodative monetary policy, new fiscal stimulus, strong corporate balance sheets and the high cash balances of large-cap corporations. The market is also benefiting from increased merger and acquisition activity, a receptive new issue environment, and a lower-than-expected default rate.

Given the supportive factors that characterize the current market backdrop, we believe the combination of attractive yields and a low single-digit default rate indicate a potentially favorable risk/return trade-off for high-yield bonds. However, bottom-up credit research and security selection will be more important than ever, given the substantial impact that individual defaults can have on performance in a low-default environment.

Gary Russell, CFA

Portfolio Manager

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

* Not held in the portfolio as of December 31, 2010.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	87%	91%
Cash Equivalents	8%	0%
Loan Participations and Assignments	4%	8%
Preferred Securities	1%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Consumer Discretionary	20%	18%
Financials	19%	17%
Materials	12%	14%
Energy	12%	11%
Telecommunication Services	11%	11%
Industrials	10%	8%
Health Care	5%	7%
Information Technology	4%	3%
Consumer Staples	4%	3%
Utilities	3%	8%
	100%	100%
Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

A	—	1%
BBB	—	7%
BB	15%	35%
B	54%	37%
CCC	26%	14%
D	1%	3%
Not Rated	4%	3%
	100%	100%
Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	5.5 years	4.8 years
Effective Duration	3.5 years	3.7 years

Asset allocation, sector diversification and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 142 .

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS High Income VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 85.6%
Consumer Discretionary 16.6%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	595,900
8.75%, 6/1/2019		765,000	816,638
American Achievement Corp., 144A, 10.875%, 4/15/2016		570,000	584,250
Ameristar Casinos, Inc., 9.25%, 6/1/2014		395,000	422,650
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	595,900
144A, 8.375%, 11/15/2020		460,000	474,950
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		380,000	393,775
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		535,000	540,350
9.625%, 3/15/2018		260,000	280,150
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		285,000	270,750
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		155,000	158,100
Brunswick Corp., 144A, 11.25%, 11/1/2016		295,000	351,050
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	68,088
8.0%, 4/15/2020		65,000	69,550
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		340,000	57,800
Carrols Corp., 9.0%, 1/15/2013		225,000	225,563
CCO Holdings LLC:
7.25%, 10/30/2017		520,000	527,800
7.875%, 4/30/2018		225,000	232,875
8.125%, 4/30/2020		150,000	157,875
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,280,000	1,337,600
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		100,000	108,750
Series B, 9.25%, 12/15/2017		150,000	164,250
CSC Holdings LLC:
8.5%, 4/15/2014		500,000	549,375
8.5%, 6/15/2015		430,000	466,550
DineEquity, Inc., 144A, 9.5%, 10/30/2018		455,000	482,300
DISH DBS Corp., 7.125%, 2/1/2016		465,000	480,113
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		490,000	1,715
Gannett Co., Inc.:
8.75%, 11/15/2014		145,000	162,038
9.375%, 11/15/2017		295,000	328,925
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		225,000	256,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	516,362
		Principal Amount ($) (a)	Value ($)

Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		375,000	466,406
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		790,000	720,875
11.25%, 6/1/2017		1,415,000	1,591,875
144A, 12.75%, 4/15/2018		295,000	296,475
Hertz Corp.:
144A, 7.5%, 10/15/2018		905,000	938,937
8.875%, 1/1/2014		645,000	659,512
Lear Corp.:
7.875%, 3/15/2018		235,000	251,450
8.125%, 3/15/2020		230,000	250,125
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		85,000	99,450
Mediacom Broadband LLC, 8.5%, 10/15/2015		635,000	638,175
Mediacom LLC, 9.125%, 8/15/2019		560,000	571,200
MGM Resorts International:
144A, 9.0%, 3/15/2020		145,000	159,500
144A, 10.0%, 11/1/2016		105,000	107,888
10.375%, 5/15/2014		340,000	381,650
11.125%, 11/15/2017		455,000	523,250
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		150,000	148,500
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		155,000	163,719
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,338,750
Norcraft Holdings LP, 9.75%, 9/1/2012		630,000	633,937
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,085,000	1,106,700
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	331,931
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		160,000	170,000
Regal Entertainment Group, 9.125%, 8/15/2018		140,000	149,100
Sabre Holdings Corp., 8.35%, 3/15/2016		515,000	494,400
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		345,000	321,713
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	206,500
144A, 7.804%, 10/1/2020		450,000	438,525
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		315,000	340,200
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		340,000	368,050
Sonic Automotive, Inc.:
5.0%, 10/1/2029		155,000	192,588
Series B, 9.0%, 3/15/2018		565,000	594,662
Standard Pacific Corp.:
8.375%, 5/15/2018		100,000	100,000
10.75%, 9/15/2016		440,000	507,100
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	681,100
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		200,000	210,000
		Principal Amount ($) (a)	Value ($)

Travelport LLC:
4.921%***, 9/1/2014		390,000	345,150
9.0%, 3/1/2016		390,000	377,813
9.875%, 9/1/2014		275,000	267,781
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	808,461
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		945,000	987,525
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		140,000	147,000
UPC Holding BV:
144A, 8.0%, 11/1/2016	EUR	405,000	562,850
144A, 8.375%, 8/15/2020	EUR	210,000	290,445
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		258,716	7,761
Visant Corp., 144A, 10.0%, 10/1/2017		460,000	488,750
Wynn Las Vegas LLC, 7.75%, 8/15/2020		280,000	303,100
Young Broadcasting, Inc., 8.75%, 1/15/2014**		2,040,000	20
			32,419,391
Consumer Staples 3.6%
B&G Foods, Inc., 7.625%, 1/15/2018		170,000	178,925
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	226,825
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	555,000
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		280,000	277,200
NBTY, Inc., 144A, 9.0%, 10/1/2018		140,000	149,450
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,081,750	1,956,845
Rite Aid Corp.:
7.5%, 3/1/2017		295,000	283,569
8.0%, 8/15/2020		580,000	603,925
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,880,000	1,955,200
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		180,000	184,500
SUPERVALU, Inc., 8.0%, 5/1/2016		210,000	201,075
Tops Holding Corp., 10.125%, 10/15/2015		330,000	339,075
			6,911,589
Energy 10.6%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		300,000	304,500
Arch Coal, Inc., 7.25%, 10/1/2020		110,000	116,050
Belden & Blake Corp., 8.75%, 7/15/2012		2,050,000	1,957,750
Berry Petroleum Co., 6.75%, 11/1/2020		535,000	537,675
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		300,000	301,500
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	511,675
Chaparral Energy, Inc., 8.5%, 12/1/2015		1,370,000	1,393,975
		Principal Amount ($) (a)	Value ($)

Chesapeake Energy Corp.:
6.625%, 8/15/2020		365,000	359,525
6.875%, 8/15/2018		185,000	187,775
6.875%, 11/15/2020		510,000	516,375
7.25%, 12/15/2018		620,000	641,700
9.5%, 2/15/2015		260,000	293,150
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	155,694
8.5%, 12/15/2019		150,000	164,250
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		655,000	697,575
144A, 8.25%, 4/1/2020		250,000	270,000
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		175,000	183,750
7.375%, 10/1/2020		195,000	206,700
8.25%, 10/1/2019		105,000	116,550
Crosstex Energy LP, 8.875%, 2/15/2018		365,000	391,006
Dynegy Holdings, Inc., 7.75%, 6/1/2019		330,000	220,275
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	221,450
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	321,300
Genesis Energy LP, 144A, 7.875%, 12/15/2018		365,000	363,175
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	771,125
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	144,200
Holly Corp., 9.875%, 6/15/2017		545,000	594,050
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		330,000	344,850
Inergy LP, 144A, 7.0%, 10/1/2018		350,000	352,625
Linn Energy LLC:
144A, 7.75%, 2/1/2021		335,000	343,375
144A, 8.625%, 4/15/2020		305,000	328,638
11.75%, 5/15/2017		650,000	744,250
Newfield Exploration Co., 7.125%, 5/15/2018		640,000	673,600
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		275,000	298,375
OPTI Canada, Inc., 7.875%, 12/15/2014		690,000	487,312
Petrohawk Energy Corp.:
7.25%, 8/15/2018		280,000	282,800
7.875%, 6/1/2015		220,000	229,075
10.5%, 8/1/2014		380,000	433,200
Plains Exploration & Production Co.:
7.0%, 3/15/2017		220,000	226,050
7.625%, 6/1/2018		720,000	757,800
8.625%, 10/15/2019		400,000	438,000
Range Resources Corp., 6.75%, 8/1/2020		105,000	108,281
Regency Energy Partners LP, 6.875%, 12/1/2018		205,000	207,563
Sabine Pass LNG LP:
7.25%, 11/30/2013		930,000	904,425
7.5%, 11/30/2016		100,000	93,750
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		140,000	143,325
		Principal Amount ($) (a)	Value ($)

Southwestern Energy Co., 7.5%, 2/1/2018		585,000	659,587
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	575,250
8.625%, 2/1/2017		125,000	126,875
			20,701,756
Financials 14.9%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		775,000	716,875
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		830,000	747,000
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		555,000	555,000
7.0%, 2/1/2012		565,000	584,775
144A, 7.5%, 9/15/2020		705,000	739,369
8.0%, 3/15/2020		685,000	748,362
8.0%, 11/1/2031		215,000	231,663
Antero Resources Finance Corp., 9.375%, 12/1/2017		70,000	73,238
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		215,000	221,719
144A, 7.375%, 10/15/2017	EUR	140,000	188,485
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	395,382
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		600,000	594,750
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (b)		165,000	175,725
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	605,625
Case New Holland, Inc., 7.75%, 9/1/2013		290,000	311,750
CIT Group, Inc.:
7.0%, 5/1/2013		430,000	438,600
7.0%, 5/1/2015		623,195	624,753
7.0%, 5/1/2017		2,085,000	2,090,212
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		245,000	247,450
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	465,450
E*TRADE Financial Corp.:
7.375%, 9/15/2013		995,000	990,025
12.5%, 11/30/2017 (PIK)		632,000	742,600
Express LLC, 8.75%, 3/1/2018		260,000	276,250
FCE Bank PLC, 9.375%, 1/17/2014	EUR	700,000	1,040,644
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		257,000	269,850
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		355,000	373,102
8.125%, 1/15/2020		100,000	116,341
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	480,900
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		140,000	139,125
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		330,000	344,025
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	322,107	258
		Principal Amount ($) (a)	Value ($)

Hexion US Finance Corp., 8.875%, 2/1/2018		2,000,000	2,137,500
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		670,000	703,500
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		235,000	252,625
144A, 8.75%, 3/15/2017		465,000	498,712
iPayment, Inc., 9.75%, 5/15/2014		475,000	446,500
National Money Mart Co., 10.375%, 12/15/2016		790,000	853,200
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		150,000	153,375
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		505,000	530,250
144A, 7.75%, 10/15/2018		150,000	155,250
11.5%, 5/1/2016		150,000	173,250
Nuveen Investments, Inc., 10.5%, 11/15/2015		700,000	715,750
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		305,000	302,331
Pinafore LLC, 144A, 9.0%, 10/1/2018		230,000	248,400
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	434,562
9.25%, 4/1/2015		695,000	723,669
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		415,000	422,263
144A, 7.75%, 10/15/2016		550,000	581,625
144A, 8.5%, 5/15/2018		610,000	613,050
144A, 9.0%, 4/15/2019		590,000	611,387
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		230,000	248,400
SLM Corp., 8.0%, 3/25/2020		135,000	136,877
Susser Holdings LLC, 8.5%, 5/15/2016		175,000	187,688
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,220,000	622
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		769,696	767,772
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,135,000	1,282,550
WMG Acquisition Corp., 9.5%, 6/15/2016		375,000	402,188
			29,112,599
Health Care 3.9%
Community Health Systems, Inc., 8.875%, 7/15/2015		435,000	456,750
DaVita, Inc.:
6.375%, 11/1/2018		130,000	129,350
6.625%, 11/1/2020		130,000	128,700
Hanger Orthopedic Group, Inc., 7.125%, 11/15/2018		140,000	139,650
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (b)		605,000	605,000
HCA, Inc.:
9.25%, 11/15/2016		2,040,000	2,176,425
9.625%, 11/15/2016 (PIK)		809,000	866,641
IASIS Healthcare LLC, 8.75%, 6/15/2014		525,000	538,781
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	102,363
		Principal Amount ($) (a)	Value ($)

The Cooper Companies, Inc., 7.125%, 2/15/2015		840,000	865,200
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		245,000	243,775
144A, 7.0%, 10/1/2020		385,000	380,187
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		285,000	292,125
144A, 8.0%, 2/1/2018		305,000	311,100
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		420,000	424,200
			7,660,247
Industrials 8.8%
Accuride Corp., 144A, 9.5%, 8/1/2018		405,000	438,413
Actuant Corp., 6.875%, 6/15/2017		300,000	306,750
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		190,000	199,500
ARAMARK Corp., 8.5%, 2/1/2015		560,000	585,200
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		610,000	605,425
ArvinMeritor, Inc., 8.125%, 9/15/2015		280,000	292,950
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	216,825
8.5%, 7/1/2018		300,000	328,500
Belden, Inc., 7.0%, 3/15/2017		420,000	425,250
Briggs & Stratton Corp., 6.875%, 12/15/2020		195,000	198,900
Cenveo Corp., 8.875%, 2/1/2018		1,055,000	1,020,712
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		390,000	403,650
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		396,000	272,998
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	37,144
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		99,000	107,786
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		490,000	502,250
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		195,000	193,538
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	402,188
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		300,000	302,625
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		295,000	299,425
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		435,000	426,300
10.625%, 10/15/2016		365,000	374,125
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,045,000	1,092,025
8.0%, 2/1/2018		715,000	773,987
Kansas City Southern Railway Co., 8.0%, 6/1/2015		655,000	704,125
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		680,000	707,200
Ply Gem Industries, Inc., 13.125%, 7/15/2014		515,000	547,187
		Principal Amount ($) (a)	Value ($)

RailAmerica, Inc., 9.25%, 7/1/2017		304,000	334,020
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		715,000	759,687
11.75%, 8/1/2016		120,000	128,700
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		135,000	142,425
Sitel LLC, 144A, 11.5%, 4/1/2018		565,000	466,125
Spirit AeroSystems, Inc.:
144A, 6.75%, 12/15/2020		205,000	205,513
7.5%, 10/1/2017		215,000	223,600
SPX Corp., 144A, 6.875%, 9/1/2017		130,000	138,125
Titan International, Inc., 144A, 7.875%, 10/1/2017		945,000	996,975
Triumph Group, Inc., 8.0%, 11/15/2017		75,000	78,000
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		325,000	326,625
United Rentals North America, Inc.:
9.25%, 12/15/2019		830,000	923,375
10.875%, 6/15/2016		390,000	445,575
USG Corp., 144A, 9.75%, 8/1/2014		220,000	232,100
			17,165,823
Information Technology 4.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		570,000	450,300
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		210,000	211,575
Amkor Technology, Inc., 7.375%, 5/1/2018		250,000	260,000
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		350,000	359,188
CDW LLC, 11.0%, 10/12/2015		440,000	456,500
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		95,000	99,988
144A, 7.875%, 7/15/2020		130,000	137,475
First Data Corp., 144A, 8.875%, 8/15/2020 (b)		495,000	522,225
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,520,000	1,672,000
InterXion Holding NV, 144A, 9.5%, 2/12/2017	EUR	210,000	294,654
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	162,763
MasTec, Inc., 7.625%, 2/1/2017		610,000	606,950
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		140,000	140,700
10.25%, 8/15/2015		1,790,000	1,881,737
10.625%, 5/15/2015		365,000	402,412
Vangent, Inc., 9.625%, 2/15/2015		350,000	316,750
			7,975,217
Materials 10.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		237,000	189,600
Ashland, Inc., 9.125%, 6/1/2017		260,000	299,650
		Principal Amount ($) (a)	Value ($)

Berry Plastics Corp.:
8.25%, 11/15/2015		660,000	699,600
9.5%, 5/15/2018		390,000	390,975
144A, 9.75%, 1/15/2021		460,000	455,400
Boise Paper Holdings LLC, 8.0%, 4/1/2020		170,000	181,900
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		230,000	232,300
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		200,000	206,500
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		390,000	402,675
Clondalkin Acquisition BV, 144A, 2.302%***, 12/15/2013		265,000	253,738
CPG International I, Inc., 10.5%, 7/1/2013		880,000	897,600
Crown Americas LLC, 7.625%, 5/15/2017		40,000	43,000
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	125,000	174,137
Domtar Corp., 10.75%, 6/1/2017		380,000	478,800
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,410,000	1,418,812
Exopack Holding Corp., 11.25%, 2/1/2014		1,415,000	1,468,062
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		140,000	143,500
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,116,102
10.0%, 3/31/2015		1,277,440	1,162,470
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	73,325
9.5%, 6/15/2017		810,000	883,912
Hexcel Corp., 6.75%, 2/1/2015		1,425,000	1,453,500
Huntsman International LLC:
8.625%, 3/15/2020		330,000	358,875
144A, 8.625%, 3/15/2021		140,000	151,200
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		325,000	345,719
144A, 9.25%, 5/15/2015	EUR	120,000	169,977
Koppers, Inc., 7.875%, 12/1/2019		440,000	471,900
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,120,000	1,041,600
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		323,000	357,319
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		200,000	189,500
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021		385,000	406,175
144A, 9.5%, 1/15/2021	EUR	385,000	535,054
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	1,027,612
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	175,022
Radnor Holdings Corp., 11.0%, 3/15/2010**		265,000	27
		Principal Amount ($) (a)	Value ($)

Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		270,000	276,750
Silgan Holdings, Inc., 7.25%, 8/15/2016		415,000	441,975
Solo Cup Co., 10.5%, 11/1/2013		210,000	219,450
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		465,000	494,063
United States Steel Corp., 7.375%, 4/1/2020		480,000	492,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	979,950
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		830,088	448,248
			21,207,974
Telecommunication Services 9.7%
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		130,000	134,225
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		720,000	712,800
8.375%, 10/15/2020		1,030,000	988,800
8.75%, 3/15/2018		350,000	328,125
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		240,000	259,200
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		1,455,000	1,385,887
10.0%, 7/15/2015 (b)		380,000	407,075
Crown Castle International Corp., 9.0%, 1/15/2015		775,000	854,437
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		495,000	544,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,090,000	1,117,250
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	638,816	76,584
Frontier Communications Corp.:
7.875%, 4/15/2015		65,000	71,013
8.25%, 4/15/2017		395,000	433,512
8.5%, 4/15/2020		525,000	573,562
8.75%, 4/15/2022		70,000	76,300
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		278,182	102,927
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,105,000	1,139,531
Intelsat Corp., 9.25%, 6/15/2016		1,735,000	1,873,800
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		695,000	701,950
11.25%, 6/15/2016		65,000	70,038
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		765,000	845,325
Intelsat Subsidiary Holding Co. SA:
Series B, 144A, 8.875%, 1/15/2015		165,000	168,713
8.875%, 1/15/2015		960,000	986,400
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		480,000	457,200
7.875%, 9/1/2018		135,000	140,063
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	231,190
Sprint Nextel Corp., 8.375%, 8/15/2017		590,000	632,775
		Principal Amount ($) (a)	Value ($)

Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,734,261
West Corp.:
144A, 7.875%, 1/15/2019		285,000	289,988
144A, 8.625%, 10/1/2018		75,000	79,500
Windstream Corp.:
7.0%, 3/15/2019		430,000	423,550
7.875%, 11/1/2017		845,000	888,306
8.125%, 9/1/2018		180,000	189,000
8.625%, 8/1/2016		70,000	73,675
			18,991,462
Utilities 2.5%
AES Corp.:
8.0%, 10/15/2017		415,000	438,863
8.0%, 6/1/2020		525,000	556,500
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	477,725
144A, 7.875%, 7/31/2020		560,000	567,000
Edison Mission Energy, 7.0%, 5/15/2017		1,220,000	966,850
Ferrellgas LP, 144A, 6.5%, 5/1/2021		120,000	117,000
GenOn Energy, Inc., 7.875%, 6/15/2017		150,000	145,500
NRG Energy, Inc.:
7.375%, 1/15/2017		990,000	1,019,700
144A, 8.25%, 9/1/2020		490,000	502,250
			4,791,388
Total Corporate Bonds (Cost $166,048,582)			166,937,446

Loan Participations and Assignments 4.3%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		700,000	0
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015 (PIK)		94,092	71,980
Term Loan B, 12.0%, 4/21/2015 (PIK)		379,251	356,307
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		475,000	482,880
Clear Channel Communication, Term Loan B, 3.911%, 1/28/2016		580,000	505,760
Dunkin' Brands, Inc., Term Loan B, 5.75%, 11/23/2017		360,000	364,851
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		1,014,352	892,112
Letter of Credit, 2.289%, 3/26/2014		60,643	53,335
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		681,580	657,554
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	1,699,736	2,265,246
Nuveen Investments, Inc., First Lien, Term Loan, 3.303%, 11/13/2014		590,000	565,049
		Principal Amount ($) (a)	Value ($)

Pinafore LLC, Term Loan B, 6.25%, 9/29/2016		606,772	616,065
Roundy's Supermarkets, Inc., Second Lien, Term Loan, 10.0%, 4/18/2016		325,000	330,486
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		1,009,426	705,589
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		465,179	427,732
Total Loan Participations and Assignments (Cost $9,217,474)			8,294,946

Preferred Security 0.5%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $733,742)		1,135,000	879,625
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $31,000)	31	31,000
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	63,896
Dex One Corp.*	3,884	28,975
SuperMedia, Inc.*	726	6,323
Trump Entertainment Resorts, Inc.*	45	821
Vertis Holdings, Inc.*	9,993	0
		100,015
Industrials 0.0%
Congoleum Corp.*	1,200,000	1
Quad Graphics, Inc.*	649	26,778
		26,779
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
		22,466
Total Common Stocks (Cost $2,406,514)		149,260

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	33
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,100	12,514
Total Warrants (Cost $244,286)		12,547

	Shares	Value ($)

Preferred Stock 0.2%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $402,862)	440	415,869

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $1,419,848)	1,419,848	1,419,848

	Shares	Value ($)

Cash Equivalents 7.9%
Central Cash Management Fund, 0.19% (c) (Cost $15,421,844)	15,421,844	15,421,844
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $195,926,152)+	99.3	193,562,385
Other Assets and Liabilities, Net	0.7	1,455,541
Net Assets	100.0	195,017,926

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	700,000	0
CanWest MediaWorks LP	9.25%	8/1/2015	340,000	USD	340,000	57,800
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	490,000	USD	495,963	1,715
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	278,182	USD	264,717	102,927
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	27
Tribune Co.	LIBOR plus 3.0%	6/4/2014	1,009,426	USD	905,407	705,589
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	622
Vertis, Inc.	13.5%	4/1/2014	258,716	USD	105,102	7,761
Wolverine Tube, Inc.	15.0%	3/31/2012	830,088	USD	830,088	448,248
Young Broadcasting, Inc.	8.75%	1/15/2014	2,040,000	USD	1,981,498	20
					6,816,689	1,324,709

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $195,945,391. At December 31, 2010, net unrealized depreciation for all securities based on tax cost was $2,383,006. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,065,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,448,582.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $1,366,721, which is 0.7% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At December 31, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (e)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (f)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	380,000[1]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	38,123	4,658	33,465
6/21/2010 9/20/2013	1,230,000[2]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	127,393	(56,319)	183,712
6/21/2010 9/20/2015	560,000[3]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	63,225	(9,982)	73,207
6/21/2010 9/20/2015	175,000[4]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	19,758	(16,625)	36,383
6/21/2010 9/20/2015	320,000[5]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	32,103	(9,200)	41,303
6/21/2010 9/20/2015	100,000[2]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	11,290	(6,896)	18,186
Total unrealized appreciation						386,256

(e) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(f) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 Citigroup, Inc.

2 The Goldman Sachs & Co.

3 Bank of America

4 JPMorgan Chase Securities, Inc.

5 Credit Suisse

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	120,274	EUR	91,900	1/20/2011	2,528	JP Morgan Chase Securities, Inc.
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,957,900	USD	6,564,051	1/20/2011	(60,959)	JPMorgan Chase Securities, Inc.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ 164,153,007	$ 2,784,439	$ 166,937,446
Loan Participations and Assignments	—	8,294,946	0	8,294,946
Preferred Security	—	879,625	—	879,625
Other Investments	—	—	31,000	31,000
Common Stocks (g)	125,972	—	23,288	149,260
Warrants (g)	—	—	12,547	12,547
Preferred Stock	—	415,869	—	415,869
Short-Term Investments (g)	16,841,692	—	—	16,841,692
Derivatives (h)	—	388,784	—	388,784
Total	$ 16,967,664	$ 174,132,231	$ 2,851,274	$ 193,951,169
Liabilities
Derivatives (h)	$ —	$ (60,959)	$ —	$ (60,959)
Total	$ —	$ (60,959)	$ —	$ (60,959)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Other Investments	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	$ 2,525,906	$ 1,393,416	$ —	$ 22,466	$ 0	$ 5,989	$ 3,947,777
Realized gains (loss)	—	98,158	—	—	(46,019)	—	52,139
Change in unrealized appreciation (depreciation)	233,232	38,370	0	(89)	46,019	6,558	324,090
Amortization premium/discount	16,050	11,724	—	—	—	—	27,774
Net purchases (sales)	165,230	(1,541,668)	31,000	911	0	0	(1,344,527)
Transfers into Level 3	57,741 (i)	—	—	—	—	—	57,741
Transfers (out) of Level 3	(213,720) (j)	—	—	—	—	—	(213,720)
Balance as of December 31, 2010	$ 2,784,439	$ 0	$ 31,000	$ 23,288	$ —	$ 12,547	$ 2,851,274
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ (710,006)	$ 0	$ 0	$ (89)	$ —	$ 6,558	$ (690,530)

Transfers between price levels are recognized at the beginning of the reporting period.

(i) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $179,084,460) — including $1,366,721 of securities loaned	$ 176,720,693
Investment in Daily Assets Fund Institutional (cost $1,419,848)*	1,419,848
Investment in Central Cash Management Fund (cost $15,421,844)	15,421,844
Total investments, at value (cost $195,926,152)	193,562,385
Cash	75,291
Deposits from broker for open swap contracts	110,000
Foreign currency, at value (cost $132)	134
Receivable for investments sold	368,304
Receivable for Fund shares sold	43,905
Unrealized appreciation on open swap contracts	386,256
Upfront payments paid on swaps	4,658
Unrealized appreciation on open forward foreign currency exchange contracts	2,528
Interest receivable	3,600,397
Foreign taxes recoverable	3,198
Other assets	1,102
Total assets	198,158,158
Liabilities
Payable for investments purchased	1,180,462
Payable upon return of deposit	110,000
Payable for Fund shares redeemed	46,874
Payable upon return of securities loaned	1,419,848
Upfront payments received on open swap contracts	99,022
Unrealized depreciation on open forward foreign currency exchange contracts	60,959
Accrued management fee	79,351
Other accrued expenses and payables	143,716
Total liabilities	3,140,232
Net assets, at value	$ 195,017,926
Net Assets Consist of
Undistributed net investment income	15,993,708
Net unrealized appreciation (depreciation) on: Investments	(2,363,767)
Swap contracts	386,256
Foreign currency	(58,348)
Accumulated net realized gain (loss)	(53,315,448)
Paid-in capital	234,375,525
Net assets, at value	$ 195,017,926
Class A Net Asset Value, offering and redemption price per share ($194,873,758 ÷ 28,235,548 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.90
Class B Net Asset Value, offering and redemption price per share ($144,168 ÷ 20,802 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.93

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Interest (net of foreign taxes withheld of $1,461)	$ 16,276,745
Income distributions — Central Cash Management Fund	20,610
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,213
Total income	16,309,568
Expenses: Management fee	946,284
Administration fee	189,257
Services to shareholders	7,017
Distribution service fee (Class B)	367
Custodian fee	48,519
Legal fees	54,464
Audit and tax fees	74,597
Trustees' fees and expenses	9,300
Reports to shareholders	11,655
Other	25,049
Total expenses	1,366,509
Net investment income (loss)	14,943,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	797,934
Swap contracts	1,020,868
Foreign currency	1,101,998
2,920,800
Change in net unrealized appreciation (depreciation) on: Investments	6,596,217
Swap contracts	386,256
Foreign currency	(30,720)
6,951,753
Net gain (loss)	9,872,553
Net increase (decrease) in net assets resulting from operations	$ 24,815,612

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 14,943,059	$ 15,506,352
Net realized gain (loss)	2,920,800	(10,439,947)
Change in net unrealized appreciation (depreciation)	6,951,753	54,537,371
Net increase (decrease) in net assets resulting from operations	24,815,612	59,603,776
Distributions to shareholders from: Net investment income: Class A	(15,325,538)	(18,645,480)
Class B	(11,524)	(15,950)
Total distributions	(15,337,062)	(18,661,430)
Fund share transactions: Class A Proceeds from shares sold	73,550,670	36,369,714
Reinvestment of distributions	15,325,538	18,645,480
Payments for shares redeemed	(100,347,223)	(52,798,244)
Net increase (decrease) in net assets from Class A share transactions	(11,471,015)	2,216,950
Class B Proceeds from shares sold	2,173	2,036
Reinvestment of distributions	11,524	15,950
Payments for shares redeemed	(27,277)	(32,524)
Net increase (decrease) in net assets from Class B share transactions	(13,580)	(14,538)
Increase (decrease) in net assets	(2,006,045)	43,144,758
Net assets at beginning of period	197,023,971	153,879,213
Net assets at end of period (including undistributed net investment income of $15,993,708 and $15,102,955, respectively)	$ 195,017,926	$ 197,023,971
Other Information
Class A Shares outstanding at beginning of period	30,057,940	29,000,230
Shares sold	11,151,687	6,555,256
Shares issued to shareholders in reinvestment of distributions	2,379,742	3,844,429
Shares redeemed	(15,353,821)	(9,341,975)
Net increase (decrease) in Class A shares	(1,822,392)	1,057,710
Shares outstanding at end of period	28,235,548	30,057,940
Class B Shares outstanding at beginning of period	22,888	25,274
Shares sold	319	379
Shares issued to shareholders in reinvestment of distributions	1,778	3,268
Shares redeemed	(4,183)	(6,033)
Net increase (decrease) in Class B shares	(2,086)	(2,386)
Shares outstanding at end of period	20,802	22,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.55	$ 5.30	$ 7.81	$ 8.38	$ 8.23
Income (loss) from investment operations: Net investment income[a]	.52	.51	.57	.63	.62
Net realized and unrealized gain (loss)	.36	1.40	(2.29)	(.54)	.19
Total from investment operations	.88	1.91	(1.72)	.09	.81
Less distributions from: Net investment income	(.53)	(.66)	(.79)	(.66)	(.66)
Net asset value, end of period	$ 6.90	$ 6.55	$ 5.30	$ 7.81	$ 8.38
Total Return (%)	14.00	39.99	(23.94)[b]	.96	10.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	197	154	248	322
Ratio of expenses before expense reductions (%)	.72	.67	.80	.69	.71
Ratio of expenses after expense reductions (%)	.72	.67	.79	.69	.71
Ratio of net investment income (%)	7.90	8.81	8.42	7.84	7.73
Portfolio turnover rate (%)	93	66	38	61	93
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 6.58	$ 5.31	$ 7.81	$ 8.38	$ 8.22
Income (loss) from investment operations: Net investment income[a]	.50	.49	.53	.60	.59
Net realized and unrealized gain (loss)	.36	1.42	(2.27)	(.54)	.20
Total from investment operations	.86	1.91	(1.74)	.06	.79
Less distributions from: Net investment income	(.51)	(.64)	(.76)	(.63)	(.63)
Net asset value, end of period	$ 6.93	$ 6.58	$ 5.31	$ 7.81	$ 8.38
Total Return (%)	13.64	39.64	(24.13)[b]	.54	10.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.1	10	53
Ratio of expenses before expense reductions (%)	.99	.94	1.25	1.08	1.10
Ratio of expenses after expense reductions (%)	.99	.94	1.23	1.08	1.10
Ratio of net investment income (%)	7.63	8.54	7.98	7.45	7.34
Portfolio turnover rate (%)	93	66	38	61	93
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.76% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,077	$8,833	$11,534	$14,865
	Average annual total return	10.77%	-4.05%	2.90%	4.04%
Russell 1000 Value Index	Growth of $10,000	$11,551	$8,731	$10,654	$13,780
	Average annual total return	15.51%	-4.42%	1.28%	3.26%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,053	$8,744	$11,335	$14,675
	Average annual total return	10.53%	-4.38%	2.54%	4.62%
Russell 1000 Value Index	Growth of $10,000	$11,551	$8,731	$10,654	$15,327
	Average annual total return	15.51%	-4.42%	1.28%	5.15%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Large Cap Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,194.30	$ 1,192.90
Expenses Paid per $1,000*	$ 4.48	$ 6.08
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.12	$ 1,019.66
Expenses Paid per $1,000*	$ 4.13	$ 5.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.81%	1.10%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Large Cap Value VIP

The DWS Large Cap Value VIP delivered a total return of 10.77% in 2010 (Class A shares, unadjusted for contract charges) but underperformed the 15.51% return of the benchmark, the Russell 1000® Value Index. While we added quite a bit of value through our sector allocations — specifically, our underweight in financials and overweight in energy — this was more than offset by the underperformance of our individual stock picks.1

Although the Fund (Class A shares) lagged the Russell 1000 Value Index during the past year, it has outpaced the benchmark by a comfortable margin over the 3-, 5- and 10-year periods ended December 31, 2010.

An important reason for the Fund's underperformance was our preference for high-dividend-paying stocks with stable cash flows and our corresponding underweight in the higher-risk cyclical areas of the market. This positioning was based on our view that the economic recovery was largely the result of short-term, unsustainable fiscal and monetary stimuli rather than a sustainable, longer-term improvement in final demand. Expecting that this would ultimately result in a lower-growth, lower-return market environment, we shifted assets out of cyclical deep-value stocks into less cyclical stable-value stocks during the early part of the year. Unfortunately, cyclical higher-beta stocks, in fact, strongly outperformed the market by a substantial margin during the past 12 months.2

Although our defensive approach hurt performance in 2010, we believe it remains appropriate given our ongoing caution regarding the broader market. Additionally, it positions the Fund in the areas of the market with the most attractive valuations.3 Many cyclical stocks staged substantial rallies in the fourth quarter, leaving them vulnerable to potential disappointments. Conversely, many stocks that lagged during the recent run-up offer much more reasonable valuations. These types of out-of-favor, undervalued stocks are typically characterized by more muted investor expectations, meaning that they are both less vulnerable to disappointments and more likely to have upside potential. We therefore remain consistent in our strategy as we await the potential return to compelling performance for the market's most attractively valued companies.

Thomas Schuessler, PhD.

Lead Portfolio Manager

Volker Dosch
Oliver Pfeil, PhD.

Portfolio Managers

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Beta is a measure of volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Energy	18%	15%
Financials	13%	15%
Health Care	12%	13%
Consumer Staples	12%	12%
Utilities	10%	11%
Telecommunication Services	9%	11%
Information Technology	8%	2%
Consumer Discretionary	7%	5%
Industrials	6%	10%
Materials	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 167.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 7.2%
Distributors 2.1%
Genuine Parts Co.	84,678	4,347,369
Diversified Consumer Services 1.3%
H&R Block, Inc. (a)	217,813	2,594,153
Hotels Restaurants & Leisure 1.3%
Carnival Corp. (Units)	59,867	2,760,467
Media 1.4%
News Corp. "A"	197,872	2,881,016
Textiles, Apparel & Luxury Goods 1.1%
VF Corp. (a)	26,538	2,287,045
Consumer Staples 11.5%
Beverages 1.4%
PepsiCo, Inc.	42,128	2,752,222
Food & Staples Retailing 3.1%
CVS Caremark Corp.	103,849	3,610,830
Kroger Co.	123,703	2,765,999
		6,376,829
Food Products 2.9%
General Mills, Inc.	50,103	1,783,166
Kellogg Co.	43,279	2,210,692
Mead Johnson Nutrition Co.	32,885	2,047,091
		6,040,949
Tobacco 4.1%
Altria Group, Inc.	172,422	4,245,030
Philip Morris International, Inc.	73,171	4,282,698
		8,527,728
Energy 17.6%
Energy Equipment & Services 4.7%
Ensco PLC (ADR)	64,045	3,418,722
Noble Corp.	90,557	3,239,224
Transocean Ltd.* (a)	44,883	3,119,817
		9,777,763
Oil, Gas & Consumable Fuels 12.9%
Canadian Natural Resources Ltd.	69,548	3,089,322
Chevron Corp.	49,457	4,512,951
ConocoPhillips	51,156	3,483,723
Exxon Mobil Corp.	50,290	3,677,205
Marathon Oil Corp. (a)	119,795	4,436,009
Nexen, Inc.	104,342	2,389,432
Suncor Energy, Inc.	131,220	5,024,414
		26,613,056
Financials 12.6%
Diversified Financial Services 1.8%
JPMorgan Chase & Co.	85,723	3,636,370
Insurance 10.8%
Assurant, Inc.	74,334	2,863,346
Fidelity National Financial, Inc. "A" (a)	148,069	2,025,584
HCC Insurance Holdings, Inc.	73,331	2,122,199
Lincoln National Corp. (a)	133,833	3,721,896
MetLife, Inc.	95,678	4,251,930
	Shares	Value ($)

PartnerRe Ltd. (a)	50,697	4,073,504
Prudential Financial, Inc.	57,640	3,384,044
		22,442,503
Health Care 12.0%
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	72,472	3,668,533
Becton, Dickinson & Co. (a)	32,656	2,760,085
		6,428,618
Health Care Providers & Services 3.0%
McKesson Corp.	56,640	3,986,323
WellPoint, Inc.*	38,719	2,201,562
		6,187,885
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	40,838	2,260,792
Pharmaceuticals 4.8%
Johnson & Johnson	32,793	2,028,247
Merck & Co., Inc.	106,108	3,824,132
Teva Pharmaceutical Industries Ltd. (ADR)	77,764	4,053,838
		9,906,217
Industrials 5.6%
Aerospace & Defense 3.8%
Northrop Grumman Corp.	42,452	2,750,041
Raytheon Co.	56,220	2,605,235
United Technologies Corp.	31,674	2,493,377
		7,848,653
Machinery 1.8%
Dover Corp. (a)	63,567	3,715,491
Information Technology 8.0%
Communications Equipment 1.7%
Brocade Communications Systems, Inc.*	254,336	1,345,438
Cisco Systems, Inc.*	104,962	2,123,381
		3,468,819
Computers & Peripherals 1.6%
Hewlett-Packard Co.	81,776	3,442,769
IT Services 1.1%
Automatic Data Processing, Inc.	49,734	2,301,689
Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	168,322	3,539,812
Software 1.9%
Microsoft Corp.	138,377	3,863,486
Materials 5.1%
Chemicals 3.4%
Air Products & Chemicals, Inc.	45,671	4,153,778
Praxair, Inc. (a)	30,296	2,892,359
		7,046,137
Containers & Packaging 1.7%
Sonoco Products Co. (a)	101,372	3,413,195
Telecommunication Services 8.5%
Diversified Telecommunication Services 7.1%
AT&T, Inc.	163,617	4,807,068
BCE, Inc.	28,303	1,003,624
	Shares	Value ($)

CenturyLink, Inc. (a)	126,161	5,824,853
Verizon Communications, Inc.	82,706	2,959,221
		14,594,766
Wireless Telecommunication Services 1.4%
Vodafone Group PLC (ADR) (a)	113,690	3,004,827
Utilities 9.7%
Electric Utilities 7.7%
Allegheny Energy, Inc.	97,123	2,354,262
American Electric Power Co., Inc.	74,383	2,676,300
Duke Energy Corp. (a)	130,206	2,318,969
Entergy Corp.	34,093	2,414,807
Exelon Corp. (a)	30,886	1,286,093
FirstEnergy Corp. (a)	65,378	2,420,294
Southern Co. (a)	64,406	2,462,241
		15,932,966
	Shares	Value ($)

Multi-Utilities 2.0%
PG&E Corp.	87,684	4,194,801
Total Common Stocks (Cost $163,225,850)		202,188,393

Securities Lending Collateral 18.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $38,843,948)	38,843,948	38,843,948

Cash Equivalents 2.3%
Central Cash Management Fund, 0.19% (b) (Cost $4,846,822)	4,846,822	4,846,822
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $206,916,620)+	118.9	245,879,163
Other Assets and Liabilities, Net	(18.9)	(39,120,423)
Net Assets	100.0	206,758,740

* Non-income producing security.

+ The cost for federal income tax purposes was $209,013,049. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $36,866,114. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,154,718 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,288,604.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $37,916,422, which is 18.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 202,188,393	$ —	$ —	$ 202,188,393
Short-Term Investments (d)	43,690,770	—	—	43,690,770
Total	$ 245,879,163	$ —	$ —	$ 245,879,163

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $163,225,850) — including $37,916,422 of securities loaned	$ 202,188,393
Investment in Daily Assets Fund Institutional (cost $38,843,948)*	38,843,948
Investment in Central Cash Management Fund (cost $4,846,822)	4,846,822
Total investments, at value (cost $206,916,620)	245,879,163
Cash	21,120
Foreign currency, at value (cost $10,034)	11,513
Receivable for Fund shares sold	150,489
Dividends receivable	450,987
Interest receivable	7,301
Foreign taxes recoverable	22,127
Other assets	1,106
Total assets	246,543,806
Liabilities
Payable upon return of securities loaned	38,843,948
Payable for investments purchased	628,063
Payable for Fund shares redeemed	114,217
Accrued management fee	106,533
Other accrued expenses and payables	92,305
Total liabilities	39,785,066
Net assets, at value	$ 206,758,740
Net Assets Consist of
Undistributed net investment income	4,084,211
Net unrealized appreciation (depreciation) on: Investments	38,962,543
Foreign currency	6,252
Accumulated net realized gain (loss)	(43,182,951)
Paid-in capital	206,888,685
Net assets, at value	$ 206,758,740
Class A Net Asset Value, offering and redemption price per share ($205,517,002 ÷ 17,416,427 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.80
Class B Net Asset Value, offering and redemption price per share ($1,241,738 ÷ 105,172 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.81

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $40,452)	$ 5,902,166
Income distributions — Central Cash Management Fund	15,586
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,223
Total income	5,949,975
Expenses: Management fee	1,313,548
Administration fee	202,084
Services to shareholders	5,403
Distribution service fee (Class B)	2,177
Record keeping fees (Class B)	316
Custodian fee	11,677
Professional fees	62,232
Trustees' fees and expenses	8,477
Reports to shareholders	39,446
Other	5,790
Total expenses	1,651,150
Net investment income (loss)	4,298,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,964,499
Foreign currency	1,697
Payment by affiliate (see Note I)	62,550
8,028,746
Change in net unrealized appreciation (depreciation) on: Investments	7,886,334
Foreign currency	3,358
7,889,692
Net gain (loss)	15,918,438
Net increase (decrease) in net assets resulting from operations	$ 20,217,263

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 4,298,825	$ 3,970,664
Net realized gain (loss)	8,028,746	(2,868,405)
Change in net unrealized appreciation (depreciation)	7,889,692	44,336,276
Net increase (decrease) in net assets resulting from operations	20,217,263	45,438,535
Distributions to shareholders from: Net investment income: Class A	(4,108,146)	(2,847,989)
Class B	(14,019)	(9,025)
Total distributions	$ (4,122,165)	$ (2,857,014)
Fund share transactions: Class A Proceeds from shares sold	8,671,405	5,193,145
Net assets acquired in tax-free reorganization	—	107,453,089
Reinvestment of distributions	4,108,146	2,847,989
Payments for shares redeemed	(36,788,065)	(62,359,106)
Net increase (decrease) in net assets from Class A share transactions	(24,008,514)	53,135,117
Class B Proceeds from shares sold	506,629	313,837
Net assets acquired in tax-free reorganization	—	202,242
Reinvestment of distributions	14,019	9,025
Payments for shares redeemed	(88,091)	(238,487)
Net increase (decrease) in net assets from Class B share transactions	432,557	286,617
Increase (decrease) in net assets	(7,480,859)	96,003,255
Net assets at beginning of period	214,239,599	118,236,344
Net assets at end of period (including undistributed net investment income of $4,084,211 and $3,905,854, respectively)	$ 206,758,740	$ 214,239,599
Other Information
Class A Shares outstanding at beginning of period	19,667,770	13,220,277
Shares sold	778,508	540,244
Shares issued in tax-free reorganization	—	12,224,432
Shares issued to shareholders in reinvestment of distributions	366,145	355,554
Shares redeemed	(3,395,996)	(6,672,737)
Net increase (decrease) in Class A shares	(2,251,343)	6,447,493
Shares outstanding at end of period	17,416,427	19,667,770
Class B Shares outstanding at beginning of period	66,594	32,776
Shares sold	45,434	32,526
Shares issued in tax-free reorganization	—	22,957
Shares issued to shareholders in reinvestment of distributions	1,246	1,124
Shares redeemed	(8,102)	(22,789)
Net increase (decrease) in Class B shares	38,578	33,818
Shares outstanding at end of period	105,172	66,594

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 8.92	$ 19.21	$ 17.96	$ 15.81
Income (loss) from investment operations: Net investment income (loss)[a]	.23	.21	.21	.26	.29[c]
Net realized and unrealized gain (loss)	.93	1.97	(5.68)	1.98	2.12
Total from investment operations	1.16	2.18	(5.47)	2.24	2.41
Less distributions from: Net investment income	(.22)	(.24)	(.34)	(.32)	(.26)
Net realized gains	—	—	(4.48)	(.67)	—
Total distributions	(.22)	(.24)	(4.82)	(.99)	(.26)
Net asset value, end of period	$ 11.80	$ 10.86	$ 8.92	$ 19.21	$ 17.96
Total Return (%)	10.77	25.37	(36.40)[b]	13.15[b,d]	15.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	214	118	229	275
Ratio of expenses before expense reductions (%)	.82	.76	.87	.83	.83
Ratio of expenses after expense reductions (%)	.82	.76	.86	.82	.83
Ratio of net investment income (loss) (%)	2.13	2.22	1.59	1.43	1.73[c]
Portfolio turnover rate (%)	32	76	97	103	76

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 8.92	$ 19.20	$ 17.94	$ 15.79
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.19	.12	.19	.23[c]
Net realized and unrealized gain (loss)	.93	1.96	(5.64)	1.99	2.11
Total from investment operations	1.13	2.15	(5.52)	2.18	2.34
Less distributions from: Net investment income	(.18)	(.21)	(.28)	(.25)	(.19)
Net realized gains	—	—	(4.48)	(.67)	—
Total distributions	(.18)	(.21)	(4.76)	(.92)	(.19)
Net asset value, end of period	$ 11.81	$ 10.86	$ 8.92	$ 19.20	$ 17.94
Total Return (%)	10.53	24.86	(36.64)[b]	12.77[b,d]	14.96[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.29		8	40
Ratio of expenses before expense reductions (%)	1.11	1.06	1.28	1.21	1.21
Ratio of expenses after expense reductions (%)	1.11	1.06	1.26	1.20	1.21
Ratio of net investment income (loss) (%)	1.84	1.92	1.20	1.06	1.35[c]
Portfolio turnover rate (%)	32	76	97	103	76

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2010

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 1.17% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,795	$9,148	$10,998	$9,567
	Average annual total return	27.95%	-2.93%	1.92%	-0.44%
Russell Midcap Growth Index	Growth of $10,000	$12,638	$10,294	$12,692	$13,592
	Average annual total return	26.38%	0.97%	4.88%	3.12%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Mid Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,314.70
Expenses Paid per $1,000*	$ 5.83
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.16
Expenses Paid per $1,000*	$ 5.09

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Mid Cap Growth VIP	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund of any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Mid Cap Growth VIP

The year 2010 began on an optimistic note with a few bright spots in the economy — improving consumer confidence, the government reports showing strong fourth-quarter 2009 gross domestic product (GDP) growth and a six-year high in manufacturing activity — partially offset by growing concerns about the health of the European financial system.1 By May 2010, the US stock market had entered a period of significant volatility amid regulatory uncertainty (health care and financial reform) and fears of a possible double-dip recession. The market then staged a rebound during the last four months of the year amid increasing confidence that the US Federal Reserve Board's (the Fed's) second round of quantitative easing measures would support asset prices, along with evidence that the US economy was on a path to faster growth in 2011.

For the 12 months ended December 31, 2010, the Fund returned 27.95% (Class A shares, unadjusted for contract charges), compared with the 26.38% return of the Russell Midcap® Growth Index. These strong returns belie the elevated level of investor risk aversion that impacted the global equity markets during much of the summer months as high unemployment, European debt problems, a possible economic "hard landing" within China and some slippage for US economic indicators temporarily dampened enthusiasm for stocks.

The Fund's outperformance of the benchmark came primarily from favorable stock selection. During the period, stock selection was positive within the health care, information technology and consumer staples sectors. Other contributions to returns came from an overweight to energy and an underweight to telecom services.2 Stock selection in energy and consumer discretionary detracted from performance. In addition, underweight positions in materials, information technology and consumer discretionary weighed on returns.

Joseph Axtell, CFA
Rafaelina M. Lee

Portfolio Managers

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means the Fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the Fund holds a lower weighting.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	21%	22%
Consumer Discretionary	19%	18%
Industrials	14%	14%
Health Care	14%	12%
Energy	12%	12%
Financials	8%	9%
Materials	6%	8%
Consumer Staples	4%	3%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 179.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 18.1%
Auto Components 2.8%
BorgWarner, Inc.*	5,556	402,032
Gentex Corp.	11,572	342,068
		744,100
Hotels Restaurants & Leisure 2.5%
Darden Restaurants, Inc.	8,015	372,217
Panera Bread Co. "A"* (a)	3,000	303,630
		675,847
Household Durables 1.0%
Jarden Corp.	8,300	256,221
Internet & Catalog Retail 1.3%
Priceline.com, Inc.*	850	339,618
Specialty Retail 7.4%
Advance Auto Parts, Inc.	5,500	363,825
Children's Place Retail Stores, Inc.*	7,300	362,372
Guess?, Inc.	8,900	421,148
Tiffany & Co. (a)	6,600	410,982
Urban Outfitters, Inc.* (a)	11,500	411,815
		1,970,142
Textiles, Apparel & Luxury Goods 3.1%
Deckers Outdoor Corp.*	6,654	530,590
Hanesbrands, Inc.*	11,286	286,664
		817,254
Consumer Staples 3.7%
Food Products 1.2%
Diamond Foods, Inc. (a)	5,800	308,444
Household Products 1.0%
Church & Dwight Co., Inc.	3,962	273,457
Personal Products 1.5%
Herbalife Ltd.	6,053	413,844
Energy 11.1%
Energy Equipment & Services 6.7%
Cameron International Corp.*	3,713	188,360
Complete Production Services, Inc.*	9,387	277,386
Core Laboratories NV (a)	2,486	221,378
Dresser-Rand Group, Inc.*	5,050	215,080
FMC Technologies, Inc.*	4,880	433,881
McDermott International, Inc.*	14,000	289,660
National Oilwell Varco, Inc.	2,272	152,792
		1,778,537
Oil, Gas & Consumable Fuels 4.4%
Alpha Natural Resources, Inc.*	3,776	226,673
Concho Resources, Inc.*	2,916	255,646
Pioneer Natural Resources Co.	2,080	180,586
Ultra Petroleum Corp.* (a)	4,830	230,729
Whiting Petroleum Corp.*	2,442	286,178
		1,179,812
Financials 8.1%
Capital Markets 4.7%
Affiliated Managers Group, Inc.* (a)	1,800	178,596
Invesco Ltd.	5,700	137,142
Jefferies Group, Inc.	8,900	237,007
Lazard Ltd. "A"	4,854	191,684
	Shares	Value ($)

Och-Ziff Capital Management Group "A" (Limited Partnership)	18,720	291,658
TD Ameritrade Holding Corp. (a)	10,891	206,820
		1,242,907
Commercial Banks 1.4%
Huntington Bancshares, Inc.	19,766	135,792
Prosperity Bancshares, Inc.	4,400	172,832
Zions Bancorp.	2,881	69,807
		378,431
Diversified Financial Services 1.3%
Portfolio Recovery Associates, Inc.* (a)	4,800	360,960
Insurance 0.7%
W.R. Berkley Corp.	6,500	177,970
Health Care 13.5%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.* (a)	2,483	200,005
Human Genome Sciences, Inc.* (a)	6,800	162,452
Onyx Pharmaceuticals, Inc.*	3,763	138,742
Regeneron Pharmaceuticals, Inc.*	6,300	206,829
		708,028
Health Care Equipment & Supplies 1.9%
Kinetic Concepts, Inc.*	6,700	280,596
Thoratec Corp.*	7,800	220,896
		501,492
Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	8,900	303,668
Fresenius Medical Care AG & Co. KGaA (ADR)	5,230	301,719
Laboratory Corp. of America Holdings* (a)	3,200	281,344
		886,731
Health Care Technology 1.7%
Cerner Corp.* (a)	1,599	151,489
SXC Health Solutions Corp.*	7,233	310,006
		461,495
Life Sciences Tools & Services 2.4%
ICON PLC (ADR)*	5,824	127,546
Life Technologies Corp.*	5,500	305,250
QIAGEN NV* (a)	10,213	199,664
		632,460
Pharmaceuticals 1.5%
Questcor Pharmaceuticals, Inc.*	27,486	404,869
Industrials 13.9%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	9,400	348,082
Commercial Services & Supplies 1.1%
Stericycle, Inc.* (a)	3,500	283,220
Construction & Engineering 0.4%
Aecom Technology Corp.*	3,712	103,825
Electrical Equipment 2.9%
AMETEK, Inc.	7,446	292,255
Babcock & Wilcox Co.*	4,950	126,671
General Cable Corp.*	10,200	357,918
		776,844
	Shares	Value ($)

Machinery 4.6%
Flowserve Corp.	1,801	214,715
Gardner Denver, Inc.	4,560	313,819
Joy Global, Inc.	4,000	347,000
Terex Corp.* (a)	11,175	346,872
		1,222,406
Professional Services 1.7%
FTI Consulting, Inc.* (a)	5,082	189,457
Robert Half International, Inc.	8,930	273,258
		462,715
Road & Rail 1.9%
Genesee & Wyoming, Inc. "A"*	4,960	262,632
Kansas City Southern*	4,945	236,668
		499,300
Information Technology 20.6%
Communications Equipment 2.5%
F5 Networks, Inc.*	2,484	323,317
Harris Corp. (a)	2,700	122,310
Juniper Networks, Inc.*	6,166	227,649
		673,276
Computers & Peripherals 2.0%
NetApp, Inc.*	5,350	294,036
SanDisk Corp.*	4,728	235,738
		529,774
Electronic Equipment, Instruments & Components 0.8%
Itron, Inc.*	3,850	213,482
Internet Software & Services 1.0%
Equinix, Inc.* (a)	3,356	272,709
IT Services 1.3%
Cognizant Technology Solutions Corp. "A"*	4,610	337,867
Semiconductors & Semiconductor Equipment 6.7%
Analog Devices, Inc.	3,500	131,845
ARM Holdings PLC (ADR)	11,965	248,274
ASML Holding NV (NY Registered Shares) (a)	3,669	140,669
Broadcom Corp. "A"	3,682	160,351
Cavium Networks, Inc.* (a)	6,741	254,001
First Solar, Inc.* (a)	1,679	218,505
Marvell Technology Group Ltd.*	13,728	254,654
Netlogic Microsystems, Inc.*	4,200	131,922
Novellus Systems, Inc.*	7,405	239,330
		1,779,551
	Shares	Value ($)

Software 6.3%
BMC Software, Inc.*	2,621	123,554
Check Point Software Technologies Ltd.*	2,905	134,385
Concur Technologies, Inc.*	5,913	307,062
MICROS Systems, Inc.*	2,868	125,791
Red Hat, Inc.*	6,789	309,918
Rovi Corp.* (a)	4,832	299,632
Salesforce.com, Inc.* (a)	2,705	357,060
		1,657,402
Materials 5.4%
Chemicals 1.1%
Scotts Miracle-Gro Co. "A"	2,100	106,617
Solutia, Inc.*	7,452	171,992
		278,609
Containers & Packaging 0.8%
Crown Holdings, Inc.*	6,589	219,941
Metals & Mining 2.6%
Cliffs Natural Resources, Inc.	3,000	234,030
Kinross Gold Corp.	10,400	197,184
Thompson Creek Metals Co., Inc.*	18,099	266,417
		697,631
Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc.	3,968	249,667
Telecommunication Services 2.2%
Wireless Telecommunication Services
American Tower Corp. "A"*	6,078	313,868
MetroPCS Communications, Inc.* (a)	21,176	267,453
		581,321
Total Common Stocks (Cost $17,324,405)		25,700,241

Securities Lending Collateral 20.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $5,310,295)	5,310,295	5,310,295

Cash Equivalents 3.9%
Central Cash Management Fund, 0.19% (b) (Cost $1,025,897)	1,025,897	1,025,897
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $23,660,597)+	120.5	32,036,433
Other Assets and Liabilities, Net	(20.5)	(5,439,897)
Net Assets	100.0	26,596,536

* Non-income producing security.

+ The cost for federal income tax purposes was $23,757,711. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,278,722. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,520,038 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $241,316.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $5,167,474, which is 19.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 25,700,241	$ —	$ —	$ 25,700,241
Short-Term Investments (d)	6,336,192	—	—	6,336,192
Total	$ 32,036,433	$ —	$ —	$ 32,036,433

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $17,324,405) — including $5,167,474 of securities loaned	$ 25,700,241
Investment in Daily Assets Fund Institutional (cost $5,310,295)*	5,310,295
Investment in Central Cash Management Fund (cost $1,025,897)	1,025,897
Total investments, at value (cost $23,660,597)	32,036,433
Dividends receivable	3,385
Interest receivable	815
Foreign taxes recoverable	319
Other assets	124
Total assets	32,041,076
Liabilities
Payable upon return of securities loaned	5,310,295
Payable for Fund shares redeemed	50,783
Accrued management fee	20,245
Other accrued expenses and payables	63,217
Total liabilities	5,444,540
Net assets, at value	$ 26,596,536
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	8,375,836
Accumulated net realized gain (loss)	(25,844,555)
Paid-in capital	44,065,255
Net assets, at value	$ 26,596,536
Class A Net Asset Value, offering and redemption price per share ($26,596,536 ÷ 2,135,742 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.45

* Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Dividends (net of foreign taxes withheld of $1,411)	$ 141,436
Income distributions — Central Cash Management Fund	1,047
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,700
Total income	151,183
Expenses: Management fee	149,048
Administration fee	22,413
Services to shareholders	887
Custodian fee	9,826
Legal fees	9,140
Audit and tax fees	46,898
Trustees' fees and expenses	3,099
Reports to shareholders	13,510
Other	3,824
Total expenses before expense reductions	258,645
Expense reductions	(24,596)
Total expenses after expense reductions	234,049
Net investment income (loss)	(82,866)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,083,999
Change in net unrealized appreciation (depreciation) on investments	3,665,748
Net gain (loss)	5,749,747
Net increase (decrease) in net assets resulting from operations	$ 5,666,881

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ (82,866)	$ (40,620)
Net realized gain (loss)	2,083,999	(3,073,291)
Change in net unrealized appreciation (depreciation)	3,665,748	10,072,701
Net increase (decrease) in net assets resulting from operations	5,666,881	6,958,790
Fund share transactions: Class A Proceeds from shares sold	3,568,315	2,976,222
Payments for shares redeemed	(5,044,677)	(5,876,870)
Shares converted*	—	17,354
Net increase (decrease) in net assets from Class A share transactions	(1,476,362)	(2,883,294)
Class B Payments for shares redeemed	—	(64)
Shares converted*	—	(17,354)
Net increase (decrease) in net assets from Class B share transactions	—	(17,418)
Increase (decrease) in net assets	4,190,519	4,058,078
Net assets at beginning of period	22,406,017	18,347,939
Net assets at end of period (including net investment income and accumulated net investment loss of $0 and $4,978, respectively)	$ 26,596,536	$ 22,406,017
Other Information
Class A Shares outstanding at beginning of period	2,302,964	2,694,618
Shares sold	322,729	374,687
Shares redeemed	(489,951)	(769,440)
Shares converted*	—	3,099
Net increase (decrease) in Class A shares	(167,222)	(391,654)
Shares outstanding at end of period	2,135,742	2,302,964
Class B Shares outstanding at beginning of period	—	3,171
Shares redeemed	—	(10)
Shares converted*	—	(3,161)
Net increase (decrease) in Class B shares	—	(3,171)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.73	$ 6.80	$ 13.61	$ 12.56	$ 11.32
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.02)	(.02)	(.05)	(.06)[c]
Net realized and unrealized gain (loss)	2.76	2.95	(6.79)	1.10	1.30
Total from investment operations	2.72	2.93	(6.81)	1.05	1.24
Net asset value, end of period	$ 12.45	$ 9.73	$ 6.80	$ 13.61	$ 12.56
Total Return (%)[b]	27.95	43.09	(50.04)	8.36	10.95[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	22	18	51	53
Ratio of expenses before expense reductions (%)	1.15	1.17	1.17	1.05	1.03
Ratio of expenses after expense reductions (%)	1.04	.92	1.02	.90	.93
Ratio of net investment income (loss) (%)	(.37)	(.21)	(.19)	(.38)	(.51)[c]
Portfolio turnover rate (%)	57	89	82	68	46

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2010

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Risk Considerations

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

Fund's Class A Shares Yield	7-day current yield
December 31, 2010	0.01%*
December 31, 2009	0.02%

* The investment advisor has agreed to waive fees/reimburse expenses. This waiver may be changed or terminated at anytime without notice. Without such fee waivers/expense reimbursements, the 7-day current yield would have been -0.14% as of December 31, 2010.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Information About Your Fund's Expenses

DWS Money Market VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,000.10
Expenses Paid per $1,000*	$ 1.87
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,023.34
Expenses Paid per $1,000*	$ 1.89

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.37%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Money Market VIP

At the start of 2010, the money market yield curve began to change configuration as — for the first time in 12 months — short-term money market rates rose somewhat.1 The slight increase in rates came in response to several market dynamics, including Congress's raising of the nation's debt ceiling and political and budgetary concerns within peripheral countries in the Eurozone.2 By mid-June, the crisis in Europe had eased somewhat as the European Central Bank and the International Monetary Fund collaborated in order to offer loans and liquidity facilities to banks in fiscally troubled countries such as Greece, Spain and Italy. In September, investors responded positively to US Federal Reserve Board (the Fed) Chairman Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed. By the close of the year, the Treasury yield curve began to steepen — as fixed-income issues sold off — in response to improved economic data and investor anxiety over possible inflationary pressures.

During the 12-month period ended December 31, 2010, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges), compared with the 0.01% average return for the 102 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc.

We were able to maintain a competitive yield for the Fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) Over the period, we continued to hold a large percentage of fixed-rate, short-maturity investments. The Fund also held a percentage in floating-rate securities (whose yields adjust periodically in response to changes in interest rates) to track any increases in LIBOR rate levels.3 Lastly, any investments the Fund has made in slightly longer maturities have been in Treasury, agency and top-quality corporate money market securities. The Fund holds a significant amount of its short-term liquidity in overnight and 7-day investments.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days, and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category. For the 1-, 3-, 5- and 10-year periods, this category's average return was 0.01% (102 funds), 0.81% (99 funds), 2.34% (96 funds) and 2.11% (76 funds), respectively, as of 12/31/10.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio Summary

DWS Money Market VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Commercial Paper	31%	33%
Short-Term Notes	21%	21%
Repurchase Agreements	20%	13%
Government & Agency Obligations	14%	10%
Certificates of Deposit and Bank Notes	14%	22%
Supranational	—	1%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	51 days	48 days
First Tier Retail Money Fund Average	39 days	47 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 192.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.0%
Abbey National Treasury Services PLC, 0.46%, 2/2/2011	2,000,000	2,000,000
Banco Bilbao Vizcaya Argentaria SA, 0.5%, 2/14/2011	750,000	750,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	2,000,000	2,000,000
BNP Paribas:
0.41%, 3/17/2011	800,000	800,017
0.55%, 5/13/2011	750,000	750,109
0.63%, 1/27/2011	1,500,000	1,500,000
Credit Agricole SA, 0.3%, 1/19/2011	2,000,000	2,000,000
Dexia Credit Local, 144A, 2.375%, 9/23/2011	665,000	673,485
International Finance Corp., 3.0%, 11/15/2011	500,000	511,262
KBC Bank NV:
0.4%, 1/18/2011	1,000,000	1,000,000
0.4%, 1/19/2011	1,000,000	1,000,000
Kommuninvest I Sverige, 0.55%, 4/19/2011	1,000,000	1,000,623
Landeskreditbank Baden- Wuerttemberg Foerderbank, 2.5%, 2/14/2011	1,500,000	1,503,785
Mizuho Corporate Bank Ltd., 0.3%, 3/7/2011	2,000,000	2,000,000
Natixis, 0.3%, 1/20/2011	3,000,000	3,000,000
Nordea Bank Finland PLC:
0.26%, 1/12/2011	1,500,000	1,499,999
0.27%, 1/12/2011	2,000,000	2,000,000
0.44%, 6/30/2011	1,000,000	1,000,149
Skandinaviska Enskilda Banken AB:
0.29%, 1/4/2011	1,000,000	1,000,000
0.3%, 2/4/2011	1,000,000	1,000,000
Societe Generale, 0.41%, 4/26/2011	900,000	900,000
Sumitomo Mitsui Banking Corp.:
0.3%, 1/31/2011	1,000,000	1,000,000
0.3%, 3/3/2011	2,000,000	2,000,000
Total Certificates of Deposit and Bank Notes (Cost $30,889,429)		30,889,429

Commercial Paper 30.7%
Issued at Discount**
Abbey National North America LLC:
0.455%, 2/1/2011	2,000,000	1,999,216
0.46%, 2/16/2011	1,000,000	999,412
0.9%, 1/19/2011	2,000,000	1,999,100
Argento Variable Funding:
144A, 0.32%, 2/4/2011	1,750,000	1,749,471
144A, 0.33%, 1/28/2011	1,500,000	1,499,629
144A, 0.36%, 2/9/2011	1,500,000	1,499,415
144A, 0.37%, 2/24/2011	700,000	699,612
ASB Finance Ltd., 0.501%, 2/9/2011	1,200,000	1,199,350
	Principal Amount ($)	Value ($)

Banco Bilbao Vizcaya Argentaria SA:
0.49%, 2/4/2011	1,200,000	1,199,445
0.5%, 2/16/2011	700,000	699,553
0.5%, 2/18/2011	600,000	599,600
BNZ International Funding Ltd., 144A, 0.52%, 1/21/2011	2,500,000	2,499,278
Caisse D'Amortissement de la Dette Sociale:
0.25%, 2/7/2011	750,000	749,807
0.26%, 2/22/2011	800,000	799,700
0.26%, 3/15/2011	1,200,000	1,199,367
Cancara Asset Securitisation LLC:
144A, 0.3%, 1/10/2011	2,000,000	1,999,850
144A, 0.3%, 1/18/2011	2,000,000	1,999,717
Google, Inc., 0.4%, 9/16/2011	800,000	797,707
Grampian Funding LLC:
144A, 0.3%, 2/11/2011	1,000,000	999,658
144A, 0.34%, 1/10/2011	1,000,000	999,915
144A, 0.36%, 2/3/2011	1,250,000	1,249,588
144A, 0.36%, 2/11/2011	1,500,000	1,499,385
144A, 0.37%, 2/17/2011	1,150,000	1,149,445
144A, 0.37%, 3/1/2011	1,500,000	1,499,090
Johnson & Johnson:
144A, 0.18%, 1/18/2011	800,000	799,932
144A, 0.22%, 4/7/2011	1,750,000	1,748,973
Kells Funding LLC:
144A, 0.3%, 3/18/2011	1,200,000	1,199,240
144A, 0.31%, 3/21/2011	2,000,000	1,998,639
Kreditanstalt fuer Wiederaufbau:
144A, 0.23%, 2/15/2011	800,000	799,770
144A, 0.245%, 2/24/2011	800,000	799,706
Nieuw Amsterdam Receivables Corp., 144A, 0.27%, 1/6/2011	1,000,000	999,963
NRW.Bank:
0.27%, 1/4/2011	1,150,000	1,149,974
0.32%, 3/8/2011	1,350,000	1,349,208
0.42%, 3/31/2011	2,400,000	2,397,508
0.43%, 3/31/2011	750,000	749,203
Oesterreichische Kontrollbank AG, 0.245%, 2/28/2011	800,000	799,684
PepsiCo, Inc, 0.18%, 2/11/2011	2,300,000	2,299,529
Regency Markets No. 1 LLC, 144A, 0.27%, 1/20/2011	2,375,000	2,374,662
Romulus Funding Corp., 144A, 0.36%, 1/13/2011	2,000,000	1,999,760
Santander Central Hispano Finance Delaware, Inc., 0.5%, 3/11/2011	1,350,000	1,348,706
Shell International Finance BV:
0.4%, 5/2/2011	800,000	798,924
0.5%, 2/4/2011	800,000	799,622
Societe de Prise de Participation de l'Etat, 144A, 0.24%, 2/24/2011	800,000	799,712
Societe Generale North America, Inc., 0.33%, 2/1/2011	1,000,000	999,716
Standard Chartered Bank:
0.3%, 2/22/2011	1,200,000	1,199,480
0.33%, 1/13/2011	2,000,000	1,999,780
	Principal Amount ($)	Value ($)

Straight-A Funding LLC, 144A, 0.25%, 3/10/2011	1,200,000	1,199,433
Swedbank AB, 0.31%, 1/5/2011	1,150,000	1,149,960
Toyota Motor Credit Corp., 0.25%, 1/13/2011	2,000,000	1,999,833
Victory Receivables Corp., 144A, 0.29%, 1/31/2011	2,200,000	2,199,468
Total Commercial Paper (Cost $67,546,695)		67,546,695

Short Term Notes* 21.3%
Abbey National Treasury Services PLC:
0.439%, 3/7/2011	1,000,000	1,000,000
0.59%, 11/2/2011	1,000,000	1,000,000
Australia & New Zealand Banking Group Ltd., 144A, 0.43%, 1/20/2012	1,200,000	1,200,000
Bank of Nova Scotia:
0.37%, 9/12/2011	800,000	800,000
0.45%, 12/8/2011	800,000	800,000
Barclays Bank PLC:
0.58%, 7/19/2011	2,000,000	2,000,000
0.66%, 4/21/2011	2,200,000	2,200,000
BNP Paribas, 0.538%, 4/26/2011	1,800,000	1,800,000
Canadian Imperial Bank of Commerce:
0.28%, 5/12/2011	1,400,000	1,400,000
0.29%, 4/26/2011	1,000,000	1,000,000
0.46%, 4/26/2011	2,000,000	2,000,000
Commonwealth Bank of Australia, 144A, 0.323%, 1/3/2011	1,380,000	1,380,000
DnB NOR Bank ASA, 144A, 0.295%, 4/26/2011	1,500,000	1,500,000
Intesa Sanpaolo SpA, 0.37%, 10/27/2011	1,000,000	1,000,000
JPMorgan Chase Bank NA, 0.26%, 5/31/2011	1,300,000	1,300,000
Kells Funding LLC, 144A, 0.4%, 12/1/2011	1,000,000	1,000,000
National Australia Bank Ltd.:
144A, 0.29%, 1/27/2011	1,000,000	1,000,000
0.322%, 6/10/2011	1,500,000	1,500,000
Nordea Bank Finland PLC:
0.589%, 10/14/2011	2,000,000	2,004,577
0.589%, 10/20/2011	2,000,000	2,004,688
Rabobank Nederland NV:
0.262%, 3/11/2011	1,800,000	1,800,000
144A, 1.79%, 4/7/2011	4,000,000	4,000,000
Royal Bank of Canada:
0.26%, 2/24/2011	675,000	675,000
0.41%, 8/12/2011	1,200,000	1,200,000
Societe Generale:
0.42%, 4/21/2011	900,000	900,000
0.42%, 5/19/2011	2,200,000	2,200,000
Toronto-Dominion Bank, 0.265%, 2/4/2011	1,500,000	1,500,000
Westpac Banking Corp.:
0.289%, 4/14/2011	1,800,000	1,800,000
0.3%, 1/10/2011	1,300,000	1,300,000
0.307%, 6/1/2011	2,000,000	2,000,000
0.46%, 1/10/2012	1,500,000	1,500,000
Total Short Term Notes (Cost $46,764,265)		46,764,265

	Principal Amount ($)	Value ($)

Government & Agency Obligations 14.2%
Foreign Government Obligations 0.4%
Kingdom of Denmark, 2.75%, 11/15/2011	1,000,000	1,020,058
Other Government Related (a) 1.0%
European Investment Bank:
0.23%, 2/16/2011	800,000	799,765
2.625%, 5/16/2011	750,000	756,392
2.625%, 11/15/2011	600,000	611,562
		2,167,719
US Government Sponsored Agencies 5.4%
Federal Farm Credit Bank, 0.241%*, 11/2/2011	750,000	749,969
Federal Home Loan Bank:
0.24%, 10/28/2011	1,800,000	1,799,054
0.25%, 10/28/2011	750,000	749,949
0.269%**, 9/12/2011	2,500,000	2,495,237
0.4%, 1/4/2011	700,000	699,999
0.43%, 2/22/2011	800,000	800,002
0.54%, 5/24/2011	1,100,000	1,100,034
Federal National Mortgage Association:
0.161%*, 7/27/2011	1,200,000	1,199,551
0.284%**, 1/18/2011	1,500,000	1,499,787
4.68%, 6/15/2011	750,000	764,946
		11,858,528
US Treasury Obligations 7.4%
US Treasury Bills:
0.16%**, 3/10/2011	2,000,000	1,999,396
0.217%**, 10/20/2011	1,000,000	998,236
US Treasury Notes:
1.0%, 9/30/2011	2,000,000	2,010,794
1.0%, 10/31/2011	1,000,000	1,006,244
1.125%, 6/30/2011	2,500,000	2,508,627
1.125%, 12/15/2011	1,200,000	1,209,364
4.5%, 2/28/2011	650,000	654,239
4.625%, 8/31/2011	1,800,000	1,851,794
4.625%, 10/31/2011	1,000,000	1,035,746
4.75%, 3/31/2011	2,300,000	2,325,601
5.125%, 6/30/2011	650,000	665,784
		16,265,825
Total Government & Agency Obligations (Cost $31,312,130)		31,312,130

Repurchase Agreements 20.5%
Banc of America Securities LLC, 0.25%, dated 12/31/2010, to be repurchased at $20,526,652 on 1/3/2011 (b)	20,526,224	20,526,224
JPMorgan Securities, Inc., 0.17%, dated 12/31/2010, to be repurchased at $14,447,499 on 1/3/2011 (c)	14,447,294	14,447,294
JPMorgan Securities, Inc., 0.20%, dated 12/31/2010, to be repurchased at $8,000,133 on 1/3/2011 (d)	8,000,000	8,000,000
The Goldman Sachs & Co., 0.17%, dated 12/31/2010, to be repurchased at $2,000,028 on 1/3/2011 (e)	2,000,000	2,000,000
Total Repurchase Agreements (Cost $44,973,518)		44,973,518
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,486,037)+	100.7	221,486,037
Other Assets and Liabilities, Net	(0.7)	(1,569,492)
Net Assets	100.0	219,916,545

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $221,486,037.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $16,238,000 Federal National Mortgage Association, with various coupon rates from 5.0-7.25%, with various maturity dates of 5/11/2017-5/15/2030 with a value of $20,937,401.

(c) Collateralized by $23,120,000 US Treasury STRIPS, maturing on 5/15/2022 with a value of $14,737,612.

(d) Collateralized by $8,197,133 Federal National Mortgage Association, 1.75%, maturing on 8/25/2020 with a value of $8,172,037.

(e) Collateralized by $1,977,493 Federal Home Loan Mortgage Corp., with various coupon rates from 1.875-4.07%, with various maturity dates of 9/1/2015-6/1/2032 with a value of $2,040,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$ —	$ 176,512,519	$ —	$ 176,512,519
Repurchase Agreements	—	44,973,518	—	44,973,518
Total	$ —	$ 221,486,037	$ —	$ 221,486,037

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investment in unaffiliated securities, valued at amortized cost	$ 176,512,519
Repurchase agreements, valued at amortized cost	44,973,518
Total investments, valued at amortized cost	221,486,037
Cash	14
Receivable for Fund shares sold	60,705
Due from Advisor	15,381
Interest receivable	197,386
Other assets	1,349
Total assets	221,760,872
Liabilities
Payable for Fund shares redeemed	1,754,575
Distributions payable	1,007
Other accrued expenses and payables	88,745
Total liabilities	1,844,327
Net assets, at value	$ 219,916,545
Net Assets Consist of
Distributions in excess of net investment income	(1,007)
Paid-in capital	219,917,552
Net assets, at value	$ 219,916,545
Class A Net Asset Value, offering and redemption price per share ($219,916,545 ÷ 220,001,268 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Interest	$ 862,229
Expenses: Management fee	704,427
Administration fee	247,168
Services to shareholders	1,924
Custodian fee	27,571
Professional fees	64,438
Trustees' fee and expenses	10,980
Reports to shareholders	60,076
Other	13,636
Total expenses	1,130,220
Expense reductions	(292,806)
Total expenses after expense reductions	837,414
Net investment income	24,815
Net realized gain (loss)	1,201
Net increase (decrease) in net assets resulting from operations	$ 26,016

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 24,815	$ 1,242,942
Net realized gain (loss)	1,201	23,268
Net increase (decrease) in net assets resulting from operations	26,016	1,266,210
Distributions to shareholders from: Net investment income Class A	(24,815)	(1,233,793)
Class B	—	(37)
Total distributions	$ (24,815)	$ (1,233,830)
Fund share transactions: Class A Proceeds from shares sold	111,590,276	102,195,146
Shares converted*	—	41,096
Reinvestment of distributions	26,864	1,523,848
Payments for shares redeemed	(161,340,354)	(231,903,870)
Net increase (decrease) in net assets from Class A share transactions	(49,723,214)	(128,143,780)
Class B Proceeds from shares sold	—	50
Shares converted*	—	(41,096)
Reinvestment of distributions	—	58
Payments for shares redeemed	—	(49)
Net increase (decrease) in net assets from Class B share transactions	—	(41,037)
Increase (decrease) in net assets	(49,722,013)	(128,152,437)
Net assets at beginning of period	269,638,558	397,790,995
Net assets at end of period (including distributions in excess of net investment income of $1,007 and $16,402, respectively)	$ 219,916,545	$ 269,638,558
Other Information
Class A Shares outstanding at beginning of period	269,724,482	397,868,262
Shares sold	111,590,276	102,195,146
Shares converted*	—	41,096
Shares issued to shareholders in reinvestment of distributions	26,864	1,523,848
Shares redeemed	(161,340,354)	(231,903,870)
Net increase (decrease) in Class A shares	(49,723,214)	(128,143,780)
Shares outstanding at end of period	220,001,268	269,724,482
Class B Shares outstanding at beginning of period	—	41,037
Shares sold	—	50
Shares converted*	—	(41,096)
Shares issued to shareholders in reinvestment of distributions	—	58
Shares redeemed	—	(49)
Net increase (decrease) in Class B shares	—	(41,037)
Shares outstanding at end of period	—	—

* On February 3, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.000*	.003	.026	.049	.046
Total from investment operations	.000*	.003	.026	.049	.046
Less distributions from: Net investment income	.000*	(.003)	(.026)	(.049)	(.046)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.01[a]	.34	2.64[a]	5.00[a]	4.65[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	270	398	355	294
Ratio of expenses before expense reductions (%)	.46	.43	.52	.46	.52
Ratio of expenses after expense reductions (%)	.34	.43	.50	.45	.51
Ratio of net investment income (%)	.01	.37	2.56	4.88	4.58
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Performance Summary December 31, 2010

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.77% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,944	$9,190	$10,274	$7,692
	Average annual total return	29.44%	-2.77%	0.54%	-2.59%
Russell 2000 Growth Index	Growth of $10,000	$12,909	$10,668	$12,944	$14,491
	Average annual total return	29.09%	2.18%	5.30%	3.78%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Small Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,333.00
Expenses Paid per $1,000*	$ 4.06
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.73
Expenses Paid per $1,000*	$ 3.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Cap Growth VIP	.69%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Small Cap Growth VIP

The year 2010 began on an optimistic note with a few bright spots in the economy — improving consumer confidence, the government's report showing strong fourth-quarter 2009 gross domestic product GDP growth and a six-year high in manufacturing activity — partially offset by growing concerns about the health of the European financial system.1 By May 2010, the US stock market had entered a period of significant volatility amid regulatory uncertainty (health care and financial reform) and fears of a possible double-dip recession. The market then staged a rebound during the last four months of the year amid increasing confidence that the US Federal Reserve Board's (the Fed's) second round of quantitative easing measures would support asset prices, along with evidence that the US economy was on a path to faster growth in 2011.

For the 12 months ended December 31, 2010, the Fund returned 29.44% (Class A shares, unadjusted for contract charges), compared with the 29.09% return of the Russell 2000® Growth Index. These strong returns belie the elevated level of investor risk aversion that impacted the global equity markets during much of the summer months as high unemployment, European debt problems, a possible economic "hard landing" within China and some slippage for US economic indicators temporarily dampened enthusiasm for stocks.

The Fund's outperformance of the benchmark came primarily from favorable stock selection. During the period, stock selection was positive within the health care, information technology and consumer staples sectors. Other contributions to return came from an overweight to energy and an underweight to telecom services.2 Stock selection in energy and consumer discretionary detracted from performance. In addition, underweight positions in materials, information technology and consumer discretionary weighed on returns.

We continue to maintain a long-term perspective, investing in quality small-cap growth stocks. Effective on or about May 1, 2011, the name of the Fund will be changed to DWS Small Mid Cap Growth VIP. The Fund's investment objective will also change to long-term capital appreciation. For a description of the new investment objective, please see the supplement dated January 19, 2011 to the Fund's current prospectus posted on www.dws-investments.com.

Joseph Axtell, CFA
Rafaelina M. Lee

Portfolio Managers

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.

Index returns assume reinvestment of dividends and, unlike funds returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means that a Fund holds a higher weighting in a given sector compared with its benchmark index. "Underweight" means that a Fund holds a lower weighting in a given sector.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	25%	24%
Health Care	20%	17%
Consumer Discretionary	16%	16%
Industrials	16%	19%
Energy	9%	9%
Financials	6%	7%
Materials	5%	2%
Consumer Staples	3%	5%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 205.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 15.9%
Auto Components 0.9%
Gentex Corp.	27,633	816,831
Diversified Consumer Services 0.6%
Capella Education Co.* (a)	7,900	525,982
Hotels Restaurants & Leisure 1.4%
Buffalo Wild Wings, Inc.*	18,902	828,853
Red Robin Gourmet Burgers, Inc.* (a)	18,900	405,783
		1,234,636
Internet & Catalog Retail 0.2%
Mecox Lane Ltd. (ADR)* (a)	22,883	169,563
Media 1.4%
Cinemark Holdings, Inc.	70,334	1,212,558
Specialty Retail 8.5%
Advance Auto Parts, Inc.	19,700	1,303,155
Children's Place Retail Stores, Inc.*	23,300	1,156,612
DSW, Inc. "A"* (a)	39,161	1,531,195
Guess?, Inc.	31,500	1,490,580
hhgregg, Inc.* (a)	44,600	934,370
Urban Outfitters, Inc.*	31,821	1,139,510
		7,555,422
Textiles, Apparel & Luxury Goods 2.9%
Carter's, Inc.* (a)	22,600	666,926
Deckers Outdoor Corp.* (a)	12,448	992,604
True Religion Apparel, Inc.* (a)	39,109	870,566
		2,530,096
Consumer Staples 3.1%
Food Products
Diamond Foods, Inc. (a)	24,355	1,295,199
Green Mountain Coffee Roasters, Inc.* (a)	43,050	1,414,623
		2,709,822
Energy 8.4%
Energy Equipment & Services 2.4%
Complete Production Services, Inc.*	26,075	770,516
Dril-Quip, Inc.*	17,678	1,373,934
		2,144,450
Oil, Gas & Consumable Fuels 6.0%
Carrizo Oil & Gas, Inc.* (a)	36,299	1,251,952
Clean Energy Fuels Corp.*	27,300	377,832
Cloud Peak Energy, Inc.*	22,911	532,223
Concho Resources, Inc.*	11,469	1,005,487
Northern Oil & Gas, Inc.*	44,689	1,215,988
Rosetta Resources, Inc.*	24,500	922,180
		5,305,662
Financials 5.7%
Capital Markets 1.3%
Stifel Financial Corp.* (a)	17,900	1,110,516
Commercial Banks 0.9%
Prosperity Bancshares, Inc.	21,100	828,808
Consumer Finance 1.9%
Dollar Financial Corp.* (a)	56,842	1,627,386
	Shares	Value ($)

Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.* (a)	19,268	1,448,954
Health Care 19.6%
Biotechnology 5.6%
Alexion Pharmaceuticals, Inc.*	10,651	857,938
Halozyme Therapeutics, Inc.*	106,100	840,312
Human Genome Sciences, Inc.*	20,000	477,800
ImmunoGen, Inc.* (a)	65,600	607,456
Onyx Pharmaceuticals, Inc.*	12,559	463,051
Regeneron Pharmaceuticals, Inc.*	31,600	1,037,428
United Therapeutics Corp.*	10,600	670,132
		4,954,117
Health Care Equipment & Supplies 3.4%
Accuray, Inc.*	88,274	595,850
Kinetic Concepts, Inc.*	23,700	992,556
NxStage Medical, Inc.*	19,107	475,382
Thoratec Corp.* (a)	32,500	920,400
		2,984,188
Health Care Providers & Services 2.4%
ExamWorks Group, Inc.*	27,635	510,695
Gentiva Health Services, Inc.*	31,400	835,240
Universal American Financial Corp.	40,107	820,188
		2,166,123
Health Care Technology 1.9%
SXC Health Solutions Corp.*	40,470	1,734,544
Life Sciences Tools & Services 1.2%
ICON PLC (ADR)*	27,058	592,570
QIAGEN NV* (a)	22,367	437,275
		1,029,845
Pharmaceuticals 5.1%
Auxilium Pharmaceuticals, Inc.*	20,048	423,013
Flamel Technologies SA (ADR)* (a)	55,700	380,988
Par Pharmaceutical Companies, Inc.*	25,900	997,409
Questcor Pharmaceuticals, Inc.* (a)	146,192	2,153,408
VIVUS, Inc.* (a)	56,355	528,046
		4,482,864
Industrials 15.7%
Aerospace & Defense 2.6%
AAR Corp.*	39,331	1,080,423
BE Aerospace, Inc.*	33,200	1,229,396
		2,309,819
Commercial Services & Supplies 0.9%
EnerNOC, Inc.* (a)	34,100	815,331
Construction & Engineering 0.6%
MYR Group, Inc.*	23,600	495,600
Electrical Equipment 1.4%
General Cable Corp.* (a)	34,893	1,224,395
Machinery 6.1%
Altra Holdings, Inc.*	15,383	305,506
Ampco-Pittsburgh Corp.	21,334	598,419
Badger Meter, Inc. (a)	15,702	694,343
Columbus McKinnon Corp.*	28,675	582,676
RBC Bearings, Inc.*	32,677	1,277,017
Sauer-Danfoss, Inc.*	24,876	702,747
Terex Corp.*	39,400	1,222,976
		5,383,684
	Shares	Value ($)

Professional Services 2.1%
FTI Consulting, Inc.* (a)	17,924	668,207
TrueBlue, Inc.*	68,240	1,227,637
		1,895,844
Road & Rail 1.2%
Genesee & Wyoming, Inc. "A"*	19,456	1,030,195
Trading Companies & Distributors 0.8%
United Rentals, Inc.* (a)	30,937	703,817
Information Technology 24.2%
Communications Equipment 3.5%
Aruba Networks, Inc.*	15,850	330,948
Comverse Technology, Inc.*	64,655	469,395
Polycom, Inc.*	24,371	949,982
Riverbed Technology, Inc.* (a)	29,190	1,026,612
Sycamore Networks, Inc.	16,900	347,971
		3,124,908
Electronic Equipment, Instruments & Components 0.8%
Itron, Inc.*	12,482	692,127
Internet Software & Services 3.5%
Digital River, Inc.*	29,245	1,006,613
GSI Commerce, Inc.*	35,526	824,203
MercadoLibre, Inc.*	12,509	833,725
NIC, Inc.	45,100	437,921
		3,102,462
IT Services 6.9%
Cardtronics, Inc.*	42,700	755,790
FleetCor Technologies, Inc.*	19,144	591,932
Forrester Research, Inc.	40,300	1,422,187
iGATE Corp. (a)	67,043	1,321,418
iSoftStone Holdings Ltd. (ADR)*	25,781	468,441
Syntel, Inc.	18,437	881,104
Telvent GIT SA* (a)	25,117	663,591
		6,104,463
Semiconductors & Semiconductor Equipment 3.5%
Atheros Communications*	12,405	445,588
Cavium Networks, Inc.* (a)	31,533	1,188,163
Netlogic Microsystems, Inc.* (a)	23,500	738,135
Novellus Systems, Inc.*	21,144	683,374
		3,055,260
	Shares	Value ($)

Software 6.0%
CommVault Systems, Inc.*	24,732	707,830
Concur Technologies, Inc.* (a)	26,337	1,367,681
NICE Systems Ltd. (ADR)*	23,649	825,350
QLIK Technologies, Inc.*	18,888	487,499
Sourcefire, Inc.*	15,400	399,322
Taleo Corp. "A"*	30,930	855,215
TiVo, Inc.*	30,084	259,625
VanceInfo Technologies, Inc. (ADR)*	12,021	415,205
		5,317,727
Materials 5.0%
Chemicals 1.8%
Solutia, Inc.*	42,631	983,924
STR Holdings, Inc.* (a)	32,210	644,200
		1,628,124
Metals & Mining 2.3%
Molycorp, Inc.* (a)	14,006	698,899
Randgold Resources Ltd. (ADR) (a)	3,100	255,223
Thompson Creek Metals Co., Inc.*	73,000	1,074,560
		2,028,682
Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc. (a)	12,681	797,889
Total Common Stocks (Cost $58,328,703)		86,282,694

Securities Lending Collateral 24.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $21,950,973)	21,950,973	21,950,973

Cash Equivalents 2.9%
Central Cash Management Fund, 0.19% (b) (Cost $2,532,069)	2,532,069	2,532,069
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $82,811,745)+	125.3	110,765,736
Other Assets and Liabilities, Net	(25.3)	(22,336,473)
Net Assets	100.0	88,429,263

* Non-income producing security.

+ The cost for federal income tax purposes was $83,216,134. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $27,549,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,627,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,077,860.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $21,144,795, which is 23.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 86,282,694	$ —	$ —	$ 86,282,694
Short-Term Investments (d)	24,483,042	—	—	24,483,042
Total	$ 110,765,736	$ —	$ —	$ 110,765,736

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $58,328,703) — including $21,144,795 of securities loaned	$ 86,282,694
Investment in Daily Assets Fund Institutional (cost $21,950,973)*	21,950,973
Investment in Central Cash Management Fund (cost $2,532,069)	2,532,069
Total investments, at value (cost $82,811,745)	110,765,736
Cash	10,000
Receivable for Fund shares sold	105
Dividends receivable	2,288
Interest receivable	6,480
Other assets	439
Total assets	110,785,048
Liabilities
Payable upon return of securities loaned	21,950,973
Payable for Fund shares redeemed	272,959
Accrued management fee	42,627
Other accrued expenses and payables	89,226
Total liabilities	22,355,785
Net assets, at value	$ 88,429,263
Net Assets Consist of
Undistributed net investment income	516,412
Net unrealized appreciation (depreciation) on investments	27,953,991
Accumulated net realized gain (loss)	(42,803,640)
Paid-in capital	102,762,500
Net assets, at value	$ 88,429,263
Class A Net Asset Value, offering and redemption price per share ($88,429,263 ÷ 6,384,947 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.85

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,244)	$ 442,311
Income distributions — Central Cash Management Fund	3,293
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,166
Total income	523,770
Expenses: Management fee	434,077
Administration fee	78,923
Services to shareholders	4,365
Custodian fee and other	10,831
Legal fees	8,644
Audit and tax fees	58,410
Trustees' fees and expenses	5,538
Reports to shareholders	10,959
Total expenses	611,747
Net investment income (loss)	(87,977)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	11,959,891
Change in net unrealized appreciation (depreciation) on investments	8,823,086
Net gain (loss)	20,782,977
Net increase (decrease) in net assets resulting from operations	$ 20,695,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ (87,977)	$ (146,790)
Net realized gain (loss)	11,959,891	(20,542,495)
Change in net unrealized appreciation (depreciation)	8,823,086	44,155,860
Net increase (decrease) in net assets resulting from operations	20,695,000	23,466,575
Fund share transactions: Class A Proceeds from shares sold	6,051,148	3,738,488
Payments for shares redeemed	(17,902,129)	(17,049,742)
Shares converted*	—	10,873
Net increase (decrease) in net assets from Class A share transactions	(11,850,981)	(13,300,381)
Class B Proceeds from shares sold	—	244
Payments for shares redeemed	—	(33)
Shares converted*	—	(10,873)
Net increase (decrease) in net assets from Class B share transactions	—	(10,662)
Increase (decrease) in net assets	8,844,019	10,155,532
Net assets at beginning of period	79,585,244	69,429,712
Net assets at end of period (including undistributed net investment income of $516,412 and accumulated net investment loss of $14,597, respectively)	$ 88,429,263	$ 79,585,244
Other Information
Class A Shares outstanding at beginning of period	7,439,067	9,122,504
Shares sold	517,480	442,413
Shares redeemed	(1,571,600)	(2,127,728)
Shares converted*	—	1,878
Net increase (decrease) in Class A shares	(1,054,120)	(1,683,437)
Shares outstanding at end of period	6,384,947	7,439,067
Class B Shares outstanding at beginning of period	—	1,867
Shares sold	—	38
Shares redeemed	—	(5)
Shares converted*	—	(1,900)
Net increase (decrease) in Class B shares	—	(1,867)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.70	$ 7.61	$ 15.07	$ 14.19	$ 13.48
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.02)	(.01)	(.01)	(.04)[c]
Net realized and unrealized gain (loss)	3.16	3.11	(7.45)	.89	.75
Total from investment operations	3.15	3.09	(7.46)	.88	.71
Net asset value, end of period	$ 13.85	$ 10.70	$ 7.61	$ 15.07	$ 14.19
Total Return (%)	29.44	40.60	(49.50)[b]	6.20[b]	5.27[b,c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	80	69	174	208
Ratio of expenses before expense reductions (%)	.78	.77	.88	.75	.73
Ratio of expenses after expense reductions (%)	.78	.77	.85	.72	.72
Ratio of net investment income (loss) (%)	(.12)	(.22)	(.04)	(.09)	(.32)[c]
Portfolio turnover rate (%)	64	93	67	67	73

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2010

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.86% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Barclays Capital US Government/Credit Index [] Blended Index

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged World Government Bond Index ("WGBI") (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,005	$12,460	$14,317	$20,107
	Average annual total return	10.05%	7.61%	7.44%	7.23%
Barclays Capital US Government/Credit Index	Growth of $10,000	$10,659	$11,777	$13,105	$17,626
	Average annual total return	6.59%	5.60%	5.56%	5.83%
Blended Index	Growth of $10,000	$10,954	$12,399	$14,000	$20,969
	Average annual total return	9.54%	7.43%	6.96%	7.69%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Strategic Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,051.90
Expenses Paid per $1,000*	$ 4.29
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,021.02
Expenses Paid per $1,000*	$ 4.23

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Strategic Income VIP	.83%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Strategic Income VIP

The Class A shares of the Fund returned 10.05% (unadjusted for contract charges) during the 12-month period ended December 31, 2010. This compares with returns of 9.54% for the Fund's blended benchmark and 6.59% for the Barclays Capital US Government/Credit Index.

The primary positive factor in the Fund's performance was its overweight in high-yield bonds, which outpaced the broader market by a wide margin.1 We continued to add to this market segment throughout the year, bringing the Fund's weighting in high yield from about 45% at the beginning of 2010 to approximately 55% at year end. Given the outperformance of high-yield bonds, this decision proved helpful to performance. The Fund's weighting in domestic investment-grade bonds also delivered a positive return, thanks to the solid performance of our positions in corporate bonds and mortgage-backed securities.2 On the negative side, our relative performance in the Fund's domestic segment was held back somewhat by our smaller-than-normal position in commercial mortgage-backed securities.3

Turning our attention to the Fund's overseas allocation, our position in emerging-markets debt produced a strong absolute return, which seeks to generate positive returns independent of market direction, but had only a modest impact on performance due to our small average weighting of about 6% to 8% of assets. The Fund's position in non-US developed-market bonds was a modest detractor. While we generated positive performance through our investments in euro-denominated corporate debt, our positions in Greece and Spain weighed significantly on performance during the first half of the year. Our currency positioning and global tactical asset allocation overlay strategy were also modest detractors from performance.4

We believe the year ahead will prove challenging for government bonds, given the extremely low absolute yields in the developed markets. In such an environment, we would expect to see continued outperformance from the "spread sectors" such as high-yield and investment-grade corporate bonds.5 Accordingly, about 80% of the Fund is now invested in these areas — up from about 60% at the start of the year. This allocation includes not just domestic corporates, but also bonds issued by corporations domiciled in Europe, Asia and the emerging markets.

As always, our investment process remains focused on using credit research to identify the most compelling investment opportunities for the Fund. At a time in which government bonds are offering paltry yields, we believe our global, multi-asset-class approach provides us with the best chance to strike this favorable balance over time.

Gary Russell, CFA
William Chepolis, CFA
John D. Ryan

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi
Robert Wang

Portfolio Managers, QS Investors, LLC
Subadvisor to the Fund

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Mortgage-backed securities (MBS) are secured by loans on residential property.

3 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

4 The global tactical asset allocation (GTAA) strategy is a total return strategy designed to add value by benefiting from global market inefficiencies. The strategy combines diverse macro investment views to determine the positions, using a disciplined, risk-managed process. The result is a collection of long and short investment positions within global markets designed to generate excess returns that have little correlation to major markets. These positions are then implemented through futures and forward contracts.

5 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread, or difference in yield, relative to Treasuries.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	62%	62%
Government & Agency Obligations	17%	18%
Cash Equivalents	5%	8%
Mortgage-Backed Securities Pass-Throughs	5%	4%
Loan Participations and Assignments	4%	3%
Collateralized Mortgage Obligations	3%	2%
Commercial Mortgage-Backed Securities	3%	1%
Preferred Securities	1%	1%
Asset Backed	—	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

AAA	20%	13%
AA	2%	9%
A	5%	7%
BBB	16%	15%
BB	16%	20%
B	28%	23%
CCC	11%	9%
Below CCC	—	2%
Not Rated	2%	2%
	100%	100%
Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.2 years	6.6 years
Effective Duration	4.7 years	3.7 years

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 218.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Strategic Income VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 64.0%
Consumer Discretionary 7.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	106,050
American Achievement Corp., 144A, 10.875%, 4/15/2016		110,000	112,750
Ameristar Casinos, Inc., 9.25%, 6/1/2014		115,000	123,050
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		65,000	65,650
144A, 8.375%, 11/15/2020		80,000	82,600
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		120,000	124,350
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		95,000	95,950
9.625%, 3/15/2018		45,000	48,488
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		50,000	47,500
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		30,000	30,600
Brunswick Corp., 144A, 11.25%, 11/1/2016		45,000	53,550
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,475
144A, 8.0%, 12/15/2018		95,000	97,850
8.0%, 4/15/2020		10,000	10,700
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		50,000	8,500
Carnival Corp., 6.65%, 1/15/2028		285,000	292,317
Carrols Corp., 9.0%, 1/15/2013		30,000	30,075
CCO Holdings LLC:
7.25%, 10/30/2017		90,000	91,350
7.875%, 4/30/2018		40,000	41,400
8.125%, 4/30/2020		25,000	26,313
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		215,000	224,675
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,313
Series B, 9.25%, 12/15/2017		25,000	27,375
DineEquity, Inc., 144A, 9.5%, 10/30/2018		150,000	159,000
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	67,437
7.125%, 2/1/2016		155,000	160,037
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		65,000	228
Ford Motor Co., 7.45%, 7/16/2031		65,000	69,631
General Electric Co., 144A, 4.375%, 4/1/2021		145,000	140,738
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		25,000	28,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	56,237
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		65,000	80,844
		Principal Amount ($) (a)	Value ($)

Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		135,000	123,187
11.25%, 6/1/2017		240,000	270,000
144A, 12.75%, 4/15/2018		55,000	55,275
Hertz Corp.:
144A, 7.5%, 10/15/2018		155,000	160,812
8.875%, 1/1/2014		183,000	187,117
Hyundai Motor Manufacturing Czech, 144A, 4.5%, 4/15/2015		145,000	148,787
Lear Corp.:
7.875%, 3/15/2018		40,000	42,800
8.125%, 3/15/2020		40,000	43,500
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	21,100
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		10,000	11,700
Mediacom Broadband LLC, 8.5%, 10/15/2015		110,000	110,550
Mediacom LLC, 9.125%, 8/15/2019		30,000	30,600
MGM Resorts International:
144A, 9.0%, 3/15/2020		65,000	71,500
144A, 10.0%, 11/1/2016		15,000	15,413
10.375%, 5/15/2014		45,000	50,512
11.125%, 11/15/2017		50,000	57,500
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		25,000	24,750
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		25,000	26,406
Norcraft Holdings LP, 9.75%, 9/1/2012		71,000	71,444
Penske Automotive Group, Inc., 7.75%, 12/15/2016		175,000	178,500
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		60,000	63,225
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		25,000	26,563
Regal Entertainment Group, 9.125%, 8/15/2018		25,000	26,625
Sabre Holdings Corp., 8.35%, 3/15/2016		160,000	153,600
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		60,000	55,950
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	41,300
144A, 7.804%, 10/1/2020		70,000	68,215
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		50,000	54,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		55,000	59,537
Sonic Automotive, Inc.:
5.0%, 10/1/2029		25,000	31,063
Series B, 9.0%, 3/15/2018		95,000	99,987
Standard Pacific Corp.:
8.375%, 5/15/2018		10,000	10,000
144A, 8.375%, 5/15/2018		65,000	65,000
10.75%, 9/15/2016		80,000	92,200
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		35,000	36,750
		Principal Amount ($) (a)	Value ($)

Travelport LLC:
4.921%***, 9/1/2014		45,000	39,825
9.0%, 3/1/2016		65,000	62,969
9.875%, 9/1/2014		45,000	43,819
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	209,000
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		25,000	26,250
UPC Holding BV, 144A, 8.0%, 11/1/2016	EUR	100,000	138,975
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		24,348	730
Visant Corp., 144A, 10.0%, 10/1/2017		80,000	85,000
Wyndham Worldwide Corp., 5.75%, 2/1/2018		210,000	213,536
Wynn Las Vegas LLC, 7.75%, 8/15/2020		50,000	54,125
Young Broadcasting, Inc., 8.75%, 1/15/2014**		275,000	3
			5,990,233
Consumer Staples 2.2%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	25,625
Altria Group, Inc., 9.95%, 11/10/2038		145,000	204,324
B&G Foods, Inc., 7.625%, 1/15/2018		25,000	26,313
Central Garden & Pet Co., 8.25%, 3/1/2018		35,000	35,437
Darling International, Inc., 144A, 8.5%, 12/15/2018		80,000	83,400
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		35,000	36,925
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	85,000
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		40,000	39,600
NBTY, Inc., 144A, 9.0%, 10/1/2018		25,000	26,688
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		223,000	209,620
Pilgrim's Pride Corp., 144A, 7.875%, 12/15/2018		60,000	59,700
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	223,543
Rite Aid Corp.:
7.5%, 3/1/2017		60,000	57,675
8.0%, 8/15/2020		100,000	104,125
Smithfield Foods, Inc.:
7.75%, 7/1/2017		220,000	228,800
144A, 10.0%, 7/15/2014		85,000	97,962
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		30,000	30,750
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	33,513
TreeHouse Foods, Inc., 7.75%, 3/1/2018		25,000	27,094
			1,636,094
Energy 7.4%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		55,000	55,825
Anadarko Petroleum Corp., 6.375%, 9/15/2017		215,000	234,201
		Principal Amount ($) (a)	Value ($)

Arch Coal, Inc., 7.25%, 10/1/2020		20,000	21,100
Atlas Energy Operating Co., LLC, 12.125%, 8/1/2017		55,000	69,575
Belden & Blake Corp., 8.75%, 7/15/2012		310,000	296,050
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	90,450
Bill Barrett Corp., 9.875%, 7/15/2016		40,000	43,900
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		50,000	50,250
Bristow Group, Inc., 7.5%, 9/15/2017		70,000	73,850
Chaparral Energy, Inc., 8.5%, 12/1/2015		230,000	234,025
Chesapeake Energy Corp.:
6.625%, 8/15/2020		60,000	59,100
6.875%, 8/15/2018		30,000	30,450
6.875%, 11/15/2020		75,000	75,937
7.25%, 12/15/2018		100,000	103,500
9.5%, 2/15/2015		185,000	208,587
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	117,600
Colorado Interstate Gas Co., 6.8%, 11/15/2015		30,000	34,561
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		115,000	122,475
144A, 8.25%, 4/1/2020		60,000	64,800
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		30,000	31,500
7.375%, 10/1/2020		35,000	37,100
8.25%, 10/1/2019		20,000	22,200
Crosstex Energy LP, 8.875%, 2/15/2018		55,000	58,919
El Paso Corp.:
7.25%, 6/1/2018		55,000	58,878
9.625%, 5/15/2012		132,000	140,681
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		155,000	162,625
Energy Transfer Equity LP, 7.5%, 10/15/2020		35,000	36,050
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	56,100
Genesis Energy LP, 144A, 7.875%, 12/15/2018		65,000	64,675
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	129,350
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		25,000	25,750
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		55,000	57,475
Inergy LP, 144A, 7.0%, 10/1/2018		60,000	60,450
KCS Energy, Inc., 7.125%, 4/1/2012		240,000	240,600
Linn Energy LLC:
144A, 7.75%, 2/1/2021		60,000	61,500
144A, 8.625%, 4/15/2020		55,000	59,263
11.75%, 5/15/2017		75,000	85,875
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	94,725
Nexen, Inc., 5.875%, 3/10/2035		75,000	69,738
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		55,000	58,850
OPTI Canada, Inc., 7.875%, 12/15/2014		125,000	88,281
		Principal Amount ($) (a)	Value ($)

Petrohawk Energy Corp.:
7.25%, 8/15/2018		50,000	50,500
7.875%, 6/1/2015		30,000	31,238
Plains Exploration & Production Co.:
7.0%, 3/15/2017		60,000	61,650
7.625%, 6/1/2018		110,000	115,775
8.625%, 10/15/2019		55,000	60,225
Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	17,475
Range Resources Corp., 6.75%, 8/1/2020		20,000	20,625
Regency Energy Partners LP:
6.875%, 12/1/2018		35,000	35,438
9.375%, 6/1/2016		115,000	126,212
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		250,000	238,538
Sabine Pass LNG LP:
7.25%, 11/30/2013		115,000	111,837
7.5%, 11/30/2016		100,000	93,750
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		25,000	25,594
Southwestern Energy Co., 7.5%, 2/1/2018		85,000	95,837
Stone Energy Corp.:
6.75%, 12/15/2014		95,000	92,625
8.625%, 2/1/2017		25,000	25,375
Transocean, Inc., 6.5%, 11/15/2020		360,000	382,218
Valero Energy Corp., 6.125%, 2/1/2020		160,000	169,931
Williams Partners LP, 4.125%, 11/15/2020		190,000	179,966
			5,621,630
Financials 16.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		125,000	112,500
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		95,000	95,000
6.875%, 9/15/2011		297,000	305,167
7.0%, 2/1/2012		185,000	191,475
7.25%, 3/2/2011		455,000	457,275
144A, 7.5%, 9/15/2020		120,000	125,850
8.0%, 3/15/2020		115,000	125,637
8.0%, 11/1/2031		75,000	80,813
8.3%, 2/12/2015		35,000	38,500
American International Group, Inc., Series G, 5.6%, 10/18/2016		290,000	298,757
Antero Resources Finance Corp., 9.375%, 12/1/2017		10,000	10,463
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	41,847
Barclays Bank PLC:
5.125%, 1/8/2020		145,000	148,082
5.14%, 10/14/2020		185,000	166,453
BBVA Bancomer SA, 144A, 7.25%, 4/22/2020		115,000	121,647
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018		30,000	31,950
BP Capital Markets PLC, 4.5%, 10/1/2020		120,000	119,711
Bumble Bee Acquisition Corp., 144A, 9.0%, 12/15/2017		130,000	135,200
		Principal Amount ($) (a)	Value ($)

Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		120,000	127,500
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	48,375
CIT Group, Inc.:
7.0%, 5/1/2013		80,000	81,600
7.0%, 5/1/2015		105,970	106,235
7.0%, 5/1/2017		355,000	355,887
Citigroup Funding, Inc., 5.0%, 4/7/2013		295,000	295,000
Credit Agricole SA, 144A, 3.5%, 4/13/2015		171,000	172,136
Discover Bank, 7.0%, 4/15/2020		145,000	155,881
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		45,000	45,450
E*TRADE Financial Corp., 7.375%, 9/15/2013		120,000	119,400
Express LLC, 8.75%, 3/1/2018		45,000	47,813
FCE Bank PLC, 9.375%, 1/17/2014	EUR	100,000	148,663
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		60,000	62,013
7.375%, 2/1/2011		45,000	45,135
7.5%, 8/1/2012		500,000	531,604
9.875%, 8/10/2011		145,000	150,936
GE Capital European Funding, 4.25%, 3/1/2017	EUR	290,000	393,485
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		25,000	24,844
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		55,000	57,338
Hartford Financial Services Group, Inc., 5.5%, 3/30/2020		290,000	294,181
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	109,187	88
Hexion US Finance Corp., 8.875%, 2/1/2018		340,000	363,375
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		200,000	221,218
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		165,000	169,950
HSBC Finance Corp., 144A, 6.676%, 1/15/2021		120,000	121,234
Hutchison Whampoa Finance 09 Ltd., 4.75%, 11/14/2016	EUR	150,000	208,874
Intergas Finance BV, REG S, 6.875%, 11/4/2011		275,000	285,312
International Finance Corp., 5.75%, 3/16/2015	AUD	285,000	289,497
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		40,000	43,000
144A, 8.75%, 3/15/2017		180,000	193,050
iPayment, Inc., 9.75%, 5/15/2014		45,000	42,300
Lincoln National Corp., 7.0%, 6/15/2040		290,000	315,367
Lloyds TSB Bank PLC, 144A, 6.5%, 9/14/2020		290,000	266,809
Manulife Financial Corp., 4.9%, 9/17/2020		290,000	275,987
Morgan Stanley, 3.45%, 11/2/2015		220,000	214,490
		Principal Amount ($) (a)	Value ($)

Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		25,000	25,563
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		45,000	47,250
144A, 7.75%, 10/15/2018		25,000	25,875
11.5%, 5/1/2016		20,000	23,100
Nomura Holdings, Inc., 6.7%, 3/4/2020		90,000	96,326
Nuveen Investments, Inc., 10.5%, 11/15/2015		130,000	132,925
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		55,000	54,519
Pacific Life Global Funding, 144A, 3.32%***, 2/6/2016		386,000	382,580
Pinafore LLC, 144A, 9.0%, 10/1/2018		40,000	43,200
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		70,000	71,575
9.25%, 4/1/2015		35,000	36,444
PNC Bank NA, 6.875%, 4/1/2018		180,000	205,751
Prudential Financial, Inc., 4.5%, 11/15/2020		135,000	132,023
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		200,000	190,814
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		13,000	13,488
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		100,000	101,750
144A, 8.5%, 5/15/2018		195,000	195,975
144A, 9.0%, 4/15/2019		105,000	108,806
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		40,000	43,200
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		145,000	137,382
SLM Corp., 8.0%, 3/25/2020		25,000	25,348
Societe Generale, 144A, 3.5%, 1/15/2016		290,000	285,645
Sprint Capital Corp.:
7.625%, 1/30/2011		50,000	50,125
8.375%, 3/15/2012		135,000	142,762
Susser Holdings LLC, 8.5%, 5/15/2016		30,000	32,175
Telecom Italia Capital SA, 4.95%, 9/30/2014		174,000	178,270
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	57,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		150,000	77
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		83,525	83,316
Ventas Realty LP, (REIT), 3.125%, 11/30/2015		95,000	91,531
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		300,000	339,000
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	394,687
WMG Acquisition Corp., 9.5%, 6/15/2016		45,000	48,263
			12,677,099
		Principal Amount ($) (a)	Value ($)

Health Care 3.8%
Celgene Corp., 3.95%, 10/15/2020		170,000	161,625
Community Health Systems, Inc., 8.875%, 7/15/2015		80,000	84,000
DaVita, Inc.:
6.375%, 11/1/2018		20,000	19,900
6.625%, 11/1/2020		20,000	19,800
Genzyme Corp., 5.0%, 6/15/2020		155,000	162,729
Hanger Orthopedic Group, Inc., 7.125%, 11/15/2018		25,000	24,937
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		105,000	105,000
HCA, Inc.:
7.875%, 2/15/2020		365,000	390,550
8.5%, 4/15/2019		45,000	49,275
9.125%, 11/15/2014		155,000	162,556
9.25%, 11/15/2016		310,000	330,731
9.625%, 11/15/2016 (PIK)		152,000	162,830
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	97,494
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		215,000	213,061
Life Technologies Corp., 6.0%, 3/1/2020		215,000	230,294
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	16,163
The Cooper Companies, Inc., 7.125%, 2/15/2015		95,000	97,850
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		40,000	39,800
144A, 7.0%, 10/1/2020		65,000	64,187
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		55,000	56,375
144A, 8.0%, 2/1/2018		45,000	45,900
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		75,000	75,750
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		220,000	243,615
			2,854,422
Industrials 4.6%
Accuride Corp., 144A, 9.5%, 8/1/2018		75,000	81,187
Actuant Corp., 6.875%, 6/15/2017		40,000	40,900
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		30,000	31,500
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,900
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		105,000	104,212
ArvinMeritor, Inc.:
8.125%, 9/15/2015		55,000	57,544
10.625%, 3/15/2018		60,000	67,500
BE Aerospace, Inc.:
6.875%, 10/1/2020		35,000	36,138
8.5%, 7/1/2018		105,000	114,975
Belden, Inc.:
7.0%, 3/15/2017		45,000	45,563
9.25%, 6/15/2019		40,000	43,850
Bombardier, Inc., 144A, 7.75%, 3/15/2020		55,000	59,262
		Principal Amount ($) (a)	Value ($)

Briggs & Stratton Corp., 6.875%, 12/15/2020		35,000	35,700
Cenveo Corp.:
8.875%, 2/1/2018		100,000	96,750
144A, 10.5%, 8/15/2016		55,000	54,038
Clean Harbors, Inc., 7.625%, 8/15/2016		32,000	34,000
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		41,250	28,437
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	31,838
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		85,000	87,125
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		145,000	143,912
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	64,350
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		50,000	50,438
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		225,000	240,956
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		50,000	50,750
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		55,000	53,900
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		115,000	120,175
8.0%, 2/1/2018		105,000	113,662
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	107,500
Masco Corp., 7.125%, 3/15/2020		145,000	151,689
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		75,000	78,000
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,875
8.5%, 3/1/2020		25,000	27,438
Owens Corning, Inc., 9.0%, 6/15/2019		217,000	254,583
Ply Gem Industries, Inc., 13.125%, 7/15/2014		95,000	100,937
RailAmerica, Inc., 9.25%, 7/1/2017		36,000	39,555
RBS Global & Rexnord Corp., 8.5%, 5/1/2018		120,000	127,500
Sitel LLC, 144A, 11.5%, 4/1/2018		95,000	78,375
Spirit AeroSystems Holdings, Inc., 144A, 6.75%, 12/15/2020		75,000	75,187
SPX Corp., 144A, 6.875%, 9/1/2017		20,000	21,250
Textron, Inc., 7.25%, 10/1/2019		145,000	166,163
Titan International, Inc., 144A, 7.875%, 10/1/2017		160,000	168,800
TransDigm, Inc., 144A, 7.75%, 12/15/2018		65,000	67,275
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		55,000	55,275
USG Corp., 144A, 9.75%, 8/1/2014		45,000	47,475
			3,487,439
		Principal Amount ($) (a)	Value ($)

Information Technology 2.5%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		70,000	55,300
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		35,000	35,263
Amkor Technology, Inc., 7.375%, 5/1/2018		45,000	46,800
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		60,000	61,575
CDW LLC, 11.0%, 10/12/2015		155,000	160,812
Equinix, Inc., 8.125%, 3/1/2018		120,000	125,400
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		20,000	21,050
144A, 7.875%, 7/15/2020		25,000	26,438
First Data Corp., 144A, 8.875%, 8/15/2020		85,000	89,675
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		265,000	291,500
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	33,675
L-3 Communications Corp.:
5.875%, 1/15/2015		105,000	106,969
Series B, 6.375%, 10/15/2015		80,000	82,400
MasTec, Inc., 7.625%, 2/1/2017		65,000	64,675
NXP BV, 3.039%***, 10/15/2013		150,000	147,750
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		25,000	25,125
10.25%, 8/15/2015		225,000	236,531
Unisys Corp., 144A, 12.75%, 10/15/2014		80,000	94,600
Vangent, Inc., 9.625%, 2/15/2015		35,000	31,675
Western Union Co., 6.2%, 6/21/2040		145,000	143,446
			1,880,659
Materials 8.1%
Agrium, Inc., 6.125%, 1/15/2041		290,000	307,140
Albemarle Corp., 4.5%, 12/15/2020		100,000	98,422
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		25,000	20,000
ArcelorMittal, 6.125%, 6/1/2018		250,000	266,372
Ashland, Inc., 9.125%, 6/1/2017		55,000	63,387
Ball Corp.:
7.125%, 9/1/2016		30,000	32,325
7.375%, 9/1/2019		25,000	26,875
Berry Plastics Corp.:
9.5%, 5/15/2018		65,000	65,162
144A, 9.75%, 1/15/2021		80,000	79,200
Boise Paper Holdings LLC, 8.0%, 4/1/2020		30,000	32,100
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		40,000	40,400
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		35,000	36,138
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		65,000	67,112
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040		290,000	282,325
Clondalkin Acquisition BV, 144A, 2.302%***, 12/15/2013		75,000	71,812
		Principal Amount ($) (a)	Value ($)

Corporacion Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020		130,000	123,180
CPG International I, Inc., 10.5%, 7/1/2013		130,000	132,600
Crown Americas LLC, 7.625%, 5/15/2017		30,000	32,250
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	50,000	69,655
Dow Chemical Co.:
8.55%, 5/15/2019		290,000	363,442
9.4%, 5/15/2039		145,000	210,457
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		240,000	241,500
Exopack Holding Corp., 11.25%, 2/1/2014		160,000	166,000
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		25,000	25,625
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	103,350
10.0%, 3/31/2015		119,040	108,326
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		145,000	143,358
144A, 7.125%, 1/15/2017		35,000	37,275
144A, 8.25%, 5/1/2016		65,000	73,369
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		10,000	10,475
9.5%, 6/15/2017		130,000	141,862
Greif, Inc., 7.75%, 8/1/2019		195,000	213,525
Hexcel Corp., 6.75%, 2/1/2015		280,000	285,600
Huntsman International LLC:
8.625%, 3/15/2020		60,000	65,250
144A, 8.625%, 3/15/2021		25,000	27,000
International Paper Co., 7.95%, 6/15/2018		145,000	172,545
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		100,000	110,625
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		35,000	33,163
Momentive Performance Materials, Inc., 144A, 9.0%, 1/15/2021		230,000	242,650
Nalco Co., 144A, 6.625%, 1/15/2019		45,000	46,013
NewMarket Corp., 7.125%, 12/15/2016		110,000	112,475
Novelis, Inc.:
144A, 8.375%, 12/15/2017		140,000	144,900
144A, 8.75%, 12/15/2020		110,000	114,125
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	116,875
Radnor Holdings Corp., 11.0%, 3/15/2010**		25,000	3
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	46,125
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	53,250
Solo Cup Co., 10.5%, 11/1/2013		170,000	177,650
Teck Resources Ltd., 4.5%, 1/15/2021		310,000	315,181
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		75,000	79,687
		Principal Amount ($) (a)	Value ($)

United States Steel Corp., 7.375%, 4/1/2020		80,000	82,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	151,163
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		91,631	49,481
			6,110,780
Telecommunication Services 7.1%
American Tower Corp., 4.5%, 1/15/2018		270,000	267,642
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		25,000	25,813
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		350,000	382,375
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		180,000	172,800
8.75%, 3/15/2018		170,000	159,375
Clearwire Communications LLC:
144A, 12.0%, 12/1/2015		20,000	21,550
144A, 12.0%, 12/1/2017		60,000	62,100
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		250,000	238,125
10.0%, 7/15/2015		100,000	107,125
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	214,987
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	307,500
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	78,745	9,538
Frontier Communications Corp.:
6.25%, 1/15/2013		36,000	37,980
7.875%, 4/15/2015		10,000	10,925
8.25%, 4/15/2017		70,000	76,825
8.5%, 4/15/2020		90,000	98,325
8.75%, 4/15/2022		10,000	10,900
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		29,280	10,834
Hughes Network Systems LLC, 9.5%, 4/15/2014		150,000	154,687
Intelsat Corp., 9.25%, 6/15/2016		380,000	410,400
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		120,000	121,200
11.25%, 6/15/2016		60,000	64,650
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		200,000	221,000
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		195,000	200,362
iPCS, Inc., 2.412%***, 5/1/2013		35,000	33,687
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		90,000	85,725
7.875%, 9/1/2018		25,000	25,938
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		60,000	60,150
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		55,000	56,925
8.0%, 10/1/2015		60,000	64,500
Qwest Corp., 7.5%, 10/1/2014		285,000	319,200
		Principal Amount ($) (a)	Value ($)

SBA Telecommunications, Inc.:
8.0%, 8/15/2016		35,000	37,887
8.25%, 8/15/2019		25,000	27,313
Sprint Nextel Corp., 8.375%, 8/15/2017 (b)		115,000	123,337
Telefonica Emisiones SAU, 6.421%, 6/20/2016		290,000	316,968
Telesat Canada, 11.0%, 11/1/2015		180,000	202,050
Verizon Communications, Inc., 8.95%, 3/1/2039		110,000	156,760
West Corp.:
144A, 7.875%, 1/15/2019		50,000	50,875
144A, 8.625%, 10/1/2018		15,000	15,900
Windstream Corp.:
7.0%, 3/15/2019		60,000	59,100
7.875%, 11/1/2017		135,000	141,919
8.125%, 9/1/2018		70,000	73,500
8.625%, 8/1/2016		10,000	10,525
			5,359,277
Utilities 3.7%
AES Corp.:
8.0%, 10/15/2017		10,000	10,575
8.0%, 6/1/2020		175,000	185,500
Calpine Corp.:
144A, 7.5%, 2/15/2021		80,000	78,800
144A, 7.875%, 7/31/2020		95,000	96,187
Edison Mission Energy, 7.0%, 5/15/2017		65,000	51,513
Ferrellgas LP, 144A, 6.5%, 5/1/2021		20,000	19,500
Korea Gas Corp., 144A, 4.25%, 11/2/2020		185,000	175,520
Mirant Americas Generation LLC, 8.3%, 5/1/2011		230,000	233,450
Mirant North America LLC, 7.375%, 12/31/2013		60,000	61,130
NRG Energy, Inc.:
7.25%, 2/1/2014		390,000	397,800
7.375%, 2/1/2016		660,000	676,500
7.375%, 1/15/2017		90,000	92,700
144A, 8.25%, 9/1/2020		85,000	87,125
Oncor Electric Delivery Co., 144A, 5.25%, 9/30/2040		130,000	124,871
RRI Energy, Inc., 7.875%, 6/15/2017		25,000	24,250
San Diego Gas & Electric Co., 6.0%, 6/1/2026		180,000	207,521
Suburban Propane Partners LP, 7.375%, 3/15/2020		15,000	16,013
Toledo Edison Co., 7.25%, 5/1/2020		230,000	271,872
			2,810,827
Total Corporate Bonds (Cost $47,107,385)			48,428,460

Mortgage-Backed Securities Pass-Throughs 5.5%
Federal National Mortgage Association, 4.0%, 10/1/2023 (c)		1,000,000	1,029,610
Government National Mortgage Association, 4.5%, 7/1/2039 (c)		3,000,000	3,115,078
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,088,477)			4,144,688
		Principal Amount ($) (a)	Value ($)

Commercial Mortgage-Backed Securities 3.1%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.501%, 10/15/2049		127,595	113,277
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040		814,000	826,456
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.191%***, 12/15/2035		290,000	286,115
JPMorgan Chase Commercial Mortgage Securities Corp.:
"F", Series 2004-LN2, 144A, 5.452%***, 7/15/2041		500,000	322,735
"A4", Series 2006-LDP7, 5.872%***, 4/15/2045		140,000	153,105
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	465,194
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.27%***, 12/15/2044		140,000	150,078
Total Commercial Mortgage-Backed Securities (Cost $2,338,559)			2,316,960

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.493%***, 2/25/2034		197,420	181,352
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.436%***, 12/25/2035		258,663	247,466
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		60,243	60,157
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		180,689	164,321
Federal National Mortgage Association, "BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		445,564	63,930
Government National Mortgage Association, "XA", Series 2009-118, 5.0%, 12/20/2039		347,329	344,906
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.72%***, 4/25/2036		711,435	655,719
Merrill Lynch Mortgage Investors Trust:
"2A1A", Series 2005-A9, 2.7%***, 12/25/2035		119,270	119,090
"2A", Series 2003-A6, 3.19%***, 10/25/2033		130,698	127,749
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		133,860	130,053
Vericrest Opportunity Loan Transferee, "M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039		149,454	146,521
		Principal Amount ($) (a)	Value ($)

Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.721%***, 10/25/2035		119,151	114,132
Wells Fargo Mortgage-Backed Securities Trust:
"A3", Series 2005-4, 5.0%, 4/25/2035		115,095	114,565
"A19", Series 2006-11, 6.0%, 9/25/2036		124,533	124,412
Total Collateralized Mortgage Obligations (Cost $2,503,586)			2,594,373

Government & Agency Obligations 17.2%
Other Government Related (d) 5.3%
Citibank NA, FDIC Guaranteed, 0.316%***, 5/7/2012		650,000	650,528
International Bank for Reconstruction & Development, 5.25%***, 4/9/2025		290,000	284,461
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.553%***, 12/26/2012		232,000	233,177
Kreditanstalt fuer Wiederaufbau, 1.35%, 1/20/2014	JPY	185,000,000	2,347,476
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		460,000	491,826
			4,007,468
Sovereign Bonds 7.0%
Federative Republic of Brazil:
8.875%, 10/14/2019		295,000	389,400
12.5%, 1/5/2016	BRL	250,000	174,398
Government of Canada, 4.5%, 6/1/2015	CAD	350,000	384,461
Republic of Argentina, 5.83%, 12/31/2033	ARS	375	176
Republic of El Salvador, 144A, 7.65%, 6/15/2035		156,000	164,970
Republic of Lithuania:
144A, 5.125%, 9/14/2017		205,000	201,965
144A, 7.375%, 2/11/2020		195,000	215,404
Republic of Panama, 9.375%, 1/16/2023		500,000	688,750
Republic of Peru, 7.35%, 7/21/2025		285,000	346,703
Republic of Poland, 6.375%, 7/15/2019		345,000	386,473
Republic of South Africa, 6.875%, 5/27/2019		220,000	257,675
Republic of Uruguay:
7.625%, 3/21/2036		60,000	71,250
9.25%, 5/17/2017		105,000	135,450
Republic of Venezuela, 9.25%, 9/15/2027		150,000	111,750
Russian Federation, REG S, 7.5%, 3/31/2030		478,731	553,652
United Kingdom Treasury Bond, 3.75%, 9/7/2019	GBP	750,000	1,206,322
			5,288,799
US Government Sponsored Agency 0.1%
Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011		100,000	100,695
		Principal Amount ($) (a)	Value ($)

US Treasury Obligations 4.8%
US Treasury Bill, 0.185%****, 3/17/2011 (e)		99,000	98,978
US Treasury Bond, 4.375%, 5/15/2040		551,000	553,667
US Treasury Notes:
0.875%, 2/29/2012		2,250,000	2,263,095
2.625%, 11/15/2020		759,000	715,950
			3,631,690
Total Government & Agency Obligations (Cost $12,104,046)			13,028,652

Loan Participations and Assignments 3.7%
Senior Loans*** 3.2%
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015 (PIK)		11,948	9,141
Term Loan B, 12.0%, 4/21/2015 (PIK)		69,862	65,636
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		85,000	86,410
Charter Communications Operating LLC:
Replacement Term Loan, 2.27%, 3/6/2014		18,104	17,904
Term Loan, 3.56%, 9/6/2016		208,149	205,287
New Term Loan, 7.25%, 3/6/2014		94,108	97,945
Clear Channel Communication, Term Loan B, LIBOR plus 3.65%, 1/28/2016		110,000	95,920
Dunkin' Brands, Inc., Term Loan B, 5.75%, 11/23/2017		70,000	70,943
Ford Motor Co., Term Loan B1, 3.02%, 12/16/2013		183,850	183,803
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		165,210	145,300
Letter of Credit, 2.289%, 3/26/2014		9,903	8,709
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		109,416	105,559
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	93,849	126,321
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		114,379	112,556
Term Loan C2, 2.563%, 5/6/2013		58,987	58,046
Nuveen Investments, Inc., First Lien, Term Loan, 3.303%, 11/13/2014		115,000	110,137
OSI Restaurant Partners LLC:
Term Loan, 2.563%, 6/14/2013		11,007	10,537
Term Loan B, 2.625%, 6/14/2014		113,924	109,062
Pinafore LLC, Term Loan B, 6.25%, 9/29/2016		522,909	530,918
Roundy's Supermarkets, Inc., Second Lien, Term Loan, LIBOR plus 8.0%, 4/18/2016		65,000	66,097
		Principal Amount ($) (a)	Value ($)

Syniverse Technologies, Inc., Term Loan B, LIBOR plus 3.75%, 12/21/2017		50,000	50,641
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		88,875	62,124
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		84,346	77,556
VML US Finance LLC:
Delayed Draw Term Loan B, 4.8%, 5/25/2012		18,154	18,177
Term Loan B, 4.8%, 5/27/2013		31,429	31,469
			2,456,198
Sovereign Loans 0.5%
BOM Capital PLC, 144A, 6.699%, 3/11/2015		205,000	211,150
VTB Bank, 144A, 6.875%, 5/29/2018		145,000	153,337
			364,487
Total Loan Participations and Assignments (Cost $2,735,317)			2,820,685

Preferred Securities 0.7%
Financials 0.6%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	343,613
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	148,107
			491,720
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	73,625
Total Preferred Securities (Cost $526,972)			565,345
	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $4,000)	4	4,000
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	8,113
Dex One Corp.*	540	4,029
SuperMedia, Inc.*	99	862
Trump Entertainment Resorts, Inc.*	6	109
Vertis Holdings, Inc.*	940	0
		13,113
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	125,000	0
Quad Graphics, Inc.*	69	2,847
		2,847
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $279,466)		17,709

Preferred Stock 0.1%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $100,132)	110	103,967

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	5
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	85	967
Total Warrants (Cost $17,432)		972
	Contracts	Value ($)

Call Options Purchased 0.0%
Floating Rate — LIBOR, Effective Date 5/16/2011, Expiration Date 5/16/2012, Cap Rate 3.0% (Cost $54,460)	14,000,000	467
	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 0.27% (f) (g) (Cost $122,734)	122,734	122,734

Cash Equivalents 5.6%
Central Cash Management Fund, 0.19% (f) (Cost $4,269,126)	4,269,126	4,269,126
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,251,692)+	103.6	78,418,138
Other Assets and Liabilities, Net	(3.6)	(2,711,284)
Net Assets	100.0	75,706,854

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks LP	9.25%	8/1/2015	50,000	USD	50,000	8,500
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	65,000	USD	65,225	228
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	29,280	USD	27,863	10,834
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	3
Tribune Co.	LIBOR plus 3.0%	6/4/2014	88,875	USD	88,819	62,124
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	77
Vertis, Inc.	13.5%	4/1/2014	24,348	USD	9,890	730
Wolverine Tube, Inc.	15.0%	3/31/2012	91,631	USD	91,631	49,481
Young Broadcasting, Inc.	8.75%	1/15/2014	275,000	USD	224,631	3
					696,926	131,980

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $76,320,197. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $2,097,941. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,741,864 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,643,923.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $116,902, which is 0.2% of net assets.

(c) Delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	34	3,592,345	26,808
10 Year US Treasury Note	USD	3/22/2011	47	5,660,563	(153,853)
2 Year US Treasury Note	USD	3/31/2011	74	16,199,063	11,578
DAX Index	EUR	3/18/2011	1	231,414	(4,326)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	7	1,172,162	10,009
Federal Republic of Germany Euro-Schatz	EUR	3/8/2011	5	728,317	(811)
FTSE 100 Index	GBP	3/18/2011	6	551,266	5,332
Hang Seng Index	HKD	1/28/2011	1	148,080	1,988
IBEX 35 Index	EUR	1/21/2011	1	130,837	(3,337)
S&P 500 E-Mini Index	USD	3/18/2011	6	375,900	5,130
TOPIX Index	JPY	3/11/2011	3	331,075	6,577
United Kingdom Long Gilt Bond	GBP	3/29/2011	16	2,980,748	(5,477)
Total net unrealized depreciation					(100,382)

At December 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2011	19	2,341,989	(9,848)
10 Year Japanese Government Bond	JPY	3/10/2011	6	10,391,181	(50,690)
AEX Index	EUR	1/21/2011	2	189,648	(1,550)
ASX SPI 200 Index	AUD	3/17/2011	3	362,838	3,375
CAC 40 Index	EUR	1/21/2011	3	152,719	3,668
DJ Euro Stoxx 50 Index	EUR	3/18/2011	11	410,698	10,437
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	42	7,032,973	45,686
FTSE MIB Index	EUR	3/18/2011	2	269,999	7,416
Russell 2000 E-Mini Index	USD	3/18/2011	1	78,230	(865)
S&P TSX 60 Index	CAD	3/17/2011	1	154,300	(2,547)
Total net unrealized appreciation					5,082

At December 31, 2010, open written interest rate option contracts were as follows:

Effective/ Expiration Date	Cash Flows Paid	Contract Amount	Strike Rate (%)	Value ($)	Premiums Received ($)	Unrealized Depreciation ($)
Call Option 5/16/2011 5/16/2012	30-year USD Swap Rate — 10-year USD Swap Rate	29,000,000	0.6	(35,163)	30,740	(4,423)

At December 31, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	290,000[1]	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	(1,114)	(7,340)	6,226
6/21/2010 9/20/2013	70,000[2]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	7,023	858	6,165
6/21/2010 9/20/2015	90,000[3]	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	10,162	(1,604)	11,766
3/22/2010 6/20/2015	290,000[4]	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(138)	(1,646)	1,508
9/20/2010 12/20/2015	1,630,000[5]	1.0%	Markit iTraxx SovX Western Europe	(78,525)	(50,148)	(28,377)
Total net unrealized depreciation						(2,712)

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At December 31, 2010, open interest rate swaps contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
10/27/2010 10/27/2020	1,500,000[4]	Fixed — 4.12%	Floating — LIBOR	(109,121)	525	(109,646)
11/24/2010 11/24/2020	1,300,000[6]	Fixed — 3.96%	Floating — LIBOR	(71,822)	591	(72,413)
10/28/2010 10/28/2025	140,000[4]	Fixed — 4.138%	Floating — LIBOR	(4,412)	—	(4,412)
11/1/2010 11/1/2025	240,000[6]	Fixed — 4.292%	Floating — LIBOR	(21,668)	—	(21,668)
11/12/2010 11/12/2025	280,000[4]	Fixed — 4.285%	Floating — LIBOR	(8,155)	—	(8,155)
11/15/2010 11/15/2025	280,000[6]	Fixed — 4.585%	Floating — LIBOR	(23,555)	—	(23,555)
11/16/2010 11/16/2025	140,000[4]	Fixed — 4.584%	Floating — LIBOR	(2,817)	—	(2,817)
11/19/2010 11/19/2025	140,000[6]	Fixed — 4.784%	Floating — LIBOR	(11,110)	—	(11,110)
11/23/2010 11/23/2025	70,000[4]	Fixed — 4.834%	Floating — LIBOR	(924)	—	(924)
Total unrealized depreciation						(254,700)

At December 31, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payment Paid ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	2,800,000[2]	0.45%	Global Interest Rate Strategy Index	4,545	1,867	2,678

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citigroup, Inc.

3 Bank of America

4 Morgan Stanley

5 The Goldman Sachs & Co.

6 Barclays Bank PLC

LIBOR: London InterBank Offered Rate

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,510,000	USD	2,091,391	1/14/2011	69,078	UBS AG
USD	1,740,512	CAD	1,753,000	1/25/2011	21,681	Bank of New York Mellon Corp.
USD	1,325,283	NOK	7,858,000	1/25/2011	19,708	Bank of New York Mellon Corp.
USD	3,376,310	AUD	3,420,000	1/25/2011	109,775	UBS AG
USD	1,413,474	SEK	9,637,000	1/25/2011	18,182	HSBC Bank USA
USD	509,540	JPY	42,741,000	1/25/2011	17,047	Royal Bank of Scotland PLC
GBP	981,000	USD	1,532,749	1/25/2011	3,583	Royal Bank of Scotland PLC
Total unrealized appreciation					259,054
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	236,000	USD	235,609	1/14/2011	(1,604)	Credit Suisse
EUR	200,000	USD	262,132	1/14/2011	(5,724)	Morgan Stanley
EUR	368,900	USD	488,408	1/20/2011	(4,535)	JPMorgan Chase Securities, Inc.
EUR	170,000	USD	226,727	1/25/2011	(434)	Royal Bank of Scotland PLC
NZD	2,974,000	USD	2,212,269	1/25/2011	(100,137)	UBS AG
CHF	2,415,000	USD	2,514,983	1/25/2011	(68,734)	HSBC Bank USA
GBP	925,000	USD	1,440,234	2/22/2011	(1,967)	Morgan Stanley
JPY	195,000,000	USD	2,325,665	2/22/2011	(79,250)	Morgan Stanley
Total unrealized depreciation					(262,385)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Fund's policy and additional disclosures regarding option contracts, futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 47,884,841	$ 543,619	$ 48,428,460
Mortgage-Backed Securities Pass-Throughs	—	4,144,688	—	4,144,688
Commercial Mortgage-Backed Securities	—	2,316,960	—	2,316,960
Collateralized Mortgage Obligations	—	2,594,373	—	2,594,373
Government & Agency Obligations	—	12,645,213	284,461	12,929,674
Loan Participations and Assignments	—	2,820,685	—	2,820,685
Preferred Securities	—	565,345	—	565,345
Common Stocks	15,851	—	1,858	17,709
Preferred Stock	—	103,967	—	103,967
Warrants	—	—	972	972
Other Investments	—	—	4,000	4,000
Short-Term Investments	4,391,860	98,978	—	4,490,838
Derivatives (k)	—	287,397	467	287,864
Total	$ 4,407,711	$ 73,462,447	$ 835,377	$ 78,705,535
Liabilities
Derivatives (k)	$ (95,300)	$ (545,462)	$ (35,163)	$ (675,925)
Total	$ (95,300)	$ (545,462)	$ (35,163)	$ (675,925)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of open options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and written options, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Asset-Backed	Government & Agency Obligations	Loan Participations and Assignments	Common Stocks
Balance as of December 31, 2009	$ 1,399,392	$ 600,572	$ —	$ 72,237	$ 1,749
Total realized gain (loss)	—	57,024	—	3,736	—
Change in unrealized appreciation (depreciation)	141,636	(25,710)	(5,539)	7,898	(12)
Amortization premium/ discount	16,809	—	—	407	—
Net purchases (sales)	(1,000,000)	(631,886)	290,000	(84,278)	121
Transfers into Level 3	8,402 (l)	—	—	—	—
Transfers (out) of Level 3	(22,620) (m)	—	—	—	—
Balance as of December 31, 2010	$ 543,619	$ —	$ 284,461	$ —	$ 1,858
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ (59,208)	$ —	$ (5,539)	$ —	$ (12)
	Warrants	Convertible Preferred Stocks	Call Options Purchased	Other Investments	Total	Written Options
Balance as of December 31, 2009	$ 625	$ 0	$ —	$ —	$ 2,074,575	$ —
Total realized gain (loss)	—	(4,191)	—	—	56,569	—
Change in unrealized appreciation (depreciation)	347	4,191	(53,993)	0	68,818	(4,423)
Amortization premium/ discount	—	—	—	—	17,216	—
Net purchases (sales)	—	0	54,460	4,000	(1,367,583)	(30,740)
Transfers into Level 3	—	—	—	—	8,402	—
Transfers (out) of Level 3	—	—	—	—	(22,620)	—
Balance as of December 31, 2010	$ 972	$ —	$ 467	$ 4,000	$ 835,377	$ (35,163)
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$ 972	$ —	$ (53,993)	$ 0	$ (117,780)	$ (4,423)

Transfers between price levels are recognized at the beginning of the reporting period.

(l) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $71,859,832) — including $116,902 of securities loaned	$ 74,026,278
Investment in Daily Assets Fund Institutional (cost $122,734)*	122,734
Investment in Central Cash Management Fund (cost $4,269,126)	4,269,126
Total investments, at value (cost $76,251,692)	78,418,138
Cash	185,479
Foreign currency, at value (cost $122,513)	124,704
Deposit with brokers for open futures contracts	918,646
Receivable for investments sold	104,426
Interest receivable	1,081,310
Upfront payments paid on swaps	3,841
Unrealized appreciation on open swap contracts	28,343
Unrealized appreciation on open forward foreign currency exchange contracts	259,054
Foreign taxes recoverable	4,684
Other assets	447
Total assets	81,129,072
Liabilities
Payable for investments purchased	280,508
Payable for investments purchased — delayed delivery securities	4,097,602
Payable upon return of securities loaned	122,734
Payable for daily variation margin on open futures contracts	86,632
Payable for Fund shares redeemed	64,777
Options written, at value (premiums received $30,740)	35,163
Upfront payments received on swaps	60,738
Unrealized depreciation on open swap contracts	283,077
Unrealized depreciation on open forward foreign currency exchange contracts	262,385
Accrued management fee	19,509
Other accrued expenses and payables	109,093
Total liabilities	5,422,218
Net assets, at value	$ 75,706,854
Net Assets Consist of
Undistributed net investment income	4,058,018
Net unrealized appreciation (depreciation) on: Investments	2,166,446
Swap contracts	(254,734)
Written options	(4,423)
Futures	(95,300)
Foreign currency	8,924
Accumulated net realized gain (loss)	(944,838)
Paid-in capital	70,772,761
Net assets, at value	$ 75,706,854
Class A Net Asset Value, offering and redemption price per share ($75,706,854 ÷ 6,329,747 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $164)	$ 4,821,293
Income distributions — Central Cash Management Fund	10,113
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,499
Total income	4,833,905
Expenses: Management fee	410,735
Administration fee	74,679
Services to shareholders	1,730
Custodian fee	70,329
Legal fees	17,266
Audit and tax fees	66,284
Trustees' fees and expenses	5,347
Reports to shareholders	17,398
Other	42,290
Total expenses before expense reductions	706,058
Expense reductions	(67,414)
Total expenses after expense reductions	638,644
Net investment income (loss)	4,195,261
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,957,117
Swap contracts	(37,558)
Futures	59,063
Foreign currency	404,118
2,382,740
Change in net unrealized appreciation (depreciation) on: Investments	1,121,385
Swap contracts	(309,862)
Written options	(4,423)
Futures	(1,691)
Foreign currency	(282,893)
522,516
Net gain (loss)	2,905,256
Net increase (decrease) in net assets resulting from operations	$ 7,100,517

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income	$ 4,195,261	$ 4,244,300
Net realized gain (loss)	2,382,740	564,606
Change in net unrealized appreciation (depreciation)	522,516	9,572,764
Net increase (decrease) in net assets resulting from operations	7,100,517	14,381,670
Distributions to shareholders from: Net investment income: Class A	(4,806,010)	(3,708,667)
Fund share transactions: Class A Proceeds from shares sold	11,245,997	9,943,530
Shares converted*	—	44,195
Reinvestment of distributions	4,806,010	3,708,667
Payments for shares redeemed	(16,514,815)	(23,212,559)
Net increase (decrease) in net assets from Class A share transactions	(462,808)	(9,516,167)
Class B Shares converted*	—	(44,195)
Payments for shares redeemed	—	(151)
Net increase (decrease) in net assets from Class B share transactions	—	(44,346)
Increase (decrease) in net assets	1,831,699	1,112,490
Net assets at beginning of period	73,875,155	72,762,665
Net assets at end of period (including undistributed net investment income of $4,058,018 and $4,333,267, respectively)	$ 75,706,854	$ 73,875,155
Other Information
Class A Shares outstanding at beginning of period	6,362,456	7,250,530
Shares sold	957,272	943,043
Shares converted*	—	4,547
Shares issued to shareholders in reinvestment of distributions	420,473	392,867
Shares redeemed	(1,410,454)	(2,228,531)
Net increase (decrease) in Class A shares	(32,709)	(888,074)
Shares outstanding at end of period	6,329,747	6,362,456
Class B Shares outstanding at beginning of period	—	4,594
Shares converted*	—	(4,579)
Shares redeemed	—	(15)
Net increase (decrease) in Class B shares	—	(4,594)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.61	$ 10.03	$ 11.70	$ 11.80	$ 11.50
Income (loss) from investment operations: Net investment income[a]	.66	.63	.55	.63	.62
Net realized and unrealized gain (loss)	.47	1.50	(1.38)	(.01)	.36
Total from investment operations	1.13	2.13	(.83)	.62	.98
Less distributions from: Net investment income	(.78)	(.55)	(.69)	(.72)	(.57)
Net realized gains	—	—	(.15)	—	(.11)
Total distributions	(.78)	(.55)	(.84)	(.72)	(.68)
Net asset value, end of period	$ 11.96	$ 11.61	$ 10.03	$ 11.70	$ 11.80
Total Return (%)	10.05[b]	22.73[b]	(7.75)[b]	5.43[b]	8.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	74	73	100	86
Ratio of expenses before expense reductions (%)	.95	.86	.89	.84	.85
Ratio of expenses after expense reductions (%)	.86	.80	.87	.83	.85
Ratio of net investment income (%)	5.62	5.96	5.06	5.50	5.47
Portfolio turnover rate (%)	167	370	234	147	143
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Strategic Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.80% and 1.11% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Value VIP
[] DWS Strategic Value VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,252	$7,617	$8,875	$12,012
	Average annual total return	12.52%	-8.68%	-2.36%	1.85%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$11,507
	Average annual total return	15.06%	-2.86%	2.29%	1.41%
DWS Strategic Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,213	$7,543	$8,721	$12,809
	Average annual total return	12.13%	-8.97%	-2.70%	2.95%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$15,038
	Average annual total return	15.06%	-2.86%	2.29%	4.92%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Strategic Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,226.20	$ 1,223.70
Expenses Paid per $1,000*	$ 4.71	$ 6.56
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.97	$ 1,019.31
Expenses Paid per $1,000*	$ 4.28	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Value VIP	.84%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Strategic Value VIP

The US equity market performed well during the past year, gaining 15.06% as measured by the Fund's benchmark, the Standard & Poor's 500® (S&P 500) Index. The Class A shares of the Fund returned 12.52% (unadjusted for contract charges).

The most important factor in the Fund's underperformance was the pro-cyclical bias we held throughout the year. By "pro-cyclical," we mean that we tilted the Fund toward the areas of the market most likely to benefit from an improving economy. This approach worked well during the first three months of the Fund's fiscal year, and again in the fourth quarter rally. However, our pro-cyclical tilt proved to be a significant negative in the April-August 2010 interval, during which elevated concerns about the possibility of a "double-dip" recession weighed heavily on the more economically sensitive areas of the market. Unfortunately, this more than offset the outperformance we generated during the other parts of the year. Other important factors in our underperformance included our underweight in the consumer discretionary sector and our relatively conservative positioning in technology.1

On the plus side, we added value in the energy sector, thanks to both an overweight position and strong stock selection. Our stock selection in the health care, consumer staples and industrials sectors also was additive to performance.

We are disappointed that the Fund failed to keep pace with the benchmark during the past year, but we remain confident in its positioning as we head into 2011. We are focused on owning stocks with high free cash flow, a metric that has correlated with outperformance for individual stocks over time. Free cash flow strength opens the door for a variety of positive developments, including increased dividends, share buybacks and the potential to be acquired at a premium by a competitor. While high free cash flows did not necessarily lead to outperformance for individual stocks during the past year, we believe that the best time to add exposure to a time-tested investment style is when it is out of favor.

In the wake of a financial shock as large as what we experienced in 2008-2009, the process of recovery is bound to be uneven. The result, inevitably, is periodic instability such as what we witnessed in the April-August 2010 time frame.

Thomas Schuessler, PhD
Volker Dosch
Oliver Pfeil, PhD

Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio Summary

DWS Strategic Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Energy	22%	13%
Financials	16%	16%
Information Technology	15%	15%
Industrials	11%	12%
Consumer Discretionary	10%	7%
Health Care	9%	14%
Consumer Staples	7%	12%
Telecommunication Services	4%	6%
Materials	3%	4%
Utilities	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 251.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Strategic Value VIP

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 10.0%
Automobiles 1.0%
General Motors Co.*	73,980	2,726,903
Hotels Restaurants & Leisure 2.2%
McDonald's Corp.	62,115	4,767,947
MGM Resorts International* (a)	80,000	1,188,000
		5,955,947
Household Durables 0.4%
Newell Rubbermaid, Inc.	60,000	1,090,800
Leisure Equipment & Products 0.8%
Mattel, Inc.	87,213	2,217,826
Media 1.6%
Time Warner, Inc.	131,875	4,242,419
Multiline Retail 1.5%
Target Corp.	64,560	3,881,993
Specialty Retail 1.1%
Bed Bath & Beyond, Inc.*	30,000	1,474,500
Lowe's Companies, Inc.	55,829	1,400,191
		2,874,691
Textiles, Apparel & Luxury Goods 1.4%
VF Corp. (a)	43,799	3,774,598
Consumer Staples 7.0%
Beverages 1.5%
PepsiCo, Inc.	61,068	3,989,572
Food & Staples Retailing 2.0%
CVS Caremark Corp.	88,016	3,060,316
Safeway, Inc. (a)	108,536	2,440,975
		5,501,291
Tobacco 3.5%
Altria Group, Inc.	205,453	5,058,253
Philip Morris International, Inc.	73,109	4,279,070
		9,337,323
Energy 21.4%
Energy Equipment & Services 5.6%
Ensco PLC (ADR)	73,117	3,902,985
National Oilwell Varco, Inc.	43,893	2,951,804
Transocean Ltd.* (a)	58,269	4,050,278
Weatherford International Ltd.* (a)	181,327	4,134,256
		15,039,323
Oil, Gas & Consumable Fuels 15.8%
Apache Corp.	48,056	5,729,717
Chevron Corp.	65,658	5,991,292
ConocoPhillips	114,579	7,802,830
Exxon Mobil Corp.	43,803	3,202,875
Hess Corp.	80,468	6,159,021
Marathon Oil Corp.	131,664	4,875,518
Nexen, Inc.	97,451	2,231,628
Occidental Petroleum Corp.	29,367	2,880,903
Williams Companies, Inc.	135,158	3,341,106
		42,214,890
Financials 15.3%
Capital Markets 1.8%
Janus Capital Group, Inc.	80,000	1,037,600
Legg Mason, Inc.	30,000	1,088,100
	Shares	Value ($)

The Goldman Sachs Group, Inc.	16,213	2,726,378
		4,852,078
Commercial Banks 3.0%
Royal Bank of Canada	50,000	2,618,000
Wells Fargo & Co.	172,565	5,347,789
		7,965,789
Consumer Finance 1.0%
Capital One Financial Corp. (a)	63,978	2,722,904
Diversified Financial Services 5.6%
Citigroup, Inc.*	1,057,545	5,002,188
JPMorgan Chase & Co.	233,319	9,897,392
		14,899,580
Insurance 3.9%
Hartford Financial Services Group, Inc. (a)	154,087	4,081,765
Lincoln National Corp.	130,684	3,634,322
MetLife, Inc.	61,167	2,718,261
		10,434,348
Thrifts & Mortgage Finance 0.0%
Washington Mutual, Inc.*	1,394,944	78,954
Health Care 8.9%
Biotechnology 0.9%
Amgen, Inc.*	43,291	2,376,676
Health Care Providers & Services 3.5%
Aetna, Inc.	99,770	3,043,983
UnitedHealth Group, Inc.	83,959	3,031,759
WellPoint, Inc.*	58,337	3,317,042
		9,392,784
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	51,917	2,874,125
Pharmaceuticals 3.4%
Abbott Laboratories	52,809	2,530,079
Mylan, Inc.*	174,984	3,697,412
Novartis AG (ADR) (a)	48,184	2,840,447
		9,067,938
Industrials 10.4%
Aerospace & Defense 5.4%
Honeywell International, Inc.	76,520	4,067,803
ITT Corp. (a)	58,665	3,057,033
United Technologies Corp.	94,868	7,468,009
		14,592,845
Construction & Engineering 0.9%
URS Corp.*	58,652	2,440,510
Industrial Conglomerates 1.5%
General Electric Co.	226,206	4,137,308
Machinery 1.6%
Deere & Co.	50,053	4,156,902
Road & Rail 1.0%
CSX Corp.	41,068	2,653,403
Information Technology 14.8%
Communications Equipment 1.0%
Cisco Systems, Inc.*	135,000	2,731,050
Computers & Peripherals 3.4%
Hewlett-Packard Co.	179,144	7,541,962
Lexmark International, Inc. "A"*	45,000	1,566,900
		9,108,862
	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	70,000	1,352,400
IT Services 2.5%
Accenture PLC "A"	102,451	4,967,849
Computer Sciences Corp.	33,254	1,649,398
		6,617,247
Office Electronics 1.6%
Xerox Corp.	373,129	4,298,447
Semiconductors & Semiconductor Equipment 1.0%
Micron Technology, Inc.* (a)	331,290	2,656,946
Software 4.8%
BMC Software, Inc.*	65,869	3,105,065
Microsoft Corp.	354,564	9,899,427
		13,004,492
Materials 3.4%
Metals & Mining
Agnico-Eagle Mines Ltd. (a)	21,894	1,679,270
BHP Billiton Ltd. (ADR) (a)	20,000	1,858,400
Freeport-McMoRan Copper & Gold, Inc.	23,244	2,791,372
Kinross Gold Corp.	146,385	2,775,459
		9,104,501
Telecommunication Services 4.5%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	146,263	4,297,207
CenturyLink, Inc. (a)	65,928	3,043,896
		7,341,103
	Shares	Value ($)

Wireless Telecommunication Services 1.7%
Vodafone Group PLC (ADR) (a)	175,281	4,632,677
Utilities 2.6%
Electric Utilities 0.6%
FirstEnergy Corp. (a)	43,893	1,624,919
Multi-Utilities 2.0%
PG&E Corp.	58,501	2,798,688
Sempra Energy	48,382	2,539,087
		5,337,775
Total Common Stocks (Cost $225,572,465)		263,304,139

Securities Lending Collateral 14.9%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $39,865,520)	39,865,520	39,865,520

Cash Equivalents 2.1%
Central Cash Management Fund, 0.19% (b) (Cost $5,724,962)	5,724,962	5,724,962
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $271,162,947)+	115.3	308,894,621
Other Assets and Liabilities, Net	(15.3)	(40,966,695)
Net Assets	100.0	267,927,926

* Non-income producing security.

+ The cost for federal income tax purposes was $272,059,584. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $36,835,037. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,605,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,770,684.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $38,874,375, which is 14.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 263,304,139	$ —	$ —	$ 263,304,139
Short-Term Investments (d)	45,590,482	—	—	45,590,482
Total	$ 308,894,621	$ —	$ —	$ 308,894,621

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $225,572,465) — including $38,874,375 of securities loaned	$ 263,304,139
Investment in Daily Assets Fund Institutional (cost $39,865,520)*	39,865,520
Investment in Central Cash Management Fund (cost $5,724,962)	5,724,962
Total investments at value (cost $271,162,947)	308,894,621
Receivable for Fund shares sold	803
Dividends receivable	426,895
Interest receivable	2,761
Foreign taxes recoverable	2,107
Other assets	1,438
Total assets	309,328,625
Liabilities
Payable upon return of securities loaned	39,865,520
Payable for Fund shares redeemed	154,974
Payable for investments purchased	1,085,769
Accrued management fee	149,132
Other accrued expenses and payables	145,304
Total liabilities	41,400,699
Net assets, at value	$ 267,927,926
Net Assets Consist of
Undistributed net investment income	3,522,893
Net unrealized appreciation (depreciation) on: Investments	37,731,674
Foreign currency	64
Accumulated net realized gain (loss)	(141,564,092)
Paid-in capital	368,237,387
Net assets, at value	$ 267,927,926
Class A Net Asset Value, offering and redemption price per share ($266,068,810 ÷ 32,742,109 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.13
Class B Net Asset Value, offering and redemption price per share ($1,859,116 ÷ 228,157 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $43,360)	$ 5,932,680
Income distributions — Central Cash Management Fund	19,988
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,898
Total income	5,985,566
Expenses: Management fee	1,756,021
Administration fee	264,774
Services to shareholders	20,135
Distribution service fee (Class B)	4,271
Record keeping fees (Class B)	940
Custodian fee	17,404
Professional fees	65,688
Trustees' fees and expenses	9,696
Reports to shareholders	69,429
Other	13,801
Total expenses before expense reductions	2,222,159
Expense reductions	(36,423)
Total expenses after expense reductions	2,185,736
Net investment income (loss)	3,799,830
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,969,063
Foreign currency	351
Payments by Affiliates (see Note I)	289,394
18,258,808
Change in net unrealized appreciation (depreciation) on: Investments	8,466,003
Foreign currency	64
8,466,067
Net gain (loss)	26,724,875
Net increase (decrease) in net assets resulting from operations	$ 30,524,705

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ 3,799,830	$ 5,183,044
Net realized gain (loss)	18,258,808	(11,128,319)
Change in net unrealized appreciation (depreciation)	8,466,067	65,208,508
Net increase (decrease) in net assets resulting from operations	30,524,705	59,263,233
Distributions to shareholders from: Net investment income: Class A	(5,244,990)	(12,778,810)
Class B	(28,738)	(81,600)
Total distributions	(5,273,728)	(12,860,410)
Fund share transactions: Class A Proceeds from shares sold	4,504,378	5,209,923
Reinvestment of distributions	5,244,990	12,778,810
Payments for shares redeemed	(50,438,746)	(90,662,545)
Net increase (decrease) in net assets from Class A share transactions	(40,689,378)	(72,673,812)
Class B Proceeds from shares sold	431,727	544,525
Reinvestment of distributions	28,738	81,600
Payments for shares redeemed	(713,355)	(1,038,519)
Net increase (decrease) in net assets from Class B share transactions	(252,890)	(412,394)
Increase (decrease) in net assets	(15,691,291)	(26,683,383)
Net assets at beginning of period	283,619,217	310,302,600
Net assets at end of period (including undistributed net investment income of $3,522,893 and $4,996,440, respectively)	$ 267,927,926	$ 283,619,217
Other Information
Class A Shares outstanding at beginning of period	38,269,626	49,642,073
Shares sold	610,579	874,127
Shares issued to shareholders in reinvestment of distributions	674,163	2,576,373
Shares redeemed	(6,812,259)	(14,822,947)
Net increase (decrease) in Class A shares	(5,527,517)	(11,372,447)
Shares outstanding at end of period	32,742,109	38,269,626
Class B Shares outstanding at beginning of period	265,888	327,546
Shares sold	56,800	86,408
Shares issued to shareholders in reinvestment of distributions	3,675	16,352
Shares redeemed	(98,206)	(164,418)
Net increase (decrease) in Class B shares	(37,731)	(61,658)
Shares outstanding at end of period	228,157	265,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.36	$ 6.21	$ 14.40	$ 15.02	$ 13.41
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.12	.22	.29	.27
Net realized and unrealized gain (loss)	.81	1.31	(5.80)	(.56)	2.21
Total from investment operations	.92	1.43	(5.58)	(.27)	2.48
Less distributions from: Net investment income	(.15)	(.28)	(.36)	(.22)	(.28)
Net realized gains	—	—	(2.25)	(.13)	(.59)
Total distributions	(.15)	(.28)	(2.61)	(.35)	(.87)
Net asset value, end of period	$ 8.13	$ 7.36	$ 6.21	$ 14.40	$ 15.02
Total Return (%)	12.52[b]	25.30[b]	(45.98)[b]	(1.86)	18.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	266	282	308	792	992
Ratio of expenses before expense reductions (%)	.84	.80	.81	.78	.77
Ratio of expenses after expense reductions(%)	.82	.76	.80	.78	.77
Ratio of net investment income (%)	1.44	1.89	2.21	1.94	1.87
Portfolio turnover rate (%)	87	91	28	27	20
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 6.22	$ 14.41	$ 15.02	$ 13.39
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.10	.16	.24	.22
Net realized and unrealized gain (loss)	.81	1.32	(5.79)	(.56)	2.19
Total from investment operations	.89	1.42	(5.63)	(.32)	2.41
Less distributions from: Net investment income	(.12)	(.26)	(.31)	(.16)	(.19)
Net realized gains	—	—	(2.25)	(.13)	(.59)
Total distributions	(.12)	(.26)	(2.56)	(.29)	(.78)
Net asset value, end of period	$ 8.15	$ 7.38	$ 6.22	$ 14.41	$ 15.02
Total Return (%)[b]	12.13	24.94	(46.16)	(2.19)	18.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	37	191
Ratio of expenses before expense reduction (%)	1.15	1.11	1.21	1.15	1.16
Ratio of expenses after expense reduction (%)	1.14	1.08	1.17	1.13	1.16
Ratio of net investment income (%)	1.12	1.57	1.84	1.59	1.48
Portfolio turnover rate (%)	87	91	28	27	20
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.84% and 1.18% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any Fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

Fund returns shown during the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement for Class A shares. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® North American Technology Sector Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,866	$10,237	$11,789	$7,967
	Average annual total return	18.66%	0.79%	3.35%	-2.25%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-0.47%	3.75%	0.02%
S&P North American Technology Sector Index	Growth of $10,000	$11,265	$10,417	$13,276	$9,168
	Average annual total return	12.65%	1.37%	5.83%	-0.86%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,769	$10,104	$11,553	$16,857
	Average annual total return	17.96%	0.35%	2.93%	6.34%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$15,890
	Average annual total return	16.71%	-0.47%	3.75%	5.60%
S&P North American Technology Sector Index	Growth of $10,000	$11,265	$10,417	$13,276	$19,158
	Average annual total return	12.65%	1.37%	5.83%	7.94%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Technology VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,300.10	$ 1,297.60
Expenses Paid per $1,000*	$ 5.45	$ 7.76
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.47	$ 1,018.45
Expenses Paid per $1,000*	$ 4.79	$ 6.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.94%	1.34%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Technology VIP

Technology stocks produced double-digit returns during 2010 — as measured by the 12.65% gain of the Fund's benchmark, the S&P® North American Technology Sector Index — but underperformed the 15.06% return of the Standard & Poor's 500® (S&P 500) Index. The Class A shares of the Fund returned 18.66% (unadjusted for contract charges), outperforming the benchmark by a wide margin.

The Fund's strong performance was largely attributable to the effectiveness of our individual stock selection. Of the many stocks that stood out as winners, the largest contributor was Isilon Systems, Inc.,* a vendor of data storage systems suitable for very large files. The stock performed well due to the effectiveness of the company's new sales strategy, rising demand for its storage products and takeover speculation. Also among the Fund's top contributors were LogMeIn, Inc.,* Apple Inc., Ariba, Inc. and F5 Networks, Inc.

On the negative side, our performance was hurt by an overweight position in Hewlett-Packard Co.1 The stock lagged the broader sector by a wide margin due to the forced departure of esteemed CEO Mark Hurd and the Board's unexpected choice of former SAP CEO Leo Apotheker as his replacement. Other detractors of note included Comverse Technology, Inc. and Google, Inc.

We believe the tech sector continues to present a mix of defensive and offensive characteristics, making it attractive at a time of an uncertain economic outlook. The tech sector also provides investors with the opportunity to take part in a number of compelling longer-term themes. For instance, we favor companies participating in technological trends with significant potential impact on the overall economy, such as cloud computing, mobile data, business analytics and online advertising. Many companies related to these themes are likely to become potential targets for further merger and acquisition (M&A) activity, creating opportunities for bottom-up investors.

Frederic L. Fayolle, CFA

Lead Portfolio Manager

Clark Chang
Walter Holick

Portfolio Managers

The S&P North American Technology Sector Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology:
Computers & Peripherals	22%	25%
Software	18%	18%
Communications Equipment	17%	17%
Semiconductors & Semiconductor Equipment	16%	16%
Internet Software & Services	14%	14%
IT Services	9%	7%
Electronic Equipment, Instruments & Components	1%	2%
Consumer Discretionary:
Hotel Restaurants & Leisure	0%	—
Internet & Catalog Retail	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 264.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Technology VIP

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 3.1%
Hotels Restaurants & Leisure 0.3%
Ctrip.com International Ltd. (ADR)*	6,070	245,532
Internet & Catalog Retail 2.8%
Amazon.com, Inc.*	7,210	1,297,800
Priceline.com, Inc.*	1,950	779,122
		2,076,922
Information Technology 96.2%
Communications Equipment 17.2%
Acme Packet, Inc.*	7,523	399,923
Aviat Networks, Inc.*	2,463	12,487
Cisco Systems, Inc.*	183,760	3,717,465
Comverse Technology, Inc.*	126,644	919,435
F5 Networks, Inc.*	8,850	1,151,916
Juniper Networks, Inc.* (a)	29,800	1,100,216
Motorola, Inc.*	59,350	538,304
Polycom, Inc.* (a)	23,810	928,114
QUALCOMM, Inc.	77,996	3,860,022
Research In Motion Ltd.*	6,460	375,520
		13,003,402
Computers & Peripherals 22.2%
Apple, Inc.*	29,370	9,473,587
EMC Corp.* (a)	93,957	2,151,615
Gemalto NV	7,700	327,670
Hewlett-Packard Co.	90,770	3,821,417
QLogic Corp.*	3,660	62,293
SanDisk Corp.*	17,290	862,079
Xyratex Ltd.*	7,848	128,001
		16,826,662
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	39,250	758,310
Internet Software & Services 13.6%
Akamai Technologies, Inc.*	6,720	316,176
Digital River, Inc.*	16,620	572,060
eBay, Inc.*	10,450	290,824
Equinix, Inc.*	2,710	220,215
Google, Inc. "A"*	9,450	5,613,017
LogMeIn, Inc.* (a)	24,313	1,078,038
Open Text Corp.* (a)	3,400	156,604
QuinStreet, Inc.* (a)	27,888	535,728
Telecity Group PLC*	40,505	297,064
Tencent Holdings Ltd.	18,080	397,756
VistaPrint NV* (a)	3,030	139,380
Yahoo!, Inc.* (a)	41,070	682,994
		10,299,856
IT Services 8.9%
Accenture PLC "A"	9,820	476,172
Amdocs Ltd.*	8,580	235,693
Cognizant Technology Solutions Corp. "A"*	25,390	1,860,833
Fiserv, Inc.*	10,400	609,024
FleetCor Technologies, Inc.*	4,920	152,126
International Business Machines Corp.	12,740	1,869,722
iSoftStone Holdings Ltd. (ADR)*	4,530	82,310
	Shares	Value ($)

MasterCard, Inc. "A"	960	215,146
Teradata Corp.*	22,861	940,959
Visa, Inc. "A" (a)	4,610	324,452
		6,766,437
Semiconductors & Semiconductor Equipment 15.7%
Aixtron SE (a)	10,660	393,643
Altera Corp. (a)	11,660	414,863
Applied Materials, Inc.	24,000	337,200
ASML Holding NV (NY Registered Shares) (a)	14,190	544,044
Avago Technologies Ltd.	17,129	487,663
Broadcom Corp. "A"	20,310	884,500
Cavium Networks, Inc.* (a)	7,010	264,137
Cirrus Logic, Inc.*	21,400	341,972
Inphi Corp.*	1,940	38,975
Integrated Device Technology, Inc.*	74,600	496,836
Intel Corp.	152,879	3,215,045
KLA-Tencor Corp.	12,740	492,273
Marvell Technology Group Ltd.*	17,900	332,045
MaxLinear, Inc. "A"* (a)	22,300	239,948
Microchip Technology, Inc. (a)	8,270	282,917
Microsemi Corp.*	14,290	327,241
Netlogic Microsystems, Inc.*	13,880	435,971
Novellus Systems, Inc.* (a)	16,910	546,531
NXP Semiconductors NV*	10,220	213,905
Texas Instruments, Inc. (a)	49,900	1,621,750
		11,911,459
Software 17.6%
Activision Blizzard, Inc.	36,210	450,452
Adobe Systems, Inc.*	20,990	646,072
ANSYS, Inc.*	5,160	268,681
Ariba, Inc.*	55,660	1,307,453
BMC Software, Inc.*	19,040	897,546
Check Point Software Technologies Ltd.*	11,080	512,561
Citrix Systems, Inc.*	4,770	326,316
Informatica Corp.* (a)	20,790	915,384
Longtop Financial Technologies Ltd. (ADR)*	4,900	177,282
Microsoft Corp.	127,410	3,557,287
Oracle Corp.	87,010	2,723,413
QLIK Technologies, Inc.*	7,958	205,396
RealD, Inc.*	976	25,298
Rovi Corp.* (a)	3,150	195,332
Salesforce.com, Inc.* (a)	1,560	205,920
Symantec Corp.*	18,560	310,694
Taleo Corp. "A"*	10,890	301,109
VanceInfo Technologies, Inc. (ADR)*	8,160	281,846
		13,308,042
Total Common Stocks (Cost $42,878,738)		75,196,622

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $9,321,665)	9,321,665	9,321,665

	Shares	Value ($)

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (b) (Cost $675,065)	675,065	675,065
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $52,875,468)+	112.5	85,193,352
Other Assets and Liabilities, Net	(12.5)	(9,493,284)
Net Assets	100.0	75,700,068

* Non-income producing security.

+ The cost for federal income tax purposes was $56,197,483. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $28,995,869. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,698,880 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,703,011.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $9,072,813, which is 12.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)
Consumer Discretionary	$ 2,322,454	$ —	$ —	$ 2,322,454
Information Technology	71,458,035	1,416,133	—	72,874,168
Short-Term Investments (d)	9,996,730	—	—	9,996,730
Total	$ 83,777,219	$ 1,416,133	$ —	$ 85,193,352

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $42,878,738) — including $9,072,813 of securities loaned	$ 75,196,622
Investment in Daily Assets Fund Institutional (cost $9,321,665)*	9,321,665
Investment in Central Cash Management Fund (cost $675,065)	675,065
Total investments, at value (cost $52,875,468)	85,193,352
Cash	3,103
Foreign currency, at value (cost $9,181)	9,138
Receivable for Fund shares sold	128
Interest receivable	4,770
Other assets	406
Total assets	85,210,897
Liabilities
Payable upon return of securities loaned	9,321,665
Payable for Fund shares redeemed	72,412
Accrued management fee	42,305
Other accrued expenses and payables	74,447
Total liabilities	9,510,829
Net assets, at value	$ 75,700,068
Net Assets Consist of
Distributions in excess of net investment income	(79)
Net unrealized appreciation (depreciation) on: Investments	32,317,884
Foreign currency	(43)
Accumulated net realized gain (loss)	(108,783,810)
Paid-in capital	152,166,116
Net assets, at value	$ 75,700,068
Class A Net Asset Value, offering and redemption price per share ($75,572,811 ÷ 6,893,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.96
Class B Net Asset Value, offering and redemption price per share ($127,257 ÷ 11,963 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.64

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $607)	$ 442,108
Income distributions — Central Cash Management Fund	974
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,747
Total income	472,829
Expenses: Management fee	484,850
Administration fee	72,910
Services to shareholders	2,813
Distribution service fee (Class B)	2,449
Record keeping fees (Class B)	962
Custodian fee	10,843
Legal fees	9,743
Audit and tax fees	52,788
Trustees' fees and expenses	5,376
Reports to shareholders	24,990
Other	17,141
Total expenses	684,865
Net investment income (loss)	(212,036)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,855,733
Foreign currency	3,739
Payments by affiliate (see Note I)	1,507
7,860,979
Change in net unrealized appreciation (depreciation) on: Investments	4,413,329
Foreign currency	(5,229)
4,408,100
Net gain (loss)	12,269,079
Net increase (decrease) in net assets resulting from operations	$ 12,057,043

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ (212,036)	$ 43,997
Net realized gain (loss)	7,860,979	(13,132,543)
Net unrealized appreciation (depreciation)	4,408,100	45,141,538
Net increase (decrease) in net assets resulting from operations	12,057,043	32,052,992
Distributions to shareholders from: Net investment income: Class A	(30,198)	—
Fund share transactions: Class A Proceeds from shares sold	4,885,683	8,267,890
Reinvestment of distributions	30,198	—
Payments for shares redeemed	(19,283,343)	(20,829,816)
Net increase (decrease) in net assets from Class A share transactions	(14,367,462)	(12,561,926)
Class B Proceeds from shares sold	154,027	696,779
Payments for shares redeemed	(2,934,016)	(561,458)
Net increase (decrease) in net assets from Class B share transactions	(2,779,989)	135,321
Increase (decrease) in net assets	(5,120,606)	19,626,387
Net assets at beginning of period	80,820,674	61,194,287
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $79 and $24,841, respectively)	$ 75,700,068	$ 80,820,674
Other Information
Class A Shares outstanding at beginning of period	8,447,123	10,336,451
Shares sold	509,793	1,071,894
Shares issued to shareholders in reinvestment of distributions	3,065	—
Shares redeemed	(2,065,984)	(2,961,222)
Net increase (decrease) in Class A shares	(1,553,126)	(1,889,328)
Shares outstanding at end of period	6,893,997	8,447,123
Class B Shares outstanding at beginning of period	309,078	290,168
Shares sold	17,099	100,046
Shares redeemed	(314,214)	(81,136)
Net increase (decrease) in Class B shares	(297,115)	18,910
Shares outstanding at end of period	11,963	309,078

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 5.76	$ 10.71	$ 9.37	$ 9.30
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	.01	(.00)*	(.02)	(.01)[c]
Net realized and unrealized gain (loss)	1.75	3.47	(4.95)	1.36	.08
Total from investment operations	1.72	3.48	(4.95)	1.34	.07
Less distributions from: Net investment income	(.00)*	—	—	—	—
Net asset value, end of period	$ 10.96	$ 9.24	$ 5.76	$ 10.71	$ 9.37
Total Return (%)	18.66	60.42	(46.22)[b]	14.30	.75[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	78	60	153	165
Ratio of expenses before expense reductions (%)	.93	.84	1.01	.91	.89
Ratio of expenses after expense reductions (%)	.93	.84	1.00	.91	.89
Ratio of net investment income (loss) (%)	(.29)	.08	(.01)	(.15)	(.12)[c]
Portfolio turnover rate (%)	23	45	71	91	49

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

* Amount is less than $0.005.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.02	$ 5.64	$ 10.53	$ 9.25	$ 9.21
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.02)	(.03)	(.05)	(.04)[c]
Net realized and unrealized gain (loss)	1.68	3.40	(4.86)	1.33	.08
Total from investment operations	1.62	3.38	(4.89)	1.28	.04
Net asset value, end of period	$ 10.64	$ 9.02	$ 5.64	$ 10.53	$ 9.25
Total Return (%)	17.96	59.93	(46.44)[b]	13.84	.43[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	2	3	14
Ratio of expenses before expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of expenses after expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of net investment income (loss) (%)	(.64)	(.27)	(.35)	(.53)	(.51)[c]
Portfolio turnover rate (%)	23	45	71	91	49

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2010

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.89% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2010
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,900	$9,774	$13,092	$14,428
	Average annual total return	29.00%	-0.76%	5.54%	3.86%
Russell Midcap Growth Index	Growth of $10,000	$12,638	$10,294	$12,692	$15,551
	Average annual total return	26.38%	0.97%	4.88%	4.67%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 1, 2001. Index returns began on April 30, 2001.

Information About Your Fund's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,348.50
Expenses Paid per $1,000*	$ 5.68
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$ 1,000.00
Ending Account Value 12/31/10	$ 1,020.37
Expenses Paid per $1,000*	$ 4.89

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.96%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Turner Mid Cap Growth VIP

Both DWS Turner Mid Cap Growth VIP and the stock market capped 2010 with a strong finish, propelled by a strengthening global economy, robust earnings and a growing bullish sentiment among investors. The Standard & Poor's 500® (S&P 500) Index finished the year with a healthy gain of 15.06%. This is the index's second yearly gain in a row and its fourth over the past five years. The year, although strong, was not without its challenges as investors had to deal with the May 6th "flash crash", financial reform and continued concerns over the health of many European economies. On the other hand, the US Federal Reserve Board (the Fed) continued to be active in the market, with round two of the quantitative easing effort initiated later in the year, and corporate earnings continued to post strong gains.

For 2010, small-cap stocks outpaced both mid- and large-cap stocks. The Russell 2000® Index posted a gain of 26.85% versus 16.10% for the Russell 1000® Index. Growth stocks outperformed value stocks across the market-cap spectrum for the year as investors became more optimistic over the economic rebound and sought out companies with stronger earnings prospects.

With improving economic conditions and a favorable backdrop for companies looking to grow their earnings, the performance of the Fund was strong, with Class A shares returning 29.00%, outpacing the 26.38% return for the Fund's benchmark, the Russell Midcap® Growth Index, as of December 31, 2010 (unadjusted for contract charges). Seven of the nine portfolio sectors outperformed the benchmark, with outperformance largely attributed to strength in the technology sector due to good stock selection.

The technology and financial services sectors contributed the most to relative gains, while the health care sector and producer durables, a Turner Custom Sector, were the lead detractors. A sustained pickup in corporate spending aided the technology sector as our holdings in F5 Networks, Inc., Salesforce.com, Inc. and Cypress Semiconductor Corp. generated strong double-digit returns. Within financial services, the life/health insurance and real estate development industries led the way. Health care was among the worst-performing sectors as unanswered health care reform questions continued to linger over the industry. Electronic production equipment, electrical products and industrial machinery companies detracted.

As before, the Fund emphasizes three types of growth stocks. One, it holds classic growth stocks in industries such as biotechnology and wireless communications that we think have high-return potential for fundamental reasons. Two, it holds stocks of companies gaining market share in their businesses. And three, it holds cyclical stocks in industries such as metals, heavy equipment, bioagriculture, retailing and chemicals that historically have tended to do well as the economy improves.

Christopher K. McHugh

Lead Manager, Turner Investment Partners, Inc.
Subadvisor to the Fund

Tara Hedlund, CFA
Jason Schrotberger, CFA

Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	28%	27%
Consumer Discretionary	18%	16%
Health Care	12%	15%
Industrials	11%	10%
Financials	10%	10%
Materials	8%	6%
Energy	6%	7%
Consumer Staples	4%	7%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 276.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 17.6%
Auto Components 1.2%
BorgWarner, Inc.* (a)	10,260	742,414
Hotels Restaurants & Leisure 6.5%
Darden Restaurants, Inc.	7,510	348,764
Royal Caribbean Cruises Ltd.*	12,510	587,970
Starwood Hotels & Resorts Worldwide, Inc. (a)	23,700	1,440,486
WMS Industries, Inc.*	16,775	758,901
Wynn Resorts Ltd.	6,660	691,575
		3,827,696
Internet & Catalog Retail 1.2%
Priceline.com, Inc.*	1,770	707,203
Media 1.3%
Interpublic Group of Companies, Inc.*	75,190	798,518
Multiline Retail 1.5%
Nordstrom, Inc. (a)	20,850	883,623
Specialty Retail 3.7%
Abercrombie & Fitch Co. "A" (a)	13,290	765,903
Dick's Sporting Goods, Inc.*	14,010	525,375
Guess?, Inc.	18,850	891,982
		2,183,260
Textiles, Apparel & Luxury Goods 2.2%
Coach, Inc.	23,230	1,284,851
Consumer Staples 3.8%
Beverages 0.5%
Hansen Natural Corp.*	6,020	314,726
Food & Staples Retailing 1.2%
Whole Foods Market, Inc.*	13,890	702,695
Food Products 2.1%
Green Mountain Coffee Roasters, Inc.*	15,560	511,302
Mead Johnson Nutrition Co.	11,210	697,822
		1,209,124
Energy 6.3%
Energy Equipment & Services 1.0%
Cameron International Corp.*	11,800	598,614
Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc.*	10,860	651,926
Cimarex Energy Co.	7,810	691,419
Concho Resources, Inc.*	9,200	806,564
QEP Resources, Inc.	12,800	464,768
Whiting Petroleum Corp.*	4,190	491,026
		3,105,703
Financials 9.5%
Capital Markets 3.4%
Invesco Ltd.	27,690	666,221
T. Rowe Price Group, Inc. (a)	20,340	1,312,744
		1,978,965
Commercial Banks 0.9%
M&T Bank Corp.	6,290	547,545
Consumer Finance 0.7%
Discover Financial Services	23,040	426,931
	Shares	Value ($)

Diversified Financial Services 2.1%
IntercontinentalExchange, Inc.*	6,140	731,581
MSCI, Inc. "A"*	12,530	488,169
		1,219,750
Insurance 1.3%
Aon Corp.	8,820	405,808
Unum Group	16,060	388,973
		794,781
Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc. "A"*	32,550	666,624
Health Care 11.7%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.* (a)	9,880	795,834
Onyx Pharmaceuticals, Inc.*	7,680	283,161
United Therapeutics Corp.*	8,340	527,255
		1,606,250
Health Care Equipment & Supplies 1.8%
Intuitive Surgical, Inc.*	1,790	461,372
Varian Medical Systems, Inc.*	8,400	581,952
		1,043,324
Health Care Providers & Services 4.2%
AMERIGROUP Corp.*	8,610	378,151
AmerisourceBergen Corp.	19,480	664,658
Emergency Medical Services Corp. "A"*	5,550	358,586
Laboratory Corp. of America Holdings*	3,960	348,163
Universal Health Services, Inc. "B"	17,110	742,916
		2,492,474
Life Sciences Tools & Services 0.9%
Charles River Laboratories International, Inc.*	6,550	232,787
Illumina, Inc.*	4,670	295,798
		528,585
Pharmaceuticals 2.1%
Hospira, Inc.*	9,020	502,324
Valeant Pharmaceuticals International, Inc.	12,560	355,322
Watson Pharmaceuticals, Inc.*	7,620	393,573
		1,251,219
Industrials 10.6%
Aerospace & Defense 1.2%
Goodrich Corp.	8,480	746,834
Airlines 1.4%
United Continental Holdings, Inc.*	33,936	808,355
Machinery 4.5%
Cummins, Inc.	10,330	1,136,403
Joy Global, Inc.	11,890	1,031,458
Parker Hannifin Corp.	5,810	501,403
		2,669,264
Professional Services 0.8%
Manpower, Inc.	7,200	451,872
Road & Rail 0.8%
Canadian Pacific Railway Ltd.	7,240	469,224
	Shares	Value ($)

Trading Companies & Distributors 1.9%
Fastenal Co. (a)	13,390	802,195
WESCO International, Inc.*	5,760	304,128
		1,106,323
Information Technology 28.1%
Communications Equipment 6.3%
Acme Packet, Inc.*	8,270	439,633
Aruba Networks, Inc.*	28,110	586,937
F5 Networks, Inc.*	12,600	1,640,016
Finisar Corp.*	13,120	389,533
Juniper Networks, Inc.*	11,990	442,671
Riverbed Technology, Inc.*	5,950	209,261
		3,708,051
Computers & Peripherals 3.4%
NetApp, Inc.* (a)	18,210	1,000,821
SanDisk Corp.*	20,230	1,008,668
		2,009,489
Electronic Equipment, Instruments & Components 0.6%
Aeroflex Holding Corp.*	20,500	337,225
Internet Software & Services 2.7%
Akamai Technologies, Inc.*	7,620	358,521
LogMeIn, Inc.*	9,350	414,579
MercadoLibre, Inc.* (a)	4,270	284,596
OpenTable, Inc.*	1,650	116,292
VeriSign, Inc.	12,300	401,841
		1,575,829
IT Services 0.9%
VeriFone Systems, Inc.*	13,290	512,462
Semiconductors & Semiconductor Equipment 10.5%
ASML Holding NV (NY Registered Shares) (a)	20,810	797,855
Atheros Communications*	22,530	809,278
Broadcom Corp. "A"	17,150	746,883
Cree, Inc.*	4,730	311,660
Cypress Semiconductor Corp.*	50,140	931,601
First Solar, Inc.* (a)	1,550	201,717
Lam Research Corp.*	15,670	811,393
Netlogic Microsystems, Inc.*	22,230	698,244
Varian Semiconductor Equipment Associates, Inc.*	24,730	914,268
		6,222,899
	Shares	Value ($)

Software 3.7%
Fortinet, Inc.*	11,110	359,408
Salesforce.com, Inc.*	9,790	1,292,280
SuccessFactors, Inc.*	19,030	551,109
		2,202,797
Materials 8.3%
Chemicals 2.7%
CF Industries Holdings, Inc.	7,300	986,595
LyondellBasell Industries NV*	17,390	598,216
		1,584,811
Metals & Mining 5.6%
Cliffs Natural Resources, Inc. (a)	10,920	851,869
Silver Wheaton Corp.*	10,820	422,413
United States Steel Corp. (a)	13,690	799,770
Walter Energy, Inc.	9,770	1,248,997
		3,323,049
Telecommunication Services 2.3%
Wireless Telecommunication Services
Crown Castle International Corp.*	19,260	844,166
NII Holdings, Inc.*	11,200	500,192
		1,344,358
Utilities 0.6%
Gas Utilities
Questar Corp.	21,780	379,190
Total Common Stocks (Cost $36,798,115)		58,366,907

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $9,501,633)	9,501,633	9,501,633

Cash Equivalents 1.2%
Central Cash Management Fund, 0.19% (b) (Cost $682,786)	682,786	682,786
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $46,982,534)+	116.1	68,551,326
Other Assets and Liabilities, Net	(16.1)	(9,506,407)
Net Assets	100.0	59,044,919

* Non-income producing security.

+ The cost for federal income tax purposes was $47,461,113. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,090,213. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,587,307 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $497,094.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $9,276,096, which is 15.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 58,366,907	$ —	$ —	$ 58,366,907
Short-Term Investments (d)	10,184,419	—	—	10,184,419
Total	$ 68,551,326	$ —	$ —	$ 68,551,326

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $36,798,115) — including $9,276,096 of securities loaned	$ 58,366,907
Investment in Daily Assets Fund Institutional (cost $9,501,633)*	9,501,633
Investment in Central Cash Management Fund (cost $682,786)	682,786
Total investments, at value (cost $46,982,534)	68,551,326
Cash	10,000
Receivable for investments sold	312,238
Dividends receivable	12,654
Interest receivable	740
Other assets	286
Total assets	68,887,244
Liabilities
Payable upon return of securities loaned	9,501,633
Payable for investments purchased	155,357
Payable for Fund shares redeemed	83,068
Accrued management fee	40,161
Other accrued expenses and payables	62,106
Total liabilities	9,842,325
Net assets, at value	$ 59,044,919
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	21,568,792
Foreign currency	10
Accumulated net realized gain (loss)	(16,197,182)
Paid-in capital	53,673,299
Net assets, at value	$ 59,044,919
Class A Net Asset Value, offering and redemption price per share ($59,044,919 ÷ 6,033,131 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.79

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,538)	$ 408,183
Income distributions — Central Cash Management Fund	2,018
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,716
Total income	411,917
Expenses: Management fee	368,747
Administration fee	51,573
Services to shareholders	1,911
Custodian fee	12,628
Legal fees	7,226
Audit and tax fees	46,905
Trustees' fees and expenses	3,784
Reports to shareholders	13,380
Other	3,465
Total expenses before expense reductions	509,619
Expense reductions	(679)
Total expenses after expense reductions	508,940
Net investment income (loss)	(97,023)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments: Investments	6,420,921
Foreign currency	35
6,420,956
Change in net unrealized appreciation (depreciation) on: Investments	7,106,878
Foreign currency	10
7,106,888
Net gain (loss)	13,527,844
Net increase (decrease) in net assets resulting from operations	$ 13,430,821

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2010	2009
Operations: Net investment income (loss)	$ (97,023)	$ 10,140
Net realized gain (loss)	6,420,956	(5,079,785)
Change in net unrealized appreciation (depreciation)	7,106,888	23,095,058
Net increase (decrease) in net assets resulting from operations	13,430,821	18,025,413
Distributions to shareholders from: Net investment income: Class A	(7,813)	—
Total distributions	(7,813)	—
Fund share transactions: Class A Proceeds from shares sold	4,327,117	3,565,715
Shares issued to shareholders in reinvestment of distributions	7,813	—
Payments for shares redeemed	(9,376,315)	(19,620,216)
Shares converted*	—	5,097
Net increase (decrease) in net assets from Class A share transactions	(5,041,385)	(16,049,404)
Class B Payments for shares redeemed	—	(21)
Shares converted*	—	(5,097)
Net increase (decrease) in net assets from Class B share transactions	—	(5,118)
Increase (decrease) in net assets	8,381,623	1,970,891
Net assets at beginning of period	50,663,296	48,692,405
Net assets at end of period (including undistributed net investment income of $0 and $4,590, respectively)	$ 59,044,919	$ 50,663,296
Other Information
Class A Shares outstanding at beginning of period	6,675,631	9,629,198
Shares sold	522,352	533,210
Shares issued to shareholders in reinvestment of distributions	906	—
Shares redeemed	(1,165,758)	(3,488,014)
Shares converted*	—	1,237
Net increase (decrease) in Class A shares	(642,500)	(2,953,567)
Shares outstanding at end of period	6,033,131	6,675,631
Class B Shares outstanding at beginning of period	—	1,306
Shares redeemed	—	(5)
Shares converted*	—	(1,301)
Net increase (decrease) in Class B shares	—	(1,306)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.59	$ 5.06	$ 12.55	$ 10.92	$ 11.02
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	.00*	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss)	2.22	2.53	(5.28)	2.64	.77
Total from investment operations	2.20	2.53	(5.29)	2.60	.76
Less distributions from: Net investment income	(.00)*	—	—	—	—
Net realized gains	—	—	(2.20)	(.97)	(.86)
Tax return of capital	—	—	(.00)*	—	—
Total distributions	(.00)*	—	(2.20)	(.97)	(.86)
Net asset value, end of period	$ 9.79	$ 7.59	$ 5.06	$ 12.55	$ 10.92
Total Return (%)	29.00[b]	50.00	(49.49)[b]	25.75	6.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	51	49	129	117
Ratio of expenses before expense reductions (%)	.99	.89	1.03	.95	.97
Ratio of expenses after expense reductions (%)	.99	.89	1.00	.95	.97
Ratio of net investment income (loss) (%)	(.19)	.02	(.14)	(.36)	(.06)
Portfolio turnover rate (%)	96	86	156	133	148
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers seventeen funds (hereinafter referred to individually as "Fund" or collectively as "Funds"), including DWS Alternative Asset Allocation Plus VIP that invests primarily in existing affiliated DWS Funds ("Underlying Funds") and exchange-traded funds ("ETFs"). Each Underlying Fund's accounting policies and investment holdings are outlined in the Underlying Fund's financial statements and are available upon request. Each Fund (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company.

Multiple Classes of Shares of Beneficial Interest. Certain Funds of the Trust offer two classes of shares (Class A shares and Class B shares). Effective February 5, 2010, Class B shares of DWS Core Fixed Income VIP were converted into the Class A shares of the same Fund. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Funds' Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price provided by the broker-dealer with which the option, was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Investments in the Underlying Funds are valued at the net asset value per share of each class of the Underlying Funds and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Funds' Investment Portfolio.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Fund, except DWS Money Market VIP and DWS Alternative Asset Allocation Plus VIP, lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. DWS Government & Agency Securities VIP had no securities on loan as of December 31, 2010.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Participatory Notes. DWS Global Thematic VIP invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Mortgage Dollar Rolls. DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Government & Agency Securities VIP may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the following Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Fund	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)	Capital Loss Carryforward Expired ($)
DWS Balanced VIP	6,483,000	12/31/2016	16,309,000	—
	45,045,000	12/31/2017
DWS Blue Chip VIP	15,813,000	12/31/2016	10,865,000	—
	32,910,000	12/31/2017
DWS Core Fixed Income VIP	5,512,000	12/31/2016	4,494,000	—
	48,195,000	12/31/2017
DWS Diversified International Equity VIP	30,075,000	12/31/2016	2,858,000	—
	39,164,000	12/31/2017
DWS Dreman Small Mid Cap Value VIP	10,090,000	12/31/2016	30,517,000	—
	93,411,000	12/31/2017
DWS Global Thematic VIP	35,242,000	12/31/2016	6,786,000	—
	17,811,000	12/31/2017
DWS Government & Agency Securities VIP	—	—	1,158,000	—
DWS High Income VIP	13,877,000	12/31/2011	1,517,000	53,591,000
	3,844,000	12/31/2014
	858,000	12/31/2015
	17,300,000	12/31/2016
	17,232,000	12/31/2017
DWS Large Cap Value VIP	29,003,000	12/31/2016	7,651,000	—
	12,084,000	12/31/2017
DWS Mid Cap Growth VIP	18,281,000	12/31/2011	1,874,000	—
	935,000	12/31/2016
	6,533,000	12/31/2017
DWS Small Cap Growth VIP	8,113,000	12/31/2016	10,901,000	55,922,000
	34,287,000	12/31/2017
DWS Strategic Income VIP	543,000	12/31/2017	2,458,000	—
DWS Strategic Value VIP	52,455,000	12/31/2016	15,988,000	—
	88,212,000	12/31/2017
DWS Technology VIP	71,516,000	12/31/2011	6,205,000	87,294,000
	13,148,000	12/31/2016
	20,753,000	12/31/2017
DWS Turner Mid Cap Growth VIP	800,000	12/31/2016	5,953,000	—
	14,919,000	12/31/2017

In addition, included in DWS Large Cap Value VIP's net tax basis capital loss carryforward of approximately $41,087,000 is $19,469,000 inherited from its merger with DWS Davis Venture Value VIP in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the above expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2010 through December 31, 2010, the following Funds incurred net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2011.

Fund
DWS Global Thematic VIP	$ 43,000
DWS High Income VIP	185,000
DWS Strategic Income VIP	472,000

The Funds have reviewed the tax positions for the open tax years as of December 31, 2010 and have determined that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years and for the two fiscal years of DWS Alternative Asset Allocation Plus VIP remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Fund, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward currency contracts, investments in futures contracts, investments in swap contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Funds' components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital gains	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Alternative Asset Allocation Plus VIP	426,034	99,137	—	1,578,944
DWS Balanced VIP	4,560,940	—	(51,528,000)	39,560,610
DWS Blue Chip VIP	1,146,935	—	(48,723,000)	14,678,739
DWS Core Fixed Income VIP	2,279,173	—	(53,707,000)	2,267,700
DWS Diversified International Equity VIP	1,473,946	—	(69,239,000)	21,763,626
DWS Dreman Small Mid Cap Value VIP	2,636,612	—	(103,501,000)	59,732,698
DWS Global Thematic VIP	363,173	—	(53,053,000)	6,218,590
DWS Government & Agency Securities VIP	7,707,477	1,262,738	—	8,134,116
DWS High Income VIP	16,310,534	—	(53,111,000)	(2,383,006)
DWS Large Cap Value VIP	4,084,211	—	(41,087,000)	36,866,114
DWS Mid Cap Growth VIP	—	—	(25,749,000)	8,278,722
DWS Small Cap Growth VIP	516,412	—	(42,400,000)	27,549,602
DWS Strategic Income VIP	4,050,541	—	(543,000)	2,097,941
DWS Strategic Value VIP	3,522,893	—	(140,667,000)	36,835,037
DWS Technology VIP	—	—	(105,417,000)	28,995,869
DWS Turner Mid Cap Growth VIP	—	—	(15,719,000)	21,090,213

In addition, the tax character of distributions paid by the Funds is summarized as follows:

	Distributions from Ordinary Income ($)*
	Years Ended December 31,
Fund	2010	2009
DWS Alternative Asset Allocation Plus VIP	210,676	—
DWS Balanced VIP	9,827,154	11,680,702
DWS Blue Chip VIP	1,577,833	2,046,739
DWS Core Fixed Income VIP	5,749,285	11,379,976
DWS Diversified International Equity VIP	1,843,687	5,187,036
DWS Dreman Small Mid Cap Value VIP	3,285,561	4,442,178
DWS Global Thematic VIP	650,285	966,170
DWS Government & Agency Securities VIP	8,062,626	9,913,871
DWS High Income VIP	15,337,062	18,661,430
DWS Large Cap Value VIP	4,122,165	2,857,014
DWS Money Market VIP	24,815	1,233,830
DWS Strategic Income VIP	4,806,010	3,708,667
DWS Strategic Value VIP	5,273,728	12,860,410
DWS Technology VIP	30,198	—
DWS Turner Mid Cap Growth VIP	7,813	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, each Fund may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Balanced VIP and DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Fund, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2010, DWS Government & Agency Securities VIP and DWS Strategic Income VIP entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Government & Agency Securities VIP's investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $2,930,000 to $12,800,000 and DWS Strategic Income VIP's investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $3,600,000 to $4,850,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2010, DWS High Income VIP and DWS Strategic Income VIP bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS High Income VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Strategic Income VIP's investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,000,000. DWS High Income VIP's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $17,275,000 and DWS Strategic Income VIP's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $580,000 to $2,370,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2010, DWS Strategic Income VIP and DWS Government & Agency Securities VIP entered into total return swap transactions to enhance potential gain. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Government & Agency Securities VIP's investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $6,900,000 to $9,000,000 and DWS Strategic Income VIP's investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $2,800,000 to $3,000,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended December 31, 2010, DWS Global Thematic VIP and DWS Government & Agency Securities VIP entered into option contracts in order to enhance potential gain. For the year ended December 31, 2010, DWS Strategic Income VIP entered into option contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires, exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of December 31, 2010 is included in the Investment Portfolio for DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Strategic Income VIP's investment in written option contracts had a total value generally indicative of a range from $0 to approximately $53,000 and in purchased option contracts had a total value generally indicative of a range from $0 to approximately $59,000.

There are no open option contracts as of December 31, 2010 for DWS Global Thematic VIP and DWS Government & Agency Securities VIP. During the year ended December 31, 2010, DWS Global Thematic VIP's investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $1,000 and DWS Government & Agency Securities VIP's investment in written option contracts had a total value generally indicative of a range from $0 to approximately $197,000 and in purchased option contracts had a total value generally indicative of a range from $0 to approximately $49,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2010, DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. DWS Balanced VIP and DWS Strategic Income VIP enter into futures contracts on fixed-income securities and equities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity and bond markets. For the year ended December 31, 2010, DWS Blue Chip VIP and DWS Diversified International Equity VIP entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Diversified International Equity VIP also entered into futures contracts as a means of gaining exposure to a particular asset class.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Balanced VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $67,752,000 to $118,748,000, DWS Blue Chip VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $359,000 to $1,806,000, DWS Diversified International Equity VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $676,000 to $2,958,000, DWS Government & Agency Securities VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,947,000 and DWS Strategic Income VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,962,000 to $32,102,000. DWS Balanced VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $60,075,000 to $95,480,000, DWS Core Fixed Income VIP's investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $25,611,000, DWS Government & Agency Securities VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $14,332,000 to $49,098,000 and DWS Strategic Income VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,614,000 to $21,729,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2010, DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Balanced VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $15,249,000 to $33,339,000, DWS High Income VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $6,564,000 to $13,966,000 and DWS Strategic Income VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $12,029,000 to $20,192,000. DWS Balanced VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $13,605,000 to $33,480,000, DWS High Income VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $210,000 and DWS Strategic Income VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $3,370,000 to $8,365,000.

DWS Balanced VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 760,385

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 112,848	$ 112,848
Interest Rate Contracts (a)	—	(268,526)	(268,526)
Foreign Exchange Contracts (b)	(677,737)	—	(677,737)
	$ (677,737)	$ (155,678)	$ (833,415)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (1,379,315)	$ (1,379,315)
Interest Rate Contracts (a)	—	1,053,743	1,053,743
Foreign Exchange Contracts (b)	171,662	—	171,662
	$ 171,662	$ (325,572)	$ (153,910)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 26,819	$ 26,819
Interest Rate Contracts (a)	—	67,655	67,655
Foreign Exchange Contracts (b)	(60,489)	—	(60,489)
	$ (60,489)	$ 94,474	$ 33,985

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Blue Chip VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 15,218

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 130,929

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 7,705

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Core Fixed Income VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$ 617,391

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$ (504,977)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$ 534,420

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Diversified International Equity VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (39,027)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 139,952

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (169,560)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Global Thematic VIP

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ (212,772)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from investments (includes purchased options)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ 212,262

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

DWS Government & Agency Securities VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 6,598

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts

Liability Derivative	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (145,683)	$ (165,133)	$ (310,816)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (323,210)	$ 87,625	$ (659,466)	$ 950,817	$ 55,766

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (95,677)	$ 475,938	$ 380,261

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

DWS High Income VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 386,256	$ 386,256
Foreign Exchange Contracts (b)	2,528	—	2,528
	$ 2,528	$ 386,256	$ 388,784

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (60,959)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 1,020,868	$ 1,020,868
Foreign Exchange Contracts (b)	1,453,531	—	1,453,531
	$ 1,453,531	$ 1,020,868	$ 2,474,399

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 386,256	$ 386,256
Foreign Exchange Contracts (b)	(34,981)	—	(34,981)
	$ (34,981)	$ 386,256	$ 351,275

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Strategic Income VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 467	$ —	$ 2,678	$ 3,145
Credit Contracts (a)	—	—	25,665	25,665
Foreign Exchange Contracts (b)	—	259,054	—	259,054
	$ 467	$ 259,054	$ 28,343	$ 287,864

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ 31,298	$ 31,298
Interest Rate Contracts (a)	(35,163)	—	(254,700)	(126,598)	(416,461)
Credit Contracts (a)	—	—	(28,377)	—	(28,377)
Foreign Exchange Contracts (b)	—	(262,385)	—	—	(262,385)
	$ (35,163)	$ (262,385)	$ (283,077)	$ (95,300)	$ (675,925)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (421,417)	$ (421,417)
Interest Rate Contracts (a)	38,962	—	94,915	480,480	614,357
Credit Contracts (a)	—	—	(132,473)	—	(132,473)
Foreign Exchange Contracts (b)	—	434,022	—	—	434,022
	$ 38,962	$ 434,022	$ (37,558)	$ 59,063	$ 494,489

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ 19,172	$ 19,172
Interest Rate Contracts (a)	(57,941)	(4,423)	—	(308,385)	(20,863)	(391,612)
Credit contracts (a)	—	—	—	(1,477)	—	(1,477)
Foreign Exchange Contracts (b)	—	—	(279,489)	—	—	(279,489)
	$ (57,941)	$ (4,423)	$ (279,489)	$ (309,862)	$ (1,691)	$ (653,406)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Fund	Purchases ($)	Sales ($)
DWS Alternative Asset Allocation Plus VIP Underlying Affiliated Funds	20,924,087	733,000
Underlying Non-affiliated Funds	988,703	54,941
DWS Balanced VIP excluding US Treasury Obligations	501,453,180	520,652,361
US Treasury Obligations	71,576,766	77,346,084
DWS Blue Chip VIP	151,115,169	165,670,571
DWS Core Fixed Income VIP excluding US Treasury Obligations	255,494,334	250,517,214
US Treasury Obligations	97,533,517	86,987,776
DWS Diversified International Equity VIP	10,585,084	20,213,690
DWS Dreman Small Mid Cap Value VIP	93,395,395	129,147,757
DWS Global Thematic VIP	110,185,987	116,147,618
DWS Government & Agency Securities VIP	814,547,329	814,973,550
DWS High Income VIP	165,760,238	191,044,642
DWS Large Cap Value VIP	61,553,310	87,416,345
DWS Mid Cap Growth VIP	12,373,056	14,480,595
DWS Small Cap Growth VIP	49,541,542	62,144,300
DWS Strategic Income VIP excluding US Treasury Obligations	83,860,216	81,802,651
US Treasury Obligations	38,991,537	36,504,796
DWS Strategic Value VIP	218,849,807	258,849,951
DWS Technology VIP	16,212,693	32,717,685
DWS Turner Mid Cap Growth VIP	48,107,657	53,568,971

For the year ended December 31, 2010, transactions for written options on futures were as follows for DWS Government & Agency Securities VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	636	202,702
Options closed	(120)	(65,361)
Options exercised	(256)	(105,437)
Options expired	(260)	(31,904)
Outstanding, end of period	—	$ —

For the year ended December 31, 2010, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:

	Contract Amount	Premiums
Outstanding, beginning of period	—	$ —
Options written	29,000,000	30,740
Outstanding, end of period	29,000,000	$ 30,740

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund or delegates such responsibility to each Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Fund's average daily net assets, computed and accrued daily and payable monthly:

Fund	Annual Management Fee Rate
DWS Alternative Asset Allocation Plus VIP on assets invested in other DWS Funds on assets invested in all other assets not considered DWS Funds	.200% 1.200%
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Diversified International Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Large Cap Value VIP $0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Strategic Value VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

QS Investors, LLC ("QS Investors") acts as an investment sub-advisor to DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Funds' portfolio management teams, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment sub-advisor to DWS Blue Chip VIP and DWS Diversified International Equity VIP, QS Investors makes investment decisions and buys and sells securities for the Funds. As an investment sub-advisor to DWS Alternative Asset Allocation Plus VIP, QS Investors renders strategic asset allocation services to the Fund. As an investment sub-advisor to DWS Balanced VIP, QS Investors renders strategic asset allocation services to the Fund and manages the assets attributable to the Fund's Global Tactical Asset Allocation ("GTAA") overlay strategy. As an investment sub-advisor to DWS Strategic Income VIP, QS Investors manages the assets attributable only to the Fund's GTAA overlay strategy. QS Investors is paid by the Advisor, not the Funds, for the services QS Investors provides to the Funds.

Global Thematic Partners, LLC ("GTP") acts as investment sub-advisor to DWS Global Thematic VIP. On July 1, 2010, members of the Advisor's Global Equity Team, including members of the DWS Global Thematic VIP portfolio management team, separated from the Advisor and formed GTP as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment sub-advisor to DWS Global Thematic VIP, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor, not the Fund, for the services GTP provides to the Fund.

Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and a portion of DWS Balanced VIP's large cap value allocation of the portfolio. DeAMi is paid by the Advisor for its services.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor to DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

For the year ended December 31, 2010, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for DWS Alternative Asset Allocation Plus VIP.

For the period from January 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Fund	Annual Rate
DWS Global Thematic VIP Class A	1.06%
Class B	1.46%
DWS High Income VIP Class B	1.25%
DWS Large Cap Value VIP Class A	.88%
Class B	1.28%
DWS Mid Cap Growth VIP Class A	1.09%
DWS Strategic Income VIP Class A	.87%
DWS Turner Mid Cap Growth VIP Class A	1.01%

For the period from January 1, 2010 through April 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Fund	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.21%
Class B	.61%

For the period from January 1, 2010 through April 30, 2010, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Fund	Annual Rate
DWS Money Market VIP Class A	.44%
DWS Strategic Value VIP Class A	.78%
Class B	1.11%

For the period from May 1, 2010 through January 31, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:

Fund	Annual Rate
DWS Money Market VIP Class A	.51%

For the period from May 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Fund	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.35%
Class B	.75%

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Fund	Annual Rate
DWS Core Fixed Income VIP Class A	.71%
DWS Global Thematic VIP Class A	1.03%
Class B	1.43%
DWS Mid Cap Growth VIP Class A	.97%
DWS Strategic Income VIP Class A	.78%
DWS Turner Mid Cap Growth VIP Class A	.97%

For the period from January 1, 2010 through February 5, 2010, the Advisor had voluntarily agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:

Fund	Annual Rate
DWS Core Fixed Income VIP Class B	1.07%

In addition, the Advisor has agreed to voluntarily waive additional expenses for DWS Money Market VIP. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2010, the total management fees, management fees waived and effective management fee rates were as follows:

Fund	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Alternative Asset Allocation Plus VIP	31,017	31,017.00%
DWS Balanced VIP	1,124,396	—	.37%
DWS Blue Chip VIP	580,643	—	.55%
DWS Core Fixed Income VIP	482,684	—	.50%
DWS Diversified International Equity VIP	519,737	—	.65%
DWS Dreman Small Mid Cap Value VIP	1,653,319	—	.65%
DWS Global Thematic VIP	626,939	245,154.56%
DWS Government & Agency Securities VIP	789,612	—	.45%
DWS High Income VIP	946,284	—	.50%
DWS Large Cap Value VIP	1,313,548	—	.65%
DWS Mid Cap Growth VIP	149,048	24,596.56%
DWS Money Market VIP	704,427	292,096.17%
DWS Small Cap Growth VIP	434,077	—	.55%
DWS Strategic Income VIP	410,735	67,252.46%
DWS Strategic Value VIP	1,756,021	35,990.65%
DWS Technology VIP	484,850	—	.665%
DWS Turner Mid Cap Growth VIP	368,747	559.71%

In addition, for the year ended December 31, 2010, the Advisor waived $51,328 and $809 of other expenses for DWS Alternative Asset Allocation Plus VIP and DWS Core Fixed Income VIP, respectively.

DWS Alternative Asset Allocation Plus VIP indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay DIMA an annual fee ("Administration Fee") of 0.10% of the Funds' average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was as follows:

Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	13,080	13,080	—
DWS Balanced VIP	307,796	—	26,033
DWS Blue Chip VIP	105,571	—	9,119
DWS Core Fixed Income VIP	96,537	—	7,487
DWS Diversified International Equity VIP	79,960	—	6,963
DWS Dreman Small Mid Cap Value VIP	254,770	—	23,011
DWS Global Thematic VIP	68,518	—	6,051
DWS Government & Agency Securities VIP	175,469	—	13,991
DWS High Income VIP	189,257	—	15,979
DWS Large Cap Value VIP	202,084	—	17,334
DWS Mid Cap Growth VIP	22,413	—	2,228
DWS Money Market VIP	247,168	—	19,561
DWS Small Cap Growth VIP	78,923	—	7,452
DWS Strategic Income VIP	74,679	—	6,418
DWS Strategic Value VIP	264,774	—	22,475
DWS Technology VIP	72,910	—	6,462
DWS Turner Mid Cap Growth VIP	51,573	—	4,967

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Fund. For the year ended December 31, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP for Class B shares, the amounts charged to each Fund by DISC were as follows:

Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP Class A	51	51	—
DWS Alternative Asset Allocation Plus VIP Class B	53	—	12
DWS Balanced VIP Class A	517	—	129
DWS Blue Chip VIP Class A	223	—	59
DWS Blue Chip VIP Class B	24	—	6
DWS Core Fixed Income VIP Class A	74	—	33
DWS Core Fixed Income VIP Class B	60	—	10
DWS Diversified International Equity VIP Class A	138	—	34
DWS Dreman Small Mid Cap Value VIP Class A	678	—	168
DWS Dreman Small Mid Cap Value VIP Class B	390	—	102
DWS Global Thematic VIP Class A	363	363	—
DWS Global Thematic VIP Class B	83	—	18
DWS Government & Agency Securities VIP Class A	325	—	77
DWS Government & Agency Securities VIP Class B	56	—	12
DWS High Income VIP Class A	307	—	71
DWS High Income VIP Class B	24	—	6
DWS Large Cap Value VIP Class A	279	—	71
DWS Large Cap Value VIP Class B	47	—	12
DWS Mid Cap Growth VIP Class A	—	—	—
DWS Money Market VIP Class A	710	710	—
DWS Small Cap Growth VIP Class A	336	—	92
DWS Strategic Income VIP Class A	162	162	—
DWS Strategic Value VIP Class A	433	433	—
DWS Strategic Value VIP Class B	197	—	48
DWS Technology VIP Class A	134	—	35
DWS Technology VIP Class B	107	—	24
DWS Turner Mid Cap Growth VIP Class A	120	120	—

Distribution Service Agreement. Under the Funds' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP, the Distribution Service Fee was as follows:

Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	25,810	4,472
DWS Blue Chip VIP	399	277
DWS Core Fixed Income VIP	14	—
DWS Dreman Small Mid Cap Value VIP	59,943	5,482
DWS Global Thematic VIP	11,552	1,002
DWS Government & Agency Securities VIP	15,782	1,330
DWS High Income VIP	367	31
DWS Large Cap Value VIP	2,177	235
DWS Strategic Value VIP	4,271	393
DWS Technology VIP	2,449	31

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Fund. For the year ended December 31, 2010, the amount charged to each Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Fund	Amount ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	13,134	2,147
DWS Balanced VIP	10,742	3,844
DWS Blue Chip VIP	12,605	3,200
DWS Core Fixed Income VIP	11,979	3,064
DWS Diversified International Equity VIP	11,959	2,922
DWS Dreman Small Mid Cap Value VIP	12,427	3,129
DWS Global Thematic VIP	10,208	1,734
DWS Government & Agency Securities VIP	12,898	3,141
DWS High Income VIP	11,655	2,493
DWS Large Cap Value VIP	11,866	2,924
DWS Mid Cap Growth VIP	11,630	3,135
DWS Money Market VIP	10,874	1,873
DWS Small Cap Growth VIP	10,959	3,135
DWS Strategic Income VIP	11,019	3,562
DWS Strategic Value VIP	13,417	4,180
DWS Technology VIP	11,852	2,738
DWS Turner Mid Cap Growth VIP	11,771	3,031

Trustees' Fees and Expenses. The Funds paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Funds may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Funds indirectly bear their proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High Yield Securities

The Funds' performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Funds may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Funds

At December 31, 2010, the beneficial ownership in each Fund was as follows:

DWS Alternative Asset Allocation Plus VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 83% and 17%.

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 22% and 15%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53% and 39%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 41% and 13%.

DWS Diversified International Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 29% and 28%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 39%, 26% and 15%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 41%, 19% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 98%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 40%, 38% and 16%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 32% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 30% and 10%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 86% and 14%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 35%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 28%, 20% and 15%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 28% and 25%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 39%.

DWS Strategic Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56% and 30%. Five Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 26%, 25%, 15%, 11% and 11%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 37%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 79% and 12%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 75% and 25%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The facility borrowing limit for each Fund as a percentage of net assets is as follows:

Fund	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Core Fixed Income VIP	33%
DWS Diversified International Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS High Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Strategic Value VIP	33%
DWS Technology VIP	20%
DWS Turner Mid Cap Growth VIP	33%

I. Payments by Affiliates

During the year ended December 31, 2010, the Advisor agreed to reimburse DWS Large Cap Value VIP, DWS Strategic Value VIP and DWS Technology VIP $62,550, $289,394 and $1,507, respectively, for losses incurred on trades executed incorrectly. The amounts of the reimbursement are 0.03%, 0.11% and 0.00%, respectively, of the Funds' average net assets.

J. Acquisition of Assets

On April 24, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP pursuant to a plan of reorganization approved by shareholders on November 21, 2008. The primary reason for the acquisition was to consolidate Funds managed by the Advisor with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 17,064,120 Class A shares and 32,154 Class B shares of DWS Davis Venture Value VIP for 12,224,432 Class A shares and 22,957 Class B shares of DWS Large Cap Value VIP, respectively, outstanding on April 24, 2009. DWS Davis Venture Value VIP's net assets at that date, $107,655,331, including $5,676,099 of net unrealized appreciation, were combined with those of DWS Large Cap Value VIP. The aggregate net assets of the Fund immediately before the acquisition were $106,678,067. The combined net assets of the Fund immediately following the acquisition were $214,333,398.

K. Subsequent Events

On January 12, 2011, the Board of the following Acquired Funds approved, in principle, the mergers of each Acquired Fund into the Acquiring Fund. Completion of each merger is subject to a number of conditions. The merger of DWS Technology VIP is subject to approval by shareholders of the Fund at a shareholder meeting expected to be held in April 2011. The mergers are expected to be completed on or about May 1, 2011.

Acquired Funds	Acquiring Funds
DWS Variable Series II — DWS Mid Cap Growth VIP	DWS Variable Series II — DWS Small Cap Growth VIP
DWS Variable Series II — DWS Strategic Value VIP	DWS Variable Series II — DWS Large Cap Value VIP
DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	DWS Variable Series II — DWS Small Cap Growth VIP

In addition, on January 12, 2011, the Board approved changes to the name and strategy of DWS Small Cap Growth VIP. Effective on or about May 1, 2011, DWS Small Cap Growth VIP's investment objective will change from maximum appreciation of investors capital to long-term capital appreciation. In connection with the implementation of the new investment objective, the name will change from DWS Small Cap Growth VIP to DWS Small Mid Cap Growth VIP. In addition, the Russell 2500 Growth Index will replace the Russell 2000 Growth Index as the benchmark index because the Advisor believes that it better reflects the new investment strategy. For a description of the new investment objective, please see the supplement dated January 19, 2011 to DWS Small Cap Growth VIP's current prospectus posted on www.dws-investments.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP), DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP), DWS Technology VIP and DWS Turner Mid Cap Growth VIP, including the investment portfolios, as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the DWS Variable Series II at December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2011

Tax Information (Unaudited)

The following Funds designated as capital gain dividends for their year ended December 31, 2010:

Fund	Capital Gain ($)	% Representing 15% Rate Gains
DWS Alternative Asset Allocation Plus VIP	109,000	100
DWS Government & Agency Securities VIP	1,388,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Funds' fiscal year ended December 31, 2010 qualified for the dividends received deduction:

Fund	Dividends Received %
DWS Alternative Asset Allocation Plus VIP	8
DWS Balanced VIP	22
DWS Blue Chip VIP	100
DWS Diversified International Equity VIP	4
DWS Dreman Small Mid Cap Value VIP	100
DWS Global Thematic VIP	59
DWS Large Cap Value VIP	100
DWS Strategic Value VIP	100
DWS Technology VIP	100
DWS Turner Mid Cap Growth VIP	100

DWS Diversified International Equity VIP paid foreign taxes of $274,450 and earned $1,655,652 of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2010.

DWS Global Thematic VIP paid foreign taxes of $117,000 and earned $347,000 of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the International Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.04 per share as income earned from foreign sources for the year ended December 31, 2010.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

DWS Alternative Asset Allocation Plus VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), sub-advisory agreements (each a "Sub-Advisory Agreement") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") and sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and Sub-Advisory Agreements, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hond Kong) Limited and Deutsche Investments Australia Limted (the "Sub-Sub-Advisors"), all affiliates of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, QS Investors', RREEF's and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement with QS Investors, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, QS Investors, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board did not consider comparative performance information due to the Fund's limited operating history. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper Inc.), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, QS Investors, RREEF and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, sub-sub-advisory fee schedules, operating expenses, and total expense ratios and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fees paid to QS Investors and RREEF, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. With respect to the sub-sub-advisory fees paid to the Sub-Sub-Advisors, the Board noted that the fees are paid by RREEF out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, QS Investors, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Balanced VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, DeAMi's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement with QS Investors, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, DeAMi and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, DeAMi and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fees paid to DeAMi and QS Investors, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, DeAMi and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Blue Chip VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Core Fixed Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Diversified International Equity VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Dreman Small Mid Cap Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management L.L.C. ("DVM") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Global Thematic VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and Global Thematic Partners, LLC ("Global Thematic") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Global Thematic's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Global Thematic provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and Global Thematic historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to Global Thematic, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.
The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Global Thematic.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Global Thematic with respect to the Fund. The Board noted that DWS pays Global Thematic's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Global Thematic and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Global Thematic and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Global Thematic related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Global Thematic related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Government & Agency Securities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS High Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Large Cap Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Money Market VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by iMoneyNet, Inc.), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's gross performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Small Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Strategic Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Strategic Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Technology VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing the each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Turner Investment Partners, Inc. ("Turner") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Turner's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Turner provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and Turner historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to Turner, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Turner.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Turner with respect to the Fund. The Board noted that DWS pays Turner's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Turner and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Turner and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Turner related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Turner related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

DWS Money Market VIP

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)

		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)

		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

55
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[9] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2-1 (R-20593-1 2/11)

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

DWS VARIABLE SERIES I

PART C: OTHER INFORMATION

Item 15. Indemnification

A policy of insurance covering Deutsche Investment Management Americas Inc., the Registrant’s investment adviser (the “Adviser”), its subsidiaries, including DWS Investments Distributors, Inc., and all of the registered investment companies advised by the Adviser insures the Registrant’s trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article IV, Sections 4.1-4.3 of Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i)	every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)	the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)	against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)	by the court or other body approving the settlement or other disposition; or

(B)	a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x)	a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y)	written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c)	The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d)	Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i)	such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii)	a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the Registrant’s investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

The Adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then the Adviser has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Adviser and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of the Adviser and the Registrant, then the Adviser shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, the Adviser has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by the Adviser (or by a representative of the Adviser acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of the Adviser, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to the Adviser or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that the Adviser will be obligated to pay under this provision for all loss or expense shall not exceed the amount that the Adviser and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless the Adviser prevails on the merits of any such dispute in a final, nonappealable court order.

The Adviser is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the board of Trustees of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that the Adviser has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to the Adviser.

Item 16. Exhibits

(1)(a)	Amended and Restated Declaration of Trust dated June 2, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(1)(b)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, with $0.01 Par Value, dated January 22, 2009, is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant Statement as filed on April 30, 2009.

(2)	Amended and Restated By-laws dated April 1, 2008 are incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Appendix B to Part A hereof.

(5)	(a) Articles V, VI, and VII and Sections 4.1 and 4.2 of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b) Articles 8 and 9 of the Amended and Restated Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated June 1, 2006 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement as filed on April 30, 2007.

(7)	Master Distribution Agreement between the Registrant and DWS Investments Distributors, Inc., dated January 13, 2010, is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement as filed on March 2, 2010.

(8)	Not applicable.

(9)	(a) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(b) Amended and Restated Global Custody Agreement between the Registrant and JPMorgan, dated September 29, 2008 as amended and restated October 17,2008,is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement as filed on April 30, 2009.

(10)	(a) Form of DWS Funds Amended and Restated Multi-Distribution System Plan, pursuant to Rule 18f-3, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement as filed on April 30, 2009.

(b) Master Distribution Plan for Class B shares pursuant to Rule 12b-1, as amended September 30, 2002, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

(c) Master Distribution Plan for Class B shares pursuant to Rule 12b-1 dated February 9, 1996 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on April 30, 1997.

(11)	Opinion of Ropes & Gray LLP, including consent, is filed herein.

(12)	Form of Opinion and Consent of Willkie Farr & Gallagher LLP as to tax matters, is filed herein.

(13)	(a)	Amended and Restated Administrative Services Agreement dated October 1, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

	(b)	Form of Participation Agreement, filed herein.

	(c)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on March 2, 2006.

	(d)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on March 2, 2006.

	(e)	Letter of Indemnity to the Independent Trustees dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on March 2, 2006.

	(f)	Agency Agreement, dated May 1 2001, between the Registrant and Scudder Investments Service Company is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

	(g)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement dated May 1 2001 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

	(h)	Agency Agreement Fee Schedule dated February 1, 2009 is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on April 30, 2009.

	(i)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

	(j)	Form of Expense Limitation Agreement between the Registrant and Deutsche Investment Management Americas Inc. is filed herein.

(14)	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herein.

	(b)	Consent of Ernst & Young, Independent Registered Public Accounting Firm, is filed herein.

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-171876) filed January 26, 2011.

(17)	Not Applicable.

Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of New York, and State of New York, on the 28th day of February 2011.

DWS VARIABLE SERIES I

By:	/s/ Michael G. Clark
Michael G. Clark

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2011.

SIGNATURE	TITLE	DATE

/s/ Michael G. Clark
Michael G. Clark	President	February 28, 2011

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer	February 28, 2011

/s/ John W. Ballantine
John W. Ballantine*	Trustee	February 28, 2011

/s/ Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Trustee	February 28, 2011

/s/ Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee	February 28, 2011

/s/ Keith R. Fox
Keith R. Fox*	Trustee	February 28, 2011

/s/ Paul K. Freeman
Paul K. Freeman*	Chairperson and Trustee	February 28, 2011

/s/ Kenneth C. Froewiss
Kenneth C. Froewiss*	Trustee	February 28, 2011

/s/ Richard J. Herring
Richard J. Herring*	Trustee	February 28, 2011

/s/ William McClayton
William McClayton*	Trustee	February 28, 2011

/s/ Rebecca W. Rimel
Rebecca W. Rimel*	Trustee	February 28, 2011

/s/ William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee	February 28, 2011

/s/ Jean Gleason Stromberg
Jean Gleason Stromberg*	Trustee	February 28, 2011

/s/ Robert H. Wadsworth
Robert H. Wadsworth*	Trustee	February 28, 2011

*By:	/s/ John Millette
John Millette**

**	Attorney-in-fact pursuant to the power of attorney that is incorporated herein by reference to the Registration Statement as Exhibit 16 on Form N-14 as filed with the Commission on January 26, 2011.

2

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE

(11)	Opinion of Ropes & Gray LLP, including consent

(12)	Form of Opinion and Consent of Willkie Farr & Gallagher LLP as to tax matters

(13)(b)	Form of Participation Agreement

(13)(i)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement

(13)(j)	Form of Expense Limitation Agreement

(14)(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(14)(b)	Consent of Ernst & Young, Independent Registered Public Accounting Firm